UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22559

First Trust Exchange-Traded Fund IV
(Exact name of registrant as specified in charter)

Exact name of registrant as specified in charter)

120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Address of principal executive offices) (Zip code)

W. Scott Jardine, Esq.
First Trust Portfolios L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Name and address of agent for service)

Registrant’s telephone number, including area code: (630) 765-8000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

FIRST TRUST

First Trust Exchange-Traded Fund IV

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First Trust North American
Energy Infrastructure Fund (EMLP)

First Trust EIP
Carbon Impact ETF (ECLN)

Annual Report
For the Year Ended
October 31, 2021

Energy Income Partners, LLC
---------------------------

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                      FIRST TRUST EXCHANGE-TRADED FUND IV
                                 ANNUAL REPORT
                                OCTOBER 31, 2021

Shareholder Letter...........................................................  1
Fund Performance Overview

Portfolio of Investments

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First
Trust" or the "Advisor") and/or Energy Income Partners, LLC ("EIP" or the
"Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate,"
"estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of any series of First Trust Exchange-Traded Fund IV (the "Trust") described in this report (each such series is referred to as a "Fund" and collectively, as the "Funds") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that any Fund described in this report will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund's shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in a Fund. See "Risk
Considerations" in the Additional Information section of this report for a discussion of certain other risks of investing in the Funds.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit
www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on each Fund's webpage at www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about each Fund and presents data and analysis that provide insight into each Fund's performance and investment approach.

By reading the portfolio commentary from the portfolio management team of the
Funds, you may obtain an understanding of how the market environment affected each Fund's performance. The statistical information that follows may help you understand each Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the
Advisor and/or Sub-Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in each Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.


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SHAREHOLDER LETTER
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                      FIRST TRUST EXCHANGE-TRADED FUND IV
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                OCTOBER 31, 2021

Dear Shareholders:

First Trust is pleased to provide you with the annual report for the First Trust
North American Energy Infrastructure Fund and the First Trust EIP Carbon Impact
ETF (the "Funds"), which contains detailed information about the Funds for the twelve months ended October 31, 2021.

Inflation has arrived, and its entrance was grand, to say the least. The
Consumer Price Index came in at 6.2% year-over-year in October 2021, according to data from the U.S. Bureau of Labor Statistics. The last time it topped the
6.0% mark was in December 1990 (6.1%), over 30 years ago. As is often the case with major shifts in the economy and markets, there is debate over what is truly behind them. For many months, as inflation was trending higher, Federal Reserve
(the "Fed") Chairman Jerome Powell held the view that the rising inflationary pressures largely stemmed from global supply chain bottlenecks induced by the coronavirus ("COVID-19") pandemic. Perhaps the best example of this is the unprecedented backlog of container ships that have dropped anchor outside the
California ports of Los Angeles and Long Beach. Together, these ports service
40% of all the container ships bound for the U.S. In normal times, no ships are anchored waiting to unload their goods. Shortages of trucks and drivers have also contributed to the slowdown at the ports.

The takeaway is that goods are not being delivered to warehouses and store shelves in a timely fashion and that is helping to drive prices higher for consumers. Simply put, inflation is the byproduct of too much money chasing too few goods. We'll return to this axiom shortly. Chairman Powell originally believed the bottlenecks would be remedied relatively quickly as the global economy reopened and people went back to work. That, in turn, would allow inflationary pressures to dissipate, which has not happened. Around the end of
October, Chairman Powell finally acknowledged that inflation will likely remain elevated through mid-2022. This realization is what motivated the Fed to announce that it would begin to taper its monthly bond buying program
(quantitative easing) starting in November 2021. It has been purchasing roughly
$80 billion of Treasuries and $40 billion of mortgage-backed securities in the open market every month since June 2020. The Fed will shave $15 billion off that combined total every month until the buying has ceased, which should be around mid-2022. If all goes to plan, the next stage in the evolution of the Fed's monetary policy would involve initiating interest rate hikes.

While the supply chain bottlenecks have clearly played a role in the spike in inflation by limiting the amount of goods available to consume, the biggest contributing factor is likely the surge in the U.S. money supply, according to
Brian Wesbury, Chief Economist at First Trust. M2 is a measure of the money supply that includes cash, checking deposits and liquid assets easily convertible to cash. The M2 measure of money has exploded by 36% since February
2020, well above the 6% pre-COVID-19 annualized norm. The trillions of dollars of stimulus distributed by the U.S. government to help backstop the economy during the pandemic has contributed to higher inflation. On Wednesday, November
10, 2021, President Joe Biden admitted that his $1.9 trillion COVID-19 stimulus package has done just that. Remember, too much money chasing too few goods leads to inflation. Keep in mind, President Biden has recently successfully navigated a $1.2 trillion bipartisan infrastructure bill through Congress and has another roughly $1.75 trillion Build Back Better Act (social spending) piece of legislation pending. That means there is at least another $1.2 trillion dollars flowing into the economy over the next few years, and maybe more.

Data from FactSet indicates that the number of S&P 500(R) Index companies mentioning inflation on their 2021 third quarter earnings call hit a 10-year high, according to Business Insider. To date, 285 of the 461 companies that have reported their results have cited concerns over rising inflation. The Materials,
Consumer Staples and Energy sectors had the highest percentage of companies mentioned on these earnings calls at 90%, 88% and 86%, respectively. Suffice it to say, investors should add inflation to the list of criteria to assist them in positioning their portfolios moving forward.

Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the
Funds again in six months.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

                                                                          Page 1

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FUND PERFORMANCE OVERVIEW (UNAUDITED)
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FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)

The First Trust North American Energy Infrastructure Fund (the "Fund") is an
actively managed exchange-traded fund. The Fund's investment objective is to seek total return. The Fund will invest, under normal market conditions, at least 80% of its net assets (including investment borrowings) in equity securities of companies deemed by Energy Income Partners, LLC ("EIP" or the
"Sub-Advisor") to be engaged in the energy infrastructure sector, which principally include publicly-traded master limited partnerships or limited liability companies taxed as partnerships ("MLPs"), MLP affiliates, pipeline companies, utilities, and other companies that derive the majority of their revenues from operating or providing services in support of infrastructure assets such as pipelines, power transmission and petroleum and natural gas storage in the petroleum, natural gas and power generation industries
(collectively, "Energy Infrastructure Companies"). In addition, under normal market conditions, the Fund will invest at least 80% of its net assets
(including investment borrowings) in equity securities of companies headquartered or incorporated in the United States and Canada.


------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                                     AVERAGE ANNUAL                          CUMULATIVE
                                                                      TOTAL RETURNS                         TOTAL RETURNS
                                            1 Year Ended   5 Years Ended   Inception (6/20/12)   5 Years Ended   Inception (6/20/12)
                                              10/31/21       10/31/21          to 10/31/21         10/31/21          to 10/31/21
FUND PERFORMANCE
NAV                                            31.97%          4.43%              6.35%              24.21%             77.98%
Market Price                                   32.14%          4.43%              6.36%              24.20%             78.10%

INDEX PERFORMANCE
Blended Benchmark(1)                           45.60%          6.80%              6.60%              38.97%             81.90%
S&P 500(R) Index                               42.91%         18.93%             16.24%             137.90%            309.38%
------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 6.)

-----------------------------

(1)   The Blended Benchmark consists of the following two indices: 50% of the
      PHLX Utility Sector Index which is a market capitalization weighted index composed of geographically diverse public U.S. utility stocks; and 50% of the Alerian MLP Total Return Index which is a float-adjusted, capitalization-weighted composite of the most prominent energy Master
      Limited Partnerships (MLPs). Indices are unmanaged and an investor cannot invest directly in an index. All index returns assume that distributions are reinvested when they are received. The Blended Benchmark returns are calculated by using the monthly return of the two indices during each period shown above. At the beginning of each month the two indices are rebalanced to a 50-50 ratio to account for divergence from that ratio that occurred during the course of each month. The monthly returns are then compounded for each period shown above, giving the performance for the
      Blended Benchmark for each period shown above.


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FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
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FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP) (CONTINUED)

-----------------------------------------------------------
                                       % OF TOTAL LONG-TERM
INDUSTRY CLASSIFICATION                    INVESTMENTS
-----------------------------------------------------------
Electric Power & Transmission                  38.6%
Natural Gas Transmission                       28.6
Petroleum Product Transmission                 12.3
Crude Oil Transmission                          9.0
Nat. Gas Gathering & Processing                 5.3
Oil & Gas Production                            0.1
Marine                                          0.1
Propane                                         0.0*
Coal                                            0.0*
Other                                           6.0
                                             -------
     Total                                    100.0%
                                             =======

* Amount is less than 0.1%.

-----------------------------------------------------------
                                       % OF TOTAL LONG-TERM
TOP TEN HOLDINGS                           INVESTMENTS
-----------------------------------------------------------
Enterprise Products Partners, L.P.              6.5%
Magellan Midstream Partners, L.P.               6.5
NextEra Energy Partners, L.P.                   6.1
TC Energy Corp.                                 5.5
Plains GP Holdings, L.P., Class A               4.6
Sempra Energy                                   3.6
Quanta Services, Inc.                           3.5
NextEra Energy, Inc.                            3.5
Public Service Enterprise Group, Inc.           3.4
Cheniere Energy, Inc.                           3.2
                                             -------
     Total                                     46.4%
                                             =======


                  Performance of a $10,000 Initial Investment
                       June 20, 2012 - October 31, 2021

           First Trust North American      Blended        S&P 500(R)
           Energy Infrastructure Fund      Benchmark        Index
6/20/12             $10,000                $10,000         $10,000
10/31/12             10,690                 10,582          10,495
4/30/13              12,379                 12,241          12,008
10/31/13             12,138                 12,064          13,347
4/30/14              13,341                 13,381          14,463
10/31/14             14,861                 14,383          15,652
4/30/15              15,005                 13,803          16,341
10/31/15             12,793                 12,040          16,467
4/30/16              13,004                 12,531          16,538
10/31/16             14,330                 13,087          17,209
4/30/17              14,896                 14,126          19,501
10/31/17             14,768                 13,897          21,276
4/30/18              13,914                 13,586          22,089
10/31/18             14,171                 14,142          22,840
4/30/19              15,869                 15,242          25,068
10/31/19             16,188                 15,288          26,111
4/30/20              13,590                 12,513          25,286
10/31/20             13,487                 12,493          28,645
4/30/21              16,776                 16,893          36,909
10/31/21             17,798                 18,190          40,938


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.

                                                                          Page 3


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FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
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FIRST TRUST EIP CARBON IMPACT ETF (ECLN)

The First Trust EIP Carbon Impact ETF (the "Fund") seeks to achieve a competitive risk-adjusted total return balanced between dividends and capital appreciation. Under normal market conditions, the Fund will invest at least 80%
of its net assets (including investment borrowings) in the equity securities of companies identified by the Fund's investment sub-advisor, Energy Income
Partners, LLC ("EIP" or the "Sub Advisor"), as having or seeking to have a positive carbon impact.


------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                                                             AVERAGE ANNUAL          CUMULATIVE
                                                                                              TOTAL RETURNS         TOTAL RETURNS
                                                                            1 Year Ended   Inception (8/19/19)   Inception (8/19/19)
                                                                              10/31/21         to 10/31/21           to 10/31/21
FUND PERFORMANCE
NAV                                                                            15.49%            10.98%                25.77%
Market Price                                                                   15.53%            11.00%                25.81%

INDEX PERFORMANCE
PHLX Utility Sector Index                                                      11.11%             8.51%                19.68%
S&P 500(R) Index                                                               42.91%            25.02%                63.44%
------------------------------------------------------------------------------------------------------------------------------------


(See Notes to Fund Performance Overview on page 6.)


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FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
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FIRST TRUST EIP CARBON IMPACT ETF (ECLN) (CONTINUED)

-----------------------------------------------------------
                                       % OF TOTAL LONG-TERM
INDUSTRY CLASSIFICATION                    INVESTMENTS
-----------------------------------------------------------
Electric Power & Transmission                  59.4%
Natural Gas Transmission                       27.9
Nat.Gas Gathering & Processing                  2.7
Petroleum Product Transmission                  0.5
Crude Oil Transmission                          0.1
Propane                                         0.1
Marine                                          0.0*
Other                                           9.3
                                             -------
     Total                                    100.0%
                                             =======

* Amount is less than 0.1%.

-----------------------------------------------------------
                                       % OF TOTAL LONG-TERM
TOP TEN HOLDINGS                           INVESTMENTS
-----------------------------------------------------------
NextEra Energy Partners, L.P.                   7.7%
NextEra Energy, Inc.                            6.0
Iberdrola S.A., ADR                             4.7
Enel S.p.A., ADR                                4.6
Cheniere Energy, Inc.                           4.2
Atmos Energy Corp.                              4.1
Quanta Services, Inc.                           4.1
Cheniere Energy Partners, L.P.                  4.0
American Electric Power Co., Inc.               3.4
Xcel Energy, Inc.                               3.4
                                             -------
     Total                                     46.2%
                                             =======


               PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                   AUGUST 19, 2019 - OCTOBER 31, 2021

            First Trust EIP       PHLX Utility      S&P 500(R)
           Carbon Impact ETF      Sector Index        Index
8/19/19         $10,000             $10,000          $10,000
10/31/19         10,304              10,489           10,424
4/30/20           9,818               9,586           10,095
10/31/20         10,890              10,771           11,436
4/30/21          12,155              11,677           14,736
10/31/21         12,577              11,968           16,344


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.

                                                                          Page 5


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NOTES TO FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

Total returns for the periods since inception are calculated from the inception date of each Fund. "Average Annual Total Returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative Total
Returns" represent the total change in value of an investment over the periods indicated.

Each Fund's per share net asset value ("NAV") is the value of one share of the
Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint of the national best bid and offer price ("NBBO") as of the time that the Fund's NAV is calculated. Under SEC rules, the NBBO consists of the highest displayed buy and lowest sell prices among the various exchanges trading the Fund at the time the Fund's NAV is calculated. Prior to January 1,
2019, the price used was the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund were listed for trading as of the time that the Fund's NAV was calculated. Since shares of each Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in each Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each
Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund's past performance is no guarantee of future performance.


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PORTFOLIO COMMENTARY
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                      FIRST TRUST EXCHANGE-TRADED FUND IV
                                 ANNUAL REPORT
                          OCTOBER 31, 2021 (UNAUDITED)

                                    ADVISOR

First Trust Advisors, L.P. ("First Trust") is the investment advisor to the
First Trust North American Energy Infrastructure Fund ("EMLP") and the First
Trust EIP Carbon Impact ETF ("ECLN") (each a "Fund"). First Trust is responsible for the ongoing monitoring of each Fund's investment portfolio, managing each
Fund's business affairs and providing certain administrative services necessary for the management of each Fund.

                                  SUB-ADVISOR

ENERGY INCOME PARTNERS, LLC

Energy Income Partners, LLC ("EIP"), located in Westport, CT, was founded in
2003 to provide professional asset management services in publicly traded energy-related infrastructure companies with above average dividend payout ratios operating pipelines and related storage and handling facilities, electric power transmission and distribution as well as long contracted or regulated power generation from renewables and other sources. The corporate structure of the portfolio companies include C-corporations, partnerships and energy infrastructure real estate investment trusts. EIP mainly focuses on investments in assets that receive steady fee-based or regulated income from their corporate and individual customers. EIP manages or supervises approximately $4.4 billion of assets as of October 31, 2021. EIP advises two privately offered partnerships for U.S. high net worth individuals and an open-end mutual fund. EIP also manages separately managed accounts and provides its model portfolio to unified managed accounts. Finally, in addition to the Funds, EIP serves as a sub-advisor to four closed-end management investment companies, two actively managed exchange-traded funds, a sleeve of an actively managed exchange-traded fund and a sleeve of a series of a variable insurance trust. EIP is a registered investment advisor with the Securities and Exchange Commission.

                           PORTFOLIO MANAGEMENT TEAM

JAMES J. MURCHIE, CO-FOUNDER, CHIEF EXECUTIVE OFFICER, CO-PORTFOLIO MANAGER, AND
   PRINCIPAL OF ENERGY INCOME PARTNERS, LLC

EVA PAO, CO-FOUNDER, CO-PORTFOLIO MANAGER AND PRINCIPAL OF ENERGY INCOME
   PARTNERS, LLC

JOHN TYSSELAND, CO-PORTFOLIO MANAGER AND PRINCIPAL OF ENERGY
   INCOME PARTNERS, LLC

The portfolio managers are primarily and jointly responsible for the day-to-day management of the Funds.

                                   COMMENTARY

FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND

The Fund's investment objective is to seek total return. The Fund pursues its investment objective by investing, under normal market conditions, at least 80%
of its net assets (including investment borrowings) in equity securities of companies deemed by EIP to be engaged in the energy infrastructure sector. These companies principally include publicly traded master limited partnerships and limited liability companies taxed as partnerships ("MLPs"), MLP affiliates, pipeline companies, utilities, and other companies that derive the majority of their revenues from operating or providing services in support of infrastructure assets such as pipelines, power transmission and petroleum and natural gas storage in the petroleum, natural gas and power generation industries
(collectively, "Energy Infrastructure Companies"). The Fund will invest principally in Energy Infrastructure Companies. Under normal market conditions, the Fund will invest at least 80% of its net assets (including investment borrowings) in equity securities of companies headquartered or incorporated in the United States and Canada. There can be no assurance that the Fund's investment objective will be achieved. The Fund may not be appropriate for all investors.

MARKET RECAP

As measured by the Alerian MLP Total Return Index (the "MLP Index") and the PHLX
Utility Sector Index (the "UTY Index"), the total return for energy-related MLPs and utilities for the 12-month period ended October 31, 2021 was 85.70% and
11.11%, respectively. These figures are according to data collected from Alerian
Capital Management and Bloomberg. As measured by the S&P 500(R) Index (the
"Index"), the broader equity market over the same period returned 42.91%.

PERFORMANCE ANALYSIS

On a net asset value ("NAV") basis for the 12-month period ended October 31,
2021, the Fund provided a total return of 31.97%, including the reinvestment of dividends. This compares, according to collected data, to a total return of
45.60%(1) for the compounded average of the two indices (the "Blended
Benchmark") (85.70% for the MLP Index and 11.11% for the UTY Index), and 42.91%
for the Index.

-----------------------------

(1)   The total return is the monthly rebalanced return for the MLP Index and
      UTY Index.

                                                                          Page 7


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PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND IV
                                 ANNUAL REPORT
                          OCTOBER 31, 2021 (UNAUDITED)

The Fund declared quarterly distributions during the fiscal year as follows:
$0.2291 per share in December 2020; $0.2150 per share in March 2021; $0.2041 per share in June 2021; and $0.2086 per share in September 2021.

The Fund's NAV total return of 31.97% underperformed the 45.60% average return of the Blended Benchmark. Underperformance of the Fund over this period is partially explained by underweight positions in more cyclical MLPs that outperformed as commodity prices continued to recover from pandemic lows set in the prior year. The Blended Benchmark has a higher weighting of companies that are positively correlated to crude oil and natural gas prices that were up 134%
and 62%, respectively, over the 12-month period. EIP has sought to consistently run a more conservative portfolio compared to the Blended Benchmark. This conservatism is reflected in holding a more diversified set of higher quality companies that themselves have more conservative balance sheets, lower dividend payout ratios, less exposure to commodity prices and more stable cash flows. The
Fund's portfolio is dominated by companies that own natural or legal monopolies in both the pipeline and power sectors operating under state and federal cost-of-service regulation or long-term contracts. These companies include regulated utilities that have stable earnings, limited exposure to commodity prices, and high payouts. Most of these companies helped dampen volatility throughout 2020 but have underperformed as commodity prices have bounced back.

MARKET AND FUND OUTLOOK

Despite the Fund underperforming the Index, we believe the Fund is well positioned relative to the Index. The portfolio was trading at a 32% discount at the end of the period compared to the Index based on 12-month earnings expectations (14.3x vs 21.0x) (Source: Bloomberg as of October 31, 2021) with yields that are 3.5x the yield of the Index (4.5% vs. 1.3%). Equities that trade at lower yields and higher P/E multiples have longer durations than equities that trade at higher yields and lower P/E multiples, leading us to believe that higher inflation and interest rate increases should, in our view, favor the stocks in the portfolio relative to the Index.

EIP also believes the inflation protection offered by regulated pipeline and power utilities in the portfolio will be rewarded by the market. Traditional businesses, like consumer staples, typically absorb increasing input costs then pass those costs onto customers by raising prices. There is often a lag effect as this occurs leading to margin compression. Regulated pipeline and power utilities are cost-plus businesses that charge a price to customers equal to the sum-total of their costs, including the cost of debt and an allowed return on equity. In EIP's opinion, this type of business model is a natural inflation hedge since no matter what happens to the general level of prices, they ultimately get passed along to customers.

In EIP's opinion, the outlook for electricity and natural gas, which directly affects the majority of the portfolio's equities, remains strong and is increasingly aligned with public sentiment and environmental policy. Cheaper sources of cleaner electricity continue to displace coal, which is likely to continue to decline as an energy source, in our view, and to which we have limited portfolio earnings exposure. EIP believes electric and natural gas utilities are experiencing attractive rates of earnings growth as they invest capital to incorporate cheaper, cleaner, safer, and more reliable sources of energy.

EIP is optimistic about the technological breakthroughs in energy and invests in companies like renewable developers and network utilities where renewable resources are abundant, that benefit from the lower cost and higher performance of renewables, batteries, and other new grid-related innovations. EIP is not a venture capitalist though; companies in the Fund's portfolio must have a track record of profitability and a willingness to share some portion of that profitability through distributions. While the names in the portfolio change over time, the strategy and the sources of earnings stability and growth remain the same: investing in monopoly infrastructure that provides the low-cost way of shipping the lowest cost form of energy.


--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST EIP CARBON IMPACT ETF

The Fund's investment objective is to seek to achieve a competitive risk-adjusted total return balanced between dividends and capital appreciation.
The Fund pursues its investment objective by investing, under normal market conditions, at least 80% of its net assets (including investment borrowings) in equity securities of companies identified by EIP as having or seeking to have a positive carbon impact. EIP defines positive carbon impact companies as companies that reduce, have a publicly available plan to reduce, or enable the reduction of carbon and other greenhouse gas ("GHG") emissions from the production, transportation, conversion, storage and use of energy. The Fund's investments will be concentrated in the industries constituting the energy infrastructure sector. These companies principally include: utilities; natural gas pipeline companies; manufacturers, contracted developers and/or owners of renewable energy; and other companies that derive the majority of their earnings from manufacturing, operating or providing services in support of infrastructure assets and/or infrastructure activities such as renewable energy equipment, energy storage, carbon capture and sequestration, fugitive methane abatement and energy transmission and distribution equipment. The Fund will generally not invest in companies comprising the following industries: coal production, oil exploration and production, or crude oil storage, transportation and delivery.
The Fund's portfolio will be principally composed of equity securities, including common stock, depositary receipts, and units issued by master limited partnerships ("MLPs"). Such securities may be issued by small, mid and large capitalization companies operating in developed market countries.

MARKET RECAP

As measured by the S&P 500(R) Index (the "Index") and the PHLX Utility Sector
Index (the "UTY Index"), the total return for the 12-month period ended October
31, 2021 was 42.91% and 11.11%, respectively. These figures are according to data collected from Bloomberg.

PERFORMANCE ANALYSIS

On a net asset value ("NAV") basis for the 12-month period ended October 31,
2021, the Fund provided a total return of 15.49%, including the reinvestment of dividends. The Fund's NAV total return of 15.49% underperformed the Index by
2,742 basis points ("bps") and outperformed the UTY Index by 438 bps.
Outperformance of the Fund relative to the UTY Index due to an overweight position in renewable developers and an underweight position in utilities. EIP believes that rapidly evolving state and federal energy policies and regulations, paired with technological innovation, continue to drive the transition to an energy system that is safer, cleaner and more reliable. EIP also believes investors in regulated utilities, renewable developers and other energy infrastructure companies have an opportunity to participate in these changes. EIP is optimistic that companies involved in activities aimed at reducing carbon and other GHG emissions have good growth potential.

The Fund declared quarterly distributions during the fiscal year as follows:
$0.0808 per share in December 2020; $0.0776 per share in March 2021; $0.0967 per share in June 2021; and $0.1035 per share in September 2021.

MARKET AND FUND OUTLOOK

In EIP's opinion, the outlook for electricity and natural gas, which directly affects the majority of the portfolio's equities, remains strong and is increasingly aligned with public sentiment and environmental policy. Cheaper sources of cleaner electricity continue to substitute for coal, which is likely to continue to decline as an energy source, in our view, and to which we have no portfolio earnings exposure. EIP believes electric and natural gas utilities are experiencing attractive rates of earnings growth as they invest capital to incorporate cheaper, cleaner, safer, and more reliable sources of energy.

EIP is optimistic about the technological breakthroughs in energy and invests in companies like renewable developers and network utilities where renewable resources are abundant, that benefit from the lower cost and higher performance of renewables, batteries, and other new grid-related innovations. EIP is not a venture capitalist though; companies in the Fund's portfolio must have a track record of profitability and a willingness to share some portion of that profitability through distributions. While the names in the portfolio change over time, the strategy and the sources of earnings stability and growth remain the same: investing in monopoly infrastructure that provides the low-cost way of shipping the lowest cost form of energy.

                                                                          Page 9


FIRST TRUST EXCHANGE-TRADED FUND IV

UNDERSTANDING YOUR FUND EXPENSES
OCTOBER 31, 2021 (UNAUDITED)

As a shareholder of First Trust North American Energy Infrastructure Fund or
First Trust EIP Carbon Impact ETF (each a "Fund" and collectively, the "Funds"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2021.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month
Period" to estimate the expenses you paid on your account during this six-month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


----------------------------------------------------------------------------------------------------------------------------
                                                                                             ANNUALIZED
                                                                                            EXPENSE RATIO      EXPENSES PAID
                                                     BEGINNING             ENDING           BASED ON THE         DURING THE
                                                   ACCOUNT VALUE       ACCOUNT VALUE          SIX-MONTH         SIX-MONTH
                                                    MAY 1, 2021       OCTOBER 31, 2021         PERIOD           PERIOD (a)
----------------------------------------------------------------------------------------------------------------------------
FIRST TRUST NORTH AMERICAN ENERGY
   INFRASTRUCTURE FUND (EMLP)
Actual                                               $1,000.00           $1,060.90              0.95%              $4.93
Hypothetical (5% return before expenses)             $1,000.00           $1,020.42              0.95%              $4.84

FIRST TRUST EIP CARBON IMPACT ETF (ECLN)
Actual                                               $1,000.00           $1,034.70              0.95%              $4.87
Hypothetical (5% return before expenses)             $1,000.00           $1,020.42              0.95%              $4.84


(a)   Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (May 1, 2021 through October 31, 2021), multiplied by 184/365 (to reflect the six-month period).


FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2021

SHARES       DESCRIPTION                               VALUE
------------------------------------------------------------
             COMMON STOCKS -- 67.7%
             CONSTRUCTION & ENGINEERING
                -- 3.5%
    618,260  Quanta Services, Inc.            $   74,982,573
                                              --------------
             ELECTRIC UTILITIES -- 19.4%
    810,629  Alliant Energy Corp.                 45,857,282
    621,459  American Electric Power Co.,
                Inc.                              52,643,792
     13,096  Duke Energy Corp.                     1,335,923
     37,235  Emera, Inc. (CAD)                     1,732,378
  2,009,815  Enel S.p.A., ADR                     16,741,759
     72,469  Eversource Energy                     6,152,618
    432,573  Exelon Corp.                         23,008,558
     44,516  Fortis, Inc. (CAD)                    1,981,566
    381,166  Iberdrola S.A., ADR                  18,052,022
    478,631  IDACORP, Inc.                        49,930,786
    855,524  NextEra Energy, Inc.                 73,001,863
     37,414  Orsted A/S, ADR                       1,762,574
    703,066  PPL Corp.                            20,248,301
  1,013,345  Southern (The) Co.                   63,151,660
    573,475  Xcel Energy, Inc.                    37,040,750
                                              --------------
                                                 412,641,832
                                              --------------
             GAS UTILITIES -- 9.2%
  2,562,201  AltaGas Ltd. (CAD)                   53,041,039
    556,735  Atmos Energy Corp.                   51,286,428
     10,717  Chesapeake Utilities Corp.            1,404,677
    396,490  New Jersey Resources Corp.           14,991,287
    466,602  ONE Gas, Inc.                        31,402,315
    981,673  UGI Corp.                            42,614,425
                                              --------------
                                                 194,740,171
                                              --------------
             INDEPENDENT POWER AND RENEWABLE
                ELECTRICITY PRODUCERS -- 0.7%
    205,594  AES (The) Corp.                       5,166,577
    208,293  Clearway Energy, Inc., Class A        6,871,586
     93,012  Northland Power, Inc. (CAD)           2,990,423
                                              --------------
                                                  15,028,586
                                              --------------
             MULTI-UTILITIES -- 16.3%
    634,339  ATCO Ltd., Class I (CAD)             21,527,342
     43,275  Black Hills Corp.                     2,872,594
     71,144  Canadian Utilities Ltd., Class A
                (CAD)                              2,060,854
  2,140,527  CenterPoint Energy, Inc.             55,739,323
    682,671  CMS Energy Corp.                     41,199,195
     65,158  Dominion Energy, Inc.                 4,947,447
    496,448  DTE Energy Co.                       56,272,381
  1,119,668  Public Service Enterprise Group,
                Inc.                              71,434,818
    604,307  Sempra Energy                        77,127,702
    156,885  WEC Energy Group, Inc.               14,129,063
                                              --------------
                                                 347,310,719
                                              --------------
             OIL, GAS & CONSUMABLE FUELS
                -- 17.8%
    655,474  Cheniere Energy, Inc.                67,776,012
    438,047  DT Midstream, Inc.                   21,008,734
    902,703  Enbridge, Inc.                       37,787,147

SHARES       DESCRIPTION                               VALUE
------------------------------------------------------------
             OIL, GAS & CONSUMABLE FUELS
                (CONTINUED)
    573,831  Equitrans Midstream Corp.        $    5,916,198
    645,671  Keyera Corp. (CAD)                   16,548,710
  1,760,911  Kinder Morgan, Inc.                  29,495,259
    598,553  ONEOK, Inc.                          38,079,942
  2,144,706  TC Energy Corp.                     116,028,595
  1,668,724  Williams (The) Cos., Inc.            46,874,457
                                              --------------
                                                 379,515,054
                                              --------------
             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT -- 0.3%
     25,615  Enphase Energy, Inc. (a)              5,933,203
                                              --------------
             WATER UTILITIES -- 0.5%
     63,408  American Water Works Co., Inc.       11,044,406
                                              --------------
             TOTAL COMMON STOCKS --67.7%       1,441,196,544
             (Cost $1,148,636,116)            --------------

             MASTER LIMITED PARTNERSHIPS
                -- 31.7%
             CHEMICALS -- 0.8%
    630,107  Westlake Chemical Partners, L.P.     16,206,352
                                              --------------
             INDEPENDENT POWER AND RENEWABLE
                ELECTRICITY PRODUCERS -- 6.1%
  1,503,854  NextEra Energy Partners,
                L.P. (b)                         129,782,600
                                              --------------
             OIL, GAS & CONSUMABLE FUELS
                -- 24.8%
    819,028  Cheniere Energy Partners, L.P.       36,078,183
  6,448,235  Energy Transfer, L.P.                61,322,715
  6,034,325  Enterprise Products Partners,
                L.P.                             136,858,491
    352,869  Hess Midstream, L.P.,
                Class A (b)                        8,881,713
  1,548,384  Holly Energy Partners, L.P.          28,521,233
  2,790,022  Magellan Midstream Partners,
                L.P.                             136,711,078
  8,839,342  Plains GP Holdings, L.P.,
                Class A (b)                       96,348,828
    847,317  Shell Midstream Partners, L.P.       10,540,624
    764,860  Teekay LNG Partners, L.P. (b)        13,071,457
                                              --------------
                                                 528,334,322
                                              --------------
             TOTAL MASTER LIMITED
                PARTNERSHIPS -- 31.7%            674,323,274
             (Cost $513,508,344)              --------------

             MONEY MARKET FUNDS -- 0.3%
  7,563,926  Morgan Stanley Institutional
                Liquidity Funds - Treasury
                Portfolio - Institutional
                Class - 0.01% (c)                  7,563,926
             (Cost $7,563,926)                --------------

             TOTAL INVESTMENTS -- 99.7%        2,123,083,744
             (Cost $1,669,708,386) (d)
             NET OTHER ASSETS AND
                LIABILITIES -- 0.3%                6,051,250
                                              --------------
             NET ASSETS -- 100.0%             $2,129,134,994
                                              ==============

                        See Notes to Financial Statements                Page 11


FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2021

(a)   Non-income producing security.

(b)   This security is taxed as a "C" corporation for federal income tax purposes.

(c)   Rate shown reflects yield as of October 31, 2021.

(d)   Aggregate cost for federal income tax purposes is $1,711,159,304. As of
      October 31, 2021, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was
      $455,991,408 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was
      $44,066,968. The net unrealized appreciation was $411,924,440.

ADR   - American Depositary Receipt

Currency Abbreviations:
CAD - Canadian Dollar

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of October 31,
2021 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):

                                      LEVEL 2       LEVEL 3
                       LEVEL 1      SIGNIFICANT   SIGNIFICANT
                        QUOTED       OBSERVABLE   UNOBSERVABLE
                        PRICES         INPUTS        INPUTS
                    ------------------------------------------
Common Stocks*      $1,441,196,544  $         --  $         --
Master Limited
   Partnerships*       674,323,274            --            --
Money Market Funds       7,563,926            --            --
                    ------------------------------------------
Total Investments   $2,123,083,744  $         --  $         --
                    ==========================================

* See Portfolio of Investments for industry breakout.

Page 12                 See Notes to Financial Statements


FIRST TRUST EIP CARBON IMPACT ETF (ECLN)

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2021

SHARES       DESCRIPTION                               VALUE
------------------------------------------------------------
             COMMON STOCKS -- 85.1%
             CONSTRUCTION & ENGINEERING
                -- 4.0%
      6,859  Quanta Services, Inc.            $      831,860
                                              --------------
             ELECTRIC UTILITIES -- 33.0%
      9,869  Alliant Energy Corp.                    558,289
      8,256  American Electric Power Co.,
                Inc.                                 699,366
        474  Edison International                     29,829
      2,124  Emera, Inc. (CAD)                        98,820
    111,578  Enel S.p.A., ADR                        929,445
        597  Eversource Energy                        50,685
      2,280  Fortis, Inc. (CAD)                      101,491
      4,130  Hydro One Ltd. (CAD) (a) (b)             98,678
     20,299  Iberdrola S.A., ADR                     961,361
      5,457  IDACORP, Inc.                           569,274
     14,327  NextEra Energy, Inc.                  1,222,523
        223  Orsted A/S (DKK) (a) (b)                 31,466
     16,659  PPL Corp.                               479,779
      4,868  Southern (The) Co.                      303,374
     10,752  Xcel Energy, Inc.                       694,472
                                              --------------
                                                   6,828,852
                                              --------------
             GAS UTILITIES -- 10.2%
     23,136  AltaGas Ltd. (CAD)                      478,947
      9,077  Atmos Energy Corp.                      836,173
      1,603  Chesapeake Utilities Corp.              210,105
      3,633  New Jersey Resources Corp.              137,364
      6,652  ONE Gas, Inc.                           447,680
                                              --------------
                                                   2,110,269
                                              --------------
             INDEPENDENT POWER AND RENEWABLE
                ELECTRICITY PRODUCERS -- 6.5%
      8,395  AES (The) Corp.                         210,966
      1,902  Brookfield Renewable Corp.,
                Class A (CAD)                         78,779
     10,284  Clearway Energy, Inc., Class A          339,269
     16,504  EDP Renovaveis S.A. (EUR)               459,796
      1,940  Encavis AG (EUR)                         40,592
      6,460  Northland Power, Inc. (CAD)             207,695
                                              --------------
                                                   1,337,097
                                              --------------
             MORTGAGE REAL ESTATE INVESTMENT
                TRUSTS -- 1.0%
      3,313  Hannon Armstrong Sustainable
                Infrastructure Capital, Inc.         200,105
                                              --------------
             MULTI-UTILITIES -- 18.5%
      7,794  ATCO Ltd., Class I (CAD)                264,502
     21,042  CenterPoint Energy, Inc.                547,934
      6,599  CMS Energy Corp.                        398,250
      2,567  Dominion Energy, Inc.                   194,912
      5,343  DTE Energy Co.                          605,629
     10,577  Public Service Enterprise Group,
                Inc.                                 674,813
      4,699  Sempra Energy                           599,733
      6,087  WEC Energy Group, Inc.                  548,195
                                              --------------
                                                   3,833,968
                                              --------------

SHARES       DESCRIPTION                               VALUE
------------------------------------------------------------
             OIL, GAS & CONSUMABLE FUELS
                -- 7.9%
      8,183  Cheniere Energy, Inc.            $      846,122
      8,169  DT Midstream, Inc.                      391,785
     14,162  Williams (The) Cos., Inc.               397,811
                                              --------------
                                                   1,635,718
                                              --------------
             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT -- 1.3%
      1,183  Enphase Energy, Inc. (c)                274,018
                                              --------------
             WATER UTILITIES -- 2.7%
      3,134  American Water Works Co., Inc.          545,880
                                              --------------
             TOTAL COMMON STOCKS -- 85.1%         17,597,767
             (Cost $16,474,971)               --------------

             MASTER LIMITED PARTNERSHIPS
                -- 12.9%
             INDEPENDENT POWER AND RENEWABLE
                ELECTRICITY PRODUCERS -- 9.0%
      7,785  Brookfield Renewable Partners,
                L.P. (CAD)                           312,067
     18,151  NextEra Energy Partners,
                L.P. (d)                           1,566,431
                                              --------------
                                                   1,878,498
                                              --------------
             OIL, GAS & CONSUMABLE FUELS
                -- 3.9%
     18,240  Cheniere Energy Partners, L.P.          803,472
                                              --------------
             TOTAL MASTER LIMITED
                PARTNERSHIPS -- 12.9%              2,681,970
             (Cost $2,275,342)                --------------

             MONEY MARKET FUNDS -- 2.0%
    410,782  Morgan Stanley Institutional
                Liquidity Funds - Treasury
                Portfolio - Institutional
                Class - 0.01% (e)                    410,782
             (Cost $410,782)                  --------------

             TOTAL INVESTMENTS -- 100.0%          20,690,519
             (Cost $19,161,095) (f)
             NET OTHER ASSETS AND
                LIABILITIES -- (0.0)%                 (8,542)
                                              --------------
             NET ASSETS -- 100.0%             $   20,681,977
                                              ==============

(a)   This security is exempt from registration upon resale under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act") and may be resold in transactions exempt from registration, normally to qualified institutional buyers. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.

(b)   This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the 1933 Act.

(c)   Non-income producing security.

                        See Notes to Financial Statements                Page 13


FIRST TRUST EIP CARBON IMPACT ETF (ECLN)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2021

(d)   This security is taxed as a "C" corporation for federal income tax purposes.

(e)   Rate shown reflects yield as of October 31, 2021.

(f)   Aggregate cost for federal income tax purposes is $19,322,390. As of
      October 31, 2021, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was
      $1,843,931 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was
      $475,802. The net unrealized appreciation was $1,368,129.

ADR   - American Depositary Receipt

Currency Abbreviations:
CAD - Canadian Dollar
DKK - Danish Krone
EUR - Euro

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of October 31,
2021 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):

                                      LEVEL 2       LEVEL 3
                       LEVEL 1      SIGNIFICANT   SIGNIFICANT
                        QUOTED       OBSERVABLE   UNOBSERVABLE
                        PRICES         INPUTS        INPUTS
                    ------------------------------------------
Common Stocks*      $   17,597,767  $         --  $         --
Master Limited
   Partnerships*         2,681,970            --            --
Money Market Funds         410,782            --            --
                    ------------------------------------------
Total Investments   $   20,690,519  $         --  $         --
                    ==========================================

* See Portfolio of Investments for industry breakout.

Page 14                 See Notes to Financial Statements


FIRST TRUST EXCHANGE-TRADED FUND IV

STATEMENTS OF ASSETS AND LIABILITIES
OCTOBER 31, 2021


                                                                             FIRST TRUST NORTH             FIRST TRUST
                                                                              AMERICAN ENERGY              EIP CARBON
                                                                            INFRASTRUCTURE FUND            IMPACT ETF
                                                                                  (EMLP)                     (ECLN)
                                                                           ---------------------      ---------------------
ASSETS:
Investments, at value..................................................      $   2,123,083,744          $      20,690,519
Cash...................................................................              1,279,964                         --
Receivables:
   Investment securities sold..........................................                     --                     61,828
   Dividends...........................................................              6,450,506                      7,024
   Reclaims............................................................                 16,031                        674
                                                                             -----------------          -----------------
      Total Assets.....................................................          2,130,830,245                 20,760,045
                                                                             -----------------          -----------------
LIABILITIES:
Due to custodian.......................................................                     --                     61,832
Investment advisory fees payable.......................................              1,695,251                     16,236
                                                                             -----------------          -----------------
      Total Liabilities................................................              1,695,251                     78,068
                                                                             -----------------          -----------------
NET ASSETS.............................................................      $   2,129,134,994          $      20,681,977
                                                                             =================          =================
NET ASSETS CONSIST OF:
Paid-in capital........................................................      $   2,189,632,592          $      19,328,613
Par value..............................................................                851,050                      8,500
Accumulated distributable earnings (loss)..............................            (61,348,648)                 1,344,864
                                                                             -----------------          -----------------
NET ASSETS.............................................................      $   2,129,134,994          $      20,681,977
                                                                             =================          =================
NET ASSET VALUE, per share.............................................      $           25.02          $           24.33
                                                                             =================          =================
Number of shares outstanding (unlimited number of shares
   authorized, par value $0.01 per share)..............................             85,105,000                    850,002
                                                                             =================          =================
Investments, at cost...................................................      $   1,669,708,386          $      19,161,095
                                                                             =================          =================
Foreign currency, at cost (proceeds)...................................      $              --          $         (62,476)
                                                                             =================          =================


                        See Notes to Financial Statements                Page 15


FIRST TRUST EXCHANGE-TRADED FUND IV

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2021


                                                                             FIRST TRUST NORTH             FIRST TRUST
                                                                              AMERICAN ENERGY              EIP CARBON
                                                                            INFRASTRUCTURE FUND            IMPACT ETF
                                                                                  (EMLP)                     (ECLN)
                                                                           ---------------------      ---------------------
INVESTMENT INCOME:
Dividends..............................................................      $      34,346,573          $         244,467
Foreign withholding tax................................................             (2,312,711)                   (10,817)
                                                                             -----------------          -----------------
Total investment income................................................             32,033,862                    233,650
                                                                             -----------------          -----------------
EXPENSES:
Investment advisory fees...............................................             18,346,011                    101,231
                                                                             -----------------          -----------------
   Total expenses......................................................             18,346,011                    101,231
                                                                             -----------------          -----------------
NET INVESTMENT INCOME (LOSS)...........................................             13,687,851                    132,419
                                                                             -----------------          -----------------
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments.........................................................            (16,894,597)                  (139,350)
   In-kind redemptions.................................................             28,008,666                         --
   Foreign currency transactions.......................................               (198,210)                    (2,117)
                                                                             -----------------          -----------------
   Net realized gain (loss)............................................             10,915,859                   (141,467)
                                                                             -----------------          -----------------
Net change in unrealized appreciation (depreciation) on:
   Investments.........................................................            488,244,461                  1,379,792
   Foreign currency translation........................................                  3,739                        427
                                                                             -----------------          -----------------
Net change in unrealized appreciation (depreciation)...................            488,248,200                  1,380,219
                                                                             -----------------          -----------------
NET REALIZED AND UNREALIZED GAIN (LOSS)................................            499,164,059                  1,238,752
                                                                             -----------------          -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS.....................................................      $     512,851,910          $       1,371,171
                                                                             =================          =================


Page 16                 See Notes to Financial Statements


FIRST TRUST EXCHANGE-TRADED FUND IV

STATEMENTS OF CHANGES IN NET ASSETS


                                                                     FIRST TRUST                          FIRST TRUST
                                                                NORTH AMERICAN ENERGY                     EIP CARBON
                                                                 INFRASTRUCTURE FUND                      IMPACT ETF
                                                                        (EMLP)                              (ECLN)
                                                           --------------------------------    ---------------------------------
                                                             YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
                                                             10/31/2021        10/31/2020        10/31/2021        10/31/2020
                                                           --------------    --------------    --------------    ---------------
OPERATIONS:
Net investment income (loss)...........................    $   13,687,851    $   24,398,545    $      132,419    $        29,664
Net realized gain (loss)...............................        10,915,859      (175,456,336)         (141,467)            (8,200)
Net change in unrealized appreciation (depreciation)...       488,248,200      (338,518,753)        1,380,219             92,447
                                                           --------------    --------------    --------------    ---------------
Net increase (decrease) in net assets resulting
   from operations.....................................       512,851,910      (489,576,544)        1,371,171            113,911
                                                           --------------    --------------    --------------    ---------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations..................................       (71,059,859)      (68,217,610)         (173,970)           (32,791)
Return of capital......................................                --       (31,788,050)               --            (11,860)
                                                           --------------    --------------    --------------    ---------------
Total distributions to shareholders....................       (71,059,859)     (100,005,660)         (173,970)           (44,651)
                                                           --------------    --------------    --------------    ---------------
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold..............................       122,958,569       234,222,012        17,345,173                 --
Cost of shares redeemed................................      (123,512,268)     (522,103,189)               --                 --
                                                           --------------    --------------    --------------    ---------------
Net increase (decrease) in net assets resulting
   from shareholder transactions.......................          (553,699)     (287,881,177)       17,345,173                 --
                                                           --------------    --------------    --------------    ---------------
Total increase (decrease) in net assets................       441,238,352      (877,463,381)       18,542,374             69,260

NET ASSETS:
Beginning of period....................................     1,687,896,642     2,565,360,023         2,139,603          2,070,343
                                                           --------------    --------------    --------------    ---------------
End of period..........................................    $2,129,134,994    $1,687,896,642    $   20,681,977    $     2,139,603
                                                           ==============    ==============    ==============    ===============
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period................        85,755,000       103,305,000           100,002            100,002
Shares sold............................................         5,200,000         9,650,000           750,000                 --
Shares redeemed........................................        (5,850,000)      (27,200,000)               --                 --
                                                           --------------    --------------    --------------    ---------------
Shares outstanding, end of period......................        85,105,000        85,755,000           850,002            100,002
                                                           ==============    ==============    ==============    ===============


                        See Notes to Financial Statements                Page 17


FIRST TRUST EXCHANGE-TRADED FUND IV

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)

                                                                       YEAR ENDED OCTOBER 31,
                                              ------------------------------------------------------------------------
                                                  2021           2020           2019           2018           2017
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period           $    19.68     $    24.83     $    22.64     $    24.55     $    24.76
                                               ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         0.19           0.20           0.36           0.35           0.44
Net realized and unrealized gain (loss)              6.01          (4.33)          2.81          (1.33)          0.32
                                               ----------     ----------     ----------     ----------     ----------
Total from investment operations                     6.20          (4.13)          3.17          (0.98)          0.76
                                               ----------     ----------     ----------     ----------     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                               (0.86)         (0.70)         (0.29)         (0.45)         (0.48)
Return of capital                                      --          (0.32)         (0.69)         (0.48)         (0.49)
                                               ----------     ----------     ----------     ----------     ----------
Total distributions                                 (0.86)         (1.02)         (0.98)         (0.93)         (0.97)
                                               ----------     ----------     ----------     ----------     ----------
Net asset value, end of period                 $    25.02     $    19.68     $    24.83     $    22.64     $    24.55
                                               ==========     ==========     ==========     ==========     ==========
TOTAL RETURN (a)                                    31.97%        (16.69)%        14.22%         (4.03)%         3.06%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)           $2,129,135     $1,687,897     $2,565,360     $2,117,805     $1,910,977
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets        0.95%          0.95%          0.95%          0.95%          0.95%
Ratio of net investment income (loss) to
   average net assets                                0.71%          1.13%          1.52%          1.40%          1.59%
Portfolio turnover rate (b)                            52%            46%            33%            35%            24%



FIRST TRUST EIP CARBON IMPACT ETF (ECLN)

                                                YEAR ENDED OCTOBER 31,
                                              ---------------------------    PERIOD ENDED
                                                  2021           2020       10/31/2019 (c)
                                              ------------   ------------   --------------
Net asset value, beginning of period           $    21.40     $    20.70      $    20.09
                                               ----------     ----------      ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         0.31           0.30            0.05
Net realized and unrealized gain (loss)              2.98           0.85            0.56
                                               ----------     ----------      ----------
Total from investment operations                     3.29           1.15            0.61
                                               ----------     ----------      ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                               (0.36)         (0.33)             --
Return of capital                                      --          (0.12)             --
                                               ----------     ----------      ----------
Total distributions                                 (0.36)         (0.45)             --
                                               ----------     ----------      ----------
Net asset value, end of period                 $    24.33     $    21.40      $    20.70
                                               ==========     ==========      ==========
TOTAL RETURN (a)                                    15.49%          5.69%           3.04%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)           $   20,682     $    2,140      $    2,070
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets        0.95%          0.95%           0.95% (d)
Ratio of net investment income (loss) to
   average net assets                                1.24%          1.45%           1.18% (d)
Portfolio turnover rate (b)                            56%            23%              3%


(a)   Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(b)   Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

(c)   Inception date is August 19, 2019, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

(d)   Annualized.

Page 18                 See Notes to Financial Statements


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND IV
                                OCTOBER 31, 2021

                                1. ORGANIZATION

First Trust Exchange-Traded Fund IV (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on September 15,
2010, and is registered with the Securities and Exchange Commission under the
Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of ten funds that are offering shares. This report covers the two funds (each a "Fund" and collectively, the "Funds") listed below.
The shares of each Fund are listed and traded on the NYSE Arca, Inc. ("NYSE
Arca").

    First Trust North American Energy Infrastructure Fund -- (ticker
       "EMLP")
    First Trust EIP Carbon Impact ETF -- (ticker "ECLN")

Each Fund represents a separate series of shares of beneficial interest in the
Trust. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large blocks of shares known as "Creation Units."

Each Fund is an actively managed exchange-traded fund. EMLP's investment objective is to seek total return. EMLP will invest, under normal market conditions, at least 80% of its net assets (including investment borrowings) in equity securities of companies deemed by Energy Income Partners, LLC ("EIP" or the "Sub-Advisor") to be engaged in the energy infrastructure sector, which principally include publicly-traded master limited partnerships and limited liability companies taxed as partnerships ("MLPs"), MLP affiliates, pipeline companies, utilities, and other companies that derive the majority of their revenues from operating or providing services in support of infrastructure assets such as pipelines, power transmission and petroleum and natural gas storage in the petroleum, natural gas and power generation industries
(collectively, "Energy Infrastructure Companies"). In addition, under normal market conditions, the Fund will invest at least 80% of its net assets
(including investment borrowings) in equity securities of companies headquartered or incorporated in the United States and Canada. ECLN's investment objective is to seek to achieve a competitive risk-adjusted total return balanced between dividends and capital appreciation. ECLN will invest, under normal market conditions, at least 80% of its net assets (including investment borrowings) in equity securities of companies identified by EIP as having or seeking to have a positive carbon impact, defined as companies that reduce, have a publicly available plan to reduce, or enable the reduction of carbon and other greenhouse gas emissions from the production, transportation, conversion, storage and use of energy. ECLN's investments will be concentrated in the industries constituting the energy infrastructure sector, which principally include utilities, natural gas pipeline companies, manufacturers, contracted developers and/or owners of renewable energy, and other companies that derive the majority of their earnings from manufacturing, operating or providing services in support of infrastructure assets and/or infrastructure activities such as renewable energy equipment, energy storage, carbon capture and sequestration, fugitive methane abatement and energy transmission and distribution equipment.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting
Standards Codification Topic 946, "Financial Services-Investment Companies." The
following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

Each Fund's NAV is determined daily as of the close of regular trading on the
New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the
NAV is determined as of that time. Foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities.
Each Fund's NAV is calculated by dividing the value of all assets of each Fund
(including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Each Fund's investments are valued daily at market value or, in the absence of the market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Funds'
investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor"),

                                                                         Page 19


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND IV
                                OCTOBER 31, 2021

in accordance with valuation procedures adopted by the Trust's Board of
Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund's investments are valued as follows:

      Common stocks, MLPs and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC ("Nasdaq") and the
      London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Securities trading on foreign exchanges or over-the-counter markets that close prior to the NYSE close may be valued using a systematic fair valuation model provided by a third-party pricing service. If these foreign securities meet certain criteria in relation to the valuation model, their valuation is systematically adjusted to reflect the impact of movement in the U.S. market after the close of the foreign markets.

      Shares of open-end funds are valued at fair value which is based on NAV per share.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of
1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the type of security;

      2)    the size of the holding;

      3)    the initial cost of the security;

      4)    transactions in comparable securities;

      5)    price quotes from dealers and/or third-party pricing services;

      6)    relationships among various securities;

      7)    information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

      8)    an analysis of the issuer's financial statements; and

      9)    the existence of merger proposals or tender offers that might affect the value of the security.

If the securities in question are foreign securities, the following additional information may be considered:

      1)    the value of similar foreign securities traded on other foreign markets;

      2)    ADR trading of similar securities;

      3)    closed-end fund or exchange-traded fund trading of similar securities;

      4)    foreign currency exchange activity;

      5)    the trading prices of financial products that are tied to baskets of foreign securities;

      6)    factors relating to the event that precipitated the pricing problem;

      7)    whether the event is likely to recur; and

      8)    whether the effects of the event are isolated or whether they affect entire markets, countries or regions.

Because foreign markets may be open on different days than the days during which investors may transact in the shares of a Fund, the value of the Fund's securities may change on the days when investors are not able to transact in the shares of the Fund. The value of securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE.


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND IV
                                OCTOBER 31, 2021

The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o     Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o     Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o     Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little
                  information is released publicly.

            o     Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves
                  observable at commonly quoted intervals, volatilities,
                  prepayment speeds, loss severities, credit risks, and default rates).

            o     Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o     Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund's investments as of October 31, 2021, is included with each Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis.
Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

Distributions received from a Fund's investments in MLPs generally are comprised of return of capital and investment income. A Fund records estimated return of capital and investment income based on historical information available from each MLP. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded.

Distributions received from a Fund's investments in REITs may be comprised of return of capital, capital gains, and income. The actual character of the amounts received during the year are not known until after the REITs' fiscal year end. A Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by a Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

C. FOREIGN CURRENCY

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into
U.S. dollars at the exchange rates prevailing at the end of the period.
Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in
"Net change in unrealized appreciation (depreciation) on foreign currency translation" on the Statements of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in "Net change in unrealized appreciation (depreciation) on investments"
on the Statements of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and is included in "Net realized gain (loss) on foreign currency transactions" on the Statements of
Operations. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in "Net realized gain (loss) on investments" on the Statements of Operations.

D. DIVIDENDS AND DISTRIBUTION TO SHAREHOLDERS

Dividends from net investment income of each Fund, if any, are declared and paid quarterly, or as the Board of Trustees may determine from time to time.
Distributions of net realized gains earned by each Fund, if any, are distributed at least annually.

Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying

                                                                         Page 21


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND IV
                                OCTOBER 31, 2021

treatment of income and gain/loss on significantly modified portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

The tax character of distributions paid by each Fund during the fiscal year ended October 31, 2021 was as follows:


                                                                    Distributions      Distributions       Distributions
                                                                      paid from          paid from           paid from
                                                                   Ordinary Income     Capital Gains     Return of Capital
                                                                   ---------------     -------------     -----------------
First Trust North American Energy Infrastructure Fund              $    71,059,859     $          --     $              --
First Trust EIP Carbon Impact ETF                                          173,970                --                    --


The tax character of distributions paid by each Fund during the fiscal year ended October 31, 2020 was as follows:


                                                                    Distributions      Distributions       Distributions
                                                                      paid from          paid from           paid from
                                                                   Ordinary Income     Capital Gains     Return of Capital
                                                                   ---------------     -------------     -----------------
First Trust North American Energy Infrastructure Fund              $    68,217,610     $          --     $      31,788,050
First Trust EIP Carbon Impact ETF                                           32,791                --                11,860


As of October 31, 2021, the components of distributable earnings on a tax basis for each Fund were as follows:


                                                                                        Accumulated
                                                                    Undistributed       Capital and       Net Unrealized
                                                                      Ordinary             Other           Appreciation
                                                                       Income           Gain (Loss)       (Depreciation)
                                                                   ---------------     -------------     -----------------
First Trust North American Energy Infrastructure Fund              $   (42,502,994)    $(430,769,976)    $     411,924,322
First Trust EIP Carbon Impact ETF                                           18,341           (42,033)            1,368,556


E. INCOME TAXES

Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of
4% of the amount by which approximately 98% of each Fund's taxable income exceeds the distributions from such taxable income for the calendar year. Each
Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. Each
Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2021, EMLP and ECLN had non-expiring capital loss carryforwards available for federal income tax purposes of $430,769,976 and $42,033, respectively.

The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. For EMLP, the taxable years ended
2018, 2019, 2020, and 2021 remain open to federal and state audit. For ECLN, the taxable years ended 2019, 2020 and 2021 remain open to federal and state audit.
As of October 31, 2021, management has evaluated the application of these standards to the Funds and has determined that no provision for income tax is required in the Funds' financial statements for uncertain tax positions.

During the taxable year ended October 31, 2021, the following Fund utilized non-expiring capital loss carryforwards in the following amount:

                                                                  Capital Loss
                                                                  Carryforward
                                                                    Utilized
                                                                 ---------------
First Trust North American Energy Infrastructure Fund            $    23,621,213


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND IV
                                OCTOBER 31, 2021

Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended October 31, 2021, the following
Fund incurred and elected to defer late year ordinary or capital losses as follows:


                                                                        Qualified Late Year Losses
                                                                   ------------------------------------
                                                                    Ordinary Losses     Capital Losses
                                                                   -----------------   ----------------
First Trust North American Energy Infrastructure Fund              $      42,502,994   $             --


In order to present paid-in capital and accumulated distributable earnings
(loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation
(depreciation) on investments) on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Funds and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended October 31, 2021, the adjustments for each Fund were as follows:


                                                                                        Accumulated
                                                                     Accumulated        Net Realized
                                                                   Net Investment       Gain (Loss)           Paid-in
                                                                    Income (Loss)      on Investments         Capital
                                                                   ---------------     --------------     ---------------
First Trust North American Energy Infrastructure Fund              $    (3,674,279)    $   (7,372,721)    $    11,047,000
First Trust EIP Carbon Impact ETF                                           45,663            (39,498)             (6,165)


F. EXPENSES

Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).

3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The
Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First
Trust is responsible for the ongoing monitoring of the securities in each Fund's portfolio, managing the Funds' business affairs and providing certain administrative services necessary for the management of the Funds.

The Trust, on behalf of the Funds, and First Trust have retained EIP, an affiliate of First Trust, to serve as the Funds' investment sub-advisor. In this capacity, EIP is responsible for the selection and ongoing monitoring of the securities in each Fund's investment portfolio. Pursuant to the Investment
Management Agreement between the Trust and the Advisor, First Trust will supervise EIP and its management of the investment of each Fund's assets and will pay EIP for its services as the Funds' sub-advisor. First Trust will also be responsible for each Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses.
Each Fund has agreed to pay First Trust an annual unitary management fee equal to 0.95% of its average daily net assets. EIP receives a sub-advisory fee for
EMLP from First Trust equal to 45% of any remaining monthly investment management fee paid to First Trust after the Fund's average Fund expenses accrued during the most recent twelve months are subtracted from the investment management fee in a given month. EIP receives a sub-advisory fee for ECLN from
First Trust equal to an annual rate of 0.475% of the Fund's average daily net assets less one-half of the Fund's expenses, for which EIP is responsible.

First Trust Capital Partners, LLC ("FTCP"), an affiliate of First Trust, owns, through a wholly-owned subsidiary, a 15% ownership interest in each of EIP and
EIP Partners, LLC, an affiliate of EIP.

The Trust has multiple service agreements with The Bank of New York Mellon
("BNYM"). Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for each Fund. As custodian, BNYM is responsible for custody of each Fund's assets.
As fund accountant and administrator, BNYM is responsible for maintaining the books and records of each Fund's securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for each Fund. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

                                                                         Page 23


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND IV
                                OCTOBER 31, 2021

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund
Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a defined-outcome fund or is an index fund.

Additionally, the Lead Independent Trustee and the Chairs of the Audit
Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets.
Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairs rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

For the fiscal year ended October 31, 2021, the cost of purchases and proceeds from sales of investments for each Fund, excluding short-term investments and in-kind transactions, were as follows:


                                                                                          Purchases             Sales
                                                                                       ---------------     ---------------
First Trust North American Energy Infrastructure Fund                                  $   999,190,008     $   983,735,849
First Trust EIP Carbon Impact ETF                                                            6,307,786           5,823,317


For the fiscal year ended October 31, 2021, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:


                                                                                          Purchases             Sales
                                                                                       ---------------     ---------------
First Trust North American Energy Infrastructure Fund                                  $   121,441,699     $   121,142,940
First Trust EIP Carbon Impact ETF                                                           16,700,218                  --


                 5. CREATIONS, REDEMPTIONS AND TRANSACTION FEES

Each Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as "Authorized
Participants" have contractual arrangements with a Fund or one of the Fund's service providers to purchase and redeem Fund shares directly with the Fund in large blocks of shares known as "Creation Units." Prior to the start of trading on every business day, a Fund publishes through the National Securities Clearing
Corporation ("NSCC") the "basket" of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund's shares. An Authorized
Participant that wishes to effectuate a creation of a Fund's shares deposits with the Fund the "basket" of securities, cash or other assets identified by the
Fund that day, and then receives the Creation Unit of the Fund's shares in return for those assets. After purchasing a Creation Unit, the Authorized
Participant may continue to hold a Fund's shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the
Authorized Participant redeems a Creation Unit of a Fund's shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in a Fund's shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of a Fund's shares at or close to the NAV per share of the
Fund.

Each Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation
Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.

Each Fund also imposes fees in connection with the redemption of Creation Units.
These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND IV
                                OCTOBER 31, 2021

Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by a Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.

                              6. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule
12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the
Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are
Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before March 31, 2023.

                               7. INDEMNIFICATION

The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there was the following subsequent event:

On November 18, 2021, First Trust Limited Duration Investment Grade Corporate
ETF, an additional series of the Trust, began trading under the symbol "FSIG" on
NYSE Arca.

                                                                         Page 25


--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND THE BOARD OF TRUSTEES OF FIRST TRUST EXCHANGE-TRADED
FUND IV:

OPINION ON THE FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS

We have audited the accompanying statements of assets and liabilities of First
Trust North American Energy Infrastructure Fund and First Trust EIP Carbon
Impact ETF (the "Funds"), each a series of the First Trust Exchange-Traded Fund
IV, including the portfolios of investments, as of October 31, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the periods indicated in the table below, and the related notes.
In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2021, and the results of their operations for the year then ended, and the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods listed in the table below in conformity with accounting principles generally accepted in the
United States of America.


------------------------------------------------------------------------------------------------------------------------------
    INDIVIDUAL FUNDS INCLUDED                                                 FINANCIAL
          IN THE TRUST                                                        HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------
First Trust North American Energy       For the years ended October 31, 2021, 2020, 2019, 2018 and 2017
Infrastructure Fund
------------------------------------------------------------------------------------------------------------------------------
First Trust EIP Carbon Impact ETF       For the years ended October 31, 2021, 2020 and for the period from August 19, 2019
                                        (commencement of operations) through October 31, 2019.
------------------------------------------------------------------------------------------------------------------------------


BASIS FOR OPINION

These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds'
financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight
Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Chicago, Illinois
December 21, 2021

We have served as the auditor of one or more First Trust investment companies since 2001.


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND IV
                          OCTOBER 31, 2021 (UNAUDITED)

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how each Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on each Fund's website at www.ftportfolios.com; and (3) on the Securities and
Exchange Commission's ("SEC") website at www.sec.gov.

                               PORTFOLIO HOLDINGS

Each Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form
N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC's website at www.sec.gov. Each
Fund's complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for each Fund is available to investors within 60 days after the period to which it relates. Each Fund's Forms N-PORT and Forms
N-CSR are available on the SEC's website listed above.

                            FEDERAL TAX INFORMATION

For the taxable year ended October 31, 2021, the following percentages of income dividend paid by the Funds qualify for the dividends received deduction available to corporations:


                                                                  Dividends Received Deduction
                                                                  ----------------------------
First Trust North American Energy Infrastructure Fund                        23.52%
First Trust EIP Carbon Impact ETF                                            91.01%


For the taxable year ended October 31, 2021, the following percentages of income dividend paid by the Funds are hereby designated as qualified dividend income:


                                                                   Qualified Dividend Income
                                                                  ----------------------------
First Trust North American Energy Infrastructure Fund                        44.96%
First Trust EIP Carbon Impact ETF                                           100.00%


A portion of each of the Funds' 2021 ordinary dividends (including short-term capital gains) paid to its shareholders during the fiscal year ended October 31,
2021, may be eligible for the Qualified Business Income Deduction (QBI) under
Internal Revenue Code Section 199A for the aggregate dividends each Fund received from the underlying Real Estate Investment Trusts (REITs) these Funds invest in.

                              RISK CONSIDERATIONS

RISKS ARE INHERENT IN ALL INVESTING. CERTAIN GENERAL RISKS THAT MAY BE
APPLICABLE TO A FUND ARE IDENTIFIED BELOW, BUT NOT ALL OF THE MATERIAL RISKS
RELEVANT TO EACH FUND ARE INCLUDED IN THIS REPORT AND NOT ALL OF THE RISKS BELOW
APPLY TO EACH FUND. THE MATERIAL RISKS OF INVESTING IN EACH FUND ARE SPELLED OUT
IN ITS PROSPECTUS, STATEMENT OF ADDITIONAL INFORMATION AND OTHER REGULATORY
FILINGS. BEFORE INVESTING, YOU SHOULD CONSIDER EACH FUND'S INVESTMENT OBJECTIVE,
RISKS, CHARGES AND EXPENSES, AND READ EACH FUND'S PROSPECTUS AND STATEMENT OF
ADDITIONAL INFORMATION CAREFULLY. YOU CAN DOWNLOAD EACH FUND'S PROSPECTUS AT
WWW.FTPORTFOLIOS.COM OR CONTACT FIRST TRUST PORTFOLIOS L.P. AT (800) 621-1675 TO
REQUEST A PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION ABOUT EACH FUND.

CONCENTRATION RISK. To the extent that a fund is able to invest a significant percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund's investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund's corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is more broadly diversified.

CREDIT RISK. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability to make such payments.

                                                                         Page 27


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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND IV
                          OCTOBER 31, 2021 (UNAUDITED)

CYBER SECURITY RISK. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund's third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.

DEFINED OUTCOME FUNDS RISK. To the extent a fund's investment strategy is designed to deliver returns tied to the price performance of an underlying ETF, an investor may not realize the returns the fund seeks to achieve if that investor does not hold shares for the entire target outcome period. In the event an investor purchases shares after the first day of the target outcome period or sells shares prior to the end of the target outcome period, the buffer that the fund seeks to provide against a decline in the value of the underlying ETF may not be available, the enhanced returns that the fund seeks to provide (if any)
may not be available and the investor may not participate in a gain in the value of the underlying ETF up to the cap for the investor's investment period.
Additionally, the fund will not participate in gains of the underlying ETF above the cap and a shareholder may lose their entire investment. If the fund seeks enhanced returns, there are certain time periods when the value of the fund may fall faster than the value of the underlying ETF, and it is very unlikely that, on any given day during which the underlying ETF share price increases in value, the fund's share price will increase at the same rate as the enhanced returns sought by the fund, which is designed for an entire target outcome period.
Trading flexible exchange options involves risks different from, or possibly greater than, the risks associated with investing directly in securities, such as less liquidity and correlation and valuation risks. A fund may experience substantial downside from specific flexible exchange option positions and certain positions may expire worthless.

DERIVATIVES RISK. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative.
These risks are heightened when a fund's portfolio managers use derivatives to enhance the fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.

EQUITY SECURITIES RISK. To the extent a fund invests in equity securities, the value of the fund's shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.

ETF RISK. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).
In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF's shares, or decisions by an
ETF's authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF's shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.

FIXED INCOME SECURITIES RISK. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund's fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund's fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or "junk" bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND IV
                          OCTOBER 31, 2021 (UNAUDITED)

INDEX OR MODEL CONSTITUENT RISK. Certain funds may be a constituent of one or more indices or ETF models. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund's net asset value could be negatively impacted and the fund's market price may be significantly below its net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in a fund's shares.

INDEX PROVIDER RISK. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund's costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.

INVESTMENT COMPANIES RISK. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles.
Furthermore, the fund's investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.

LIBOR RISK. To the extent a fund invests in floating or variable rate obligations that use the London Interbank Offered Rate ("LIBOR") as a reference interest rate, it is subject to LIBOR Risk. The United Kingdom's Financial
Conduct Authority, which regulates LIBOR, will cease making LIBOR available as a reference rate over a phase-out period that will begin immediately after
December 31, 2021. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades.
Any potential effects of the transition away from LIBOR on the fund or on certain instruments in which the fund invests can be difficult to ascertain, and they may vary depending on a variety of factors, and they could result in losses to the fund.

MANAGEMENT RISK. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund's investment portfolio, the fund's portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.

MARKET RISK. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. The outbreak of the respiratory disease designated as COVID-19 in
December 2019 has caused significant volatility and declines in global financial markets, which have caused losses for investors. While the development of vaccines has slowed the spread of the virus and allowed for the resumption of
"reasonably" normal business activity in the United States, many countries continue to impose lockdown measures in an attempt to slow the spread.
Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease.

NON-U.S. SECURITIES RISK. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities;
capital controls; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; the imposition of sanctions by foreign governments; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in
non-U.S. securities may involve higher costs than investments in U.S.
securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.

                                                                         Page 29


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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND IV
                          OCTOBER 31, 2021 (UNAUDITED)

OPERATIONAL RISK. Each fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of a fund's service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Each fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect a fund's ability to meet its investment objective. Although the funds and the funds' investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

PASSIVE INVESTMENT RISK. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.

          NOT FDIC INSURED   NOT BANK GUARANTEED   MAY LOSE VALUE

                      ADVISORY AND SUB-ADVISORY AGREEMENTS

BOARD CONSIDERATIONS REGARDING APPROVAL OF CONTINUATION OF INVESTMENT MANAGEMENT
AND SUB-ADVISORY AGREEMENTS

The Board of Trustees of First Trust Exchange-Traded Fund IV (the "Trust"),
including the Independent Trustees, unanimously approved the continuation of the
Investment Management Agreements (as applicable to a specific Fund, the
"Advisory Agreement" and collectively, the "Advisory Agreements") with First
Trust Advisors L.P. (the "Advisor") and the Investment Sub-Advisory Agreements
(as applicable to a specific Fund, the "Sub-Advisory Agreement" and collectively, the "Sub-Advisory Agreements" and together with the Advisory
Agreements, the "Agreements") among the Trust, the Advisor and Energy Income
Partners, LLC (the "Sub-Advisor") on behalf of the following two series of the
Trust (each a "Fund" and collectively, the "Funds"):

    First Trust North American Energy Infrastructure Fund (EMLP)
    First Trust EIP Carbon Impact ETF (ECLN)

The Board approved the continuation of the applicable Agreements for each Fund for a one-year period ending June 30, 2022 at a meeting held on June 6-7, 2021.
The Board determined for each Fund that the continuation of the applicable
Agreements is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.

To reach this determination for each Fund, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 26, 2021 and June 6-7, 2021, the
Board, including the Independent Trustees, reviewed materials provided by the
Advisor and the Sub-Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor and the
Sub-Advisor to each Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate payable by each Fund as compared to fees charged to a peer group of funds (the "Expense Group") and a broad peer universe of funds (the "Expense Universe"), each assembled by
Broadridge Financial Solutions, Inc. ("Broadridge"), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds ("ETFs") managed by the Advisor; the sub-advisory fee rate as compared to fees charged to other clients of the Sub-Advisor; the expense ratio of each Fund as compared to expense ratios of the funds in the Fund's
Expense Group and Expense Universe; performance information for each Fund, including comparisons of each Fund's performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the "Performance Universe"), each assembled by
Broadridge; the nature of expenses incurred in providing services to each Fund and the potential for the Advisor and the Sub-Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; financial data for the Sub-Advisor; any fall-out benefits to the Advisor and its affiliates, First Trust Portfolios L.P. ("FTP") and First Trust Capital
Partners, LLC ("FTCP"), and the Sub-Advisor; and information on the Advisor's and the Sub-Advisor's compliance programs. The Board reviewed initial materials with the Advisor at the meeting held on April 26, 2021, prior to which the
Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisor. Following the April meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND IV
                          OCTOBER 31, 2021 (UNAUDITED)

the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 6-7, 2021 meeting, as well as at the June meeting. The Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor and among the Trust, the Advisor and the Sub-Advisor continue to be reasonable business arrangements from each Fund's perspective. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the
Agreements. The Board considered that shareholders chose to invest or remain invested in a Fund knowing that the Advisor and the Sub-Advisor manage the Fund and knowing the Fund's unitary fee.

In reviewing the applicable Agreements for each Fund, the Board considered the nature, extent and quality of the services provided by the Advisor and the
Sub-Advisor under the applicable Agreements. With respect to the Advisory
Agreements, the Board considered that the Advisor is responsible for the overall management and administration of the Trust and each Fund and reviewed all of the services provided by the Advisor to the Funds, including the oversight of the
Sub-Advisor, as well as the background and experience of the persons responsible for such services. The Board noted that the Advisor oversees the Sub-Advisor's day-to-day management of each Fund's investments, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor's, the
Sub-Advisor's and each Fund's compliance with the 1940 Act, as well as each
Fund's compliance with its investment objective, policies and restrictions. The
Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Funds. Finally, as part of the Board's consideration of the Advisor's services, the Advisor, in its written materials and at the April 26, 2021 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Funds and the other funds in the First Trust Fund Complex. With respect to the Sub-Advisory Agreements, the
Board noted that each Fund is an actively-managed ETF and the Sub-Advisor actively manages the Fund's investments. In addition to the written materials provided by the Sub-Advisor, at the June 6-7, 2021 meeting, the Board also received a presentation from representatives of the Sub-Advisor, who discussed the services that the Sub-Advisor provides to each Fund, including the
Sub-Advisor's day-to-day management of the Funds' investments. In considering the Sub-Advisor's management of the Funds, the Board noted the background and experience of the Sub-Advisor's portfolio management team. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and each Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed each Fund consistent with its investment objective, policies and restrictions.

The Board considered the unitary fee rate payable by each Fund under the applicable Advisory Agreement for the services provided. The Board noted that the sub-advisory fee for each Fund is paid by the Advisor from the Fund's unitary fee. The Board considered that as part of the unitary fee the Advisor is responsible for each Fund's expenses, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the applicable
Advisory Agreement and interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any.
The Board received and reviewed information showing the advisory fee rates and expense ratios of the peer funds in the Expense Groups, as well as advisory and unitary fee rates charged by the Advisor and the Sub-Advisor to other fund
(including ETFs) and non-fund clients, as applicable. Because each Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the unitary fee rate for each Fund was below the median total (net) expense ratio of the peer funds in its respective Expense Group. With respect to the
Expense Groups, the Board, at the April 26, 2021 meeting, discussed with the
Advisor limitations in creating peer groups for actively managed ETFs including that the Expense Group for each Fund contained both actively managed ETFs and open-end mutual funds, and different business models that may affect the pricing of services among ETF sponsors. The Board also noted that, for each Fund, not all peer funds employ an advisor/sub-advisor management structure. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Funds and other non-ETF clients that limited their comparability. In considering the unitary fee rates overall, the Board also considered the Advisor's statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor's demonstrated long-term commitment to each Fund and the other funds in the First
Trust Fund Complex.

The Board considered performance information for each Fund. The Board noted the process it has established for monitoring each Fund's performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor and Sub-Advisor for the Funds. The Board determined that this process continues to be effective for reviewing each Fund's performance. The

                                                                         Page 31


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND IV
                          OCTOBER 31, 2021 (UNAUDITED)

Board received and reviewed information comparing EMLP's performance for periods ended December 31, 2020 to the performance of the funds in its Performance
Universe and to that of a blended benchmark index. Based on the information provided, the Board noted that EMLP outperformed the Performance Universe median for the one-, three- and five-year periods ended December 31, 2020 and underperformed the blended benchmark index for the one- and three-year periods ended December 31, 2020 and outperformed the blended benchmark index for the five-year period ended December 31, 2020. The Board also received and reviewed information comparing ECLN's performance for the one-year period ended December
31, 2020 to the performance of the funds in its Performance Universe and to that of a benchmark index. The Board noted that ECLN outperformed the Performance
Universe median and the benchmark index for the one-year period ended December
31, 2020.

On the basis of all the information provided on the unitary fee and performance of each Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for each Fund (out of which the Sub-Advisor is compensated)
continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor to each Fund under the Agreements.

The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Funds and noted the Advisor's statement that it believes its expenses will likely increase during the next twelve months as the Advisor continues to hire personnel and build infrastructure, including technology, to improve the services to the Funds. The Board noted that any reduction in fixed costs associated with the management of the Funds would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for the
Funds. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to each
Fund for the twelve months ended December 31, 2020 and the estimated profitability level for each Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor's profitability level for each Fund was not unreasonable. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Funds. The Board noted that FTCP has an ownership interest in the Sub-Advisor and considered potential fall-out benefits to the
Advisor from such ownership interest. The Board also considered that the Advisor had identified as a fall-out benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Funds, may have had no dealings with the Advisor or FTP. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.

The Board considered that the Sub-Advisor's investment services expenses are primarily fixed in nature, and that the Sub-Advisor has made recent investments in personnel and infrastructure and anticipates that its expenses will continue to rise due to additions to personnel and system upgrades. The Board did not review the profitability of the Sub-Advisor with respect to each Fund. The Board noted that the Advisor pays the Sub-Advisor for each Fund from its unitary fee and its understanding that each Fund's sub-advisory fee rate was the product of an arm's length negotiation. The Board concluded that the profitability analysis for the Advisor was more relevant. The Board considered fall-out benefits that may be realized by the Sub-Advisor from its relationship with the Funds, including soft-dollar arrangements, and considered a summary of such arrangements. The Board also considered the potential fall-out benefits to the
Sub-Advisor from the ownership interest of FTCP in the Sub-Advisor. The Board concluded that the character and amount of potential fall-out benefits to the
Sub-Advisor were not unreasonable.

Based on all of the information considered and the conclusions reached, the
Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of each Fund. No single factor was determinative in the Board's analysis.

                               BOARD OF TRUSTEES

Effective November 1, 2021, Denise M. Keefe was appointed as a Trustee of the
Trust. Ms. Keefe is Executive Vice President of Advocate Aurora Health and
President of Advocate Aurora Continuing Health Division (together, "Advocate"), one of the largest integrated healthcare systems in the U.S. serving Illinois and Wisconsin. Ms. Keefe has been employed by Advocate since 1993 and is responsible for the Continuing Health Division's strategic direction, fiscal management, business development, revenue enhancement, operational efficiencies, and human resource management of 4,000 employees. Ms. Keefe also currently serves on the boards of several organizations within the Advocate Aurora
Continuing Health Division and other health care organizations, including RML
Long Term Acute Care Hospitals (since 2014) and Senior Helpers (since 2021).
Prior thereto, Ms. Keefe was Corporate Vice President, Marketing and Business
Development for the Visiting Nurse Association of Chicago (1989 - 1992) and a
former Board Member of Sherman West Court Skilled Nursing Facility.


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND IV
                          OCTOBER 31, 2021 (UNAUDITED)

                                  REMUNERATION

First Trust Advisors L.P. ("First Trust") is authorised and regulated by the
U.S. Securities and Exchange Commission and is entitled to market shares of certain First Trust Exchanged-Traded Fund IV funds it manages (the "Funds") in certain member states in the European Economic Area in accordance with the cooperation arrangements in Article 42 of the Alternative Investment Fund
Managers Directive (the "Directive"). First Trust is required under the
Directive to make disclosures in respect of remuneration. The following disclosures are made in line with First Trust's interpretation of currently available regulatory guidance on remuneration disclosures.

During the year ended December 31, 2020, the amount of remuneration paid (or to be paid) by First Trust Advisors L.P. in respect of the Funds is $1,045,682.
This figure is comprised of $62,581 paid (or to be paid) in fixed compensation and $983,101 paid (or to be paid) in variable compensation. There were a total of 24 beneficiaries of the remuneration described above. Those amounts include
$546,032 paid (or to be paid) to senior management of First Trust Advisors L.P.
and $499,650 paid (or to be paid) to other employees whose professional activities have a material impact on the risk profiles of First Trust Advisors
L.P. or the Funds (collectively, "Code Staff").

Code Staff included in the aggregated figures disclosed above are rewarded in line with First Trust's remuneration policy (the "Remuneration Policy") which is determined and implemented by First Trust's senior management. The Remuneration
Policy reflects First Trust's ethos of good governance and encapsulates the following principal objectives:

      i.    to provide a clear link between remuneration and performance of
            First Trust and to avoid rewarding for failure;

      ii.   to promote sound and effective risk management consistent with the risk profiles of the funds managed by First Trust; and

      iii.  to remunerate staff in line with the business strategy, objectives, values and interests of First Trust and the funds managed by First
            Trust in a manner that avoids conflicts of interest.

First Trust assesses various risk factors which it is exposed to when considering and implementing remuneration for Code Staff and considers whether any potential award to such person(s) would give rise to a conflict of interest.
First Trust does not reward failure, or consider the taking of risk or failure to take risk in its remuneration of Code Staff.

First Trust assesses performance for the purposes of determining payments in respect of performance-related remuneration of Code Staff by reference to a broad range of measures including (i) individual performance (using financial and non-financial criteria), and (ii) the overall performance of First Trust.
Remuneration is not based upon the performance of the Funds.

The elements of remuneration are balanced between fixed and variable and the senior management sets fixed salaries at a level sufficient to ensure that variable remuneration incentivises and rewards strong individual performance but does not encourage excessive risk taking.

No individual is involved in setting his or her own remuneration.

                                                                         Page 33


--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND IV
                          OCTOBER 31, 2021 (UNAUDITED)

The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite
400, Wheaton, IL 60187.

The Trust's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.


                                                                                                  NUMBER OF             OTHER
                                                                                                PORTFOLIOS IN      TRUSTEESHIPS OR
                                                                                               THE FIRST TRUST      DIRECTORSHIPS
           NAME,               TERM OF OFFICE AND                                               FUND COMPLEX       HELD BY TRUSTEE
     YEAR OF BIRTH AND         YEAR FIRST ELECTED            PRINCIPAL OCCUPATIONS               OVERSEEN BY         DURING PAST
  POSITION WITH THE TRUST         OR APPOINTED                DURING PAST 5 YEARS                  TRUSTEE             5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee   o Indefinite Term    Physician, Officer, Wheaton Orthopedics;         215         None
(1951)                                              Limited Partner, Gundersen Real Estate
                               o Since Inception    Limited Partnership (June 1992 to
                                                    December 2016)

Thomas R. Kadlec, Trustee      o Indefinite Term    President, ADM Investors Services, Inc.          215         Director of ADM
(1957)                                              (Futures Commission Merchant)                                Investor Services,
                               o Since Inception                                                                 Inc., ADM
                                                                                                                 Investor Services
                                                                                                                 International,
                                                                                                                 Futures Industry
                                                                                                                 Association, and
                                                                                                                 National Futures
                                                                                                                 Association

Robert F. Keith, Trustee       o Indefinite Term    President, Hibs Enterprises (Financial           215         Director of Trust
(1956)                                              and Management Consulting)                                   Company of
                               o Since Inception                                                                 Illinois

Niel B. Nielson, Trustee       o Indefinite Term    Senior Advisor (August 2018 to Present),         215         None
(1954)                                              Managing Director and Chief Operating
                               o Since Inception    Officer (January 2015 to August 2018),
                                                    Pelita Harapan Educational Foundation
                                                    (Educational Products and Services)

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(1), Trustee,    o Indefinite Term    Chief Executive Officer, First Trust             215         None
Chairman of the Board                               Advisors L.P. and First Trust (1955)
                               o Since Inception    Portfolios L.P.; Chairman of the Board
                                                    of Directors, BondWave LLC (Software
                                                    Development Company) and Stonebridge
                                                    Advisors LLC (Investment Advisor)


-----------------------------

(1)   Mr. Bowen is deemed an "interested person" of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P.,
      investment advisor of the Trust.


--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND IV
                          OCTOBER 31, 2021 (UNAUDITED)


     NAME AND             POSITION AND OFFICES        TERM OF OFFICE AND                     PRINCIPAL OCCUPATIONS
   YEAR OF BIRTH               WITH TRUST             LENGTH OF SERVICE                       DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                  OFFICERS(2)
------------------------------------------------------------------------------------------------------------------------------------
James M. Dykas        President and Chief            o Indefinite Term      Managing Director and Chief Financial Officer
(1966)                Executive Officer                                     (January 2016 to Present), Controller (January 2011
                                                     o Since January 2016   to January 2016), Senior Vice President (April 2007
                                                                            to January 2016), First Trust Advisors L.P. and First
                                                                            Trust Portfolios L.P.; Chief Financial Officer
                                                                            (January 2016 to Present), BondWave LLC
                                                                            (Software Development Company) and Stonebridge
                                                                            Advisors LLC (Investment Advisor)

Donald P. Swade       Treasurer, Chief Financial     o Indefinite Term      Senior Vice President (July 2016 to Present), Vice
(1972)                Officer and Chief Accounting                          President (April 2012 to July 2016), First Trust
                      Officer                        o Since January 2016   Advisors L.P. and First Trust Portfolios L.P.

W. Scott Jardine      Secretary and Chief            o Indefinite Term      General Counsel, First Trust Advisors L.P. and First
(1960)                Legal Officer                                         Trust Portfolios L.P.; Secretary and General
                                                     o Since Inception      Counsel, BondWave LLC; Secretary, Stonebridge
                                                                            Advisors LLC

Daniel J. Lindquist   Vice President                 o Indefinite Term      Managing Director, First Trust Advisors L.P. and
(1970)                                                                      First Trust Portfolios L.P.
                                                     o Since Inception

Kristi A. Maher       Chief Compliance Officer       o Indefinite Term      Deputy General Counsel, First Trust Advisors L.P.
(1966)                and Assistant Secretary                               and First Trust Portfolios L.P.
                                                     o Since Inception

Roger F. Testin       Vice President                 o Indefinite Term      Senior Vice President, First Trust Advisors L.P. and
(1966)                                                                      First Trust Portfolios L.P.
                                                     o Since Inception

Stan Ueland           Vice President                 o Indefinite Term      Senior Vice President, First Trust Advisors L.P. and
(1970)                                                                      First Trust Portfolios L.P.
                                                     o Since Inception


-----------------------------

(2)   The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

                                                                         Page 35


--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND IV
                          OCTOBER 31, 2021 (UNAUDITED)

                                 PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o     Information we receive from you and your broker-dealer, investment professional or financial representative through interviews, applications, agreements or other forms;

      o     Information about your transactions with us, our affiliates or others;

      o     Information we receive from your inquiries by mail, e-mail or telephone; and

      o     Information we collect on our website through the use of "cookies".
            For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o     In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o     We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

USE OF WEBSITE ANALYTICS

We currently use third party analytics tools, Google Analytics and AddThis to gather information for purposes of improving First Trust's website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust's website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually.
We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at
1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust
Advisors).

March 2021


FIRST TRUST

First Trust Exchange-Traded Fund IV

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187

INVESTMENT SUB-ADVISOR
Energy Income Partners, LLC
10 Wright Street
Westport, CT 06880

ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603


[BLANK BACK COVER]


FIRST TRUST

First Trust Exchange-Traded Fund IV

--------------------------------------------------------------------------------

First Trust Senior Loan Fund (FTSL)

Annual Report
For the Year Ended
October 31, 2021


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                                 ANNUAL REPORT
                                OCTOBER 31, 2021

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First
Trust" or the "Advisor") and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate,"
"estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund IV (the "Trust") described in this report (First Trust Senior Loan Fund; hereinafter referred to as the
"Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objectives. The
Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund's shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in the Fund. See "Risk Considerations" in the Additional
Information section of this report for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit
www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on the Fund's webpage at www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary from the portfolio management team of the
Fund, you may obtain an understanding of how the market environment affected the
Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the
Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the
Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.


--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                OCTOBER 31, 2021

Dear Shareholders:

First Trust is pleased to provide you with the annual report for the First Trust
Senior Loan Fund (the "Fund"), which contains detailed information about the
Fund for the twelve months ended October 31, 2021.

Inflation has arrived, and its entrance was grand, to say the least. The
Consumer Price Index came in at 6.2% year-over-year in October 2021, according to data from the U.S. Bureau of Labor Statistics. The last time it topped the
6.0% mark was in December 1990 (6.1%), over 30 years ago. As is often the case with major shifts in the economy and markets, there is debate over what is truly behind them. For many months, as inflation was trending higher, Federal Reserve
(the "Fed") Chairman Jerome Powell held the view that the rising inflationary pressures largely stemmed from global supply chain bottlenecks induced by the coronavirus ("COVID-19") pandemic. Perhaps the best example of this is the unprecedented backlog of container ships that have dropped anchor outside the
California ports of Los Angeles and Long Beach. Together, these ports service
40% of all the container ships bound for the U.S. In normal times, no ships are anchored waiting to unload their goods. Shortages of trucks and drivers have also contributed to the slowdown at the ports.

The takeaway is that goods are not being delivered to warehouses and store shelves in a timely fashion and that is helping to drive prices higher for consumers. Simply put, inflation is the byproduct of too much money chasing too few goods. We'll return to this axiom shortly. Chairman Powell originally believed the bottlenecks would be remedied relatively quickly as the global economy reopened and people went back to work. That, in turn, would allow inflationary pressures to dissipate, which has not happened. Around the end of
October, Chairman Powell finally acknowledged that inflation will likely remain elevated through mid-2022. This realization is what motivated the Fed to announce that it would begin to taper its monthly bond buying program
(quantitative easing) starting in November 2021. It has been purchasing roughly
$80 billion of Treasuries and $40 billion of mortgage-backed securities in the open market every month since June 2020. The Fed will shave $15 billion off that combined total every month until the buying has ceased, which should be around mid-2022. If all goes to plan, the next stage in the evolution of the Fed's monetary policy would involve initiating interest rate hikes.

While the supply chain bottlenecks have clearly played a role in the spike in inflation by limiting the amount of goods available to consume, the biggest contributing factor is likely the surge in the U.S. money supply, according to
Brian Wesbury, Chief Economist at First Trust. M2 is a measure of the money supply that includes cash, checking deposits and liquid assets easily convertible to cash. The M2 measure of money has exploded by 36% since February
2020, well above the 6% pre-COVID-19 annualized norm. The trillions of dollars of stimulus distributed by the U.S. government to help backstop the economy during the pandemic has contributed to higher inflation. On Wednesday, November
10, 2021, President Joe Biden admitted that his $1.9 trillion COVID-19 stimulus package has done just that. Remember, too much money chasing too few goods leads to inflation. Keep in mind, President Biden has recently successfully navigated a $1.2 trillion bipartisan infrastructure bill through Congress and has another roughly $1.75 trillion Build Back Better Act (social spending) piece of legislation pending. That means there is at least another $1.2 trillion dollars flowing into the economy over the next few years, and maybe more.

Data from FactSet indicates that the number of S&P 500(R) Index companies mentioning inflation on their 2021 third quarter earnings call hit a 10-year high, according to Business Insider. To date, 285 of the 461 companies that have reported their results have cited concerns over rising inflation. The Materials,
Consumer Staples and Energy sectors had the highest percentage of companies mentioned on these earnings calls at 90%, 88% and 86%, respectively. Suffice it to say, investors should add inflation to the list of criteria to assist them in positioning their portfolios moving forward.

Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Fund again in six months.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

                                                                          Page 1


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

FIRST TRUST SENIOR LOAN FUND (FTSL)

The First Trust Senior Loan Fund's (the "Fund") primary investment objective is to provide high current income. The Fund's secondary investment objective is the preservation of capital. Under normal market conditions, the Fund seeks to outperform each of the S&P/LSTA U.S. Leveraged Loan 100 Index (the "LL 100") and
the Markit iBoxx USD Liquid Leveraged Loan Index (the "MI 100") by investing at least 80% of its net assets (including investment borrowings) in first lien senior floating rate bank loans ("Senior Loans"). The LL 100 is a market value-weighted index designed to measure the performance of the largest segment of the U.S. syndicated leveraged loan market. The LL 100 consists of 100 loan facilities drawn from a larger benchmark, the S&P/LSTA Leveraged Loan Index. The
MI 100 selects the 100 most liquid Senior Loans in the market. The Fund does not seek to track either the LL 100 or MI 100, but rather seeks to outperform each of the Indices. It is anticipated that the Fund, in accordance with its principal investment strategy, will invest approximately 50% to 75% of its net assets in Senior Loans that are eligible for inclusion in and meet the liquidity thresholds of the LL 100 and/or MI 100 at the time of investment.

A Senior Loan is an advance or commitment of funds made by one or more banks or similar financial institutions to one or more corporations, partnerships or other business entities and typically pays interest at a floating or adjusting rate that is determined periodically at a designated premium above a base lending rate, most commonly the London Interbank Offered Rate ("LIBOR").

The Fund invests primarily in Senior Loans that are below investment grade quality at the time of investment. Securities rated below investment grade, commonly referred to as "junk" or "high-yield" securities, include securities that are rated Ba1/BB+/BB+ or below by Moody's Investors Service, Inc., Fitch,
Inc., or Standard & Poor's Ratings Group, respectively. The Fund invests in
Senior Loans made predominantly to businesses operating in North America, but may also invest in Senior Loans made to businesses operating outside of North
America. The Senior Loans included in the Fund's portfolio often maintain a duration of less than 90 days; however, the inclusion of LIBOR floors on certain
Senior Loans or other factors may cause interest rate duration to be longer than
90 days. The Fund may also invest up to 20% of its net assets in (1) non-Senior
Loan debt securities, which may be fixed-rate or floating-rate income-producing securities (including, without limitation, U.S. government debt securities and corporate debt securities which may include convertible bonds), (2) warrants,
U.S. and non U.S. equity and equity-like positions and interests and other securities issued by or with respect to a borrower or its affiliates, and/or (3)
securities of other investment companies.


------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                                       AVERAGE ANNUAL                         CUMULATIVE
                                                                       TOTAL RETURNS                        TOTAL RETURNS
                                              1 Year Ended   5 Years Ended   Inception (5/1/13)   5 Years Ended   Inception (5/1/13)
                                                10/31/21       10/31/21         to 10/31/21         10/31/21         to 10/31/21
FUND PERFORMANCE
NAV                                              7.60%           3.65%             3.32%             19.60%             31.98%
Market Price                                     7.96%           3.66%             3.34%             19.68%             32.17%

INDEX PERFORMANCE
S&P/LSTA Leveraged Loan Index(1)                 8.46%           4.46%             4.01%             24.39%             39.69%
Markit iBoxx USD Liquid Leveraged Loan
   Index                                         6.36%           2.99%             2.71%             15.89%             25.47%
S&P/LSTA U.S. Leveraged Loan 100 Index           7.07%           4.11%             3.52%             22.30%             34.14%
------------------------------------------------------------------------------------------------------------------------------------


Total returns for the period since inception are calculated from the inception date of the Fund. "Average Annual Total Returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative Total
Returns" represent the total change in value of an investment over the periods indicated.

The Fund's per share net asset value ("NAV") is the value of one share of the
Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint of the national best bid and offer price ("NBBO") as of the time that the Fund's NAV is calculated. Under SEC rules, the NBBO consists of the highest displayed buy and lowest sell prices among the various exchanges trading the Fund at the time the Fund's NAV is calculated. Prior to January 1,
2019, the price used was the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund were listed for trading as of the time that the Fund's NAV was calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in the Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the
Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future performance.

(1)   Prior to March 1, 2021, the Fund's primary benchmark was the S&P/LSTA U.S.
      Leveraged Loan 100 Index ("LL 100"). Effective March 1, 2021, the Fund
      selected the S&P/LSTA Leveraged Loan Index ("LLI") because LLI is more representative of the Fund's portfolio. The Fund will continue to maintain
      LL 100 and the Markit iBoxx USD Liquid Leveraged Loan Index ("MI 100") as
      secondary benchmarks.


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST SENIOR LOAN FUND (FTSL)

-------------------------------------------------------
                                     % OF SENIOR LOANS
                                         AND OTHER
INDUSTRY CLASSIFICATION                SECURITIES(1)
-------------------------------------------------------
Software                                    20.1%
Health Care Providers & Services            13.8
Pharmaceuticals                              8.9
Health Care Technology                       8.5
Hotels, Restaurants & Leisure                8.2
Media                                        6.7
Insurance                                    6.1
Commercial Services & Supplies               3.1
Diversified Telecommunication Services       2.6
Specialty Retail                             2.4
Professional Services                        2.4
Containers & Packaging                       2.0
Diversified Consumer Services                1.9
Health Care Equipment & Supplies             1.9
Machinery                                    1.6
Road & Rail                                  1.5
Entertainment                                1.3
Auto Components                              1.2
Electric Utilities                           1.2
Aerospace & Defense                          0.9
Trading Companies & Distributors             0.7
Electronic Equipment, Instruments &
   Components                                0.5
Diversified Financial Services               0.5
Construction & Engineering                   0.4
Communications Equipment                     0.3
Airlines                                     0.3
Food Products                                0.2
IT Services                                  0.2
Oil, Gas & Consumable Fuels                  0.2
Building Products                            0.1
Household Durables                           0.1
Chemicals                                    0.1
Textiles, Apparel & Luxury Goods             0.1
Real Estate Management & Development         0.0*
Life Sciences Tools & Services               0.0*
                                          --------
     Total                                 100.0%
                                          ========

* Amount is less than 0.1%.

-------------------------------------------------------
                                     % OF SENIOR LOANS
                                         AND OTHER
ASSET CLASSIFICATION                   SECURITIES(1)
-------------------------------------------------------
Senior Floating-Rate Loan Interests         94.1%
Corporate Bonds and Notes                    5.1
Foreign Corporate Bonds and Notes            0.7
Common Stocks                                0.1
Warrants                                     0.0*
Rights                                       0.0*
                                          --------
     Total                                 100.0%
                                          ========

-------------------------------------------------------
                                     % OF SENIOR LOANS
                                         AND OTHER
CREDIT QUALITY (S&P RATINGS)(2)      DEBT SECURITIES(1)
-------------------------------------------------------
BB                                           2.8%
BB-                                          5.5
B+                                          22.3
B                                           42.5
B-                                          22.1
CCC+                                         1.6
CCC                                          1.1
CCC-                                         0.1
D                                            1.2
NR                                           0.8
                                          --------
     Total                                 100.0%
                                          ========

-------------------------------------------------------
                                     % OF SENIOR LOANS
                                         AND OTHER
TOP 10 ISSUERS                         SECURITIES(1)
-------------------------------------------------------
HUB International Ltd.                       2.4%
IRB Holding Corp. (Arby's/Inspire Brands)    2.2
Internet Brands, Inc. (WebMD/MH Sub I
   LLC)                                      2.2
Change Healthcare Holdings LLC               2.1
Asurion LLC                                  1.9
Golden Nugget, Inc.                          1.9
Caesars Resort Collection LLC                1.9
iHeartCommunications, Inc.                   1.9
Univision Communications, Inc.               1.9
Verscend Technologies, Inc. (Cotiviti)       1.9
                                          --------
     Total                                  20.3%
                                          ========

(1)   Percentages are based on long-term positions. Money market funds are excluded.

(2)   The ratings are by Standard & Poor's Ratings Group, a division of The
      McGraw-Hill Companies, Inc. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations except for those debt obligations that are privately rated. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Investment grade is defined as those issuers that have a long-term credit rating of
      BBB- or higher. The credit ratings shown relate to the credit worthiness of the issuers of the underlying securities in the Fund, and not to the
      Fund or its shares. Credit ratings are subject to change.

                                                                          Page 3


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------


                                       PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                             MAY 1, 2013 - OCTOBER 31, 2021

            First Trust Senior     S&P/LSTA Leveraged     Markit iBoxx USD Liquid     S&P/LSTA U.S. Leveraged
                Loan Fund              Loan Index          Leveraged Loan Index           Loan 100 Index
5/1/13           $10,000                $10,000                   $10,000                     $10,000
10/31/13          10,092                 10,150                    10,103                      10,122
4/30/14           10,275                 10,382                    10,323                      10,338
10/31/14          10,385                 10,492                    10,389                      10,434
4/30/15           10,637                 10,730                    10,594                      10,589
10/31/15          10,567                 10,540                    10,280                      10,268
4/30/16           10,763                 10,707                    10,484                      10,527
10/31/16          11,034                 11,230                    10,826                      10,968
4/30/17           11,247                 11,568                    11,026                      11,260
10/31/17          11,414                 11,799                    11,161                      11,452
4/30/18           11,592                 12,080                    11,404                      11,706
10/31/18          11,760                 12,334                    11,602                      11,929
4/30/19           12,044                 12,592                    11,877                      12,262
10/31/19          12,156                 12,663                    11,905                      12,339
4/30/20           11,619                 11,759                    11,122                      11,765
10/31/20          12,266                 12,880                    11,798                      12,527
4/30/21           12,978                 13,653                    12,387                      13,195
10/31/21          13,198                 13,969                    12,547                      13,414


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.

(1)   Prior to March 1, 2021, the Fund's primary benchmark was the S&P/LSTA U.S.
      Leveraged Loan 100 Index ("LL 100"). Effective March 1, 2021, the Fund
      selected the S&P/LSTA Leveraged Loan Index ("LLI") because LLI is more representative of the Fund's portfolio. The Fund will continue to maintain
      LL 100 and the Markit iBoxx USD Liquid Leveraged Loan Index ("MI 100") as
      secondary benchmarks.


--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                                 ANNUAL REPORT
                          OCTOBER 31, 2021 (UNAUDITED)

                                    ADVISOR

The First Trust Advisors L.P. ("First Trust") Leveraged Finance Investment Team
is comprised of 17 experienced investment professionals specializing in below investment grade securities. The team is comprised of portfolio management, research, trading and operations personnel. As of October 31, 2021, the First
Trust Leveraged Finance Investment Team managed or supervised approximately
$7.21 billion in senior secured bank loans and high-yield bonds. These assets are managed across various strategies, including three closed-end funds, an open-end fund, three exchange-traded funds, and a series of unit investment trusts on behalf of retail and institutional clients.

                           PORTFOLIO MANAGEMENT TEAM

WILLIAM HOUSEY, CFA - MANAGING DIRECTOR OF FIXED INCOME, SENIOR PORTFOLIO
   MANAGER

JEFFREY SCOTT, CFA - SENIOR VICE PRESIDENT AND PORTFOLIO MANAGER

                                   COMMENTARY

The First Trust Senior Loan Fund (the "Fund") is an actively managed exchange-traded fund ("ETF"). The Fund's primary investment objective is to provide high current income, with a secondary objective of preservation of capital.

MARKET RECAP

As we ended 2020, the coronavirus ("COVID-19") vaccine rollout was underway, and a $900 billion stimulus package was signed into law supporting equity markets into year-end. At the beginning of 2021, investor optimism around stronger economic growth expectations, an additional $2 trillion of federal stimulus, a strong uptake in the vaccination rate, and higher inflation expectations resulted in a significant move higher in interest rates. The 10-Year U.S.
Treasury yield increased 83 basis points ("bps") during the first quarter of
2021 to a peak of 1.74% on March 31, 2021, after which rates temporally consolidated before finishing the 12-month period ended October 31, 2021, at
1.55%. In October 2021, despite significantly higher inflation given strong global demand, supply chain bottlenecks and labor shortages, the Federal Reserve
(the "Fed") has maintained its quantitative easing program and has kept the target range for the Federal Funds rate at 0.00 - 0.25%. U.S. Equities reached all-time highs in October 2021 as strong earnings outweighed concerns over higher inflation. The S&P 500(R) Index returned 42.91% during the last twelve-month ("LTM") period ended October 31, 2021.

Senior Loan Market

Senior loan spreads over the 3-month London Interbank Offered Rate ("LIBOR")
decreased 169 bps during the 12-month period ended October 31, 2021, to L+416 bps. The current spread is 99 bps below the senior loan market's long-term average spread of L+515 bps (December 1997 - October 2021). Retail senior loan funds experienced their 11th consecutive monthly inflow in October 2021, and inflows for loan funds totaled $38.1 billion over the LTM period. We believe the strong demand for senior loans was driven by rising U.S. Treasury rates and an increasing possibility of interest rate hikes late next year.

During the LTM period, lower quality CCC rated senior loans returned 21.83%, outperforming single-B rated senior loans' return of 8.33% and BB rated senior loans' return of 5.52%. The average price of senior loans in the market increased from $93.17 in the beginning of the period to $98.55 at the end of the period.

Default Rates

During the 12-month period ended October 31, 2021, default rates decreased within the senior loan market, as measured by the S&P/LSTA Leveraged Loan Index.
The senior loan market LTM default rate ended the period at 0.20% compared to the 4.11% rate at the beginning of the period. The default rate in the senior loan market is well below the long-term average default rate of 2.86%.

FUND PERFORMANCE

The Fund returned 7.60% on a net asset value ("NAV") basis and 7.96% on a market price basis over the 12-month period ended October 31, 2021. The S&P/LSTA
Leveraged Loan Index ("the Benchmark") returned 8.46% over the same period.

The Fund held 233 individual positions diversified across 35 industries at the end of the reporting period. Software (20.50%), Health Care Providers & Services
(13.78%), and Pharmaceuticals (8.87%) were the Fund's top three industry exposures at the end of the period. By comparison, the Fund held 149 individual positions across 29 industries on October 31, 2020. The Fund modestly decreased its allocation to high-yield bonds from 8.03% to 5.74% throughout the period, a decrease of 229 bps. The Fund's duration remained low throughout the period and modestly decreased from 0.43 years at the beginning of the period to 0.39 years at the end of the period.

                                                                          Page 5


--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                                 ANNUAL REPORT
                          OCTOBER 31, 2021 (UNAUDITED)

During the LTM period, the Fund benefitted from strong security selection within the leisure, nonferrous metals/minerals, and broadcasting industries. Within leisure, the Fund benefitted from its overweight position in movie theaters as positive vaccine news drove a strong recovery in prices during the LTM period.
Within nonferrous metals/mining, the Fund's overweight position in a company that mines and produces coal significantly outperformed during the LTM period as the company's securities prices benefitted from an increase in metallurgical and thermal coal prices. Within the broadcasting industry, the Fund's overweight positions in sports and media broadcasters outperformed during the LTM period as broadcasters benefitted from the recovery in advertising spend.

The Fund's cash was the primary headwind to performance as risk asset prices generated positive returns during the period. The Fund's cash position was elevated because of net inflows of nearly $1.6 billion during the LTM period.
Security selection within the business equipment & services industry also detracted from performance during the LTM period. Within business equipment &
services, the primary drivers of underperformance were the Fund's underweight position in a travel media company, which outperformed during the LTM period and the Fund's overweight position in a data analytics company which underperformed during the LTM period. In addition, the Fund not having an allocation to the oil
& gas industry, which outperformed the overall Benchmark return during the LTM period as crude oil prices increased 133.50% to $83.57, detracted from performance. The average weight of the energy industry in the Benchmark during the LTM period was 2.42%.

The Fund's most recent monthly distribution of $0.1250 per share is $0.002 per share lower than the distribution paid in October 2020. At the end of the period, the effective yield based on the distributions for the trailing twelve months was 3.20% based on NAV.

The Fund experienced zero defaults during the LTM period. This is compared to 4 defaults within the Benchmark during the LTM period. Since inception, the Fund has experienced nine defaults, which compares to 143 within the Benchmark during the same period. The Benchmark default rate ended the period at 0.20%.

MARKET AND FUND OUTLOOK

We believe that continued economic growth and persistently high inflation are likely to result in higher interest rates across the U.S. Treasury yield curve.
As such, we expect long-duration fixed income asset class returns to be pressured as rates increase. We believe senior loans, given their senior secured position in the capital structure, floating rate coupon and strong fundamental tailwinds, as evidenced by the low corporate default rate, continue to offer an attractive solution to generate income and avoid interest rate risk in this environment. As we evaluate existing and new investment opportunities in this environment, our decisions will continue to be rooted in our rigorous bottom-up credit analysis process and our focus will remain on identifying the opportunities that we believe offer the best risk and reward balance.


FIRST TRUST SENIOR LOAN FUND (FTSL)

UNDERSTANDING YOUR FUND EXPENSES
OCTOBER 31, 2021 (UNAUDITED)

As a shareholder of First Trust Senior Loan Fund (the "Fund"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other
Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2021.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month
Period" to estimate the expenses you paid on your account during this six-month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


-----------------------------------------------------------------------------------------------------------------------
                                                                                         ANNUALIZED
                                                                                        EXPENSE RATIO    EXPENSES PAID
                                                     BEGINNING           ENDING         BASED ON THE       DURING THE
                                                   ACCOUNT VALUE     ACCOUNT VALUE        SIX-MONTH        SIX-MONTH
                                                    MAY 1, 2021     OCTOBER 31, 2021     PERIOD (a)      PERIOD (a) (b)
-----------------------------------------------------------------------------------------------------------------------
FIRST TRUST SENIOR LOAN FUND (FTSL)
Actual                                               $1,000.00         $1,017.00            0.85%            $4.32
Hypothetical (5% return before expenses)             $1,000.00         $1,020.92            0.85%            $4.33


(a)   Annualized expense ratio and expenses paid during the six-month period do not include fees and expenses of the underlying funds in which the Fund invests.

(b)   Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (May 1, 2021 through October 31, 2021), multiplied by 184/365 (to reflect the six-month period).

                                                                          Page 7


FIRST TRUST SENIOR LOAN FUND (FTSL)

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2021


   PRINCIPAL                                                                                          STATED
     VALUE                                  DESCRIPTION                               RATE (a)     MATURITY (b)       VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
SENIOR FLOATING-RATE LOAN INTERESTS -- 89.7%

                  AEROSPACE & DEFENSE -- 0.9%
$      3,974,312  Atlantic Aviation FBO, Inc. (KKR Apple Bidco LLC), Term Loan
                     (First Lien), 1 Mo. LIBOR + 3.00%, 0.50% Floor...............      3.50%        07/31/28    $     3,964,377
       2,452,573  BBA Aviation (Signature Aviation US Holdings, Inc./Brown
                  Group Holding LLC), Term Loan B, 3 Mo. LIBOR + 2.75%,
                     0.50% Floor..................................................      3.25%        04/30/28          2,444,921
       4,214,118  Peraton Corp., Term Loan B, 1 Mo. LIBOR + 3.75%, 0.75%
                     Floor........................................................      4.50%        02/01/28          4,218,711
       3,487,682  Spirit Aerosystems, Inc., New Term Loan B, 1 Mo. LIBOR +
                     3.75%, 0.50% Floor...........................................      4.25%        01/15/25          3,496,401
      11,525,302  Transdigm, Inc., Tranche G Refinancing Term Loan, 1 Mo.
                     LIBOR + 2.25%, 0.00% Floor...................................      2.34%        08/22/24         11,402,327
                                                                                                                 ---------------
                                                                                                                      25,526,737
                                                                                                                 ---------------
                  AIRLINES -- 0.2%
       5,723,987  American Airlines, Inc. (AAdvantage Loyalty IP Ltd.), 1st Lien
                     Term Loan, 3 Mo. LIBOR + 4.75%, 0.75% Floor..................      5.50%        03/24/28          5,958,327
       1,000,000  American Airlines, Inc., 2017 Class B Term Loan B-2, 1 Mo.
                     LIBOR + 2.00%, 0.00% Floor...................................      2.09%        12/14/23            984,380
                                                                                                                 ---------------
                                                                                                                       6,942,707
                                                                                                                 ---------------
                  APPAREL, ACCESSORIES & LUXURY GOODS -- 0.1%
       2,673,146  Careismatic Brands/New Trojan, Inc. (fka Strategic Partners),
                     Term Loan B, 3 Mo. LIBOR + 3.25%, 0.50% Floor................      3.75%        01/31/28          2,663,122
                                                                                                                 ---------------
                  APPLICATION SOFTWARE -- 14.7%
       8,223,363  AppLovin Corp., Amendment No. 6 New Term Loan, 1 Mo.
                     LIBOR + 3.00%, 0.50% Floor...................................      3.50%        10/25/28          8,202,804
       1,756,732  AppLovin Corp., Term Loan B, 1 Mo. LIBOR + 3.25%, 0.00%
                     Floor........................................................      3.34%        08/15/25          1,750,145
       2,809,145  CCC Intelligent Solutions, Inc., Term Loan B, 3 Mo. LIBOR +
                     2.50%, 0.50% Floor...........................................      3.00%        09/21/28          2,800,015
      11,855,060  ConnectWise LLC, Term Loan B, 3 Mo. LIBOR + 3.50%, 0.50%
                     Floor........................................................      4.00%        09/30/28         11,838,107
      31,851,963  Epicor Software Corp., First Lien Term Loan C, 1 Mo. LIBOR +
                     3.25%, 0.75% Floor...........................................      4.00%        07/30/27         31,809,600
       6,285,139  Flexera Software LLC, 2020 Term Loan B, 3 Mo. LIBOR +
                     3.75%, 0.75% Floor...........................................      4.50%        01/26/28          6,288,533
      18,685,866  Gainwell Acquisition Corp. (fka Milano), Term Loan B, 3 Mo.
                     LIBOR + 4.00%, 0.75% Floor...................................      4.75%        10/01/27         18,717,632
      33,879,774  Greeneden U.S. Holdings II LLC (Genesys Telecommunications
                     Laboratories, Inc.), Initial Dollar Term Loan, 1 Mo. LIBOR +
                     4.00%, 0.75% Floor...........................................      4.75%        12/01/27         33,948,549
      46,870,555  Hyland Software, Inc., 2018 Refinancing Term Loan, 1 Mo.
                     LIBOR + 3.50%, 0.75% Floor...................................      4.25%        07/01/24         46,885,085
       2,113,807  Hyland Software, Inc., 2021 Incremental Term Facility, 1 Mo.
                     LIBOR + 6.25%, 0.75% Floor...................................      7.00%        07/10/25          2,132,303
      13,663,624  Imprivata, Inc., Term Loan B, 1 Mo. LIBOR + 3.50%, 0.50%
                     Floor........................................................      4.00%        11/30/27         13,667,859
       3,845,449  Inmar, Inc., Initial Term Loan, 3 Mo. LIBOR + 4.00%, 1.00%
                     Floor........................................................      5.00%        05/01/24          3,831,029
      20,745,589  Internet Brands, Inc. (WebMD/MH Sub I LLC), 2020 June New
                     Term Loan, 1 Mo. LIBOR + 3.75%, 1.00% Floor..................      4.75%        09/15/24         20,780,234
      30,802,797  Internet Brands, Inc. (WebMD/MH Sub I LLC), Initial Term
                     Loan, 1 Mo. LIBOR + 3.50%, 0.00% Floor.......................      3.59%        09/13/24         30,678,353


Page 8                  See Notes to Financial Statements


FIRST TRUST SENIOR LOAN FUND (FTSL)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2021


   PRINCIPAL                                                                                          STATED
     VALUE                                  DESCRIPTION                               RATE (a)     MATURITY (b)       VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

                  APPLICATION SOFTWARE (CONTINUED)
$      7,935,420  Internet Brands, Inc. (WebMD/MH Sub I LLC), Term Loan
                     (Second Lien), 1 Mo. LIBOR + 6.25%, 0.00% Floor..............      6.34%        02/23/29    $     8,037,072
       3,107,673  ION Trading Technologies, Term Loan B, 1 Mo. LIBOR + 4.75%,
                     0.00% Floor..................................................      4.84%        04/01/28          3,113,516
      29,506,060  LogMeIn, Inc. (Logan), Term Loan B, 1 Mo. LIBOR + 4.75%,
                     0.00% Floor..................................................      4.83%        08/31/27         29,457,670
      40,914,503  McAfee LLC, Term Loan B, 1 Mo. LIBOR + 3.75%, 0.00%
                     Floor........................................................      3.84%        09/30/24         40,940,279
       2,060,039  MeridianLink, Inc., Term Loan B, 1 Mo. LIBOR + 3.00%, 0.50%
                     Floor........................................................      3.50%        11/09/28          2,057,464
          64,504  Micro Focus International (MA Financeco LLC), Miami Escrow
                     Term Loan B3, 1 Mo. LIBOR + 2.84%, 0.00% Floor...............      2.92%        06/21/24             63,799
         435,496  Micro Focus International (MA Financeco LLC), Seattle Spinco
                     Term Loan B, 1 Mo. LIBOR + 2.75%, 0.00% Floor................      2.84%        06/21/24            430,731
       4,254,822  Micro Focus International (MA Financeco LLC), Term Loan B4,
                     3 Mo. LIBOR + 4.25%, 1.00% Floor.............................      5.25%        06/05/25          4,285,414
       2,995,013  N-Able, Inc., Term Loan B, 3 Mo. LIBOR + 3.00%, 0.50%
                     Floor........................................................      3.50%        07/19/28          2,991,269
       4,258,204  PowerSchool Holdings, Inc., (Severin), Term Loan B, 1 Mo.
                     LIBOR + 3.25%, 0.00% Floor...................................      3.34%        08/01/25          4,244,024
       3,984,466  RealPage, Inc., Term Loan (Second Lien), 1 Mo. LIBOR +
                     6.50%, 0.75% Floor...........................................      7.25%        04/22/29          4,064,155
      32,106,571  RealPage, Inc., Term Loan B, 1 Mo. LIBOR + 3.25%, 0.50%
                     Floor........................................................      3.75%        04/24/28         32,029,515
      48,873,492  SolarWinds Holdings, Inc., Initial Term Loan, 1 Mo. LIBOR +
                     2.75%, 0.00% Floor...........................................      2.84%        02/05/24         48,183,398
       3,317,978  Solera Holdings, Inc. (Polaris Newco), Term Loan B, 6 Mo.
                     LIBOR + 4.00%, 0.50% Floor...................................      4.50%        06/04/28          3,324,349
       1,880,163  Tenable, Inc., Term Loan B, 3 Mo. LIBOR + 2.75%, 0.50%
                     Floor........................................................      3.25%        07/07/28          1,875,462
         769,629  TIBCO Software, Inc., Term Loan B-3, 1 Mo. LIBOR + 3.75%,
                     0.00% Floor..................................................      3.84%        06/30/26            756,399
         686,881  Ultimate Kronos Group (UKG, Inc.), 2021 Incremental Term
                     Loan, 3 Mo. LIBOR + 3.25%, 0.75% Floor.......................      4.00%        05/03/26            687,657
       1,068,862  Veeam Software Holdings Ltd. (VS Buyer LLC), Term Loan B,
                     1 Mo. LIBOR + 3.00%, 0.00% Floor.............................      3.09%        02/28/27          1,063,068
                                                                                                                 ---------------
                                                                                                                     420,935,489
                                                                                                                 ---------------
                  AUTO PARTS & EQUIPMENT -- 1.1%
       6,186,973  Clarios Global L.P. (Power Solutions), Term Loan B, 1 Mo.
                     LIBOR + 3.25%, 0.00% Floor...................................      3.34%        04/30/26          6,145,706
       8,085,181  Dexko Global (Dornoch Debt Merger Sub, Inc.), Initial Dollar
                     Term Loan, 3 Mo. LIBOR + 3.75%, 0.50% Floor..................      4.25%        10/04/28          8,076,530
      17,453,130  Truck Hero, Inc., Term Loan B, 1 Mo. LIBOR + 3.25%, 0.75%
                     Floor........................................................      4.00%        01/31/28         17,369,879
                                                                                                                 ---------------
                                                                                                                      31,592,115
                                                                                                                 ---------------
                  BROADCASTING -- 3.7%
       2,763,174  E.W. Scripps Co., B-3 Term Loan, 1 Mo. LIBOR + 3.00%, 0.75%
                     Floor........................................................      3.75%        01/07/28          2,764,473
      38,313,064  iHeartCommunications, Inc., Second Amendment Incremental
                     Term Loan B, 1 Mo. LIBOR + 3.25%, 0.50% Floor................      3.75%        05/01/26         38,372,832


                        See Notes to Financial Statements                 Page 9


FIRST TRUST SENIOR LOAN FUND (FTSL)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2021


   PRINCIPAL                                                                                          STATED
     VALUE                                  DESCRIPTION                               RATE (a)     MATURITY (b)       VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

                  BROADCASTING (CONTINUED)
$     13,502,712  iHeartCommunications, Inc., Term Loan B, 1 Mo. LIBOR +
                     3.00%, 0.00% Floor...........................................      3.09%        05/01/26    $    13,399,011
      48,418,794  Univision Communications, Inc., 2017 Replacement Repriced
                     Term Loan C-5 (First Lien), 1 Mo. LIBOR + 2.75%, 1.00%
                     Floor........................................................      3.75%        03/15/24         48,368,438
       4,098,579  Univision Communications, Inc., 2021 Replacement New Term
                     Loan (First Lien), 1 Mo. LIBOR + 3.25%, 0.75% Floor..........      4.00%        03/24/26          4,095,505
                                                                                                                 ---------------
                                                                                                                     107,000,259
                                                                                                                 ---------------
                  BUILDING PRODUCTS -- 0.1%
       2,098,820  Hillman (The) Group, Inc., Term Loan B1, 1 Mo. LIBOR +
                     2.75%, 0.50% Floor...........................................      3.25%        05/31/28          2,092,272
       1,373,665  Quikrete Holdings, Inc., B-1 Fourth Amendment Loan, 1 Mo.
                     LIBOR + 3.00%, 0.00% Floor...................................      3.09%        06/30/28          1,368,170
                                                                                                                 ---------------
                                                                                                                       3,460,442
                                                                                                                 ---------------
                  CABLE & SATELLITE -- 1.1%
       6,573,855  DIRECTV Holdings LLC, Closing Date Term Loan, 3 Mo.
                     LIBOR + 5.00%, 0.75% Floor...................................      5.75%        07/31/27          6,577,010
      19,005,634  Radiate Holdco LLC (RCN), New Term Loan B, 1 Mo. LIBOR +
                     3.50%, 0.75% Floor...........................................      4.25%        09/25/26         18,949,568
       6,158,084  WideOpenWest Finance LLC, Term Loan B, 1 Mo. LIBOR +
                     3.25%, 1.00% Floor...........................................      4.25%        08/19/23          6,148,169
                                                                                                                 ---------------
                                                                                                                      31,674,747
                                                                                                                 ---------------
                  CASINOS & GAMING -- 4.4%
       8,312,442  Caesars Resort Collection LLC, New Term Loan B, 1 Mo.
                     LIBOR + 3.50%, 0.00% Floor...................................      3.59%        07/20/25          8,317,264
      44,570,852  Caesars Resort Collection LLC, Term Loan B, 1 Mo. LIBOR +
                     2.75%, 0.00% Floor...........................................      2.84%        12/22/24         44,343,540
      53,122,533  Golden Nugget, Inc., Term Loan B, 3 Mo. LIBOR + 2.50%,
                     0.75% Floor..................................................      3.25%        10/04/23         52,828,234
      19,916,400  Scientific Games International, Inc., Term Loan B5, 1 Mo.
                     LIBOR + 2.75%, 0.00% Floor...................................      2.84%        08/14/24         19,823,589
                                                                                                                 ---------------
                                                                                                                     125,312,627
                                                                                                                 ---------------
                  COMMUNICATIONS EQUIPMENT -- 0.3%
       7,161,725  Commscope, Inc., Term Loan B, 1 Mo. LIBOR + 3.25%, 0.00%
                     Floor........................................................      3.34%        04/06/26          7,061,031
                                                                                                                 ---------------
                  CONSTRUCTION & ENGINEERING -- 0.4%
       6,577,219  USIC, Inc., Term Loan (First Lien), 1 Mo. LIBOR + 3.50%,
                     0.75% Floor..................................................      4.25%        05/15/28          6,566,959
       5,501,347  Westinghouse Electric (Brookfield WEC Holdings, Inc.),
                     Refinancing No. 2 Term Loan, 1 Mo. LIBOR + 2.75%,
                     0.50% Floor..................................................      3.25%        08/01/25          5,460,086
                                                                                                                 ---------------
                                                                                                                      12,027,045
                                                                                                                 ---------------
                  DATA PROCESSING & OUTSOURCED SERVICES -- 0.1%
       1,219,416  Paysafe Holdings (US) Corp., New Term Loan B, 1 Mo. LIBOR
                     + 2.75%, 0.50% Floor.........................................      3.25%        06/24/28          1,212,173
                                                                                                                 ---------------
                  DIVERSIFIED CHEMICALS -- 0.1%
       2,755,981  Ineos US Petrochem LLC (Ineos Quattro), Term Loan B, 1 Mo.
                     LIBOR + 2.75%, 0.50% Floor...................................      3.25%        01/31/26          2,755,981
                                                                                                                 ---------------


Page 10                 See Notes to Financial Statements


FIRST TRUST SENIOR LOAN FUND (FTSL)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2021


   PRINCIPAL                                                                                          STATED
     VALUE                                  DESCRIPTION                               RATE (a)     MATURITY (b)       VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

                  ELECTRIC UTILITIES -- 1.0%
$     29,684,022  PG&E Corp., Term Loan B, 3 Mo. LIBOR + 3.00%, 0.50%
                     Floor........................................................      3.50%        06/23/25    $    29,340,875
                                                                                                                 ---------------
                  ELECTRONIC EQUIPMENT & INSTRUMENTS -- 0.5%
         500,000  MKS Instruments, Inc., Initial Dollar Term Loan, 1 Mo. LIBOR +
                     2.25%, 0.50% Floor...........................................      2.75%        10/22/28            499,375
      14,363,937  Verifone Systems, Inc., Initial Term Loan, 3 Mo. LIBOR + 4.00%,
                     0.00% Floor..................................................      4.13%        08/20/25         14,058,704
                                                                                                                 ---------------
                                                                                                                      14,558,079
                                                                                                                 ---------------
                  ENVIRONMENTAL & FACILITIES SERVICES -- 1.4%
      12,226,407  Allied Universal Holdco LLC, Initial Term Loan, 3 Mo. LIBOR
                     + 3.75%, 0.50% Floor.........................................      4.25%        05/14/28         12,218,826
       4,270,122  GFL Environmental, Inc., Refinancing Term Loan, 3 Mo. LIBOR
                     + 3.00%, 0.50% Floor.........................................      3.50%        05/31/25          4,275,460
      19,161,544  Packers Holdings LLC (PSSI), Term Loan B, 6 Mo. LIBOR +
                     3.25%, 0.75% Floor...........................................      4.00%        03/15/28         19,077,808
       4,997,863  TruGreen L.P., Second Refinancing Term Loan B, 1 Mo. LIBOR
                     + 4.00%, 0.75% Floor.........................................      4.75%        11/02/27          4,997,863
                                                                                                                 ---------------
                                                                                                                      40,569,957
                                                                                                                 ---------------
                  HEALTH CARE DISTRIBUTORS -- 0.2%
       6,632,744  Radiology Partners, Inc., Term Loan B, 1 Mo. LIBOR + 4.25%,
                     0.00% Floor..................................................      4.33%        07/09/25          6,621,667
                                                                                                                 ---------------
                  HEALTH CARE EQUIPMENT -- 0.5%
      15,212,237  Chamberlain Group, Inc. (Chariot), Initial Term Loan, 1 Mo.
                     LIBOR + 3.50%, 0.50% Floor...................................      4.00%        10/22/28         15,180,595
                                                                                                                 ---------------
                  HEALTH CARE FACILITIES -- 0.3%
       7,887,432  Ardent Health Services, Inc., (AHP Health Partners, Inc.), Term
                     Loan B, 1 Mo. LIBOR + 3.50%, 0.50% Floor.....................      4.00%        08/24/28          7,909,596
                                                                                                                 ---------------
                  HEALTH CARE SERVICES -- 10.9%
       6,635,135  AccentCare (Pluto Acquisition I, Inc.), New Term Loan B, 3 Mo.
                     LIBOR + 4.00%, 0.00% Floor...................................      4.12%        06/20/26          6,629,627
      19,986,804  ADMI Corp. (Aspen Dental), 2020 Incremental Term Loan B2,
                     1 Mo. LIBOR + 3.13%, 0.50% Floor.............................      3.63%        12/23/27         19,830,707
      11,617,262  ADMI Corp. (Aspen Dental), 2021 Incremental Term Loan B3,
                     1 Mo. LIBOR + 3.50%, 0.50% Floor.............................      4.00%        12/23/27         11,604,831
       5,953,418  Air Methods Corp., Term Loan B, 3 Mo. LIBOR + 3.50%, 1.00%
                     Floor........................................................      4.50%        04/21/24          5,670,630
      32,536,577  Athenahealth, Inc. (VVC Holding Corp.), Term Loan B-1, 3 Mo.
                     LIBOR + 4.25%, 0.00% Floor...................................      4.38%        02/11/26         32,617,919
      14,420,758  Aveanna Healthcare LLC, 2021 Term Loan, 1 Mo. LIBOR +
                     3.75%, 0.50% Floor...........................................      4.25%        07/15/28         14,382,399
       3,353,665  Aveanna Healthcare LLC, Delayed Draw Term Loan, 1 Mo.
                     LIBOR + 3.75%, 0.50% Floor...................................      4.25%        07/15/28          3,344,744
      15,419,640  Brightspring Health (Phoenix Guarantor, Inc.), Incremental Term
                     Loan B-3, 1 Mo. LIBOR + 3.50%, 0.00% Floor...................      3.59%        03/05/26         15,352,256
      21,330,057  CHG Healthcare Services, Inc., Term Loan B, 3 Mo. LIBOR +
                     3.50%, 0.50% Floor...........................................      4.00%        09/30/28         21,330,057
      14,573,015  Civitas Solutions (National Mentor Holdings, Inc.), Term Loan B,
                     3 Mo. LIBOR + 3.75%, 0.75% Floor.............................      4.50%        03/31/28         14,475,814
         476,007  Civitas Solutions (National Mentor Holdings, Inc.), Term Loan C,
                     3 Mo. LIBOR + 3.75%, 0.75% Floor.............................      4.50%        03/31/28            472,832


                        See Notes to Financial Statements                Page 11


FIRST TRUST SENIOR LOAN FUND (FTSL)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2021


   PRINCIPAL                                                                                          STATED
     VALUE                                  DESCRIPTION                               RATE (a)     MATURITY (b)       VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

                  HEALTH CARE SERVICES (CONTINUED)
$      2,438,896  DuPage Medical Group (Midwest Physician Admin. Services
                     LLC), Initial Term Loan, 3 Mo. LIBOR + 3.25%, 0.75%
                     Floor........................................................      4.00%        03/15/28    $     2,426,701
      23,316,985  Envision Healthcare Corp., Initial Term Loan, 1 Mo. LIBOR +
                     3.75%, 0.00% Floor...........................................      3.84%        10/10/25         19,246,306
      32,598,386  ExamWorks Group, Inc. (Electron Bidco), Initial Term Loan,
                     3 Mo. LIBOR + 3.25%, 0.50% Floor.............................      3.75%        10/07/28         32,557,638
       4,484,432  Global Medical Response, Inc. (fka Air Medical), 2018 New
                     Term Loan, 2 Mo. LIBOR + 4.25%, 1.00% Floor..................      5.25%        03/14/25          4,460,754
       1,169,312  Global Medical Response, Inc. (fka Air Medical), 2020 New
                     Refinancing Term Loan, 3 Mo. LIBOR + 4.25%, 1.00%
                     Floor........................................................      5.25%        10/02/25          1,163,676
         251,840  Global Medical Response, Inc. (fka Air Medical), 2020 New
                     Refinancing Term Loan, 6 Mo. LIBOR + 4.25%, 1.00%
                     Floor........................................................      5.25%        10/02/25            250,626
       1,127,139  Help at Home (HAH Group Holding Co. LLC), Delayed Draw
                     Term Loan, 3 Mo. LIBOR + 5.00%, 1.00% Floor..................      6.00%        10/29/27          1,127,139
       8,884,686  Help at Home (HAH Group Holding Co. LLC), Initial Term
                     Loan B, 3 Mo. LIBOR + 5.00%, 1.00% Floor.....................      6.00%        10/29/27          8,884,686
      16,384,089  Packaging Coordinators, Inc. (PCI Pharma), Term Loan B, 3 Mo.
                     LIBOR + 3.50%, 0.75% Floor...................................      4.25%        11/30/27         16,401,129
       5,960,403  Radnet Management, Inc., Term Loan B, 3 Mo. LIBOR + 3.00%,
                     0.75% Floor..................................................      3.75%        04/22/28          5,946,754
          14,976  Radnet Management, Inc., Term Loan B, Prime Rate + 2.00%,
                     3.25% Floor..................................................      5.25%        04/22/28             14,942
       1,343,340  SCP Health (Onex TSG Intermediate Corp.), Initial Term Loan,
                     3 Mo. LIBOR + 4.75%, 0.75% Floor.............................      5.50%        02/28/28          1,341,245
       8,657,631  Surgery Centers Holdings, Inc., 2021 Term Loan B, 1 Mo.
                     LIBOR + 3.75%, 0.75% Floor...................................      4.50%        08/31/26          8,673,301
      23,125,142  Team Health, Inc., Term Loan B, 1 Mo. LIBOR + 2.75%, 1.00%
                     Floor........................................................      3.75%        02/06/24         22,026,698
      17,761,591  U.S. Anesthesia Partners Intermediate Holdings, Inc., New Term
                     Loan B, 6 Mo. LIBOR + 4.25%, 0.50% Floor.....................      4.75%        09/30/28         17,741,698
      20,394,666  U.S. Renal Care, Inc., Term Loan B, 1 Mo. LIBOR + 5.00%,
                     0.00% Floor..................................................      5.13%        06/28/26         20,246,804
       3,204,970  US Radiology Specialists, Inc., Closing Date Term Loan, 3 Mo.
                     LIBOR + 5.50%, 0.75% Floor...................................      6.25%        12/31/27          3,212,982
                                                                                                                 ---------------
                                                                                                                     311,434,895
                                                                                                                 ---------------
                  HEALTH CARE SUPPLIES -- 1.2%
      35,344,982  Medline Borrower, L.P. (Mozart), Term Loan B, 1 Mo. LIBOR +
                     3.25%, 0.50% Floor...........................................      3.75%        10/15/28         35,379,974
                                                                                                                 ---------------
                  HEALTH CARE TECHNOLOGY -- 7.8%
      49,579,835  Change Healthcare Holdings LLC, Closing Date Term Loan,
                     1 Mo. LIBOR + 2.50%, 1.00% Floor.............................      3.50%        03/01/24         49,523,314
      16,663,730  Ciox Health (Healthport/CT Technologies Intermediate Holdings,
                     Inc.), Term Loan 2021 Reprice, 1 Mo. LIBOR + 4.25%, 0.75%
                     Floor........................................................      5.00%        12/16/25         16,696,391
      16,649,494  Ensemble RCM LLC (Ensemble Health), Term Loan B, 3 Mo.
                     LIBOR + 3.75%, 0.00% Floor...................................      3.88%        08/01/26         16,664,312
       4,536,835  eResearch Technology, Inc. (ERT), Incremental Term Loan B,
                     1 Mo. LIBOR + 4.50%, 1.00% Floor.............................      5.50%        02/04/27          4,555,119


Page 12                 See Notes to Financial Statements


FIRST TRUST SENIOR LOAN FUND (FTSL)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2021


   PRINCIPAL                                                                                          STATED
     VALUE                                  DESCRIPTION                               RATE (a)     MATURITY (b)       VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

                  HEALTH CARE TECHNOLOGY (CONTINUED)
$     13,984,939  Mediware (Wellsky/Project Ruby Ultimate Parent Corp.), Term
                     Loan B, 1 Mo. LIBOR + 3.25%, 0.75% Floor.....................      4.00%        03/10/28    $    13,963,542
       9,091,684  Navicure, Inc. (Waystar Technologies, Inc.), Term Loan B, 1 Mo.
                      LIBOR + 4.00%, 0.00% Floor..................................      4.09%        10/23/26          9,097,411
       5,848,332  Press Ganey (Azalea TopCo, Inc.), 2021 Term Loan, 3 Mo.
                     LIBOR + 3.50%, 0.75% Floor...................................      4.25%        07/25/26          5,855,642
      10,120,674  Press Ganey (Azalea TopCo, Inc.), Term Loan B, 1 Mo. LIBOR +
                     3.50%, 0.00% Floor...........................................      3.59%        07/25/26         10,042,239
      51,461,186  Verscend Technologies, Inc. (Cotiviti), New Term Loan B-1,
                     1 Mo. LIBOR + 4.00%, 0.00% Floor.............................      4.09%        08/27/25         51,525,513
       2,032,731  Zelis Payments Buyer, Inc., New Term Loan B, 1 Mo. LIBOR +
                     3.50%, 0.00% Floor...........................................      3.58%        09/30/26          2,015,799
      43,575,176  Zelis Payments Buyer, Inc., Term Loan B, 1 Mo. LIBOR +
                     3.50%, 0.00% Floor...........................................      3.58%        09/30/26         43,367,322
                                                                                                                 ---------------
                                                                                                                     223,306,604
                                                                                                                 ---------------
                  HOMEFURNISHING RETAIL -- 0.6%
      11,787,356  At Home Holding III, Inc. (Ambience), Term Loan B, 3 Mo.
                     LIBOR + 4.25%, 0.50% Floor...................................      4.75%        07/30/28         11,733,370
       4,173,367  Rent-A-Center, Inc., New Term Loan B, 1 Mo. LIBOR + 3.25%,
                     0.50% Floor..................................................      3.75%        02/15/28          4,181,213
                                                                                                                 ---------------
                                                                                                                      15,914,583
                                                                                                                 ---------------
                  HOTELS, RESORTS & CRUISE LINES -- 0.4%
       9,999,240  Alterra Mountain Co., Term Loan B-1, 1 Mo. LIBOR + 3.50%,
                     0.50% Floor..................................................      4.00%        08/17/28          9,971,742
                                                                                                                 ---------------
                  HOUSEHOLD APPLIANCES -- 0.1%
       2,932,183  Weber-Stephen Products LLC, Term Loan B, 1 Mo. LIBOR +
                     3.25%, 0.75% Floor...........................................      4.00%        10/31/27          2,937,080
          88,502  Weber-Stephen Products LLC, Term Loan B, 6 Mo. LIBOR +
                     3.25%, 0.75% Floor...........................................      4.00%        10/31/27             88,650
                                                                                                                 ---------------
                                                                                                                       3,025,730
                                                                                                                 ---------------
                  HUMAN RESOURCE & EMPLOYMENT SERVICES -- 0.3%
       9,563,516  Alight, Inc., (fka Tempo Acq.), Extended Term Loan B, 1 Mo.
                     LIBOR + 3.25%, 0.50% Floor...................................      3.75%        10/31/26          9,583,409
                                                                                                                 ---------------
                  INDUSTRIAL MACHINERY -- 1.5%
       1,642,232  Filtration Group Corp., Incremental Term Loan B, 1 Mo. LIBOR
                     + 3.50%, 0.50% Floor.........................................      4.00%        10/19/28          1,639,359
      27,076,852  Gates Global LLC, Term Loan B-3, 1 Mo. LIBOR + 2.50%,
                     0.75% Floor..................................................      3.25%        03/31/27         26,997,788
      14,415,666  TK Elevator Newco GMBH (Vertical U.S. Newco, Inc.), New
                     Term Loan B1 (USD), 6 Mo. LIBOR + 3.50%, 0.50% Floor.........      4.00%        07/31/27         14,433,685
                                                                                                                 ---------------
                                                                                                                      43,070,832
                                                                                                                 ---------------
                  INSURANCE BROKERS -- 5.7%
       1,628,665  Alliant Holdings I LLC, 2019 New Term Loan, 1 Mo. LIBOR +
                     3.25%, 0.00% Floor...........................................      3.34%        05/10/25          1,614,040
       4,703,746  Alliant Holdings I LLC, 2021 Term Loan B, 1 Mo. LIBOR +
                     3.50%, 0.50% Floor...........................................      4.00%        11/05/27          4,691,987
      32,699,900  Alliant Holdings I LLC, Initial Term Loan, 1 Mo. LIBOR +
                     3.25%, 0.00% Floor...........................................      3.34%        05/09/25         32,403,639
         574,155  AmWINS Group, Inc., Term Loan B, 1 Mo. LIBOR + 2.25%,
                     0.75% Floor..................................................      3.00%        02/28/28            569,814


                        See Notes to Financial Statements                Page 13


FIRST TRUST SENIOR LOAN FUND (FTSL)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2021


   PRINCIPAL                                                                                          STATED
     VALUE                                  DESCRIPTION                               RATE (a)     MATURITY (b)       VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

                  INSURANCE BROKERS (CONTINUED)
$      5,125,534  AssuredPartners, Inc., 2021 Term Loan B, 1 Mo. LIBOR +
                     3.50%, 0.50% Floor...........................................      4.00%        02/13/27    $     5,107,594
      37,808,811  AssuredPartners, Inc., Term Loan B, 1 Mo. LIBOR + 3.50%,
                     0.00% Floor..................................................      3.59%        02/12/27         37,535,831
       9,073,323  BroadStreet Partners, Inc., Term Loan B, 1 Mo. LIBOR + 3.00%,
                     0.00% Floor..................................................      3.08%        01/27/27          8,953,283
       3,533,258  Cross Financial Corp., Term Loan B, 1 Mo. LIBOR + 4.00%,
                     0.75% Floor..................................................      4.75%        09/15/27          3,549,441
          81,295  HUB International Ltd., Initial Term Loan B, 2 Mo. LIBOR +
                     2.75%, 0.00% Floor...........................................      2.85%        04/25/25             80,353
      31,379,119  HUB International Ltd., Initial Term Loan B, 3 Mo. LIBOR +
                     2.75%, 0.00% Floor...........................................      2.87%        04/25/25         31,015,436
      32,748,070  HUB International Ltd., New Term Loan B-3, 2 Mo. LIBOR +
                     3.25%, 0.75% Floor...........................................      4.00%        04/25/25         32,707,135
       5,542,208  USI, Inc. (fka Compass Investors, Inc.), Term Loan B, 3 Mo.
                     LIBOR + 3.00%, 0.00% Floor...................................      3.13%        05/15/24          5,497,648
                                                                                                                 ---------------
                                                                                                                     163,726,201
                                                                                                                 ---------------
                  INTEGRATED TELECOMMUNICATION SERVICES -- 1.9%
      25,372,538  Frontier Communications Corp., Term Loan B, 3 Mo. LIBOR +
                     3.75%, 0.75% Floor...........................................      4.50%        05/01/28         25,321,793
      11,695,252  Numericable (Altice France S.A. or SFR), Term Loan B-11,
                     3 Mo. LIBOR + 2.75%, 0.00% Floor.............................      2.88%        07/31/25         11,488,129
       1,935,819  Numericable (Altice France S.A. or SFR), Term Loan B-12,
                     3 Mo. LIBOR + 3.69%, 0.00% Floor.............................      3.81%        01/31/26          1,913,557
      12,866,574  Numericable (Altice France S.A. or SFR), Term Loan B-13,
                     3 Mo. LIBOR + 4.00%, 0.00% Floor.............................      4.12%        08/14/26         12,796,838
       2,389,219  Zayo Group Holdings, Inc., Initial Dollar Term Loan, 1 Mo.
                     LIBOR + 3.00%, 0.00% Floor...................................      3.09%        03/09/27          2,350,203
                                                                                                                 ---------------
                                                                                                                      53,870,520
                                                                                                                 ---------------
                  LEISURE FACILITIES -- 0.2%
       6,018,856  SeaWorld Parks and Entertainment, Term Loan B, 1 Mo.
                     LIBOR + 3.00%, 0.50% Floor...................................      3.50%        08/25/28          5,996,285
                                                                                                                 ---------------
                  MANAGED HEALTH CARE -- 0.8%
      22,799,471  Multiplan, Inc. (MPH), Term Loan B, 3 Mo. LIBOR + 4.25%,
                     0.50% Floor..................................................      4.75%        08/31/28         22,210,560
                                                                                                                 ---------------
                  METAL & GLASS CONTAINERS -- 0.5%
       4,702,693  Altium Packaging LLC (FKA Consolidated Container), Term
                     Loan B, 1 Mo. LIBOR + 2.75%, 0.50% Floor.....................      3.25%        02/03/28          4,654,678
      10,738,139  PODS LLC, Term Loan B, 1 Mo. LIBOR + 3.00%, 0.75%
                     Floor........................................................      3.75%        03/31/28         10,718,059
                                                                                                                 ---------------
                                                                                                                      15,372,737
                                                                                                                 ---------------
                  MOVIES & ENTERTAINMENT -- 1.2%
       1,848,603  Cineworld Group PLC (Crown), New Priority Term Loan, 3 Mo.
                     LIBOR + 8.25%, 1.00% Floor...................................      9.25%        05/23/24          1,982,626
       3,253,968  Cineworld Group PLC (Crown), Priority Term Loan B-1, Fixed
                     Rate at 15.25% (c)...........................................     15.25%        05/23/24          3,924,285
      22,815,389  Cineworld Group PLC (Crown), Term Loan B, 6 Mo. LIBOR +
                     2.50%, 1.00% Floor...........................................      3.50%        02/28/25         18,777,065
       2,211,458  PUG LLC (Stubhub/Viagogo), Incremental Term Loan B-2,
                     1 Mo. LIBOR + 4.25%, 0.50% Floor.............................      4.75%        02/13/27          2,211,458


Page 14                 See Notes to Financial Statements


FIRST TRUST SENIOR LOAN FUND (FTSL)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2021


   PRINCIPAL                                                                                          STATED
     VALUE                                  DESCRIPTION                               RATE (a)     MATURITY (b)       VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

                  MOVIES & ENTERTAINMENT (CONTINUED)
$      8,018,212  PUG LLC (Stubhub/Viagogo), Term Loan B, 1 Mo. LIBOR +
                     3.50%, 0.00% Floor...........................................      3.59%        02/12/27    $     7,874,526
                                                                                                                 ---------------
                                                                                                                      34,769,960
                                                                                                                 ---------------
                  OFFICE SERVICES & SUPPLIES -- 1.1%
      32,217,060  Dun & Bradstreet Corp., Refinancing Term Loan, 1 Mo. LIBOR
                     + 3.25%, 0.00% Floor.........................................      3.34%        02/08/26         32,073,372
                                                                                                                 ---------------
                  OTHER DIVERSIFIED FINANCIAL SERVICES -- 0.0%
         966,135  AlixPartners, LLP, Term Loan B, 1 Mo. LIBOR + 2.75%, 0.50%
                     Floor........................................................      3.25%        02/04/28            962,512
                                                                                                                 ---------------
                  PACKAGED FOODS & MEATS -- 0.2%
       4,000,981  BellRing Brands LLC, 2021 Refinancing Term Loan, 1 Mo.
                     LIBOR + 4.00%, 0.75% Floor...................................      4.75%        10/21/24          4,013,984
       2,151,080  Simply Good Foods (Atkins Nutritionals, Inc.), New Term Loan,
                     1 Mo. LIBOR + 3.75%, 1.00% Floor.............................      4.75%        07/07/24          2,160,502
                                                                                                                 ---------------
                                                                                                                       6,174,486
                                                                                                                 ---------------
                  PAPER PACKAGING -- 1.3%
      15,439,680  Graham Packaging Company, L.P., New Term Loan, 1 Mo.
                     LIBOR + 3.00%, 0.75% Floor...................................      3.75%        08/04/27         15,397,530
      22,310,547  Pactiv LLC/Evergreen Packaging LLC (fka Reynolds Group
                     Holdings), Tranche B-3 U.S. Term Loan, 1 Mo. LIBOR +
                     3.50%, 0.50% Floor...........................................      4.00%        09/20/28         22,261,018
                                                                                                                 ---------------
                                                                                                                      37,658,548
                                                                                                                 ---------------
                  PHARMACEUTICALS -- 7.3%
       2,928,475  Akorn, Inc., Exit Take Back Term Loan, 3 Mo. LIBOR + 7.50%,
                     1.00% Floor (d)..............................................      8.50%        09/30/25          2,946,045
      18,942,842  Bausch Health Cos., Inc. (Valeant), Term Loan B, 1 Mo. LIBOR
                     + 3.00%, 0.00% Floor.........................................      3.08%        06/01/25         18,894,348
      37,134,801  Endo LLC, 2021 Term Loan B, 3 Mo. LIBOR + 5.00%, 0.75%
                     Floor........................................................      5.75%        03/27/28         36,154,814
      43,880,569  Jazz Pharmaceuticals, Inc., Term Loan B, 1 Mo. LIBOR + 3.50%,
                     0.50% Floor..................................................      4.00%        05/05/28         43,935,420
      28,401,586  Mallinckrodt International Finance S.A., 2017 Term Loan B,
                     3 Mo. LIBOR + 5.25%, 0.75% Floor (e).........................      6.00%        09/24/24         26,385,926
       5,559,586  Mallinckrodt International Finance S.A., 2018 Incremental Term
                     Loan, 1 Mo. LIBOR + 5.50%, 0.75% Floor (e)...................      6.25%        02/24/25          5,164,633
      36,643,314  Nestle Skin Health (Sunshine Lux VII S.A.R.L./Galderma), 2021
                     Term Loan B-3, 3 Mo. LIBOR + 3.75%, 0.75% Floor..............      4.50%        10/02/26         36,703,042
      38,420,012  Parexel International Corp. (Phoenix Newco), Term Loan (First
                     Lien), 1 Mo. LIBOR + 3.50%, 0.50% Floor......................      4.00%        11/15/28         38,446,522
       1,387,744  Perrigo Rx (Padagis LLC), Term Loan B, 3 Mo. LIBOR + 4.75%,
                     0.50% Floor..................................................      5.25%        07/06/28          1,389,478
                                                                                                                 ---------------
                                                                                                                     210,020,228
                                                                                                                 ---------------
                  PUBLISHING -- 0.1%
       1,728,537  Meredith Corp., Tranche B-3 Term Loan, 3 Mo. LIBOR + 4.25%,
                     1.00% Floor..................................................      5.25%        01/31/25          1,762,745
                                                                                                                 ---------------
                  RESEARCH & CONSULTING SERVICES -- 1.9%
      25,597,020  Clarivate Analytics PLC (Camelot), Amendment No. 2
                     Incremental Term Loan, 1 Mo. LIBOR + 3.00%, 1.00% Floor......      4.00%        10/31/26         25,635,416
       9,734,451  Corelogic, Inc., Term Loan B, 1 Mo. LIBOR + 3.50%, 0.50%
                     Floor........................................................      4.00%        06/02/28          9,727,150


                        See Notes to Financial Statements                Page 15


FIRST TRUST SENIOR LOAN FUND (FTSL)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2021


   PRINCIPAL                                                                                          STATED
     VALUE                                  DESCRIPTION                               RATE (a)     MATURITY (b)       VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

                  RESEARCH & CONSULTING SERVICES (CONTINUED)
$      9,392,943  J.D. Power (Project Boost Purchaser LLC), 2021 Incremental
                     Term Loan B, 1 Mo. LIBOR + 3.50%, 0.50% Floor................      4.00%        05/26/26    $     9,383,175
       3,309,163  Nielsen Consumer, Inc. (Indy US Holdco LLC), Term Loan B-1,
                     1 Mo. LIBOR + 4.00%, 0.00% Floor.............................      4.08%        03/05/28          3,315,384
       4,403,593  Nielsen Consumer, Inc. (Indy US Holdco LLC), Term Loan B-1,
                     3 Mo. LIBOR + 4.00%, 0.00% Floor.............................      4.08%        03/05/28          4,411,872
       1,877,263  Veritext Corp. (VT TopCo, Inc.), Non-Fungible Term Loan (First
                     Lien), 1 Mo. LIBOR + 3.75%, 0.75% Floor......................      4.50%        08/10/25          1,874,917
                                                                                                                 ---------------
                                                                                                                      54,347,914
                                                                                                                 ---------------
                  RESTAURANTS -- 2.6%
      20,735,169  IRB Holding Corp. (Arby's/Inspire Brands), Fourth Amendment
                     Incremental Term Loan B, 3 Mo. LIBOR + 3.25%, 1.00%
                     Floor........................................................      4.25%        12/31/27         20,720,447
      40,348,310  IRB Holding Corp. (Arby's/Inspire Brands), Term Loan B, 3 Mo.
                     LIBOR + 2.75%, 1.00% Floor...................................      3.75%        02/05/25         40,230,492
       3,845,067  Portillo's Holdings LLC, Term Loan B-3, 1 Mo. LIBOR + 5.50%,
                     1.00% Floor..................................................      6.50%        08/30/24          3,845,067
       9,174,176  Whatabrands LLC, Term Loan B, 1 Mo. LIBOR + 3.25%, 0.50%
                     Floor........................................................      3.75%        07/31/28          9,164,452
                                                                                                                 ---------------
                                                                                                                      73,960,458
                                                                                                                 ---------------
                  SECURITY & ALARM SERVICES -- 0.3%
       8,629,846  Garda World Security Corp., Term Loan B, 1 Mo. LIBOR +
                     4.25%, 0.00% Floor...........................................      4.34%        10/30/26          8,633,470
                                                                                                                 ---------------
                  SPECIALIZED CONSUMER SERVICES -- 1.9%
       9,452,552  Asurion LLC, New B-8 Term Loan, 1 Mo. LIBOR + 3.25%,
                     0.00% Floor..................................................      3.34%        12/23/26          9,353,584
       9,880,834  Asurion LLC, Term Loan B-3 (Second Lien), 1 Mo. LIBOR +
                     5.25%, 0.00% Floor...........................................      5.34%        01/31/28          9,840,223
       4,395,044  Asurion LLC, Term Loan B-4 (Second Lien), 1 Mo. LIBOR +
                     5.25%, 0.00% Floor...........................................      5.34%        01/20/29          4,373,992
      25,175,778  Asurion LLC, Term Loan B-6, 1 Mo. LIBOR + 3.13%, 0.00%
                     Floor........................................................      3.21%        11/03/23         25,107,552
       4,430,337  Asurion LLC, Term Loan B-7, 1 Mo. LIBOR + 3.00%, 0.00%
                     Floor........................................................      3.09%        11/03/24          4,395,736
                                                                                                                 ---------------
                                                                                                                      53,071,087
                                                                                                                 ---------------
                  SPECIALIZED FINANCE -- 0.5%
      13,198,222  WCG Purchaser Corp. (WIRB-Copernicus Group), Term Loan B,
                     2 Mo. LIBOR + 4.00%, 1.00% Floor.............................      5.00%        01/08/27         13,256,030
                                                                                                                 ---------------
                  SPECIALTY STORES -- 1.7%
       9,552,043  Bass Pro Group LLC (Great Outdoors Group LLC), Term Loan
                     B-1, 3 Mo. LIBOR + 4.25%, 0.75% Floor........................      5.00%        03/05/28          9,573,917
      28,654,583  Petco Animal Supplies, Inc., Initial Term Loan B, 3 Mo. LIBOR
                     + 3.25%, 0.75% Floor.........................................      4.00%        03/03/28         28,634,238
      11,657,859  Petsmart, Inc., Initial Term Loan B, 3 Mo. LIBOR + 3.75%,
                     0.75% Floor..................................................      4.50%        02/12/28         11,662,056
                                                                                                                 ---------------
                                                                                                                      49,870,211
                                                                                                                 ---------------
                  SYSTEMS SOFTWARE -- 4.4%
      48,202,731  Applied Systems, Inc., Term Loan (First Lien), 3 Mo. LIBOR +
                     3.25%, 0.50% Floor...........................................      3.75%        09/19/24         48,131,391


Page 16                 See Notes to Financial Statements


FIRST TRUST SENIOR LOAN FUND (FTSL)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2021


   PRINCIPAL                                                                                          STATED
     VALUE                                  DESCRIPTION                               RATE (a)     MATURITY (b)       VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

                  SYSTEMS SOFTWARE (CONTINUED)
$      2,292,052  Applied Systems, Inc., Term Loan (Second Lien), 3 Mo. LIBOR
                     + 5.50%, 0.75% Floor.........................................      6.25%        09/19/25    $     2,318,250
       6,395,356  BeyondTrust (Brave Parent Holdings, Inc.), Term Loan B, 1 Mo.
                     LIBOR + 4.00%, 0.00% Floor...................................      4.09%        04/19/25          6,393,053
      13,525,773  BMC Software Finance, Inc. (Boxer Parent), 2021 Replacement
                     Dollar Term Loan, 3 Mo. LIBOR + 3.75%, 0.00% Floor...........      3.88%        10/02/25         13,425,412
       4,163,131  Idera, Inc., Initial Term Loan, 6 Mo. LIBOR + 3.75%, 0.75%
                     Floor........................................................      4.50%        02/15/28          4,154,471
      18,406,033  Misys Financial Software Ltd. (Almonde, Inc.) (Finastra), Term
                     Loan B, 6 Mo. LIBOR + 3.50%, 1.00% Floor.....................      4.50%        06/13/24         18,300,199
      22,794,992  Proofpoint, Inc., Term Loan B, 3 Mo. LIBOR + 3.25%, 0.50%
                     Floor........................................................      3.75%        08/31/28         22,691,275
      10,429,534  Sophos Group PLC (Surf), Term Loan B, 3 Mo. LIBOR + 3.50%,
                     0.00% Floor..................................................      3.62%        03/05/27         10,357,257
         987,342  SUSE (Marcel Lux IV S.A.R.L.), Facility Term Loan B1 USD,
                     1 Mo. LIBOR + 3.25%, 0.00% Floor.............................      3.34%        03/15/26            987,342
                                                                                                                 ---------------
                                                                                                                     126,758,650
                                                                                                                 ---------------
                  TRADING COMPANIES & DISTRIBUTORS -- 0.7%
      19,761,656  SRS Distribution, Inc., 2021 Refinancing Term Loan, 3 Mo.
                     LIBOR + 3.75%, 0.50% Floor...................................      4.25%        06/04/28         19,756,123
                                                                                                                 ---------------
                  TRUCKING -- 1.5%
      34,797,250  Hertz (The) Corp., Exit Term Loan B, 1 Mo. LIBOR + 3.50%,
                     0.50% Floor..................................................      4.00%        06/30/28         34,829,263
       6,557,163  Hertz (The) Corp., Exit Term Loan C, 1 Mo. LIBOR + 3.50%,
                     0.50% Floor..................................................      4.00%        06/30/28          6,563,195
                                                                                                                 ---------------
                                                                                                                      41,392,458
                                                                                                                 ---------------
                  TOTAL SENIOR FLOATING-RATE LOAN INTERESTS....................................................    2,569,677,568
                  (Cost $2,574,056,777)                                                                          ---------------



   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
CORPORATE BONDS AND NOTES -- 4.8%

                  ALTERNATIVE CARRIERS -- 0.1%
       2,760,000  Cogent Communications Group, Inc. (f)...........................      3.50%        05/01/26          2,791,147
                                                                                                                 ---------------
                  BROADCASTING -- 0.6%
       8,109,000  Cumulus Media New Holdings, Inc. (f)............................      6.75%        07/01/26          8,443,496
      10,208,000  Diamond Sports Group LLC / Diamond Sports Finance Co. (f).......      5.38%        08/15/26          5,787,987
       2,148,000  Gray Television, Inc. (f).......................................      5.88%        07/15/26          2,217,810
         675,000  iHeartCommunications, Inc.......................................      8.38%        05/01/27            719,719
                                                                                                                 ---------------
                                                                                                                      17,169,012
                                                                                                                 ---------------
                  CABLE & SATELLITE -- 0.9%
      24,655,000  CSC Holdings LLC (f)............................................      7.50%        04/01/28         26,288,394
                                                                                                                 ---------------
                  CASINOS & GAMING -- 0.3%
       7,968,000  Caesars Entertainment, Inc. (f).................................      6.25%        07/01/25          8,391,101
                                                                                                                 ---------------
                  COAL & CONSUMABLE FUELS -- 0.1%
       2,136,167  Peabody Energy Corp. (f) (g)....................................      8.50%        12/31/24          2,011,340
       2,384,000  PIC AU Holdings LLC / PIC AU Holdings Corp. (f).................     10.00%        12/31/24          2,441,478
                                                                                                                 ---------------
                                                                                                                       4,452,818
                                                                                                                 ---------------


                        See Notes to Financial Statements                Page 17


FIRST TRUST SENIOR LOAN FUND (FTSL)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2021


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
CORPORATE BONDS AND NOTES (CONTINUED)

                  ELECTRIC UTILITIES -- 0.1%
$      2,000,000  PG&E Corp.......................................................      5.00%        07/01/28    $     2,082,500
                                                                                                                 ---------------
                  HEALTH CARE FACILITIES -- 0.9%
       2,000,000  HCA, Inc........................................................      5.88%        05/01/23          2,140,000
      10,530,000  Tenet Healthcare Corp. (f)......................................      4.63%        09/01/24         10,766,925
       8,764,000  Tenet Healthcare Corp. (f)......................................      4.88%        01/01/26          8,994,055
       3,008,000  Tenet Healthcare Corp. (f)......................................      5.13%        11/01/27          3,147,120
                                                                                                                 ---------------
                                                                                                                      25,048,100
                                                                                                                 ---------------
                  HEALTH CARE SERVICES -- 0.7%
      21,443,000  Global Medical Response, Inc. (f)...............................      6.50%        10/01/25         21,267,600
                                                                                                                 ---------------
                  HEALTH CARE TECHNOLOGY -- 0.3%
       8,996,000  Change Healthcare Holdings LLC / Change Healthcare Finance,
                     Inc. (f).....................................................      5.75%        03/01/25          9,074,715
                                                                                                                 ---------------
                  INSURANCE BROKERS -- 0.1%
       1,191,000  AmWINS Group, Inc. (f)..........................................      4.88%        06/30/29          1,190,464
         893,000  HUB International Ltd. (f)......................................      7.00%        05/01/26            922,022
                                                                                                                 ---------------
                                                                                                                       2,112,486
                                                                                                                 ---------------
                  INTEGRATED TELECOMMUNICATION SERVICES -- 0.5%
       1,430,000  Frontier Communications Holdings LLC (f)........................      5.88%        10/15/27          1,499,712
       2,619,000  Frontier Communications Holdings LLC (f)........................      5.00%        05/01/28          2,664,833
       5,600,000  Frontier Communications Holdings LLC (f)........................      6.75%        05/01/29          5,803,000
       4,564,000  Zayo Group Holdings, Inc. (f)...................................      4.00%        03/01/27          4,438,490
                                                                                                                 ---------------
                                                                                                                      14,406,035
                                                                                                                 ---------------
                  PAPER PACKAGING -- 0.1%
       2,533,000  Pactiv Evergreen Group Issuer, Inc. / Pactiv Evergreen Group
                     Issuer LLC / Reynolds Gro (f)................................      4.00%        10/15/27          2,481,707
                                                                                                                 ---------------
                  PHARMACEUTICALS -- 0.1%
       1,604,000  Organon & Co. / Organon Foreign Debt Co-Issuer B.V. (f).........      4.13%        04/30/28          1,628,060
                                                                                                                 ---------------
                  RESEARCH & CONSULTING SERVICES -- 0.0%
       1,000,000  Clarivate Science Holdings Corp. (f)............................      3.88%        07/01/28            990,000
                                                                                                                 ---------------
                  TOTAL CORPORATE BONDS AND NOTES..............................................................      138,183,675
                  (Cost $138,527,401)                                                                            ---------------

FOREIGN CORPORATE BONDS AND NOTES -- 0.7%
                  DATA PROCESSING & OUTSOURCED SERVICES -- 0.1%
       4,303,000  Paysafe Finance PLC / Paysafe Holdings US Corp. (f).............      4.00%        06/15/29          4,082,471
                                                                                                                 ---------------
                  ENVIRONMENTAL & FACILITIES SERVICES -- 0.1%
       1,323,000  Allied Universal Holdco LLC / Allied Universal Finance Corp. /
                     Atlas Luxco IV S.A.R.L. (f)..................................      4.63%        06/01/28          1,313,964
         882,000  Allied Universal Holdco LLC / Allied Universal Finance Corp. /
                     Atlas Luxco IV S.A.R.L. (f)..................................      4.63%        06/01/28            875,120
                                                                                                                 ---------------
                                                                                                                       2,189,084
                                                                                                                 ---------------
                  PHARMACEUTICALS -- 0.5%
       9,875,000  Bausch Health Cos., Inc. (f)....................................      6.13%        04/15/25         10,070,229
       2,939,000  Endo Dac / Endo Finance LLC / Endo Finco, Inc. (f)..............      9.50%        07/31/27          2,921,616
         214,000  Jazz Securities DAC (f).........................................      4.38%        01/15/29            220,152
         250,000  Mallinckrodt International Finance S.A. / Mallinckrodt CB
                     LLC (e) (f) (h)..............................................      5.63%        10/15/23            112,813
                                                                                                                 ---------------
                                                                                                                      13,324,810
                                                                                                                 ---------------


Page 18                 See Notes to Financial Statements


FIRST TRUST SENIOR LOAN FUND (FTSL)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2021


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
FOREIGN CORPORATE BONDS AND NOTES (CONTINUED)

                  REAL ESTATE SERVICES -- 0.0%
$        250,000  Taylor Morrison Communities, Inc. / Taylor Morrison
                     Holdings II, Inc. (f)........................................      5.88%        04/15/23    $       261,875
                                                                                                                 ---------------
                  TOTAL FOREIGN CORPORATE BONDS AND NOTES......................................................       19,858,240
                  (Cost $20,334,281)                                                                             ---------------



     SHARES                                                DESCRIPTION                                                VALUE
----------------  ---------------------------------------------------------------------------------------------  ---------------
COMMON STOCKS -- 0.1%

                  PHARMACEUTICALS -- 0.1%
         249,316  Akorn, Inc. (i) (j)..........................................................................        2,695,854
                  (Cost $2,858,880)                                                                              ---------------

WARRANTS -- 0.0%
                  MOVIES & ENTERTAINMENT -- 0.0%
         972,355  Cineworld Group PLC, expiring 11/23/25 (i) (k)...............................................          578,862
                  (Cost $0)                                                                                      ---------------

RIGHTS -- 0.0%
                  ELECTRIC UTILITIES -- 0.0%
           4,887  Vista Energy Corp., no expiration date (i) (k)...............................................            6,793
                                                                                                                 ---------------
                  LIFE SCIENCES TOOLS & SERVICES -- 0.0%
               1  New Millennium Holdco, Inc., Corporate Claim Trust, no expiration date (i) (k) (l) (m).......                0
               1  New Millennium Holdco, Inc., Lender Claim Trust, no expiration date (i) (k) (l) (m)..........                0
                                                                                                                 ---------------
                                                                                                                               0
                                                                                                                 ---------------
                  TOTAL RIGHTS.................................................................................            6,793
                  (Cost $8,491)                                                                                  ---------------

MONEY MARKET FUNDS -- 11.1%
     318,050,696  Morgan Stanley Institutional Liquidity Funds - Treasury
                     Portfolio - Institutional Class - 0.01% (n)...............................................      318,050,696
                  (Cost $318,050,696)                                                                            ---------------

                  TOTAL INVESTMENTS -- 106.4%..................................................................    3,049,051,688
                  (Cost $3,053,836,526) (o)
                  NET OTHER ASSETS AND LIABILITIES -- (6.4)%...................................................     (182,400,170)
                                                                                                                 ---------------
                  NET ASSETS -- 100.0%.........................................................................  $ 2,866,651,518
                                                                                                                 ===============


-----------------------------

(a)   Senior Floating-Rate Loan Interests ("Senior Loans") in which the Fund invests generally pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the LIBOR, (ii) the prime rate offered by one or more United States banks or (iii) the certificate of deposit rate. Certain Senior Loans are subject to a LIBOR floor that establishes a minimum LIBOR rate. When a range of rates is disclosed, the Fund holds more than one contract within the same tranche with identical LIBOR period, spread and floor, but different LIBOR reset dates.

(b)   Senior Loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of Senior Loans may be substantially less than the stated maturities shown.

(c)   The issuer will pay interest on the loans in cash and in Payment-In-Kind
      ("PIK") interest. Interest paid in cash will accrue at the rate of 7.00%
      per annum ("Cash Interest Rate") and PIK interest will accrue on the loan at the rate of 8.25% per annum. For the fiscal year ended October 31,
      2021, the Fund received a portion of the interest in cash and PIK interest with a principal value of $432,635 for Cineworld Group PLC.

                        See Notes to Financial Statements                Page 19


FIRST TRUST SENIOR LOAN FUND (FTSL)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2021

(d)   The issuer may pay interest on the loans (1) entirely in cash or (2) in the event that both the PIK Toggle Condition has been satisfied and the issuer elects to exercise the PIK interest, 2.50% payable in cash and
      7.00% payable as PIK interest. For the fiscal year ended October 31, 2021, this security paid all of its interest in cash.

(e)   The issuer has filed for protection in bankruptcy court.

(f)   This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act"), and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
      Pursuant to procedures adopted by the Trust's Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P.,
      (the "Advisor"). Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At October 31, 2021, securities noted as such amounted to $153,099,696 or 5.3% of net assets.

(g)   The issuer will pay interest on the bonds in cash and in PIK interest.
      Interest paid in cash will accrue at the rate of 6.00% per annum ("Cash
      Interest Rate") and PIK interest will accrue on the bond at the rate of
      2.50% per annum. For the fiscal year ended October 31, 2021, the Fund received a portion of the interest in cash and PIK interest with a principal value of $22,667 for Peabody Energy Corp.

(h)   This issuer is in default and interest is not being accrued by the Fund nor paid by the issuer.

(i)   Non-income producing security.

(j)   Security received in a transaction exempt from registration under the 1933
      Act. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. Pursuant to procedures adopted by the Trust's Board of Trustees, this security has been determined to be illiquid by the Advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for the security is determined based on security-specific factors and assumptions, which require subjective judgment. At October 31, 2021, securities noted as such amounted to $2,695,854 or 0.1% of net assets.

(k)   Pursuant to procedures adopted by the Trust's Board of Trustees, this security has been determined to be illiquid by the Advisor.

(l)   This security's value was determined using significant unobservable inputs
      (see Note 2A - Portfolio Valuation in the Notes to Financial Statements).

(m)   This security is fair valued by the Advisor's Pricing Committee in accordance with procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the Investment Company Act of 1940, as amended. At October 31, 2021, securities noted as such are valued at $0 or
      0.0% of net assets.

(n)   Rate shown reflects yield as of October 31, 2021.

(o)   Aggregate cost for federal income tax purposes is $3,054,291,531. As of
      October 31, 2021, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was
      $13,398,348 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was
      $18,638,191. The net unrealized depreciation was $5,239,843.

LIBOR - London Interbank Offered Rate

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of October 31,
2021 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):


                                                                                           LEVEL 2          LEVEL 3
                                                          TOTAL           LEVEL 1        SIGNIFICANT      SIGNIFICANT
                                                         VALUE AT          QUOTED         OBSERVABLE      UNOBSERVABLE
                                                        10/31/2021         PRICES           INPUTS           INPUTS
                                                      --------------   --------------   --------------   --------------
Senior Floating-Rate Loan Interests*..............    $2,569,677,568   $           --   $2,569,677,568   $           --
Corporate Bonds and Notes*........................       138,183,675               --      138,183,675               --
Foreign Corporate Bonds and Notes*................        19,858,240               --       19,858,240               --
Common Stocks*....................................         2,695,854               --        2,695,854               --
Warrants*.........................................           578,862               --          578,862               --
Rights:
   Electric Utilities.............................             6,793               --            6,793               --
   Life Sciences Tools & Services.................                --**             --               --               --**
Money Market Funds................................       318,050,696      318,050,696               --               --
                                                      --------------   --------------   --------------   --------------
Total Investments.................................    $3,049,051,688   $  318,050,696   $2,731,000,992   $           --**
                                                      ==============   ==============   ==============   ==============


*  See Portfolio of Investments for industry breakout.
** Investment is valued at $0.

Level 3 Rights are fair valued by the Advisor's Pricing Committee and are footnoted in the Portfolio of Investments. These values are based on unobservable and non-quantitative inputs.

Page 20                 See Notes to Financial Statements


FIRST TRUST SENIOR LOAN FUND (FTSL)

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2021


ASSETS:
Investments, at value.....................................................   $3,049,051,688
Cash......................................................................          134,386
Receivables:
   Investment securities sold.............................................      179,845,846
   Capital shares sold....................................................       16,713,925
   Interest...............................................................        7,542,138
   Dividends..............................................................            2,903
                                                                             --------------
      Total Assets........................................................    3,253,290,886
                                                                             --------------
LIABILITIES:
Payables:
   Investment securities purchased........................................      384,635,192
   Investment advisory fees...............................................        1,997,932
Unrealized depreciation on unfunded loan commitments......................            6,244
                                                                             --------------
      Total Liabilities...................................................      386,639,368
                                                                             --------------
NET ASSETS................................................................   $2,866,651,518
                                                                             ==============
NET ASSETS CONSIST OF:
Paid-in capital...........................................................   $2,942,912,436
Par value.................................................................          600,000
Accumulated distributable earnings (loss).................................      (76,860,918)
                                                                             --------------
NET ASSETS................................................................   $2,866,651,518
                                                                             ==============
NET ASSET VALUE, per share................................................   $        47.78
                                                                             ==============
Number of shares outstanding (unlimited number of shares
   authorized, par value $0.01 per share).................................       60,000,002
                                                                             ==============
Investments, at cost......................................................   $3,053,836,526
                                                                             ==============


                        See Notes to Financial Statements                Page 21


FIRST TRUST SENIOR LOAN FUND (FTSL)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2021


INVESTMENT INCOME:
Interest..................................................................   $   81,623,428
Dividends.................................................................           50,505
                                                                             --------------
   Total investment income................................................       81,673,933
                                                                             --------------
EXPENSES:
Investment advisory fees..................................................       16,834,517
                                                                             --------------
   Total expenses.........................................................       16,834,517
                                                                             --------------
NET INVESTMENT INCOME (LOSS)..............................................       64,839,416
                                                                             --------------
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments...................................        2,082,051
                                                                             --------------
Net change in unrealized appreciation (depreciation) on:
   Investments............................................................       48,545,490
   Unfunded loan commitments..............................................           (5,208)
                                                                             --------------
Net change in unrealized appreciation (depreciation)......................       48,540,282
                                                                             --------------
NET REALIZED AND UNREALIZED GAIN (LOSS)...................................       50,622,333
                                                                             --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS........................................................   $  115,461,749
                                                                             ==============


Page 22                 See Notes to Financial Statements


FIRST TRUST SENIOR LOAN FUND (FTSL)

STATEMENTS OF CHANGES IN NET ASSETS


                                                                               YEAR ENDED          YEAR ENDED
                                                                               10/31/2021          10/31/2020
                                                                             --------------      --------------
OPERATIONS:
Net investment income (loss)..............................................   $   64,839,416      $   53,316,540
Net realized gain (loss)..................................................        2,082,051         (47,713,489)
Net change in unrealized appreciation (depreciation)......................       48,540,282         (24,620,680)
                                                                             --------------      --------------
Net increase (decrease) in net assets resulting from operations...........      115,461,749         (19,017,629)
                                                                             --------------      --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations.....................................................      (64,316,388)        (53,352,275)
Return of capital.........................................................               --            (984,628)
                                                                             --------------      --------------
Total distributions to shareholders.......................................      (64,316,388)        (54,336,903)
                                                                             --------------      --------------
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold.................................................    1,550,254,032         198,707,465
Cost of shares redeemed...................................................      (11,712,176)       (451,536,565)
                                                                             --------------      --------------
Net increase (decrease) in net assets resulting
   from shareholder transactions..........................................    1,538,541,856        (252,829,100)
                                                                             --------------      --------------
Total increase (decrease) in net assets...................................    1,589,687,217        (326,183,632)

NET ASSETS:
Beginning of period.......................................................    1,276,964,301       1,603,147,933
                                                                             --------------      --------------
End of period.............................................................   $2,866,651,518      $1,276,964,301
                                                                             ==============      ==============
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period...................................       27,850,002          34,000,002
Shares sold...............................................................       32,400,000           4,200,000
Shares redeemed...........................................................         (250,000)        (10,350,000)
                                                                             --------------      --------------
Shares outstanding, end of period.........................................       60,000,002          27,850,002
                                                                             ==============      ==============


                        See Notes to Financial Statements                Page 23


FIRST TRUST SENIOR LOAN FUND (FTSL)

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                                                   YEAR ENDED OCTOBER 31,
                                                          ------------------------------------------------------------------------
                                                              2021           2020           2019           2018           2017
                                                          ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period..................     $    45.85     $    47.15     $    47.75     $    48.26     $    48.32
                                                           ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)..........................           1.54           1.67           2.13           1.87           1.68
Net realized and unrealized gain (loss)...............           1.92          (1.27)         (0.57)         (0.43)         (0.04)
                                                           ----------     ----------     ----------     ----------     ----------
Total from investment operations......................           3.46           0.40           1.56           1.44           1.64
                                                           ----------     ----------     ----------     ----------     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income.................................          (1.53)         (1.67)         (2.15)         (1.92)         (1.70)
Return of capital.....................................             --          (0.03)         (0.01)         (0.03)            --
                                                           ----------     ----------     ----------     ----------     ----------
Total distributions...................................          (1.53)         (1.70)         (2.16)         (1.95)         (1.70)
                                                           ----------     ----------     ----------     ----------     ----------
Net asset value, end of period........................     $    47.78     $    45.85     $    47.15     $    47.75     $    48.26
                                                           ==========     ==========     ==========     ==========     ==========
TOTAL RETURN (a)......................................           7.60%          0.90%          3.37%          3.03%          3.43%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)..................     $2,866,652     $1,276,964     $1,603,148     $1,883,903     $1,341,599
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets (b).....           0.85%          0.85%          0.85%          0.85%          0.85%
Ratio of net investment income (loss) to
   average net assets.................................           3.27%          3.63%          4.50%          3.94%          3.53%
Portfolio turnover rate (c)...........................             92%            76%            44%            88%           110%


(a)   Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(b)   The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund invests. This ratio does not include these indirect fees and expenses.

(c)   Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

Page 24                 See Notes to Financial Statements


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                                OCTOBER 31, 2021

                                1. ORGANIZATION

First Trust Exchange-Traded Fund IV (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on September 15,
2010, and is registered with the Securities and Exchange Commission under the
Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of ten funds that are offering shares. This report covers the First Trust Senior Loan Fund (the "Fund"), a diversified series of the Trust, which trades under the ticker "FTSL" on The Nasdaq Stock Market LLC
("Nasdaq"). The Fund represents a separate series of shares of beneficial interest in the Trust. Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large blocks of shares known as "Creation Units."

The Fund's primary investment objective is to provide high current income. The
Fund's secondary investment objective is the preservation of capital. Under normal market conditions, the Fund seeks to outperform each of the S&P/LSTA U.S.
Leveraged Loan 100 Index (the "LL 100") and the Markit iBoxx USD Liquid
Leveraged Loan Index (the "MI 100") by investing at least 80% of its net assets
(including investment borrowings) in first lien senior floating rate bank loans
("Senior Loans")(1). The LL 100 is a market value-weighted index designed to measure the performance of the largest segment of the U.S. syndicated leveraged loan market. The LL 100 consists of 100 loan facilities drawn from a larger benchmark, the S&P/LSTA Leveraged Loan Index. The MI 100 selects the 100 most liquid Senior Loans in the market. The Fund does not seek to track either the LL
100 or MI 100, but rather seeks to outperform each of the Indices. It is anticipated that the Fund, in accordance with its principal investment strategy, will invest approximately 50% to 75% of its net assets in Senior Loans that are eligible for inclusion in and meet the liquidity thresholds of the LL 100 and/or
MI 100 at the time of investment.

A Senior Loan is an advance or commitment of funds made by one or more banks or similar financial institutions to one or more corporations, partnerships or other business entities and typically pays interest at a floating or adjusting rate that is determined periodically at a designated premium above a base lending rate, most commonly the London Interbank Offered Rate. The Fund invests primarily in Senior Loans that are below investment grade quality at the time of investment. The Fund invests in Senior Loans made predominantly to businesses operating in North America, but may also invest in Senior Loans made to businesses operating outside of North America.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting
Standards Codification Topic 946, "Financial Services-Investment Companies." The
following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

The Fund's NAV is determined daily as of the close of regular trading on the New
York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the
NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund's NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund's investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor"),
in accordance with valuation procedures adopted by the Trust's Board of
Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund's investments are valued as follows:

-----------------------------
(1)   The terms "security" and "securities" used throughout the Notes to
      Financial Statements include Senior Loans.

                                                                         Page 25

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
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                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                                OCTOBER 31, 2021

      Senior Loans in which the Fund invests are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having grown substantially since its inception, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the market value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. Typically, Senior Loans are valued using information provided by a third-party pricing service. The third-party pricing service primarily uses over-the-counter pricing from dealer runs and broker quotes from indicative sheets to value the Senior
      Loans.

      Corporate bonds, corporate notes and other debt securities are fair valued on the basis of valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Trust's
      Board of Trustees, which may use the following valuation inputs when available:

            1)    benchmark yields;
            2)    reported trades;
            3)    broker/dealer quotes;
            4)    issuer spreads;
            5)    benchmark securities;
            6)    bids and offers; and
            7)    reference data including market research publications.

      Common stocks and other equity securities listed on any national or foreign exchange (excluding Nasdaq and the London Stock Exchange
      Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and
      AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Shares of open-end funds are valued at fair value which is based on NAV per share.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor's Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination.
      Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:

            1)    the credit conditions in the relevant market and changes
                  thereto;
            2)    the liquidity conditions in the relevant market and changes thereto;
            3)    the interest rate conditions in the relevant market and
                  changes thereto (such as significant changes in interest
                  rates);
            4)    issuer-specific conditions (such as significant credit
                  deterioration); and
            5)    any other market-based data the Advisor's Pricing Committee considers relevant. In this regard, the Advisor's Pricing
                  Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of
1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                                OCTOBER 31, 2021

amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

            1)    the fundamental business data relating to the borrower/issuer;

            2)    an evaluation of the forces which influence the market in
                  which these securities are purchased and sold;

            3)    the type, size and cost of a security;

            4)    the financial statements of the borrower/issuer;

            5)    the credit quality and cash flow of the borrower/issuer, based on the Advisor's or external analysis;

            6)    the information as to any transactions in or offers for the security;

            7)    the price and extent of public trading in similar securities
                  (or equity securities) of the borrower/issuer, or comparable companies;

            8)    the coupon payments;

            9)    the quality, value and salability of collateral, if any,
                  securing the security;

           10)    the business prospects of the borrower/issuer, including any ability to obtain money or resources from a parent or
                  affiliate and an assessment of the borrower's/issuer's
                  management;

           11)    the prospects for the borrower's/issuer's industry, and
                  multiples (of earnings and/or cash flows) being paid for
                  similar businesses in that industry;

           12)    borrower's/issuer's competitive position within the industry;

           13)    borrower's/issuer's ability to access additional liquidity through public and/or private markets; and

           14)    other relevant factors.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o     Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o     Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o     Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little
                  information is released publicly.

            o     Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves
                  observable at commonly quoted intervals, volatilities,
                  prepayment speeds, loss severities, credit risks, and default rates).

            o     Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o     Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of October 31, 2021, is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis.
Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.

The United Kingdom's Financial Conduct Authority, which regulates the London
Interbank Offered Rates ("LIBOR"), announced on March 5, 2021 that all non-USD
LIBOR reference rates and the 1-week and 2-month USD LIBOR reference rates will cease to be provided or no longer be representative immediately after December
31, 2021 and the remaining USD LIBOR settings will cease to be provided or no longer be representative immediately after June 30, 2023. The International
Swaps and Derivatives Association, Inc. ("ISDA") confirmed that the March 5,
2021 announcement constituted an index cessation event under the Interbank
Offered Rates ("IBOR") Fallbacks Supplement and the ISDA 2020 IBOR Fallbacks
Protocol for all 35 LIBOR settings and confirmed that the spread adjustment to be used in ISDA fallbacks was fixed as of the date of the announcement.

                                                                         Page 27


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                                OCTOBER 31, 2021

In the United States, the Alternative Reference Rates Committee (the "ARRC"), a
group of market participants convened by the Board of Governors of the Federal
Reserve System and the Federal Reserve Bank of New York in cooperation with other federal and state government agencies, has since 2014 undertaken efforts to identify U.S. dollar reference interest rates as alternatives to LIBOR and to facilitate the mitigation of LIBOR-related risks. In June 2017, the ARRC identified the Secured Overnight Financing Rate ("SOFR"), a broad measure of the cost of cash overnight borrowing collateralized by U.S. Treasury securities, as the preferred alternative for U.S. dollar LIBOR. The Federal Reserve Bank of New
York began daily publishing of SOFR in April 2018.

At this time, it is not possible to predict the full impact of the elimination of LIBOR and the establishment of an alternative reference rate on the Fund or its investments.

Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. Due to the nature of the Senior Loan market, the actual settlement date may not be certain at the time of the purchase or sale for some of the Senior Loans.
Interest income on such Senior Loans is not accrued until settlement date. The
Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed delivery or forward purchase commitments. The Fund had no when-issued, delayed-delivery, or forward purchase commitments (other than unfunded loan commitments discussed below) as of October 31, 2021.

C. UNFUNDED LOAN COMMITMENTS

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrower's discretion. Unfunded loan commitments are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statement of
Assets and Liabilities and Statement of Operations. In connection with these commitments, the Fund earns a commitment fee typically set as a percentage of the commitment amount. The commitment fees are included in "Interest" on the
Statement of Operations. As of October 31, 2021, the Fund had the following unfunded loan commitments:



                                                                                                            UNREALIZED
                                                                  PRINCIPAL     COMMITMENT                 APPRECIATION
BORROWER                                                             VALUE        AMOUNT        VALUE     (DEPRECIATION)
-----------------------------------------------------------------------------------------------------------------------
Civitas Solutions (National Mentor Holdings, Inc.), Term Loan    $  1,208,268  $  1,205,114  $  1,200,208  $     (4,906)
Dexko Global (Dornoch Debt Merger Sub, Inc.), Term Loan             1,540,035     1,539,730     1,538,387        (1,343)
Hillman (The) Group, Inc., Term Loan                                  502,711       501,609       501,143          (466)
Veritext Corp. (VT TopCo, Inc.), Term Loan                            328,521       326,878       328,110         1,232
Zelis Payments Buyer, Inc., Term Loan                                 739,175       733,779       733,018          (761)
                                                                               ------------  ------------  ------------
                                                                               $  4,307,110  $  4,300,866  $     (6,244)
                                                                               ============  ============  ============


D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income, if any, are declared and paid monthly by the Fund, or as the Board of Trustees may determine from time to time.
Distributions of net realized gains earned by the Fund, if any, are distributed at least annually.

Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom the shares were purchased makes such option available. Such shares will generally be reinvested by the broker based upon the market price of those shares and investors may be subject to customary brokerage commissions charged by the broker. Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

The tax character of distributions paid during the fiscal years ended October
31, 2021 and 2020 was as follows:

Distributions paid from:                               2021            2020
Ordinary income.................................  $   64,316,388  $   53,352,275
Capital gains...................................              --              --
Return of capital...............................              --         984,628


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                                OCTOBER 31, 2021

As of October 31, 2021, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed ordinary income...................  $      636,225
Accumulated capital and other gain (loss).......     (72,251,056)
Net unrealized appreciation (depreciation)......      (5,246,087)

E. INCOME TAXES

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of
4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2018,
2019, 2020, and 2021 remain open to federal and state audit. As of October 31,
2021, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains.
The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. As of October 31, 2021, the
Fund had non-expiring capital loss carryforwards available for federal income tax purposes of $72,251,056.

During the taxable year ended October 31, 2021, the Fund utilized non-expiring capital loss carryforwards in the amount of $1,710,608.

Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended October 31, 2021, the Fund had no net late year ordinary or capital losses.

In order to present paid-in capital and accumulated distributable earnings
(loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation
(depreciation) on investments) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Fund. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended October 31,
2021, the adjustments for the Fund were as follows:

                               ACCUMULATED
            ACCUMULATED        NET REALIZED
           NET INVESTMENT      GAIN (LOSS)
           INCOME (LOSS)      ON INVESTMENTS     PAID-IN CAPITAL
           --------------     --------------     ---------------
           $     (450,359)    $      445,843     $         4,516

F. EXPENSES

Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).

3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The
Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First
Trust is responsible for the selection and ongoing monitoring of the securities in the Fund's portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund.

Pursuant to the Investment Management Agreement between the Trust and the
Advisor, First Trust manages the investment of the Fund's assets and is responsible for the Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, pro rata

                                                                         Page 29


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                                OCTOBER 31, 2021

share of fees and expenses attributable to investments in other investment companies ("acquired fund fees and expenses"), brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Fund has agreed to pay First Trust an annual unitary management fee equal to 0.85% of its average daily net assets. In addition, the
Fund incurs acquired fund fees and expenses. The total of the unitary management fee and acquired fund fees and expenses represents the Fund's total annual operating expenses.

The Trust has multiple service agreements with The Bank of New York Mellon
("BNYM"). Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BNYM is responsible for custody of the Fund's assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of the Fund's securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for the Fund. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund
Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, defined-outcome fund or is an index fund.

Additionally, the Lead Independent Trustee and the Chairs of the Audit
Committee, Nominating and Governance Committee and the Valuation Committee are
paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets.
Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairs rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

For the fiscal year ended October 31, 2021, the cost of purchases and proceeds from sales of investments, excluding short-term investments and in-kind transactions, were $3,219,793,172 and $1,756,856,200, respectively.

For the fiscal year ended October 31, 2021, there were no in-kind transactions.

                                 5. BORROWINGS

The Trust, on behalf of the Fund, along with First Trust Exchange-Traded Fund
III and First Trust Series Fund have a $355 million Credit Agreement with The
Bank of Nova Scotia ("Scotia") as administrative agent for a group of lenders.
Between March 3, 2021 and October 28, 2021, the commitment amount was $330 million, and prior to March 3, 2021, the commitment amount was $410 million.
Scotia charges a commitment fee of 0.25% of the daily amount of the excess of the commitment amount over the outstanding principal balance of the loans and an agency fee. First Trust allocates the commitment fee and agency fee amongst the funds that have access to the credit line. To the extent that the Fund accesses the credit line, there would also be an interest fee charged. The Fund did not have any borrowings outstanding during the fiscal year ended October 31, 2021.

                 6. CREATIONS, REDEMPTIONS AND TRANSACTION FEES

The Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as "Authorized
Participants" have contractual arrangements with the Fund's service providers to purchase and redeem Fund shares directly with the Fund in large blocks of shares known as "Creation Units." Prior to the start of trading on every business day, the Fund publishes through the National Securities Clearing Corporation ("NSCC")
the "basket" of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund's shares. An Authorized Participant that wishes to effectuate a creation of the Fund's shares deposits with the Fund the
"basket" of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund's shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund's shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized
Participant redeems a Creation Unit of the Fund's shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in the Fund's shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of the Fund's shares at or close to the NAV per share of the Fund.


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                                OCTOBER 31, 2021

The Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation
Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.

The Fund also imposes fees in connection with the redemption of Creation Units.
These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an
Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by the Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.

                              7. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule
12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the
Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are
Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before March 31, 2023.

                               8. INDEMNIFICATION

The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              9. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there was the following subsequent event:

On November 18, 2021, First Trust Limited Duration Investment Grade Corporate
ETF, an additional series of the Trust, began trading under the symbol "FSIG" on
NYSE Arca, Inc.

                                                                         Page 31


--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND THE BOARD OF TRUSTEES OF FIRST TRUST EXCHANGE-TRADED
FUND IV:

OPINION ON THE FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS

We have audited the accompanying statement of assets and liabilities of First
Trust Senior Loan Fund (the "Fund"), a series of the First Trust Exchange-Traded
Fund IV, including the portfolio of investments, as of October 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

BASIS FOR OPINION

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight
Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian, agent banks and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Chicago, Illinois
December 23, 2021

We have served as the auditor of one or more First Trust investment companies since 2001.

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                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                          OCTOBER 31, 2021 (UNAUDITED)

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website at www.ftportfolios.com; and (3) on the Securities and
Exchange Commission's ("SEC") website at www.sec.gov.

                               PORTFOLIO HOLDINGS

The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT.
Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC's website at www.sec.gov. The Fund's complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund's Forms N-PORT and Forms N-CSR are available on the SEC's website listed above.

                            FEDERAL TAX INFORMATION

Distributions paid to the foreign shareholders during the Fund's fiscal year ended October 31, 2021 that were properly designated by the Fund as
"interest-related dividends" or "short-term capital gain dividends," may not be subject to federal income tax provided that the income was earned directly by such foreign shareholders.

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the fiscal year ended October 31, 2021, none qualify for the corporate dividends received deduction available to corporate shareholders or as qualified dividend income.

                              RISK CONSIDERATIONS

RISKS ARE INHERENT IN ALL INVESTING. CERTAIN GENERAL RISKS THAT MAY BE
APPLICABLE TO A FUND ARE IDENTIFIED BELOW, BUT NOT ALL OF THE MATERIAL RISKS
RELEVANT TO EACH FUND ARE INCLUDED IN THIS REPORT AND NOT ALL OF THE RISKS BELOW
APPLY TO EACH FUND. THE MATERIAL RISKS OF INVESTING IN EACH FUND ARE SPELLED OUT
IN ITS PROSPECTUS, STATEMENT OF ADDITIONAL INFORMATION AND OTHER REGULATORY
FILINGS. BEFORE INVESTING, YOU SHOULD CONSIDER EACH FUND'S INVESTMENT OBJECTIVE,
RISKS, CHARGES AND EXPENSES, AND READ EACH FUND'S PROSPECTUS AND STATEMENT OF
ADDITIONAL INFORMATION CAREFULLY. YOU CAN DOWNLOAD EACH FUND'S PROSPECTUS AT
WWW.FTPORTFOLIOS.COM OR CONTACT FIRST TRUST PORTFOLIOS L.P. AT (800) 621-1675 TO
REQUEST A PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION ABOUT EACH FUND.

CONCENTRATION RISK. To the extent that a fund is able to invest a significant percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund's investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund's corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is more broadly diversified.

CREDIT RISK. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability to make such payments.

CYBER SECURITY RISK. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund's third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.

DEFINED OUTCOME FUNDS RISK. To the extent a fund's investment strategy is designed to deliver returns tied to the price performance of an underlying ETF, an investor may not realize the returns the fund seeks to achieve if that investor does not hold shares for the entire target outcome period. In the event an investor purchases shares after the first day of the target outcome period or sells shares prior to the end of the target outcome period, the buffer that the fund seeks to provide against a decline in the value of the underlying ETF may not be available, the enhanced returns that the fund seeks to provide (if any)
may not be available and the investor may not participate in a gain in the value of the underlying ETF up to the cap for the investor's investment period.
Additionally, the fund will not participate in gains of the underlying ETF above

                                                                         Page 33

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                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                          OCTOBER 31, 2021 (UNAUDITED)

the cap and a shareholder may lose their entire investment. If the fund seeks enhanced returns, there are certain time periods when the value of the fund may fall faster than the value of the underlying ETF, and it is very unlikely that, on any given day during which the underlying ETF share price increases in value, the fund's share price will increase at the same rate as the enhanced returns sought by the fund, which is designed for an entire target outcome period.
Trading flexible exchange options involves risks different from, or possibly greater than, the risks associated with investing directly in securities, such as less liquidity and correlation and valuation risks. A fund may experience substantial downside from specific flexible exchange option positions and certain positions may expire worthless.

DERIVATIVES RISK. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative.
These risks are heightened when a fund's portfolio managers use derivatives to enhance the fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.

EQUITY SECURITIES RISK. To the extent a fund invests in equity securities, the value of the fund's shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.

ETF RISK. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).
In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF's shares, or decisions by an
ETF's authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF's shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.

FIXED INCOME SECURITIES RISK. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund's fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund's fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or "junk" bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.

INDEX OR MODEL CONSTITUENT RISK. Certain funds may be a constituent of one or more indices or ETF models. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund's net asset value could be negatively impacted and the fund's market price may be significantly below its net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in a fund's shares.

INDEX PROVIDER RISK. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund's costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.

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                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                          OCTOBER 31, 2021 (UNAUDITED)

INVESTMENT COMPANIES RISK. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles.
Furthermore, the fund's investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.

LIBOR RISK. To the extent a fund invests in floating or variable rate obligations that use the London Interbank Offered Rate ("LIBOR") as a reference interest rate, it is subject to LIBOR Risk. The United Kingdom's Financial
Conduct Authority, which regulates LIBOR, will cease making LIBOR available as a reference rate over a phase-out period that will begin immediately after
December 31, 2021. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades.
Any potential effects of the transition away from LIBOR on the fund or on certain instruments in which the fund invests can be difficult to ascertain, and they may vary depending on a variety of factors, and they could result in losses to the fund.

MANAGEMENT RISK. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund's investment portfolio, the fund's portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.

MARKET RISK. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. The outbreak of the respiratory disease designated as COVID-19 in
December 2019 has caused significant volatility and declines in global financial markets, which have caused losses for investors. While the development of vaccines has slowed the spread of the virus and allowed for the resumption of
"reasonably" normal business activity in the United States, many countries continue to impose lockdown measures in an attempt to slow the spread.
Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease.

NON-U.S. SECURITIES RISK. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities;
capital controls; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; the imposition of sanctions by foreign governments; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in
non-U.S. securities may involve higher costs than investments in U.S.
securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.

OPERATIONAL RISK. Each fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of a fund's service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Each fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect a fund's ability to meet its investment objective. Although the funds and the funds' investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

PASSIVE INVESTMENT RISK. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.

              NOT FDIC INSURED   NOT BANK GUARANTEED   MAY LOSE VALUE

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                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                          OCTOBER 31, 2021 (UNAUDITED)

                               ADVISORY AGREEMENT

BOARD CONSIDERATIONS REGARDING APPROVAL OF CONTINUATION OF INVESTMENT MANAGEMENT
AGREEMENT

The Board of Trustees of First Trust Exchange-Traded Fund IV (the "Trust"),
including the Independent Trustees, unanimously approved the continuation of the
Investment Management Agreement (the "Agreement") with First Trust Advisors L.P.
(the "Advisor") on behalf of the First Trust Senior Loan Fund (the "Fund"). The
Board approved the continuation of the Agreement for a one-year period ending
June 30, 2022 at a meeting held on June 6-7, 2021. The Board determined that the continuation of the Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.

To reach this determination, the Board considered its duties under the
Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 26, 2021 and June 6-7, 2021, the
Board, including the Independent Trustees, reviewed materials provided by the
Advisor responding to requests for information from counsel to the Independent
Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate payable by the Fund as compared to fees charged to a peer group of funds (the "Expense Group") and a broad peer universe of funds (the "Expense
Universe"), each assembled by Broadridge Financial Solutions, Inc.
("Broadridge"), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds ("ETFs") managed by the Advisor; the expense ratio of the Fund as compared to expense ratios of the funds in the Fund's Expense Group and Expense Universe; performance information for the Fund, including comparisons of the Fund's performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the "Performance
Universe"), each assembled by Broadridge; the nature of expenses incurred in providing services to the Fund and the potential for the Advisor to realize economies of scale, if any; profitability and other financial data for the
Advisor; any fall-out benefits to the Advisor and its affiliate, First Trust
Portfolios L.P. ("FTP"); and information on the Advisor's compliance program.
The Board reviewed initial materials with the Advisor at the meeting held on
April 26, 2021, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor. Following the
April meeting, counsel to the Independent Trustees, on behalf of the Independent
Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 6-7, 2021 meeting, as well as at the June meeting. The
Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor continues to be a reasonable business arrangement from the Fund's perspective. The Board determined that, given the totality of the information provided with respect to the Agreement, the Board had received sufficient information to renew the Agreement. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the
Advisor manages the Fund and knowing the Fund's unitary fee.

In reviewing the Agreement, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Trust and the Fund and reviewed all of the services provided by the Advisor to the Fund, as well as the background and experience of the persons responsible for such services. The Board noted that the Fund is an actively-managed ETF and noted that the Advisor's Leveraged Finance Investment
Team is responsible for the day-to-day management of the Fund's investments. The
Board considered the background and experience of the members of the Leveraged
Finance Investment Team. The Board considered the Advisor's statement that it applies the same oversight model internally with its Leveraged Finance
Investment Team as it uses for overseeing external sub-advisors, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the
Advisor and considered that it includes a robust program for monitoring the
Advisor's and the Fund's compliance with the 1940 Act, as well as the Fund's compliance with its investment objectives, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund. Finally, as part of the Board's consideration of the Advisor's services, the Advisor, in its written materials and at the April 26, 2021 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Fund and the other funds in the
First Trust Fund Complex. In addition to the written materials provided by the
Advisor, at the April 26, 2021 meeting, the Board also received a presentation from representatives of the Advisor's Leveraged Finance Investment Team
discussing the services that the Team provides to the Fund, including the Team's day-to-day management of the Fund's investments. In light of the information

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                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                          OCTOBER 31, 2021 (UNAUDITED)

presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and the Fund by the
Advisor under the Agreement have been and are expected to remain satisfactory and that the Advisor has managed the Fund consistent with its investment objectives, policies and restrictions.

The Board considered the unitary fee rate payable by the Fund under the
Agreement for the services provided. The Board considered that as part of the unitary fee the Advisor is responsible for the Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the
Agreement and interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any.
The Board received and reviewed information showing the advisory or unitary fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor to other fund (including
ETFs) and non-fund clients, as applicable. Because the Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the unitary fee rate for the Fund was above the median total (net) expense ratio of the peer funds in the Expense Group. With respect to the Expense Group, the Board, at the
April 26, 2021 meeting, discussed with the Advisor limitations in creating peer groups for actively-managed ETFs, including that the Expense Group contained both actively-managed ETFs and open-end mutual funds, and different business models that may affect the pricing of services among ETF sponsors. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Fund and other non-ETF clients that limited their comparability. In considering the unitary fee rate overall, the Board also considered the Advisor's statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor's demonstrated long-term commitment to the Fund and the other funds in the First Trust Fund
Complex.

The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund's performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund's performance. The Board received and reviewed information comparing the Fund's performance for periods ended December 31, 2020 to the performance of the funds in the Performance Universe and to that of a benchmark index. Based on the information provided, the Board noted that the
Fund outperformed the Performance Universe median for the one-, three- and five-year periods ended December 31, 2020. The Board also noted that the Fund underperformed the benchmark index for the one , three- and five-year periods ended December 31, 2020. The Board noted the Leveraged Finance Investment Team's discussion of the Fund's performance at the April 26, 2021 meeting.

On the basis of all the information provided on the unitary fee and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for the Fund continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to the
Fund under the Agreement.

The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund and noted the Advisor's statement that it believes its expenses will likely increase during the next twelve months as the Advisor continues to hire personnel and build infrastructure, including technology, to improve the services to the Fund. The Board noted that any reduction in fixed costs associated with the management of the Fund would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for the
Fund. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the
Fund for the twelve months ended December 31, 2020 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor's profitability level for the Fund was not unreasonable. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Fund. The Board considered that the Advisor had identified as a fall-out benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in connection with the Fund. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.

Based on all of the information considered and the conclusions reached, the
Board, including the Independent Trustees, unanimously determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

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                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                          OCTOBER 31, 2021 (UNAUDITED)

                                  REMUNERATION

First Trust Advisors L.P. ("First Trust") is authorised and regulated by the
U.S. Securities and Exchange Commission and is entitled to market shares of certain funds it manages, including First Trust Senior Loan Fund (the "Fund"), in certain member states in the European Economic Area in accordance with the cooperation arrangements in Article 42 of the Alternative Investment Fund
Managers Directive (the "Directive"). First Trust is required under the
Directive to make disclosures in respect of remuneration. The following disclosures are made in line with First Trust's interpretation of currently available regulatory guidance on remuneration disclosures.

During the year ended December 31, 2020, the amount of remuneration paid (or to be paid) by First Trust in respect of the Fund is $4,973,649. This figure is comprised of $597,084 paid (or to be paid) in fixed compensation and $4,376,565 paid (or to be paid) in variable compensation. There were a total of 31 beneficiaries of the remuneration described above. Those amounts include
$382,281 paid (or to be paid) to senior management of First Trust and $4,591,368 paid (or to be paid) to other employees whose professional activities have a material impact on the risk profiles of First Trust or the Fund (collectively,
"Code Staff").

Code Staff included in the aggregated figures disclosed above are rewarded in line with First Trust's remuneration policy (the "Remuneration Policy") which is determined and implemented by First Trust's senior management. The Remuneration
Policy reflects First Trust's ethos of good governance and encapsulates the following principal objectives:

      i.    to provide a clear link between remuneration and performance of
            First Trust and to avoid rewarding for failure;

      ii.   to promote sound and effective risk management consistent with the risk profiles of the funds managed by First Trust; and

      iii.  to remunerate staff in line with the business strategy, objectives, values and interests of First Trust and the funds managed by First
            Trust in a manner that avoids conflicts of interest.

First Trust assesses various risk factors which it is exposed to when considering and implementing remuneration for Code Staff and considers whether any potential award to such person(s) would give rise to a conflict of interest.
First Trust does not reward failure, or consider the taking of risk or failure to take risk in its remuneration of Code Staff.

First Trust assesses performance for the purposes of determining payments in respect of performance-related remuneration of Code Staff by reference to a broad range of measures including (i) individual performance (using financial and non-financial criteria), and (ii) the overall performance of First Trust.
Remuneration is not based upon the performance of the Fund.

The elements of remuneration are balanced between fixed and variable and the senior management sets fixed salaries at a level sufficient to ensure that variable remuneration incentivises and rewards strong individual performance but does not encourage excessive risk taking.

No individual is involved in setting his or her own remuneration.

                               BOARD OF TRUSTEES

Effective November 1, 2021, Denise M. Keefe was appointed as a Trustee of the
Trust. Ms. Keefe is Executive Vice President of Advocate Aurora Health and
President of Advocate Aurora Continuing Health Division (together, "Advocate"), one of the largest integrated healthcare systems in the U.S. serving Illinois and Wisconsin. Ms. Keefe has been employed by Advocate since 1993 and is responsible for the Continuing Health Division's strategic direction, fiscal management, business development, revenue enhancement, operational efficiencies, and human resource management of 4,000 employees. Ms. Keefe also currently serves on the boards of several organizations within the Advocate Aurora
Continuing Health Division and other health care organizations, including RML
Long Term Acute Care Hospitals (since 2014) and Senior Helpers (since 2021).
Prior thereto, Ms. Keefe was Corporate Vice President, Marketing and Business
Development for the Visiting Nurse Association of Chicago (1989 - 1992) and a
former Board Member of Sherman West Court Skilled Nursing Facility.


--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                          OCTOBER 31, 2021 (UNAUDITED)

The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite
400, Wheaton, IL 60187.

The Trust's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.


                                                                                                  NUMBER OF             OTHER
                                                                                                PORTFOLIOS IN      TRUSTEESHIPS OR
                                                                                               THE FIRST TRUST      DIRECTORSHIPS
           NAME,               TERM OF OFFICE AND                                               FUND COMPLEX       HELD BY TRUSTEE
     YEAR OF BIRTH AND         YEAR FIRST ELECTED            PRINCIPAL OCCUPATIONS               OVERSEEN BY         DURING PAST
  POSITION WITH THE TRUST         OR APPOINTED                DURING PAST 5 YEARS                  TRUSTEE             5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee   o Indefinite Term    Physician, Officer, Wheaton Orthopedics;         215         None
(1951)                                              Limited Partner, Gundersen Real Estate
                               o Since Inception    Limited Partnership (June 1992 to
                                                    December 2016)

Thomas R. Kadlec, Trustee      o Indefinite Term    President, ADM Investors Services, Inc.          215         Director of ADM
(1957)                                              (Futures Commission Merchant)                                Investor Services,
                               o Since Inception                                                                 Inc., ADM
                                                                                                                 Investor Services
                                                                                                                 International,
                                                                                                                 Futures Industry
                                                                                                                 Association, and
                                                                                                                 National Futures
                                                                                                                 Association

Robert F. Keith, Trustee       o Indefinite Term    President, Hibs Enterprises (Financial           215         Director of Trust
(1956)                                              and Management Consulting)                                   Company of
                               o Since Inception                                                                 Illinois

Niel B. Nielson, Trustee       o Indefinite Term    Senior Advisor (August 2018 to Present),         215         None
(1954)                                              Managing Director and Chief Operating
                               o Since Inception    Officer (January 2015 to August 2018),
                                                    Pelita Harapan Educational Foundation
                                                    (Educational Products and Services)

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(1), Trustee,    o Indefinite Term    Chief Executive Officer, First Trust             215         None
Chairman of the Board                               Advisors L.P. and First Trust (1955)
                               o Since Inception    Portfolios L.P.; Chairman of the Board
                                                    of Directors, BondWave LLC (Software
                                                    Development Company) and Stonebridge
                                                    Advisors LLC (Investment Advisor)


-----------------------------

(1)   Mr. Bowen is deemed an "interested person" of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P.,
      investment advisor of the Trust.

                                                                         Page 39


--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                          OCTOBER 31, 2021 (UNAUDITED)


     NAME AND             POSITION AND OFFICES        TERM OF OFFICE AND                     PRINCIPAL OCCUPATIONS
   YEAR OF BIRTH               WITH TRUST             LENGTH OF SERVICE                       DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                  OFFICERS(2)
------------------------------------------------------------------------------------------------------------------------------------
James M. Dykas        President and Chief            o Indefinite Term      Managing Director and Chief Financial Officer
(1966)                Executive Officer                                     (January 2016 to Present), Controller (January 2011
                                                     o Since January 2016   to January 2016), Senior Vice President (April 2007
                                                                            to January 2016), First Trust Advisors L.P. and First
                                                                            Trust Portfolios L.P.; Chief Financial Officer
                                                                            (January 2016 to Present), BondWave LLC
                                                                            (Software Development Company) and Stonebridge
                                                                            Advisors LLC (Investment Advisor)

Donald P. Swade       Treasurer, Chief Financial     o Indefinite Term      Senior Vice President (July 2016 to Present), Vice
(1972)                Officer and Chief Accounting                          President (April 2012 to July 2016), First Trust
                      Officer                        o Since January 2016   Advisors L.P. and First Trust Portfolios L.P.

W. Scott Jardine      Secretary and Chief            o Indefinite Term      General Counsel, First Trust Advisors L.P. and First
(1960)                Legal Officer                                         Trust Portfolios L.P.; Secretary and General
                                                     o Since Inception      Counsel, BondWave LLC; Secretary, Stonebridge
                                                                            Advisors LLC

Daniel J. Lindquist   Vice President                 o Indefinite Term      Managing Director, First Trust Advisors L.P. and
(1970)                                                                      First Trust Portfolios L.P.
                                                     o Since Inception

Kristi A. Maher       Chief Compliance Officer       o Indefinite Term      Deputy General Counsel, First Trust Advisors L.P.
(1966)                and Assistant Secretary                               and First Trust Portfolios L.P.
                                                     o Since Inception

Roger F. Testin       Vice President                 o Indefinite Term      Senior Vice President, First Trust Advisors L.P. and
(1966)                                                                      First Trust Portfolios L.P.
                                                     o Since Inception

Stan Ueland           Vice President                 o Indefinite Term      Senior Vice President, First Trust Advisors L.P. and
(1970)                                                                      First Trust Portfolios L.P.
                                                     o Since Inception


-----------------------------

(2)   The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.


--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                          OCTOBER 31, 2021 (UNAUDITED)

                                 PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o     Information we receive from you and your broker-dealer, investment professional or financial representative through interviews, applications, agreements or other forms;

      o     Information about your transactions with us, our affiliates or others;

      o     Information we receive from your inquiries by mail, e-mail or telephone; and

      o     Information we collect on our website through the use of "cookies".
            For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o     In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o     We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

USE OF WEBSITE ANALYTICS

We currently use third party analytics tools, Google Analytics and AddThis to gather information for purposes of improving First Trust's website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust's website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually.
We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at
1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust
Advisors).

March 2021

                                                                         Page 41

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

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

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

FIRST TRUST

First Trust Exchange-Traded Fund IV

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187

ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603


[BLANK BACK COVER]


FIRST TRUST

First Trust Exchange-Traded Fund IV

--------------------------------------------------------------------------------

First Trust Tactical High
Yield ETF (HYLS)

Annual Report
For the Year Ended
October 31, 2021


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                                 ANNUAL REPORT
                                OCTOBER 31, 2021

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First
Trust" or the "Advisor") and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate,"
"estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund IV (the "Trust") described in this report (First Trust Tactical High Yield ETF; hereinafter referred to as the
"Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objectives. The
Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund's shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in the Fund. See "Risk Considerations" in the Additional
Information section of this report for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit
www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on the Fund's webpage at www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary from the portfolio management team of the
Fund, you may obtain an understanding of how the market environment affected the
Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of a relevant market benchmark.

It is important to keep in mind that the opinions expressed by personnel of the
Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the
Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.


--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                OCTOBER 31, 2021

Dear Shareholders:

First Trust is pleased to provide you with the annual report for the First Trust
Tactical High Yield ETF (the "Fund"), which contains detailed information about the Fund for the twelve months ended October 31, 2021.

Inflation has arrived, and its entrance was grand, to say the least. The
Consumer Price Index came in at 6.2% year-over-year in October 2021, according to data from the U.S. Bureau of Labor Statistics. The last time it topped the
6.0% mark was in December 1990 (6.1%), over 30 years ago. As is often the case with major shifts in the economy and markets, there is debate over what is truly behind them. For many months, as inflation was trending higher, Federal Reserve
(the "Fed") Chairman Jerome Powell held the view that the rising inflationary pressures largely stemmed from global supply chain bottlenecks induced by the coronavirus ("COVID-19") pandemic. Perhaps the best example of this is the unprecedented backlog of container ships that have dropped anchor outside the
California ports of Los Angeles and Long Beach. Together, these ports service
40% of all the container ships bound for the U.S. In normal times, no ships are anchored waiting to unload their goods. Shortages of trucks and drivers have also contributed to the slowdown at the ports.

The takeaway is that goods are not being delivered to warehouses and store shelves in a timely fashion and that is helping to drive prices higher for consumers. Simply put, inflation is the byproduct of too much money chasing too few goods. We'll return to this axiom shortly. Chairman Powell originally believed the bottlenecks would be remedied relatively quickly as the global economy reopened and people went back to work. That, in turn, would allow inflationary pressures to dissipate, which has not happened. Around the end of
October, Chairman Powell finally acknowledged that inflation will likely remain elevated through mid-2022. This realization is what motivated the Fed to announce that it would begin to taper its monthly bond buying program
(quantitative easing) starting in November 2021. It has been purchasing roughly
$80 billion of Treasuries and $40 billion of mortgage-backed securities in the open market every month since June 2020. The Fed will shave $15 billion off that combined total every month until the buying has ceased, which should be around mid-2022. If all goes to plan, the next stage in the evolution of the Fed's monetary policy would involve initiating interest rate hikes.

While the supply chain bottlenecks have clearly played a role in the spike in inflation by limiting the amount of goods available to consume, the biggest contributing factor is likely the surge in the U.S. money supply, according to
Brian Wesbury, Chief Economist at First Trust. M2 is a measure of the money supply that includes cash, checking deposits and liquid assets easily convertible to cash. The M2 measure of money has exploded by 36% since February
2020, well above the 6% pre-COVID-19 annualized norm. The trillions of dollars of stimulus distributed by the U.S. government to help backstop the economy during the pandemic has contributed to higher inflation. On Wednesday, November
10, 2021, President Joe Biden admitted that his $1.9 trillion COVID-19 stimulus package has done just that. Remember, too much money chasing too few goods leads to inflation. Keep in mind, President Biden has recently successfully navigated a $1.2 trillion bipartisan infrastructure bill through Congress and has another roughly $1.75 trillion Build Back Better Act (social spending) piece of legislation pending. That means there is at least another $1.2 trillion dollars flowing into the economy over the next few years, and maybe more.

Data from FactSet indicates that the number of S&P 500(R) Index companies mentioning inflation on their 2021 third quarter earnings call hit a 10-year high, according to Business Insider. To date, 285 of the 461 companies that have reported their results have cited concerns over rising inflation. The Materials,
Consumer Staples and Energy sectors had the highest percentage of companies mentioned on these earnings calls at 90%, 88% and 86%, respectively. Suffice it to say, investors should add inflation to the list of criteria to assist them in positioning their portfolios moving forward.

Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Fund again in six months.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

                                                                          Page 1


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

The primary investment objective of the First Trust Tactical High Yield ETF (the
"Fund") is to provide current income. The Fund's secondary investment objective is to provide capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets (including investment borrowings) in high yield debt securities that are rated below investment grade at the time of purchase or unrated securities deemed by the Fund's advisor to be of comparable quality. Below investment grade securities are those that, at the time of purchase, are rated lower than "BBB-" by Standard & Poor's Ratings Group, a division of the McGraw Hill Companies, Inc., or lower than "Baa3" by Moody's
Investors Service, Inc., or comparably rated by another nationally recognized statistical rating organization. High yield debt securities that are rated below investment grade are commonly referred to as "junk" debt. Such securities may include U.S. and non-U.S. corporate debt obligations, bank loans and convertible bonds. For purposes of determining whether a security is below investment grade, the lowest available rating will be considered. The Fund may invest in non-income producing securities including Distressed Securities (defined below)
and common stocks. Companies whose financial condition is troubled or uncertain and that may be involved in bankruptcy proceedings, reorganizations or financial restructurings are referred to herein as "Distressed Securities." The Fund invests no more than 15% of its net assets in Distressed Securities, as determined at the time of investment. The Fund may, under normal market conditions, invest up to 40% of its net assets (including investment borrowings)
in bank loans; however the Fund invests no more than 15% of its net assets
(including investment borrowings) in loans other than first lien senior secured floating rate bank loans. The Fund may invest in listed and over-the-counter derivatives to the extent permitted by the listing rules of the Nasdaq Stock
Market LLC. The Fund may not be appropriate for all investors.


------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                                     AVERAGE ANNUAL                          CUMULATIVE
                                                                      TOTAL RETURNS                         TOTAL RETURNS
                                            1 Year Ended   5 Years Ended   Inception (2/25/13)   5 Years Ended   Inception (2/25/13)
                                              10/31/21       10/31/21          to 10/31/21         10/31/21          to 10/31/21
FUND PERFORMANCE
NAV                                             7.25%          5.26%              5.12%             29.23%             54.21%
Market Price                                    7.18%          5.32%              5.14%             29.58%             54.45%

INDEX PERFORMANCE
ICE BofA US High Yield
   Constrained Index                           10.74%          6.23%              5.69%             35.27%             61.64%
------------------------------------------------------------------------------------------------------------------------------------


Total returns for the period since inception are calculated from the inception date of the Fund. "Average Annual Total Returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative Total
Returns" represent the total change in value of an investment over the periods indicated.

The Fund's per share net asset value ("NAV") is the value of one share of the
Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint of the national best bid and offer price ("NBBO") as of the time that the Fund's NAV is calculated. Under SEC rules, the NBBO consists of the highest displayed buy and lowest sell prices among the various exchanges trading the Fund at the time the Fund's NAV is calculated. Prior to January 1,
2019, the price used was the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund were listed for trading as of the time that the Fund's NAV was calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in the Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the index. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of the shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future performance.


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

-----------------------------------------------------------
                                       % OF TOTAL LONG-TERM
INDUSTRY CLASSIFICATION                   INVESTMENTS(1)
-----------------------------------------------------------
Health Care Providers & Services               15.4%
Software                                       13.8
Media                                          11.2
Pharmaceuticals                                10.6
Hotels, Restaurants & Leisure                   7.7
Insurance                                       7.1
Diversified Telecommunication Services          4.3
Health Care Technology                          3.8
Specialty Retail                                2.5
Commercial Services & Supplies                  2.0
Entertainment                                   1.9
Containers & Packaging                          1.8
Diversified Consumer Services                   1.8
Electric Utilities                              1.6
Building Products                               1.2
Automobiles                                     1.2
Professional Services                           1.1
Communications Equipment                        1.0
Technology Hardware, Storage &
   Peripherals                                  1.0
Aerospace & Defense                             0.9
Machinery                                       0.8
Real Estate Management & Development            0.8
IT Services                                     0.7
Food & Staples Retailing                        0.6
Food Products                                   0.6
Construction & Engineering                      0.5
Auto Components                                 0.5
Independent Power and Renewable
   Electricity Producers                        0.5
Electronic Equipment, Instruments &
   Components                                   0.4
Diversified Financial Services                  0.3
Construction Materials                          0.3
Internet & Direct Marketing Retail              0.3
Life Sciences Tools & Services                  0.2
Airlines                                        0.2
Health Care Equipment & Supplies                0.2
Trading Companies & Distributors                0.2
Semiconductors & Semiconductor
   Equipment                                    0.2
Industrial Conglomerates                        0.1
Consumer Finance                                0.1
Metals & Mining                                 0.1
Road & Rail                                     0.1
Chemicals                                       0.1
Wireless Telecommunication Services             0.1
Household Products                              0.1
Interactive Media & Services                    0.1
Electrical Equipment                            0.0*
Oil, Gas & Consumable Fuels                     0.0*
Personal Products                               0.0*
Capital Markets                                 0.0*
                                             --------
     Total                                    100.0%
                                             ========
*  Amount is less than 0.1%.

-----------------------------------------------------------
                                       % OF TOTAL LONG-TERM
ASSET CLASSIFICATION                      INVESTMENTS(1)
-----------------------------------------------------------
Corporate Bonds                                57.1%
Senior Floating-Rate Loan Interests            33.6
Foreign Corporate Bonds                         9.2
Common Stock                                    0.1
Warrants                                        0.0*
Rights                                          0.0*
                                             --------
     Total                                    100.0%
                                             ========

-----------------------------------------------------------
                                        % OF SENIOR LOANS
                                            AND OTHER
CREDIT QUALITY (S&P RATINGS)(2)         DEBT SECURITIES(1)
-----------------------------------------------------------
BBB                                             1.0%
BBB-                                            0.5
BB+                                             2.7
BB                                              6.9
BB-                                             5.1
B+                                             15.7
B                                              27.5
B-                                             16.7
CCC+                                           16.7
CCC                                             3.2
CCC-                                            1.1
CC                                              0.2
D                                               2.3
NR                                              0.4
                                             --------
     Total                                    100.0%
                                             ========

-----------------------------------------------------------
                                       % OF TOTAL LONG-TERM
TOP 10 ISSUERS                            INVESTMENTS(1)
-----------------------------------------------------------
Bausch Health Cos., Inc. (Valeant)              2.8%
Alliant Holdings I LLC                          2.5
Internet Brands, Inc. (Web MD/MH Sub I.
   LLC)                                         2.4
Mallinckrodt International Finance S.A.         2.3
Golden Nugget, Inc.                             2.2
HUB International Ltd.                          2.2
Endo LLC                                        2.1
Verscend Technologies, Inc. (Cotiviti)          2.0
Cablevision (CSC Holdings, LLC)                 1.9
athenahealth, Inc. (VVC Holding Corp.)          1.7
                                             --------
     Total                                     22.1%
                                             ========

(1)   Percentages are based on the long positions only. Money market funds and short positions are excluded.

(2)   The ratings are by Standard & Poor's Rating Group, a division of the
      McGraw-Hill Companies, Inc. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations except for those debt obligations that are only privately rated. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest).
      Investment grade is defined as those issuers that have a long-term credit rating of BBB- or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.

                                                                          Page 3


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)


              PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                 FEBRUARY 25, 2013 - OCTOBER 31, 2021

            First Trust Tactical     ICE BofA US High Yield
               High Yield ETF          Constrained Index
2/25/13           $10,000                   $10,000
4/30/13            10,403                    10,308
10/31/13           10,676                    10,458
4/30/14            11,167                    10,956
10/31/14           11,285                    11,070
4/30/15            11,493                    11,238
10/31/15           11,376                    10,845
4/30/16            11,519                    11,089
10/31/16           11,933                    11,950
4/30/17            12,431                    12,602
10/31/17           12,744                    13,042
4/30/18            12,748                    13,012
10/31/18           12,948                    13,155
4/30/19            13,650                    13,885
10/31/19           13,970                    14,250
4/30/20            13,284                    13,153
10/31/20           14,378                    14,597
4/30/21            15,267                    15,784
10/31/21           15,421                    16,164


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.


--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                                 ANNUAL REPORT
                          OCTOBER 31, 2021 (UNAUDITED)

                                    ADVISOR

The First Trust Advisors L.P. ("First Trust") Leveraged Finance Investment Team
is comprised of 17 experienced investment professionals specializing in below investment grade securities. The team is comprised of portfolio management, research, trading and operations personnel. As of October 31, 2021, the First
Trust Leveraged Finance Investment Team managed or supervised approximately
$7.21 billion in senior secured bank loans and high-yield bonds. These assets are managed across various strategies, including three closed-end funds, an open-end fund, three exchange-traded funds, and a series of unit investment trusts on behalf of retail and institutional clients.

                           PORTFOLIO MANAGEMENT TEAM

WILLIAM HOUSEY, CFA - MANAGING DIRECTOR OF FIXED INCOME AND SENIOR PORTFOLIO
   MANAGER
JEFFREY SCOTT, CFA - SENIOR VICE PRESIDENT, DEPUTY CREDIT OFFICER AND
   PORTFOLIO MANAGER

                                   COMMENTARY

The First Trust Tactical High Yield ETF (the "Fund") is an actively managed exchange-traded fund ("ETF"). The Fund's primary investment objective is to provide current income, with a secondary objective of capital appreciation.

MARKET RECAP

As we ended 2020, the coronavirus ("COVID-19") vaccine rollout was underway, and a $900 billion stimulus package was signed into law supporting equity markets into year-end. At the beginning of 2021, investor optimism around stronger economic growth expectations, an additional $2 trillion of federal stimulus, a strong uptake in the vaccination rate, and higher inflation expectations resulted in a significant move higher in interest rates. The 10-Year U.S.
Treasury yield increased 83 basis points ("bps") during the first quarter of
2021 to a peak of 1.74% on March 31, 2021, after which rates temporally consolidated before finishing the 12-month period ended October 31, 2021 at
1.55%. In October 2021, despite significantly higher inflation given strong global demand, supply chain bottlenecks and labor shortages, the Federal Reserve
(the "Fed") has maintained its quantitative easing program and has kept the target range for the Federal Funds rate at 0.00 - 0.25%. U.S. Equities reached all-time highs in October 2021 as strong earnings outweighed concerns over higher inflation. The S&P 500(R) Index returned 42.91% during the last twelve-month ("LTM") period ended October 31, 2021.

High-Yield Bond Market

High-yield bond spreads over U.S. Treasuries decreased 217 bps during the
12-month period ended October 31, 2021, to T+317 bps. The current spread is 240 bps below the high-yield bond market's long-term average spread over U.S.
Treasuries of T+557 bps (December 1997 - October 2021). High-yield bond funds reported their third consecutive monthly inflow in October 2021, the fifth inflow in the LTM period. High-yield bond outflows totaled $6.8 billion during the LTM period.

During the LTM period, lower quality CCC rated high-yield bonds returned 22.86%, outperforming single-B rated bonds' return of 9.40% and BB rated bonds' return of 8.56%. The average price of high-yield bonds in the market increased from
$99.29 in the beginning of the period to $103.67 at the end of the period.

Senior Loan Market

Senior loan spreads over the 3-month London Interbank Offered Rate ("LIBOR")
decreased 169 bps during the 12-month period ended October 31, 2021, to L+416 bps. The current spread is 99 bps below the senior loan market's long-term average spread of L+515 bps (December 1997 - October 2021). Retail senior loan funds experienced their 11th consecutive monthly inflow in October 2021, and inflows for loan funds totaled $38.1 billion over the LTM period. We believe the strong demand for senior loans was driven by rising U.S. Treasury rates and an increasing possibility of interest rate hikes late next year.

During the LTM period, lower quality CCC rated senior loans returned 21.83%, outperforming single-B rated senior loans' return of 8.33% and BB rated senior loans' return of 5.52%. The average price of senior loans in the market increased from $93.17 in the beginning of the period to $98.55 at the end of the period.

                                                                          Page 5


--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                                 ANNUAL REPORT
                          OCTOBER 31, 2021 (UNAUDITED)

Default Rates

During the 12-month period ended October 31, 2021, default rates decreased within the high-yield bond and senior loan markets, as measured by the JP Morgan
High-Yield Bond Universe and the S&P/LSTA Leveraged Loan Index, respectively.
The LTM default rate within the high-yield bond market declined from a peak of
6.34% at the beginning of the period, to 0.36% at end of the period. The senior loan market LTM default rate ended the period at 0.20% compared to the 4.11%
rate at the beginning of the period. The default rates in both the high-yield bond market and the senior loan market are below the long-term average default rates of 3.18% and 2.86%, respectively.

FUND PERFORMANCE

The Fund returned 7.25% on a net asset value ("NAV") basis and 7.18% on a market price basis over the LTM period ended October 31, 2021. The ICE BofA US High
Yield Constrained Index ("the Index") returned 10.74% over the same time period.

The Fund held 451 individual positions diversified across 49 industries at the end of the reporting period. Health Care Providers & Services (15.45%), Software
(13.79%), and Media (11.14%) were the Fund's largest three industry exposures at the end of the period. By comparison, the Fund held 410 individual positions across 49 industries on October 31, 2020. The Fund's duration as of October 31,
2021 was 2.41 years. The Fund strategically deployed leverage over the LTM period, which was a tailwind to performance as risk asset prices generated positive returns during the period. The Fund's long position totaled 111.53% as of October 31, 2021.

During the LTM period, the Fund benefitted from strong security selection within the leisure industry. Within the leisure industry, the Fund benefitted from its overweight position in movie theaters as positive vaccine news drove a strong recovery in prices during the LTM period. An additional tailwind to performance was the Fund's underweight position in the telecommunications industry, which underperformed the overall benchmark return during the LTM period. The Fund had a 3.61% weight to telecommunications, compared to the benchmark weight of 7.28%.

The primary detractor was the Fund's de minimis exposure to the energy industry, which was the best performing industry during the LTM period as crude oil prices increased 133.50% to $83.57. Energy comprised 13.50% of the benchmark and only
0.04% of the Fund on average over the period. An additional headwind to performance was the Fund's overweight allocation to the healthcare industry.
Healthcare posted a positive return during the LTM period that lagged the return for the overall benchmark. The Fund had a 27.83% average weight to healthcare, compared to the benchmark weight of 8.95%. The Fund's allocation to senior loans was also a headwind as senior loans underperformed high-yield bonds during the
LTM period.

The Fund's most recent monthly distribution of $0.200 per share is $0.004 per share lower than the monthly distribution paid in October 2020. At the end of the period, the effective yield based on the distributions for the trailing twelve months was 5.51% based on NAV and 5.50% based on market price.

The Fund experienced zero defaults during the LTM period. This is compared to 8 defaults within the JP Morgan High-Yield Bond Universe during the LTM period.
Since inception, the Fund has experienced nine defaults, which compares to 244 within the JP Morgan High-Yield Bond Universe during the same period. The JP
Morgan High-Yield Bond Universe LTM default rate was 0.36%.

MARKET AND FUND OUTLOOK

We believe that continued economic growth and persistently high inflation are likely to result in higher interest rates across the U.S. Treasury yield curve.
As such, we expect long-duration fixed income asset class returns to be pressured as rates increase. We believe senior loans, given their senior secured position in the capital structure, floating rate coupon and strong fundamental tailwinds, as evidenced by the low corporate default rate, continue to offer an attractive solution to generate income and avoid interest rate risk in this environment. As we evaluate existing and new investment opportunities in this environment, our decisions will continue to be rooted in our rigorous bottom-up credit analysis process and our focus will remain on identifying the opportunities that we believe offer the best risk and reward balance.


FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

UNDERSTANDING YOUR FUND EXPENSES
OCTOBER 31, 2021 (UNAUDITED)

As a shareholder of First Trust Tactical High Yield ETF (the "Fund"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other
Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2021.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month
Period" to estimate the expenses you paid on your account during this six-month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


------------------------------------------------------------------------------------------------------------------------
                                                                                   ANNUALIZED
                                                                                  EXPENSE RATIO
                                             BEGINNING            ENDING          BASED ON THE         EXPENSES PAID
                                           ACCOUNT VALUE      ACCOUNT VALUE         SIX-MONTH            DURING THE
                                            MAY 1, 2021      OCTOBER 31, 2021        PERIOD         SIX-MONTH PERIOD (a)
------------------------------------------------------------------------------------------------------------------------
FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
Actual                                       $1,000.00          $1,010.10             1.03%                $5.22
Hypothetical (5% return before expenses)     $1,000.00          $1,020.01             1.03%                $5.24


(a)   Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (May 1, 2021 through October 31, 2021), multiplied by 184/365 (to reflect the six-month period).

                                                                          Page 7


FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2021


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
CORPORATE BONDS -- 63.6%

                  AEROSPACE & DEFENSE -- 0.7%
$        342,000  Booz Allen Hamilton, Inc. (a)...................................      3.88%        09/01/28    $       347,335
       7,802,000  Science Applications International Corp. (a)....................      4.88%        04/01/28          8,045,812
       1,333,000  Spirit AeroSystems, Inc. (a)....................................      5.50%        01/15/25          1,389,653
       3,000,000  Spirit AeroSystems, Inc. (a)....................................      7.50%        04/15/25          3,171,000
       1,500,000  TransDigm, Inc. (a).............................................      8.00%        12/15/25          1,597,500
       1,000,000  TransDigm, Inc. (a).............................................      6.25%        03/15/26          1,046,250
                                                                                                                 ---------------
                                                                                                                      15,597,550
                                                                                                                 ---------------
                  AGRICULTURAL PRODUCTS -- 0.0%
         500,000  Lamb Weston Holdings, Inc. (a)..................................      4.88%        05/15/28            537,180
                                                                                                                 ---------------
                  AIRLINES -- 0.3%
       5,469,000  Mileage Plus Holdings LLC / Mileage Plus Intellectual Property
                     Assets Ltd. (a)..............................................      6.50%        06/20/27          5,959,077
                                                                                                                 ---------------
                  ALTERNATIVE CARRIERS -- 0.4%
         777,000  Level 3 Financing, Inc..........................................      5.38%        05/01/25            796,231
       2,000,000  Level 3 Financing, Inc..........................................      5.25%        03/15/26          2,063,900
       3,000,000  Level 3 Financing, Inc. (a).....................................      4.63%        09/15/27          3,078,750
       2,000,000  Level 3 Financing, Inc. (a).....................................      4.25%        07/01/28          1,980,150
       2,000,000  Level 3 Financing, Inc. (a).....................................      3.63%        01/15/29          1,887,500
                                                                                                                 ---------------
                                                                                                                       9,806,531
                                                                                                                 ---------------
                  APPAREL RETAIL -- 0.5%
      10,080,000  Nordstrom, Inc. (b).............................................      4.00%        03/15/27         10,370,354
                                                                                                                 ---------------
                  APPLICATION SOFTWARE -- 1.0%
         440,000  Expedia Group, Inc. (a).........................................      6.25%        05/01/25            502,735
       6,486,000  Go Daddy Operating Co. LLC / GD Finance Co., Inc. (a)...........      5.25%        12/01/27          6,737,332
       4,411,000  LogMeIn, Inc. (a)...............................................      5.50%        09/01/27          4,420,440
       5,685,000  Open Text Holdings, Inc. (a)....................................      4.13%        02/15/30          5,786,479
       5,216,000  Ziff Davis, Inc. (a) (b)........................................      4.63%        10/15/30          5,470,280
                                                                                                                 ---------------
                                                                                                                      22,917,266
                                                                                                                 ---------------
                  AUTO PARTS & EQUIPMENT -- 0.2%
       2,145,000  Dornoch Debt Merger Sub, Inc. (a)...............................      6.63%        10/15/29          2,118,188
       2,000,000  Real Hero Merger Sub 2, Inc. (a)................................      6.25%        02/01/29          2,057,500
                                                                                                                 ---------------
                                                                                                                       4,175,688
                                                                                                                 ---------------
                  AUTOMOBILE MANUFACTURERS -- 1.3%
       6,000,000  Ford Motor Co...................................................      8.50%        04/21/23          6,586,500
       7,411,000  Ford Motor Co...................................................      9.00%        04/22/25          8,920,992
       7,957,000  Ford Motor Co. (b)..............................................      9.63%        04/22/30         11,473,039
       2,000,000  Ford Motor Credit Co. LLC.......................................      3.66%        09/08/24          2,072,500
         500,000  Ford Motor Credit Co. LLC.......................................      5.13%        06/16/25            543,125
         667,000  Penske Automotive Group, Inc....................................      3.50%        09/01/25            686,176
                                                                                                                 ---------------
                                                                                                                      30,282,332
                                                                                                                 ---------------
                  AUTOMOTIVE RETAIL -- 0.6%
         167,000  Group 1 Automotive, Inc. (a)....................................      4.00%        08/15/28            167,242
       4,926,000  IAA, Inc. (a)...................................................      5.50%        06/15/27          5,123,040
       7,350,000  KAR Auction Services, Inc. (a)..................................      5.13%        06/01/25          7,377,562
         250,000  Lithia Motors, Inc. (a).........................................      3.88%        06/01/29            259,378
       1,351,000  Lithia Motors, Inc. (a).........................................      4.38%        01/15/31          1,440,443
         100,000  Sonic Automotive, Inc. (a)......................................      4.63%        11/15/29            100,415
         100,000  Sonic Automotive, Inc. (a)......................................      4.88%        11/15/31            100,375
                                                                                                                 ---------------
                                                                                                                      14,568,455
                                                                                                                 ---------------


Page 8                  See Notes to Financial Statements


FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2021


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
CORPORATE BONDS (CONTINUED)

                  BROADCASTING -- 9.3%
$     15,031,000  Cumulus Media New Holdings, Inc. (a) (b)........................      6.75%        07/01/26    $    15,651,029
       6,330,000  Diamond Sports Group LLC / Diamond Sports Finance
                     Co. (a)......................................................      5.38%        08/15/26          3,589,142
      21,673,000  Diamond Sports Group LLC / Diamond Sports Finance
                     Co. (a) (b)..................................................      6.63%        08/15/27          6,501,900
      28,294,000  Gray Television, Inc. (a) (b)...................................      5.88%        07/15/26         29,213,555
      11,199,000  Gray Television, Inc. (a).......................................      7.00%        05/15/27         11,996,929
      24,649,000  iHeartCommunications, Inc. (b)..................................      8.38%        05/01/27         26,281,996
      11,475,000  iHeartCommunications, Inc. (a) (b)..............................      5.25%        08/15/27         11,734,450
      16,568,000  Nexstar Media, Inc. (a) (b).....................................      5.63%        07/15/27         17,499,950
      12,396,000  Nexstar Media, Inc. (a) (b).....................................      4.75%        11/01/28         12,679,868
       1,389,000  Scripps Escrow II, Inc. (a).....................................      3.88%        01/15/29          1,383,798
       8,355,000  Scripps Escrow, Inc. (a) (b)....................................      5.88%        07/15/27          8,490,769
      10,812,000  Sinclair Television Group, Inc. (a) (b).........................      5.88%        03/15/26         11,095,814
       9,086,000  Sinclair Television Group, Inc. (a).............................      5.13%        02/15/27          8,745,275
       5,000,000  Sinclair Television Group, Inc. (a).............................      5.50%        03/01/30          4,783,925
       1,000,000  Sinclair Television Group, Inc. (a).............................      4.13%        12/01/30            953,805
       2,000,000  Sirius XM Radio, Inc. (a).......................................      4.13%        07/01/30          1,989,848
         337,000  TEGNA, Inc. (a).................................................      4.75%        03/15/26            351,339
       8,700,000  TEGNA, Inc......................................................      4.63%        03/15/28          8,787,000
      11,500,000  TEGNA, Inc. (b).................................................      5.00%        09/15/29         11,657,262
       9,310,000  Univision Communications, Inc. (a) (b)..........................      5.13%        02/15/25          9,461,288
       4,500,000  Univision Communications, Inc. (a)..............................      9.50%        05/01/25          4,876,875
       6,972,000  Univision Communications, Inc. (a)..............................      6.63%        06/01/27          7,551,094
                                                                                                                 ---------------
                                                                                                                     215,276,911
                                                                                                                 ---------------
                  BUILDING PRODUCTS -- 0.2%
       1,000,000  American Builders & Contractors Supply Co., Inc. (a)............      4.00%        01/15/28          1,015,000
         500,000  American Builders & Contractors Supply Co., Inc. (a)............      3.88%        11/15/29            492,500
         100,000  Beacon Roofing Supply, Inc. (a).................................      4.13%        05/15/29             98,500
         100,000  Builders FirstSource, Inc. (a)..................................      4.25%        02/01/32            100,938
       1,392,000  Standard Industries, Inc. (a)...................................      5.00%        02/15/27          1,430,280
         350,000  Standard Industries, Inc. (a)...................................      4.38%        07/15/30            350,437
       1,000,000  Standard Industries, Inc. (a)...................................      3.38%        01/15/31            928,635
       1,000,000  TopBuild Corp. (a)..............................................      3.63%        03/15/29          1,006,590
                                                                                                                 ---------------
                                                                                                                       5,422,880
                                                                                                                 ---------------
                  CABLE & SATELLITE -- 2.8%
       1,000,000  CCO Holdings LLC / CCO Holdings Capital Corp. (a)...............      5.50%        05/01/26          1,034,250
       2,828,000  CCO Holdings LLC / CCO Holdings Capital Corp. (a)...............      5.13%        05/01/27          2,934,050
       4,000,000  CCO Holdings LLC / CCO Holdings Capital Corp. (a)...............      5.00%        02/01/28          4,165,000
         500,000  CCO Holdings LLC / CCO Holdings Capital Corp. (a)...............      5.38%        06/01/29            537,500
       2,000,000  CCO Holdings LLC / CCO Holdings Capital Corp. (a)...............      4.75%        03/01/30          2,067,500
       2,000,000  CCO Holdings LLC / CCO Holdings Capital Corp. (a)...............      4.25%        02/01/31          1,993,760
       1,000,000  CCO Holdings LLC / CCO Holdings Capital Corp....................      4.50%        05/01/32          1,006,005
         819,000  CSC Holdings LLC (a)............................................      5.50%        04/15/27            846,641
       1,800,000  CSC Holdings LLC (a)............................................      5.38%        02/01/28          1,856,250
       5,800,000  CSC Holdings LLC (a)............................................      7.50%        04/01/28          6,184,250
      34,920,000  CSC Holdings LLC (a) (b)........................................      5.75%        01/15/30         34,499,214
       4,167,000  CSC Holdings LLC (a)............................................      4.63%        12/01/30          3,823,369
       2,000,000  CSC Holdings LLC (a)............................................      4.50%        11/15/31          1,940,450
       1,000,000  CSC Holdings LLC (a)............................................      5.00%        11/15/31            929,900
         357,000  DIRECTV Holdings LLC / DIRECTV Financing Co., Inc. (a)..........      5.88%        08/15/27            370,530
                                                                                                                 ---------------
                                                                                                                      64,188,669
                                                                                                                 ---------------


                        See Notes to Financial Statements                 Page 9


FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2021


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
CORPORATE BONDS (CONTINUED)

                  CASINOS & GAMING -- 3.9%
$        890,000  Boyd Gaming Corp. (a)...........................................      8.63%        06/01/25    $       962,953
         500,000  Boyd Gaming Corp................................................      4.75%        12/01/27            515,775
       3,562,000  Boyd Gaming Corp. (a)...........................................      4.75%        06/15/31          3,668,922
      15,340,000  Caesars Entertainment, Inc. (a) (b).............................      6.25%        07/01/25         16,154,554
      19,296,000  Caesars Entertainment, Inc. (a) (b).............................      8.13%        07/01/27         21,636,605
         716,000  Caesars Entertainment, Inc. (a).................................      4.63%        10/15/29            720,332
       4,229,000  Caesars Resort Collection LLC / CRC Finco, Inc. (a).............      5.75%        07/01/25          4,448,908
      22,631,000  Golden Nugget, Inc. (a) (b).....................................      6.75%        10/15/24         22,715,866
         100,000  MGM Growth Properties Operating Partnership L.P. / MGP
                     Finance Co-Issuer, Inc. (a)..................................      3.88%        02/15/29            106,027
       8,350,000  MGM Resorts International (b)...................................      7.75%        03/15/22          8,548,312
       5,100,000  MGM Resorts International (b)...................................      6.00%        03/15/23          5,387,997
       1,000,000  MGM Resorts International.......................................      5.75%        06/15/25          1,081,250
       1,250,000  Scientific Games International, Inc. (a)........................      8.63%        07/01/25          1,350,563
       3,616,000  Station Casinos LLC (a).........................................      4.50%        02/15/28          3,647,640
                                                                                                                 ---------------
                                                                                                                      90,945,704
                                                                                                                 ---------------
                  COAL & CONSUMABLE FUELS -- 0.0%
         210,181  Peabody Energy Corp. (a) (c)....................................      8.50%        12/31/24            197,899
         235,000  PIC AU Holdings LLC / PIC AU Holdings Corp. (a).................     10.00%        12/31/24            240,666
                                                                                                                 ---------------
                                                                                                                         438,565
                                                                                                                 ---------------
                  COMMUNICATIONS EQUIPMENT -- 1.1%
      26,334,000  CommScope Technologies LLC (a) (b)..............................      6.00%        06/15/25         26,113,189
                                                                                                                 ---------------
                  CONSTRUCTION & ENGINEERING -- 0.6%
       1,500,000  Arcosa, Inc. (a)................................................      4.38%        04/15/29          1,524,375
         500,000  Atkore, Inc. (a)................................................      4.25%        06/01/31            505,637
      11,694,000  Pike Corp. (a) (b)..............................................      5.50%        09/01/28         11,913,263
                                                                                                                 ---------------
                                                                                                                      13,943,275
                                                                                                                 ---------------
                  CONSTRUCTION MACHINERY & HEAVY TRUCKS -- 0.3%
       5,565,000  Clark Equipment Co. (a).........................................      5.88%        06/01/25          5,808,469
                                                                                                                 ---------------
                  CONSTRUCTION MATERIALS -- 0.4%
         176,000  GYP Holdings III Corp. (a)......................................      4.63%        05/01/29            174,020
       4,282,000  New Enterprise Stone & Lime Co., Inc. (a).......................      5.25%        07/15/28          4,325,377
       3,623,000  Summit Materials LLC / Summit Materials Finance Corp. (a).......      5.25%        01/15/29          3,799,621
                                                                                                                 ---------------
                                                                                                                       8,299,018
                                                                                                                 ---------------
                  CONSUMER FINANCE -- 0.2%
         486,000  Black Knight InfoServ LLC (a)...................................      3.63%        09/01/28            484,177
       3,000,000  FirstCash, Inc. (a).............................................      4.63%        09/01/28          3,097,500
                                                                                                                 ---------------
                                                                                                                       3,581,677
                                                                                                                 ---------------
                  DATA PROCESSING & OUTSOURCED SERVICES -- 0.0%
         500,000  Square, Inc. (a)................................................      2.75%        06/01/26            506,122
         250,000  Square, Inc. (a)................................................      3.50%        06/01/31            256,563
                                                                                                                 ---------------
                                                                                                                         762,685
                                                                                                                 ---------------
                  DIVERSIFIED METALS & MINING -- 0.1%
       2,500,000  Freeport-McMoRan, Inc...........................................      5.00%        09/01/27          2,610,625
                                                                                                                 ---------------
                  ELECTRIC UTILITIES -- 1.8%
      12,805,000  PG&E Corp. (b)..................................................      5.00%        07/01/28         13,333,207
      13,327,000  PG&E Corp. (b)..................................................      5.25%        07/01/30         13,940,042


Page 10                 See Notes to Financial Statements


FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2021


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
CORPORATE BONDS (CONTINUED)

                  ELECTRIC UTILITIES (CONTINUED)
$      5,000,000  Vistra Operations Co. LLC (a)...................................      5.63%        02/15/27    $     5,157,850
       3,189,000  Vistra Operations Co. LLC (a)...................................      5.00%        07/31/27          3,272,711
       5,000,000  Vistra Operations Co. LLC (a)...................................      4.38%        05/01/29          4,956,250
                                                                                                                 ---------------
                                                                                                                      40,660,060
                                                                                                                 ---------------
                  ELECTRICAL COMPONENTS & EQUIPMENT -- 0.0%
         667,000  Sensata Technologies, Inc. (a)..................................      3.75%        02/15/31            658,676
                                                                                                                 ---------------
                  ENVIRONMENTAL & FACILITIES SERVICES -- 0.4%
       7,842,000  Allied Universal Holdco LLC / Allied Universal Finance
                     Corp. (a)....................................................      6.00%        06/01/29          7,740,250
         500,000  Stericycle, Inc. (a)............................................      3.88%        01/15/29            493,125
                                                                                                                 ---------------
                                                                                                                       8,233,375
                                                                                                                 ---------------
                  FERTILIZERS & AGRICULTURAL CHEMICALS -- 0.1%
         250,000  Scotts Miracle-Gro (The) Co.....................................      4.50%        10/15/29            260,803
       1,000,000  Scotts Miracle-Gro (The) Co. (a)................................      4.00%        04/01/31            993,190
                                                                                                                 ---------------
                                                                                                                       1,253,993
                                                                                                                 ---------------
                  FINANCIAL EXCHANGES & DATA -- 0.0%
         750,000  MSCI, Inc. (a)..................................................      4.00%        11/15/29            785,625
                                                                                                                 ---------------
                  FOOD DISTRIBUTORS -- 0.2%
       3,488,000  US Foods, Inc. (a)..............................................      6.25%        04/15/25          3,649,320
       1,397,000  US Foods, Inc. (a)..............................................      4.75%        02/15/29          1,415,189
                                                                                                                 ---------------
                                                                                                                       5,064,509
                                                                                                                 ---------------
                  FOOD RETAIL -- 0.5%
       1,000,000  Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons L.P. /
                     Albertsons LLC (a)...........................................      7.50%        03/15/26          1,078,750
       3,700,000  Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons L.P. /
                     Albertsons LLC (a)...........................................      4.63%        01/15/27          3,876,860
       3,000,000  Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons L.P. /
                     Albertsons LLC (a)...........................................      5.88%        02/15/28          3,191,250
       2,210,000  Safeway, Inc....................................................      7.25%        02/01/31          2,671,393
                                                                                                                 ---------------
                                                                                                                      10,818,253
                                                                                                                 ---------------
                  HEALTH CARE DISTRIBUTORS -- 0.6%
       1,421,000  AdaptHealth LLC (a).............................................      6.13%        08/01/28          1,506,260
       3,000,000  AdaptHealth LLC (a).............................................      4.63%        08/01/29          2,973,750
       7,533,000  AdaptHealth LLC (a).............................................      5.13%        03/01/30          7,580,081
         691,000  RP Escrow Issuer LLC (a)........................................      5.25%        12/15/25            691,864
                                                                                                                 ---------------
                                                                                                                      12,751,955
                                                                                                                 ---------------
                  HEALTH CARE EQUIPMENT -- 0.0%
         250,000  Hill-Rom Holdings, Inc. (a).....................................      4.38%        09/15/27            259,934
         300,000  Teleflex, Inc. (a)..............................................      4.25%        06/01/28            308,618
                                                                                                                 ---------------
                                                                                                                         568,552
                                                                                                                 ---------------
                  HEALTH CARE FACILITIES -- 3.5%
       1,000,000  Acadia Healthcare Co., Inc. (a).................................      5.50%        07/01/28          1,043,750
         788,000  Acadia Healthcare Co., Inc. (a).................................      5.00%        04/15/29            804,745
         363,000  Encompass Health Corp...........................................      5.13%        03/15/23            364,287
       2,284,000  Encompass Health Corp...........................................      5.75%        09/15/25          2,337,000
       1,300,000  Encompass Health Corp...........................................      4.50%        02/01/28          1,325,152
       6,080,000  Encompass Health Corp...........................................      4.75%        02/01/30          6,239,874
         500,000  Encompass Health Corp...........................................      4.63%        04/01/31            511,330


                        See Notes to Financial Statements                Page 11


FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2021


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
CORPORATE BONDS (CONTINUED)

                  HEALTH CARE FACILITIES (CONTINUED)
$      2,000,000  HCA, Inc........................................................      5.88%        05/01/23    $     2,140,000
       6,530,000  HCA, Inc........................................................      5.88%        02/15/26          7,444,200
      16,229,000  Select Medical Corp. (a) (b)....................................      6.25%        08/15/26         16,995,277
       1,168,000  Tenet Healthcare Corp. (a)......................................      4.63%        09/01/24          1,194,280
       1,500,000  Tenet Healthcare Corp. (a)......................................      7.50%        04/01/25          1,593,750
       7,492,000  Tenet Healthcare Corp. (a)......................................      4.88%        01/01/26          7,688,665
       6,281,000  Tenet Healthcare Corp. (a)......................................      5.13%        11/01/27          6,571,496
       2,327,000  Tenet Healthcare Corp. (a)......................................      4.63%        06/15/28          2,425,897
      20,214,000  Tenet Healthcare Corp. (a) (b)..................................      6.13%        10/01/28         21,248,957
                                                                                                                 ---------------
                                                                                                                      79,928,660
                                                                                                                 ---------------
                  HEALTH CARE SERVICES -- 3.8%
      16,943,000  DaVita, Inc. (a)................................................      4.63%        06/01/30         17,048,216
         250,000  DaVita, Inc. (a)................................................      3.75%        02/15/31            237,187
      26,201,000  Global Medical Response, Inc. (a) (b)...........................      6.50%        10/01/25         25,986,681
      14,426,000  MEDNAX, Inc. (a)................................................      6.25%        01/15/27         15,144,703
         718,000  ModivCare Escrow Issuer, Inc. (a)...............................      5.00%        10/01/29            731,226
       1,951,000  ModivCare, Inc. (a).............................................      5.88%        11/15/25          2,050,989
         100,000  Service Corp. International.....................................      3.38%        08/15/30             98,555
       1,022,000  Team Health Holdings, Inc. (a)..................................      6.38%        02/01/25            906,167
      11,462,000  US Renal Care, Inc. (a) (b).....................................     10.63%        07/15/27         11,903,000
      11,867,000  Vizient, Inc. (a) (b)...........................................      6.25%        05/15/27         12,452,755
                                                                                                                 ---------------
                                                                                                                      86,559,479
                                                                                                                 ---------------
                  HEALTH CARE SUPPLIES -- 0.2%
         200,000  180 Medical, Inc. (a)...........................................      3.88%        10/15/29            201,378
       4,282,000  Mozart Debt Merger Sub, Inc. (a)................................      5.25%        10/01/29          4,351,582
         770,000  Owens & Minor, Inc. (a).........................................      4.50%        03/31/29            773,850
                                                                                                                 ---------------
                                                                                                                       5,326,810
                                                                                                                 ---------------
                  HEALTH CARE TECHNOLOGY -- 2.6%
      31,493,000  Change Healthcare Holdings LLC / Change Healthcare
                     Finance, Inc. (a) (b)........................................      5.75%        03/01/25         31,768,564
       3,500,000  HealthEquity, Inc. (a)..........................................      4.50%        10/01/29          3,543,750
      22,267,000  Verscend Escrow Corp. (a) (b)...................................      9.75%        08/15/26         23,615,489
                                                                                                                 ---------------
                                                                                                                      58,927,803
                                                                                                                 ---------------
                  HOMEFURNISHING RETAIL -- 0.6%
       1,787,000  Ambience Merger Sub, Inc. (a)...................................      4.88%        07/15/28          1,756,746
       5,004,000  Ambience Merger Sub, Inc. (a)...................................      7.13%        07/15/29          4,829,886
       6,635,000  Rent-A-Center, Inc. (a).........................................      6.38%        02/15/29          6,941,869
                                                                                                                 ---------------
                                                                                                                      13,528,501
                                                                                                                 ---------------
                  HOTELS, RESORTS & CRUISE LINES -- 0.4%
         706,000  Boyne USA, Inc. (a).............................................      4.75%        05/15/29            722,768
       1,100,000  Hilton Domestic Operating Co., Inc. (a).........................      5.38%        05/01/25          1,148,070
       4,113,000  Midwest Gaming Borrower LLC / Midwest Gaming Finance
                     Corp. (a)....................................................      4.88%        05/01/29          4,154,726
       1,100,000  Vail Resorts, Inc. (a)..........................................      6.25%        05/15/25          1,160,005
         711,000  Wyndham Hotels & Resorts, Inc. (a)..............................      4.38%        08/15/28            735,387
       1,425,000  XHR L.P. (a)....................................................      4.88%        06/01/29          1,463,760
                                                                                                                 ---------------
                                                                                                                       9,384,716
                                                                                                                 ---------------
                  HOUSEHOLD PRODUCTS -- 0.1%
         200,000  Central Garden & Pet Co.........................................      4.13%        10/15/30            201,745


Page 12                 See Notes to Financial Statements


FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2021


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
CORPORATE BONDS (CONTINUED)

                  HOUSEHOLD PRODUCTS (CONTINUED)
$      1,350,000  Energizer Holdings, Inc. (a)....................................      4.38%        03/31/29    $     1,295,325
                                                                                                                 ---------------
                                                                                                                       1,497,070
                                                                                                                 ---------------
                  HUMAN RESOURCE & EMPLOYMENT SERVICES -- 0.1%
       3,000,000  Tempo Acquisition LLC / Tempo Acquisition Finance
                     Corp. (a)....................................................      5.75%        06/01/25          3,145,230
                                                                                                                 ---------------
                  INDEPENDENT POWER PRODUCERS & ENERGY TRADERS -- 0.5%
      10,838,000  Calpine Corp. (a) (b)...........................................      5.13%        03/15/28         10,797,357
         667,000  Calpine Corp. (a)...............................................      4.63%        02/01/29            647,824
         167,000  Calpine Corp. (a)...............................................      5.00%        02/01/31            163,899
                                                                                                                 ---------------
                                                                                                                      11,609,080
                                                                                                                 ---------------
                  INDUSTRIAL CONGLOMERATES -- 0.2%
       2,500,000  Hillenbrand, Inc................................................      5.75%        06/15/25          2,637,500
       1,000,000  TriMas Corp. (a)................................................      4.13%        04/15/29          1,013,830
                                                                                                                 ---------------
                                                                                                                       3,651,330
                                                                                                                 ---------------
                  INDUSTRIAL MACHINERY -- 0.4%
       4,855,000  Gates Global LLC / Gates Corp. (a)..............................      6.25%        01/15/26          5,024,925
         250,000  Roller Bearing Co. of America, Inc. (a).........................      4.38%        10/15/29            255,000
       4,667,000  TK Elevator US Newco, Inc. (a)..................................      5.25%        07/15/27          4,755,906
                                                                                                                 ---------------
                                                                                                                      10,035,831
                                                                                                                 ---------------
                  INSURANCE BROKERS -- 5.5%
      35,024,000  Alliant Holdings Intermediate LLC / Alliant Holdings
                     Co-Issuer (a) (b)............................................      6.75%        10/15/27         36,206,060
       1,790,000  Alliant Holdings Intermediate LLC / Alliant Holdings
                     Co-Issuer (a)................................................      5.88%        11/01/29          1,801,009
       9,540,000  AmWINS Group, Inc. (a)..........................................      4.88%        06/30/29          9,535,707
      18,137,000  AssuredPartners, Inc. (a).......................................      7.00%        08/15/25         18,409,055
      25,500,000  AssuredPartners, Inc. (a) (b)...................................      5.63%        01/15/29         25,340,625
       8,120,000  BroadStreet Partners, Inc. (a)..................................      5.88%        04/15/29          7,990,567
      27,438,000  HUB International Ltd. (a) (b)..................................      7.00%        05/01/26         28,329,735
                                                                                                                 ---------------
                                                                                                                     127,612,758
                                                                                                                 ---------------
                  INTEGRATED TELECOMMUNICATION SERVICES -- 2.9%
       1,930,000  Frontier Communications Holdings LLC (a)........................      5.88%        10/15/27          2,024,087
       4,890,000  Frontier Communications Holdings LLC (a)........................      5.00%        05/01/28          4,975,575
      24,717,000  Frontier Communications Holdings LLC (a) (b)....................      6.75%        05/01/29         25,612,991
       1,429,000  Frontier Communications Holdings LLC (a)........................      6.00%        01/15/30          1,437,545
       5,320,000  Lumen Technologies, Inc.........................................      5.80%        03/15/22          5,384,851
       3,500,000  Zayo Group Holdings, Inc. (a)...................................      4.00%        03/01/27          3,403,750
      25,627,000  Zayo Group Holdings, Inc. (a) (b)...............................      6.13%        03/01/28         25,050,393
                                                                                                                 ---------------
                                                                                                                      67,889,192
                                                                                                                 ---------------
                  INTERACTIVE HOME ENTERTAINMENT -- 0.2%
       4,101,000  Playtika Holding Corp. (a)......................................      4.25%        03/15/29          4,117,609
                                                                                                                 ---------------
                  INTERACTIVE MEDIA & SERVICES -- 0.1%
         684,000  ANGI Group LLC (a)..............................................      3.88%        08/15/28            669,465
         500,000  Match Group Holdings II LLC (a).................................      4.63%        06/01/28            520,165
                                                                                                                 ---------------
                                                                                                                       1,189,630
                                                                                                                 ---------------
                  INTERNET & DIRECT MARKETING RETAIL -- 0.3%
       7,410,000  Cars.com, Inc. (a)..............................................      6.38%        11/01/28          7,764,568
                                                                                                                 ---------------


                        See Notes to Financial Statements                Page 13


FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2021


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
CORPORATE BONDS (CONTINUED)

                  IT CONSULTING & OTHER SERVICES -- 0.5%
$      6,261,000  CDK Global, Inc.................................................      4.88%        06/01/27    $     6,525,250
       4,448,000  CDK Global, Inc. (a)............................................      5.25%        05/15/29          4,776,040
         250,000  Gartner, Inc. (a)...............................................      4.50%        07/01/28            260,612
         250,000  Gartner, Inc. (a)...............................................      3.75%        10/01/30            253,750
                                                                                                                 ---------------
                                                                                                                      11,815,652
                                                                                                                 ---------------
                  LEISURE FACILITIES -- 0.5%
         250,000  Cedar Fair L.P..................................................      5.25%        07/15/29            259,375
       1,850,000  Cedar Fair L.P. / Canada's Wonderland Co. / Magnum
                     Management Corp. / Millennium Op.............................      5.38%        04/15/27          1,907,812
         717,000  SeaWorld Parks & Entertainment, Inc. (a)........................      5.25%        08/15/29            731,340
       6,209,000  Six Flags Entertainment Corp. (a) (b)...........................      4.88%        07/31/24          6,263,329
       1,000,000  Six Flags Entertainment Corp. (a)...............................      5.50%        04/15/27          1,036,250
       1,000,000  Six Flags Theme Parks, Inc. (a).................................      7.00%        07/01/25          1,063,750
                                                                                                                 ---------------
                                                                                                                      11,261,856
                                                                                                                 ---------------
                  MANAGED HEALTH CARE -- 1.7%
       1,500,000  Centene Corp....................................................      4.25%        12/15/27          1,573,125
       1,000,000  Molina Healthcare, Inc. (a).....................................      4.38%        06/15/28          1,036,250
         100,000  Molina Healthcare, Inc. (a).....................................      3.88%        11/15/30            103,258
       7,168,000  MPH Acquisition Holdings LLC (a)................................      5.50%        09/01/28          7,127,018
      32,472,000  MPH Acquisition Holdings LLC (a) (b)............................      5.75%        11/01/28         29,567,542
                                                                                                                 ---------------
                                                                                                                      39,407,193
                                                                                                                 ---------------
                  METAL & GLASS CONTAINERS -- 0.7%
       1,000,000  Ball Corp.......................................................      2.88%        08/15/30            962,500
       3,864,000  Berry Global, Inc. (a)..........................................      4.50%        02/15/26          3,926,790
       2,000,000  Owens-Brockway Glass Container, Inc. (a)........................      5.88%        08/15/23          2,107,500
       6,550,000  Owens-Brockway Glass Container, Inc. (a)........................      6.38%        08/15/25          7,172,250
         684,000  Owens-Brockway Glass Container, Inc. (a)........................      6.63%        05/13/27            731,880
       2,200,000  Silgan Holdings, Inc............................................      4.13%        02/01/28          2,238,500
                                                                                                                 ---------------
                                                                                                                      17,139,420
                                                                                                                 ---------------
                  MOVIES & ENTERTAINMENT -- 0.9%
       7,000,000  Live Nation Entertainment, Inc. (a).............................      4.88%        11/01/24          7,091,630
       5,494,000  Live Nation Entertainment, Inc. (a).............................      5.63%        03/15/26          5,686,290
         523,000  Live Nation Entertainment, Inc. (a).............................      6.50%        05/15/27            573,339
       5,895,000  Live Nation Entertainment, Inc. (a).............................      4.75%        10/15/27          6,020,269
       1,000,000  WMG Acquisition Corp. (a).......................................      3.00%        02/15/31            974,215
                                                                                                                 ---------------
                                                                                                                      20,345,743
                                                                                                                 ---------------
                  OFFICE SERVICES & SUPPLIES -- 0.2%
       5,084,000  Dun & Bradstreet (The) Corp. (a)................................     10.25%        02/15/27          5,461,487
                                                                                                                 ---------------
                  OIL & GAS EXPLORATION & PRODUCTION -- 0.0%
         175,000  Chesapeake Energy Corp. (a).....................................      5.50%        02/01/26            182,656
         100,000  Chesapeake Energy Corp. (a).....................................      5.88%        02/01/29            106,375
                                                                                                                 ---------------
                                                                                                                         289,031
                                                                                                                 ---------------
                  OIL & GAS REFINING & MARKETING -- 0.0%
         415,000  Murphy Oil USA, Inc.............................................      5.63%        05/01/27            431,818
                                                                                                                 ---------------
                  PACKAGED FOODS & MEATS -- 0.6%
       2,190,000  B&G Foods, Inc..................................................      5.25%        04/01/25          2,236,537
         750,000  Performance Food Group, Inc. (a)................................      5.50%        10/15/27            782,813
       5,990,000  Post Holdings, Inc. (a).........................................      5.75%        03/01/27          6,222,113


Page 14                 See Notes to Financial Statements


FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2021


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
CORPORATE BONDS (CONTINUED)

                  PACKAGED FOODS & MEATS (CONTINUED)
$      4,434,000  Post Holdings, Inc. (a).........................................      5.63%        01/15/28    $     4,633,308
                                                                                                                 ---------------
                                                                                                                      13,874,771
                                                                                                                 ---------------
                  PAPER PACKAGING -- 1.3%
      20,451,000  Graham Packaging Co., Inc. (a) (b)..............................      7.13%        08/15/28         21,071,074
       2,000,000  Graphic Packaging International LLC (a).........................      3.50%        03/15/28          2,017,500
       1,000,000  Graphic Packaging International LLC (a).........................      3.50%        03/01/29            991,250
       4,023,000  Pactiv Evergreen Group Issuer, Inc. / Pactiv Evergreen Group
                     Issuer LLC / Reynolds Gro (a)................................      4.00%        10/15/27          3,941,534
         376,000  Sealed Air Corp. (a)............................................      5.50%        09/15/25            415,954
       1,000,000  Sealed Air Corp. (a)............................................      4.00%        12/01/27          1,046,310
                                                                                                                 ---------------
                                                                                                                      29,483,622
                                                                                                                 ---------------
                  PERSONAL PRODUCTS -- 0.0%
         250,000  Prestige Brands, Inc. (a).......................................      5.13%        01/15/28            260,938
         750,000  Prestige Brands, Inc. (a).......................................      3.75%        04/01/31            725,625
                                                                                                                 ---------------
                                                                                                                         986,563
                                                                                                                 ---------------
                  PHARMACEUTICALS -- 1.7%
         792,000  Bausch Health Americas, Inc. (a)................................      9.25%        04/01/26            842,490
       1,242,000  Bausch Health Americas, Inc. (a)................................      8.50%        01/31/27          1,319,625
         500,000  Catalent Pharma Solutions, Inc. (a).............................      5.00%        07/15/27            516,875
         250,000  Catalent Pharma Solutions, Inc. (a).............................      3.13%        02/15/29            243,125
         750,000  Charles River Laboratories International, Inc. (a)..............      4.25%        05/01/28            777,188
       1,000,000  Charles River Laboratories International, Inc. (a)..............      3.75%        03/15/29          1,011,250
       1,000,000  Charles River Laboratories International, Inc. (a)..............      4.00%        03/15/31          1,035,005
       1,333,000  Emergent BioSolutions, Inc. (a).................................      3.88%        08/15/28          1,281,346
      14,914,000  Horizon Therapeutics USA, Inc. (a) (b)..........................      5.50%        08/01/27         15,734,270
         800,000  IQVIA, Inc. (a).................................................      5.00%        10/15/26            822,960
       1,278,000  IQVIA, Inc. (a).................................................      5.00%        05/15/27          1,326,334
       1,000,000  Jaguar Holding Co. II / PPD Development L.P. (a)................      5.00%        06/15/28          1,073,750
       2,016,000  Organon & Co. / Organon Foreign Debt Co-Issuer B.V. (a).........      5.13%        04/30/31          2,081,883
      10,000,000  Par Pharmaceutical, Inc. (a) (b)................................      7.50%        04/01/27         10,103,600
                                                                                                                 ---------------
                                                                                                                      38,169,701
                                                                                                                 ---------------
                  PUBLISHING -- 0.1%
       1,111,000  Meredith Corp...................................................      6.50%        07/01/25          1,185,993
                                                                                                                 ---------------
                  REAL ESTATE OPERATING COMPANIES -- 0.1%
       2,785,000  Lennar Corp. (b)................................................      5.25%        06/01/26          3,169,553
                                                                                                                 ---------------
                  REAL ESTATE SERVICES -- 0.5%
         500,000  MDC Holdings, Inc...............................................      3.85%        01/15/30            531,140
       1,060,000  PulteGroup, Inc.................................................      5.50%        03/01/26          1,217,092
       7,545,000  Tri Pointe Group, Inc. / Tri Pointe Homes, Inc. (b).............      5.88%        06/15/24          8,367,405
         290,000  Tri Pointe Homes, Inc...........................................      5.25%        06/01/27            313,258
         500,000  Tri Pointe Homes, Inc...........................................      5.70%        06/15/28            544,375
                                                                                                                 ---------------
                                                                                                                      10,973,270
                                                                                                                 ---------------
                  RESEARCH & CONSULTING SERVICES -- 0.5%
         682,000  Clarivate Science Holdings Corp. (a)............................      4.88%        07/01/29            679,920
       3,549,000  CoreLogic, Inc. (a).............................................      4.50%        05/01/28          3,511,097
       4,254,000  Nielsen Finance LLC / Nielsen Finance Co. (a)...................      5.63%        10/01/28          4,428,350
       2,666,000  Nielsen Finance LLC / Nielsen Finance Co. (a)...................      5.88%        10/01/30          2,794,101
                                                                                                                 ---------------
                                                                                                                      11,413,468
                                                                                                                 ---------------


                        See Notes to Financial Statements                Page 15


FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2021


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
CORPORATE BONDS (CONTINUED)

                  RESTAURANTS -- 0.9%
$        661,000  Brinker International, Inc. (a).................................      5.00%        10/01/24    $       700,660
       8,483,000  IRB Holding Corp. (a)...........................................      7.00%        06/15/25          8,970,772
      11,749,000  IRB Holding Corp. (a) (b).......................................      6.75%        02/15/26         12,028,039
                                                                                                                 ---------------
                                                                                                                      21,699,471
                                                                                                                 ---------------
                  SECURITY & ALARM SERVICES -- 0.1%
       1,200,000  Brink's (The) Co. (a)...........................................      5.50%        07/15/25          1,259,220
       2,061,000  Brink's (The) Co. (a)...........................................      4.63%        10/15/27          2,129,116
                                                                                                                 ---------------
                                                                                                                       3,388,336
                                                                                                                 ---------------
                  SEMICONDUCTORS -- 0.2%
       1,000,000  Microchip Technology, Inc.......................................      4.25%        09/01/25          1,040,378
       1,550,000  Qorvo, Inc......................................................      4.38%        10/15/29          1,666,250
       1,000,000  Qorvo, Inc. (a).................................................      3.38%        04/01/31          1,035,110
                                                                                                                 ---------------
                                                                                                                       3,741,738
                                                                                                                 ---------------
                  SPECIALIZED CONSUMER SERVICES -- 0.2%
       4,000,000  Aramark Services, Inc. (a)......................................      6.38%        05/01/25          4,214,560
         481,000  Aramark Services, Inc. (a)......................................      5.00%        02/01/28            492,424
         100,000  Carriage Services, Inc. (a).....................................      4.25%        05/15/29            100,300
                                                                                                                 ---------------
                                                                                                                       4,807,284
                                                                                                                 ---------------
                  SPECIALIZED FINANCE -- 0.2%
       3,552,000  Park Intermediate Holdings LLC / PK Domestic Property LLC /
                     PK Finance Co-Issuer (a).....................................      4.88%        05/15/29          3,600,893
                                                                                                                 ---------------
                  SPECIALTY CHEMICALS -- 0.2%
       3,726,000  Avantor Funding, Inc. (a).......................................      4.63%        07/15/28          3,870,196
         500,000  Axalta Coating Systems LLC (a)..................................      3.38%        02/15/29            477,405
         250,000  HB Fuller Co....................................................      4.25%        10/15/28            253,750
                                                                                                                 ---------------
                                                                                                                       4,601,351
                                                                                                                 ---------------
                  SPECIALTY STORES -- 0.0%
         350,000  PetSmart, Inc. / PetSmart Finance Corp. (a).....................      4.75%        02/15/28            360,062
         350,000  PetSmart, Inc. / PetSmart Finance Corp. (a).....................      7.75%        02/15/29            378,690
                                                                                                                 ---------------
                                                                                                                         738,752
                                                                                                                 ---------------
                  STEEL -- 0.0%
         350,000  United States Steel Corp........................................      6.88%        03/01/29            374,938
                                                                                                                 ---------------
                  SYSTEMS SOFTWARE -- 1.7%
       8,407,000  Boxer Parent Co., Inc. (a)......................................      9.13%        03/01/26          8,797,884
       2,500,000  Crowdstrike Holdings, Inc.......................................      3.00%        02/15/29          2,471,875
         250,000  PTC, Inc. (a)...................................................      3.63%        02/15/25            254,381
       3,075,000  PTC, Inc. (a)...................................................      4.00%        02/15/28          3,121,125
      24,100,000  SS&C Technologies, Inc. (a) (b).................................      5.50%        09/30/27         25,395,375
                                                                                                                 ---------------
                                                                                                                      40,040,640
                                                                                                                 ---------------
                  TECHNOLOGY DISTRIBUTORS -- 0.1%
       1,000,000  CDW LLC / CDW Finance Corp......................................      4.25%        04/01/28          1,036,250
         750,000  CDW LLC / CDW Finance Corp......................................      3.25%        02/15/29            761,445
                                                                                                                 ---------------
                                                                                                                       1,797,695
                                                                                                                 ---------------
                  TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS -- 1.1%
      22,225,000  Dell International LLC / EMC Corp. (a) (b)......................      7.13%        06/15/24         22,622,828
       1,000,000  Dell International LLC / EMC Corp...............................      6.10%        07/15/27          1,215,302


Page 16                 See Notes to Financial Statements


FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2021


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
CORPORATE BONDS (CONTINUED)

                  TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS (CONTINUED)
$      1,000,000  Dell International LLC / EMC Corp...............................      6.20%        07/15/30    $     1,277,874
         667,000  Xerox Holdings Corp. (a)........................................      5.00%        08/15/25            693,680
                                                                                                                 ---------------
                                                                                                                      25,809,684
                                                                                                                 ---------------
                  TIRES & RUBBER -- 0.3%
       2,845,000  Goodyear Tire & Rubber (The) Co. (a)............................      5.00%        07/15/29          3,005,031
       2,845,000  Goodyear Tire & Rubber (The) Co. (a)............................      5.25%        07/15/31          3,031,405
                                                                                                                 ---------------
                                                                                                                       6,036,436
                                                                                                                 ---------------
                  TRADING COMPANIES & DISTRIBUTORS -- 0.2%
         750,000  Ashtead Capital, Inc. (a).......................................      4.00%        05/01/28            791,665
       4,275,000  SRS Distribution, Inc. (a)......................................      6.13%        07/01/29          4,403,250
         257,000  United Rentals North America, Inc...............................      5.50%        05/15/27            269,688
                                                                                                                 ---------------
                                                                                                                       5,464,603
                                                                                                                 ---------------
                  TRUCKING -- 0.1%
       2,350,000  XPO Logistics, Inc. (a).........................................      6.25%        05/01/25          2,478,545
                                                                                                                 ---------------
                  WIRELESS TELECOMMUNICATION SERVICES -- 0.1%
       1,219,000  SBA Communications Corp. (b)....................................      4.88%        09/01/24          1,235,761
         500,000  SBA Communications Corp.........................................      3.88%        02/15/27            516,265
                                                                                                                 ---------------
                                                                                                                       1,752,026
                                                                                                                 ---------------
                  TOTAL CORPORATE BONDS........................................................................    1,466,310,898
                  (Cost $1,447,516,739)                                                                          ---------------

FOREIGN CORPORATE BONDS -- 10.2%
                  APPLICATION SOFTWARE -- 0.3%
       1,738,000  ION Trading Technologies S.A.R.L. (a)...........................     5.75%         05/15/28          1,783,622
       2,958,000  Open Text Corp. (a).............................................     5.88%         06/01/26          3,057,833
       2,336,000  Open Text Corp. (a).............................................     3.88%         02/15/28          2,356,440
                                                                                                                 ---------------
                                                                                                                       7,197,895
                                                                                                                 ---------------
                  AUTO PARTS & EQUIPMENT -- 0.1%
       2,000,000  Clarios Global L.P. / Clarios US Finance Co. (a)................     8.50%         05/15/27          2,127,040
                                                                                                                 ---------------
                  BUILDING PRODUCTS -- 1.1%
      15,634,000  Cemex SAB de C.V. (a) (b).......................................     7.38%         06/05/27         17,305,009
       4,700,000  Cemex SAB de C.V. (a)...........................................     5.45%         11/19/29          5,096,915
       2,000,000  Cemex SAB de C.V. (a)...........................................     5.20%         09/17/30          2,168,080
       1,000,000  Masonite International Corp. (a)................................     5.38%         02/01/28          1,051,250
                                                                                                                 ---------------
                                                                                                                      25,621,254
                                                                                                                 ---------------
                  CABLE & SATELLITE -- 0.1%
         250,000  Virgin Media Finance PLC (a)....................................     5.00%         07/15/30            248,897
       2,000,000  Virgin Media Secured Finance PLC (a)............................     5.50%         05/15/29          2,112,820
                                                                                                                 ---------------
                                                                                                                       2,361,717
                                                                                                                 ---------------
                  CASINOS & GAMING -- 0.2%
       3,000,000  International Game Technology PLC (a)...........................     4.13%         04/15/26          3,086,250
         500,000  International Game Technology PLC (a)...........................     5.25%         01/15/29            526,250
                                                                                                                 ---------------
                                                                                                                       3,612,500
                                                                                                                 ---------------
                  DATA PROCESSING & OUTSOURCED SERVICES -- 0.2%
       4,412,000  Paysafe Finance PLC / Paysafe Holdings US Corp. (a).............     4.00%         06/15/29          4,185,885
                                                                                                                 ---------------


                        See Notes to Financial Statements                Page 17


FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2021


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
FOREIGN CORPORATE BONDS (CONTINUED)

                  DIVERSIFIED SUPPORT SERVICES -- 0.0%
$        950,000  Ritchie Bros Auctioneers, Inc. (a)..............................      5.38%        01/15/25    $       968,739
                                                                                                                 ---------------
                  ELECTRICAL COMPONENTS & EQUIPMENT -- 0.0%
         500,000  Sensata Technologies B.V. (a)...................................      4.00%        04/15/29            508,455
                                                                                                                 ---------------
                  ENVIRONMENTAL & FACILITIES SERVICES -- 0.6%
       1,743,000  Allied Universal Holdco LLC / Allied Universal Finance Corp. /
                     Atlas Luxco 4 S.A.R.L. (a)...................................      4.63%        06/01/28          1,731,095
       1,162,000  Allied Universal Holdco LLC / Allied Universal Finance Corp. /
                     Atlas Luxco 4 S.A.R.L. (a)...................................      4.63%        06/01/28          1,152,937
       1,027,000  GFL Environmental, Inc. (a).....................................      3.75%        08/01/25          1,058,015
         500,000  GFL Environmental, Inc. (a).....................................      5.13%        12/15/26            523,125
       7,215,000  GFL Environmental, Inc. (a).....................................      4.00%        08/01/28          7,043,644
       1,426,000  GFL Environmental, Inc. (a).....................................      4.75%        06/15/29          1,440,260
       1,000,000  GFL Environmental, Inc. (a).....................................      4.38%        08/15/29            991,670
                                                                                                                 ---------------
                                                                                                                      13,940,746
                                                                                                                 ---------------
                  INTEGRATED TELECOMMUNICATION SERVICES -- 0.5%
         500,000  Altice France S.A. (a)..........................................      5.13%        07/15/29            487,590
      10,839,000  Altice France S.A. (a)..........................................      5.50%        10/15/29         10,638,153
                                                                                                                 ---------------
                                                                                                                      11,125,743
                                                                                                                 ---------------
                  LIFE SCIENCES TOOLS & SERVICES -- 0.1%
       2,139,000  Grifols Escrow Issuer S.A. (a)..................................      4.75%        10/15/28          2,173,759
                                                                                                                 ---------------
                  METAL & GLASS CONTAINERS -- 0.0%
         200,000  Ardagh Packaging Finance PLC / Ardagh Holdings USA,
                     Inc. (a).....................................................      4.13%        08/15/26            204,256
         500,000  Intertape Polymer Group, Inc. (a)...............................      4.38%        06/15/29            501,920
                                                                                                                 ---------------
                                                                                                                         706,176
                                                                                                                 ---------------
                  PHARMACEUTICALS -- 6.3%
      49,183,000  Bausch Health Cos., Inc. (a) (b)................................      6.13%        04/15/25         50,155,348
       4,349,000  Bausch Health Cos., Inc. (a)....................................      5.00%        01/30/28          4,022,825
       1,815,000  Bausch Health Cos., Inc. (a)....................................      4.88%        06/01/28          1,864,912
       1,384,000  Bausch Health Cos., Inc. (a)....................................      5.00%        02/15/29          1,272,360
       3,818,000  Bausch Health Cos., Inc. (a)....................................      6.25%        02/15/29          3,704,548
       3,000,000  Bausch Health Cos., Inc. (a)....................................      7.25%        05/30/29          3,045,900
       5,000,000  Bausch Health Cos., Inc. (a)....................................      5.25%        01/30/30          4,515,600
       1,730,000  Bausch Health Cos., Inc. (a)....................................      5.25%        02/15/31          1,558,107
         169,000  Cheplapharm Arzneimittel GmbH (a)...............................      5.50%        01/15/28            174,387
      16,083,000  Endo Dac / Endo Finance LLC / Endo Finco, Inc. (a) (b)..........      9.50%        07/31/27         15,987,869
      16,658,000  Endo Dac / Endo Finance LLC / Endo Finco, Inc. (a) (b)..........      6.00%        06/30/28         11,649,023
      10,000,000  Endo Luxembourg Finance Co. I S.A.R.L. / Endo U.S.,
                     Inc. (a) (b).................................................      6.13%        04/01/29          9,850,800
         286,000  Jazz Securities DAC (a).........................................      4.38%        01/15/29            294,222
       1,000,000  Mallinckrodt International Finance S.A. / Mallinckrodt CB
                     LLC (a) (d) (e)..............................................      5.63%        10/15/23            451,250
       1,750,000  Mallinckrodt International Finance S.A. / Mallinckrodt CB
                     LLC (a) (d) (e)..............................................      5.50%        04/15/25            789,688
      22,400,000  Mallinckrodt International Finance S.A. / Mallinckrodt CB
                     LLC (a) (e)..................................................     10.00%        04/15/25         20,048,000
      15,776,000  Mallinckrodt International Finance S.A. / Mallinckrodt CB
                     LLC (a) (e)..................................................     10.00%        04/15/25         16,742,280
                                                                                                                 ---------------
                                                                                                                     146,127,119
                                                                                                                 ---------------


Page 18                 See Notes to Financial Statements


FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2021


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
FOREIGN CORPORATE BONDS (CONTINUED)

                  REAL ESTATE SERVICES -- 0.2%
$      5,346,000  Taylor Morrison Communities, Inc. / Taylor Morrison Holdings II,
                     Inc. (a).....................................................      5.88%        04/15/23    $     5,599,935
                                                                                                                 ---------------
                  RESEARCH & CONSULTING SERVICES -- 0.2%
       3,774,000  Camelot Finance S.A. (a)........................................      4.50%        11/01/26          3,916,959
                                                                                                                 ---------------
                  RESTAURANTS -- 0.2%
       5,214,000  1011778 BC ULC / New Red Finance, Inc. (a)......................      4.00%        10/15/30          5,057,528
                                                                                                                 ---------------
                  SPECIALTY CHEMICALS -- 0.1%
       1,000,000  Axalta Coating Systems LLC / Axalta Coating Systems Dutch
                     Holding B B.V. (a)...........................................      4.75%        06/15/27          1,030,000
                                                                                                                 ---------------
                  TOTAL FOREIGN CORPORATE BONDS AND NOTES......................................................      236,261,450
                  (Cost $238,471,563)                                                                            ---------------



   PRINCIPAL                                                                                          STATED
     VALUE                                  DESCRIPTION                               RATE (f)     MATURITY (g)       VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
SENIOR FLOATING-RATE LOAN INTERESTS -- 37.5%

                  AEROSPACE & DEFENSE -- 0.3%
         536,060  Atlantic Aviation FBO, Inc. (KKR Apple Bidco, LLC), Term
                     Loan (Second Lien), 1 Mo. LIBOR + 5.75%, 0.50% Floor.........      6.25%        09/23/29            543,206
       7,023,529  Peraton Corp., Term Loan B, 1 Mo. LIBOR + 3.75%, 0.75%
                     Floor........................................................      4.50%        02/01/28          7,031,185
                                                                                                                 ---------------
                                                                                                                       7,574,391
                                                                                                                 ---------------
                  APPLICATION SOFTWARE -- 10.9%
       3,252,082  Epicor Software Corp., First Term Loan C, 1 Mo. LIBOR +
                     3.25%, 0.75% Floor...........................................      4.00%        07/30/27          3,247,756
       3,000,000  Epicor Software Corp., Term Loan (Second Lien), 1 Mo. LIBOR
                     + 7.75%, 1.00% Floor.........................................      8.75%        07/30/28          3,075,750
       2,657,387  Flexera Software LLC, 2020 Term Loan B, 3 Mo. LIBOR +
                     3.75%, 0.75% Floor...........................................      4.50%        01/26/28          2,658,822
      21,557,619  Gainwell Acquisition Corp. (fka Milano), Term Loan B, 3 Mo.
                     LIBOR + 4.00%, 0.75% Floor...................................      4.75%        10/01/27         21,594,267
      24,317,264  Greeneden U.S. Holdings II LLC (Genesys Telecommunications
                     Lboratories, Inc.), Initial Dollar Term Loan, 1 Mo. LIBOR +
                     4.00%, 0.75% Floor...........................................      4.75%        12/01/27         24,366,628
      14,236,506  Hyland Software, Inc., 2021 Incremental Term Facility, 1 Mo.
                     LIBOR + 6.25%, 0.75% Floor...................................      7.00%        07/10/25         14,361,075
      23,275,579  Hyland Software, Inc., 2018 Refinancing Term Loan, 1 Mo.
                     LIBOR + 3.50%, 0.75% Floor...................................      4.25%        07/01/24         23,282,795
       4,323,145  Inmar, Inc., Initial Term Loan, 3 Mo. LIBOR + 4.00%, 1.00%
                     Floor........................................................      5.00%        05/01/24          4,306,933
      25,600,916  Internet Brands, Inc. (WebMD/MH Sub I LLC, 2020 June New
                     Term Loan, 1 Mo. LIBOR + 3.75%, 1.00% Floor..................      4.75%        09/15/24         25,643,669
      17,966,354  Internet Brands, Inc. (WebMD/MH Sub I LLC), Initial Term
                     Loan, 1 Mo. LIBOR + 3.50%, 0.00% Floor.......................      3.59%        09/13/24         17,893,770
      17,021,355  Internet Brands, Inc. (WebMD/MH Sub I LLC), Term Loan
                     (Second Lien), 1 Mo. LIBOR + 6.25%, 0.00% Floor..............      6.34%        02/15/29         17,239,399
       1,059,264  ION Trading Technologies, Term Loan B, 1 Mo. LIBOR + 4.75%,
                     0.00% Floor..................................................      4.84%        04/01/28          1,061,256
      23,969,428  LogMeIn, Inc. (Logan), Term Loan B, 1 Mo. LIBOR + 4.75%,
                     0.00% Floor..................................................      4.83%        08/31/27         23,930,118
       5,989,643  McAfee LLC, Term Loan B, 1 Mo. LIBOR + 3.75%, 0.00%
                     Floor........................................................      3.84%        09/30/24          5,993,416


                        See Notes to Financial Statements                Page 19


FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2021


   PRINCIPAL                                                                                          STATED
     VALUE                                  DESCRIPTION                               RATE (f)     MATURITY (g)       VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

                  APPLICATION SOFTWARE (CONTINUED)
$      5,491,885  Micro Focus International (MA Financeco LLC), Term Loan B4,
                     3 Mo. LIBOR + 4.25%, 1.00% Floor.............................      5.25%        06/05/25    $     5,531,372
       3,685,828  RealPage, Inc., Term Loan (Second Lien), 1 Mo. LIBOR +
                     6.50%, 0.75% Floor...........................................      7.25%        04/22/29          3,759,544
       9,602,901  RealPage, Inc., Term Loan B, 1 Mo. LIBOR + 3.25%, 0.50%
                     Floor........................................................      3.75%        04/24/28          9,579,854
      40,890,517  SolarWinds Holdings, Inc., Initial Term Loan, 1 Mo. LIBOR +
                     2.75%, 0.00% Floor...........................................      2.84%        02/05/24         40,313,143
       4,081,528  Solera Holdings, Inc. (Polaris Newco), Term Loan B, 6 Mo.
                     LIBOR + 4.00%, 0.50% Floor...................................      4.50%        06/04/28          4,089,364
                                                                                                                 ---------------
                                                                                                                     251,928,931
                                                                                                                 ---------------
                  CASINOS & GAMING -- 2.0%
       2,157,470  Caesars Resort Collection LLC, New Term Loan B, 1 Mo. LIBOR
                     + 3.50%, 0.00% Floor.........................................      3.59%        07/20/25          2,158,721
       8,743,283  Caesars Resort Collection LLC, Term Loan B, 1 Mo. LIBOR +
                     2.75%, 0.00% Floor...........................................      2.84%        12/22/24          8,698,692
      34,919,637  Golden Nugget, Inc., Term Loan B, 3 Mo. LIBOR + 2.50%,
                     0.75% Floor..................................................      3.25%        10/04/23         34,726,182
                                                                                                                 ---------------
                                                                                                                      45,583,595
                                                                                                                 ---------------
                  ELECTRONIC EQUIPMENT & INSTRUMENTS -- 0.3%
       7,537,909  Verifone Systems, Inc., Initial Term Loan, 3 Mo. LIBOR + 4.00%,
                     0.00% Floor..................................................      4.13%        08/20/25          7,377,728
                                                                                                                 ---------------
                  ENVIRONMENTAL & FACILITIES SERVICES -- 0.8%
      18,643,476  Packers Holdings LLC (PSSI), Term Loan B, 6 Mo. LIBOR +
                     3.25%, 0.75% Floor...........................................      4.00%        03/15/28         18,562,004
                                                                                                                 ---------------
                  HEALTH CARE DISTRIBUTORS -- 0.2%
       4,717,579  Radiology Partners, Inc., Term Loan B, 1 Mo. LIBOR + 4.25%,
                     0.00% Floor..................................................      4.33%        07/09/25          4,709,701
                                                                                                                 ---------------
                  HEALTH CARE SERVICES -- 8.2%
       5,000,551  AccentCare (Pluto Acquisition I, Inc.), New Term Loan B, 3 Mo.
                     LIBOR + 4.00%, 0.00% Floor...................................      4.12%        06/20/26          4,996,401
       5,826,873  ADMI Corp. (Aspen Dental), 2020 Incremental Term Loan B2,
                     1 Mo. LIBOR + 3.13%, 0.50% Floor.............................      3.63%        12/23/27          5,781,365
       5,970,808  ADMI Corp. (Aspen Dental), 2021 Incremental Term Loan B3,
                     1 Mo. LIBOR + 3.50%, 0.50% Floor.............................      4.00%        12/23/27          5,964,420
       2,099,614  Air Methods Corp. Term Loan B, 3 Mo. LIBOR + 3.50%, 1.00%
                     Floor........................................................      4.50%        04/21/24          1,999,882
      43,701,840  athenahealth, Inc. (VVC Holding Corp.), Term Loan B-1, 3 Mo.
                     LIBOR + 4.25%, 0.00% Floor...................................      4.38%        02/11/26         43,811,095
      20,555,530  CHG Healthcare Services, Inc., Term Loan B, 3 Mo. LIBOR +
                     3.50%, 0.50% Floor...........................................      4.00%        09/30/28         20,555,530
       5,974,897  Civitas Solutions (National Mentor Holdings, Inc.), Term Loan B,
                     1 Mo. LIBOR + 3.75%, 0.75% Floor.............................      4.50%        03/31/28          5,935,045
       8,205,452  Civitas Solutions (National Mentor Holdings, Inc.), Term Loan B,
                     3 Mo. LIBOR + 3.75%, 0.75% Floor.............................      4.50%        03/31/28          8,150,722
         444,423  Civitas Solutions (National Mentor Holdings, Inc.), Term Loan C,
                     1 Mo. LIBOR + 3.75%, 0.75% Floor.............................      4.50%        03/31/28            441,458
       3,570,010  DuPage Medical Group (Midwest Physician Admin. Services LLC),
                     Initial Term Loan, 3 Mo. LIBOR + 3.25%, 0.75% Floor..........      4.00%        03/15/28          3,552,160
      12,596,794  Envision Healthcare Corp., Initial Term Loan, 1 Mo. LIBOR +
                     3.75%, 0.00% Floor...........................................      3.84%        10/10/25         10,397,645


Page 20                 See Notes to Financial Statements


FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2021


   PRINCIPAL                                                                                          STATED
     VALUE                                  DESCRIPTION                               RATE (f)     MATURITY (g)       VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

                  HEALTH CARE SERVICES (CONTINUED)
$      1,434,212  Help at Home (HAH Group Holding Co. LLC), Delayed Draw
                     Term Loan, 3 Mo. LIBOR + 5.00%, 1.00% Floor..................      6.00%        10/29/27    $     1,434,212
      11,334,962  Help at Home (HAH Group Holding Co. LLC), Initial Term
                     Loan B, 3 Mo. LIBOR + 5.00%, 1.00% Floor.....................      6.00%        10/29/27         11,334,962
      16,470,369  Packaging Coordinators, Inc. (PCI Pharma), Term Loan B, 3 Mo.
                     LIBOR + 3.50%, 0.75% Floor...................................      4.25%        11/30/27         16,487,498
       1,874,796  SCP Health (Onex TSG Intermediate Corp.), Initial Term Loan,
                     3 Mo. LIBOR + 4.75%, 0.75% Floor.............................      5.50%        02/28/28          1,871,871
       9,045,035  Surgery Centers Holdings, Inc., 2021 Term Loan B, 1 Mo. LIBOR
                     + 3.75%, 0.75% Floor.........................................      4.50%        08/31/26          9,061,406
      20,622,289  Team Health, Inc., Term Loan B, 1 Mo. LIBOR + 2.75%, 1.00%
                     Floor........................................................      3.75%        02/06/24         19,642,730
      14,740,520  U.S. Renal Care, Inc., Term Loan B, 1 Mo. LIBOR + 5.00%,
                     0.00% Floor..................................................      5.13%        06/28/26         14,633,651
       3,336,255  US Radiology Specialists, Inc., Closing Date Term Loan, 3 Mo.
                     LIBOR + 5.50%, 0.75% Floor...................................      6.25%        12/31/27          3,344,596
                                                                                                                 ---------------
                                                                                                                     189,396,649
                                                                                                                 ---------------
                  HEALTH CARE TECHNOLOGY -- 1.7%
       4,604,238  Ciox Health (Healthport/CT Technologies Intermediate Holdings,
                     Inc.), Term Loan 2021 Reprice, 1 Mo. LIBOR + 4.25%, 0.75%
                     Floor........................................................      5.00%        12/16/25          4,613,262
         892,594  eResearch Technology, Inc. (ERT), Incremental Term Loan B,
                     1 Mo. LIBOR + 4.50%, 1.00% Floor.............................      5.50%        02/04/27            896,191
       2,157,459  Mediware (Wellsky/Project Ruby Ultimate Parent Corp.), Term
                     Loan B, 1 Mo. LIBOR + 3.25%, 0.75% Floor.....................      4.00%        03/10/28          2,154,158
       2,272,746  Navicure, Inc., (Waystar Technologies, Inc), Term Loan B, 1 Mo.
                     LIBOR + 4.00%, 0.00% Floor...................................      4.09%        10/23/26          2,274,178
       1,346,710  Press Ganey (Azalea TopCo, Inc.), 2021 Term Loan, 1 Mo.
                     LIBOR + 3.75%, 0.75% Floor...................................      4.50%        07/25/26          1,348,393
      28,323,797  Verscend Technologies, Inc. (Cotiviti), New Term Loan B-1,
                     1 Mo. LIBOR + 4.00%, 0.00% Floor.............................      4.09%        08/27/25         28,359,202
                                                                                                                 ---------------
                                                                                                                      39,645,384
                                                                                                                 ---------------
                  INDUSTRIAL MACHINERY -- 0.2%
       5,246,242  TK Elevator Newco GMBH (Vertical U.S. Newco Inc.), New
                     Term Loan B1 (USD), 6 Mo. LIBOR + 3.50%, 0.50% Floor.........      4.00%        07/31/27          5,252,800
                                                                                                                 ---------------
                  INSURANCE BROKERS -- 2.4%
       8,769,983  Alliant Holdings I LLC, 2019 New Term Loan, 1 Mo. LIBOR +
                     3.25%, 0.00% Floor...........................................      3.34%        05/10/25          8,691,229
      18,316,591  Alliant Holdings I LLC, Initial Term Loan, 1 Mo. LIBOR +
                     3.25%, 0.00% Floor...........................................      3.34%        05/09/25         18,150,643
          50,608  HUB International Ltd., Initial Term Loan B, 2 Mo. LIBOR +
                     2.75%, 0.00% Floor...........................................      2.85%        04/25/25             50,021
      19,534,520  HUB International Ltd., Initial Term Loan B, 3 Mo. LIBOR +
                     2.75%, 0.00% Floor...........................................      2.87%        04/25/25         19,308,115
       9,265,916  HUB International Ltd., New Term Loan B-3, 3 Mo. LIBOR +
                     3.25%, 0.75% Floor...........................................      4.00%        04/25/25          9,254,334
                                                                                                                 ---------------
                                                                                                                      55,454,342
                                                                                                                 ---------------
                  INTEGRATED TELECOMMUNICATION SERVICES -- 0.9%
       8,468,450  Frontier Communications Corp., Term Loan B, 3 Mo. LIBOR +
                     3.75%, 0.75% Floor...........................................      4.50%        05/01/28          8,451,513
      12,478,955  Numericable (Altice France S.A. or SFR), Term Loan B-13,
                     3 Mo. LIBOR + 4.00%, 0.00% Floor.............................      4.12%        08/14/26         12,411,319
                                                                                                                 ---------------
                                                                                                                      20,862,832
                                                                                                                 ---------------


                        See Notes to Financial Statements                Page 21


FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2021


   PRINCIPAL                                                                                          STATED
     VALUE                                  DESCRIPTION                               RATE (f)     MATURITY (g)       VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

                  MOVIES & ENTERTAINMENT -- 1.1%
$      1,572,827  Cineworld Group PLC (Crown), New Priority Term Loan, 3 Mo.
                     LIBOR + 8.25%, 1.00% Floor...................................      9.25%        05/23/24    $     1,686,857
       2,773,071  Cineworld Group PLC (Crown), Priority Term Loan B-1, Fixed
                     Rate at 15.25% (h)...........................................     15.25%        05/23/24          3,344,324
      19,504,352  Cineworld Group PLC (Crown), Term Loan B, 6 Mo. LIBOR +
                     2.50%, 1.00% Floor...........................................      3.50%        02/28/25         16,052,082
       2,317,095  PUG LLC (Stubhub/Viagogo), Incremental Term Loan B-2, 1 Mo.
                     LIBOR + 4.25%, 0.50% Floor...................................      4.75%        02/13/27          2,317,095
       1,424,404  PUG LLC (Stubhub/Viagogo), Term Loan B, 1 Mo. LIBOR +
                     3.50%, 0.00% Floor...........................................      3.59%        02/12/27          1,398,878
                                                                                                                 ---------------
                                                                                                                      24,799,236
                                                                                                                 ---------------
                  PHARMACEUTICALS -- 3.0%
       3,053,454  Akorn, Inc., Exit Take Back Term Loan, 3 Mo. LIBOR + 7.50%,
                     1.00% Floor (i)..............................................      8.50%        09/30/25          3,071,775
       5,572,000  Endo LLC, 2021 Term Loan B, 3 Mo. LIBOR + 5.00%, 0.75%
                     Floor........................................................      5.75%        03/27/28          5,424,955
      20,296,566  Mallinckrodt International Finance S.A., 2017 Term Loan B,
                     6 Mo. LIBOR + 5.25%, 0.75% Floor (e).........................      6.00%        09/24/24         18,856,119
       1,166,824  Mallinckrodt International Finance S.A., 2018 Incremental Term
                     Loan, 1 Mo. LIBOR + 5.50%, 0.75% Floor (e)...................      6.25%        02/24/25          1,083,933
      25,201,530  Nestle Skin Health (Sunshine Lux VII S.A.R.L./Galderma), 2021
                     Term Loan B-3, 3 Mo. LIBOR + 3.75%, 0.75% Floor..............      4.50%        10/02/26         25,242,608
      13,130,416  Parexel International Corp. (Phoenix Newco), Term Loan (First
                     Lien), 1 Mo. LIBOR + 3.50%, 0.50% Floor......................      4.00%        11/15/28         13,139,476
       1,597,871  Perrigo Rx (Padagis LLC), Term Loan B, 3 Mo. LIBOR + 4.75%,
                     0.50% Floor..................................................      5.25%        07/06/28          1,599,869
                                                                                                                 ---------------
                                                                                                                      68,418,735
                                                                                                                 ---------------
                  PUBLISHING -- 0.2%
       3,425,247  Meredith Corp., Tranche B-3 Term Loan, 3 Mo. LIBOR + 4.25%,
                     1.00% Floor..................................................      5.25%        01/31/25          3,493,032
                                                                                                                 ---------------
                  RESEARCH & CONSULTING SERVICES -- 0.4%
       3,160,645  Nielsen Consumer, Inc. (Indy U.S. Holdco LLC), Term Loan B-1,
                     1 Mo. LIBOR + 4.00%, 0.00% Floor.............................      4.08%        03/05/28          3,166,586
       4,205,956  Nielsen Consumer, Inc. (Indy U.S. Holdco LLC), Term Loan B-1,
                     3 Mo. LIBOR + 4.00%, 0.00% Floor.............................      4.08%        03/05/28          4,213,864
       1,976,127  Veritext Corp. (VT TopCo, Inc.), Non-Fungible Term Loan (First
                     Lien), 1 Mo. LIBOR + 3.75%, 0.75% Floor......................      4.50%        08/10/25          1,973,657
                                                                                                                 ---------------
                                                                                                                       9,354,107
                                                                                                                 ---------------
                  RESTAURANTS -- 0.5%
       5,938,461  IRB Holding Corp. (Arby's/Inspire Brands), Term Loan B, 3 Mo.
                     LIBOR + 2.75%, 1.00% Floor...................................      3.75%        02/05/25          5,921,121
       1,902,068  Portillo's Holdings LLC, Term Loan B-3, 1 Mo. LIBOR + 5.50%,
                     1.00% Floor..................................................      6.50%        08/30/24          1,902,068
       2,309,108  Whatabrands LLC, Term Loan B, 1 Mo. LIBOR + 3.25%, 0.50%
                     Floor........................................................      3.75%        07/31/28          2,306,660
                                                                                                                 ---------------
                                                                                                                      10,129,849
                                                                                                                 ---------------
                  SPECIALIZED CONSUMER SERVICES -- 1.8%
      31,741,493  Asurion LLC, Term Loan B-3 (Second Lien), 1 Mo. LIBOR +
                     5.25%, 0.00% Floor...........................................      5.34%        01/31/28         31,611,035


Page 22                 See Notes to Financial Statements


FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2021


   PRINCIPAL                                                                                          STATED
     VALUE                                  DESCRIPTION                               RATE (f)     MATURITY (g)       VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

                  SPECIALIZED CONSUMER SERVICES (CONTINUED)
$      9,717,375  Asurion LLC, Term Loan B-4 (Second Lien), 1 Mo. LIBOR +
                     5.25%, 0.00% Floor...........................................      5.34%        01/20/29    $     9,670,829
                                                                                                                 ---------------
                                                                                                                      41,281,864
                                                                                                                 ---------------
                  SPECIALIZED FINANCE -- 0.2%
       5,174,227  WCG Purchaser Corp. (WIRB- Copernicus Group), Term Loan B,
                     2 Mo. LIBOR + 4.00%, 1.00% Floor.............................      5.00%        01/08/27          5,196,890
                                                                                                                 ---------------
                  SPECIALTY STORES -- 1.0%
       7,354,352  Bass Pro Group LLC (Great Outdoors Group LLC), Term Loan
                     B-1, 3 Mo. LIBOR + 4.25%, 0.75% Floor........................      5.00%        03/15/28          7,371,193
      13,414,537  Petco Animal Supplies, Inc., Initial Term Loan B, 3 Mo. LIBOR +
                     3.25%, 0.75% Floor...........................................      4.00%        03/03/28         13,405,013
       2,165,386  Petsmart, Inc., Initial Term Loan B, 3 Mo. LIBOR + 3.75%,
                     0.75% Floor..................................................      4.50%        02/12/28          2,166,166
                                                                                                                 ---------------
                                                                                                                      22,942,372
                                                                                                                 ---------------
                  SYSTEMS SOFTWARE -- 1.4%
      11,983,188  Applied Systems, Inc., Term Loan (First Lien), 3 Mo. LIBOR +
                     3.25%, 0.50% Floor...........................................      3.75%        09/19/24         11,965,453
       1,238,882  Applied Systems, Inc., Term Loan (Second Lien), 3 Mo. LIBOR
                     + 5.50%, 0.75% Floor.........................................      6.25%        09/19/25          1,253,043
       6,018,242  BMC Software Finance, Inc. (Boxer Parent), 2021 Replacement
                     Dollar Term Loan, 3 Mo. LIBOR + 3.75%, 0.00% Floor...........      3.88%        10/02/25          5,973,587
       9,256,903  Misys Financial Software Ltd. (Almonde, Inc.) (Finastra), Term
                     Loan B, 6 Mo. LIBOR + 3.50%, 1.00% Floor.....................      4.50%        06/13/24          9,203,676
       4,077,622  Sophos Group PLC (Surf), Term Loan B, 3 Mo. LIBOR + 3.50%,
                     0.00% Floor..................................................      3.62%        03/05/27          4,049,364
                                                                                                                 ---------------
                                                                                                                      32,445,123
                                                                                                                 ---------------
                  TOTAL SENIOR FLOATING-RATE LOAN INTERESTS....................................................      864,409,565
                  (Cost $860,318,332)                                                                            ---------------



     SHARES                                                DESCRIPTION                                                VALUE
----------------  ---------------------------------------------------------------------------------------------  ---------------
COMMON STOCKS -- 0.1%
                  PHARMACEUTICALS -- 0.1%
         259,956  Akorn, Inc. (j) (k)..........................................................................        2,810,904
                  (Cost $2,979,179)                                                                              ---------------

WARRANTS -- 0.0%
                  MOVIES & ENTERTAINMENT -- 0.0%
         828,940  Cineworld Group PLC, expiring 11/23/25 (j) (l)...............................................          493,484
                  (Cost $0)                                                                                      ---------------

RIGHTS -- 0.0%
                  ELECTRIC UTILITIES -- 0.0%
           1,629  Vistra Energy Corp., no expiration date (j) (l)..............................................            2,264
                  (Cost $2,830)                                                                                  ---------------

MONEY MARKET FUNDS -- 0.2%
       4,377,841  Morgan Stanley Institutional Liquidity Funds - Treasury
                     Portfolio - Institutional Class - 0.01% (m)...............................................        4,377,841
                  (Cost $4,377,841)                                                                              ---------------

                  TOTAL INVESTMENTS -- 111.6%..................................................................    2,574,666,406
                  (Cost $2,553,666,484) (n)                                                                      ---------------


                        See Notes to Financial Statements                Page 23


FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2021


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
U.S. TREASURY BILLS SOLD SHORT-- (12.8)%
$    (20,000,000) U.S. Treasury Bill..............................................       (o)         11/16/21    $   (19,999,633)
     (75,000,000) U.S. Treasury Bill..............................................       (o)         11/18/21        (74,998,312)
     (80,000,000) U.S. Treasury Bill..............................................       (o)         12/02/21        (79,996,194)
     (15,000,000) U.S. Treasury Bill..............................................       (o)         12/09/21        (14,999,074)
     (45,000,000) U.S. Treasury Bill..............................................       (o)         12/16/21        (44,996,062)
     (60,000,000) U.S. Treasury Bill..............................................       (o)         12/30/21        (59,992,379)
                                                                                                                 ---------------
                  TOTAL U.S. TREASURY BILLS SOLD SHORT.........................................................     (294,981,654)
                  (Proceeds $294,991,741) (n)                                                                    ---------------

                  BORROWINGS -- (0.1)%.........................................................................       (3,652,927)
                  NET OTHER ASSETS AND LIABILITIES -- 1.3%.....................................................       30,408,277
                                                                                                                 ---------------
                  NET ASSETS -- 100.0%.........................................................................  $ 2,306,440,102
                                                                                                                 ===============


-----------------------------

(a)   This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act"), and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
      Pursuant to procedures adopted by the Trust's Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P.
      ("First Trust" or the "Advisor"). Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. At October 31, 2021, securities noted
      as such amounted to $1,490,709,861 or 64.6% of net assets.

(b)   This security or a portion of this security is segregated as collateral for investments sold short.

(c)   The issuer will pay interest on the bonds in cash and in Payment-In-Kind
      ("PIK") interest. Interest paid in cash will accrue at the rate of 6.00%
      per annum ("Cash Interest Rate") and PIK interest will accrue on the bond at the rate of 2.50% per annum. For the fiscal year ended October 31,
      2021, the Fund received a portion of the interest in cash and PIK interest with a principal value of $2,230 for Peabody Energy Corp.

(d)   This issuer is in default and interest is not being accrued by the Fund nor paid by the issuer.

(e)   The issuer has filed for protection in bankruptcy court.

(f)   Senior Floating-Rate Loan Interests ("Senior Loans") in which the Fund invests generally pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the LIBOR, (ii) the prime rate offered by one or more United States banks or (iii) the certificate of deposit rate. Certain Senior Loans are subject to a LIBOR floor that establishes a minimum LIBOR rate. When a range of rates is disclosed, the Fund holds more than one contract within the same tranche with identical LIBOR period, spread and floor, but different LIBOR reset dates.

(g)   Senior Loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of Senior Loans may be substantially less than the stated maturities shown.

(h)   The issuer will pay interest on the loans in cash and in PIK interest.
      Interest paid in cash will accrue at the rate of 7.00% per annum ("Cash
      Interest Rate") and PIK interest will accrue on the loan at the rate of
      8.25% per annum. For the fiscal year ended October 31, 2021, the Fund received a portion of the interest in cash and PIK interest with a principal value of $368,697 for Cineworld Group PLC.

(i)   The issuer may pay interest on the loans (1) entirely in cash or (2) in the event that both the PIK Toggle Condition has been satisfied and the issuer elects to exercise the PIK interest, 2.50% payable in cash and
      7.00% payable as PIK interest. For the fiscal year ended October 31, 2021, this security paid all of its interest in cash.

(j)   Non-income producing security.

(k)   Security received in a transaction exempt from registration under the 1933
      Act. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. Pursuant to procedures adopted by the Trust's Board of Trustees, this security has been determined to be illiquid by the Advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for the security is determined based on security-specific factors and assumptions, which require subjective judgment. At October 31, 2021, securities noted as such amounted to $2,810,904 or 0.1% of net assets.

(l)   Pursuant to procedures adopted by the Trust's Board of Trustees, this security has been determined to be illiquid by the Advisor.

(m)   Rate shown reflects yield as of October 31, 2021.

(n)   Aggregate cost for federal income tax purposes was $2,266,562,753. As of
      October 31, 2021, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was
      $58,298,292 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was
      $45,176,293. The net unrealized appreciation was $13,121,999. The amounts presented are inclusive of investments sold short.

(o)   Zero coupon security.

LIBOR - London Interbank Offered Rate

Page 24                 See Notes to Financial Statements


FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2021

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of October 31,
2021 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):


                                                       ASSETS TABLE
                                                                                             LEVEL 2           LEVEL 3
                                                          TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                        VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                       10/31/2021          PRICES            INPUTS            INPUTS
                                                     ---------------   ---------------   ---------------   ---------------
Corporate Bonds*..................................   $ 1,466,310,898   $            --   $ 1,466,310,898   $            --
Foreign Corporate Bonds*..........................       236,261,450                --       236,261,450                --
Senior Floating-Rate Loan Interests*..............       864,409,565                --       864,409,565                --
Common Stocks*....................................         2,810,904                --         2,810,904                --
Warrants*.........................................           493,484                --           493,484                --
Rights*...........................................             2,264                --             2,264                --
Money Market Funds................................         4,377,841         4,377,841                --                --
                                                     ---------------   ---------------   ---------------   ---------------
Total Investments.................................   $ 2,574,666,406   $     4,377,841   $ 2,570,288,565   $            --
                                                     ===============   ===============   ===============   ===============

                                                    LIABILITIES TABLE
                                                                                             LEVEL 2           LEVEL 3
                                                          TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                        VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                       10/31/2021          PRICES            INPUTS            INPUTS
                                                     ---------------   ---------------   ---------------   ---------------
U.S. Treasury Bills Sold Short....................   $  (294,981,654)  $            --   $  (294,981,654)  $            --
                                                     ===============   ===============   ===============   ===============


* See Portfolio of Investments for industry breakout.

                        See Notes to Financial Statements                Page 25


FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2021


ASSETS:
Investments, at value.....................................................    $ 2,574,666,406
Cash......................................................................            124,544
Receivables:
   Investment securities sold.............................................         40,633,012
   Interest...............................................................         27,094,066
   Dividends..............................................................                 74
                                                                              ---------------
      Total Assets........................................................      2,642,518,102
                                                                              ---------------
LIABILITIES:
Investments sold short, at value (proceeds $294,991,741)..................        294,981,654
Borrowings................................................................          3,652,927
Payables:
   Investment securities purchased........................................         35,443,223
   Investment advisory fees...............................................          1,869,089
   Margin interest expense................................................            128,210
Unrealized depreciation on unfunded loan commitments......................              2,897
                                                                              ---------------
      Total Liabilities...................................................        336,078,000
                                                                              ---------------
NET ASSETS................................................................    $ 2,306,440,102
                                                                              ===============
NET ASSETS CONSIST OF:
Paid-in capital...........................................................    $ 2,330,467,491
Par value.................................................................            483,000
Accumulated distributable earnings (loss).................................        (24,510,389)
                                                                              ---------------
NET ASSETS................................................................    $ 2,306,440,102
                                                                              ===============
NET ASSET VALUE, per share................................................    $         47.75
                                                                              ===============
Number of shares outstanding (unlimited number of shares
   authorized, par value $0.01 per share).................................         48,300,002
                                                                              ===============
Investments, at cost......................................................    $ 2,553,666,484
                                                                              ===============


Page 26                 See Notes to Financial Statements


FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2021


INVESTMENT INCOME:
Interest..................................................................    $   140,176,763
Dividends.................................................................                753
                                                                              ---------------
   Total investment income................................................        140,177,516
                                                                              ---------------
EXPENSES:
Investment advisory fees..................................................         21,591,848
Margin interest expense...................................................          2,353,333
                                                                              ---------------
   Total expenses.........................................................         23,945,181
                                                                              ---------------
NET INVESTMENT INCOME (LOSS)..............................................        116,232,335
                                                                              ---------------
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments............................................................         16,763,142
   Investments sold short.................................................             (3,375)
                                                                              ---------------
Net realized gain (loss)..................................................         16,759,767
                                                                              ---------------
Net change in unrealized appreciation (depreciation) on:
   Investments............................................................         18,453,431
   Investments sold short.................................................             49,279
   Unfunded loan commitments..............................................             (1,083)
                                                                              ---------------
Net change in unrealized appreciation (depreciation)......................         18,501,627
                                                                              ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS)...................................         35,261,394
                                                                              ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS........................................................    $   151,493,729
                                                                              ===============


                        See Notes to Financial Statements                Page 27


FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

STATEMENTS OF CHANGES IN NET ASSETS


                                                                                   YEAR                 YEAR
                                                                                   ENDED                ENDED
                                                                                10/31/2021           10/31/2020
                                                                              ---------------      ---------------
OPERATIONS:
Net investment income (loss)..............................................    $   116,232,335      $    82,468,841
Net realized gain (loss)..................................................         16,759,767          (26,246,928)
Net change in unrealized appreciation (depreciation)......................         18,501,627              546,279
                                                                              ---------------      ---------------
Net increase (decrease) in net assets resulting from operations...........        151,493,729           56,768,192
                                                                              ---------------      ---------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations.....................................................       (123,580,505)         (84,896,005)
                                                                              ---------------      ---------------
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold.................................................        406,718,627          971,116,727
Cost of shares redeemed...................................................       (102,317,490)        (400,951,154)
                                                                              ---------------      ---------------
Net increase (decrease) in net assets resulting
   from shareholder transactions..........................................        304,401,137          570,165,573
                                                                              ---------------      ---------------
Total increase (decrease) in net assets...................................        332,314,361          542,037,760

NET ASSETS:
Beginning of period.......................................................      1,974,125,741        1,432,087,981
                                                                              ---------------      ---------------
End of period.............................................................    $ 2,306,440,102      $ 1,974,125,741
                                                                              ===============      ===============
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period...................................         42,000,002           29,800,002
Shares sold...............................................................          8,400,000           21,100,000
Shares redeemed...........................................................         (2,100,000)          (8,900,000)
                                                                              ---------------      ---------------
Shares outstanding, end of period.........................................         48,300,002           42,000,002
                                                                              ===============      ===============


Page 28                 See Notes to Financial Statements


FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED OCTOBER 31, 2021


CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations...........    $   151,493,729
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash used in operating activities:
      Purchases of investments............................................     (2,224,502,744)
      Borrowed investments sold short.....................................      2,224,870,813
      Cost to cover short positions.......................................     (2,274,813,444)
      Sales, maturities and paydowns of investments.......................      1,937,978,713
      Net amortization/accretion of premiums/discounts on investments.....           (673,758)
      Net realized gain/loss on investments...............................        (16,763,142)
      Net realized gain/loss on investments sold short....................              3,375
      Net change in unrealized appreciation/depreciation on investments
         and unfunded loan commitments....................................        (18,452,348)
      Net change in unrealized appreciation/depreciation on investments
         sold short.......................................................            (49,279)

CHANGES IN ASSETS AND LIABILITIES
      Increase in interest receivable.....................................         (3,003,189)
      Decrease in dividends receivable....................................                 11
      Increase in margin interest expense payable.........................             15,587
      Increase in investment advisory fees payable........................            227,071
                                                                              ---------------
CASH USED IN OPERATING ACTIVITIES.........................................                         $  (223,668,605)
                                                                                                   ---------------
CASH FLOWS FROM FINANCING ACTIVITIES:
      Proceeds from shares sold...........................................        406,753,879
      Cost of shares redeemed.............................................       (125,819,136)
      Distributions to shareholders from investment operations............       (123,580,505)
      Net proceeds from borrowings........................................          3,652,927
                                                                              ---------------
CASH PROVIDED BY FINANCING ACTIVITIES.....................................                             161,007,165
                                                                                                   ---------------
Decrease in cash and restricted cash......................................                             (62,661,440)
Cash and restricted cash at beginning of period...........................                              62,785,984
                                                                                                   ---------------
CASH AND RESTRICTED CASH AT END OF PERIOD.................................                         $       124,544
                                                                                                   ===============
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest..................................                         $     2,337,746
                                                                                                   ===============
CASH AND RESTRICTED CASH RECONCILIATION:
      Cash................................................................    $       124,544
      Restricted Cash.....................................................                 --
                                                                              ---------------
CASH AND RESTRICTED CASH AT END OF PERIOD:................................                         $       124,544
                                                                                                   ===============


                        See Notes to Financial Statements                Page 29


FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                                            YEAR ENDED OCTOBER 31,
                                                   ------------------------------------------------------------------------
                                                       2021           2020           2019           2018           2017
                                                   ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period                $    47.00     $    48.06     $    47.02     $    48.95     $    48.31
                                                    ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                              2.47           2.33           2.49           2.52           2.56
Net realized and unrealized gain (loss)                   0.91          (1.00)          1.13          (1.76)          0.66
                                                    ----------     ----------     ----------     ----------     ----------
Total from investment operations                          3.38           1.33           3.62           0.76           3.22
                                                    ----------     ----------     ----------     ----------     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                    (2.63)         (2.39)         (2.56)         (2.69)         (2.58)
Return of capital                                           --             --          (0.02)         (0.00) (a)        --
                                                    ----------     ----------     ----------     ----------     ----------
Total distributions                                      (2.63)         (2.39)         (2.58)         (2.69)         (2.58)
                                                    ----------     ----------     ----------     ----------     ----------
Net asset value, end of period                      $    47.75     $    47.00     $    48.06     $    47.02     $    48.95
                                                    ==========     ==========     ==========     ==========     ==========
TOTAL RETURN (b)                                          7.25%          2.92%          7.90%          1.60%          6.79%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                $2,306,440     $1,974,126     $1,432,088     $1,253,035     $1,250,565
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets             1.05%          1.01%          1.23%          1.16%          1.10%
Ratio of net expenses to average net assets
   excluding interest expense                             0.95%          0.95%          0.95%          0.95%          0.95%
Ratio of net investment income (loss) to average
   net assets                                             5.11%          5.02%          5.22%          5.26%          5.25%
Portfolio turnover rate (c)                                 50%            68%            50%            52%            75%


(a)   Amount represents less than $0.01 per share.

(b)   Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

Page 30                 See Notes to Financial Statements


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                                OCTOBER 31, 2021

                                1. ORGANIZATION

First Trust Exchange-Traded Fund IV (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on September 15,
2010, and is registered with the Securities and Exchange Commission under the
Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of ten funds that are offering shares. This report covers the First Trust Tactical High Yield ETF (the "Fund"), a diversified series of the Trust which trades under the ticker "HYLS" on The Nasdaq Stock
Market LLC ("Nasdaq"). The Fund represents a separate series of beneficial interest in the Trust. Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large blocks of shares known as "Creation Units."

The primary investment objective of the Fund is to provide current income. The
Fund's secondary investment objective is to provide capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets
(including investment borrowings) in high yield debt securities that are rated below investment grade at the time of purchase or unrated securities deemed by the Fund's advisor to be of comparable quality. Below investment grade securities are those that, at the time of purchase, are rated lower than "BBB-"
by Standard & Poor's Ratings Group, a division of the McGraw Hill Companies,
Inc., or lower than "Baa3" by Moody's Investors Service, Inc., or comparably rated by another nationally recognized statistical rating organization. High yield debt securities that are rated below investment grade are commonly referred to as "junk" debt. Such securities may include U.S. and non-U.S.
corporate debt obligations, bank loans and convertible bonds. For purposes of determining whether a security is below investment grade, the lowest available rating will be considered.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board ("FASB")
Accounting Standards Codification Topic 946, "Financial Services-Investment
Companies." The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S.
GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

The Fund's NAV is determined daily as of the close of regular trading on the New
York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the
NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund's NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Advisor's Pricing Committee of the
Fund's investment advisor, First Trust Advisors L.P. ("First Trust" or the
"Advisor"), in accordance with valuation procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund's investments are valued as follows:

      Corporate bonds, corporate notes, U.S. government securities and other debt securities are fair valued on the basis of valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Trust's Board of Trustees, which may use the following valuation inputs when available:

            1)    benchmark yields;
            2)    reported trades;
            3)    broker/dealer quotes;
            4)    issuer spreads;
            5)    benchmark securities;
            6)    bids and offers; and
            7)    reference data including market research publications.

                                                                         Page 31


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                                OCTOBER 31, 2021

      Common stocks and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC ("Nasdaq") and the
      London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Shares of open-end funds are valued at fair value which is based on NAV per share.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Senior Floating-Rate Loan Interests ("Senior Loans")(1) are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having grown substantially since its inception, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific
      Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the market value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. Typically,
      Senior Loans are fair valued using information provided by a third-party pricing service. The third-party pricing service primarily uses over-the-counter pricing from dealer runs and broker quotes from indicative sheets to value the Senior Loans.

      Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor's Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination.
      Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:

            1)    the credit conditions in the relevant market and changes
                  thereto;
            2)    the liquidity conditions in the relevant market and changes thereto;
            3)    the interest rate conditions in the relevant market and
                  changes thereto (such as significant changes in interest
                  rates);
            4)    issuer-specific conditions (such as significant credit
                  deterioration); and
            5)    any other market-based data the Advisor's Pricing Committee considers relevant. In this regard, the Advisor's Pricing
                  Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of
1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

            1)    the fundamental business data relating to the borrower/issuer;

            2)    an evaluation of the forces which influence the market in
                  which these securities are purchased and sold;

            3)    the type, size and cost of a security;

            4)    the financial statements of the borrower/issuer;

            5)    the credit quality and cash flow of the borrower/issuer, based on the Advisor's or external analysis;

            6)    the information as to any transactions in or offers for the security;

            7)    the price and extent of public trading in similar securities of the issuer/borrower, or comparable companies;

            8)    the coupon payments;

-----------------------------

(1)   The terms "security" and "securities" used throughout the Notes to
      Financial Statements include Senior Loans.


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                                OCTOBER 31, 2021

            9)    the quality, value and salability of collateral, if any,
                  securing the security;

           10)    the business prospects of the borrower/issuer, including any ability to obtain money or resources from a parent or
                  affiliate and an assessment of the issuer's management;

           11)    the prospects for the borrower's/issuer's industry, and
                  multiples (of earnings and/or cash flows) being paid for
                  similar businesses in that industry;

           12)    borrower's/issuer's competitive position within the industry;

           13)    borrower's/issuer's ability to access additional liquidity through public and/or private markets; and

           14)    other relevant factors.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o     Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o     Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o     Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little
                  information is released publicly.

            o     Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves
                  observable at commonly quoted intervals, volatilities,
                  prepayment speeds, loss severities, credit risks, and default rates).

            o     Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o     Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of October 31, 2021, is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis.
Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.

The United Kingdom's Financial Conduct Authority, which regulates the London
Interbank Offered Rates ("LIBOR"), announced on March 5, 2021 that all non-USD
LIBOR reference rates and the 1-week and 2-month USD LIBOR reference rates will cease to be provided or no longer be representative immediately after December
31, 2021 and the remaining USD LIBOR settings will cease to be provided or no longer be representative immediately after June 30, 2023. The International
Swaps and Derivatives Association, Inc. ("ISDA") confirmed that the March 5,
2021 announcement constituted an index cessation event under the Interbank
Offered Rates ("IBOR") Fallbacks Supplement and the ISDA 2020 IBOR Fallbacks
Protocol for all 35 LIBOR settings and confirmed that the spread adjustment to be used in ISDA fallbacks was fixed as of the date of the announcement.

In the United States, the Alternative Reference Rates Committee (the "ARRC"), a
group of market participants convened by the Board of Governors of the Federal
Reserve System and the Federal Reserve Bank of New York in cooperation with other federal and state government agencies, has since 2014 undertaken efforts to identify U.S. dollar reference interest rates as alternatives to LIBOR and to facilitate the mitigation of LIBOR-related risks. In June 2017, the ARRC identified the Secured Overnight Financing Rate ("SOFR"), a broad measure of the cost of cash overnight borrowing collateralized by U.S. Treasury securities, as the preferred alternative for U.S. dollar LIBOR. The Federal Reserve Bank of New
York began daily publishing of SOFR in April 2018.

At this time, it is not possible to predict the full impact of the elimination of LIBOR and the establishment of an alternative reference rate on the Fund or its investments.

Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. Due to the nature of the Senior Loan market, the actual settlement date may not be certain at the time of the purchase or sale for some of the Senior Loans.
Interest income on such Senior Loans is not accrued until settlement date. The

                                                                         Page 33


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                                OCTOBER 31, 2021

Fund maintains liquid assets with current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments. The Fund had no when-issued, delayed-delivery, or forward purchase commitments (other than unfunded loan commitments discussed below) as of October 31, 2021.

C. SHORT SALES

Short sales are utilized for investment and risk management purposes and are transactions in which securities or other instruments (such as options, forwards, futures or other derivative contracts) are sold that are not currently owned in the Fund's portfolio. When the Fund engages in a short sale, the Fund must borrow the security sold short and deliver the security to the counterparty. Short selling allows the Fund to profit from a decline in a market price to the extent such decline exceeds the transaction costs and the costs of borrowing the securities. The Fund is charged a fee or premium to borrow the securities sold short and is obligated to repay the lenders of the securities.
Any dividends or interest that accrues on the securities during the period of the loan are due to the lenders. A gain, limited to the price at which the security was sold short, or a loss, unlimited in size, will be recognized upon the termination of the short sale; which is effected by the Fund purchasing the security sold short and delivering the security to the lender. Any such gain or loss may be offset, completely or in part, by the change in the value of the long portion of the Fund's portfolio. The Fund is subject to the risk it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund.

The Fund has established an account with Pershing, LLC for the purpose of purchasing or borrowing securities on margin. The Fund pays interest on any margin balance, which is calculated as the daily margin account balance times the broker's margin interest rate. At October 31, 2021, the Fund had $3,652,927 in borrowings, which approximates fair value, associated with investments sold short as shown in "Borrowings" on the Statement of Assets and Liabilities. The
borrowings are categorized as Level 2 within the fair value hierarchy. The Fund is charged interest on debit margin balance at a rate equal to the Overnight
Bank Funding Rate plus 75 basis points. With regard to securities held short, the Fund is credited a rebate equal to the market value of its short positions at a rate equal to the Overnight Bank Funding Rate less 35 basis points. This rebate rate applies to easy to borrow securities. Securities that are hard to borrow may earn a rebate that is less than the foregoing or may be subject to a premium charge on a security by security basis. The different rebate rate is determined at the time of a short sale request. At October 31, 2021, the Fund had a debit margin balance of $298,631,802 with an interest rate of 0.82%. For the fiscal year ended October 31, 2021, the Fund had margin interest expense of
$2,353,333, as shown on the Statement of Operations. For the fiscal year ended
October 31, 2021, the average margin balance and interest rates were
$297,921,805 and 0.82%, respectively.

D. RESTRICTED CASH

Restricted cash includes cash on deposit with other banks or brokers that is legally restricted as to the withdrawal and primarily serves as collateral for investments sold short. The Fund presents restricted cash activity within
"Increase in cash and restricted cash" and as part of "Cash and restricted cash at beginning of period" and "Cash and restricted cash at end of period" in the
Statement of Cash Flows, along with a reconciliation of those balances in the
Statement of Assets and Liabilities.

E. UNFUNDED LOAN COMMITMENTS

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrower's discretion. Unfunded loan commitments are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statement of
Assets and Liabilities and Statement of Operations. In connection with these commitments, the Fund earns a commitment fee typically set as a percentage of the commitment amount. The commitment fees are included in "Interest" on the
Statement of Operations. As of October 31, 2021, the Fund had the following unfunded loan commitments:



                                                                                                             UNREALIZED
                                                                  PRINCIPAL     COMMITMENT                  APPRECIATION
BORROWER                                                            VALUE         AMOUNT        VALUE      (DEPRECIATION)
-------------------------------------------------------------------------------------------------------------------------
Civitas Solutions (National Mentor Holdings, Inc.), Term Loan    $    973,801  $    971,500  $    967,306  $       (4,194)
Veritext Corp. (VT TopCo, Inc.), Term Loan                            345,822       344,093       345,390           1,297
                                                                               ------------  ------------  --------------
                                                                               $  1,315,593  $  1,312,696  $       (2,897)
                                                                               ============  ============  ==============


F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income, if any, are declared and paid monthly by the Fund, or as the Board of Trustees may determine from time to time.
Distributions of net realized gains earned by the Fund, if any, are distributed at least annually.


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                                OCTOBER 31, 2021

Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom the shares were purchased makes such option available. Such shares will generally be reinvested by the broker based upon the market price of those shares and investors may be subject to customary brokerage commissions charged by the broker.

Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on significantly modified portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

The tax character of distributions paid during the fiscal years ended October
31, 2021 and 2020 was as follows:

Distributions paid from:                               2021            2020
Ordinary income.................................  $  123,580,505  $   84,896,005
Capital gains...................................              --              --
Return of capital...............................              --              --

As of October 31, 2021, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed ordinary income...................  $      127,336
Accumulated capital and other gain (loss).......     (37,756,827)
Net unrealized appreciation (depreciation)......      13,119,102

G. INCOME TAXES

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of
4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2018,
2019, 2020, and 2021 remain open to federal and state audit. As of October 31,
2021, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains.
The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. As of October 31, 2021, the
Fund had non-expiring capital loss carryforwards available for federal income tax purposes of $37,756,827.

During the taxable year ended October 31, 2021, the Fund utilized non-expiring capital loss carryforwards in the following amount:

                                                          Capital Loss Utilized
                                                          ---------------------
First Trust Tactical High Yield ETF                            $15,017,248

Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended October 31, 2021, the Fund had no net late year ordinary or capital losses.

In order to present paid-in capital and accumulated distributable earnings
(loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation
(depreciation) on investments) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Fund. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended October 31,
2021, the adjustments for the Fund were as follows:

                                                                         Page 35


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                                OCTOBER 31, 2021

                                  ACCUMULATED
               ACCUMULATED        NET REALIZED
              NET INVESTMENT      GAIN (LOSS)
              INCOME (LOSS)      ON INVESTMENTS     PAID-IN CAPITAL
              --------------     --------------     ---------------
              $   (1,471,230)    $    1,471,230     $            --

H. EXPENSES

Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3). The Fund is subject to an interest expense due to the costs associated with the Fund's short positions in securities.

3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The
Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First
Trust is responsible for the selection and ongoing monitoring of the securities in the Fund's portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund.

Pursuant to the Investment Management Agreement between the Trust and the
Advisor, First Trust manages the investment of the Fund's assets and is responsible for the Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, expenses associated with short sale transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Fund has agreed to pay First Trust an annual unitary management fee equal to 0.95% of its average daily net assets.

The Trust has multiple service agreements with The Bank of New York Mellon
("BNYM"). Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BNYM is responsible for custody of the Fund's assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of the Fund's securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for the Fund. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund
Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, defined-outcome fund or is an index fund.

Additionally, the Lead Independent Trustee and the Chairs of the Audit
Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets.
Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairs rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

For the fiscal year ended October 31, 2021, the cost of purchases and proceeds from sales of investments, excluding short-term investments, investments sold short and in-kind transactions, were $1,521,522,655 and $1,284,943,403, respectively. The cost of purchases to cover short sales and the proceeds of short sales were $1,389,994,561 and $1,304,870,813, respectively.

For the fiscal year ended October 31, 2021, there were no in-kind transactions.

                                 5. BORROWINGS

The Trust, on behalf of the Fund, along with the First Trust Series Fund and
First Trust Variable Insurance Trust, entered into a $200 million Credit
Agreement ("Line of Credit") with BNYM, to be a liquidity backstop during periods of high redemption volume. A commitment fee of 0.25% of the daily amount of the excess of the commitment amount over the outstanding principal balance of the loans will be charged by BNYM, which First Trust allocates amongst the funds that have access to the Line of Credit. Prior to January 29, 2021, the commitment fee was 0.15%. To the extent that the Fund accesses the Line of
Credit, there would also be an interest fee charged. The Fund did not have any borrowings outstanding during the fiscal year ended October 31, 2021.


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                                OCTOBER 31, 2021

                 6. CREATIONS, REDEMPTIONS AND TRANSACTION FEES

The Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as "Authorized
Participants" have contractual arrangements with the Fund's service providers to purchase and redeem Fund shares directly with the Fund in large blocks of shares known as "Creation Units." Prior to the start of trading on every business day, the Fund publishes through the National Securities Clearing Corporation ("NSCC")
the "basket" of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund's shares. An Authorized Participant that wishes to effectuate a creation of the Fund's shares deposits with the Fund the
"basket" of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund's shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund's shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized
Participant redeems a Creation Unit of the Fund's shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in the Fund's shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of the Fund's shares at or close to the NAV per share of the Fund.

The Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation
Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.

The Fund also imposes fees in connection with the redemption of Creation Units.
These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an
Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by the Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.

                              7. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule
12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the
Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are
Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before March 31, 2023.

                               8. INDEMNIFICATION

The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              9. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there was the following subsequent event:

On November 18, 2021, First Trust Limited Duration Investment Grade Corporate
ETF, an additional series of the Trust, began trading under the symbol "FSIG" on
NYSE Arca, Inc.

                                                                         Page 37


--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND THE BOARD OF TRUSTEES OF FIRST TRUST EXCHANGE-TRADED
FUND IV:

OPINION ON THE FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS

We have audited the accompanying statement of assets and liabilities of First
Trust Tactical High Yield ETF (the "Fund"), a series of the First Trust
Exchange-Traded Fund IV, including the portfolio of investments, as of October
31, 2021, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

BASIS FOR OPINION

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight
Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian, agent banks and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Chicago, Illinois
December 23, 2021

We have served as the auditor of one or more First Trust investment companies since 2001.


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                          OCTOBER 31, 2021 (UNAUDITED)

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website at www.ftportfolios.com; and (3) on the Securities and
Exchange Commission's ("SEC") website at www.sec.gov.

                               PORTFOLIO HOLDINGS

The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT.
Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC's website at www.sec.gov. The Fund's complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund's Forms N-PORT and Forms N-CSR are available on the SEC's website listed above.

                            FEDERAL TAX INFORMATION

Distributions paid to the foreign shareholders during the Fund's fiscal year ended October 31, 2021 that were properly designated by the Fund as
"interest-related dividends" or "short-term capital gain dividends," may not be subject to federal income tax provided that the income was earned directly by such foreign shareholders.

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the fiscal year ended October 31, 2021, none qualify for the corporate dividends received deduction available to corporate shareholders or as qualified dividend income.

                              RISK CONSIDERATIONS

RISKS ARE INHERENT IN ALL INVESTING. CERTAIN GENERAL RISKS THAT MAY BE
APPLICABLE TO A FUND ARE IDENTIFIED BELOW, BUT NOT ALL OF THE MATERIAL RISKS
RELEVANT TO EACH FUND ARE INCLUDED IN THIS REPORT AND NOT ALL OF THE RISKS BELOW
APPLY TO EACH FUND. THE MATERIAL RISKS OF INVESTING IN EACH FUND ARE SPELLED OUT
IN ITS PROSPECTUS, STATEMENT OF ADDITIONAL INFORMATION AND OTHER REGULATORY
FILINGS. BEFORE INVESTING, YOU SHOULD CONSIDER EACH FUND'S INVESTMENT OBJECTIVE,
RISKS, CHARGES AND EXPENSES, AND READ EACH FUND'S PROSPECTUS AND STATEMENT OF
ADDITIONAL INFORMATION CAREFULLY. YOU CAN DOWNLOAD EACH FUND'S PROSPECTUS AT
WWW.FTPORTFOLIOS.COM OR CONTACT FIRST TRUST PORTFOLIOS L.P. AT (800) 621-1675 TO
REQUEST A PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION ABOUT EACH FUND.

CONCENTRATION RISK. To the extent that a fund is able to invest a significant percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund's investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund's corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is more broadly diversified.

CREDIT RISK. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability to make such payments.

CYBER SECURITY RISK. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund's third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.

DEFINED OUTCOME FUNDS RISK. To the extent a fund's investment strategy is designed to deliver returns tied to the price performance of an underlying ETF, an investor may not realize the returns the fund seeks to achieve if that investor does not hold shares for the entire target outcome period. In the event an investor purchases shares after the first day of the target outcome period or sells shares prior to the end of the target outcome period, the buffer that the fund seeks to provide against a decline in the value of the underlying ETF may not be available, the enhanced returns that the fund seeks to provide (if any)
may not be available and the investor may not participate in a gain in the value of the underlying ETF up to the cap for the investor's investment period.
Additionally, the fund will not participate in gains of the underlying ETF above the cap and a shareholder may lose their entire investment. If the fund seeks enhanced returns, there are certain time periods when the value of the fund may fall faster than the value of the underlying ETF, and it is very unlikely that,

                                                                         Page 39


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                          OCTOBER 31, 2021 (UNAUDITED)

on any given day during which the underlying ETF share price increases in value, the fund's share price will increase at the same rate as the enhanced returns sought by the fund, which is designed for an entire target outcome period.
Trading flexible exchange options involves risks different from, or possibly greater than, the risks associated with investing directly in securities, such as less liquidity and correlation and valuation risks. A fund may experience substantial downside from specific flexible exchange option positions and certain positions may expire worthless.

DERIVATIVES RISK. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative.
These risks are heightened when a fund's portfolio managers use derivatives to enhance the fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.

EQUITY SECURITIES RISK. To the extent a fund invests in equity securities, the value of the fund's shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.

ETF RISK. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).
In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF's shares, or decisions by an
ETF's authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF's shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.

FIXED INCOME SECURITIES RISK. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund's fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund's fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or "junk" bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.

INDEX OR MODEL CONSTITUENT RISK. Certain funds may be a constituent of one or more indices or ETF models. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund's net asset value could be negatively impacted and the fund's market price may be significantly below its net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in a fund's shares.

INDEX PROVIDER RISK. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund's costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.

INVESTMENT COMPANIES RISK. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles.
Furthermore, the fund's investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.

LIBOR RISK. To the extent a fund invests in floating or variable rate obligations that use the London Interbank Offered Rate ("LIBOR") as a reference interest rate, it is subject to LIBOR Risk. The United Kingdom's Financial
Conduct Authority, which regulates LIBOR, will cease making LIBOR available as a reference rate over a phase-out period that will begin immediately after


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                          OCTOBER 31, 2021 (UNAUDITED)

December 31, 2021. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades.
Any potential effects of the transition away from LIBOR on the fund or on certain instruments in which the fund invests can be difficult to ascertain, and they may vary depending on a variety of factors, and they could result in losses to the fund.

MANAGEMENT RISK. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund's investment portfolio, the fund's portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.

MARKET RISK. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. The outbreak of the respiratory disease designated as COVID-19 in
December 2019 has caused significant volatility and declines in global financial markets, which have caused losses for investors. While the development of vaccines has slowed the spread of the virus and allowed for the resumption of
"reasonably" normal business activity in the United States, many countries continue to impose lockdown measures in an attempt to slow the spread.
Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease.

NON-U.S. SECURITIES RISK. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities;
capital controls; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; the imposition of sanctions by foreign governments; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in
non-U.S. securities may involve higher costs than investments in U.S.
securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.

OPERATIONAL RISK. Each fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of a fund's service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Each fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect a fund's ability to meet its investment objective. Although the funds and the funds' investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

PASSIVE INVESTMENT RISK. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.

              NOT FDIC INSURED NOT BANK GUARANTEED MAY LOSE VALUE

                               ADVISORY AGREEMENT

BOARD CONSIDERATIONS REGARDING APPROVAL OF CONTINUATION OF INVESTMENT MANAGEMENT
AGREEMENT

The Board of Trustees of First Trust Exchange-Traded Fund IV (the "Trust"),
including the Independent Trustees, unanimously approved the continuation of the
Investment Management Agreement (the "Agreement") with First Trust Advisors L.P.
(the "Advisor") on behalf of the First Trust Tactical High Yield ETF (the
"Fund"). The Board approved the continuation of the Agreement for a one-year period ending June 30, 2022 at a meeting held on June 6-7, 2021. The Board determined that the continuation of the Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.

To reach this determination, the Board considered its duties under the
Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 26, 2021 and June 6-7, 2021, the
Board, including the Independent Trustees, reviewed materials provided by the
Advisor responding to requests for information from counsel to the Independent
Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor to the Fund (including

                                                                         Page 41


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                          OCTOBER 31, 2021 (UNAUDITED)

the relevant personnel responsible for these services and their experience); the unitary fee rate payable by the Fund as compared to fees charged to a peer group of funds (the "Expense Group") and a broad peer universe of funds (the "Expense
Universe"), each assembled by Broadridge Financial Solutions, Inc.
("Broadridge"), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds ("ETFs") managed by the Advisor; the expense ratio of the Fund as compared to expense ratios of the funds in the Fund's Expense Group and Expense Universe; performance information for the Fund, including comparisons of the Fund's performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the "Performance
Universe"), each assembled by Broadridge; the nature of expenses incurred in providing services to the Fund and the potential for the Advisor to realize economies of scale, if any; profitability and other financial data for the
Advisor; any fall-out benefits to the Advisor and its affiliate, First Trust
Portfolios L.P. ("FTP"); and information on the Advisor's compliance program.
The Board reviewed initial materials with the Advisor at the meeting held on
April 26, 2021, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor. Following the
April meeting, counsel to the Independent Trustees, on behalf of the Independent
Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 6-7, 2021 meeting, as well as at the June meeting. The
Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor continues to be a reasonable business arrangement from the Fund's perspective. The Board determined that, given the totality of the information provided with respect to the Agreement, the Board had received sufficient information to renew the Agreement. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the
Advisor manages the Fund and knowing the Fund's unitary fee.

In reviewing the Agreement, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Trust and the Fund and reviewed all of the services provided by the Advisor to the Fund, as well as the background and experience of the persons responsible for such services. The Board noted that the Fund is an actively managed ETF and noted that the Advisor's Leveraged Finance Investment
Team is responsible for the day-to-day management of the Fund's investments. The
Board considered the background and experience of the members of the Leveraged
Finance Investment Team. The Board considered the Advisor's statement that it applies the same oversight model internally with its Leveraged Finance
Investment Team as it uses for overseeing external sub-advisors, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the
Advisor and considered that it includes a robust program for monitoring the
Advisor's and the Fund's compliance with the 1940 Act, as well as the Fund's compliance with its investment objective, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund. Finally, as part of the Board's consideration of the Advisor's services, the Advisor, in its written materials and at the April 26, 2021 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Fund and the other funds in the
First Trust Fund Complex. In addition to the written materials provided by the
Advisor, at the April 26, 2021 meeting, the Board also received a presentation from representatives of the Advisor's Leveraged Finance Investment Team
discussing the services that the Team provides to the Fund, including the Team's day-to-day management of the Fund's investments. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and the Fund by the
Advisor under the Agreement have been and are expected to remain satisfactory and that the Advisor has managed the Fund consistent with its investment objective, policies and restrictions.

The Board considered the unitary fee rate payable by the Fund under the
Agreement for the services provided. The Board considered that as part of the unitary fee the Advisor is responsible for the Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the
Agreement and interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any.
The Board received and reviewed information showing the advisory or unitary fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor to other fund (including
ETFs) and non-fund clients, as applicable. Because the Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the unitary fee rate for the Fund was above the median total (net) expense ratio of the peer funds in the Expense Group. With respect to the Expense Group, the Board, at the
April 26, 2021 meeting, discussed with the Advisor limitations in creating peer groups for actively-managed ETFs and different business models that may affect the pricing of services among ETF sponsors. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the
Fund and other non-ETF clients that limited their comparability. In considering the unitary fee rate overall, the Board also considered the Advisor's statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor's demonstrated long-term commitment to the
Fund and the other funds in the First Trust Fund Complex.


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                          OCTOBER 31, 2021 (UNAUDITED)

The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund's performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund's performance. The Board received and reviewed information comparing the Fund's performance for periods ended December 31, 2020 to the performance of the funds in the Performance Universe and to that of a benchmark index. Based on the information provided, the Board noted that the
Fund performed at the Performance Universe median for the one-year period ended
December 31, 2020, outperformed the Performance Universe median for the three-year period ended December 31, 2020 and underperformed the Performance
Universe median for the five-year period ended December 31, 2020. The Board also noted that the Fund underperformed the benchmark index for the one-, three- and five-year periods ended December 31, 2020. The Board noted the Leveraged Finance
Investment Team's discussion of the Fund's performance at the April 26, 2021 meeting.

On the basis of all the information provided on the unitary fee and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for the Fund continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to the
Fund under the Agreement.

The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund and noted the Advisor's statement that it believes its expenses will likely increase during the next twelve months as the Advisor continues to hire personnel and build infrastructure, including technology, to improve the services to the Fund. The Board noted that any reduction in fixed costs associated with the management of the Fund would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for the
Fund. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the
Fund for the twelve months ended December 31, 2020 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor's profitability level for the Fund was not unreasonable. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Fund. The Board considered that the Advisor had identified as a fall-out benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in connection with the Fund. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.

Based on all of the information considered and the conclusions reached, the
Board, including the Independent Trustees, unanimously determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

                                  REMUNERATION

First Trust Advisors L.P. ("First Trust") is authorised and regulated by the
U.S. Securities and Exchange Commission and is entitled to market shares of certain funds it manages, including First Trust Tactical High Yield ETF (the
"Fund"), in certain member states in the European Economic Area in accordance with the cooperation arrangements in Article 42 of the Alternative Investment
Fund Managers Directive (the "Directive"). First Trust is required under the
Directive to make disclosures in respect of remuneration. The following disclosures are made in line with First Trust's interpretation of currently available regulatory guidance on remuneration disclosures.

During the year ended December 31, 2020, the amount of remuneration paid (or to be paid) by First Trust in respect of the Fund is $6,189,550. This figure is comprised of $743,052 paid (or to be paid) in fixed compensation and $5,446,498 paid (or to be paid) in variable compensation. There were a total of 31 beneficiaries of the remuneration described above. Those amounts include
$475,737 paid (or to be paid) to senior management of First Trust and $5,713,813 paid (or to be paid) to other employees whose professional activities have a material impact on the risk profiles of First Trust or the Fund (collectively,
"Code Staff").

Code Staff included in the aggregated figures disclosed above are rewarded in line with First Trust's remuneration policy (the "Remuneration Policy") which is determined and implemented by First Trust's senior management. The Remuneration
Policy reflects First Trust's ethos of good governance and encapsulates the following principal objectives:

      i.    to provide a clear link between remuneration and performance of
            First Trust and to avoid rewarding for failure;

      ii.   to promote sound and effective risk management consistent with the risk profiles of the funds managed by First Trust; and

                                                                         Page 43


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                          OCTOBER 31, 2021 (UNAUDITED)

      iii.  to remunerate staff in line with the business strategy, objectives, values and interests of First Trust and the funds managed by First
            Trust in a manner that avoids conflicts of interest.

First Trust assesses various risk factors which it is exposed to when considering and implementing remuneration for Code Staff and considers whether any potential award to such person(s) would give rise to a conflict of interest.
First Trust does not reward failure, or consider the taking of risk or failure to take risk in its remuneration of Code Staff.

First Trust assesses performance for the purposes of determining payments in respect of performance-related remuneration of Code Staff by reference to a broad range of measures including (i) individual performance (using financial and non-financial criteria), and (ii) the overall performance of First Trust.
Remuneration is not based upon the performance of the Fund.

The elements of remuneration are balanced between fixed and variable and the senior management sets fixed salaries at a level sufficient to ensure that variable remuneration incentivises and rewards strong individual performance but does not encourage excessive risk taking.

No individual is involved in setting his or her own remuneration.

                               BOARD OF TRUSTEES

Effective November 1, 2021, Denise M. Keefe was appointed as a Trustee of the
Trust. Ms. Keefe is Executive Vice President of Advocate Aurora Health and
President of Advocate Aurora Continuing Health Division (together, "Advocate"), one of the largest integrated healthcare systems in the U.S. serving Illinois and Wisconsin. Ms. Keefe has been employed by Advocate since 1993 and is responsible for the Continuing Health Division's strategic direction, fiscal management, business development, revenue enhancement, operational efficiencies, and human resource management of 4,000 employees. Ms. Keefe also currently serves on the boards of several organizations within the Advocate Aurora
Continuing Health Division and other health care organizations, including RML
Long Term Acute Care Hospitals (since 2014) and Senior Helpers (since 2021).
Prior thereto, Ms. Keefe was Corporate Vice President, Marketing and Business
Development for the Visiting Nurse Association of Chicago (1989 - 1992) and a
former Board Member of Sherman West Court Skilled Nursing Facility.


--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                          OCTOBER 31, 2021 (UNAUDITED)

The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite
400, Wheaton, IL 60187.

The Trust's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.


                                                                                                  NUMBER OF             OTHER
                                                                                                PORTFOLIOS IN      TRUSTEESHIPS OR
                                                                                               THE FIRST TRUST      DIRECTORSHIPS
           NAME,               TERM OF OFFICE AND                                               FUND COMPLEX       HELD BY TRUSTEE
     YEAR OF BIRTH AND         YEAR FIRST ELECTED            PRINCIPAL OCCUPATIONS               OVERSEEN BY         DURING PAST
  POSITION WITH THE TRUST         OR APPOINTED                DURING PAST 5 YEARS                  TRUSTEE             5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee   o Indefinite Term    Physician, Officer, Wheaton Orthopedics;         215         None
(1951)                                              Limited Partner, Gundersen Real Estate
                               o Since Inception    Limited Partnership (June 1992 to
                                                    December 2016)

Thomas R. Kadlec, Trustee      o Indefinite Term    President, ADM Investors Services, Inc.          215         Director of ADM
(1957)                                              (Futures Commission Merchant)                                Investor Services,
                               o Since Inception                                                                 Inc., ADM
                                                                                                                 Investor Services
                                                                                                                 International,
                                                                                                                 Futures Industry
                                                                                                                 Association, and
                                                                                                                 National Futures
                                                                                                                 Association

Robert F. Keith, Trustee       o Indefinite Term    President, Hibs Enterprises (Financial           215         Director of Trust
(1956)                                              and Management Consulting)                                   Company of
                               o Since Inception                                                                 Illinois

Niel B. Nielson, Trustee       o Indefinite Term    Senior Advisor (August 2018 to Present),         215         None
(1954)                                              Managing Director and Chief Operating
                               o Since Inception    Officer (January 2015 to August 2018),
                                                    Pelita Harapan Educational Foundation
                                                    (Educational Products and Services)

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(1), Trustee,    o Indefinite Term    Chief Executive Officer, First Trust             215         None
Chairman of the Board                               Advisors L.P. and First Trust (1955)
                               o Since Inception    Portfolios L.P.; Chairman of the Board
                                                    of Directors, BondWave LLC (Software
                                                    Development Company) and Stonebridge
                                                    Advisors LLC (Investment Advisor)


-----------------------------

(1)   Mr. Bowen is deemed an "interested person" of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P.,
      investment advisor of the Trust.

                                                                         Page 45


--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                          OCTOBER 31, 2021 (UNAUDITED)


     NAME AND             POSITION AND OFFICES        TERM OF OFFICE AND                     PRINCIPAL OCCUPATIONS
   YEAR OF BIRTH               WITH TRUST             LENGTH OF SERVICE                       DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                  OFFICERS(2)
------------------------------------------------------------------------------------------------------------------------------------
James M. Dykas        President and Chief            o Indefinite Term      Managing Director and Chief Financial Officer
(1966)                Executive Officer                                     (January 2016 to Present), Controller (January 2011
                                                     o Since January 2016   to January 2016), Senior Vice President (April 2007
                                                                            to January 2016), First Trust Advisors L.P. and First
                                                                            Trust Portfolios L.P.; Chief Financial Officer
                                                                            (January 2016 to Present), BondWave LLC
                                                                            (Software Development Company) and Stonebridge
                                                                            Advisors LLC (Investment Advisor)

Donald P. Swade       Treasurer, Chief Financial     o Indefinite Term      Senior Vice President (July 2016 to Present), Vice
(1972)                Officer and Chief Accounting                          President (April 2012 to July 2016), First Trust
                      Officer                        o Since January 2016   Advisors L.P. and First Trust Portfolios L.P.

W. Scott Jardine      Secretary and Chief            o Indefinite Term      General Counsel, First Trust Advisors L.P. and First
(1960)                Legal Officer                                         Trust Portfolios L.P.; Secretary and General
                                                     o Since Inception      Counsel, BondWave LLC; Secretary, Stonebridge
                                                                            Advisors LLC

Daniel J. Lindquist   Vice President                 o Indefinite Term      Managing Director, First Trust Advisors L.P. and
(1970)                                                                      First Trust Portfolios L.P.
                                                     o Since Inception

Kristi A. Maher       Chief Compliance Officer       o Indefinite Term      Deputy General Counsel, First Trust Advisors L.P.
(1966)                and Assistant Secretary                               and First Trust Portfolios L.P.
                                                     o Since Inception

Roger F. Testin       Vice President                 o Indefinite Term      Senior Vice President, First Trust Advisors L.P. and
(1966)                                                                      First Trust Portfolios L.P.
                                                     o Since Inception

Stan Ueland           Vice President                 o Indefinite Term      Senior Vice President, First Trust Advisors L.P. and
(1970)                                                                      First Trust Portfolios L.P.
                                                     o Since Inception


-----------------------------

(2)   The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.


--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                          OCTOBER 31, 2021 (UNAUDITED)

                                 PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o     Information we receive from you and your broker-dealer, investment professional or financial representative through interviews, applications, agreements or other forms;

      o     Information about your transactions with us, our affiliates or others;

      o     Information we receive from your inquiries by mail, e-mail or telephone; and

      o     Information we collect on our website through the use of "cookies".
            For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o     In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o     We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

USE OF WEBSITE ANALYTICS

We currently use third party analytics tools, Google Analytics and AddThis to gather information for purposes of improving First Trust's website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust's website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually.
We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at
1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust
Advisors).

March 2021

                                                                         Page 47

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FIRST TRUST

First Trust Exchange-Traded Fund IV

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187

ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603


[BLANK BACK COVER]


FIRST TRUST

First Trust Exchange-Traded Fund IV

--------------------------------------------------------------------------------

First Trust Enhanced Short
Maturity ETF (FTSM)

Annual Report
For the Year Ended
October 31, 2021


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)
                                 ANNUAL REPORT
                                OCTOBER 31, 2021

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First
Trust" or the "Advisor") and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate,"
"estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund IV (the "Trust") described in this report (First Trust Enhanced Short Maturity ETF; hereinafter referred to as the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objective. The
Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund's shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in the Fund. See "Risk Considerations" in the Additional
Information section of this report for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit
www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on the Fund's webpage at www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary from the portfolio management team of the
Fund, you may obtain an understanding of how the market environment affected the
Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of a relevant market benchmark.

It is important to keep in mind that the opinions expressed by personnel of the
Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the
Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.


--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                OCTOBER 31, 2021

Dear Shareholders:

First Trust is pleased to provide you with the annual report for the First Trust
Enhanced Short Maturity ETF (the "Fund"), which contains detailed information about the Fund for the twelve months ended October 31, 2021.

Inflation has arrived, and its entrance was grand, to say the least. The
Consumer Price Index came in at 6.2% year-over-year in October 2021, according to data from the U.S. Bureau of Labor Statistics. The last time it topped the
6.0% mark was in December 1990 (6.1%), over 30 years ago. As is often the case with major shifts in the economy and markets, there is debate over what is truly behind them. For many months, as inflation was trending higher, Federal Reserve
(the "Fed") Chairman Jerome Powell held the view that the rising inflationary pressures largely stemmed from global supply chain bottlenecks induced by the coronavirus ("COVID-19") pandemic. Perhaps the best example of this is the unprecedented backlog of container ships that have dropped anchor outside the
California ports of Los Angeles and Long Beach. Together, these ports service
40% of all the container ships bound for the U.S. In normal times, no ships are anchored waiting to unload their goods. Shortages of trucks and drivers have also contributed to the slowdown at the ports.

The takeaway is that goods are not being delivered to warehouses and store shelves in a timely fashion and that is helping to drive prices higher for consumers. Simply put, inflation is the byproduct of too much money chasing too few goods. We'll return to this axiom shortly. Chairman Powell originally believed the bottlenecks would be remedied relatively quickly as the global economy reopened and people went back to work. That, in turn, would allow inflationary pressures to dissipate, which has not happened. Around the end of
October, Chairman Powell finally acknowledged that inflation will likely remain elevated through mid-2022. This realization is what motivated the Fed to announce that it would begin to taper its monthly bond buying program
(quantitative easing) starting in November 2021. It has been purchasing roughly
$80 billion of Treasuries and $40 billion of mortgage-backed securities in the open market every month since June 2020. The Fed will shave $15 billion off that combined total every month until the buying has ceased, which should be around mid-2022. If all goes to plan, the next stage in the evolution of the Fed's monetary policy would involve initiating interest rate hikes.

While the supply chain bottlenecks have clearly played a role in the spike in inflation by limiting the amount of goods available to consume, the biggest contributing factor is likely the surge in the U.S. money supply, according to
Brian Wesbury, Chief Economist at First Trust. M2 is a measure of the money supply that includes cash, checking deposits and liquid assets easily convertible to cash. The M2 measure of money has exploded by 36% since February
2020, well above the 6% pre-COVID-19 annualized norm. The trillions of dollars of stimulus distributed by the U.S. government to help backstop the economy during the pandemic has contributed to higher inflation. On Wednesday, November
10, 2021, President Joe Biden admitted that his $1.9 trillion COVID-19 stimulus package has done just that. Remember, too much money chasing too few goods leads to inflation. Keep in mind, President Biden has recently successfully navigated a $1.2 trillion bipartisan infrastructure bill through Congress and has another roughly $1.75 trillion Build Back Better Act (social spending) piece of legislation pending. That means there is at least another $1.2 trillion dollars flowing into the economy over the next few years, and maybe more.

Data from FactSet indicates that the number of S&P 500(R) Index companies mentioning inflation on their 2021 third quarter earnings call hit a 10-year high, according to Business Insider. To date, 285 of the 461 companies that have reported their results have cited concerns over rising inflation. The Materials,
Consumer Staples and Energy sectors had the highest percentage of companies mentioned on these earnings calls at 90%, 88% and 86%, respectively. Suffice it to say, investors should add inflation to the list of criteria to assist them in positioning their portfolios moving forward.

Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Fund again in six months.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

                                                                          Page 1


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

The investment objective of First Trust Enhanced Short Maturity ETF (the "Fund")
is to seek current income, consistent with preservation of capital and daily liquidity. Under normal market conditions, the Fund intends to achieve its investment objective by investing at least 80% of its net assets in a portfolio of U.S. dollar-denominated fixed- and variable-rate debt securities, including securities issued or guaranteed by the U.S. government or its agencies, instrumentalities or U.S. government-sponsored entities, residential and commercial mortgage-backed securities, asset-backed securities, U.S. corporate bonds, fixed income securities issued by non-U.S. corporations and governments, municipal obligations, privately issued securities and other debt securities bearing fixed or floating interest rates. The Fund may also invest in money market securities. Shares of the Fund are listed on The Nasdaq Stock Market LLC under the ticker symbol "FTSM."

The Fund's investment advisor, First Trust Advisors L.P. (the "Advisor"), selects securities for the portfolio by evaluating fixed income sectors and macro market trends while completing bottom-up analysis of individual securities. Portfolio securities are selected based upon relative value in the context of overall portfolio duration. Key inputs for the screens in the securities selection process include, but are not limited to, credit quality, yield, interest rate sensitivity and liquidity. The Fund's holdings are systematically monitored for meaningful changes in performance and risk measures. A security will generally be sold when the Advisor believes that a security can be substituted for a similar investment that represents better relative value; it lacks adequate compensation for embedded credit risk; or when rebalancing the portfolio to maintain diversification. Under normal market conditions, the Fund's average duration is expected to be less than one year and the average maturity of the Fund's portfolio is expected to be less than three years.


------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                                       AVERAGE ANNUAL                         CUMULATIVE
                                                                       TOTAL RETURNS                        TOTAL RETURNS
                                              1 Year Ended   5 Years Ended   Inception (8/5/14)   5 Years Ended   Inception (8/5/14)
                                                10/31/21       10/31/21         to 10/31/21         10/31/21         to 10/31/21
FUND PERFORMANCE
NAV                                              0.22%           1.52%             1.24%              7.86%             9.36%
Market Price                                     0.17%           1.52%             1.24%              7.84%             9.32%

INDEX PERFORMANCE
ICE BofA 0-1 Year U.S. Treasury Index            0.11%           1.31%             1.01%              6.73%             7.51%
------------------------------------------------------------------------------------------------------------------------------------


Total returns for the period since inception are calculated from the inception date of the Fund. "Average Annual Total Returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative Total
Returns" represent the total change in value of an investment over the periods indicated. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the Advisor.

The Fund's per share net asset value ("NAV") is the value of one share of the
Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint of the national best bid and offer price ("NBBO") as of the time that the Fund's NAV is calculated. Under SEC rules, the NBBO consists of the highest displayed buy and lowest sell prices among the various exchanges trading the Fund at the time the Fund's NAV is calculated. Prior to January 1,
2019, the price used was the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund were listed for trading as of the time that the Fund's NAV was calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in the Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the
Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future performance.


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

--------------------------------------------------------
                                          % OF TOTAL
ASSET CLASSIFICATION                  INVESTMENTS & CASH
--------------------------------------------------------
Corporate Bonds and Notes                    43.8%
Commercial Paper                             26.7
Foreign Corporate Bonds and Notes            14.9
Asset-Backed Securities                       7.8
Mortgage-Backed Securities                    3.8
U.S. Government Agency Mortgage-
   Backed Securities                          1.3
Municipal Bonds                               0.6
U.S. Government Notes                         0.6
Certificates of Deposit                       0.3
Cash                                          0.1
Senior Floating-Rate Loan Interests           0.1
                                           -------
     Total                                  100.0%
                                           =======

--------------------------------------------------------
                                          % OF TOTAL
CREDIT QUALITY(1)                     INVESTMENTS & CASH
--------------------------------------------------------
Government and Agency                         1.9%
AAA                                           5.9
AA+                                           1.0
AA                                            0.4
AA-                                           2.5
A+                                            3.6
A                                             5.3
A-                                           12.2
BBB+                                         16.3
BBB                                          11.4
BBB-                                          6.5
BB+                                           0.2
Not Rated                                    32.7
Cash                                          0.1
                                           -------
     Total                                 100.00%
                                           =======

--------------------------------------------------------
                                          % OF TOTAL
TOP TEN HOLDINGS                         INVESTMENTS
--------------------------------------------------------
ETP Legacy, L.P.                              0.8%
Morgan Stanley, Global Medium-Term
   Note, SOFR + 0.70%                         0.7
Maxim Integrated Products, Inc.               0.6
Bank of Nova Scotia (The), SOFR + 0.45%       0.6
BPCE S.A., Medium-Term Note, 3 Mo.
   LIBOR + 0.88%                              0.6
MET Tower Global Funding, SOFR + 0.55%        0.6
New York Life Global Funding, 3 Mo.
   LIBOR + 0.28%                              0.6
U.S. Treasury Note, 0.13%, 04/30/2022         0.6
Exelon Generation Co. LLC                     0.5
FREMF Mortgage Trust, Series 2012-K17,
   Class B                                    0.5
                                           -------
     Total                                    6.1%
                                           =======

-----------------------------
(1)   The ratings are by Standard & Poor's Ratings Group, a division of The
      McGraw-Hill Companies, Inc. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations. Ratings are measured highest to lowest on a scale that generally ranges from AAA to D for long-term ratings and A-1+ to C for short-term ratings.
      Investment grade is defined as those issuers that have a long-term credit rating of BBB- or higher or a short-term credit rating of A-3 or higher.
      The credit ratings shown relate to the credit worthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares.
      U.S. Treasury and U.S. Agency mortgage-backed securities appear under
      "Government". Credit ratings are subject to change.

                                                                          Page 3


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)


              PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                   AUGUST 5, 2014 - OCTOBER 31, 2021

            First Trust Enhanced         ICE BofA 0-1 Year
             Short Maturity ETF         U.S. Treasury Index
8/5/14            $10,000                     $10,000
10/31/14           10,016                      10,002
4/30/15            10,047                      10,011
10/31/15           10,045                      10,020
4/30/16            10,079                      10,045
10/31/16           10,138                      10,073
4/30/17            10,206                      10,096
10/31/17           10,289                      10,147
4/30/18            10,371                      10,207
10/31/18           10,486                      10,311
4/30/19            10,624                      10,449
10/31/19           10,767                      10,594
4/30/20            10,780                      10,732
10/31/20           10,912                      10,739
4/30/21            10,932                      10,749
10/31/21           10,936                      10,751


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.


--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)
                                 ANNUAL REPORT
                          OCTOBER 31, 2021 (UNAUDITED)

                                    ADVISOR

First Trust Advisors L.P. ("First Trust") is the investment advisor to the First
Trust Enhanced Short Maturity ETF (the "Fund" or "FTSM"). In this capacity,
First Trust is responsible for the selection and ongoing monitoring of the investments in the Fund's portfolio and certain other services necessary for the management of the portfolio.

                           PORTFOLIO MANAGEMENT TEAM

TODD LARSON, CFA - SENIOR VICE PRESIDENT, PORTFOLIO MANAGER, FIRST TRUST
   INVESTMENT GRADE FIXED INCOME GROUP
JEREMIAH CHARLES - SENIOR VICE PRESIDENT, SENIOR PORTFOLIO MANAGER, FIRST TRUST
   SECURITIZED PRODUCTS GROUP
JAMES SNYDER - SENIOR VICE PRESIDENT, SENIOR PORTFOLIO MANAGER, FIRST TRUST
   SECURITIZED PRODUCTS GROUP
ERIC MAISEL, CFA - SENIOR VICE PRESIDENT, PORTFOLIO MANAGER, FIRST TRUST
   INVESTMENT GRADE FIXED INCOME GROUP

                                   COMMENTARY

The Fund is an actively managed exchange-traded fund that seeks current income, consistent with preservation of capital and daily liquidity.

MARKET RECAP

During the 12-month period ended October 31, 2021, financial markets responded to continued progress in the economic recovery from the pandemic. Business surveys reflected expansion, fiscal stimulus helped fuel household spending, and corporate operating results were broadly robust and helped equity indexes, like the S&P 500(R) Index, reach a series of record highs. Even so, stocks, fixed-income securities, and other risky assets came under pressure periodically due to concerns that rising inflation and falling unemployment could prompt central bankers to pare back easing monetary policies.

Notwithstanding increasing vaccinations, the threat of the coronavirus
("COVID-19") endured. In July 2021, COVID-19 cases and hospitalizations began to rise, spurred by the highly contagious Delta variant. The "Delta Surge" led to worries in financial markets that mobility restrictions would resurface and undermine the pace of economic activity. Thankfully, the outbreak did not lead to widespread lockdowns. The economy remained open with consumer spending underpinned by government stimulus and high savings rates. Job creation continued although labor and supply shortages were a growing theme, and the persistence of supply chain disruptions and rising input costs caught the market's attention and that of the Federal Reserve (the "Fed"). At their
September 2021 meeting, the Fed stated it was satisfied that "substantial further progress" toward inflation and employment goals had been met and signaled that the process of tapering its balance sheet would begin by year-end.

This development, along with inflation proving to be more persistent than the
Fed originally expected, factored into Treasury yields moving higher in the closing months of the 12-month period ended October 31, 2021. Over the full twelve months, the 10-Year U.S. Treasury yield increased 70 basis points ("bps")
to 1.55% while the 2-Year Treasury yield increased 34 bps to 0.49%. Meanwhile, corporate credit valuations were supported by the improving economy and rebounding financial results. This backdrop, along with liquidity provided by central bank accommodation, were positive factors impacting corporate credit spreads. Under these conditions, the ICE BofA U.S. Corporate Bond Index option adjusted spread ("OAS") narrowed 45 bps to an historically low level of 89 bps.

In money markets, rates remained low owing to an abundance of cash and too few assets. The financial system remained awash in cash due to the Fed's quantitative easing ("QE") while at the same time, the Treasury reduced the supply of Treasury bills as limits imposed by the Federal debt ceiling drew steadily closer. The size of the Fed's balance sheet reached $8.5 trillion - an increase of $4.4 trillion since February 2020 when the COVID-19 pandemic began -
resulting in record high reserves in the financial system.

Markets across various asset classes experienced the effects of this excess liquidity through lower yields and narrower spreads. The massive take-up in the
Fed's overnight reverse repo facility ("RRP") is another manifestation of the excess. At the end of October 2021, $1.5 trillion was parked with the Fed, mostly from money market funds that had no better investment alternative. By contrast, a year ago, the RRP facility had a balance of almost zero.

PERFORMANCE ANALYSIS

The Fund's net asset value ("NAV") and market performance was 0.22% and 0.17%
respectively for the 12-month period ended October 31, 2021, versus the ICE BofA
0-1 Year U.S. Treasury Index's (the "Benchmark") return of 0.11%.

                                                                          Page 5


--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)
                                 ANNUAL REPORT
                          OCTOBER 31, 2021 (UNAUDITED)

The Fund's allocation to corporate credit was the leading source of outperformance over the same period with floating-rate corporate bonds delivering the best results in the environment of rising yields. Positive results were realized in all corporate industry classifications with the largest contributions coming from the Banking, Consumer Cyclical, Consumer Non-cyclical, and Insurance sectors. Securitized debt also generated above-benchmark returns with the largest contribution coming from asset-backed securities. Agency and
Non-Agency Commercial Mortgage-Backed Securities ("CMBS") were also additive to results as were Non-Agency Collateralized Mortgage Obligations ("CMOs"). From a
rating quality perspective, BBB rated bonds delivered slightly better returns compared to those rated A and higher. Although yield curve changes detracted from relative return, the Fund's commercial paper holdings outperformed and served its role as a storehouse of liquidity and stability.

Throughout the reporting period, the Fund maintained a diversified allocation with an emphasis on securities having a high level of liquidity. Overall credit risk was kept low as the investment strategy focused on high quality, short-term holdings. The Fund's weighted average maturity was kept around 0.7 years and effective duration approximately 0.4 years.

MARKET AND FUND OUTLOOK

We continue to view interest rate risk as the leading source of concern for fixed-income investors in the months ahead. The Fed is poised to begin tapering later this year and is expected to conclude that process during the middle of
2022. It is our expectation that rate hikes will follow shortly thereafter.
Should input and labor costs persist, the Fed may respond by accelerating tapering, or tightening sooner or more rapidly than markets expect. When it comes to valuations, fundamentally, we are constructive on corporate and consumer-related credit when considering the pace of economic growth, rising employment and wages, fiscal stimulus, and corporate balance sheets that are benefiting from revenue and earnings growth. Valuations largely reflect this constructive outlook along with confidence that the Fed will successfully withdraw accommodation without disrupting markets in a material way.

In this environment, our preference is to maintain low interest rate exposure and capture yield with floating-rate securities and short-maturity fixed rate bonds. We expect curve positioning to be an important component of total return in the year ahead, as well as security selection, sector allocation and the yield advantage the Fund enjoys above its Benchmark. Strategic positioning across the yield curve and among market sectors will complement rigorous credit underwriting that goes into the security selection process.

We expect the Fund will maintain its duration underweight relative to its
Benchmark while keeping corporate credit (both commercial paper and corporate bonds) as the largest exposure. The Fund will also seek to maintain its allocation to securitized debt (ABS/MBS) for diversification purposes and where valuations represent compelling opportunities relative to U.S. Treasuries and corporate credit. As always, the focus will be in the senior part of the capital structure.

As we evaluate new investment opportunities, our research will seek to identify opportunities that we believe offer the best risk/reward balance, and decisions will continue to be based on the analysis of data that results in sound, evidence-based conclusions. We believe the Fund is well positioned to add value relative to its Benchmark.


FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

UNDERSTANDING YOUR FUND EXPENSES
OCTOBER 31, 2021 (UNAUDITED)

As a shareholder of First Trust Enhanced Short Maturity ETF (the "Fund"), you
incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2021.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month
Period" to estimate the expenses you paid on your account during this six-month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


----------------------------------------------------------------------------------------------------------------------
                                                                                         ANNUALIZED
                                                                                        EXPENSE RATIO    EXPENSES PAID
                                                     BEGINNING           ENDING         BASED ON THE      DURING THE
                                                   ACCOUNT VALUE     ACCOUNT VALUE        SIX-MONTH        SIX-MONTH
                                                    MAY 1, 2021     OCTOBER 31, 2021     PERIOD (a)       PERIOD (b)
----------------------------------------------------------------------------------------------------------------------
FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)
Actual                                               $1,000.00         $1,000.30            0.25%            $1.26
Hypothetical (5% return before expenses)             $1,000.00         $1,023.95            0.25%            $1.28


(a)   These expense ratios reflect expense waivers. See Note 3 in the Notes to the Financial Statements.

(b)   Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (May 1, 2021 through October 31, 2021), multiplied by 184/365 (to reflect the six-month period).

                                                                          Page 7


FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2021


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ----------------
CORPORATE BONDS AND NOTES -- 44.2%

                  AEROSPACE/DEFENSE -- 0.7%
$      2,919,000  Boeing (The) Co.................................................      2.13%        03/01/22    $      2,930,844
      19,500,000  Boeing (The) Co.................................................      2.70%        05/01/22          19,698,440
       5,595,000  Boeing (The) Co.................................................      2.20%        10/30/22           5,661,351
       1,676,000  Boeing (The) Co.................................................      1.17%        02/04/23           1,678,171
                                                                                                                 ----------------
                                                                                                                       29,968,806
                                                                                                                 ----------------
                  AGRICULTURE -- 1.0%
      19,036,000  Altria Group, Inc...............................................      2.85%        08/09/22          19,388,188
      12,452,000  BAT Capital Corp., 3 Mo. LIBOR + 0.88% (a)......................      1.00%        08/15/22          12,516,591
      10,000,000  BAT Capital Corp................................................      2.76%        08/15/22          10,152,256
                                                                                                                 ----------------
                                                                                                                       42,057,035
                                                                                                                 ----------------
                  AIRLINES -- 0.1%
       3,000,000  Southwest Airlines Co...........................................      2.75%        11/16/22           3,062,356
                                                                                                                 ----------------
                  AUTO MANUFACTURERS -- 5.1%
      20,000,000  American Honda Finance Corp., Medium-Term Note,
                     3 Mo. LIBOR + 0.37% (a)......................................      0.50%        05/10/23          20,081,431
       6,159,000  BMW US Capital LLC, SOFR + 0.53% (a) (b)........................      0.58%        04/01/24           6,215,344
       7,000,000  BMW US Capital LLC, SOFR + 0.38% (a) (b)........................      0.43%        08/12/24           7,046,220
       5,000,000  Daimler Finance North America LLC, 3 Mo. LIBOR +
                     0.67% (a) (b)................................................      0.79%        11/05/21           5,000,299
       8,599,000  Daimler Finance North America LLC (b)...........................      3.75%        11/05/21           8,601,490
       5,934,000  Daimler Finance North America LLC (b)...........................      2.85%        01/06/22           5,960,093
       9,180,000  Daimler Finance North America LLC, 3 Mo. LIBOR +
                     0.90% (a) (b)................................................      1.02%        02/15/22           9,202,066
      20,303,000  Daimler Finance North America LLC (b)...........................      2.55%        08/15/22          20,644,112
       8,000,000  General Motors Financial Co., Inc., 3 Mo. LIBOR +
                     1.10% (a)....................................................      1.22%        11/06/21           8,001,258
       9,037,000  General Motors Financial Co., Inc...............................      4.20%        11/06/21           9,040,651
       2,994,000  General Motors Financial Co., Inc...............................      3.15%        06/30/22           3,039,406
      13,200,000  General Motors Financial Co., Inc...............................      3.55%        07/08/22          13,472,533
       7,000,000  General Motors Financial Co., Inc...............................      3.25%        01/05/23           7,191,935
      15,000,000  General Motors Financial Co., Inc., SOFR + 0.76% (a)............      0.81%        03/08/24          15,095,604
      14,108,000  Hyundai Capital America (b).....................................      3.95%        02/01/22          14,224,834
       3,470,000  Hyundai Capital America (b).....................................      3.10%        04/05/22           3,508,798
       3,423,000  Hyundai Capital America (b).....................................      1.15%        11/10/22           3,438,107
       6,885,000  Hyundai Capital America (b).....................................      2.38%        02/10/23           7,019,339
       7,000,000  Hyundai Capital America (b).....................................      1.00%        09/17/24           6,932,800
       6,150,000  Nissan Motor Acceptance Corp. (b)...............................      2.80%        01/13/22           6,177,812
       3,000,000  Nissan Motor Acceptance Corp., 3 Mo. LIBOR +
                     0.64% (a) (b)................................................      0.75%        03/08/24           3,003,342
      10,000,000  Toyota Motor Credit Corp., Series B, SOFR + 0.29% (a)...........      0.34%        09/13/24          10,031,791
      10,000,000  Toyota Motor Credit Corp., Medium-Term Note.....................      1.15%        05/26/22          10,046,764
       3,242,000  Volkswagen Group of America Finance LLC (b).....................      4.00%        11/12/21           3,245,315
       7,759,000  Volkswagen Group of America Finance LLC (b).....................      2.90%        05/13/22           7,862,228
       7,140,000  Volkswagen Group of America Finance LLC (b).....................      2.70%        09/26/22           7,281,655
       5,000,000  Volkswagen Group of America Finance LLC (b).....................      3.13%        05/12/23           5,173,764
                                                                                                                 ----------------
                                                                                                                      226,538,991
                                                                                                                 ----------------
                  BANKS -- 8.1%
       5,000,000  Bank of America Corp. (c).......................................      3.55%        03/05/24           5,188,175
      10,000,000  Bank of America Corp., SOFR + 0.69% (a).........................      0.74%        04/22/25          10,079,803
      20,696,000  Bank of America Corp., Global Medium-Term Note (c)..............      2.82%        07/21/23          21,022,957


Page 8                  See Notes to Financial Statements


FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2021


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ----------------
CORPORATE BONDS AND NOTES (CONTINUED)

                  BANKS (CONTINUED)
$      1,000,000  Bank of America Corp., Medium-Term Note, 3 Mo.
                     LIBOR + 0.79% (a)............................................      0.91%        03/05/24    $      1,007,922
      15,000,000  Bank of America Corp., Medium-Term Note, 3 Mo.
                     Bloomberg Short Term Bank Yield + 0.43% (a)..................      0.53%        05/28/24          15,041,400
       5,385,000  Capital One N.A., 3 Mo. LIBOR + 0.82% (a).......................      0.95%        08/08/22           5,411,491
       2,099,000  Citigroup, Inc., 3 Mo. LIBOR + 1.07% (a)........................      1.18%        12/08/21           2,099,006
       9,959,000  Citigroup, Inc., 3 Mo. LIBOR + 0.96% (a)........................      1.08%        04/25/22           9,990,209
      19,515,000  Citigroup, Inc..................................................      4.05%        07/30/22          20,034,856
       5,000,000  Citigroup, Inc., SOFR + 0.87% (a)...............................      0.92%        11/04/22           5,037,414
      12,384,000  Citigroup, Inc. (c).............................................      2.31%        11/04/22          12,385,134
       5,500,000  Citigroup, Inc. (c).............................................      2.88%        07/24/23           5,590,336
         750,000  Citizens Bank N.A...............................................      2.65%        05/26/22             758,417
       5,000,000  Fifth Third Bancorp.............................................      2.60%        06/15/22           5,060,281
      15,000,000  Goldman Sachs Group, (The), Inc.................................      0.48%        01/27/23          14,964,825
      15,000,000  Goldman Sachs Group, (The), Inc., SOFR + 0.43% (a)..............      0.48%        03/08/23          15,011,833
      15,355,000  Goldman Sachs Group, (The), Inc. (c)............................      2.91%        07/24/23          15,601,906
      12,500,000  Goldman Sachs Group, (The), Inc., SOFR + 0.50% (a)..............      0.55%        09/10/24          12,522,092
       4,000,000  Goldman Sachs Group, (The), Inc., SOFR + 0.49% (a)..............      0.54%        10/21/24           4,001,283
      12,322,000  JPMorgan Chase & Co.............................................      2.97%        01/15/23          12,388,361
       6,935,000  JPMorgan Chase & Co. (c)........................................      2.78%        04/25/23           7,011,022
       6,000,000  JPMorgan Chase & Co.............................................      3.38%        05/01/23           6,242,166
      12,000,000  JPMorgan Chase & Co., SOFR + 0.58% (a)..........................      0.63%        03/16/24          12,044,474
      10,000,000  JPMorgan Chase & Co., SOFR + 0.54% (a)..........................      0.58%        06/01/25          10,046,561
       7,378,000  Morgan Stanley..................................................      2.75%        05/19/22           7,474,986
      28,938,000  Morgan Stanley, Global Medium-Term Note, SOFR +
                     0.70% (a)....................................................      0.75%        01/20/23          28,994,595
      15,000,000  Morgan Stanley, Global Medium-Term Note (c).....................      0.79%        01/22/25          14,917,907
       7,555,000  Synchrony Bank..................................................      3.00%        06/15/22           7,652,679
      10,000,000  Truist Bank, 3 Mo. LIBOR + 0.59% (a)............................      0.71%        05/17/22          10,023,722
       3,000,000  Truist Bank, SOFR + 0.73% (a)...................................      0.78%        03/09/23           3,024,117
       5,000,000  Truist Bank, SOFR + 0.20% (a)...................................      0.25%        01/17/24           5,001,714
      12,137,000  Truist Financial Corp., Medium-Term Note........................      3.05%        06/20/22          12,318,109
      12,000,000  Truist Financial Corp., Medium-Term Note, SOFR +
                     0.40% (a)....................................................      0.45%        06/09/25          12,016,982
      12,857,000  Wells Fargo & Co................................................      3.07%        01/24/23          12,933,112
       5,375,000  Wells Fargo & Co., Series M.....................................      3.45%        02/13/23           5,563,030
      10,030,000  Wells Fargo & Co., Medium-Term Note.............................      3.50%        03/08/22          10,143,023
                                                                                                                 ----------------
                                                                                                                      358,605,900
                                                                                                                 ----------------
                  BIOTECHNOLOGY -- 0.7%
       1,530,000  Amgen, Inc......................................................      2.70%        05/01/22           1,541,469
       5,155,000  Amgen, Inc......................................................      2.65%        05/11/22           5,207,891
       7,789,000  Gilead Sciences, Inc., 3 Mo. LIBOR + 0.52% (a)..................      0.65%        09/29/23           7,789,361
      15,000,000  Gilead Sciences, Inc............................................      0.75%        09/29/23          14,984,874
                                                                                                                 ----------------
                                                                                                                       29,523,595
                                                                                                                 ----------------
                  BUILDING MATERIALS -- 0.1%
       5,000,000  Martin Marietta Materials, Inc..................................      0.65%        07/15/23           5,001,503
                                                                                                                 ----------------
                  CHEMICALS -- 0.1%
       1,000,000  FMC Corp........................................................      3.95%        02/01/22           1,002,594
       1,275,000  Sherwin-Williams (The) Co.......................................      2.75%        06/01/22           1,288,840
       3,140,000  Westlake Chemical Corp..........................................      0.88%        08/15/24           3,140,138
                                                                                                                 ----------------
                                                                                                                        5,431,572
                                                                                                                 ----------------


                        See Notes to Financial Statements                 Page 9


FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2021


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ----------------
CORPORATE BONDS AND NOTES (CONTINUED)

                  COMPUTERS -- 0.0%
$      1,660,000  HP, Inc.........................................................      4.05%        09/15/22    $      1,706,557
                                                                                                                 ----------------
                  DIVERSIFIED FINANCIAL SERVICES -- 2.3%
       7,070,000  AIG Global Funding (b)..........................................      2.30%        07/01/22           7,164,939
         977,000  Air Lease Corp..................................................      3.75%        02/01/22             979,287
      10,899,000  Ally Financial, Inc.............................................      4.63%        05/19/22          11,141,484
      14,495,000  American Express Co., 3 Mo. LIBOR + 0.62% (a)...................      0.75%        05/20/22          14,531,430
      15,592,000  Discover Financial Services.....................................      5.20%        04/27/22          15,952,555
       2,500,000  Intercontinental Exchange, Inc..................................      2.35%        09/15/22           2,538,028
      17,047,000  Nasdaq, Inc.....................................................      0.45%        12/21/22          17,031,127
      15,000,000  Secured Forward-Backed Note 2021-05, Series 1, 3 Mo.
                     LIBOR + 0.30% (a) (d)........................................      0.43%        12/28/21          15,008,700
      14,639,000  Synchrony Financial.............................................      2.85%        07/25/22          14,864,968
                                                                                                                 ----------------
                                                                                                                       99,212,518
                                                                                                                 ----------------
                  ELECTRIC -- 5.9%
      10,410,000  Alabama Power Co., Series 17A...................................      2.45%        03/30/22          10,483,797
      15,118,000  American Electric Power Co., Inc., Series I.....................      3.65%        12/01/21          15,159,823
       5,804,000  American Transmission Systems, Inc. (b).........................      5.25%        01/15/22           5,855,766
       1,360,000  CenterPoint Energy Houston Electric LLC.........................      2.25%        08/01/22           1,372,763
      16,020,000  CenterPoint Energy, Inc.........................................      2.50%        09/01/22          16,257,877
       7,070,000  CenterPoint Energy, Inc., SOFR + 0.65% (a)......................      0.70%        05/13/24           7,077,247
       9,529,000  Dominion Energy, Inc., Series B.................................      2.75%        01/15/22           9,556,209
       7,000,000  Dominion Energy, Inc., Series D, 3 Mo. LIBOR +
                     0.53% (a)....................................................      0.65%        09/15/23           7,005,077
       5,900,000  Duke Energy Corp., 3 Mo. LIBOR + 0.65% (a)......................      0.76%        03/11/22           5,912,217
       3,574,000  Duke Energy Corp................................................      2.40%        08/15/22           3,624,433
       8,626,000  Duke Energy Corp................................................      3.05%        08/15/22           8,749,325
       3,000,000  Duke Energy Corp., SOFR + 0.25% (a).............................      0.30%        06/10/23           3,001,207
       3,155,000  Duke Energy Florida LLC, Series A, 3 Mo. LIBOR +
                     0.25% (a)....................................................      0.37%        11/26/21           3,155,642
      18,702,000  Entergy Corp....................................................      4.00%        07/15/22          19,034,540
      23,956,000  Exelon Generation Co. LLC.......................................      3.40%        03/15/22          24,161,691
       7,302,000  NextEra Energy Capital Holdings, Inc............................      2.90%        04/01/22           7,378,095
       5,260,000  NextEra Energy Capital Holdings, Inc., SOFR +
                     0.54% (a)....................................................      0.59%        03/01/23           5,281,578
      15,040,000  NextEra Energy Capital Holdings, Inc............................      0.65%        03/01/23          15,063,057
      10,000,000  NextEra Energy Capital Holdings, Inc., SOFR +
                     0.40% (a)....................................................      0.45%        11/03/23          10,006,458
      15,000,000  Oklahoma Gas and Electric Co....................................      0.55%        05/26/23          14,961,011
      14,540,000  Pacific Gas and Electric Co., 3 Mo. LIBOR + 1.38% (a)...........      1.50%        11/15/21          14,541,472
       4,018,000  Pacific Gas and Electric Co., 3 Mo. LIBOR + 1.48% (a)...........      1.60%        06/16/22           4,018,811
      12,526,000  Pacific Gas and Electric Co.....................................      1.75%        06/16/22          12,498,081
       4,200,000  PPL Electric Utilities Corp., SOFR + 0.33% (a)..................      0.38%        06/24/24           4,202,856
       2,357,000  Public Service Enterprise Group, Inc............................      2.00%        11/15/21           2,357,766
       6,923,000  Sempra Energy...................................................      2.88%        10/01/22           7,027,333
      15,000,000  Southern California Edison Co., SOFR + 0.64% (a)................      0.69%        04/03/23          15,037,610
       4,000,000  Southern California Edison Co., Series F, SOFR +
                     0.35% (a)....................................................      0.40%        06/13/22           4,002,098
       4,000,000  Southern California Edison Co., Series J........................      0.70%        08/01/23           3,994,125
                                                                                                                 ----------------
                                                                                                                      260,777,965
                                                                                                                 ----------------


Page 10                 See Notes to Financial Statements


FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2021


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ----------------
CORPORATE BONDS AND NOTES (CONTINUED)

                  FOOD -- 0.3%
$     10,000,000  Conagra Brands, Inc.............................................      0.50%        08/11/23    $      9,961,065
       1,432,000  Kroger (The) Co.................................................      3.40%        04/15/22           1,441,076
                                                                                                                 ----------------
                                                                                                                       11,402,141
                                                                                                                 ----------------
                  GAS -- 0.5%
      10,200,000  CenterPoint Energy Resources Corp., 3 Mo. LIBOR +
                     0.50% (a)....................................................      0.62%        03/02/23          10,202,864
       7,000,000  CenterPoint Energy Resources Corp...............................      0.70%        03/02/23           6,983,268
       5,000,000  Southern California Gas Co., 3 Mo. LIBOR + 0.35% (a)............      0.47%        09/14/23           5,000,896
                                                                                                                 ----------------
                                                                                                                       22,187,028
                                                                                                                 ----------------
                  HEALTH CARE PRODUCTS -- 1.6%
       7,232,000  Boston Scientific Corp..........................................      3.38%        05/15/22           7,346,056
      16,000,000  PerkinElmer, Inc................................................      0.55%        09/15/23          15,958,115
       6,000,000  Thermo Fisher Scientific, Inc., SOFR + 0.35% (a)................      0.40%        04/18/23           6,001,685
      10,000,000  Thermo Fisher Scientific, Inc., SOFR + 0.39% (a)................      0.44%        10/18/23          10,007,753
      10,000,000  Thermo Fisher Scientific, Inc...................................      0.80%        10/18/23          10,003,492
       1,000,000  Thermo Fisher Scientific, Inc., SOFR + 0.53% (a)................      0.58%        10/18/24           1,001,685
      20,731,000  Zimmer Biomet Holdings, Inc.....................................      3.15%        04/01/22          20,869,254
                                                                                                                 ----------------
                                                                                                                       71,188,040
                                                                                                                 ----------------
                  HEALTH CARE SERVICES -- 0.5%
      11,754,000  Anthem, Inc.....................................................      3.13%        05/15/22          11,926,573
       9,500,000  Humana, Inc.....................................................      0.65%        08/03/23           9,494,801
                                                                                                                 ----------------
                                                                                                                       21,421,374
                                                                                                                 ----------------
                  INSURANCE -- 2.4%
      13,125,000  Athene Global Funding, 3 Mo. LIBOR + 1.23% (a) (b)..............      1.36%        07/01/22          13,224,020
       5,246,000  Athene Global Funding (b).......................................      3.00%        07/01/22           5,327,820
       5,000,000  Athene Global Funding, SOFR + 0.70% (a) (b).....................      0.75%        05/24/24           5,027,689
       3,000,000  Brighthouse Financial Global Funding, SOFR +
                     0.76% (a) (b)................................................      0.81%        04/12/24           3,026,182
      25,000,000  MET Tower Global Funding, SOFR + 0.55% (a) (b)..................      0.60%        01/17/23          25,121,159
       2,000,000  Metropolitan Life Global Funding I, SOFR +
                     0.57% (a) (b)................................................      0.62%        01/13/23           2,008,687
       7,000,000  Metropolitan Life Global Funding I, SOFR +
                     0.30% (a) (b)................................................      0.35%        09/27/24           7,013,321
      25,000,000  New York Life Global Funding, 3 Mo. LIBOR +
                     0.28% (a) (b)................................................      0.40%        01/10/23          25,063,396
      13,054,000  Principal Life Global Funding II, SOFR + 0.45% (a) (b)..........      0.50%        04/12/24          13,104,099
       5,000,000  Principal Life Global Funding II, SOFR + 0.38% (a) (b)..........      0.43%        08/23/24           5,010,640
       3,625,000  Reliance Standard Life Global Funding II (b)....................      2.63%        07/22/22           3,673,844
                                                                                                                 ----------------
                                                                                                                      107,600,857
                                                                                                                 ----------------
                  INTERNET -- 0.2%
       6,633,000  TD Ameritrade Holding Corp., 3 Mo. LIBOR +
                     0.43% (a)....................................................      0.56%        11/01/21           6,633,000
                                                                                                                 ----------------
                  LODGING -- 0.2%
       7,000,000  Hyatt Hotels Corp., SOFR + 1.05% (a)............................      1.10%        10/01/23           7,023,369
       3,000,000  Hyatt Hotels Corp...............................................      1.30%        10/01/23           3,003,130
                                                                                                                 ----------------
                                                                                                                       10,026,499
                                                                                                                 ----------------
                  MACHINERY-CONSTRUCTION & MINING -- 0.1%
       3,000,000  Caterpillar Financial Services Corp., Medium-Term Note..........      0.95%        05/13/22           3,010,983
                                                                                                                 ----------------


                        See Notes to Financial Statements                Page 11


FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2021


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ----------------
CORPORATE BONDS AND NOTES (CONTINUED)

                  MACHINERY-DIVERSIFIED -- 0.9%
$     15,000,000  John Deere Capital Corp., Medium-Term Note, 3 Mo.
                     LIBOR + 0.49% (a)............................................      0.60%        06/13/22    $     15,042,500
      10,000,000  John Deere Capital Corp., Medium-Term Note, SOFR +
                     0.12% (a)....................................................      0.17%        07/10/23          10,005,965
       5,000,000  Otis Worldwide Corp., 3 Mo. LIBOR + 0.45% (a)...................      0.58%        04/05/23           5,000,393
      10,000,000  Rockwell Automation, Inc........................................      0.35%        08/15/23           9,982,516
                                                                                                                 ----------------
                                                                                                                       40,031,374
                                                                                                                 ----------------
                  MEDIA -- 0.9%
      20,879,000  Charter Communications Operating LLC / Charter
                     Communications Operating Capital.............................      4.46%        07/23/22          21,306,990
      11,612,000  Charter Communications Operating LLC / Charter
                     Communications Operating Capital, 3 Mo. LIBOR +
                     1.65% (a)....................................................      1.78%        02/01/24          11,929,884
       5,000,000  Walt Disney (The) Co., 3 Mo. LIBOR + 0.39% (a)..................      0.51%        09/01/22           5,014,725
                                                                                                                 ----------------
                                                                                                                       38,251,599
                                                                                                                 ----------------
                  MISCELLANEOUS MANUFACTURING -- 0.1%
       4,188,000  General Electric Co., Global Medium-Term Note...................      3.15%        09/07/22           4,289,125
                                                                                                                 ----------------
                  OIL & GAS -- 1.1%
       9,169,000  BP Capital Markets America, Inc., 3 Mo. LIBOR +
                     0.65% (a)....................................................      0.77%        09/19/22           9,210,384
      12,796,000  Chevron Corp....................................................      2.41%        03/03/22          12,843,835
      16,153,000  ConocoPhillips Co., 3 Mo. LIBOR + 0.90% (a).....................      1.02%        05/15/22          16,216,961
      10,308,000  Phillips 66, Series WI..........................................      4.30%        04/01/22          10,475,998
                                                                                                                 ----------------
                                                                                                                       48,747,178
                                                                                                                 ----------------
                  PHARMACEUTICALS -- 2.6%
      10,148,000  AbbVie, Inc., 3 Mo. LIBOR + 0.46% (a)...........................      0.59%        11/19/21          10,149,352
      18,715,000  AbbVie, Inc.....................................................      2.15%        11/19/21          18,731,278
      12,000,000  AbbVie, Inc., 3 Mo. LIBOR + 0.65% (a)...........................      0.78%        11/21/22          12,079,863
      19,780,000  Astrazeneca Finance LLC.........................................      0.70%        05/28/24          19,784,324
      17,825,000  Bayer US Finance II LLC (b).....................................      3.88%        12/15/23          18,829,243
       6,000,000  Bristol-Myers Squibb Co., 3 Mo. LIBOR + 0.38% (a)...............      0.50%        05/16/22           6,016,043
       1,129,000  Cigna Corp......................................................      3.75%        07/15/23           1,185,866
       6,609,000  CVS Health Corp.................................................      3.50%        07/20/22           6,715,755
      21,939,000  Viatris, Inc....................................................      1.13%        06/22/22          22,018,560
                                                                                                                 ----------------
                                                                                                                      115,510,284
                                                                                                                 ----------------
                  PIPELINES -- 2.8%
       3,420,000  Energy Transfer, L.P. / Regency Energy Finance Corp.............      5.88%        03/01/22           3,434,694
       9,800,000  Energy Transfer, L.P. / Regency Energy Finance Corp.............      5.00%        10/01/22          10,079,015
       6,442,000  Enterprise Products Operating LLC...............................      3.50%        02/01/22           6,492,365
       6,185,000  Enterprise Products Operating LLC...............................      4.05%        02/15/22           6,249,438
       7,000,000  Enterprise Products Operating LLC...............................      3.35%        03/15/23           7,220,364
      16,903,000  Kinder Morgan Energy Partners, L.P..............................      4.15%        03/01/22          17,105,225
       3,150,000  ONEOK Partners, L.P.............................................      3.38%        10/01/22           3,204,091
      20,268,000  Plains All American Pipeline, L.P. / PAA Finance Corp...........      3.65%        06/01/22          20,467,601
       9,700,000  Southern Natural Gas Co. LLC (b)................................      0.63%        04/28/23           9,673,029
      20,019,000  Williams Cos., (The), Inc.......................................      3.60%        03/15/22          20,143,551
      16,770,000  Williams Cos., (The), Inc.......................................      3.35%        08/15/22          17,022,041
                                                                                                                 ----------------
                                                                                                                      121,091,414
                                                                                                                 ----------------


Page 12                 See Notes to Financial Statements


FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2021


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ----------------
CORPORATE BONDS AND NOTES (CONTINUED)

                  REAL ESTATE INVESTMENT TRUSTS -- 0.3%
$     15,190,000  Public Storage, SOFR + 0.47% (a)................................      0.52%        04/23/24    $     15,203,704
                                                                                                                 ----------------
                  RETAIL -- 0.3%
       5,000,000  7-Eleven, Inc., 3 Mo. LIBOR + 0.45% (a) (b).....................      0.58%        08/10/22           5,001,067
       5,682,000  AutoZone, Inc...................................................      3.70%        04/15/22           5,719,899
       3,957,000  O'reilly Automotive, Inc........................................      3.80%        09/01/22           4,031,872
                                                                                                                 ----------------
                                                                                                                       14,752,838
                                                                                                                 ----------------
                  SEMICONDUCTORS -- 1.7%
       5,000,000  Analog Devices, Inc., SOFR + 0.25% (a)..........................      0.30%        10/01/24           5,007,290
      10,000,000  Intel Corp., 3 Mo. LIBOR + 0.35% (a)............................      0.48%        05/11/22          10,018,301
      25,352,000  Maxim Integrated Products, Inc..................................      3.38%        03/15/23          26,105,365
       7,000,000  Microchip Technology, Inc.......................................      4.33%        06/01/23           7,357,009
       5,820,000  Microchip Technology, Inc. (b)..................................      0.98%        09/01/24           5,761,645
      18,400,000  Skyworks Solutions, Inc.........................................      0.90%        06/01/23          18,405,803
                                                                                                                 ----------------
                                                                                                                       72,655,413
                                                                                                                 ----------------
                  SOFTWARE -- 1.8%
       2,270,000  Autodesk, Inc...................................................      3.60%        12/15/22           2,326,693
       4,192,000  Cadence Design Systems, Inc.....................................      4.38%        10/15/24           4,545,766
       1,500,000  Fiserv, Inc.....................................................      3.50%        10/01/22           1,529,753
      16,712,000  Infor, Inc. (b).................................................      1.45%        07/15/23          16,848,954
      17,376,000  Oracle Corp.....................................................      2.50%        05/15/22          17,516,493
       4,000,000  Roper Technologies, Inc.........................................      2.80%        12/15/21           4,003,683
       8,287,000  Roper Technologies, Inc.........................................      0.45%        08/15/22           8,288,684
      18,780,000  VMware, Inc.....................................................      2.95%        08/21/22          19,098,104
       7,000,000  VMware, Inc.....................................................      0.60%        08/15/23           6,988,828
                                                                                                                 ----------------
                                                                                                                       81,146,958
                                                                                                                 ----------------
                  TELECOMMUNICATIONS -- 1.1%
      16,931,000  AT&T, Inc.......................................................      3.00%        06/30/22          17,133,055
       9,936,000  AT&T, Inc., SOFR + 0.64% (a)....................................      0.69%        03/25/24           9,946,401
      10,000,000  AT&T, Inc., 3 Mo. LIBOR + 1.18% (a).............................      1.29%        06/12/24          10,205,555
      11,421,000  Verizon Communications, Inc., SOFR + 0.50% (a)..................      0.55%        03/22/24          11,480,191
                                                                                                                 ----------------
                                                                                                                       48,765,202
                                                                                                                 ----------------
                  TRANSPORTATION -- 0.5%
       1,312,000  Ryder System, Inc., Medium-Term Note............................      2.80%        03/01/22           1,320,075
      20,227,000  Ryder System, Inc., Medium-Term Note............................      2.50%        09/01/22          20,545,693
                                                                                                                 ----------------
                                                                                                                       21,865,768
                                                                                                                 ----------------
                  TRUCKING & LEASING -- 0.2%
       9,005,000  GATX Corp., 3 Mo. LIBOR + 0.72% (a).............................      0.84%        11/05/21           9,005,450
       1,440,000  Penske Truck Leasing Co., L.P. / PTL Finance Corp. (b)..........      4.88%        07/11/22           1,482,736
                                                                                                                 ----------------
                                                                                                                       10,488,186
                                                                                                                 ----------------
                  TOTAL CORPORATE BONDS AND NOTES..............................................................     1,948,155,763
                  (Cost $1,946,588,603)                                                                          ----------------



                                                                                     ANNUALIZED
   PRINCIPAL                                                                        YIELD ON DATE     STATED
     VALUE                                  DESCRIPTION                              OF PURCHASE     MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ----------------
COMMERCIAL PAPER -- 26.9%

                  AGRICULTURE -- 0.5%
      20,000,000  BAT International Finance PLC...................................      0.16%        11/01/21          20,000,000
                                                                                                                 ----------------


                        See Notes to Financial Statements                Page 13


FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2021


                                                                                     ANNUALIZED
   PRINCIPAL                                                                        YIELD ON DATE     STATED
     VALUE                                  DESCRIPTION                              OF PURCHASE     MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ----------------
COMMERCIAL PAPER (CONTINUED)

                  AUTO MANUFACTURERS -- 1.3%
$     10,000,000  General Motors Financial Co., Inc...............................      0.30%        11/04/21    $      9,999,750
      18,500,000  Harley-Davidson Financial Services, Inc.........................      0.26%        11/05/21          18,499,465
      15,000,000  Harley-Davidson Financial Services, Inc.........................      0.24%        11/09/21          14,999,200
      15,000,000  Harley-Davidson Financial Services, Inc.........................      0.26%        11/18/21          14,998,158
                                                                                                                 ----------------
                                                                                                                       58,496,573
                                                                                                                 ----------------
                  BEVERAGES -- 0.3%
      14,000,000  Constellation Brands, Inc.......................................      0.19%        11/05/21          13,999,704
                                                                                                                 ----------------
                  CHEMICALS -- 2.2%
      15,000,000  EI du Pont de Nemours and Co....................................      0.33%        12/01/21          14,995,991
      15,000,000  FMC Corp........................................................      0.35%        11/01/21          15,000,000
      10,000,000  FMC Corp........................................................      0.41%        11/05/21           9,999,555
      20,000,000  International Flavors & Fragrances, Inc.........................      0.30%        11/29/21          19,995,332
      15,000,000  International Flavors & Fragrances, Inc.........................      0.30%        12/10/21          14,995,125
      20,000,000  International Flavors & Fragrances, Inc.........................      0.30%        12/15/21          19,992,666
                                                                                                                 ----------------
                                                                                                                       94,978,669
                                                                                                                 ----------------
                  DIVERSIFIED FINANCIAL SERVICES -- 2.7%
      18,000,000  Aviation Capital Group LLC......................................      0.19%        11/01/21          18,000,000
      15,000,000  CNPC Finance HK Ltd.............................................      0.27%        11/08/21          14,999,212
      16,564,000  CNPC Finance HK Ltd.............................................      0.31%        11/15/21          16,562,003
      15,000,000  CNPC Finance HK Ltd.............................................      0.30%        11/29/21          14,996,500
      18,000,000  Intercontinental Exchange, Inc..................................      0.18%        11/01/21          18,000,000
      20,000,000  Intercontinental Exchange, Inc..................................      0.19%        11/04/21          19,999,683
      15,000,000  Mitsubishi HC Capital America, Inc..............................      0.23%        11/23/21          14,997,892
                                                                                                                 ----------------
                                                                                                                      117,555,290
                                                                                                                 ----------------
                  ELECTRIC -- 2.1%
      15,000,000  Dominion Energy, Inc............................................      0.15%        11/03/21          14,999,875
       8,000,000  Edison International............................................      0.34%        11/08/21           7,999,471
      10,000,000  Enel Finance America LLC........................................      0.36%        11/16/21           9,998,539
      15,000,000  Enel Finance America LLC........................................      0.42%        03/21/22          14,976,025
      23,000,000  Public Service Enterprise Group, Inc............................      0.16%        11/09/21          22,999,182
      20,000,000  Public Service Enterprise Group, Inc............................      0.25%        01/18/22          19,989,165
                                                                                                                 ----------------
                                                                                                                       90,962,257
                                                                                                                 ----------------
                  ELECTRONICS -- 1.8%
      15,000,000  Arrow Electronics, Inc..........................................      0.25%        11/09/21          14,999,166
      15,000,000  Jabil, Inc......................................................      0.43%        11/09/21          14,998,600
      20,000,000  Jabil, Inc......................................................      0.46%        11/17/21          19,995,999
      20,000,000  Jabil, Inc......................................................      0.46%        11/18/21          19,995,749
      10,000,000  Jabil, Inc......................................................      0.46%        11/19/21           9,997,750
                                                                                                                 ----------------
                                                                                                                       79,987,264
                                                                                                                 ----------------
                  FOOD -- 1.9%
      20,458,000  Conagra Brands, Inc.............................................  0.22% - 0.24%    11/15/21          20,456,130
      15,000,000  Conagra Brands, Inc.............................................      0.30%        01/21/22          14,989,873
       9,500,000  Smithfield Foods, Inc...........................................      0.23%        11/10/21           9,499,454
      15,000,000  Smithfield Foods, Inc...........................................      0.25%        11/16/21          14,998,437
      15,000,000  Smithfield Foods, Inc...........................................      0.25%        11/18/21          14,998,229
      10,000,000  Smithfield Foods, Inc...........................................      0.25%        11/22/21           9,998,542
                                                                                                                 ----------------
                                                                                                                       84,940,665
                                                                                                                 ----------------


Page 14                 See Notes to Financial Statements


FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2021


                                                                                     ANNUALIZED
   PRINCIPAL                                                                        YIELD ON DATE     STATED
     VALUE                                  DESCRIPTION                              OF PURCHASE     MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ----------------
COMMERCIAL PAPER (CONTINUED)

                  HEALTH CARE PRODUCTS -- 0.8%
$     20,000,000  Baxter International, Inc.......................................      0.26%        01/13/22    $     19,989,454
      15,000,000  Danaher Corp....................................................      0.20%        11/15/21          14,998,833
                                                                                                                 ----------------
                                                                                                                       34,988,287
                                                                                                                 ----------------
                  HEALTH CARE SERVICES -- 0.3%
      15,000,000  Humana, Inc.....................................................      0.18%        11/04/21          14,999,775
                                                                                                                 ----------------
                  MINING -- 1.2%
      10,000,000  Glencore Funding LLC............................................      0.23%        11/03/21           9,999,872
      15,000,000  Glencore Funding LLC............................................      0.25%        11/08/21          14,999,271
      10,000,000  Glencore Funding LLC............................................      0.25%        11/17/21           9,998,888
      10,000,000  Glencore Funding LLC............................................      0.24%        12/08/21           9,997,533
      10,000,000  Glencore Funding LLC............................................      0.25%        01/13/22           9,994,930
                                                                                                                 ----------------
                                                                                                                       54,990,494
                                                                                                                 ----------------
                  MISCELLANEOUS MANUFACTURING -- 1.1%
      10,000,000  Parker-Hannifin Corp............................................      0.25%        11/05/21           9,999,722
      20,000,000  Parker-Hannifin Corp............................................      0.24%        12/07/21          19,995,200
      20,000,000  Parker-Hannifin Corp............................................      0.33%        01/20/22          19,985,332
                                                                                                                 ----------------
                                                                                                                       49,980,254
                                                                                                                 ----------------
                  OIL & GAS -- 1.2%
      15,000,000  Sinopec Century Bright Capital Investment America LLC...........      0.23%        11/12/21          14,998,946
      15,000,000  Sinopec Century Bright Capital Investment America LLC...........      0.25%        11/29/21          14,997,083
      10,000,000  Sinopec Century Bright Capital Investment Ltd...................      0.21%        11/18/21           9,999,008
      15,000,000  Suncor Energy, Inc..............................................      0.19%        11/10/21          14,999,288
                                                                                                                 ----------------
                                                                                                                       54,994,325
                                                                                                                 ----------------
                  PHARMACEUTICALS -- 1.4%
      15,000,000  Cigna Corp......................................................      0.20%        11/17/21          14,998,666
      15,000,000  Cigna Corp......................................................      0.25%        02/11/22          14,989,369
      10,000,000  Viatris, Inc....................................................      0.39%        11/10/21           9,999,050
      15,000,000  Viatris, Inc....................................................      0.38%        11/19/21          14,997,150
       6,000,000  Viatris, Inc....................................................      0.28%        12/01/21           5,998,600
                                                                                                                 ----------------
                                                                                                                       60,982,835
                                                                                                                 ----------------
                  PIPELINES -- 2.5%
      10,000,000  Enbridge US, Inc................................................      0.20%        11/02/21           9,999,945
      18,000,000  Enbridge US, Inc................................................      0.20%        11/30/21          17,997,100
      15,000,000  Enbridge US, Inc................................................      0.20%        12/03/21          14,997,333
      14,000,000  Enbridge US, Inc................................................      0.20%        12/10/21          13,996,966
      35,000,000  ETP Legacy, L.P.................................................      0.35%        11/01/21          35,000,000
      20,000,000  ONEOK, Inc......................................................      0.27%        11/08/21          19,998,950
                                                                                                                 ----------------
                                                                                                                      111,990,294
                                                                                                                 ----------------
                  REAL ESTATE INVESTMENT TRUSTS -- 2.8%
      20,000,000  Alexandria Real Estate Equities, Inc............................      0.16%        11/03/21          19,999,822
      20,000,000  Crown Castle International Corp.................................      0.25%        11/10/21          19,998,750
      15,000,000  Crown Castle International Corp.................................      0.30%        11/17/21          14,998,000
      20,000,000  Healthpeak Properties, Inc......................................      0.17%        11/02/21          19,999,905
      20,000,000  Healthpeak Properties, Inc......................................      0.20%        12/01/21          19,996,667
      10,000,000  Welltower, Inc..................................................      0.16%        11/02/21           9,999,956
      18,100,000  Welltower, Inc..................................................      0.15%        11/05/21          18,099,698
                                                                                                                 ----------------
                                                                                                                      123,092,798
                                                                                                                 ----------------


                        See Notes to Financial Statements                Page 15


FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2021


                                                                                     ANNUALIZED
   PRINCIPAL                                                                        YIELD ON DATE     STATED
     VALUE                                  DESCRIPTION                              OF PURCHASE     MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ----------------
COMMERCIAL PAPER (CONTINUED)

                  RETAIL -- 0.3%
$     15,000,000  Walgreens Boots Alliance, Inc...................................      0.18%        11/03/21    $     14,999,850
                                                                                                                 ----------------
                  SOFTWARE -- 1.8%
      10,000,000  Fidelity National Information Services, Inc.....................      0.20%        11/02/21           9,999,944
      10,000,000  Fidelity National Information Services, Inc.....................      0.20%        11/08/21           9,999,611
      12,400,000  Fidelity National Information Services, Inc.....................      0.20%        11/10/21          12,399,380
      15,000,000  Fidelity National Information Services, Inc.....................      0.21%        12/02/21          14,997,287
      14,975,000  Fidelity National Information Services, Inc.....................      0.21%        12/06/21          14,971,943
      15,000,000  Fiserv, Inc.....................................................      0.17%        11/16/21          14,998,938
                                                                                                                 ----------------
                                                                                                                       77,367,103
                                                                                                                 ----------------
                  TELECOMMUNICATIONS -- 0.7%
      10,000,000  Rogers Communications, Inc......................................      0.17%        11/16/21           9,999,292
      20,000,000  Rogers Communications, Inc......................................      0.29%        01/27/22          19,985,981
                                                                                                                 ----------------
                                                                                                                       29,985,273
                                                                                                                 ----------------
                  TOTAL COMMERCIAL PAPER.......................................................................     1,189,291,710
                  (Cost $1,189,291,709)                                                                          ----------------



   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ----------------
FOREIGN CORPORATE BONDS AND NOTES -- 15.0%

                  AGRICULTURE -- 0.1%
       6,248,000  BAT International Finance PLC (b)...............................      3.25%        06/07/22           6,352,618
                                                                                                                 ----------------
                  AUTO MANUFACTURERS -- 0.2%
       5,500,000  BMW Finance N.V., 3 Mo. LIBOR + 0.79% (a) (b)...................      0.91%        08/12/22           5,532,094
       2,809,000  BMW Finance N.V. (b)............................................      2.25%        08/12/22           2,850,510
                                                                                                                 ----------------
                                                                                                                        8,382,604
                                                                                                                 ----------------
                  BANKS -- 12.9%
       2,500,000  ANZ New Zealand Int'l Ltd./London, 3 Mo. LIBOR +
                     1.00% (a) (b)................................................      1.12%        01/25/22           2,506,051
       4,000,000  Australia & New Zealand Banking Group Ltd., 3 Mo.
                     LIBOR + 0.49% (a) (b)........................................      0.62%        11/21/22           4,018,009
      10,000,000  Bank of Montreal, Medium-Term Note, SOFR +
                     0.32% (a)....................................................      0.37%        07/09/24          10,028,527
      25,000,000  Bank of Nova Scotia (The), SOFR + 0.45% (a).....................      0.49%        04/15/24          25,128,432
       8,000,000  Bank of Nova Scotia (The), SOFR + 0.38% (a).....................      0.43%        07/31/24           8,029,895
       5,000,000  Banque Federative du Credit Mutuel S.A., SOFR +
                     0.41% (a) (b)................................................      0.46%        02/04/25           5,012,365
       3,181,000  Barclays Bank PLC...............................................      1.70%        05/12/22           3,201,090
       9,446,000  Barclays PLC....................................................      3.68%        01/10/23           9,502,301
      11,102,000  Barclays PLC (c)................................................      4.61%        02/15/23          11,230,518
       2,343,000  Barclays PLC (c)................................................      4.34%        05/16/24           2,466,738
      25,000,000  BPCE S.A., Medium-Term Note, 3 Mo. LIBOR +
                     0.88% (a)....................................................      1.00%        05/31/22          25,123,933
      17,625,000  Canadian Imperial Bank of Commerce, SOFR +
                     0.80% (a)....................................................      0.85%        03/17/23          17,755,547
       8,500,000  Canadian Imperial Bank of Commerce, SOFR +
                     0.34% (a)....................................................      0.39%        06/22/23           8,514,758
       7,000,000  Commonwealth Bank of Australia, 3 Mo. LIBOR +
                     0.70% (a) (b)................................................      0.82%        03/10/22           7,016,460
      13,425,000  Cooperatieve Rabobank UA (b)....................................      3.88%        09/26/23          14,230,636


Page 16                 See Notes to Financial Statements


FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2021


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ----------------
FOREIGN CORPORATE BONDS AND NOTES (CONTINUED)

                  BANKS (CONTINUED)
$      9,816,000  Cooperatieve Rabobank UA/NY, 3 Mo. LIBOR +
                     0.83% (a)....................................................      0.95%        01/10/22    $      9,832,109
       3,407,000  Credit Suisse AG/New York NY....................................      2.10%        11/12/21           3,408,677
      15,000,000  Credit Suisse AG/New York NY, SOFR + 0.38% (a)..................      0.43%        08/09/23          15,046,504
       5,000,000  Credit Suisse AG/New York NY....................................      0.52%        08/09/23           4,992,557
       5,000,000  Credit Suisse Group AG (b) (c)..................................      3.00%        12/14/23           5,117,402
      17,401,000  Credit Suisse Group Funding Guernsey Ltd........................      3.80%        09/15/22          17,899,906
       5,000,000  Danske Bank A/S (b) (c).........................................      0.98%        09/10/25           4,963,324
       3,911,000  Deutsche Bank AG/New York NY....................................      3.30%        11/16/22           4,015,991
       3,812,000  Deutsche Bank AG/New York NY....................................      3.95%        02/27/23           3,962,342
       9,273,000  Deutsche Bank AG/New York NY, Series D..........................      5.00%        02/14/22           9,388,542
       6,000,000  DNB Bank ASA, 3 Mo. LIBOR + 0.62% (a) (b).......................      0.74%        12/02/22           6,036,650
       6,200,000  Federation des Caisses Desjardins du Quebec, SOFR +
                     0.43% (a) (b)................................................      0.48%        05/21/24           6,213,557
       2,980,000  ING Groep N.V., 3 Mo. LIBOR + 1.15% (a).........................      1.28%        03/29/22           2,994,811
       9,135,000  ING Groep N.V...................................................      3.15%        03/29/22           9,237,587
       6,000,000  ING Groep N.V., 3 Mo. LIBOR + 1.00% (a).........................      1.13%        10/02/23           6,096,887
       5,259,000  Lloyds Bank PLC.................................................      2.25%        08/14/22           5,339,302
      12,749,000  Lloyds Banking Group PLC (c)....................................      2.86%        03/17/23          12,859,739
      14,770,000  Lloyds Banking Group PLC (c)....................................      2.91%        11/07/23          15,104,096
      10,000,000  Macquarie Group Ltd. (b) (c)....................................      3.19%        11/28/23          10,258,784
       5,000,000  Macquarie Group Ltd. (b) (c)....................................      1.20%        10/14/25           4,971,773
       1,500,000  Mitsubishi UFJ Financial Group, Inc., 3 Mo. LIBOR +
                     0.92% (a)....................................................      1.05%        02/22/22           1,503,853
      13,685,000  Mitsubishi UFJ Financial Group, Inc., 3 Mo. LIBOR +
                     0.79% (a)....................................................      0.91%        07/25/22          13,752,410
       9,446,000  Mitsubishi UFJ Financial Group, Inc.............................      2.67%        07/25/22           9,601,595
      10,991,000  Mitsubishi UFJ Financial Group, Inc., 3 Mo. LIBOR +
                     0.74% (a)....................................................      0.86%        03/02/23          11,080,915
       6,295,000  Mizuho Financial Group, Inc. (c)................................      2.72%        07/16/23           6,387,835
       3,306,000  Mizuho Financial Group, Inc. (c)................................      0.85%        09/08/24           3,306,395
      21,542,000  National Bank of Canada (c).....................................      0.90%        08/15/23          21,595,638
       5,000,000  National Bank of Canada, SOFR + 0.49% (a).......................      0.54%        08/06/24           5,016,041
       2,175,000  NatWest Markets PLC, SOFR + 1.66% (a) (b).......................      1.71%        09/29/22           2,203,554
       5,440,000  NatWest Markets PLC (b).........................................      3.63%        09/29/22           5,597,312
       7,600,000  NatWest Markets PLC, 3 Mo. LIBOR + 1.47% (a)....................      1.59%        05/15/23           7,651,966
      14,885,000  NatWest Markets PLC, SOFR + 0.53% (a) (b).......................      0.58%        08/12/24          14,948,631
      13,890,000  Nordea Bank Abp (b).............................................      4.25%        09/21/22          14,337,343
       8,000,000  Royal Bank of Canada, SOFR + 0.36% (a)..........................      0.41%        07/29/24           8,021,085
       9,000,000  Royal Bank of Canada, Global Medium-Term Note, 3 Mo.
                     LIBOR + 0.47% (a)............................................      0.60%        04/29/22           9,020,934
      18,454,000  Royal Bank of Canada, Global Medium-Term Note, SOFR
                     + 0.30% (a)..................................................      0.35%        01/19/24          18,480,867
       1,300,000  Santander UK Group Holdings PLC.................................      3.57%        01/10/23           1,307,627
       4,000,000  Skandinaviska Enskilda Banken AB, 3 Mo. LIBOR +
                     0.65% (a) (b)................................................      0.76%        12/12/22           4,028,004
       4,139,000  Sumitomo Mitsui Financial Group, Inc., 3 Mo. LIBOR +
                     0.97% (a)....................................................      1.09%        01/11/22           4,146,283
      11,743,000  Sumitomo Mitsui Financial Group, Inc............................      2.78%        07/12/22          11,940,866
       4,607,000  Sumitomo Mitsui Financial Group, Inc............................      3.10%        01/17/23           4,745,989
      10,000,000  Sumitomo Mitsui Trust Bank Ltd., SOFR +
                     0.44% (a) (b)................................................      0.49%        09/16/24          10,031,117


                        See Notes to Financial Statements                Page 17


FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2021


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ----------------
FOREIGN CORPORATE BONDS AND NOTES (CONTINUED)

                  BANKS (CONTINUED)
$      5,000,000  UBS AG, SOFR + 0.45% (a) (b)....................................      0.50%        08/09/24    $      5,028,654
      11,482,000  UBS AG/London (b)...............................................      1.75%        04/21/22          11,542,005
       3,000,000  UBS AG/London, SOFR + 0.32% (a) (b).............................      0.37%        06/01/23           3,009,556
      15,681,000  UBS Group AG, 3 Mo. LIBOR + 1.53% (a) (b).......................      1.66%        02/01/22          15,743,613
       7,332,000  UBS Group AG (b)................................................      3.49%        05/23/23           7,448,831
      13,715,000  UBS Group AG (b) (c)............................................      2.86%        08/15/23          13,955,980
       5,000,000  Westpac Banking Corp., 3 Mo. LIBOR + 0.71% (a)..................      0.84%        06/28/22           5,023,639
       7,000,000  Westpac Banking Corp., 3 Mo. LIBOR + 0.39% (a)..................      0.51%        01/13/23           7,031,075
                                                                                                                 ----------------
                                                                                                                      568,995,413
                                                                                                                 ----------------
                  BEVERAGES -- 0.7%
      14,861,000  Heineken NV (b).................................................      3.40%        04/01/22          15,045,754
      11,000,000  JDE Peet's N.V. (b).............................................      0.80%        09/24/24          10,878,015
       5,955,000  Pernod Ricard SA (b)............................................      4.25%        07/15/22           6,111,788
                                                                                                                 ----------------
                                                                                                                       32,035,557
                                                                                                                 ----------------
                  CHEMICALS -- 0.1%
       5,575,000  Nutrien Ltd.....................................................      1.90%        05/13/23           5,669,625
                                                                                                                 ----------------
                  DIVERSIFIED FINANCIAL SERVICES -- 0.1%
       4,775,000  AerCap Ireland Capital DAC / AerCap Global Aviation
                     Trust........................................................      3.95%        02/01/22           4,801,351
                                                                                                                 ----------------
                  MINING -- 0.3%
      10,889,000  Glencore Finance Canada Ltd. (b)................................      4.25%        10/25/22          11,262,928
                                                                                                                 ----------------
                  MISCELLANEOUS MANUFACTURING -- 0.4%
       9,200,000  Siemens Financieringsmaatschappij N.V., 3 Mo. LIBOR +
                     0.61% (a) (b)................................................      0.73%        03/16/22           9,220,110
       6,000,000  Siemens Financieringsmaatschappij N.V., SOFR +
                     0.43% (a) (b)................................................      0.48%        03/11/24           6,044,974
                                                                                                                 ----------------
                                                                                                                       15,265,084
                                                                                                                 ----------------
                  OIL & GAS -- 0.0%
       1,250,000  Canadian Natural Resources Ltd..................................      2.95%        01/15/23           1,280,522
                                                                                                                 ----------------
                  PIPELINES -- 0.2%
       2,000,000  Enbridge, Inc., SOFR + 0.40% (a)................................      0.45%        02/17/23           2,004,558
       5,442,000  Enbridge, Inc...................................................      0.55%        10/04/23           5,429,191
                                                                                                                 ----------------
                                                                                                                        7,433,749
                                                                                                                 ----------------
                  TOTAL FOREIGN CORPORATE BONDS AND NOTES......................................................       661,479,451
                  (Cost $660,624,427)                                                                            ----------------

ASSET-BACKED SECURITIES -- 7.9%
                  American Credit Acceptance Receivables Trust
       1,038,199     Series 2020-3, Class A (b)...................................      0.62%        10/13/23           1,038,349
       5,156,624     Series 2020-4, Class A (b)...................................      0.53%        03/13/24           5,159,168
       8,512,426     Series 2021-3, Class A (b)...................................      0.33%        06/13/25           8,506,859
      11,500,000     Series 2021-4, Class A (b)...................................      0.45%        09/15/25          11,509,263
                  Avis Budget Rental Car Funding AESOP LLC
       1,343,333     Series 2016-2A, Class A (b)..................................      2.72%        11/20/22           1,344,851
      12,000,000     Series 2017-2A, Class A (b)..................................      2.97%        03/20/24          12,340,046
                  CarMax Auto Owner Trust
       2,985,713     Series 2020-3, Class A2A.....................................      0.49%        06/15/23           2,986,571
                  Carvana Auto Receivables Trust
       9,500,000     Series 2021-P2, Class A2.....................................      0.30%        07/10/24           9,494,664


Page 18                 See Notes to Financial Statements


FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2021


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ----------------
ASSET-BACKED SECURITIES (CONTINUED)

                  Countrywide Asset-Backed Certificates
$        702,023     Series 2004-SD4, Class M1, 1 Mo. LIBOR +
                        1.13% (a) (b).............................................      1.21%        12/25/34    $        703,149
                  Dell Equipment Finance Trust
      14,870,041     Series 2020-2, Class A2 (b)..................................      0.47%        10/24/22          14,882,899
                  Drive Auto Receivables Trust
       8,000,000     Series 2021-2, Class A2......................................      0.36%        05/15/24           8,002,974
                  DT Auto Owner Trust
       5,570,786     Series 2020-3A, Class A (b)..................................      0.54%        04/15/24           5,575,709
                  Exeter Automobile Receivables Trust
       2,354,025     Series 2020-3A, Class A3.....................................      0.52%        10/16/23           2,354,450
       7,165,000     Series 2020-3A, Class C......................................      1.32%        07/15/25           7,213,506
      10,000,000     Series 2021-3A, Class A2.....................................      0.34%        01/16/24          10,000,890
                  First Investors Auto Owner Trust
       8,062,871     Series 2021-1A, Class A (b)..................................      0.45%        03/16/26           8,059,458
                  Flagship Credit Auto Trust
      14,641,262     Series 2020-4, Class A (b)...................................      0.53%        04/15/25          14,650,614
      11,567,503     Series 2021-3, Class A (b)...................................      0.36%        07/15/27          11,543,059
                  Ford Credit Auto Lease Trust
       9,366,508     Series 2020-A, Class A3......................................      1.85%        03/15/23           9,395,802
         696,861     Series 2020-B, Class A2A.....................................      0.50%        12/15/22             697,009
                  Foursight Capital Automobile Receivables Trust
       4,396,176     Series 2021-1, Class A2 (b)..................................      0.40%        08/15/24           4,396,651
       8,500,000     Series 2021-2, Class A2 (b)..................................      0.40%        04/15/25           8,496,764
                  GLS Auto Receivables Issuer Trust
       1,926,462     Series 2020-4A, Class A (b)..................................      0.52%        02/15/24           1,927,910
      16,137,203     Series 2021-3A, Class A (b)..................................      0.42%        01/15/25          16,141,707
                  GLS Auto Receivables Trust
       9,764,000     Series 2021-2A, Class A (b)..................................      0.31%        11/15/24           9,754,128
                  GSAA Home Equity Trust
         223,225     Series 2005-MTR1, Class A4, 1 Mo. LIBOR +
                        0.74% (a).................................................      0.83%        10/25/35             223,763
                  Honda Auto Receivables Owner Trust
          69,566     Series 2020-1, Class A2......................................      1.63%        10/21/22              69,631
                  HPEFS Equipment Trust
         877,604     Series 2020-1A, Class A2 (b).................................      1.73%        02/20/30             878,484
                  Hyundai Auto Lease Securitization Trust
      20,000,000     Series 2019-B, Class B (b)...................................      2.13%        11/15/23          20,092,006
                  Mercedes-Benz Auto Lease Trust
       6,608,730     Series 2019-B, Class A3......................................      2.00%        10/17/22           6,629,937
                  Mill City Mortgage Loan Trust
         462,247     Series 2016-1, Class A1 (b)..................................      2.50%        04/25/57             463,471
                  MVW Owner Trust
       2,532,107     Series 2018-1A, Class A (b)..................................      3.45%        01/21/36           2,611,121
                  Nationstar Home Equity Loan Trust
         876,320     Series 2006-B, Class AV4, 1 Mo. LIBOR + 0.28% (a)............      0.37%        09/25/36             876,406
                  OSCAR US Funding Trust IX LLC
       5,189,290     Series 2018-2A, Class A4 (b).................................      3.63%        09/10/25           5,302,170
                  OSCAR US Funding Trust VII LLC
       1,263,788     Series 2017-2A, Class A4 (b).................................      2.76%        12/10/24           1,278,004
                  OSCAR US Funding Trust VIII LLC
       1,982,073     Series 2018-1A, Class A4 (b).................................      3.50%        05/12/25           2,016,720
                  OSCAR US Funding X LLC
       5,244,264     Series 2019-1A, Class A3 (b).................................      3.18%        05/10/23           5,298,476


                        See Notes to Financial Statements                Page 19


FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2021


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ----------------
ASSET-BACKED SECURITIES (CONTINUED)

                  OSCAR US Funding XI LLC
$      5,400,864     Series 2019-2A, Class A3 (b).................................      2.59%        09/11/23    $      5,458,588
                  OSCAR US Funding XIII LLC
      19,000,000     Series 2021-2A, Class A2 (b).................................      0.39%        08/12/24          18,980,810
                  Santander Consumer Auto Receivables Trust
         476,781     Series 2020-AA, Class A (b)..................................      1.37%        10/15/24             478,917
       9,909,794     Series 2020-BA, Class A3 (b).................................      0.46%        08/15/24           9,918,826
                  Santander Drive Auto Receivables Trust
       8,500,000     Series 2020-4, Class A3......................................      0.48%        07/15/24           8,504,854
      13,000,000     Series 2021-4, Class A2......................................      0.37%        08/15/24          12,999,736
                  Santander Retail Auto Lease Trust
       7,630,000     Series 2019-C, Class A4 (b)..................................      1.93%        11/20/23           7,712,619
       8,150,000     Series 2021-B, Class A2 (b)..................................      0.31%        01/22/24           8,143,074
                  Securitized Term Auto Receivables Trust
         825,805     Series 2019-1A, Class A3 (b).................................      2.99%        02/27/23             829,507
                  Sierra Timeshare Receivables Funding LLC
       6,668,779     Series 2018-2A, Class A (b)..................................      3.50%        06/20/35           6,865,624
                  Towd Point Mortgage Trust
       2,334,670     Series 2015-6, Class A1B (b).................................      2.75%        04/25/55           2,340,085
       2,892,670     Series 2016-2, Class A1 (b)..................................      3.00%        08/25/55           2,909,638
         521,505     Series 2016-3, Class A1 (b)..................................      2.25%        04/25/56             522,890
                  Tricolor Auto Securitization Trust
       8,693,299     Series 2021-1A, Class A (b)..................................      0.74%        04/15/24           8,693,833
                  Verizon Owner Trust
         234,946     Series 2018-A, Class A1A.....................................      3.23%        04/20/23             235,778
                  Westlake Automobile Receivables Trust
       3,213,680     Series 2020-1A, Class A2 (b).................................      1.44%        09/15/23           3,219,756
      13,750,000     Series 2021-2A, Class A2A (b)................................      0.32%        04/15/25          13,748,060
                  World Omni Select Auto Trust
       3,834,913     Series 2020-A, Class A2......................................      0.47%        06/17/24           3,837,277
                                                                                                                 ----------------
                  TOTAL ASSET-BACKED SECURITIES................................................................       347,316,511
                  (Cost $347,793,223)                                                                            ----------------

MORTGAGE-BACKED SECURITIES -- 3.8%

                  COLLATERALIZED MORTGAGE OBLIGATIONS -- 2.6%
                  BRAVO Residential Funding Trust
       8,952,150     Series 2021-NQM1, Class A1 (b)...............................      0.94%        02/25/49           8,984,942
                  CIM Trust
       2,981,571     Series 2019-INV1, Class A2, 1 Mo. LIBOR +
                        1.00% (a) (b).............................................      1.09%        02/25/49           2,985,865
       1,308,989     Series 2019-INV2, Class A11, 1 Mo. LIBOR +
                       0.95% (a) (b)..............................................      1.04%        05/25/49           1,311,359
       8,051,316     Series 2019-INV3, Class A11, 1 Mo. LIBOR +
                        1.00% (a) (b).............................................      1.04%        08/25/49           8,065,648
                  COLT Mortgage Loan Trust
       3,395,252     Series 2020-1, Class A1 (b)..................................      2.49%        02/25/50           3,397,308
         939,828     Series 2020-1R, Class A2 (b).................................      1.51%        09/25/65             942,017
       6,893,896     Series 2020-2R, Class A1 (b).................................      1.33%        10/26/65           6,912,961
                  Credit Suisse Mortgage Trust
       8,963,822     Series 2019-AFC1, Class A1, steps up to 3.57% on
                        08/26/23 (b) (e)..........................................      2.57%        07/25/49           9,052,842
       9,070,718     Series 2020-NQM1, Class A1, steps up to 2.21% on
                        09/26/24 (b) (e)..........................................      1.21%        05/25/65           9,094,217


Page 20                 See Notes to Financial Statements


FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2021


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ----------------
MORTGAGE-BACKED SECURITIES (CONTINUED)

                  COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
                  Deephaven Residential Mortgage Trust
$      3,211,944     Series 2019-4A, Class A1 (b).................................      2.79%        10/25/59    $      3,219,487
                  GCAT Trust
       8,194,302     Series 2020-NQM1, Class A1, steps up to 3.25% on
                        02/26/24 (b) (e)..........................................      2.25%        01/25/60           8,247,037
                  JP Morgan Mortgage Trust
       5,680,082     Series 2019-7, Class A11, 1 Mo. LIBOR +
                        0.90% (a) (b).............................................      0.99%        02/25/50           5,695,308
         388,162     Series 2019-8, Class A11, 1 Mo. LIBOR +
                        0.85% (a) (b).............................................      0.94%        03/25/50             389,232
       5,831,989     Series 2019-INV1, Class A11, 1 Mo. LIBOR +
                        0.95% (a) (b).............................................      1.04%        10/25/49           5,869,323
       2,021,858     Series 2019-LTV2, Class A11, 1 Mo. LIBOR +
                        0.90% (a) (b).............................................      0.99%        12/25/49           2,026,334
       1,455,219     Series 2019-LTV3, Class A11, 1 Mo. LIBOR +
                        0.85% (a) (b).............................................      0.94%        03/25/50           1,456,555
       6,300,242     Series 2020-2, Class A11, 1 Mo. LIBOR +
                        0.80% (a) (b).............................................      0.89%        07/25/50           6,312,541
       2,043,326     Series 2020-LTV1, Class A11, 1 Mo. LIBOR +
                        1.00% (a) (b).............................................      1.09%        06/25/50           2,055,139
                  OBX Trust
       4,999,951     Series 2019-EXP3, Class 2A1A, 1 Mo. LIBOR +
                        0.90% (a) (b).............................................      0.99%        10/25/59           5,019,297
         541,950     Series 2020-EXP1, Class 2A1A, 1 Mo. LIBOR +
                        0.75% (a) (b).............................................      0.84%        02/25/60             543,278
       3,115,406     Series 2020-INV1, Class A11, 1 Mo. LIBOR +
                        0.90% (a) (b).............................................      0.99%        12/25/49           3,120,767
                  Residential Mortgage Loan Trust
       1,124,533     Series 2019-3, Class A2 (b)..................................      2.94%        09/25/59           1,132,051
                  Starwood Mortgage Residential Trust
      10,924,325     Series 2020-1, Class A1 (b)..................................      2.28%        02/25/50          11,007,272
                  Verus Securitization Trust
       3,300,365     Series 2019-4, Class A2, steps up to 3.85% on
                        10/26/23 (b) (e)..........................................      2.85%        11/25/59           3,349,205
       2,037,620     Series 2019-INV2, Class A2, steps up to 3.95% on
                        08/25/23 (b) (e)..........................................      3.12%        07/25/59           2,054,190
       1,955,426     Series 2020-4, Class A2, steps up to 2.91% on
                        07/26/24 (b) (e)..........................................      1.91%        05/25/65           1,964,233
                                                                                                                 ----------------
                                                                                                                      114,208,408
                                                                                                                 ----------------
                  COMMERCIAL MORTGAGE-BACKED SECURITIES -- 1.2%
                  Citigroup Commercial Mortgage Trust
         736,257     Series 2012-GC8, Class AAB...................................      2.61%        09/10/45             739,962
                  COMM Mortgage Trust
       4,559,008     Series 2013-CR9, Class ASB...................................      3.83%        07/10/45           4,676,718
                  GS Mortgage Securities Corp II
       2,725,000     Series 2013-GC10, Class A5...................................      2.94%        02/10/46           2,787,057
                  JP Morgan Chase Commercial Mortgage Securities Trust
       7,277,965     Series 2012-C8, Class A3.....................................      2.83%        10/15/45           7,366,700
      13,767,645     Series 2012-HSBC, Class A (b)................................      3.09%        07/05/32          13,931,884
                  KNDL Mortgage Trust
       4,100,000     Series 2019-KNSQ, Class A, 1 Mo. LIBOR +
                        0.80% (a) (b).............................................      0.89%        05/15/36           4,103,324


                        See Notes to Financial Statements                Page 21


FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2021


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ----------------
MORTGAGE-BACKED SECURITIES (CONTINUED)

                  COMMERCIAL MORTGAGE-BACKED SECURITIES (CONTINUED)
                  Morgan Stanley Capital I Trust
$     10,743,000     Series 2017-CLS, Class A, 1 Mo. LIBOR +
                        0.70% (a) (b).............................................      0.79%        11/15/34    $     10,739,871
                  UBS Commercial Mortgage Trust
       6,679,573     Series 2012-C1, Class A3.....................................      3.40%        05/10/45           6,685,058
                  VNDO Mortgage Trust
       4,028,082     Series 2012-6AVE, Class A (b)................................      3.00%        11/15/30           4,105,341
                                                                                                                 ----------------
                                                                                                                       55,135,915
                                                                                                                 ----------------
                  TOTAL MORTGAGE-BACKED SECURITIES.............................................................       169,344,323
                  (Cost $170,280,975)                                                                            ----------------

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES -- 1.3%

                  COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.3%
                  Federal Home Loan Mortgage Corporation
         612,112     Series 2003-2723, Class KN...................................      5.00%        12/15/23             629,037
         965,152     Series 2004-2783, Class YB...................................      5.00%        04/15/24             995,522
           4,508     Series 2012-4011, Class KM...................................      2.00%        03/15/22               4,513
         558,193     Series 2014-4387, Class DE...................................      2.00%        01/15/32             566,814
                  Federal National Mortgage Association
           2,831     Series 2009-14, Class EB.....................................      4.50%        03/25/24               2,885
           1,406     Series 2009-52, Class AJ.....................................      4.00%        07/25/24               1,428
              29     Series 2011-15, Class HT.....................................      5.50%        03/25/26                  29
       1,671,918     Series 2013-74, Class EL.....................................      3.00%        04/25/41           1,687,129
       3,341,427     Series 2014-20, Class NA.....................................      3.00%        06/25/33           3,466,301
       3,287,856     Series 2015-28, Class GC.....................................      2.50%        06/25/34           3,358,311
                                                                                                                 ----------------
                                                                                                                       10,711,969
                                                                                                                 ----------------
                  COMMERCIAL MORTGAGE-BACKED SECURITIES -- 1.0%
                  Federal Home Loan Mortgage Corporation Multifamily
                    Structured Pass Through Certificates
         166,609     Series 2013-K025, Class A1...................................      1.88%        04/25/22             166,604
       2,667,763     Series 2013-K027, Class A1...................................      1.79%        09/25/22           2,680,718
       3,108,624     Series 2013-K032, Class A1...................................      3.02%        02/25/23           3,155,149
       3,139,664     Series 2013-K034, Class A1...................................      2.67%        02/25/23           3,173,500
       3,719,046     Series 2013-KSMC, Class A1...................................      1.95%        01/25/23           3,756,022
       3,330,275     Series 2014-K036, Class A1...................................      2.78%        04/25/23           3,385,573
       4,074,685     Series 2017-K727, Class A1...................................      2.63%        10/25/23           4,129,166
                  FREMF Mortgage Trust
      23,047,000     Series 2012-K17, Class B (b) (f).............................      4.49%        12/25/44          23,100,999
       1,895,000     Series 2012-K19, Class B (b) (f).............................      4.01%        05/25/45           1,914,310
                                                                                                                 ----------------
                                                                                                                       45,462,041
                                                                                                                 ----------------
                  PASS-THROUGH SECURITIES -- 0.0%
                  Federal Home Loan Mortgage Corporation
             287     Pool G13204..................................................      6.00%        11/01/22                 289
               9     Pool G14035..................................................      5.50%        12/01/21                   9
          18,371     Pool G15435..................................................      5.00%        11/01/24              19,035
           7,339     Pool G15821..................................................      5.00%        07/01/25               7,607
          14,835     Pool G15874..................................................      5.00%        06/01/26              15,382
                  Federal National Mortgage Association
               8     Pool 888932..................................................      4.50%        11/01/22                   8
           3,738     Pool 890403..................................................      6.00%        05/01/23               3,769
          36,146     Pool 962078..................................................      4.50%        03/01/23              37,677


Page 22                 See Notes to Financial Statements


FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2021


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ----------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)

                  PASS-THROUGH SECURITIES (CONTINUED)
                  Federal National Mortgage Association (Continued)
$             11     Pool AD0285..................................................      5.00%        09/01/22    $             11
              17     Pool AD0402..................................................      5.00%        02/01/23                  17
             195     Pool AE0237..................................................      5.50%        11/01/23                 197
           5,962     Pool AE0812..................................................      5.00%        07/01/25               6,183
          31,539     Pool AL5764..................................................      5.00%        09/01/25              32,684
          17,160     Pool AL5812..................................................      5.50%        05/01/25              17,286
          12,581     Pool AL6212..................................................      4.50%        01/01/27              13,114
          39,426     Pool AL6798..................................................      5.00%        09/01/25              40,851
              67     Pool AL8539..................................................      4.50%        01/01/27                  70
         250,733     Pool BM1299..................................................      5.00%        03/01/27             259,907
          38,366     Pool MA1030..................................................      3.00%        04/01/22              40,206
                  Government National Mortgage Association
          11,298     Pool 783524..................................................      5.00%        09/15/24              11,570
                                                                                                                 ----------------
                                                                                                                          505,872
                                                                                                                 ----------------
                  TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES......................................        56,679,882
                  (Cost $57,598,918)                                                                             ----------------

MUNICIPAL BONDS -- 0.6%

                  ARIZONA -- 0.4%
      18,000,000  Mizuho Floater/Residual Trust (b)...............................      0.49%        09/01/26          18,000,000
                                                                                                                 ----------------
                  OTHER -- 0.2%
       8,000,000  Mizuho Floater/Residual Trust (b)...............................      0.34%        09/01/26           8,000,000
                                                                                                                 ----------------
                  TOTAL MUNICIPAL BONDS........................................................................        26,000,000
                  (Cost $26,000,000)                                                                             ----------------

U.S. GOVERNMENT NOTES -- 0.6%

      25,000,000  U.S. Treasury Note..............................................      0.13%        04/30/22          25,002,575
                                                                                                                 ----------------
                  TOTAL U.S. GOVERNMENT NOTES..................................................................        25,002,575
                  (Cost $25,009,149)                                                                             ----------------

CERTIFICATES OF DEPOSIT -- 0.3%

                  BANKS -- 0.3%
      15,000,000  Nordea Bank Abp, 3 Mo. LIBOR + 0.32% (a)........................      0.45%        11/19/21          15,002,980
                                                                                                                 ----------------
                  TOTAL CERTIFICATES OF DEPOSIT................................................................        15,002,980
                  (Cost $15,000,000)                                                                             ----------------



   PRINCIPAL                                                                                          STATED
     VALUE                                  DESCRIPTION                               RATE (g)     MATURITY (h)       VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ----------------
SENIOR FLOATING-RATE LOAN INTERESTS -- 0.1%

                  TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS -- 0.1%
       5,000,000  Dell International LLC, Term Loan B-2, 1 Mo. LIBOR +
                     1.75%, 0.25% Floor...........................................      2.00%        09/19/25           4,996,150
                                                                                                                 ----------------
                  TOTAL SENIOR FLOATING-RATE LOAN INTERESTS....................................................         4,996,150
                  (Cost $5,000,000)                                                                              ----------------

                  TOTAL INVESTMENTS -- 100.7%..................................................................     4,443,269,345
                  (Cost $4,443,187,004) (i)
                  NET OTHER ASSETS AND LIABILITIES -- (0.7)%...................................................       (32,290,225)
                                                                                                                 ----------------
                  NET ASSETS -- 100.0%.........................................................................  $  4,410,979,120
                                                                                                                 ================


                        See Notes to Financial Statements                Page 23


FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2021

-----------------------------

(a)   Floating or variable rate security.

(b)   This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act") and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
      Pursuant to procedures adopted by the Trust's Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P., the Fund's Advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At October 31, 2021, securities noted as such amounted to $1,022,171,656 or 23.2% of net assets.

(c)   Fixed-to-floating or fixed-to-variable rate security. The interest rate shown reflects the fixed rate in effect at October 31, 2021. At a predetermined date, the fixed rate will change to a floating rate or a variable rate.

(d)   This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the 1933 Act, and may be resold in transactions exempt from registration, normally to qualified institutional buyers (see Note 2C - Restricted Securities in the
      Notes to Financial Statements).

(e)   Step-up security. A security where the coupon increases or steps up at a predetermined date. The coupon rate is determined based on the underlying investments. The coupon rate resets periodically.

(f)   Collateral Strip Rate security. Coupon is based on the weighted net interest rate of the investment's underlying collateral. The interest rate resets periodically.

(g)   Senior Floating-Rate Loan Interests ("Senior Loans") in which the Fund invests generally pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the LIBOR, (ii) the prime rate offered by one or more United States banks or (iii) the certificate of deposit rate. Certain Senior Loans are subject to a LIBOR floor that establishes a minimum LIBOR rate. When a range of rates is disclosed, the Fund holds more than one contract within the same tranche with identical LIBOR period, spread and floor, but different LIBOR reset.

(h)   Senior Loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of Senior Loans may be substantially less than the stated maturities shown.

(i)   Aggregate cost for federal income tax purposes is $4,443,201,034. As of
      October 31, 2021, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was
      $4,288,366 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was
      $4,220,055. The net unrealized appreciation was $68,311.

LIBOR - London Interbank Offered Rate

SOFR  - Secured Overnight Financing Rate

Page 24                 See Notes to Financial Statements


FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2021

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of October 31,
2021 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):


                                                                                              LEVEL 2           LEVEL 3
                                                           TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                          VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                         10/31/2021          PRICES            INPUTS            INPUTS
                                                       --------------    --------------    --------------    --------------
Corporate Bonds and Notes*.........................    $1,948,155,763    $           --    $1,948,155,763    $           --
Commercial Paper*..................................     1,189,291,710                --     1,189,291,710                --
Foreign Corporate Bonds and Notes*.................       661,479,451                --       661,479,451                --
Asset-Backed Securities............................       347,316,511                --       347,316,511                --
Mortgage-Backed Securities.........................       169,344,323                --       169,344,323                --
U.S. Government Agency Mortgage-Backed
   Securities......................................        56,679,882                --        56,679,882                --
Municipal Bonds**..................................        26,000,000                --        26,000,000                --
U.S. Government Notes..............................        25,002,575                --        25,002,575                --
Certificates of Deposit*...........................        15,002,980                --        15,002,980                --
Senior Floating-Rate Loan Interests*...............         4,996,150                --         4,996,150                --
                                                       --------------    --------------    --------------    --------------
Total Investments..................................    $4,443,269,345    $           --    $4,443,269,345    $           --
                                                       ==============    ==============    ==============    ==============


*  See Portfolio of Investments for industry breakout.
** See Portfolio of Investments for state breakout.

                        See Notes to Financial Statements                Page 25


FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2021


ASSETS:
Investments, at value.....................................................    $4,443,269,345
Cash......................................................................         5,835,324
Receivables:
   Investment securities sold.............................................        14,522,983
   Interest...............................................................        12,518,404
                                                                              --------------
      Total Assets........................................................     4,476,146,056
                                                                              --------------
LIABILITIES:
Payables:
   Investment securities purchased........................................        45,222,863
   Capital shares purchased...............................................        17,969,840
   Distributions to shareholders..........................................         1,031,096
   Investment advisory fees...............................................           943,137
                                                                              --------------
      Total Liabilities...................................................        65,166,936
                                                                              --------------
NET ASSETS................................................................    $4,410,979,120
                                                                              ==============
NET ASSETS CONSIST OF:
Paid-in capital...........................................................    $4,422,486,410
Par value.................................................................           736,497
Accumulated distributable earnings (loss).................................       (12,243,787)
                                                                              --------------
NET ASSETS................................................................    $4,410,979,120
                                                                              ==============
NET ASSET VALUE, per share................................................    $        59.89
                                                                              ==============
Number of shares outstanding (unlimited number of shares authorized,
   par value $0.01 per share).............................................        73,649,724
                                                                              ==============
Investments, at cost......................................................    $4,443,187,004
                                                                              ==============


Page 26                 See Notes to Financial Statements


FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2021


INVESTMENT INCOME:
Interest..................................................................    $   33,871,076
                                                                              --------------
   Total investment income................................................        33,871,076
                                                                              --------------
EXPENSES:
Investment advisory fees..................................................        21,279,569
                                                                              --------------
   Total expenses.........................................................        21,279,569
   Less fees waived by the investment advisor.............................        (9,457,586)
                                                                              --------------
   Net expenses...........................................................        11,821,983
                                                                              --------------
NET INVESTMENT INCOME (LOSS)..............................................        22,049,093
                                                                              --------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments...................................         3,911,818
Net change in unrealized appreciation (depreciation) on investments.......       (15,146,530)
                                                                              --------------
NET REALIZED AND UNREALIZED GAIN (LOSS)...................................       (11,234,712)
                                                                              --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS........................................................    $   10,814,381
                                                                              ==============


                        See Notes to Financial Statements                Page 27


FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

STATEMENTS OF CHANGES IN NET ASSETS


                                                                                   YEAR              YEAR
                                                                                   ENDED             ENDED
                                                                                10/31/2021        10/31/2020
                                                                              ---------------   ---------------
OPERATIONS:
Net investment income (loss)..............................................    $    22,049,093   $    70,548,391
Net realized gain (loss)..................................................          3,911,818       (13,118,451)
Net change in unrealized appreciation (depreciation)......................        (15,146,530)        5,207,190
                                                                              ---------------   ---------------
Net increase (decrease) in net assets resulting from operations...........         10,814,381        62,637,130
                                                                              ---------------   ---------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations.....................................................        (21,658,425)      (71,207,363)
                                                                              ---------------   ---------------
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold.................................................        242,910,481     1,187,006,127
Cost of shares redeemed...................................................       (989,870,234)   (1,075,402,505)
                                                                              ---------------   ---------------
Net increase (decrease) in net assets resulting from shareholder
   transactions...........................................................       (746,959,753)      111,603,622
                                                                              ---------------   ---------------
Total increase (decrease) in net assets...................................       (757,803,797)      103,033,389

NET ASSETS:
Beginning of period.......................................................      5,168,782,917     5,065,749,528
                                                                              ---------------   ---------------
End of period.............................................................    $ 4,410,979,120   $ 5,168,782,917
                                                                              ===============   ===============
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period...................................         86,099,724        84,299,724
Shares sold...............................................................          4,050,000        19,850,000
Shares redeemed...........................................................        (16,500,000)      (18,050,000)
                                                                              ---------------   ---------------
Shares outstanding, end of period.........................................         73,649,724        86,099,724
                                                                              ===============   ===============


Page 28                 See Notes to Financial Statements


FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                                                  YEAR ENDED OCTOBER 31,
                                                          -----------------------------------------------------------------------
                                                              2021           2020           2019           2018          2017
                                                          ------------   ------------   ------------   ------------  ------------
Net asset value, beginning of period....................   $    60.03     $    60.09     $    59.97     $    60.02    $    59.93
                                                           ----------     ----------     ----------     ----------    ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)............................         0.28           0.85           1.48           1.15          0.76
Net realized and unrealized gain (loss).................        (0.15)         (0.05)          0.11          (0.01)         0.12
                                                           ----------     ----------     ----------     ----------    ----------
Total from investment operations........................         0.13           0.80           1.59           1.14          0.88
                                                           ----------     ----------     ----------     ----------    ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income...................................        (0.27)         (0.86)         (1.47)         (1.19)        (0.79)
Return of capital.......................................           --             --             --          (0.00)(a)        --
                                                           ----------     ----------     ----------     ----------    ----------
Total distributions.....................................        (0.27)         (0.86)         (1.47)         (1.19)        (0.79)
                                                           ----------     ----------     ----------     ----------    ----------
Net asset value, end of period..........................   $    59.89     $    60.03     $    60.09     $    59.97    $    60.02
                                                           ==========     ==========     ==========     ==========    ==========
TOTAL RETURN (b)........................................         0.22%          1.34%          2.68%          1.92%         1.48%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)....................   $4,410,979     $5,168,783     $5,065,750     $3,070,454    $1,158,324
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets...........         0.45%          0.45%          0.45%          0.45%         0.45%
Ratio of net expenses to average net assets.............         0.25%          0.38%          0.39%          0.33%         0.25%
Ratio of net investment income (loss) to average
   net assets...........................................         0.47%          1.41%          2.47%          2.04%         1.33%
Portfolio turnover rate (c).............................           82%            73%            73%            45%           56%


(a)   Amount represents less than $0.01 per share.

(b)   Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived by the investment advisor.

(c)   Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

                        See Notes to Financial Statements                Page 29


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)
                                OCTOBER 31, 2021

                                1. ORGANIZATION

First Trust Exchange-Traded Fund IV (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on September 15,
2010, and is registered with the Securities and Exchange Commission under the
Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of ten funds that are offering shares. This report covers the First Trust Enhanced Short Maturity ETF (the "Fund"), a diversified series of the Trust, which trades under the ticker "FTSM" on The Nasdaq Stock
Market LLC ("Nasdaq"). The Fund represents a separate series of shares of beneficial interest in the Trust. Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large blocks of shares known as "Creation Units."

The Fund is an actively managed exchange-traded fund ("ETF"). The Fund's investment objective is to seek current income, consistent with preservation of capital and daily liquidity. Under normal market conditions, the Fund intends to achieve its investment objective by investing at least 80% of its net assets in a portfolio of U.S. dollar-denominated fixed- and variable-rate debt securities, including securities issued or guaranteed by the U.S. government or its agencies, instrumentalities or U.S. government-sponsored entities, residential and commercial mortgage-backed securities, asset-backed securities, U.S.
corporate bonds, fixed income securities issued by non-U.S. corporations and governments, municipal obligations, privately issued securities and other debt securities bearing fixed or floating interest rates. The Fund may also invest in money market securities. The Fund may invest in investment companies, such as
ETFs, that invest primarily in debt securities. The Fund intends to limit its investments in privately-issued, non-agency sponsored mortgage- and asset-backed securities to 20% of its net assets. The Fund may also invest up to 20% of its net assets in floating rate loans representing amounts borrowed by companies or other entities from banks and other lenders. A significant portion of these loans may be rated below investment grade or unrated. Floating rate loans held by the Fund may be senior or subordinate obligations of the borrower and may or may not be secured by collateral. Under normal market conditions, the Fund's average duration is expected to be less than one year and the average maturity of the Fund's portfolio is expected to be less than three years. There can be no assurance that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting
Standards Codification Topic 946, "Financial Services-Investment Companies." The
following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

The Fund's NAV is determined daily as of the close of regular trading on the New
York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the
NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund's NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund's investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor"),
in accordance with valuation procedures adopted by the Trust's Board of
Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund's investments are valued as follows:

      Corporate bonds, corporate notes, U.S. government securities, mortgage-backed securities, asset-backed securities, certificates of deposit and other debt securities are fair valued on the basis of valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Trust's Board of Trustees, which may use the following valuation inputs when available:

            1)    benchmark yields;
            2)    reported trades;
            3)    broker/dealer quotes;


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                 FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)
                                OCTOBER 31, 2021

            4)    issuer spreads;
            5)    benchmark securities;
            6)    bids and offers; and
            7)    reference data including market research publications.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Commercial paper is fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the
      Advisor's Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination.
      Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:

            1)    the credit conditions in the relevant market and changes
                  thereto;
            2)    the liquidity conditions in the relevant market and changes thereto;
            3)    the interest rate conditions in the relevant market and
                  changes thereto (such as significant changes in interest
                  rates);
            4)    issuer-specific conditions (such as significant credit
                  deterioration); and
            5)    any other market-based data the Advisor's Pricing Committee considers relevant. In this regard, the Advisor's Pricing
                  Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.

      Senior Floating-Rate Loan Interests ("Senior Loans")(1) are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having grown substantially since its inception, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific
      Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the market value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. Typically,
      Senior Loans are fair valued using information provided by a third-party pricing service. The third-party pricing service primarily uses over-the-counter pricing from dealer runs and broker quotes from indicative sheets to value the Senior Loans.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of
1933, as amended (the "1933 Act")) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

            1)    the fundamental business data relating to the borrower/issuer;
            2)    an evaluation of the forces which influence the market in
                  which these securities are purchased and sold;
            3)    the type, size and cost of a security;
            4)    the financial statements of the borrower/issuer;
            5)    the credit quality and cash flow of the borrower/issuer, based on the Advisor's or external analysis;
            6)    the information as to any transactions in or offers for the security;
            7)    the price and extent of public trading in similar securities of the borrower/issuer, or comparable companies;
            8)    the coupon payments;
            9)    the quality, value and salability of collateral, if any,
                  securing the security;
           10)    the business prospects of the borrower/issuer, including any ability to obtain money or resources from a parent or
                  affiliate and an assessment of the borrower's/issuer's
                  management (for corporate debt only);

-----------------------------

(1)   The terms "security" and "securities" used throughout the Notes to
      Financial Statements include Senior Loans.

                                                                         Page 31


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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)
                                OCTOBER 31, 2021

           11)    the prospects for the borrower's/issuer's industry, and
                  multiples (of earnings and/or cash flows) being paid for
                  similar businesses in that industry (for corporate debt only);
           12)    the borrower's/issuer's competitive position within the
                  industry;
           13)    the borrower's/issuer's ability to access additional liquidity through public and/or private markets; and
           14)    other relevant factors.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o     Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o     Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o     Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little
                  information is released publicly.

            o     Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves
                  observable at commonly quoted intervals, volatilities,
                  prepayment speeds, loss severities, credit risks, and default rates).

            o     Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o     Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of October 31, 2021, is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis.
Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.

The United Kingdom's Financial Conduct Authority, which regulates the London
Interbank Offered Rates ("LIBOR"), announced on March 5, 2021 that all non-USD
LIBOR reference rates and the 1-week and 2-month USD LIBOR reference rates will cease to be provided or no longer be representative immediately after December
31, 2021 and the remaining USD LIBOR settings will cease to be provided or no longer be representative immediately after June 30, 2023. The International
Swaps and Derivatives Association, Inc. ("ISDA") confirmed that the March 5,
2021 announcement constituted an index cessation event under the Interbank
Offered Rates ("IBOR") Fallbacks Supplement and the ISDA 2020 IBOR Fallbacks
Protocol for all 35 LIBOR settings and confirmed that the spread adjustment to be used in ISDA fallbacks was fixed as of the date of the announcement.

In the United States, the Alternative Reference Rates Committee (the "ARRC"), a
group of market participants convened by the Board of Governors of the Federal
Reserve System and the Federal Reserve Bank of New York in cooperation with other federal and state government agencies, has since 2014 undertaken efforts to identify U.S. dollar reference interest rates as alternatives to LIBOR and to facilitate the mitigation of LIBOR-related risks. In June 2017, the ARRC identified the Secured Overnight Financing Rate ("SOFR"), a broad measure of the cost of cash overnight borrowing collateralized by U.S. Treasury securities, as the preferred alternative for U.S. dollar LIBOR. The Federal Reserve Bank of New
York began daily publishing of SOFR in April 2018.

At this time, it is not possible to predict the full impact of the elimination of LIBOR and the establishment of an alternative reference rate on the Fund or its investments.

C. RESTRICTED SECURITIES

The Fund invests in restricted securities, which are securities that may not be offered for public sale without first being registered under the 1933 Act. Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of October 31, 2021, the Fund held restricted securities as shown in the following table that the Advisor has deemed illiquid pursuant to procedures adopted by the Trust's Board of Trustees. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. The Fund does not have the right


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)
                                OCTOBER 31, 2021

to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation note
(Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security. There are no unrestricted securities with the same maturity dates and yields for these issuers.


                                    ACQUISITION     PRINCIPAL       CURRENT       CARRYING                      % OF NET
SECURITY                               DATE           VALUE          PRICE          COST           VALUE         ASSETS
---------------------------------------------------------------------------------------------------------------------------
Secured Forward-Backed Note
   2021-05, Series 1, 3 Mo. LIBOR
   + 0.30%, 0.43%, 12/28/21          06/18/2021   $  15,000,000  $      100.06  $  15,000,000  $  15,008,700      0.34%


D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income, if any, are declared and paid monthly by the Fund, or as the Board of Trustees may determine from time to time.
Distributions of net realized gains earned by the Fund, if any, are distributed at least annually.

Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom the shares were purchased makes such option available. Such shares will generally be reinvested by the broker based upon the market price of those shares and investors may be subject to customary brokerage commissions charged by the broker.

Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

The tax character of distributions paid during the fiscal years ended October
31, 2021 and 2020 was as follows:

Distributions paid from:                               2021            2020
Ordinary income.................................  $   23,640,819  $   77,424,693
Capital gains...................................              --              --
Return of capital...............................              --              --

As of October 31, 2021, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed ordinary income...................  $      388,091
Accumulated capital and other gain (loss).......     (12,700,189)
Net unrealized appreciation (depreciation)......          68,311

E. INCOME TAXES

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of
4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2018,
2019, 2020, and 2021 remain open to federal and state audit. As of October 31,
2021, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains.
The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2021, the
Fund had non-expiring capital loss carryforwards available for federal income tax purposes of $12,700,189.

During the taxable year ended October 31, 2021, the Fund utilized non-expiring capital loss carryforwards in the amount of $3,785,668.

                                                                         Page 33

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)
                                OCTOBER 31, 2021

Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended October 31, 2021, the Fund had no net late year ordinary or capital losses.

In order to present paid-in capital and accumulated distributable earnings
(loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation
(depreciation) on investments) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. For the fiscal year ended October 31, 2021, there were no tax adjustments made to accumulated distributable earnings (loss)
accounts due to differences between book and tax treatments.

F. EXPENSES

Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).

3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The
Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First
Trust is responsible for the selection and ongoing monitoring of the securities in the Fund's portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund.

Pursuant to the Investment Management Agreement between the Trust and Advisor,
First Trust manages the investment of the Fund's assets and is responsible for the Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses with the exception of those attributable to affiliated funds, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses.

The Fund has agreed to pay First Trust an annual unitary management fee equal to
0.45% of its average daily net assets. Pursuant to two separate contractual agreements, First Trust has agreed to waive management fees of 0.20% of average daily net assets until March 1, 2023. The waiver agreement may be terminated by action of the Trust's Board of Trustees at any time upon 60 days' written notice by the Trust on behalf of the Fund or by the Fund's investment advisor only after March 1, 2023. Pursuant to a contractual agreement between the Trust, on behalf of the Fund, and First Trust, the management fees paid to First Trust will be reduced by the portion of the management fees earned by First Trust from the Fund for assets invested in other investment companies advised by First
Trust. This contractual agreement shall continue until the earlier of (i) its termination at the direction of the Trust's Board of Trustees or (ii) upon termination of the Fund's management agreement with First Trust; however, it is expected to remain in place at least until March 1, 2023. First Trust does not have the right to recover the fees waived that are attributable to the assets invested in other investment companies advised by First Trust. During the fiscal year ended October 31, 2021, the Advisor waived fees of $9,457,586.

The Trust has multiple service agreements with The Bank of New York Mellon
("BNYM"). Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BNYM is responsible for custody of the Fund's assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of the Fund's securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for the Fund. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund
Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund a defined-outcome fund, or is an index fund.

Additionally, the Lead Independent Trustee and the Chairs of the Audit
Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets.
Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairs will rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.


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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)
                                OCTOBER 31, 2021

                      4. PURCHASES AND SALES OF SECURITIES

The costs of purchases of U.S. Government securities and non-U.S. Government securities, excluding short-term investments, for the fiscal year ended October
31, 2021, were $50,021,652 and $2,359,896,905, respectively. The proceeds from sales and paydowns of U.S. Government securities and non-U.S. Government securities, excluding short-term investments, for the fiscal year ended October
31, 2021, were $238,465,294 and $2,830,329,293, respectively.

For the fiscal year ended October 31, 2021, the Fund had no in-kind transactions.

                 5. CREATIONS, REDEMPTIONS AND TRANSACTION FEES

The Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as "Authorized
Participants" have contractual arrangements with the Fund's service providers to purchase and redeem Fund shares directly with the Fund in large blocks of shares known as "Creation Units." Prior to the start of trading on every business day, the Fund publishes through the National Securities Clearing Corporation ("NSCC")
the "basket" of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund's shares. An Authorized Participant that wishes to effectuate a creation of the Fund's shares deposits with the Fund the
"basket" of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund's shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund's shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized
Participant redeems a Creation Unit of the Fund's shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in the Fund's shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of the Fund's shares at or close to the NAV per share of the Fund.

The Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation
Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.

The Fund also imposes fees in connection with the redemption of Creation Units.
These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an
Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by the Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.

                              6. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule
12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the
Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are
Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before March 31, 2023.

                               7. INDEMNIFICATION

The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                                                                         Page 35

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)
                                OCTOBER 31, 2021

                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there was the following subsequent event:

On November 18, 2021, First Trust Limited Duration Investment Grade Corporate
ETF, an additional series of the Trust, began trading under the symbol "FSIG" on
NYSE Arca, Inc.


--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND THE BOARD OF TRUSTEES OF FIRST TRUST EXCHANGE-TRADED
FUND IV:

OPINION ON THE FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS

We have audited the accompanying statement of assets and liabilities of First
Trust Enhanced Short Maturity ETF (the "Fund"), a series of the First Trust
Exchange-Traded Fund IV, including the portfolio of investments, as of October
31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

BASIS FOR OPINION

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight
Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Chicago, Illinois
December 22, 2021

We have served as the auditor of one or more First Trust investment companies since 2001.

                                                                         Page 37

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ADDITIONAL INFORMATION
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                 FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)
                          OCTOBER 31, 2021 (UNAUDITED)

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website at www.ftportfolios.com; and (3) on the Securities and
Exchange Commission's ("SEC") website at www.sec.gov.

                               PORTFOLIO HOLDINGS

The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT.
Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC's website at www.sec.gov. The Fund's complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund's Forms N-PORT and Forms N-CSR are available on the SEC's website listed above.

                            FEDERAL TAX INFORMATION

Distributions paid to foreign shareholders during the Fund's fiscal year ended
October 31, 2021 that were properly designated by the Fund as "interest-related dividends" or "short-term capital gain dividends," may not be subject to federal income tax provided that the income was earned directly by such foreign shareholders.

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the fiscal year ended October 31, 2021, none qualify for the corporate dividends received deduction available to corporate shareholders or as qualified dividend income.

                              RISK CONSIDERATIONS

RISKS ARE INHERENT IN ALL INVESTING. CERTAIN GENERAL RISKS THAT MAY BE
APPLICABLE TO A FUND ARE IDENTIFIED BELOW, BUT NOT ALL OF THE MATERIAL RISKS
RELEVANT TO EACH FUND ARE INCLUDED IN THIS REPORT AND NOT ALL OF THE RISKS BELOW
APPLY TO EACH FUND. THE MATERIAL RISKS OF INVESTING IN EACH FUND ARE SPELLED OUT
IN ITS PROSPECTUS, STATEMENT OF ADDITIONAL INFORMATION AND OTHER REGULATORY
FILINGS. BEFORE INVESTING, YOU SHOULD CONSIDER EACH FUND'S INVESTMENT OBJECTIVE,
RISKS, CHARGES AND EXPENSES, AND READ EACH FUND'S PROSPECTUS AND STATEMENT OF
ADDITIONAL INFORMATION CAREFULLY. YOU CAN DOWNLOAD EACH FUND'S PROSPECTUS AT
WWW.FTPORTFOLIOS.COM OR CONTACT FIRST TRUST PORTFOLIOS L.P. AT (800) 621-1675 TO
REQUEST A PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION ABOUT EACH FUND.

CONCENTRATION RISK. To the extent that a fund is able to invest a significant percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund's investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund's corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is more broadly diversified.

CREDIT RISK. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability to make such payments.

CYBER SECURITY RISK. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund's third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.

DEFINED OUTCOME FUNDS RISK. To the extent a fund's investment strategy is designed to deliver returns tied to the price performance of an underlying ETF, an investor may not realize the returns the fund seeks to achieve if that investor does not hold shares for the entire target outcome period. In the event an investor purchases shares after the first day of the target outcome period or sells shares prior to the end of the target outcome period, the buffer that the fund seeks to provide against a decline in the value of the underlying ETF may not be available, the enhanced returns that the fund seeks to provide (if any)
may not be available and the investor may not participate in a gain in the value of the underlying ETF up to the cap for the investor's investment period.
Additionally, the fund will not participate in gains of the underlying ETF above the cap and a shareholder may lose their entire investment. If the fund seeks

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ADDITIONAL INFORMATION (CONTINUED)
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                 FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)
                          OCTOBER 31, 2021 (UNAUDITED)

enhanced returns, there are certain time periods when the value of the fund may fall faster than the value of the underlying ETF, and it is very unlikely that, on any given day during which the underlying ETF share price increases in value, the fund's share price will increase at the same rate as the enhanced returns sought by the fund, which is designed for an entire target outcome period.
Trading flexible exchange options involves risks different from, or possibly greater than, the risks associated with investing directly in securities, such as less liquidity and correlation and valuation risks. A fund may experience substantial downside from specific flexible exchange option positions and certain positions may expire worthless.

DERIVATIVES RISK. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative.
These risks are heightened when a fund's portfolio managers use derivatives to enhance the fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.

EQUITY SECURITIES RISK. To the extent a fund invests in equity securities, the value of the fund's shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.

ETF RISK. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).
In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF's shares, or decisions by an
ETF's authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF's shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.

FIXED INCOME SECURITIES RISK. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund's fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund's fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or "junk" bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.

INDEX OR MODEL CONSTITUENT RISK. Certain funds may be a constituent of one or more indices or ETF models. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund's net asset value could be negatively impacted and the fund's market price may be significantly below its net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in a fund's shares.

INDEX PROVIDER RISK. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund's costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.

                                                                         Page 39

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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)
                          OCTOBER 31, 2021 (UNAUDITED)

INVESTMENT COMPANIES RISK. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles.
Furthermore, the fund's investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.

LIBOR RISK. To the extent a fund invests in floating or variable rate obligations that use the London Interbank Offered Rate ("LIBOR") as a reference interest rate, it is subject to LIBOR Risk. The United Kingdom's Financial
Conduct Authority, which regulates LIBOR, will cease making LIBOR available as a reference rate over a phase-out period that will begin immediately after
December 31, 2021. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades.
Any potential effects of the transition away from LIBOR on the fund or on certain instruments in which the fund invests can be difficult to ascertain, and they may vary depending on a variety of factors, and they could result in losses to the fund.

MANAGEMENT RISK. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund's investment portfolio, the fund's portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.

MARKET RISK. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. The outbreak of the respiratory disease designated as COVID-19 in
December 2019 has caused significant volatility and declines in global financial markets, which have caused losses for investors. While the development of vaccines has slowed the spread of the virus and allowed for the resumption of
"reasonably" normal business activity in the United States, many countries continue to impose lockdown measures in an attempt to slow the spread.
Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease.

NON-U.S. SECURITIES RISK. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities;
capital controls; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; the imposition of sanctions by foreign governments; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in
non-U.S. securities may involve higher costs than investments in U.S.
securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.

OPERATIONAL RISK. Each fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of a fund's service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Each fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect a fund's ability to meet its investment objective. Although the funds and the funds' investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

PASSIVE INVESTMENT RISK. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.

            NOT FDIC INSURED   NOT BANK GUARANTEED   MAY LOSE VALUE

                               ADVISORY AGREEMENT

BOARD CONSIDERATIONS REGARDING APPROVAL OF CONTINUATION OF INVESTMENT MANAGEMENT
AGREEMENT

The Board of Trustees of First Trust Exchange-Traded Fund IV (the "Trust"),
including the Independent Trustees, unanimously approved the continuation of the
Investment Management Agreement (the "Agreement") with First Trust Advisors L.P.
(the "Advisor") on behalf of the First Trust Enhanced Short Maturity ETF (the
"Fund"). The Board approved the continuation of the Agreement for a one-year


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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)
                          OCTOBER 31, 2021 (UNAUDITED)

period ending June 30, 2022 at a meeting held on June 6-7, 2021. The Board determined that the continuation of the Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.

To reach this determination, the Board considered its duties under the
Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 26, 2021 and June 6-7, 2021, the
Board, including the Independent Trustees, reviewed materials provided by the
Advisor responding to requests for information from counsel to the Independent
Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate payable by the Fund as compared to fees charged to a peer group of funds (the "Expense Group") and a broad peer universe of funds (the "Expense
Universe"), each assembled by Broadridge Financial Solutions, Inc.
("Broadridge"), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds ("ETFs") managed by the Advisor; the expense ratio of the Fund as compared to expense ratios of the funds in the Fund's Expense Group and Expense Universe; performance information for the Fund, including comparisons of the Fund's performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the "Performance
Universe"), each assembled by Broadridge; the nature of expenses incurred in providing services to the Fund and the potential for the Advisor to realize economies of scale, if any; profitability and other financial data for the
Advisor; any fall-out benefits to the Advisor and its affiliate, First Trust
Portfolios L.P. ("FTP"); and information on the Advisor's compliance program.
The Board reviewed initial materials with the Advisor at the meeting held on
April 26, 2021, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor. Following the
April meeting, counsel to the Independent Trustees, on behalf of the Independent
Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 6-7, 2021 meeting, as well as at the June meeting. The
Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor continues to be a reasonable business arrangement from the Fund's perspective. The Board determined that, given the totality of the information provided with respect to the Agreement, the Board had received sufficient information to renew the Agreement. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the
Advisor manages the Fund and knowing the Fund's unitary fee.

In reviewing the Agreement, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Trust and the Fund and reviewed all of the services provided by the Advisor to the Fund, as well as the background and experience of the persons responsible for such services. The Board noted that the Fund is an actively-managed ETF and considered the background and experience of the persons responsible for the day-to-day management of the Fund's investments. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor's and the Fund's compliance with the 1940 Act, as well as the Fund's compliance with its investment objective, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund. Finally, as part of the Board's consideration of the Advisor's services, the Advisor, in its written materials and at the April 26, 2021 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and the Fund by the
Advisor under the Agreement have been and are expected to remain satisfactory and that the Advisor has managed the Fund consistent with its investment objective, policies and restrictions.

The Board considered the unitary fee rate payable by the Fund under the
Agreement for the services provided. The Board considered that as part of the unitary fee the Advisor is responsible for the Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the
Agreement and interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any.
The Board noted that the Advisor had previously agreed to waive a portion of its unitary fee in an aggregate amount equal to 0.200% of the Fund's average daily net assets until at least March 1, 2022 and also to reduce the unitary fee to the extent of acquired fund fees and expenses of shares of investment companies advised by the Advisor that are held by the Fund. The Board received and

                                                                         Page 41

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ADDITIONAL INFORMATION (CONTINUED)
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                 FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)
                          OCTOBER 31, 2021 (UNAUDITED)

reviewed information showing the advisory or unitary fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because the Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point.
Based on the information provided, the Board noted that the unitary fee rate for the Fund, after taking into account the contractual fee waivers, was below the median total (net) expense ratio of the peer funds in the Expense Group. With respect to the Expense Group, the Board, at the April 26, 2021 meeting, discussed with the Advisor limitations in creating peer groups for actively-managed ETFs and different business models that may affect the pricing of services among ETF sponsors. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Fund and other non-ETF clients that limited their comparability. In considering the unitary fee rate overall, the Board also considered the Advisor's statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor's demonstrated long-term commitment to the Fund and the other funds in the First Trust Fund Complex.

The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund's performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund's performance. The Board received and reviewed information comparing the Fund's performance for periods ended December 31, 2020 to the performance of the funds in the Performance Universe and to that of a benchmark index. Based on the information provided, the Board noted that the
Fund underperformed the Performance Universe median for the one-, three- and five-year periods ended December 31, 2020. The Board also noted that the Fund outperformed the benchmark index for the one-, three- and five-year periods ended December 31, 2020.

On the basis of all the information provided on the unitary fee and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for the Fund continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to the
Fund under the Agreement.

The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund and noted the Advisor's statement that it believes its expenses will likely increase during the next twelve months as the Advisor continues to hire personnel and build infrastructure, including technology, to improve the services to the Fund. The Board noted that any reduction in fixed costs associated with the management of the Fund would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for the
Fund. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the
Fund for the twelve months ended December 31, 2020 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor's profitability level for the Fund was not unreasonable. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Fund. The Board considered that the Advisor had identified as a fall-out benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in connection with the Fund. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.

Based on all of the information considered and the conclusions reached, the
Board, including the Independent Trustees, unanimously determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

                                  REMUNERATION

First Trust Advisors L.P. ("First Trust") is authorised and regulated by the
U.S. Securities and Exchange Commission and is entitled to market shares of certain funds it manages, including First Trust Enhanced Short Maturity ETF (the
"Fund"), in certain member states in the European Economic Area in accordance with the cooperation arrangements in Article 42 of the Alternative Investment
Fund Managers Directive (the "Directive"). First Trust is required under the
Directive to make disclosures in respect of remuneration. The following disclosures are made in line with First Trust's interpretation of currently available regulatory guidance on remuneration disclosures.

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ADDITIONAL INFORMATION (CONTINUED)
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                 FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)
                          OCTOBER 31, 2021 (UNAUDITED)

During the year ended December 31, 2020, the amount of remuneration paid (or to be paid) by First Trust in respect of the Fund is $7,171,537. This figure is comprised of $605,310 paid (or to be paid) in fixed compensation and $6,566,227 paid (or to be paid) in variable compensation. There were a total of 28 beneficiaries of the remuneration described above. Those amounts include
$1,357,367 paid (or to be paid) to senior management of First Trust and
$5,814,170 paid (or to be paid) to other employees whose professional activities have a material impact on the risk profiles of First Trust or the Fund
(collectively, "Code Staff").

Code Staff included in the aggregated figures disclosed above are rewarded in line with First Trust's remuneration policy (the "Remuneration Policy") which is determined and implemented by First Trust's senior management. The Remuneration
Policy reflects First Trust's ethos of good governance and encapsulates the following principal objectives:

      i.    to provide a clear link between remuneration and performance of
            First Trust and to avoid rewarding for failure;

      ii.   to promote sound and effective risk management consistent with the risk profiles of the funds managed by First Trust; and

      iii.  to remunerate staff in line with the business strategy, objectives, values and interests of First Trust and the funds managed by First
            Trust in a manner that avoids conflicts of interest.

First Trust assesses various risk factors which it is exposed to when considering and implementing remuneration for Code Staff and considers whether any potential award to such person(s) would give rise to a conflict of interest.
First Trust does not reward failure, or consider the taking of risk or failure to take risk in its remuneration of Code Staff.

First Trust assesses performance for the purposes of determining payments in respect of performance-related remuneration of Code Staff by reference to a broad range of measures including (i) individual performance (using financial and non-financial criteria), and (ii) the overall performance of First Trust.
Remuneration is not based upon the performance of the Fund.

The elements of remuneration are balanced between fixed and variable and the senior management sets fixed salaries at a level sufficient to ensure that variable remuneration incentivises and rewards strong individual performance but does not encourage excessive risk taking.

No individual is involved in setting his or her own remuneration.

                               BOARD OF TRUSTEES

Effective November 1, 2021, Denise M. Keefe was appointed as a Trustee of the
Trust. Ms. Keefe is Executive Vice President of Advocate Aurora Health and
President of Advocate Aurora Continuing Health Division (together, "Advocate"), one of the largest integrated healthcare systems in the U.S. serving Illinois and Wisconsin. Ms. Keefe has been employed by Advocate since 1993 and is responsible for the Continuing Health Division's strategic direction, fiscal management, business development, revenue enhancement, operational efficiencies, and human resource management of 4,000 employees. Ms. Keefe also currently serves on the boards of several organizations within the Advocate Aurora
Continuing Health Division and other health care organizations, including RML
Long Term Acute Care Hospitals (since 2014) and Senior Helpers (since 2021).
Prior thereto, Ms. Keefe was Corporate Vice President, Marketing and Business
Development for the Visiting Nurse Association of Chicago (1989 - 1992) and a
former Board Member of Sherman West Court Skilled Nursing Facility.

                                                                         Page 43

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BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)
                          OCTOBER 31, 2021 (UNAUDITED)

The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite
400, Wheaton, IL 60187.

The Trust's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.


                                                                                                  NUMBER OF             OTHER
                                                                                                PORTFOLIOS IN      TRUSTEESHIPS OR
                                                                                               THE FIRST TRUST      DIRECTORSHIPS
           NAME,               TERM OF OFFICE AND                                               FUND COMPLEX       HELD BY TRUSTEE
     YEAR OF BIRTH AND         YEAR FIRST ELECTED            PRINCIPAL OCCUPATIONS               OVERSEEN BY         DURING PAST
  POSITION WITH THE TRUST         OR APPOINTED                DURING PAST 5 YEARS                  TRUSTEE             5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee   o Indefinite Term    Physician, Officer, Wheaton Orthopedics;         215         None
(1951)                                              Limited Partner, Gundersen Real Estate
                               o Since Inception    Limited Partnership (June 1992 to
                                                    December 2016)

Thomas R. Kadlec, Trustee      o Indefinite Term    President, ADM Investors Services, Inc.          215         Director of ADM
(1957)                                              (Futures Commission Merchant)                                Investor Services,
                               o Since Inception                                                                 Inc., ADM
                                                                                                                 Investor Services
                                                                                                                 International,
                                                                                                                 Futures Industry
                                                                                                                 Association, and
                                                                                                                 National Futures
                                                                                                                 Association

Robert F. Keith, Trustee       o Indefinite Term    President, Hibs Enterprises (Financial           215         Director of Trust
(1956)                                              and Management Consulting)                                   Company of
                               o Since Inception                                                                 Illinois

Niel B. Nielson, Trustee       o Indefinite Term    Senior Advisor (August 2018 to Present),         215         None
(1954)                                              Managing Director and Chief Operating
                               o Since Inception    Officer (January 2015 to August 2018),
                                                    Pelita Harapan Educational Foundation
                                                    (Educational Products and Services)

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(1), Trustee,    o Indefinite Term    Chief Executive Officer, First Trust             215         None
Chairman of the Board                               Advisors L.P. and First Trust (1955)
                               o Since Inception    Portfolios L.P.; Chairman of the Board
                                                    of Directors, BondWave LLC (Software
                                                    Development Company) and Stonebridge
                                                    Advisors LLC (Investment Advisor)


-----------------------------

(1)   Mr. Bowen is deemed an "interested person" of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P.,
      investment advisor of the Trust.


--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)
                          OCTOBER 31, 2021 (UNAUDITED)


     NAME AND             POSITION AND OFFICES        TERM OF OFFICE AND                     PRINCIPAL OCCUPATIONS
   YEAR OF BIRTH               WITH TRUST             LENGTH OF SERVICE                       DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                  OFFICERS(2)
------------------------------------------------------------------------------------------------------------------------------------
James M. Dykas        President and Chief            o Indefinite Term      Managing Director and Chief Financial Officer
(1966)                Executive Officer                                     (January 2016 to Present), Controller (January 2011
                                                     o Since January 2016   to January 2016), Senior Vice President (April 2007
                                                                            to January 2016), First Trust Advisors L.P. and First
                                                                            Trust Portfolios L.P.; Chief Financial Officer
                                                                            (January 2016 to Present), BondWave LLC
                                                                            (Software Development Company) and Stonebridge
                                                                            Advisors LLC (Investment Advisor)

Donald P. Swade       Treasurer, Chief Financial     o Indefinite Term      Senior Vice President (July 2016 to Present), Vice
(1972)                Officer and Chief Accounting                          President (April 2012 to July 2016), First Trust
                      Officer                        o Since January 2016   Advisors L.P. and First Trust Portfolios L.P.

W. Scott Jardine      Secretary and Chief            o Indefinite Term      General Counsel, First Trust Advisors L.P. and First
(1960)                Legal Officer                                         Trust Portfolios L.P.; Secretary and General
                                                     o Since Inception      Counsel, BondWave LLC; Secretary, Stonebridge
                                                                            Advisors LLC

Daniel J. Lindquist   Vice President                 o Indefinite Term      Managing Director, First Trust Advisors L.P. and
(1970)                                                                      First Trust Portfolios L.P.
                                                     o Since Inception

Kristi A. Maher       Chief Compliance Officer       o Indefinite Term      Deputy General Counsel, First Trust Advisors L.P.
(1966)                and Assistant Secretary                               and First Trust Portfolios L.P.
                                                     o Since Inception

Roger F. Testin       Vice President                 o Indefinite Term      Senior Vice President, First Trust Advisors L.P. and
(1966)                                                                      First Trust Portfolios L.P.
                                                     o Since Inception

Stan Ueland           Vice President                 o Indefinite Term      Senior Vice President, First Trust Advisors L.P. and
(1970)                                                                      First Trust Portfolios L.P.
                                                     o Since Inception


-----------------------------

(2)   The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

                                                                         Page 45


--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)
                          OCTOBER 31, 2021 (UNAUDITED)

                                 PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o     Information we receive from you and your broker-dealer, investment professional or financial representative through interviews, applications, agreements or other forms;

      o     Information about your transactions with us, our affiliates or others;

      o     Information we receive from your inquiries by mail, e-mail or telephone; and

      o     Information we collect on our website through the use of "cookies".
            For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o     In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o     We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

USE OF WEBSITE ANALYTICS

We currently use third party analytics tools, Google Analytics and AddThis to gather information for purposes of improving First Trust's website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust's website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually.
We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at
1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust
Advisors).

March 2021


                      This page intentionally left blank.


                      This page intentionally left blank.


FIRST TRUST

First Trust Exchange-Traded Fund IV

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187

ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603


[BLANK BACK COVER]


FIRST TRUST

First Trust Exchange-Traded Fund IV

--------------------------------------------------------------------------------

First Trust Strategic Income
ETF (FDIV)

Annual Report
For the Year Ended
October 31, 2021


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                                 ANNUAL REPORT
                                OCTOBER 31, 2021

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First
Trust" or the "Advisor") and/or First Trust Global Portfolios Limited ("FTGP");
Energy Income Partners, LLC ("EIP"); Stonebridge Advisors LLC ("Stonebridge");
and/or Richard Bernstein Advisors LLC ("RBA") (each, a "Sub-Advisor" and together, the "Sub-Advisors") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact.
For example, forward-looking statements include the use of words such as
"anticipate," "estimate," "intend," "expect," "believe," "plan," "may,"
"should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund IV (the "Trust") described in this report (First Trust Strategic Income ETF; hereinafter referred to as the
"Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisors and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objectives. The
Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund's shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in the Fund. See "Risk Considerations" in the Additional
Information section of this report for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit
www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on the Fund's webpage at www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary from the portfolio management team of the
Fund, you may obtain an understanding of how the market environment affected the
Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the
Advisor and/or Sub-Advisors are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.


--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                OCTOBER 31, 2021

Dear Shareholders:

First Trust is pleased to provide you with the annual report for the First Trust
Strategic Income ETF (the "Fund"), which contains detailed information about the
Fund for the twelve months ended October 31, 2021.

Inflation has arrived, and its entrance was grand, to say the least. The
Consumer Price Index came in at 6.2% year-over-year in October 2021, according to data from the U.S. Bureau of Labor Statistics. The last time it topped the
6.0% mark was in December 1990 (6.1%), over 30 years ago. As is often the case with major shifts in the economy and markets, there is debate over what is truly behind them. For many months, as inflation was trending higher, Federal Reserve
(the "Fed") Chairman Jerome Powell held the view that the rising inflationary pressures largely stemmed from global supply chain bottlenecks induced by the coronavirus ("COVID-19") pandemic. Perhaps the best example of this is the unprecedented backlog of container ships that have dropped anchor outside the
California ports of Los Angeles and Long Beach. Together, these ports service
40% of all the container ships bound for the U.S. In normal times, no ships are anchored waiting to unload their goods. Shortages of trucks and drivers have also contributed to the slowdown at the ports.

The takeaway is that goods are not being delivered to warehouses and store shelves in a timely fashion and that is helping to drive prices higher for consumers. Simply put, inflation is the byproduct of too much money chasing too few goods. We'll return to this axiom shortly. Chairman Powell originally believed the bottlenecks would be remedied relatively quickly as the global economy reopened and people went back to work. That, in turn, would allow inflationary pressures to dissipate, which has not happened. Around the end of
October, Chairman Powell finally acknowledged that inflation will likely remain elevated through mid-2022. This realization is what motivated the Fed to announce that it would begin to taper its monthly bond buying program
(quantitative easing) starting in November 2021. It has been purchasing roughly
$80 billion of Treasuries and $40 billion of mortgage-backed securities in the open market every month since June 2020. The Fed will shave $15 billion off that combined total every month until the buying has ceased, which should be around mid-2022. If all goes to plan, the next stage in the evolution of the Fed's monetary policy would involve initiating interest rate hikes.

While the supply chain bottlenecks have clearly played a role in the spike in inflation by limiting the amount of goods available to consume, the biggest contributing factor is likely the surge in the U.S. money supply, according to
Brian Wesbury, Chief Economist at First Trust. M2 is a measure of the money supply that includes cash, checking deposits and liquid assets easily convertible to cash. The M2 measure of money has exploded by 36% since February
2020, well above the 6% pre-COVID-19 annualized norm. The trillions of dollars of stimulus distributed by the U.S. government to help backstop the economy during the pandemic has contributed to higher inflation. On Wednesday, November
10, 2021, President Joe Biden admitted that his $1.9 trillion COVID-19 stimulus package has done just that. Remember, too much money chasing too few goods leads to inflation. Keep in mind, President Biden has recently successfully navigated a $1.2 trillion bipartisan infrastructure bill through Congress and has another roughly $1.75 trillion Build Back Better Act (social spending) piece of legislation pending. That means there is at least another $1.2 trillion dollars flowing into the economy over the next few years, and maybe more.

Data from FactSet indicates that the number of S&P 500(R) Index companies mentioning inflation on their 2021 third quarter earnings call hit a 10-year high, according to Business Insider. To date, 285 of the 461 companies that have reported their results have cited concerns over rising inflation. The Materials,
Consumer Staples and Energy sectors had the highest percentage of companies mentioned on these earnings calls at 90%, 88% and 86%, respectively. Suffice it to say, investors should add inflation to the list of criteria to assist them in positioning their portfolios moving forward.

Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Fund again in six months.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

                                                                          Page 1


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

FIRST TRUST STRATEGIC INCOME ETF (FDIV)

The primary investment objective of First Trust Strategic Income ETF (the
"Fund") is to seek risk-adjusted income. The Fund's secondary investment objective is capital appreciation. The Fund is a multi-manager, multi-strategy actively managed exchange-traded fund. First Trust Advisors L.P. ("First Trust"
or the "Advisor") serves as the Fund's investment advisor. The Advisor's
Investment Committee determines the Fund's strategic allocation among various general investment categories and allocates the Fund's assets to portfolio management teams comprised of personnel of the Advisor and/or a sub-advisor
(each, a "Management Team"), which employ their respective investment strategies. Shares of the Fund are listed on The Nasdaq Stock Market LLC under the ticker symbol "FDIV."

The Fund's investment categories are: (i) high yield corporate bonds, commonly referred to as "junk" bonds, and first lien senior secured floating rate bank loans; (ii) mortgage-related investments; (iii) preferred securities; (iv)
international sovereign bonds, including securities issued by emerging markets countries; (v) equity securities of Energy Infrastructure Companies(1), certain of which are master limited partnerships ("MLPs"); and (vi) dividend paying U.S.
exchange-traded equity securities and depositary receipts. The Management Teams may utilize a related option overlay strategy and/or derivative instruments in implementing their respective investment strategies for the Fund. Additionally, the Management Teams may seek to gain exposure to the Fund's investment categories directly or through investments in exchange-traded funds. The Advisor expects that the Fund may at times invest significantly in other exchange-traded funds, including but not limited to, other exchange-traded funds that are advised by the Advisor; accordingly, the Fund may operate principally as a "fund of funds," but will not necessarily operate as such at all times. The Fund seeks to achieve its objectives by having each Management Team focus on those securities within its respective investment category. The Fund may add or remove investment categories or Management Teams at the discretion of the Advisor.


------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                                     AVERAGE ANNUAL                          CUMULATIVE
                                                                      TOTAL RETURNS                         TOTAL RETURNS
                                            1 Year Ended   5 Years Ended   Inception (8/13/14)   5 Years Ended   Inception (8/13/14)
                                              10/31/21       10/31/21          to 10/31/21         10/31/21          to 10/31/21
FUND PERFORMANCE
NAV                                            16.33%          4.45%              4.24%              24.35%             34.97%
Market Price                                   16.35%          4.40%              4.26%              24.01%             35.15%

INDEX PERFORMANCE
Blended Index(2)                               22.88%          5.80%              4.62%              32.58%             38.48%
Bloomberg U.S. Aggregate Bond Index            -0.48%          3.10%              3.13%              16.46%             24.93%
Russell 3000(R) Index                          43.90%         18.91%             14.67%             137.73%            168.56%
------------------------------------------------------------------------------------------------------------------------------------


Total returns for the period since inception are calculated from the inception date of the Fund. "Average Annual Total Returns" represent the average annual change in value of an investment over the period indicated. "Cumulative Total
Returns" represent the total change in value of an investment over the period indicated.

The Fund's per share net asset value ("NAV") is the value of one share of the
Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint of the national best bid and offer price ("NBBO") as of the time that the Fund's NAV is calculated. Under SEC rules, the NBBO consists of the highest displayed buy and lowest sell prices among the various exchanges trading the Fund at the time the Fund's NAV is calculated. Prior to January 1,
2019, the price used was the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund were listed for trading as of the time that the Fund's NAV was calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in the Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the
Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future performance.

-----------------------------

(1)   Energy Infrastructure Companies are publicly-traded MLPs or limited liability companies that are taxed as partnerships; entities that control
      MLPs, entities that own general partner interests in an MLP, or MLP affiliates (such as I-shares or I-units); U.S. and Canadian energy yield corporations ("yieldcos"); pipeline companies; utilities; and other companies that are involved in operating or providing services in support of infrastructure assets such as pipeline, power transmission, terminalling and petroleum and natural gas storage in the petroleum, natural gas and power generation industries.

(2)   The Blended Index is equally weighted to include these six indices: the
      Alerian MLP Index, Dow Jones U.S. Select Dividend Index, ICE BofA Fixed
      Rate Preferred Securities Index, ICE BofA U.S. High Yield Index, Bloomberg
      EM USD Aggregate Index and Bloomberg U.S. MBS Index. An index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the index performance shown. Indices are unmanaged and an investor cannot invest directly in an index. The Blended Index returns are calculated by using the monthly return of the six indices during each period shown above. At the beginning of each month the six indices are rebalanced to a 16.66 percentage weighting for each to account for divergence from that percentage weighting that occurred during the course of each month. The monthly returns are then compounded for each period shown above, giving the performance of the Blended Index for each period shown above.


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST STRATEGIC INCOME ETF (FDIV)

-----------------------------------------------------------
                                                % OF
FUND ALLOCATION                              NET ASSETS
-----------------------------------------------------------
Exchange-Traded Funds                           49.5%
Common Stocks                                   36.3
Master Limited Partnerships                      8.9
Real Estate Investment Trusts                    3.2
U.S. Government Agency Mortgage-
   Backed Securities                             0.6
Mortgage-Backed Securities                       0.0*
Net Other Assets and Liabilities**               1.5
                                               ------
     Total                                     100.0%
                                               ======

*  Amount is less than 0.1%.
** Includes variation margin on futures contracts.

-----------------------------------------------------------
                                             % OF TOTAL
TOP TEN HOLDINGS                             INVESTMENTS
-----------------------------------------------------------
First Trust Senior Loan ETF                     19.8%
First Trust Preferred Securities and
   Income ETF                                    9.3
First Trust Emerging Markets Local
   Currency Bond ETF                             9.1
First Trust Low Duration Opportunities ETF       5.9
iShares J.P. Morgan USD Emerging Markets
   Bond ETF                                      3.1
First Trust Institutional Preferred Securities
   and Income ETF                                3.1
Enterprise Products Partners, L.P.               2.0
Magellan Midstream Partners, L.P.                1.9
TC Energy Corp.                                  1.4
NextEra Energy Partners, L.P.                    1.3
                                              -------
     Total                                      56.9%
                                              =======


                               Performance of a $10,000 Initial Investment
                                   August 13, 2014 - October 31, 2021

            First Trust Strategic      Blended         Bloomberg U.S.         Russell 3000(R)
                 Income ETF             Index       Aggregate Bond Index           Index
8/13/14            $10,000             $10,000            $10,000                 $10,000
10/31/14            10,177              10,129             10,080                  10,371
4/30/15             10,330              10,191             10,288                  10,863
10/31/15             9,989               9,735             10,280                  10,837
4/30/16             10,436              10,006             10,571                  10,844
10/31/16            10,856              10,446             10,731                  11,297
4/30/17             11,275              10,981             10,659                  12,859
10/31/17            11,442              11,058             10,827                  14,006
4/30/18             11,340              11,029             10,625                  14,537
10/31/18            11,303              11,093             10,605                  14,929
4/30/19             12,100              11,766             11,187                  16,379
10/31/19            12,502              11,977             11,826                  16,942
4/30/20             11,156              10,915             12,401                  16,208
10/31/20            11,604              11,270             12,558                  18,662
4/30/21             13,166              13,434             12,367                  24,462
10/31/21            13,499              13,849             12,498                  26,854


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.

                                                                          Page 3


--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                                 ANNUAL REPORT
                          OCTOBER 31, 2021 (UNAUDITED)

                               INVESTMENT ADVISOR

First Trust Advisors L.P. ("First Trust" or the "Advisor") is the investment advisor to the First Trust Strategic Income ETF ("FDIV" or the "Fund"). The
following serve as investment sub-advisors (each, a "Sub-Advisor") to the Fund:
First Trust Global Portfolios Limited ("FTGP"); Energy Income Partners, LLC
("EIP"); Stonebridge Advisors LLC ("Stonebridge"); and Richard Bernstein
Advisors LLC ("RBA"). The Advisor's Investment Committee determines the Fund's strategic allocation among various general investment categories and allocates the Fund's assets to portfolio management teams comprised of personnel of the
Advisor and/or a Sub-Advisor, which employs their respective investment strategies.

                         ADVISOR'S INVESTMENT COMMITTEE

ADVISOR'S INVESTMENT COMMITTEE

The Advisor's Investment Committee, which determines the Fund's strategic allocation among various general investment categories and allocates the Fund's assets, consists of:

o     DANIEL J. LINDQUIST, CHAIRMAN OF THE INVESTMENT COMMITTEE AND MANAGING
      DIRECTOR OF FIRST TRUST;

o     JON C. ERICKSON, SENIOR VICE PRESIDENT OF FIRST TRUST;

o     DAVID G. MCGAREL, CHIEF INVESTMENT OFFICER, CHIEF OPERATING OFFICER AND
      MANAGING DIRECTOR OF FIRST TRUST;

o     ROGER F. TESTIN, SENIOR VICE PRESIDENT OF FIRST TRUST;

o     TODD LARSON, CFA, VICE PRESIDENT AND PORTFOLIO MANAGER OF FIRST TRUST;

o     JOHN GAMBLA; CFA, FRM, PRM, SENIOR PORTFOLIO MANAGER OF FIRST TRUST;

o     ROB A. GUTTSCHOW, CFA, SENIOR PORTFOLIO MANAGER OF FIRST TRUST; AND

o     CHRIS A. PETERSON, CFA, SENIOR VICE PRESIDENT OF FIRST TRUST.

ADVISOR PORTFOLIO MANAGERS

o     WILLIAM HOUSEY, CFA, SENIOR VICE PRESIDENT AND SENIOR PORTFOLIO MANAGER OF
      FIRST TRUST;

o     JEFFREY SCOTT, CFA, SENIOR VICE PRESIDENT, DEPUTY CREDIT OFFICER AND
      PORTFOLIO MANAGER OF FIRST TRUST;

o     JEREMIAH CHARLES, SENIOR VICE PRESIDENT AND PORTFOLIO MANAGER OF FIRST
      TRUST; AND

o     JAMES SNYDER, SENIOR VICE PRESIDENT AND PORTFOLIO MANAGER OF FIRST TRUST.

SUB-ADVISOR PORTFOLIO MANAGERS

o     JAMES J. MURCHIE, FOUNDER, CHIEF EXECUTIVE OFFICER, CO-PORTFOLIO MANAGER
      AND PRINCIPAL OF EIP.

o     EVA PAO, PORTFOLIO MANAGER AND PRINCIPAL OF EIP.

o     JOHN K. TYSSELAND, PORTFOLIO MANAGER AND PRINCIPAL OF EIP.

o     DEREK FULTON, DIRECTOR AND CHIEF EXECUTIVE OFFICER OF FTGP.

o     LEONARDO DA COSTA, DIRECTOR AND PORTFOLIO MANAGER OF FTGP.

o     ANTHONY BEEVERS, PORTFOLIO MANAGER OF FTGP.

o     RICHARD BERNSTEIN, CHIEF EXECUTIVE OFFICER AND CHIEF INVESTMENT OFFICER OF
      RBA.

o     HENRY TIMMONS, CFA, DIRECTOR OF ETFS OF RBA.

o     MATTHEW GRISWOLD, CFA, DIRECTOR OF INVESTMENTS OF RBA.

o     DAN SUZUKI, CFA, DEPUTY CHIEF INVESTMENT OFFICER OF RBA.

o     SCOTT T. FLEMING, FOUNDER, PRESIDENT AND CHIEF EXECUTIVE OFFICER OF
      STONEBRIDGE.

o     ROBERT WOLF, SENIOR VICE PRESIDENT AND CHIEF INVESTMENT OFFICER OF
      STONEBRIDGE.

o     ERIC WEAVER, SENIOR VICE PRESIDENT AND CHIEF STRATEGIST OF STONEBRIDGE.

The portfolio managers are primarily and jointly responsible for the day-to-day management of the Fund. Each portfolio manager has served as part of the
Management Team since 2014, except for Leonardo Da Costa who has served as part of the Management Team since 2015, Chris A. Peterson who has served as part of the Management Team since 2016, Henry Timmons and Matthew Griswold who have served as part of the Management Team since 2017, Eric Weaver who has served as part of the Management Team since 2020, and Jeffrey Scott who has served as part of the Management Team since 2021.

                                   COMMENTARY

FIRST TRUST STRATEGIC INCOME ETF

The Fund is an actively managed exchange-traded fund. The primary investment objective of the Fund is to seek risk-adjusted income. The Fund's secondary investment objective is capital appreciation. There is no assurance that the
Fund's investment objectives will be achieved. The Fund may not be appropriate for all investors.


--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                                 ANNUAL REPORT
                          OCTOBER 31, 2021 (UNAUDITED)

MARKET RECAP

It was not that long ago when central banks around the globe were pulling out all the stops to combat deflationary pressures by keeping interest rates artificially low for years on end. They are just now starting to seriously discuss raising them. For many years they were steadfast about their desire to boost inflation. Some central banks, such as the U.S. Federal Reserve (the
"Fed") and the European Central Bank, also enacted quantitative easing ("QE")
programs involving the acquisition of bonds and other assets in the open market to inject billions of dollars of liquidity into their respective economies and financial systems. The onset of the coronavirus ("COVID-19") pandemic in the first quarter of 2020 and the subsequent economic fallout made their jobs much harder. The Fed more than doubled the size of its balance sheet from $4.02 trillion at the end of October 2019 to $8.56 trillion at the close of October
2021. Keep in mind, the Fed's balance sheet stood at $884.04 billion at the end of October 2007, just prior to the 2008-2009 financial crisis. Like it or not, the Fed's influence on the U.S. and global economies has grown profoundly over the past decade or so, in our opinion. As such, we encourage investors to closely monitor its views and statements concerning monetary policy moving forward.

As the saying goes, "Be careful what you wish for." The Fed wanted higher inflation and it got it. The Consumer Price Index ("CPI") stood at 6.2% on a trailing 12-month basis in October 2021, up from 1.2% in October 2020, according to the Bureau of Labor Statistics. The CPI has not been at or above the 6.0%
mark since December 1990. Having pointed that out, the Fed remains comfortable with keeping the Federal Funds target rate (upper bound) at 0.25% for now. After concluding their last Federal Open Market Committee meeting in November, Fed
Chairman Jerome Powell reported that the Fed intends to begin tapering its bond purchases in November 2021. It has been purchasing roughly $80 billion of
Treasuries and $40 billion of mortgage-backed securities in the open market every month since June 2020. It will shave $15 billion off that combined total every month until the buying has ceased, which should be around mid-2022. If all goes to plan, the next stage in the evolution of the Fed's monetary policy would involve initiating rate hikes.

With respect to the fixed-income market, there is more to follow than just the direction of interest rates and bond yields. Investors also need to pay attention to credit risk. One of the best barometers of such risk is the global speculative-grade default rate. Speculative-grade corporate debt, in particular, is inherently riskier than government-backed and investment-grade debt, and that is what makes it a valuable tool to gauge the strength of the global economy, in our opinion. A low or declining default rate indicates a more positive climate than an elevated or rising default rate. We track data from Moody's Investors
Service. Moody's reported that its global speculative-grade default rate stood at 2.3% in October 2021. It puts the historical average default rate at 4.1%.
Its baseline scenario sees the default rate declining to 1.7% by December 2021.
Moody's recorded 45 defaults over the first 10 months of 2021, down from 184 defaults over the same period a year ago. In other words, we like that the near-term projection for the default rate, which was already well below its historical average, is lower. It indicates that the state of the global economy, while subject to change, is on solid footing.

The International Monetary Fund ("IMF") reported in its latest release that global gross domestic product ("GDP") growth is expected to come in at 5.9% in
2021 and 4.9% in 2022, up from -3.1% in 2020. Remember, the onset of the
COVID-19 pandemic in the U.S. and most global regions occurred in the first quarter of 2020. The IMF projects the U.S. economy to grow at a rate of 6.0% in
2021 and 5.2% in 2022, up from -3.4% in 2020. With respect to all Advanced
Economies, the IMF is projecting GDP growth of 5.2% in 2021 and 4.5% in 2022, up from -4.5% in 2020. Lastly, the IMF projects Emerging Market and Developing
Economies to grow at a rate of 6.4% in 2021 and 5.1% in 2022, up from -2.1% in
2020. Looking ahead to 2022, the outlook for growth is encouraging, but down a bit from the strong pandemic-induced recovery in 2021. The IMF is concerned that inflationary pressures stemming from the global supply chain bottlenecks could push prices higher if the problems persist. That scenario could, in turn, cause central banks to raise rates quickly to try and prevent inflation from overheating. Add this take to our prior comments regarding the Fed's view.

PERFORMANCE ANALYSIS/FUND

The Fund generated a net asset value ("NAV") return of 16.33% for the 12-month period ended October 31, 2021. For the same period, the Blended Index generated a return of 22.88%. The Blended Index is equally weighted to include these six indices: the Alerian MLP Index, Dow Jones U.S. Select Dividend Index, ICE BofA
Fixed Rate Preferred Securities Index, ICE BofA U.S. High Yield Index, Bloomberg
EM USD Aggregate Index, and Bloomberg U.S. MBS Index.

The Fund invests in six investment categories which are: high-yield corporate bonds and first lien senior secured floating-rate bank loans, mortgage-related investments, preferred securities, international sovereign bonds, equity securities of Energy Infrastructure Companies, and dividend-paying U.S.
exchange-traded equity securities and depositary receipts. The Fund may seek exposure to these investment categories directly or through investment in exchange-traded funds. The weight assigned to each investment category is determined on a periodic basis. As of October 31, 2021, the highest-weighted investment category was the dividend-paying U.S. exchange-traded equity securities, and the lowest-weighted investment category was mortgage-related investments. All the investment categories had positive performance for the one-year period, except mortgage-related investments and international sovereign bonds.

                                                                          Page 5


--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                                 ANNUAL REPORT
                          OCTOBER 31, 2021 (UNAUDITED)

Dividend-paying U.S. exchange-traded equity securities had the largest positive impact on overall Fund performance during the period. In terms of sectors, performance was primarily helped by securities in the Financials sector with the
Utilities, Real Estate and Industrials sectors also contributing. In terms of industries, positive contributions were mainly driven by exposure to the following areas: Banks, Equity Real Estate Investment Trusts (REITs), Electric
Utilities, Thrifts and Mortgage Finance and Insurance. Industry detractors were limited to the Machinery and Commercial Services & Supplies industries. A breakdown of performance by market capitalization ("cap") reveals that all segments contributed positively, led by small-cap and large-cap securities which had the largest allocations and performed most positively for the period.

The preferred securities market benefited from the accommodative monetary and fiscal stimulus and the reopening of the economy, resulting in positive performance across all segments of the preferred market for the period. With interest rates rising during the period, the Fund primarily benefited from security selection within non-investment grade securities, non-U.S. bank contingent convertible capital securities and investment grade securities with a bias towards shorter duration and variable rate securities. However, the positive performance of the preferred securities held by the Fund did not keep pace with the performance of the other asset classes in the Fund causing the preferred securities asset class to have a negative impact on the overall performance of the Fund for the period.

The performance of the Energy Infrastructure Companies held in the Fund had a positive impact on the overall performance of the Fund for the period. Positive sentiment around the energy sector helped drive good performance of the pipeline-related master limited partnerships ("MLPs") and C-Corporations while the performance of the regulated utilities was more in-line with the overall performance of the Fund.

The performance of international sovereign bonds had a negative impact on the overall performance of the Fund for the period. While emerging markets enjoyed a few strong months into the end of 2020, both for local currency and
USD-denominated debt, their performance was more challenging through the first few quarters of 2021. The combination of rolling COVID-19 lockdowns due to the rise of the Delta variant, as well as global supply chain constraints and rising concern for China's growth outlook weighed on sentiment. Yields also rose across many local currency markets as higher inflation induced tighter central bank policy action during the period.

The performance for the high-yield corporate bonds and floating-rate bank loans had a negative impact on the overall performance of the Fund for the period.
Although returns remained robust within both of these markets, higher risk asset prices outperformed. The Fund's overweight allocation to the Leisure industry benefitted performance as vaccinations were distributed and the global economy benefitted from easing pandemic restrictions. Offsetting these tailwinds was the credit sleeve's underweight allocation to the Energy industry as global commodity prices recovered over the last twelve-month period. For example, the price of WTI crude oil increased by more than 133%, rising from $35.79 per barrel as of October 31, 2020 to $83.57 per barrel as of October 31, 2021.

Mortgage-related investments had a negative impact on the overall Fund performance during the 12-month period ended October 31, 2021. Although spreads tightened across the Agency mortgage-backed securities sector, it was not enough to overcome the nearly 80 basis point (bps) rise in 5-Year Treasury yields, and the 68 bps rise in 10-Year Treasury yields over the period.

MARKET/FUND OUTLOOK

The IMF's economic growth forecast implies that there is no recession on the horizon at this time. The main concern in the current climate is the elevated rate of inflation and how it might impact the Fed's view on monetary policy if sustained, or if it continues to trend higher. The Fund is allocated such that some of its holdings, including dividend-paying stocks, energy stocks/MLPs and senior loans, could potentially benefit from rising inflation and any forthcoming bump in interest rates, in our opinion. Stock dividends are already heading up. The S&P 500(R) Index companies have distributed a record high $522 billion in dividends so far in 2021 (through November 4, 2021), up 8.07% from the $483 billion paid out in full-year 2020, according to S&P Dow Jones Indices.
As we noted a year ago, companies are cash-rich and payout ratios (percent of each dollar of earnings paid out as a dividend) overall are at a desirable level. Ideally, the dividend payout ratio should be below 50% for most companies, according to The Motley Fool. The payout ratio on the S&P 500(R)
Index was 41.24% in the third quarter of 2021, according to Bloomberg.
Commodities have historically been sought after by investors during periods of rising inflation, as was the case in 2007 and 2008. Energy is clearly one of the biggest and most influential commodities. From October 31, 2020 through October
31, 2021, the price of crude oil (WTI) rose 133.50% to $83.57 per barrel. Moving forward, investors may be wondering how much higher the price of crude oil can potentially run. For comparative purposes, the price of crude oil averaged
$91.95 per barrel from 2010 through 2014 (a 5-year period). Senior loans are speculative-grade securities with a floating-rate payout that is indexed to a short-term benchmark lending rate, such as the London Interbank Offered Rate
("LIBOR"). LIBOR has tended to follow the direction of the Federal Funds rate over time. The payout on senior loans is designed to rise or fall with the direction of short-term interest rates, though there tends to be an inherent lag of up to 90 days or so. Based on the recent surge in the rate of inflation, we believe the next move for short-term interest rates is higher. What we do not know today is when and how much. Stay tuned!


FIRST TRUST STRATEGIC INCOME ETF (FDIV)

UNDERSTANDING YOUR FUND EXPENSES
OCTOBER 31, 2021 (UNAUDITED)

As a shareholder of First Trust Strategic Income ETF (the "Fund"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other
Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2021.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month
Period" to estimate the expenses you paid on your account during this six-month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


---------------------------------------------------------------------------------------------------------------------------
                                                                                            ANNUALIZED
                                                                                          EXPENSE RATIO      EXPENSES PAID
                                                     BEGINNING            ENDING           BASED ON THE        DURING THE
                                                   ACCOUNT VALUE      ACCOUNT VALUE         SIX-MONTH          SIX-MONTH
                                                    MAY 1, 2021      OCTOBER 31, 2021     PERIOD (a) (b)     PERIOD (b) (c)
---------------------------------------------------------------------------------------------------------------------------
FIRST TRUST STRATEGIC INCOME ETF (FDIV)
Actual                                               $1,000.00          $1,025.30             0.43%              $2.20
Hypothetical (5% return before expenses)             $1,000.00          $1,023.04             0.43%              $2.19


(a)   These expense ratios reflect expense waivers. See Note 3 in the Notes to
      Financial Statements.

(b)   Annualized expense ratio and expenses paid during the six-month period do not include fees and expenses of the underlying funds in which the Fund invests.

(c)   Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (May 1, 2021 through October 31, 2021), multiplied by 184/365 (to reflect the six-month period).

                                                                          Page 7


FIRST TRUST STRATEGIC INCOME ETF (FDIV)

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2021


     SHARES                                                DESCRIPTION                                                VALUE
----------------  ---------------------------------------------------------------------------------------------  ---------------
EXCHANGE-TRADED FUNDS -- 49.5%

                  CAPITAL MARKETS -- 49.5%
         197,899  First Trust Emerging Markets Local Currency Bond ETF (a).....................................  $     6,342,663
         104,056  First Trust Institutional Preferred Securities and Income ETF (a)............................        2,140,432
          81,200  First Trust Low Duration Opportunities ETF (a)...............................................        4,096,540
         314,144  First Trust Preferred Securities and Income ETF (a)..........................................        6,433,669
         287,367  First Trust Senior Loan Fund (a).............................................................       13,753,384
          19,594  iShares J.P. Morgan USD Emerging Markets Bond ETF............................................        2,153,185
                                                                                                                 ---------------
                  TOTAL EXCHANGE-TRADED FUNDS..................................................................       34,919,873
                  (Cost $35,658,816)                                                                             ---------------

COMMON STOCKS -- 36.3%

                  AEROSPACE & DEFENSE -- 0.6%
           2,222  General Dynamics Corp........................................................................          450,510
                                                                                                                 ---------------
                  AIR FREIGHT & LOGISTICS -- 0.7%
           4,969  C.H. Robinson Worldwide, Inc.................................................................          481,943
                                                                                                                 ---------------
                  BANKS -- 5.0%
           4,453  Community Trust Bancorp, Inc.................................................................          194,507
          16,725  CVB Financial Corp...........................................................................          334,835
          10,042  First Busey Corp.............................................................................          255,971
          14,504  First Financial Bancorp......................................................................          344,905
           8,478  First Interstate BancSystem, Inc., Class A...................................................          352,430
          22,298  Fulton Financial Corp........................................................................          358,998
          23,532  Hope Bancorp, Inc............................................................................          343,332
           2,410  NBT Bancorp, Inc.............................................................................           88,423
           2,751  Park National Corp...........................................................................          353,751
           5,705  Truist Financial Corp........................................................................          362,096
           9,364  United Bankshares, Inc.......................................................................          346,374
           3,261  Washington Trust Bancorp, Inc................................................................          178,246
                                                                                                                 ---------------
                                                                                                                       3,513,868
                                                                                                                 ---------------
                  CAPITAL MARKETS -- 1.3%
           4,626  Cohen & Steers, Inc..........................................................................          438,961
           5,087  State Street Corp............................................................................          501,324
                                                                                                                 ---------------
                                                                                                                         940,285
                                                                                                                 ---------------
                  CHEMICALS -- 0.7%
           1,684  Air Products and Chemicals, Inc..............................................................          504,880
                                                                                                                 ---------------
                  COMMERCIAL SERVICES & SUPPLIES -- 0.5%
          17,616  Healthcare Services Group, Inc...............................................................          338,051
                                                                                                                 ---------------
                  CONSTRUCTION & ENGINEERING -- 0.3%
           1,676  Quanta Services, Inc.........................................................................          203,265
                                                                                                                 ---------------
                  ELECTRIC UTILITIES -- 6.9%
           5,902  Alliant Energy Corp..........................................................................          333,876
           3,788  American Electric Power Co., Inc.............................................................          320,881
             394  Duke Energy Corp.............................................................................           40,192
           6,813  Evergy, Inc..................................................................................          434,329
             659  Eversource Energy............................................................................           55,949
           3,188  Exelon Corp..................................................................................          169,570
           1,745  Fortis, Inc. (CAD)...........................................................................           77,676
          10,803  Hawaiian Electric Industries, Inc............................................................          438,170
           7,206  IDACORP, Inc.................................................................................          751,730
           5,114  MGE Energy, Inc..............................................................................          388,101
           7,348  NextEra Energy, Inc..........................................................................          627,005
           7,085  Otter Tail Corp..............................................................................          439,341


Page 8                  See Notes to Financial Statements


FIRST TRUST STRATEGIC INCOME ETF (FDIV)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2021


     SHARES                                                DESCRIPTION                                                VALUE
----------------  ---------------------------------------------------------------------------------------------  ---------------
COMMON STOCKS (CONTINUED)

                  ELECTRIC UTILITIES (CONTINUED)
           5,497  PPL Corp.....................................................................................  $       158,314
           5,917  Southern (The) Co............................................................................          368,747
           4,080  Xcel Energy, Inc.............................................................................          263,527
                                                                                                                 ---------------
                                                                                                                       4,867,408
                                                                                                                 ---------------
                  ELECTRICAL EQUIPMENT -- 0.6%
           4,565  Emerson Electric Co..........................................................................          442,851
                                                                                                                 ---------------
                  FOOD PRODUCTS -- 0.7%
           7,594  Mondelez International, Inc., Class A........................................................          461,260
                                                                                                                 ---------------
                  GAS UTILITIES -- 4.0%
          23,544  AltaGas Ltd. (CAD)...........................................................................          487,393
           9,488  Atmos Energy Corp............................................................................          874,034
             317  Chesapeake Utilities Corp....................................................................           41,549
           6,601  New Jersey Resources Corp....................................................................          249,584
           6,044  ONE Gas, Inc.................................................................................          406,761
           6,515  Southwest Gas Holdings, Inc..................................................................          451,164
           7,220  UGI Corp.....................................................................................          313,420
                                                                                                                 ---------------
                                                                                                                       2,823,905
                                                                                                                 ---------------
                  HOTELS, RESTAURANTS & LEISURE -- 0.6%
           1,761  McDonald's Corp..............................................................................          432,414
                                                                                                                 ---------------
                  INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS -- 0.1%
           2,733  Clearway Energy, Inc., Class A...............................................................           90,162
                                                                                                                 ---------------
                  INSURANCE -- 2.3%
           4,248  AMERISAFE, Inc...............................................................................          251,864
           2,274  Erie Indemnity Co., Class A..................................................................          468,012
           6,787  Principal Financial Group, Inc...............................................................          455,340
           8,172  Sun Life Financial, Inc......................................................................          465,559
                                                                                                                 ---------------
                                                                                                                       1,640,775
                                                                                                                 ---------------
                  MACHINERY -- 0.6%
           2,103  Snap-on, Inc.................................................................................          427,393
                                                                                                                 ---------------
                  MULTI-UTILITIES -- 4.4%
           2,412  ATCO Ltd., Class I (CAD).....................................................................           81,855
           1,223  Black Hills Corp.............................................................................           81,183
          12,461  CenterPoint Energy, Inc......................................................................          324,485
           3,877  CMS Energy Corp..............................................................................          233,977
           1,052  Dominion Energy, Inc.........................................................................           79,878
           1,375  DTE Energy Co................................................................................          155,856
          14,316  MDU Resources Group, Inc.....................................................................          439,931
           7,699  NorthWestern Corp............................................................................          437,765
           8,831  Public Service Enterprise Group, Inc.........................................................          563,418
           4,865  Sempra Energy................................................................................          620,920
             873  WEC Energy Group, Inc........................................................................           78,622
                                                                                                                 ---------------
                                                                                                                       3,097,890
                                                                                                                 ---------------
                  OIL, GAS & CONSUMABLE FUELS -- 4.0%
           3,126  Cheniere Energy, Inc. (b)....................................................................          323,228
           1,673  DT Midstream, Inc............................................................................           80,237
           9,698  Enbridge, Inc................................................................................          405,958
           3,746  Equitrans Midstream Corp.....................................................................           38,621
           6,153  Keyera Corp. (CAD)...........................................................................          157,703
          13,790  Kinder Morgan, Inc...........................................................................          230,983


                        See Notes to Financial Statements                 Page 9


FIRST TRUST STRATEGIC INCOME ETF (FDIV)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2021


     SHARES                                                DESCRIPTION                                                VALUE
----------------  ---------------------------------------------------------------------------------------------  ---------------
COMMON STOCKS (CONTINUED)

                  OIL, GAS & CONSUMABLE FUELS (CONTINUED)
           1,324  ONEOK, Inc...................................................................................  $        84,233
          18,378  TC Energy Corp...............................................................................          994,250
          17,269  Williams (The) Cos., Inc.....................................................................          485,086
                                                                                                                 ---------------
                                                                                                                       2,800,299
                                                                                                                 ---------------
                  SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 0.6%
           2,229  Texas Instruments, Inc.......................................................................          417,893
                                                                                                                 ---------------
                  THRIFTS & MORTGAGE FINANCE -- 1.0%
          16,206  Provident Financial Services, Inc............................................................          401,261
           7,867  TrustCo Bank Corp............................................................................          264,016
                                                                                                                 ---------------
                                                                                                                         665,277
                                                                                                                 ---------------
                  TRADING COMPANIES & DISTRIBUTORS -- 1.4%
           8,294  Fastenal Co..................................................................................          473,422
           1,633  Watsco, Inc..................................................................................          472,884
                                                                                                                 ---------------
                                                                                                                         946,306
                                                                                                                 ---------------
                  TOTAL COMMON STOCKS..........................................................................       25,546,635
                  (Cost $23,964,253)                                                                             ---------------



      UNITS                                                 DESCRIPTION                                               VALUE
----------------  ---------------------------------------------------------------------------------------------  ---------------
MASTER LIMITED PARTNERSHIPS -- 8.9%

                  CHEMICALS -- 0.6%
          15,824  Westlake Chemical Partners, L.P..............................................................          406,993
                                                                                                                 ---------------
                  GAS UTILITIES -- 0.0%
           2,524  Suburban Propane Partners, L.P...............................................................           40,384
                                                                                                                 ---------------
                  INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS -- 1.3%
          10,289  NextEra Energy Partners, L.P. (c)............................................................          887,941
                                                                                                                 ---------------
                  OIL, GAS & CONSUMABLE FUELS -- 7.0%
          13,193  Cheniere Energy Partners, L.P................................................................          581,152
          32,440  Energy Transfer, L.P.........................................................................          308,504
          60,659  Enterprise Products Partners, L.P............................................................        1,375,746
           8,191  Hess Midstream, L.P., Class A (c)............................................................          206,167
          12,459  Holly Energy Partners, L.P...................................................................          229,495
          27,126  Magellan Midstream Partners, L.P.............................................................        1,329,174
          56,725  Plains All American Pipeline, L.P............................................................          574,057
          19,581  Shell Midstream Partners, L.P................................................................          243,588
           4,898  Teekay LNG Partners, L.P. (c)................................................................           83,707
                                                                                                                 ---------------
                                                                                                                       4,931,590
                                                                                                                 ---------------
                  TOTAL MASTER LIMITED PARTNERSHIPS............................................................        6,266,908
                  (Cost $5,664,553)                                                                              ---------------



     SHARES                                                 DESCRIPTION                                               VALUE
----------------  ---------------------------------------------------------------------------------------------  ---------------
REAL ESTATE INVESTMENT TRUSTS -- 3.2%

                  EQUITY REAL ESTATE INVESTMENT TRUSTS -- 3.2%
           1,994  AvalonBay Communities, Inc...................................................................          471,940
          16,652  Four Corners Property Trust, Inc.............................................................          482,908
          11,643  Getty Realty Corp............................................................................          373,973
          10,463  National Retail Properties, Inc..............................................................          474,602
           1,460  Public Storage...............................................................................          484,983
                                                                                                                 ---------------
                  TOTAL REAL ESTATE INVESTMENT TRUSTS..........................................................        2,288,406
                  (Cost $2,056,490)                                                                              ---------------


Page 10                 See Notes to Financial Statements


FIRST TRUST STRATEGIC INCOME ETF (FDIV)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2021


   PRINCIPAL                                                                          STATED         STATED
     VALUE                                  DESCRIPTION                               COUPON        MATURITY          VALUE
----------------  ----------------------------------------------------------------  -----------  --------------  ---------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES -- 0.6%

                  COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.2%
                  Federal Home Loan Mortgage Corporation
$          6,343     Series 1998-192, Class IO, IO, STRIPS........................     6.50%        02/01/28     $           826
          75,611     Series 2006-3114, Class GI, IO, 1 Mo. LIBOR (x) -1 +
                        6.60% (d).................................................     6.51%        02/15/36              10,742
           4,388     Series 2006-3200, Class PO, PO...............................      (e)         08/15/36               4,067
           5,902     Series 2007-3373, Class TO, PO...............................      (e)         04/15/37               5,462
           3,171     Series 2011-3917, Class AI, IO...............................     4.50%        07/15/26                  85
         409,143     Series 2016-4619, Class IB, IO...............................     4.00%        12/15/47              12,815
                  Federal National Mortgage Association
             855     Series 1992-205, Class Z.....................................     7.00%        11/25/22                 877
           4,373     Series 1993-176, Class E, PO.................................      (e)         08/25/23               4,370
           4,486     Series 1993-247, Class 2, IO, STRIPS.........................     7.50%        10/25/23                 160
          48,235     Series 2003-339, Class 12, IO, STRIPS........................     6.00%        06/25/33               7,614
          10,705     Series 2003-W2, Class 1A1....................................     6.50%        07/25/42              12,322
          31,935     Series 2004-T2, Class 1PO, PO................................      (e)         11/25/43              30,124
           5,721     Series 2006-125, Class FA, 1 Mo. LIBOR + 0.28% (f)...........     0.37%        01/25/37               5,741
           9,079     Series 2007-42, Class AO, PO.................................      (e)         05/25/37               8,383
           8,947     Series 2008-44, Class PO, PO.................................      (e)         05/25/38               8,048
          42,194     Series 2012-409, Class C17, IO, STRIPS.......................     4.00%        11/25/41               6,078
         112,463     Series 2015-14, Class IK, IO.................................     0.75%        03/25/45               9,618
                  Government National Mortgage Association
          16,887     Series 2003-52, Class AP, PO.................................      (e)         06/16/33              16,105
          17,047     Series 2013-20, Class KI, IO.................................     5.00%        01/20/43               1,906
          15,611     Series 2013-67, Class PI, IO.................................     4.00%        12/16/42               1,439
                                                                                                                 ---------------
                                                                                                                         146,782
                                                                                                                 ---------------
                  PASS-THROUGH SECURITIES -- 0.4%
                  Federal Home Loan Mortgage Corporation
          53,016     Pool A80290..................................................     5.00%        11/01/35              60,631
           7,809     Pool G03523..................................................     6.00%        11/01/37               9,193
          30,343     Pool G07286..................................................     6.50%        09/01/39              34,768
           5,879     Pool G13124..................................................     6.00%        12/01/22               5,972
           1,685     Pool G13465..................................................     6.00%        01/01/24               1,712
           4,819     Pool G14184..................................................     5.00%        07/01/25               4,994
           4,431     Pool O20138..................................................     5.00%        11/01/30               4,796
                  Federal National Mortgage Association
          52,313     Pool 724888..................................................     5.50%        06/01/33              56,848
          12,021     Pool 888112..................................................     6.50%        12/01/36              13,912
           1,904     Pool 889780..................................................     5.50%        03/01/23               1,937
          11,132     Pool 977130..................................................     5.50%        08/01/23              11,427
           3,720     Pool AL6304..................................................     5.50%        09/01/25               3,838
                  Government National Mortgage Association
          28,192     Pool 609116..................................................     4.50%        02/15/44              32,940
           4,972     Pool MA2293..................................................     3.50%        10/20/44               5,138
                                                                                                                 ---------------
                                                                                                                         248,106
                                                                                                                 ---------------
                  TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES......................................          394,888
                  (Cost $398,894)                                                                                ---------------


                        See Notes to Financial Statements                Page 11


FIRST TRUST STRATEGIC INCOME ETF (FDIV)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2021


   PRINCIPAL                                                                          STATED         STATED
     VALUE                                  DESCRIPTION                               COUPON        MATURITY          VALUE
----------------  ----------------------------------------------------------------  -----------  --------------  ---------------
MORTGAGE-BACKED SECURITIES -- 0.0%

                  COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.0%
                  Residential Accredit Loans, Inc.
$          1,653     Series 2003-QS5, Class A2, 1 Mo. LIBOR (multiply) -1.83 +
                        14.76% (d)................................................     14.59%       03/25/18     $         1,570
           1,443     Series 2003-QS14, Class A1...................................      5.00%       07/25/18               1,439
             769     Series 2003-QS20, Class CB...................................      5.00%       11/25/18                 819
                                                                                                                 ---------------
                  TOTAL MORTGAGE-BACKED SECURITIES.............................................................            3,828
                  (Cost $4,060)                                                                                  ---------------

                  TOTAL INVESTMENTS -- 98.5%....................................................................      69,420,538
                  (Cost $67,747,066) (g)

                  NET OTHER ASSETS AND LIABILITIES -- 1.5%......................................................       1,056,847
                                                                                                                 ---------------
                  NET ASSETS -- 100.0%.......................................................................... $    70,477,385
                                                                                                                 ===============



FUTURES CONTRACTS AT OCTOBER 31, 2021 (See Note 2C - Futures Contracts in the
Notes to Financial Statements):

                                                                                                                   UNREALIZED
                                                                                                                  APPRECIATION
                                                                 NUMBER OF       EXPIRATION        NOTIONAL      (DEPRECIATION)/
FUTURES CONTRACTS                               POSITION         CONTRACTS          DATE             VALUE            VALUE
-------------------------------------------  ---------------  ---------------  ---------------  ---------------  ---------------
U.S. 5-Year Treasury Notes                        Long               2            Dec-2021      $       243,500  $          (329)
U.S. 10-Year Ultra Treasury Notes                 Long               2            Dec-2021              290,063            1,070
                                                                                                ---------------  ---------------
                                                                                                $       533,563  $           741
                                                                                                ===============  ===============


-----------------------------

(a)   Investment in an affiliated fund.

(b)   Non-income producing security.

(c)   This security is taxed as a "C" corporation for federal income tax purposes.

(d)   Inverse floating rate security.

(e)   Zero coupon security.

(f)   Floating or variable rate security.

(g)   Aggregate cost for federal income tax purposes is $68,371,112. As of
      October 31, 2021, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was
      $2,457,459 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was
      $1,407,292. The net unrealized appreciation was $1,050,167. The amounts presented are inclusive of derivative contracts.

IO    - Interest-Only Security - Principal amount shown represents par value on which interest payments are based.

LIBOR - London Interbank Offered Rate

PO    - Principal-Only Security

STRIPS - Separate Trading of Registered Interest and Principal of Securities

Currency Abbreviations:
CAD   Canadian Dollar

Page 12                 See Notes to Financial Statements


FIRST TRUST STRATEGIC INCOME ETF (FDIV)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2021

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of October 31,
2021 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):


                                                        ASSETS TABLE
                                                                                               LEVEL 2            LEVEL 3
                                                          TOTAL             LEVEL 1          SIGNIFICANT        SIGNIFICANT
                                                        VALUE AT            QUOTED           OBSERVABLE        UNOBSERVABLE
                                                       10/31/2021           PRICES             INPUTS             INPUTS
                                                     ---------------    ---------------    ---------------    ---------------
Exchange-Traded Funds*............................   $    34,919,873    $    34,919,873    $            --    $            --
Common Stocks*....................................        25,546,635         25,546,635                 --                 --
Master Limited Partnerships*......................         6,266,908          6,266,908                 --                 --
Real Estate Investment Trusts*....................         2,288,406          2,288,406                 --                 --
U.S. Government Agency Mortgage-Backed
   Securities.....................................           394,888                 --            394,888                 --
Mortgage-Backed Securities........................             3,828                 --              3,828                 --
                                                     ---------------    ---------------    ---------------    ---------------
Total Investments.................................        69,420,538         69,021,822            398,716                 --
Futures Contracts**...............................             1,070              1,070                 --                 --
                                                     ---------------    ---------------    ---------------    ---------------
Total.............................................   $    69,421,608    $    69,022,892    $       398,716    $            --
                                                     ===============    ===============    ===============    ===============

                                                      LIABILITIES TABLE
                                                                                               LEVEL 2            LEVEL 3
                                                          TOTAL             LEVEL 1          SIGNIFICANT        SIGNIFICANT
                                                        VALUE AT            QUOTED           OBSERVABLE        UNOBSERVABLE
                                                       10/31/2021           PRICES             INPUTS             INPUTS
                                                     ---------------    ---------------    ---------------    ---------------
Futures Contracts**...............................   $          (329)   $          (329)   $            --    $            --
                                                     ===============    ===============    ===============    ===============


*     See Portfolio of Investments for industry breakout.
**    Includes cumulative appreciation/depreciation on futures contracts as reported in the Futures Contracts table. Only the current day's variation margin is presented on the Statement of Assets and Liabilities.

                        See Notes to Financial Statements                Page 13


FIRST TRUST STRATEGIC INCOME ETF (FDIV)

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2021


ASSETS:
Investments, at value - Unaffiliated...................................     $     36,653,850
Investments, at value - Affiliated.....................................           32,766,688
                                                                            ----------------
Total investments, at value............................................           69,420,538
Cash...................................................................              698,063
Foreign currency, at value.............................................                5,344
Due from broker........................................................                6,435
Receivables:
   Capital shares sold.................................................            2,517,047
   Investment securities sold..........................................              471,855
   Dividends...........................................................               67,778
   Reclaims............................................................                3,738
   Interest............................................................                3,331
   Variation Margin....................................................                  359
                                                                            ----------------
      Total Assets.....................................................           73,194,488
                                                                            ----------------
LIABILITIES:
Payables:
   Investment securities purchased.....................................            2,689,111
   Investment advisory fees............................................               27,992
                                                                            ----------------
      Total Liabilities................................................            2,717,103
                                                                            ----------------
NET ASSETS.............................................................     $     70,477,385
                                                                            ================
NET ASSETS CONSIST OF:
Paid-in capital........................................................     $     73,491,418
Par value..............................................................               14,000
Accumulated distributable earnings (loss)..............................           (3,028,033)
                                                                            ----------------
NET ASSETS.............................................................     $     70,477,385
                                                                            ================
NET ASSET VALUE, per share.............................................     $          50.34
                                                                            ================
Number of shares outstanding (unlimited number of shares authorized,
   par value $0.01 per share)..........................................            1,400,002
                                                                            ================
Investments, at cost - Unaffiliated....................................     $     34,277,901
                                                                            ================
Investments, at cost - Affiliated......................................     $     33,469,165
                                                                            ================
Total investments, at cost.............................................     $     67,747,066
                                                                            ================
Foreign currency, at cost (proceeds)...................................     $          6,114
                                                                            ================


Page 14                 See Notes to Financial Statements


FIRST TRUST STRATEGIC INCOME ETF (FDIV)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2021


INVESTMENT INCOME:
Dividends - Unaffiliated...............................................     $        778,149
Dividends - Affiliated.................................................            1,548,932
Interest...............................................................               (6,662)
Foreign withholding tax................................................              (18,615)
                                                                            ----------------
   Total investment income.............................................            2,301,804
                                                                            ----------------
EXPENSES:
Investment advisory fees...............................................              581,018
                                                                            ----------------
   Total expenses......................................................              581,018
   Less fees waived by the investment advisor..........................             (290,630)
                                                                            ----------------
   Net expenses........................................................              290,388
                                                                            ----------------
NET INVESTMENT INCOME (LOSS)...........................................            2,011,416
                                                                            ----------------
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments - Unaffiliated..........................................            1,538,716
   Investments - Affiliated............................................             (486,627)
   In-kind redemptions - Unaffiliated..................................            3,932,819
   In-kind redemptions - Affiliated....................................            1,386,071
   Futures contracts...................................................               (2,087)
   Foreign currency transactions.......................................                  904
                                                                            ----------------
Net realized gain (loss)...............................................            6,369,796
                                                                            ----------------
Net increase from payment by the advisor...............................                1,758
                                                                            ----------------
Net change in unrealized appreciation (depreciation) on:
   Investments - Unaffiliated..........................................            2,504,311
   Investments - Affiliated............................................             (414,141)
   Futures contracts...................................................                  741
   Foreign currency translation........................................                  358
                                                                            ----------------
Net change in unrealized appreciation (depreciation)...................            2,091,269
                                                                            ----------------
NET REALIZED AND UNREALIZED GAIN (LOSS)................................            8,462,823
                                                                            ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS.....................................................     $     10,474,239
                                                                            ================


                        See Notes to Financial Statements                Page 15


FIRST TRUST STRATEGIC INCOME ETF (FDIV)

STATEMENTS OF CHANGES IN NET ASSETS


                                                                                  YEAR                   YEAR
                                                                                 ENDED                  ENDED
                                                                               10/31/2021             10/31/2020
                                                                            ----------------       ----------------
OPERATIONS:
Net investment income (loss)...........................................     $      2,011,416       $      2,092,395
Net realized gain (loss)...............................................            6,369,796             (6,605,804)
Net increase from payment by the advisor...............................                1,758                     --
Net change in unrealized appreciation (depreciation)...................            2,091,269             (2,736,147)
                                                                            ----------------       ----------------
Net increase (decrease) in net assets resulting from operations........           10,474,239             (7,249,556)
                                                                            ----------------       ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations..................................................           (2,628,954)            (2,785,206)
Return of capital......................................................                   --                (88,048)
                                                                            ----------------       ----------------
Total distributions to shareholders....................................           (2,628,954)            (2,873,254)
                                                                            ----------------       ----------------
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold..............................................           72,475,535             11,244,641
Cost of shares redeemed................................................          (70,562,092)           (31,523,585)
                                                                            ----------------       ----------------
Net increase (decrease) in net assets resulting
   from shareholder transactions.......................................            1,913,443            (20,278,944)
                                                                            ----------------       ----------------
Total increase (decrease) in net assets................................            9,758,728            (30,401,754)

NET ASSETS:
Beginning of period....................................................           60,718,657             91,120,411
                                                                            ----------------       ----------------
End of period..........................................................     $     70,477,385       $     60,718,657
                                                                            ================       ================
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period................................            1,350,002              1,800,002
Shares sold............................................................            1,500,000                250,000
Shares redeemed........................................................           (1,450,000)              (700,000)
                                                                            ----------------       ----------------
Shares outstanding, end of period......................................            1,400,002              1,350,002
                                                                            ================       ================


Page 16                 See Notes to Financial Statements


FIRST TRUST STRATEGIC INCOME ETF (FDIV)

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                                          YEAR ENDED OCTOBER 31,
                                          --------------------------------------------------------------------------------------
                                               2021              2020              2019              2018              2017
                                          --------------    --------------    --------------    --------------    --------------
Net asset value, beginning of period        $    44.98        $    50.62        $    47.72        $    50.68        $    49.89
                                            ----------        ----------        ----------        ----------        ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                      1.47              1.46              1.63              1.69              1.56
Net realized and unrealized gain (loss)           5.80 (a)         (5.07)             3.34             (2.26)             1.10 (b)
                                            ----------        ----------        ----------        ----------        ----------
Total from investment operations                  7.27             (3.61)             4.97             (0.57)             2.66
                                            ----------        ----------        ----------        ----------        ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                            (1.91)            (1.97)            (2.07)            (2.10)            (1.65)
Net realized gain                                   --                --                --                --             (0.22)
Return of capital                                   --             (0.06)               --             (0.29)               --
                                            ----------        ----------        ----------        ----------        ----------
Total distributions                              (1.91)            (2.03)            (2.07)            (2.39)            (1.87)
                                            ----------        ----------        ----------        ----------        ----------
Net asset value, end of period              $    50.34        $    44.98        $    50.62        $    47.72        $    50.68
                                            ==========        ==========        ==========        ==========        ==========
TOTAL RETURN (c)                                 16.33% (a)        (7.19)%           10.60%            (1.21)%            5.40% (b)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)        $   70,477        $   60,719        $   91,120        $   83,504        $   96,286
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average
   net assets (d)                                 0.85%             0.85%             0.85%             0.86% (e)         0.85%
Ratio of net expenses to average
   net assets (d)                                 0.42%             0.46%             0.50%             0.50% (e)         0.52%
Ratio of net investment income (loss) to
   average net assets                             2.94%             3.08%             3.21%             3.40%             3.10%
Portfolio turnover rate (f)                        101%              118%               91%              113%              119%


(a)   The Fund received a reimbursement from the Advisor in the amount of $1,758 in connection with a trade error, which represents less than $0.01 per share. Since the Advisor reimbursed the Fund, there was no effect on the
      Fund's total return.

(b)   The Fund received a reimbursement from the Advisor in the amount of $3,457 in connection with a trade error, which represents less than $0.01 per share. Since the Advisor reimbursed the Fund, there was no effect on the
      Fund's total return.

(c)   Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived by the Advisor.

(d)   The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund invests. This ratio does not include these indirect fees and expenses.

(e)   Includes excise tax. If this excise tax expense was not included, the total and net expense ratios would have been 0.85% and 0.49%, respectively.

(f)   Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

                        See Notes to Financial Statements                Page 17


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                                OCTOBER 31, 2021

                                1. ORGANIZATION

First Trust Exchange-Traded Fund IV (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on September 15,
2010, and is registered with the Securities and Exchange Commission under the
Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of ten funds that are offering shares. This report covers the First Trust Strategic Income ETF (the "Fund"), which trades under the ticker "FDIV" on The Nasdaq Stock Market LLC ("Nasdaq"). The Fund represents a separate series of shares of beneficial interest in the Trust. Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large blocks of shares known as
"Creation Units."

The Fund is a multi-manager, multi-strategy actively managed exchange-traded fund. The Fund's primary investment objective is to seek risk-adjusted income.
The Fund's secondary investment objective is capital appreciation.

First Trust Advisors L.P. ("First Trust" or the "Advisor") is the investment advisor to the Fund. The following serve as investment sub-advisors to the Fund:
First Trust Global Portfolios Limited ("FTGP"); Energy Income Partners, LLC
("EIP"); Stonebridge Advisors LLC ("Stonebridge"); and Richard Bernstein
Advisors LLC ("RBA") (each, a "Sub-Advisor" and together, the "Sub-Advisors").
The Advisor's Investment Committee determines the Fund's strategic allocation among various general investment categories and allocates the Fund's assets to portfolio management teams comprised of personnel of the Advisor and/or a Sub-
Advisor (each, a "Management Team"), which employ their respective investment strategies. The Fund seeks to achieve its objectives by having each Management
Team focus on those securities within its respective investment category. The
Fund may add or remove investment categories or Management Teams at the discretion of the Advisor.

The Fund's investment categories are: (i) high-yield corporate bonds, commonly referred to as "junk" bonds, and first lien senior secured floating rate bank loans; (ii) mortgage-related investments; (iii) preferred securities; (iv)
international sovereign bonds, including securities issued by emerging market countries; (v) equity securities of Energy Infrastructure Companies(1), certain of which are master limited partnerships ("MLPs"); and (vi) dividend paying U.S.
exchange-traded equity securities (including common stock) of companies (that may be domiciled in or outside of the United States) and depositary receipts.
The Management Teams may utilize a related option overlay strategy and/or derivative instruments in implementing their respective investment strategies for the Fund. Additionally, the Management Team may seek exposure to these asset classes directly or through investments in exchange-traded funds ("ETFs"). The
Advisor expects that the Fund may at times invest significantly in other ETFs, including but not limited to, other ETFs that are advised by the Advisor;
accordingly, the Fund may operate principally as a "fund of funds," but will not necessarily operate as such at all times.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting
Standards Codification Topic 946, "Financial Services-Investment Companies." The
following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

The Fund's NAV is determined daily as of the close of regular trading on the New
York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the
NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund's NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Advisor's Pricing Committee in

-----------------------------

(1)   Energy Infrastructure Companies are publicly-traded MLPs or limited liability companies that are taxed as partnerships; entities that control
      MLPs, entities that own general partner interests in an MLP, or MLP affiliates (such as I-shares or I-units); U.S. and Canadian energy yield corporations ("yieldcos"); pipeline companies; utilities; and other companies that are involved in operating or providing services in support of infrastructure assets such as pipeline, power transmission, terminalling and petroleum and natural gas storage in the petroleum, natural gas and power generation industries.


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                                OCTOBER 31, 2021

accordance with valuation procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the
Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. All securities and other assets of the Fund initially expressed in foreign currencies will be converted to U.S. dollars using exchange rates in effect at the time of valuation. The Fund's investments are valued as follows:

      Corporate bonds, corporate notes, U.S. government securities, mortgage-backed securities, asset-backed securities and other debt securities are fair valued on the basis of valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Trust's Board of Trustees, which may use the following valuation inputs when available:

            1)    benchmark yields;
            2)    reported trades;
            3)    broker/dealer quotes;
            4)    issuer spreads;
            5)    benchmark securities;
            6)    bids and offers; and
            7)    reference data including market research publications.

      Common stocks, preferred stocks, MLPs and other equity securities listed on any national or foreign exchange (excluding Nasdaq and the London Stock
      Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for
      Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Exchange-traded futures contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded futures contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor's Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination.
      Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:

            1)    the credit conditions in the relevant market and changes
                  thereto;
            2)    the liquidity conditions in the relevant market and changes thereto;
            3)    the interest rate conditions in the relevant market and
                  changes thereto (such as significant changes in interest
                  rates);
            4)    issuer-specific conditions (such as significant credit
                  deterioration); and
            5)    any other market-based data the Advisor's Pricing Committee considers relevant. In this regard, the Advisor's Pricing
                  Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of
1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities.

                                                                         Page 19

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--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                                OCTOBER 31, 2021

Fair valuation of a debt security will be based on the consideration of all available information, including, but not limited to, the following:

            1)    the fundamental business data relating to the issuer;

            2)    an evaluation of the forces which influence the market in
                  which these securities are purchased and sold;

            3)    the type, size and cost of a security;

            4)    the financial statements of the issuer;

            5)    the credit quality and cash flow of the issuer, based on the
                  Advisor's or external analysis;

            6)    the information as to any transactions in or offers for the security;

            7)    the price and extent of public trading in similar securities of the issuer/borrower, or comparable companies;

            8)    the coupon payments;

            9)    the quality, value and salability of collateral, if any,
                  securing the security;

           10)    the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer's management (for corporate debt
                  only);

           11)    the economic, political and social prospects/developments of the country of issue and the assessment of the country's
                  government leaders/officials (for sovereign debt only);

           12)    the prospects for the issuer's industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry (for corporate debt only); and

           13)    other relevant factors.

Fair valuation of an equity security will be based on the consideration of all available information, including, but not limited to, the following:

            1)    the type of security;
            2)    the size of the holding;
            3)    the initial cost of the security;
            4)    transactions in comparable securities;
            5)    price quotes from dealers and/or third-party pricing services;
            6)    relationships among various securities;
            7)    information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
            8)    an analysis of the issuer's financial statements; and
            9)    the existence of merger proposals or tender offers that might affect the value of the security.

Because foreign markets may be open on different days than the days during which investors may transact in the shares of the Fund, the value of the Fund's securities may change on the days when investors are not able to transact in the shares of the Fund. The value of the securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o     Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o     Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o     Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little
                  information is released publicly.

            o     Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves
                  observable at commonly quoted intervals, volatilities,
                  prepayment speeds, loss severities, credit risks, and default rates).

            o     Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o     Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of October 31, 2021, is included with the Fund's Portfolio of Investments.


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                                OCTOBER 31, 2021

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis.
Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.

The United Kingdom's Financial Conduct Authority, which regulates the London
Interbank Offered Rates ("LIBOR"), announced on March 5, 2021 that all non-USD
LIBOR reference rates and the 1-week and 2-month USD LIBOR reference rates will cease to be provided or no longer be representative immediately after December
31, 2021 and the remaining USD LIBOR settings will cease to be provided or no longer be representative immediately after June 30, 2023. The International
Swaps and Derivatives Association, Inc. ("ISDA") confirmed that the March 5,
2021 announcement constituted an index cessation event under the Interbank
Offered Rates ("IBOR") Fallbacks Supplement and the ISDA 2020 IBOR Fallbacks
Protocol for all 35 LIBOR settings and confirmed that the spread adjustment to be used in ISDA fallbacks was fixed as of the date of the announcement.

In the United States, the Alternative Reference Rates Committee (the "ARRC"), a
group of market participants convened by the Board of Governors of the Federal
Reserve System and the Federal Reserve Bank of New York in cooperation with other federal and state government agencies, has since 2014 undertaken efforts to identify U.S. dollar reference interest rates as alternatives to LIBOR and to facilitate the mitigation of LIBOR-related risks. In June 2017, the ARRC identified the Secured Overnight Financing Rate ("SOFR"), a broad measure of the cost of cash overnight borrowing collateralized by U.S. Treasury securities, as the preferred alternative for U.S. dollar LIBOR. The Federal Reserve Bank of New
York began daily publishing of SOFR in April 2018.

At this time, it is not possible to predict the full impact of the elimination of LIBOR and the establishment of an alternative reference rate on the Fund or its investments.

Distributions received from the Fund's investments in MLPs generally are comprised of return of capital and investment income. The Fund records estimated return of capital and investment income based on historical information available from each MLP. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded.

Distributions received from the Fund's investments in real estate investment trusts ("REITs") may be comprised of return of capital, capital gains and income. The actual character of the amounts received during the year is not known until after the REITs' fiscal year end. The Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by the Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

C. FUTURES CONTRACTS

The Fund purchases or sells (i.e., is long or short) exchange-listed futures contracts to hedge against changes in interest rates (interest rate risk).
Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Open futures contracts can also be closed out prior to settlement by entering into an offsetting transaction in a matching futures contract. If the
Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain margin deposits on the futures contract. When the contract is closed or expires, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or expired. This gain or loss is included in
"Net realized gain (loss) on futures contracts" on the Statement of Operations.

Upon entering into a futures contract, the Fund must deposit funds, called margin, with its custodian in the name of the clearing broker equal to a specified percentage of the current value of the contract. Open futures contracts are marked-to-market daily with the change in value recognized as a component of "Net change in unrealized appreciation (depreciation) on futures contracts" on the Statement of Operations. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are included in "Variation margin" receivable or payable on the Statement of Assets and Liabilities. If market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contract and may realize a loss. The use of futures contracts involves the risk of imperfect correlation in movements in the price of the futures contracts, interest rates and the underlying instruments.

                                                                         Page 21


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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                                OCTOBER 31, 2021

D. FOREIGN CURRENCY

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into
U.S. dollars at the exchange rates prevailing at the end of the period.
Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in
"Net change in unrealized appreciation (depreciation) on foreign currency translation" on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are included in "Net change in unrealized appreciation (depreciation) on investments
- Unaffiliated" on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received is included in "Net realized gain (loss) on foreign currency transactions" on the Statement of Operations.
The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in "Net realized gain (loss) on investments -
Unaffiliated" on the Statement of Operations.

E. INTEREST-ONLY SECURITIES

An interest-only security ("IO Security") is the interest-only portion of a mortgage-backed security that receives some or all of the interest portion of the underlying mortgage-backed security and little or no principal. A reference principal value called a notional value is used to calculate the amount of interest due to the IO Security. IO Securities are sold at a deep discount to their notional principal amount. Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of an IO Security will fall. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of an IO Security will rise. These securities, if any, are identified on the Portfolio of Investments.

F. PRINCIPAL-ONLY SECURITIES

A principal-only security ("PO Security") is the principal-only portion of a mortgage-backed security that does not receive any interest, is priced at a deep discount to its redemption value and ultimately receives the redemption value.
Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of a PO Security will rise. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of a
PO Security will fall. These securities, if any, are identified on the Portfolio of Investments.

G. STRIPPED MORTGAGE-BACKED SECURITIES

Stripped mortgage-backed securities are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security's principal or interest payments. Mortgage-backed securities may be partially stripped so that each investor class receives some interest and some principal.
When securities are completely stripped, however, all of the interest is distributed to holders of one type of security known as an IO Security and all of the principal is distributed to holders of another type of security known as a PO Security. These securities, if any, are identified on the Portfolio of
Investments.

H. AFFILIATED TRANSACTIONS

The Fund invests in securities of affiliated funds. Dividend income and realized gains and losses, and change in appreciation (depreciation) from affiliated funds are presented on the Statement of Operations. The Fund's investment performance and risks are directly related to the investment performance and risks of the affiliated funds.


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                                OCTOBER 31, 2021

Amounts related to these investments at October 31, 2021 and for the fiscal year then ended are as follows:


                                                                                  CHANGES IN
                                                                                  UNREALIZED     REALIZED
                    SHARES AT      VALUE AT                                      APPRECIATION      GAIN       VALUE AT     DIVIDEND
  SECURITY NAME     10/31/2021    10/31/2020      PURCHASES         SALES       (DEPRECIATION)    (LOSS)     10/31/2021     INCOME
------------------------------------------------------------------------------------------------------------------------------------
First Trust
   Emerging
   Markets Local
   Currency Bond
   ETF                  197,899  $   6,834,406  $  13,268,223  $   (13,346,918) $     (169,079) $  (243,969) $ 6,342,663  $  470,819

First Trust
   Institutional
   Preferred
   Securities and
   Income ETF           104,056      2,432,876      3,170,953       (3,633,388)         68,137      101,854    2,140,432     116,364

First Trust
   Long Duration
   Opportunities
   ETF                       --        525,330        335,679         (830,445)        (29,356)      (1,208)          --      23,078

First Trust
   Low Duration
   Opportunities
   ETF                   81,200      5,357,040      7,593,864       (8,774,905)        (53,916)     (25,543)   4,096,540      85,510

First Trust
   Preferred
   Securities
   and Income ETF       314,144      7,281,495      9,466,978      (10,886,387)         84,026      487,557    6,433,669     349,382

First Trust
   Senior Loan
   Fund                 287,367             --     14,752,880         (955,145)        (42,775)      (1,576)  13,753,384     133,565

First Trust
   Tactical High
   Yield ETF                 --      8,954,370     10,208,059      (19,473,580)       (271,178)     582,329           --     370,214
                                 ---------------------------------------------------------------------------------------------------
Total Investments
   in Affiliates                 $  31,385,517  $  58,796,636  $   (57,900,768) $     (414,141) $   899,444  $32,766,688  $1,548,932
                                 ===================================================================================================


I. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income, if any, are declared and paid monthly by the Fund, or as the Board of Trustees may determine from time to time.
Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually.

Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on significantly modified portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

The tax character of distributions paid during the fiscal years ended October
31, 2021 and 2020 was as follows:

Distributions paid from:                              2021             2020
Ordinary income.................................  $   2,628,954   $    2,785,206
Capital gains...................................             --               --
Return of capital...............................             --           88,048

As of October 31, 2021, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed ordinary income...................  $          --
Accumulated capital and other gain (loss).......     (4,077,444)
Net unrealized appreciation (depreciation)......      1,049,411

J. INCOME TAXES

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of
4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

                                                                         Page 23


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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                                OCTOBER 31, 2021

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2018,
2019, 2020, and 2021 remain open to federal and state audit. As of October 31,
2021, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains.
The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2021, the
Fund had non-expiring capital loss carryforwards available for federal income tax purposes of $4,077,444. During the taxable year ended October 31, 2021, the
Fund utilized capital loss carryforwards in the amount of $1,776,346.

Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended October 31, 2021, the Fund had no net late year ordinary or capital losses.

In order to present paid-in capital and accumulated distributable earnings
(loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation
(depreciation) on investments) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Fund and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended October 31, 2021, the adjustments for the Fund were as follows:

                               ACCUMULATED
           ACCUMULATED         NET REALIZED
          NET INVESTMENT       GAIN (LOSS)
          INCOME (LOSS)       ON INVESTMENTS      PAID-IN CAPITAL
          --------------      --------------      ---------------
          $      155,584      $   (3,670,603)     $     3,515,019

K. EXPENSES

Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).

3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The
Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First
Trust is responsible for supervising the selection and ongoing monitoring of the securities in the Fund's portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the
Fund.

The Fund and First Trust have retained the Sub-Advisors to provide recommendations to the Advisor regarding the selection and ongoing monitoring of the securities in the Fund's investment portfolio. First Trust executes all transactions on behalf of the Fund, with the exception of the securities that are selected by FTGP. EIP, an affiliate of First Trust, provides recommendations regarding the selection of MLP securities for the Fund's investment portfolio and provides ongoing monitoring of the MLP securities, MLP affiliate and energy infrastructure securities in the Fund's investment portfolio selected by EIP.
EIP exercises discretion only with respect to assets of the Fund allocated to
EIP by the Advisor. FTGP, an affiliate of First Trust, selects international sovereign debt securities for the Fund's investment portfolio and provides ongoing monitoring of the international sovereign debt securities in the Fund's investment portfolio selected by FTGP. RBA provides recommendations regarding longer term investment strategies that combine top-down, macroeconomic analysis and quantitatively-driven portfolio construction. RBA exercises discretion only with respect to assets allocated to RBA by the Advisor. Stonebridge, an affiliate of First Trust, provides recommendations regarding the selection and ongoing monitoring of the preferred and hybrid securities in the Fund's investment portfolio.

Pursuant to the Investment Management Agreement between the Trust and Advisor,
First Trust will supervise the Sub-Advisors and their management of the investment of the Fund's assets and will pay EIP, FTGP, RBA and Stonebridge for their services as the Fund's sub-advisors. EIP and FTGP each receive a sub-advisory fee from First Trust equal to 40% of any remaining monthly investment management fee paid to First Trust for the average daily net assets allocated to the Sub-Advisor after the average Fund expenses accrued during the most recent twelve months are subtracted from the investment management fee in a


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                                OCTOBER 31, 2021

given month. RBA and Stonebridge each receive annual sub-advisory fees equal to
0.20% of the average daily net assets on the assets of the Fund allocated to the
Sub-Advisor by First Trust. First Trust will also be responsible for the Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment
Management Agreement, interest, taxes, pro rata share of fees and expenses attributable to investments in other investment companies ("acquired fund fees and expenses") with the exception of those attributable to affiliated Funds, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Fund has agreed to pay First Trust an annual unitary management fee equal to 0.85% of its average daily net assets.
The total of the unitary management fee, acquired fund fees and expenses, and other excluded expenses represents the Fund's total annual operating expenses.
Pursuant to a contractual agreement between the Trust, on behalf of the Fund, and First Trust, the management fees paid to First Trust will be reduced by the proportional amount of the acquired fund fees and expenses of the shares of investment companies held by the Fund so that the Fund would not bear the indirect costs of holding them, provided that the investment companies are advised by First Trust. This contractual agreement shall continue until the earlier of (i) its termination at the direction of the Trust's Board of Trustees or (ii) the termination of the Fund's management agreement with First Trust.
First Trust does not have the right to recover the fees waived that are attributable to acquired fund fees and expenses on the shares of investment companies advised by First Trust. During fiscal year ended October 31, 2021, the
Advisor waived fees of $290,630.

During the fiscal year ended October 31, 2021, the Fund received a reimbursement from the Advisor of $1,758 in connection with a trade error.

The Trust has multiple service agreements with The Bank of New York Mellon
("BNYM"). Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BNYM is responsible for custody of the Fund's assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of the Fund's securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for the Fund. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund
Complex. Each independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, defined-outcome fund or is an index fund.

Additionally, the Lead Independent Trustee and the Chairs of the Audit
Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets.
Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairs will rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

The cost of purchases of U.S. Government securities and non-U.S. Government securities, excluding short-term investments and in-kind transactions for the fiscal year ended October 31, 2021, were $0 and $69,265,615, respectively. The proceeds from sales and paydowns of U.S. Government securities and non-U.S.
Government securities, excluding short-term investments and in-kind transactions for the fiscal year ended October 31, 2021, were $1,272,591 and $66,815,580, respectively.

For the fiscal year ended October 31, 2021, the cost of in-kind purchases and proceeds from in-kind sales were $64,025,712 and $62,743,514, respectively.

                           5. DERIVATIVE TRANSACTIONS

The following table presents the types of derivatives held by the Fund at
October 31, 2021, the primary underlying risk exposure and the location of these instruments as presented on the Statement of Assets and Liabilities.


                                               ASSET DERIVATIVES                        LIABILITY DERIVATIVES
                                   -----------------------------------------  -----------------------------------------
DERIVATIVES                           STATEMENT OF ASSETS AND                    STATEMENT OF ASSETS AND
INSTRUMENT         RISK EXPOSURE       LIABILITIES LOCATION         VALUE         LIABILITIES LOCATION         VALUE
-----------------  --------------  -----------------------------  ----------  -----------------------------  ----------
                   Interest Rate   Unrealized appreciation on                 Unrealized depreciation on
Futures contracts  Risk            futures contracts *            $    1,070  futures contracts*             $      329


* Includes cumulative appreciation/depreciation on futures contracts as reported in the Fund's Portfolio of Investments. Only the current day's variation margin is presented on the Statement of Assets and Liabilities.

                                                                         Page 25


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                                OCTOBER 31, 2021

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended October 31, 2021, on derivative instruments, as well as the primary underlying risk exposure associated with the instruments.

STATEMENT OF OPERATIONS LOCATION                           INTEREST RATE RISK
-----------------------------------------------------------------------------
Net realized gain (loss) on futures contracts                   $ (2,087)
Net change in unrealized appreciation (depreciation)
   on futures contracts                                              741

During the fiscal year ended October 31, 2021, the notional value of futures contracts opened and closed were $4,205,508 and $3,672,686, respectively.

The Fund does not have the right to offset financial assets and financial liabilities related to futures contracts on the Statement of Assets and
Liabilities.

                 6. CREATIONS, REDEMPTIONS AND TRANSACTION FEES

The Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as "Authorized
Participants" have contractual arrangements with the Fund's service providers to purchase and redeem Fund shares directly with the Fund in large blocks of shares known as "Creation Units." Prior to the start of trading on every business day, the Fund publishes through the National Securities Clearing Corporation ("NSCC")
the "basket" of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund's shares. An Authorized Participant that wishes to effectuate a creation of the Fund's shares deposits with the Fund the
"basket" of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund's shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund's shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized
Participant redeems a Creation Unit of the Fund's shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in the Fund's shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of the Fund's shares at or close to the NAV per share of the Fund.

The Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation
Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.

The Fund also imposes fees in connection with the redemption of Creation Units.
These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an
Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by the Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.

                              7. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule
12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the
Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are
Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before March 31, 2023.


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                                OCTOBER 31, 2021

                               8. INDEMNIFICATION

The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                         9. INVESTMENT STRATEGY CHANGE

On September 20, 2021, the Fund announced that the Board of Trustees of the
Trust approved certain changes to the Fund's principal investment strategies, which will be submitted to shareholders of the Fund for approval. The proposed changes will convert the Fund from its current investment strategy to a fund-of-funds strategy that follows the investment advisor's First Trust High
Income Model, which provides investors with access to a diversified blend of fixed-income assets intended to achieve the same investment objectives the Fund currently seeks to provide. A special shareholder meeting of the Fund to vote on the changes described above is expected to be held in the first quarter of 2022.
Upon approval of such strategy changes, the Fund will be renamed "First Trust
High Income Strategic Focus ETF" and the Fund's ticker symbol will be changed to
"HISF."

                             10. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there was the following subsequent event:

On November 18, 2021, First Trust Limited Duration Investment Grade Corporate
ETF, an additional series of the Trust, began trading under the symbol "FSIG" on
NYSE Arca, Inc.

                                                                         Page 27


--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND THE BOARD OF TRUSTEES OF FIRST TRUST EXCHANGE-TRADED
FUND IV:

OPINION ON THE FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS

We have audited the accompanying statement of assets and liabilities of First
Trust Strategic Income ETF (the "Fund"), a series of the First Trust
Exchange-Traded Fund IV, including the portfolio of investments, as of October
31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

BASIS FOR OPINION

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight
Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Chicago, Illinois
December 21, 2021

We have served as the auditor of one or more First Trust investment companies since 2001.


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                          OCTOBER 31, 2021 (UNAUDITED)

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website at www.ftportfolios.com; and (3) on the Securities and
Exchange Commission's ("SEC") website at www.sec.gov.

                               PORTFOLIO HOLDINGS

The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT.
Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC's website at www.sec.gov. The Fund's complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund's Forms N-PORT and Forms N-CSR are available on the SEC's website listed above.

                            FEDERAL TAX INFORMATION

For the taxable year ended October 31, 2021, the following percentages of income dividend paid by the Fund qualify for the dividends received deduction available to corporations and are hereby designated as qualified dividend income:

          Dividends Received Deduction         Qualified Dividend Income
          ----------------------------         -------------------------
                     19.43%                             23.13%

A portion of the Fund's 2021 ordinary dividends (including short-term capital gains) paid to its shareholders during the fiscal year ended October 31, 2021, may be eligible for the Qualified Business Income Deduction (QBI) under Internal
Revenue Code Section 199A for the aggregate dividends the Fund received from the underlying Real Estate Investment Trusts (REITs) it invests in.

                              RISK CONSIDERATIONS

RISKS ARE INHERENT IN ALL INVESTING. CERTAIN GENERAL RISKS THAT MAY BE
APPLICABLE TO A FUND ARE IDENTIFIED BELOW, BUT NOT ALL OF THE MATERIAL RISKS
RELEVANT TO EACH FUND ARE INCLUDED IN THIS REPORT AND NOT ALL OF THE RISKS BELOW
APPLY TO EACH FUND. THE MATERIAL RISKS OF INVESTING IN EACH FUND ARE SPELLED OUT
IN ITS PROSPECTUS, STATEMENT OF ADDITIONAL INFORMATION AND OTHER REGULATORY
FILINGS. BEFORE INVESTING, YOU SHOULD CONSIDER EACH FUND'S INVESTMENT OBJECTIVE,
RISKS, CHARGES AND EXPENSES, AND READ EACH FUND'S PROSPECTUS AND STATEMENT OF
ADDITIONAL INFORMATION CAREFULLY. YOU CAN DOWNLOAD EACH FUND'S PROSPECTUS AT
WWW.FTPORTFOLIOS.COM OR CONTACT FIRST TRUST PORTFOLIOS L.P. AT (800) 621-1675 TO
REQUEST A PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION ABOUT EACH FUND.

CONCENTRATION RISK. To the extent that a fund is able to invest a significant percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund's investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund's corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is more broadly diversified.

CREDIT RISK. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability to make such payments.

CYBER SECURITY RISK. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund's third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.

DEFINED OUTCOME FUNDS RISK. To the extent a fund's investment strategy is designed to deliver returns tied to the price performance of an underlying ETF, an investor may not realize the returns the fund seeks to achieve if that investor does not hold shares for the entire target outcome period. In the event an investor purchases shares after the first day of the target outcome period or sells shares prior to the end of the target outcome period, the buffer that the fund seeks to provide against a decline in the value of the underlying ETF may not be available, the enhanced returns that the fund seeks to provide (if any)
may not be available and the investor may not participate in a gain in the

                                                                         Page 29


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                          OCTOBER 31, 2021 (UNAUDITED)

value of the underlying ETF up to the cap for the investor's investment period.
Additionally, the fund will not participate in gains of the underlying ETF above the cap and a shareholder may lose their entire investment. If the fund seeks enhanced returns, there are certain time periods when the value of the fund may fall faster than the value of the underlying ETF, and it is very unlikely that, on any given day during which the underlying ETF share price increases in value, the fund's share price will increase at the same rate as the enhanced returns sought by the fund, which is designed for an entire target outcome period.
Trading flexible exchange options involves risks different from, or possibly greater than, the risks associated with investing directly in securities, such as less liquidity and correlation and valuation risks. A fund may experience substantial downside from specific flexible exchange option positions and certain positions may expire worthless.

DERIVATIVES RISK. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative.
These risks are heightened when a fund's portfolio managers use derivatives to enhance the fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.

EQUITY SECURITIES RISK. To the extent a fund invests in equity securities, the value of the fund's shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.

ETF RISK. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).
In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF's shares, or decisions by an
ETF's authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF's shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.

FIXED INCOME SECURITIES RISK. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund's fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund's fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or "junk" bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.

INDEX OR MODEL CONSTITUENT RISK. Certain funds may be a constituent of one or more indices or ETF models. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund's net asset value could be negatively impacted and the fund's market price may be significantly below its net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in a fund's shares.

INDEX PROVIDER RISK. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund's costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                          OCTOBER 31, 2021 (UNAUDITED)

INVESTMENT COMPANIES RISK. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles.
Furthermore, the fund's investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.

LIBOR RISK. To the extent a fund invests in floating or variable rate obligations that use the London Interbank Offered Rate ("LIBOR") as a reference interest rate, it is subject to LIBOR Risk. The United Kingdom's Financial
Conduct Authority, which regulates LIBOR, will cease making LIBOR available as a reference rate over a phase-out period that will begin immediately after
December 31, 2021. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades.
Any potential effects of the transition away from LIBOR on the fund or on certain instruments in which the fund invests can be difficult to ascertain, and they may vary depending on a variety of factors, and they could result in losses to the fund.

MANAGEMENT RISK. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund's investment portfolio, the fund's portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.

MARKET RISK. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. The outbreak of the respiratory disease designated as COVID-19 in
December 2019 has caused significant volatility and declines in global financial markets, which have caused losses for investors. While the development of vaccines has slowed the spread of the virus and allowed for the resumption of
"reasonably" normal business activity in the United States, many countries continue to impose lockdown measures in an attempt to slow the spread.
Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease.

NON-U.S. SECURITIES RISK. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities;
capital controls; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; the imposition of sanctions by foreign governments; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in
non-U.S. securities may involve higher costs than investments in U.S.
securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.

OPERATIONAL RISK. Each fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of a fund's service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Each fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect a fund's ability to meet its investment objective. Although the funds and the funds' investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

PASSIVE INVESTMENT RISK. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.

          NOT FDIC INSURED   NOT BANK GUARANTEED   MAY LOSE VALUE

                      ADVISORY AND SUB-ADVISORY AGREEMENTS

BOARD CONSIDERATIONS REGARDING CONTINUATION OF INVESTMENT MANAGEMENT AND
SUB-ADVISORY AGREEMENTS

The Board of Trustees of First Trust Exchange-Traded Fund IV (the "Trust"),
including the Independent Trustees, unanimously approved the continuation of the
Investment Management Agreement (the "Advisory Agreement") between the Trust, on behalf of First Trust Strategic Income ETF (the "Fund"), and First Trust
Advisors L.P. (the "Advisor"); the Investment Sub-Advisory Agreement (the

                                                                         Page 31


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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                          OCTOBER 31, 2021 (UNAUDITED)

"Stonebridge Sub-Advisory Agreement") among the Trust, on behalf of the Fund, the Advisor and Stonebridge Advisors LLC ("Stonebridge"); the Investment
Sub-Advisory Agreement (the "Richard Bernstein Sub-Advisory Agreement") among the Trust, on behalf of the Fund, the Advisor and Richard Bernstein Advisors LLC
("Richard Bernstein"); the Investment Sub-Advisory Agreement (the "Energy Income
Partners Sub-Advisory Agreement") among the Trust, on behalf of the Fund, the
Advisor and Energy Income Partners, LLC ("Energy Income Partners"); and the
Investment Sub-Advisory Agreement (the "First Trust Global Sub-Advisory
Agreement") among the Trust, on behalf of the Fund, the Advisor and First Trust
Global Portfolios Limited ("First Trust Global"). The Stonebridge Sub-Advisory
Agreement, the Richard Bernstein Sub-Advisory Agreement, the Energy Income
Partners Sub-Advisory Agreement and the First Trust Global Sub-Advisory
Agreement are collectively referred to as the "Sub-Advisory Agreements."
Stonebridge, Richard Bernstein, Energy Income Partners and First Trust Global
are each referred to as a "Sub-Advisor" and collectively as the "Sub-Advisors."
The Sub-Advisory Agreements together with the Advisory Agreement are referred to as the "Agreements." The Board approved the continuation of the Agreements for a one-year period ending June 30, 2022 at a meeting held on June 6-7, 2021. The
Board determined that the continuation of the Agreements is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.

To reach this determination, the Board considered its duties under the
Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 26, 2021 and June 6-7, 2021, the
Board, including the Independent Trustees, reviewed materials provided by the
Advisor and each Sub-Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor and each Sub-Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate payable by the Fund as compared to fees charged to a peer group of funds (the "Expense Group") and a broad peer universe of funds (the "Expense Universe"), each assembled by
Broadridge Financial Solutions, Inc. ("Broadridge"), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds ("ETFs") managed by the Advisor; the sub-advisory fee rates for the Fund as compared to fees charged to other clients of the
Sub-Advisors; the expense ratio of the Fund as compared to expense ratios of the funds in the Fund's Expense Group and Expense Universe; performance information for the Fund, including comparisons of the Fund's performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the "Performance Universe"), each assembled by Broadridge; the nature of expenses incurred in providing services to the Fund and the potential for the Advisor and each Sub-Advisor to realize economies of scale, if any; profitability and other financial data for the
Advisor; financial data for each Sub-Advisor; any fall-out benefits to the
Advisor and its affiliates, First Trust Portfolios L.P. ("FTP"), First Trust
Capital Partners, LLC ("FTCP") and First Trust Global, and the Sub-Advisors; and
information on the Advisor's and each Sub-Advisor's compliance programs. The
Board reviewed initial materials with the Advisor at the meeting held on April
26, 2021, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the
Sub-Advisors. Following the April meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent
Trustees and their counsel held prior to the June 6-7, 2021 meeting, as well as at the June meeting. The Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor and among the Trust, the Advisor and each Sub-Advisor continue to be reasonable business arrangements from the Fund's perspective. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the
Advisor and the Sub-Advisors manage the Fund and knowing the Fund's unitary fee.

In reviewing the Agreements, the Board considered the nature, extent and quality of the services provided by the Advisor and the Sub-Advisors under the
Agreements. The Board considered that the Fund is an actively-managed ETF and employs a multi-manager/multi-sleeve structure. With respect to the Advisory
Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Trust and the Fund and reviewed all of the services provided by the Advisor to the Fund, including the oversight of the
Sub-Advisors and the strategic and tactical asset allocations among internal management teams and the Sub-Advisors performed by members of the Advisor's
Investment Committee, as well as the background and experience of the persons responsible for such services. The Board considered that Stonebridge and Richard
Bernstein act as non-discretionary managers providing model portfolio recommendations to the Advisor, and that although First Trust Global and Energy
Income Partners act as discretionary investment advisors, the Advisor executes the Fund's portfolio trades. The Board noted that members of the Advisor's
Securitized Products Group and Leveraged Finance Investment Team participate in the management of the Fund and the Board received presentations from representatives of the Leveraged Finance Investment Team and the Securitized
Products Group at the April 26, 2021 and June 6-7, 2021 meetings, respectively.
The Board noted that the Advisor oversees management of the Fund's investments,


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                          OCTOBER 31, 2021 (UNAUDITED)

including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor's, each Sub-Advisor's and the Fund's compliance with the
1940 Act, as well as the Fund's compliance with its investment objectives, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the
Fund. Finally, as part of the Board's consideration of the Advisor's services, the Advisor, in its written materials and at the April 26, 2021 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. With respect to the Sub-Advisory Agreements, the Board noted that the Fund is an actively-managed ETF and the Sub-Advisors actively manage the Fund's investments. The Board reviewed the materials provided by each Sub-Advisor and considered the services that each Sub-Advisor provides to the Fund, including each Sub-Advisor's discretionary or non-discretionary management, as applicable, of the portion of the Fund's assets allocated to it. In considering each
Sub-Advisor's services to the Fund, the Board noted the background and experience of each Sub-Advisor's portfolio management team and the Board's prior meetings with members of each portfolio management team. The Board also received a presentation from representatives of Energy Income Partners at the June 6-7,
2021 meeting. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and the Fund by the Advisor and each Sub-Advisor under the
Agreements have been and are expected to remain satisfactory and that the
Advisor and the Sub-Advisors have managed the Fund consistent with the Fund's investment objectives, policies and restrictions.

The Board considered the unitary fee rate payable by the Fund under the Advisory
Agreement for the services provided. The Board noted that the Advisor pays each
Sub-Advisor a separate sub-advisory fee from the unitary fee. The Board considered that as part of the unitary fee the Advisor is responsible for the
Fund's expenses, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the Advisory Agreement and interest, taxes, acquired fund fees and expenses, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any.
The Board noted that the Advisor had previously agreed to waive its unitary fee to the extent of acquired fund fees and expenses of shares of investment companies advised by the Advisor that are held by the Fund. The Board received and reviewed information showing the advisory or unitary fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor and the Sub-Advisors to other fund (including
ETFs) and non-fund clients, as applicable. Because the Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the unitary fee rate for the Fund, after taking into account fee waivers, was below the median total (net) expense ratio of the peer funds in the Expense Group. With respect to the Expense Group, the Board, at the April 26, 2021 meeting, discussed with the Advisor limitations in creating peer groups for actively-managed ETFs and that different business models may affect the pricing of services among ETF sponsors. The Board noted that not all peer funds employ an advisor/sub-advisor management structure. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Fund and other non-ETF clients that limited their comparability. In considering the unitary fee rate overall, the Board also considered the Advisor's statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor's demonstrated long-term commitment to the Fund and the other funds in the First Trust Fund Complex.

The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund's performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund's performance. The Board received and reviewed information comparing the Fund's performance for periods ended December 31, 2020 to the performance of the funds in the Performance Universe and to that of a blended benchmark index. Based on the information provided, the Board noted that the Fund underperformed the Performance Universe median and the blended benchmark index for the one-, three- and five-year periods ended December 31,
2020. The Board noted the Advisor's discussion of the Fund's performance at the
April 26, 2021 meeting.

On the basis of all the information provided on the unitary fee and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for the Fund (out of which the Sub-Advisors are compensated)
continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor and the Sub-Advisors to the Fund under the Agreements.

The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund and noted the Advisor's statement that it believes its expenses will likely increase during the next twelve months as the Advisor continues to hire personnel and build infrastructure, including technology, to improve the services to the Fund. The Board noted that any reduction in fixed costs associated with the management of the Fund would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for the
Fund. The Board considered the revenues and allocated costs (including the

                                                                         Page 33


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                          OCTOBER 31, 2021 (UNAUDITED)

allocation methodology) of the Advisor in serving as investment advisor to the
Fund for the twelve months ended December 31, 2020 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor's profitability level for the Fund was not unreasonable. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Fund. The Board noted that affiliates of the Advisor have ownership interests in Stonebridge, Energy Income Partners and First Trust
Global and considered potential fall-out benefits to the Advisor from such ownership interests. The Board also considered that the Advisor had identified as a fall out benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft-dollars in connection with the Fund. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.

With respect to the Stonebridge Sub-Advisory Agreement, the Board considered
Stonebridge's expenses in providing investment services to the Fund and noted
Stonebridge's hiring of additional personnel and commitment to add additional resources if assets increase. The Board did not review the profitability of
Stonebridge with respect to the Fund. The Board noted that the Advisor pays
Stonebridge from the unitary fee, and its understanding that the Fund's sub-advisory fee rate was the product of an arm's length negotiation. The Board concluded that the profitability analysis for the Advisor was more relevant. The
Board considered fall-out benefits that may be realized by Stonebridge from its relationship with the Fund, including potential fall-out benefits to Stonebridge from the ownership interest of FTCP in Stonebridge, and noted Stonebridge's statement that its relationship with the Advisor has helped it build relationships with Wall Street firms that have preferred and hybrid securities trading desks, which may lead to access to those firms' research reports and analysts. The Board noted that Stonebridge acts as non-discretionary manager providing model portfolio recommendations to the Advisor and does not provide trade execution services to the Fund. The Board concluded that the character and amount of potential fall-out benefits to Stonebridge were not unreasonable.

With respect to the Richard Bernstein Sub-Advisory Agreement, the Board
considered Richard Bernstein's statements about economies of scale. The Board did not review the profitability of Richard Bernstein with respect to the Fund.
The Board noted that the Advisor pays Richard Bernstein from the unitary fee, and its understanding that the Fund's sub-advisory fee rate was the product of an arm's length negotiation. The Board concluded that the profitability analysis for the Advisor was more relevant. The Board noted the potential fall-out benefits identified by Richard Bernstein as a result of its relationship with the Fund and the Advisor. The Board noted that Richard Bernstein acts as a non-discretionary manager providing model portfolio recommendations to the
Advisor and does not provide trade execution services to the Fund. The Board concluded that the character and amount of potential fall-out benefits to
Richard Bernstein were not unreasonable.

With respect to the Energy Income Partners Sub-Advisory Agreement, the Board
considered that Energy Income Partners' investment services expenses are primarily fixed in nature, and that Energy Income Partners has made recent investments in personnel and infrastructure and anticipates that its expenses will continue to rise due to additions to personnel and system upgrades. The
Board did not review the profitability of Energy Income Partners with respect to the Fund. The Board noted that the Advisor pays Energy Income Partners from the unitary fee, and its understanding that the Fund's sub-advisory fee rate was the product of an arm's length negotiation. The Board concluded that the profitability analysis for the Advisor was more relevant. The Board considered fall-out benefits that may be realized by Energy Income Partners from its relationship with the Fund, including the potential fall-out benefits to Energy
Income Partners from the ownership interest of FTCP in Energy Income Partners.
The Board noted that Energy Income Partners does not provide trade execution services on behalf of the Fund. The Board concluded that the character and amount of potential fall-out benefits to Energy Income Partners were not unreasonable.

With respect to the First Trust Global Sub-Advisory Agreement, the Board
considered First Trust Global's statements that expenses incurred in providing services to the Fund are of a fixed nature and that no economies of scale have been identified from the provision of services to the Fund. The Board did not review the profitability of First Trust Global with respect to the Fund. The
Board concluded that the profitability analysis for the Advisor was more relevant. The Board considered the potential fall-out benefits to First Trust
Global from being associated with the Advisor and the Fund. The Board noted that
First Trust Global does not provide trade execution services on behalf of the
Fund. The Board concluded that the character and amount of potential fall-out benefits to First Trust Global were not unreasonable.

Based on all of the information considered and the conclusions reached, the
Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board's analysis.


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                          OCTOBER 31, 2021 (UNAUDITED)

                               BOARD OF TRUSTEES

Effective November 1, 2021, Denise M. Keefe was appointed as a Trustee of the
Trust. Ms. Keefe is Executive Vice President of Advocate Aurora Health and
President of Advocate Aurora Continuing Health Division (together, "Advocate"), one of the largest integrated healthcare systems in the U.S. serving Illinois and Wisconsin. Ms. Keefe has been employed by Advocate since 1993 and is responsible for the Continuing Health Division's strategic direction, fiscal management, business development, revenue enhancement, operational efficiencies, and human resource management of 4,000 employees. Ms. Keefe also currently serves on the boards of several organizations within the Advocate Aurora
Continuing Health Division and other health care organizations, including RML
Long Term Acute Care Hospitals (since 2014) and Senior Helpers (since 2021).
Prior thereto, Ms. Keefe was Corporate Vice President, Marketing and Business
Development for the Visiting Nurse Association of Chicago (1989 - 1992) and a
former Board Member of Sherman West Court Skilled Nursing Facility.

                                                                         Page 35


--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                          OCTOBER 31, 2021 (UNAUDITED)

The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite
400, Wheaton, IL 60187.

The Trust's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.


                                                                                                  NUMBER OF             OTHER
                                                                                                PORTFOLIOS IN      TRUSTEESHIPS OR
                                                                                               THE FIRST TRUST      DIRECTORSHIPS
           NAME,               TERM OF OFFICE AND                                               FUND COMPLEX       HELD BY TRUSTEE
     YEAR OF BIRTH AND         YEAR FIRST ELECTED            PRINCIPAL OCCUPATIONS               OVERSEEN BY         DURING PAST
  POSITION WITH THE TRUST         OR APPOINTED                DURING PAST 5 YEARS                  TRUSTEE             5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee   o Indefinite Term    Physician, Officer, Wheaton Orthopedics;         215         None
(1951)                                              Limited Partner, Gundersen Real Estate
                               o Since Inception    Limited Partnership (June 1992 to
                                                    December 2016)

Thomas R. Kadlec, Trustee      o Indefinite Term    President, ADM Investors Services, Inc.          215         Director of ADM
(1957)                                              (Futures Commission Merchant)                                Investor Services,
                               o Since Inception                                                                 Inc., ADM
                                                                                                                 Investor Services
                                                                                                                 International,
                                                                                                                 Futures Industry
                                                                                                                 Association, and
                                                                                                                 National Futures
                                                                                                                 Association

Robert F. Keith, Trustee       o Indefinite Term    President, Hibs Enterprises (Financial           215         Director of Trust
(1956)                                              and Management Consulting)                                   Company of
                               o Since Inception                                                                 Illinois

Niel B. Nielson, Trustee       o Indefinite Term    Senior Advisor (August 2018 to Present),         215         None
(1954)                                              Managing Director and Chief Operating
                               o Since Inception    Officer (January 2015 to August 2018),
                                                    Pelita Harapan Educational Foundation
                                                    (Educational Products and Services)

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(1), Trustee,    o Indefinite Term    Chief Executive Officer, First Trust             215         None
Chairman of the Board                               Advisors L.P. and First Trust (1955)
                               o Since Inception    Portfolios L.P.; Chairman of the Board
                                                    of Directors, BondWave LLC (Software
                                                    Development Company) and Stonebridge
                                                    Advisors LLC (Investment Advisor)


-----------------------------

(1)   Mr. Bowen is deemed an "interested person" of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P.,
      investment advisor of the Trust.


--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                          OCTOBER 31, 2021 (UNAUDITED)


     NAME AND             POSITION AND OFFICES        TERM OF OFFICE AND                     PRINCIPAL OCCUPATIONS
   YEAR OF BIRTH               WITH TRUST             LENGTH OF SERVICE                       DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                  OFFICERS(2)
------------------------------------------------------------------------------------------------------------------------------------
James M. Dykas        President and Chief            o Indefinite Term      Managing Director and Chief Financial Officer
(1966)                Executive Officer                                     (January 2016 to Present), Controller (January 2011
                                                     o Since January 2016   to January 2016), Senior Vice President (April 2007
                                                                            to January 2016), First Trust Advisors L.P. and First
                                                                            Trust Portfolios L.P.; Chief Financial Officer
                                                                            (January 2016 to Present), BondWave LLC
                                                                            (Software Development Company) and Stonebridge
                                                                            Advisors LLC (Investment Advisor)

Donald P. Swade       Treasurer, Chief Financial     o Indefinite Term      Senior Vice President (July 2016 to Present), Vice
(1972)                Officer and Chief Accounting                          President (April 2012 to July 2016), First Trust
                      Officer                        o Since January 2016   Advisors L.P. and First Trust Portfolios L.P.

W. Scott Jardine      Secretary and Chief            o Indefinite Term      General Counsel, First Trust Advisors L.P. and First
(1960)                Legal Officer                                         Trust Portfolios L.P.; Secretary and General
                                                     o Since Inception      Counsel, BondWave LLC; Secretary, Stonebridge
                                                                            Advisors LLC

Daniel J. Lindquist   Vice President                 o Indefinite Term      Managing Director, First Trust Advisors L.P. and
(1970)                                                                      First Trust Portfolios L.P.
                                                     o Since Inception

Kristi A. Maher       Chief Compliance Officer       o Indefinite Term      Deputy General Counsel, First Trust Advisors L.P.
(1966)                and Assistant Secretary                               and First Trust Portfolios L.P.
                                                     o Since Inception

Roger F. Testin       Vice President                 o Indefinite Term      Senior Vice President, First Trust Advisors L.P. and
(1966)                                                                      First Trust Portfolios L.P.
                                                     o Since Inception

Stan Ueland           Vice President                 o Indefinite Term      Senior Vice President, First Trust Advisors L.P. and
(1970)                                                                      First Trust Portfolios L.P.
                                                     o Since Inception


-----------------------------

(2)   The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

                                                                         Page 37


--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                          OCTOBER 31, 2021 (UNAUDITED)

                                 PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o     Information we receive from you and your broker-dealer, investment professional or financial representative through interviews, applications, agreements or other forms;

      o     Information about your transactions with us, our affiliates or others;

      o     Information we receive from your inquiries by mail, e-mail or telephone; and

      o     Information we collect on our website through the use of "cookies".
            For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o     In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o     We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

USE OF WEBSITE ANALYTICS

We currently use third party analytics tools, Google Analytics and AddThis to gather information for purposes of improving First Trust's website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust's website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually.
We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at
1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust
Advisors).

March 2021


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

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

FIRST TRUST

First Trust Exchange-Traded Fund IV

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187

INVESTMENT SUB-ADVISORS
Energy Income Partners, LLC
10 Wright Street
Westport, CT 06880

First Trust Global Portfolios Limited
8 Angel Court
London EC2R 7HJ

Richard Bernstein Advisors LLC
1251 Avenue of the Americas, Suite 4102
New York, NY 10020

Stonebridge Advisors LLC
10 Westport Road, Suite C101
Wilton, CT 06897

ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603


[BLANK BACK COVER]


FIRST TRUST

First Trust Exchange-Traded Fund IV

--------------------------------------------------------------------------------

First Trust Low Duration Opportunities ETF (LMBS)

Annual Report
For the Year Ended
October 31, 2021


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

               FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)
                                 ANNUAL REPORT
                                OCTOBER 31, 2021

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First
Trust" or the "Advisor") and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate,"
"estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund IV (the "Trust") described in this report (First Trust Low Duration Opportunities ETF; hereinafter referred to as the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objectives. The
Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund's shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in the Fund. See "Risk Considerations" in the Additional
Information section of this report for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit
www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on the Fund's webpage at www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary from the portfolio management team of the
Fund, you may obtain an understanding of how the market environment affected the
Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of a relevant market benchmark.

It is important to keep in mind that the opinions expressed by personnel of the
Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the
Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.


--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

               FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                OCTOBER 31, 2021

Dear Shareholders:

First Trust is pleased to provide you with the annual report for the First Trust
Low Duration Opportunities ETF (the "Fund"), which contains detailed information about the Fund for the twelve months ended October 31, 2021.

Inflation has arrived, and its entrance was grand, to say the least. The
Consumer Price Index came in at 6.2% year-over-year in October 2021, according to data from the U.S. Bureau of Labor Statistics. The last time it topped the
6.0% mark was in December 1990 (6.1%), over 30 years ago. As is often the case with major shifts in the economy and markets, there is debate over what is truly behind them. For many months, as inflation was trending higher, Federal Reserve
(the "Fed") Chairman Jerome Powell held the view that the rising inflationary pressures largely stemmed from global supply chain bottlenecks induced by the coronavirus ("COVID-19") pandemic. Perhaps the best example of this is the unprecedented backlog of container ships that have dropped anchor outside the
California ports of Los Angeles and Long Beach. Together, these ports service
40% of all the container ships bound for the U.S. In normal times, no ships are anchored waiting to unload their goods. Shortages of trucks and drivers have also contributed to the slowdown at the ports.

The takeaway is that goods are not being delivered to warehouses and store shelves in a timely fashion and that is helping to drive prices higher for consumers. Simply put, inflation is the byproduct of too much money chasing too few goods. We'll return to this axiom shortly. Chairman Powell originally believed the bottlenecks would be remedied relatively quickly as the global economy reopened and people went back to work. That, in turn, would allow inflationary pressures to dissipate, which has not happened. Around the end of
October, Chairman Powell finally acknowledged that inflation will likely remain elevated through mid-2022. This realization is what motivated the Fed to announce that it would begin to taper its monthly bond buying program
(quantitative easing) starting in November 2021. It has been purchasing roughly
$80 billion of Treasuries and $40 billion of mortgage-backed securities in the open market every month since June 2020. The Fed will shave $15 billion off that combined total every month until the buying has ceased, which should be around mid-2022. If all goes to plan, the next stage in the evolution of the Fed's monetary policy would involve initiating interest rate hikes.

While the supply chain bottlenecks have clearly played a role in the spike in inflation by limiting the amount of goods available to consume, the biggest contributing factor is likely the surge in the U.S. money supply, according to
Brian Wesbury, Chief Economist at First Trust. M2 is a measure of the money supply that includes cash, checking deposits and liquid assets easily convertible to cash. The M2 measure of money has exploded by 36% since February
2020, well above the 6% pre-COVID-19 annualized norm. The trillions of dollars of stimulus distributed by the U.S. government to help backstop the economy during the pandemic has contributed to higher inflation. On Wednesday, November
10, 2021, President Joe Biden admitted that his $1.9 trillion COVID-19 stimulus package has done just that. Remember, too much money chasing too few goods leads to inflation. Keep in mind, President Biden has recently successfully navigated a $1.2 trillion bipartisan infrastructure bill through Congress and has another roughly $1.75 trillion Build Back Better Act (social spending) piece of legislation pending. That means there is at least another $1.2 trillion dollars flowing into the economy over the next few years, and maybe more.

Data from FactSet indicates that the number of S&P 500(R) Index companies mentioning inflation on their 2021 third quarter earnings call hit a 10-year high, according to Business Insider. To date, 285 of the 461 companies that have reported their results have cited concerns over rising inflation. The Materials,
Consumer Staples and Energy sectors had the highest percentage of companies mentioned on these earnings calls at 90%, 88% and 86%, respectively. Suffice it to say, investors should add inflation to the list of criteria to assist them in positioning their portfolios moving forward.

Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Fund again in six months.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

                                                                          Page 1


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

The primary investment objective of the First Trust Low Duration Opportunities
ETF (the "Fund") is to generate current income. The Fund's secondary investment objective is to provide capital appreciation. The Fund is an actively managed exchange-traded fund. First Trust Advisors L.P. ("First Trust" or the "Advisor")
serves as the advisor. James Snyder and Jeremiah Charles are the Fund's portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund's investment portfolio.

Under normal market conditions, the Fund will seek to achieve its investment objectives by investing at least 60% of its net assets (including investment borrowings) in mortgage-related debt securities and other mortgage-related instruments (collectively, "Mortgage-Related Investments"). The Fund normally expects to invest in Mortgage-Related Investments tied to residential and commercial mortgages. Mortgage-Related Investments consist of: (1) residential mortgage-backed securities (RMBS); (2) commercial mortgage-backed securities
(CMBS); (3) stripped mortgage-backed securities (SMBS), which are mortgage-backed securities where mortgage payments are divided up between paying the loan's principal and paying the loan's interest; and (4) collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits
(REMICs) where they are divided into multiple classes with each class being entitled to a different share of the principal and/or interest payments received from the pool of underlying assets. The Fund will limit its investment in
Mortgage-Related Investments that are neither issued nor guaranteed by the U.S.
government or its agencies or instrumentalities to 20% of its net assets
(including investment borrowings). The Fund may invest up to 40% of its net assets (including investment borrowings), in the aggregate, in (i) cash, cash equivalents and short-term investments and (ii) non-mortgage direct obligations of the U.S. government and other non-mortgage securities issued and/or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund may also invest up to 5% of its net assets (including investment borrowings) in asset-backed securities ("ABS") (other than Mortgage-Related Investments) that are not issued and/or guaranteed by Government Entities. However, the Fund's investments in (a) Mortgage-Related Investments that are not issued and/or guaranteed by Government Entities and (b) ABS may not, in the aggregate, exceed
20% of the Fund's net assets (including investment borrowings). Although the
Fund intends to invest primarily in investment grade securities, the Fund may invest up to 20% of its net assets (including investment borrowings) in securities of any credit quality, including securities that are below investment grade, which are also known as high yield securities, or commonly referred to as
"junk" bonds, or unrated securities that have not been judged by the advisor to be of comparable quality to rated investment grade securities.


------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                                     AVERAGE ANNUAL                          CUMULATIVE
                                                                      TOTAL RETURNS                         TOTAL RETURNS
                                            1 Year Ended   5 Years Ended   Inception (11/4/14)   5 Years Ended   Inception (11/4/14)
                                              10/31/21       10/31/21          to 10/31/21         10/31/21          to 10/31/21
FUND PERFORMANCE
NAV                                            -0.02%          1.67%              2.76%              8.63%             20.99%
Market Price                                   -0.06%          1.64%              2.77%              8.45%             21.06%

INDEX PERFORMANCE
ICE BofA 1-5 Year US Treasury &
   Agency Index                                -0.72%          1.75%              1.68%              9.05%             12.32%
------------------------------------------------------------------------------------------------------------------------------------


Total returns for the period since inception are calculated from the inception date of the Fund. "Average Annual Total Returns" represent the average annual change in value of an investment over the period indicated. "Cumulative Total
Returns" represent the total change in value of an investment over the periods indicated.

The Fund's per share net asset value ("NAV") is the value of one share of the
Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint of the national best bid and offer price ("NBBO") as of the time that the Fund's NAV is calculated. Under SEC rules, the NBBO consists of the highest displayed buy and lowest sell prices among the various exchanges trading the Fund at the time the Fund's NAV is calculated. Prior to January 1,
2019, the price used was the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund were listed for trading as of the time that the Fund's NAV was calculated. Since shares of the Fund did not trade in the secondary market until after its inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in the Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the index. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the
Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future performance.


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

-----------------------------------------------------------
                                                % OF
FUND ALLOCATION                              NET ASSETS
-----------------------------------------------------------
U.S. Government Agency Mortgage-
   Backed Securities                            78.9%
Mortgage-Backed Securities                      12.0
Asset-Backed Securities                          1.6
Exchange-Traded Funds                            0.0*
Money Market Funds                              11.4
U.S. Government Agency Mortgage-
   Backed Securities Sold Short                 (8.5)
Written Options                                 (0.1)
Net Other Assets and Liabilities(1)              4.7
                                              -------
     Total                                     100.0%
                                              =======

-----------------------------------------------------------
                                          % OF TOTAL LONG
                                            FIXED-INCOME
CREDIT QUALITY(3)                        INVESTMENTS & CASH
-----------------------------------------------------------
Government and Agency                           71.0%
AAA                                              1.2
AA+                                              0.1
AA                                               0.2
AA-                                              0.1
A                                                0.2
A-                                               0.2
BBB                                              0.1
BBB-                                             0.1
BB+                                              0.3
BB                                               0.2
B                                                0.1
B-                                               0.0*
Not Rated                                        9.5
Cash and Cash Equivalents                       16.7
                                              -------
     Total                                     100.0%
                                              =======

*   Amount is less than 0.1%.

-----------------------------------------------------------
                                           % OF LONG-TERM
TOP TEN HOLDINGS                           INVESTMENTS(2)
-----------------------------------------------------------
Federal National Mortgage Association,
   Pool TBA, 2.50%, 12/15/51                     7.8%
Federal National Mortgage Association,
   Pool TBA, 2.00%, 11/15/51                     3.1
Federal National Mortgage Association,
   Pool FM8217, 4.00%, 3/1/50                    1.8
Federal Home Loan Mortgage Corporation,
   Pool SB0380, 3.50%, 2/1/34                    1.6
Federal National Mortgage Association,
   Pool CB0860, 3.00%, 6/1/51                    1.6
Federal National Mortgage Association,
   Pool FM2500, 2.50%, 3/1/35                    1.5
Federal National Mortgage Association,
   Pool TBA, 2.00%,  12/15/51                    1.3
Federal Home Loan Mortgage Corporation,
   Pool ZT1989, 3.50%, 1/1/33                    1.2
Federal National Mortgage Association,
   Pool FM1194, 4.50%, 5/1/39                    1.2
Federal National Mortgage Association,
   Pool TBA, 3.50%, 12/15/51                     1.0
                                              -------
     Total                                      22.1%
                                              =======

-----------------------------------------------------------
WEIGHTED AVERAGE EFFECTIVE NET DURATION
-----------------------------------------------------------
October 31, 2021                             1.2 Years
High - March 31, 2021                        2.4 Years
Low - August 31, 2021                        0.2 Years

-----------------------------

(1)   Includes variation margin on futures contracts.

(2)   Percentages are based on the long positions only. Money market funds and short positions are excluded.

(3)   The ratings are by Standard & Poor's Ratings Group, a division of The
      McGraw-Hill Companies, Inc. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO), of the creditworthiness of an issuer with respect to debt obligations. Ratings are measured highest to lowest on a scale that generally ranges from AAA to D for long-term ratings and A-1+ to C for short-term ratings.
      Investment grade is defined as those issuers that have a long-term credit rating of BBB- or higher or a short-term credit rating of A-3 or higher.
      The credit ratings shown relate to the credit worthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares.
      U.S. Treasury and U.S. Agency mortgage-backed securities appear under
      "Government and Agency". Credit ratings are subject to change.

                                                                          Page 3


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)


                PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                    NOVEMBER 4, 2014 - OCTOBER 31, 2021

            First Trust Low Duration     ICE BofA 1-5 Year US
               Opportunities ETF        Treasury & Agency Index
11/4/14             $10,000                     $10,000
4/30/15              10,236                      10,097
10/31/15             10,362                      10,144
4/30/16              10,725                      10,256
10/31/16             11,138                      10,301
4/30/17              11,186                      10,279
10/31/17             11,274                      10,307
4/30/18              11,294                      10,205
10/31/18             11,368                      10,273
4/30/19              11,635                      10,578
10/31/19             11,923                      10,867
4/30/20              11,990                      11,290
10/31/20             12,101                      11,314
4/30/21              12,146                      11,290
10/31/21             12,099                      11,232


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.


--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

               FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)
                                 ANNUAL REPORT
                          OCTOBER 31, 2021 (UNAUDITED)

                                    ADVISOR

First Trust Advisors L.P. ("First Trust" or the "Advisor") is the investment advisor to the First Trust Low Duration Opportunities ETF (the "Fund" or
"LMBS"). In this capacity, First Trust is responsible for the selection and ongoing monitoring of the investments in the Fund's portfolio and certain other services necessary for the management of the portfolio.

                           PORTFOLIO MANAGEMENT TEAM

JEREMIAH CHARLES - SENIOR VICE PRESIDENT AND SENIOR PORTFOLIO MANAGER, FIRST
   TRUST SECURITIZED PRODUCTS GROUP
JAMES SNYDER - SENIOR VICE PRESIDENT AND SENIOR PORTFOLIO MANAGER, FIRST
   TRUST SECURITIZED PRODUCTS GROUP

                                   COMMENTARY

MARKET RECAP

The year 2021 began much the same way that 2020 closed out; with markets reacting to a new U.S. government Administration, along with digesting the lingering effects of the coronavirus ("COVID-19") pandemic. On the back of incredibly positive vaccine developments and their subsequent rollout, risk markets staged a very strong and very broad-based rally as market expectations for a faster economic recovery than anticipated began to be priced into forward data. Credit spreads continued their general tightening theme that had persisted in the second half of 2020, with credit curve compression occurring as well. The strength of the housing market accelerated as low rates persisted, forbearance levels declined, and the labor market continued to improve as the economy reopened. After multiple rounds of additional federal spending and stimulus passed, market participants took notice, and when considering these market conditions alongside a blow out in M2 money supply, as well as supply chain issues during the pandemic, two factors weighed heavily on the intermediate and longer dated maturity segment of the U.S. yield curve - inflation and Treasury debt issuance. Over the preceding 12 months, Treasury issuance had already soared to buoy government deficit spending. As a result, yields on intermediate to longer dated Treasuries rose dramatically, while the front end, led by the
2-Year Treasury, which was firmly anchored by Federal Reserve (the "Fed")
policy, was basically unchanged. As rates rose, yield hungry investors remained in an aggressive risk-on stance, as economic data showed the recovery was well underway. The Fed, taking notice of this increase in inflation expectations and subsequent repricing of forward yields, began in earnest an effort to talk down inflationary pressures as "transitory", and continued to maintain that lifting rates was years off as it believed conditions to do so had not yet been met in the post-COVID-19 recovery. With rates drifting lower once again and facing a new surge in COVID-19 cases due to the Delta variant, investors were eager to add duration, which saw longer dated yields claw back much of the rise that happened earlier in the year. Although the Delta variant wave was underway, it did very little to deter U.S. growth and investor risk appetite, as credit spreads remained very sticky. Throughout the summer of 2021, measures of inflation continued to rise, and the Fed began to discuss the timing of tapering its quantitative easing asset purchasing. This also did little to quell investor appetite, with only generic Agency Mortgage-Backed Securities ("MBS") spreads widening with any magnitude. Following the most recent meeting of the Federal
Reserve in September of 2021, incoming inflation data continued to come in elevated, and as such bond yields repriced higher across the curve. Over the fiscal year, 2-Year Treasury yields rose +35 basis points ("bps"), the 5-Year
Treasury yield rose +80bps, and the 10-Year Treasury yield rose +68bps. This heightened rate volatility caused some securitized spreads to widen modestly to close out the fiscal year.

PERFORMANCE ANALYSIS

During the 12-month period ended October 31, 2021, the Fund returned -0.02% on a net asset value ("NAV") basis. Since the Fund's inception on November 4, 2014, the Fund has returned a cumulative 20.99%, net of fees.

During the 12-month period ended October 31, 2021, the ICE BofA 1-5 Year U.S.
Treasury & Agency Index (the "Index") returned -0.72%. Since the Fund's inception on November 4, 2014, the Index has returned 12.32% on a cumulative basis.

During the 12-month period ended October 31, 2021, the Fund outperformed the
Index by 70 bps, net of fees. Since the Fund's inception, the Fund has outperformed the Index by 8.67%, net of fees. The Fund is structured to own a significant percentage of the Fund in MBS securities, with the majority allocated to the Agency MBS sector, whereas the benchmark is a pure treasury and agency index. Over the course of the period, the Fund has maintained significantly less duration than its benchmark, which has helped the Fund as interest rates have risen. To maintain this lower duration, the Fund utilizes derivatives, predominantly in Treasury futures, which have been beneficial over the period. Prepayments have remained very high in the Agency MBS sector, and, as such, capital reallocations to Non-Agency commercial mortgage-backed securities ("CMBS"), residential mortgage-backed securities ("RMBS") and Agency
MBS were made, with a focus on floating rate and short maturity securities.
Additionally, given the positively convex attributes of Agency CMBS, and the portfolio management team's favorable view on multifamily credit, a structural allocation to the sector was maintained throughout the period. The portfolio management team has also looked to stay very liquid in Agency MBS, and to take advantage of attractive pricing in the TBA Dollar Roll market, as carry earned exceeded that of specified pools in some instances.

                                                                          Page 5


--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)
                                 ANNUAL REPORT
                          OCTOBER 31, 2021 (UNAUDITED)

The Fund's monthly distribution of $0.0775 declared on October 20, 2021 and paid on November 1, 2021 represented an annualized distribution rate of 1.84% based on the Fund's closing market price of $50.45 as of October 29, 2021. The Fund's distribution rate is not constant and is subject to change over time based on the performance of the Fund and general market conditions. For the 12-month period ended October 31, 2021, 34.94% of the distributions were characterized as ordinary income and 65.06% of the distributions were characterized as return of capital. The final determination of the source and tax status of all 2021 distributions will be made after the end of 2021 and will be provided on Form
1099-DIV. Not to be construed as tax advice. Please consult your tax advisor for further information regarding tax matters.

MARKET OUTLOOK

As expected, we saw an acceleration in overall consumer and economic data to start the 12-month period ended October 31, 2021. With the massive increase in
M2 money supply, coupled with stimulus dollars in consumer's hands, and the ongoing supply chain delays and labor market shortages, we do expect inflationary risks to continue to build and do not believe that all of the inflation we are seeing is transitory. We are ever mindful of the impacts this can have on term premium pricing along the U.S. yield curve and believe heightened uncertainty will ultimately push yields higher across the curve. We believe that while it won't be a straight line, the yield curve will ultimately start to flatten once the Fed begins its hike program, which we believe will happen in the second half of 2022. At the outset of the pandemic, the Fed deployed emergency rate cuts, large scale quantitative easing and unprecedented lending programs. Over 1.5 years later, the Fed remains highly accommodative. We do anticipate that the Fed will begin to taper its bond purchasing program later this year and will likely wrap up the program sometime in early to mid-2022.
Overall, we believe that the longer the Fed maintains its view that inflation pressures are 'transitory', the greater the risk that the Fed will be forced to aggressively hike rates in order to try to bring inflation back to its stated
targets. In the meantime, the very front end of the curve will remain fairly anchored in place, with heightened levels of rate volatility centralized in the intermediate to longer maturity segments.

Given our outlook on the broader bond markets, including Fed policy surrounding taper and inflation, we plan to continue to actively manage the Fund versus the
Index from a duration and asset allocation standpoint. To the extent the curve sees a significant bear steepening, likely due to further inflationary pressures, Treasury supply or rate hikes, we will look to take advantage of higher longer maturity yields and potentially look to increase interest rate hedges on the front end. From an asset allocation perspective, due to the strength of the housing market and broader real estate markets, we plan to continue to allocate to select opportunities that the portfolio managers find to be attractively priced in Non-Agency CMBS, Non-Agency RMBS, and asset-backed securities, with an emphasis on floating rate and short maturity instruments. In our view, this approach would provide higher current yield, income, dividend, and spread protection for shareholders. We believe this strategy can be very effective with proper security selection, particularly when combined with appropriate yield curve management. We continue to maintain a tradeable portfolio as that is critical to being able to act should opportunities arise.


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

UNDERSTANDING YOUR FUND EXPENSES
OCTOBER 31, 2021 (UNAUDITED)

As a shareholder of First Trust Low Duration Opportunities ETF (the "Fund"), you
incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2021.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month
Period" to estimate the expenses you paid on your account during this six-month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


--------------------------------------------------------------------------------------------------------------------------
                                                                                           ANNUALIZED
                                                                                          EXPENSE RATIO     EXPENSES PAID
                                                     BEGINNING            ENDING          BASED ON THE        DURING THE
                                                   ACCOUNT VALUE      ACCOUNT VALUE         SIX MONTH         SIX MONTH
                                                    MAY 1, 2021      OCTOBER 31, 2021      PERIOD (a)       PERIOD (a) (b)
--------------------------------------------------------------------------------------------------------------------------
FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)
Actual                                               $1,000.00          $  996.10             0.65%             $3.27
Hypothetical (5% return before expenses)             $1,000.00          $1,021.93             0.65%             $3.31


(a)   Annualized expense ratio and expenses paid during the six-month period do not include fees and expenses of the underlying funds in which the Fund invests.

(b)   Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (May 1, 2021 through October 31, 2021), multiplied by 184/365 (to reflect the six-month period).

                                                                          Page 7


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2021


   PRINCIPAL                                                                           STATED        STATED
     VALUE                                  DESCRIPTION                                COUPON       MATURITY         VALUE
----------------  ----------------------------------------------------------------  ------------  ------------  ----------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES -- 78.9%
                  COLLATERALIZED MORTGAGE OBLIGATIONS -- 27.2%
                  Federal Home Loan Mortgage Corporation
$          3,471     Series 1992-133, Class B, IO, STRIPS (a).....................      8.50%       06/01/22    $             53
           3,189     Series 1992-1206, Class IB, 1 Mo. LIBOR + 0.83% (b)..........      0.92%       03/15/22               3,189
           4,920     Series 1993-1498, Class I, 1 Mo. LIBOR + 1.15% (b)...........      1.24%       04/15/23               4,946
           4,139     Series 1993-1552, Class I, 10 Yr. Constant Maturity Treasury
                        Rate - 0.65% (b)..........................................      0.68%       08/15/23               4,097
          41,700     Series 1993-1579, Class PM...................................      6.70%       09/15/23              43,618
          34,910     Series 1993-1630, Class PK...................................      6.00%       11/15/23              36,483
           2,112     Series 1993-1643, Class PK...................................      6.50%       12/15/23               2,182
         109,315     Series 1994-1710, Class G, 1 Mo. LIBOR + 1.50% (b)...........      1.59%       04/15/24             110,524
           1,275     Series 1998-2089, Class PJ, IO...............................      7.00%       10/15/28                 120
           5,623     Series 1998-2102, Class Z....................................      6.00%       12/15/28               6,260
         531,393     Series 1999-21, Class A, 1 Mo. LIBOR + 0.36% (b).............      0.45%       10/25/29             529,826
             833     Series 2001-2365, Class LO, PO...............................       (c)        09/15/31                 832
         157,893     Series 2002-48, Class 1A (d).................................      4.65%       07/25/33             171,608
          26,462     Series 2002-2405, Class BF...................................      7.00%       03/25/24              27,646
         150,747     Series 2002-2410, Class OG...................................      6.38%       02/15/32             180,785
         101,399     Series 2002-2427, Class GE...................................      6.00%       03/15/32             117,202
         175,919     Series 2002-2437, Class SA, IO,
                        1 Mo. LIBOR (x) -1 + 7.90% (e)............................      7.81%       01/15/29              22,449
          12,766     Series 2003-58, Class 2A.....................................      6.50%       09/25/43              14,557
         218,965     Series 2003-2557, Class HL...................................      5.30%       01/15/33             248,810
         123,668     Series 2003-2564, Class AC...................................      5.50%       02/15/33             139,245
         337,425     Series 2003-2574, Class PE...................................      5.50%       02/15/33             385,575
         137,021     Series 2003-2577, Class LI, IO...............................      5.50%       02/15/33              19,795
       1,172,000     Series 2003-2581, Class LL...................................      5.25%       03/15/33           1,293,843
         111,385     Series 2003-2586, Class TG...................................      5.50%       03/15/23             113,564
          42,761     Series 2003-2597, Class AE...................................      5.50%       04/15/33              46,176
       1,431,000     Series 2003-2613, Class LL...................................      5.00%       05/15/33           1,586,829
         249,618     Series 2003-2626, Class ZW...................................      5.00%       06/15/33             266,232
         544,167     Series 2003-2626, Class ZX...................................      5.00%       06/15/33             618,241
          31,000     Series 2003-2676, Class LL...................................      5.50%       09/15/33              34,358
         480,961     Series 2004-2771, Class NL...................................      6.00%       03/15/34             538,496
         378,153     Series 2004-2793, Class PE...................................      5.00%       05/15/34             423,498
         960,886     Series 2004-2801, Class SE, IO,
                        1 Mo. LIBOR (x) -1 + 7.05% (e)............................      6.96%       07/15/32             146,772
         157,330     Series 2004-2835, Class QY, IO,
                        1 Mo. LIBOR (x) -1 + 7.90% (e)............................      7.81%       12/15/32              27,093
         127,748     Series 2004-2890, Class ZA...................................      5.00%       11/15/34             144,402
         598,803     Series 2004-2891, Class ZA...................................      6.50%       11/15/34             832,872
         384,208     Series 2004-2907, Class DZ...................................      4.00%       12/15/34             411,534
       1,267,625     Series 2005-233, Class 12, IO, STRIPS........................      5.00%       09/15/35             185,964
         954,205     Series 2005-234, Class IO, IO, STRIPS........................      4.50%       10/01/35             139,540
         785,000     Series 2005-2973, Class GE...................................      5.50%       05/15/35             943,722
         128,278     Series 2005-3031, Class BI, IO,
                        1 Mo. LIBOR (x) -1 + 6.69% (e)............................      6.60%       08/15/35              25,110
       2,714,228     Series 2005-3054, Class ZW...................................      6.00%       10/15/35           3,018,656
          21,555     Series 2005-3074, Class ZH...................................      5.50%       11/15/35              28,146
         283,792     Series 2006-238, Class 8, IO, STRIPS.........................      5.00%       04/15/36              45,356
         261,661     Series 2006-243, Class 11, IO, STRIPS (f)....................      7.00%       08/15/36              51,412
         374,815     Series 2006-3114, Class GI, IO,
                        1 Mo. LIBOR (x) -1 + 6.60% (e)............................      6.51%       02/15/36              53,250
          65,907     Series 2006-3117, Class ZU...................................      6.00%       02/15/36              94,027


Page 8                  See Notes to Financial Statements


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2021


   PRINCIPAL                                                                           STATED        STATED
     VALUE                                  DESCRIPTION                                COUPON       MATURITY         VALUE
----------------  ----------------------------------------------------------------  ------------  ------------  ----------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
                  COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
                  Federal Home Loan Mortgage Corporation (Continued)
$         25,429     Series 2006-3150, Class DZ...................................      5.50%       05/15/36    $         29,152
       1,637,632     Series 2006-3174, Class LF, 1 Mo. LIBOR + 0.35% (b)..........      0.44%       05/15/36           1,646,180
       2,672,924     Series 2006-3196, Class ZK...................................      6.50%       04/15/32           3,486,564
       1,444,709     Series 2006-3210, Class SA, IO,
                        1 Mo. LIBOR (x) -1 + 6.60% (e)............................      6.51%       09/15/36             278,136
         460,414     Series 2006-3223, Class FC, 1 Mo. LIBOR + 0.55% (b)..........      0.63%       04/15/32             466,176
         139,486     Series 2006-3245, Class PO, PO...............................       (c)        11/15/36             127,670
         988,512     Series 2007-3262, Class KS, IO,
                        1 Mo. LIBOR (x) -1 + 6.41% (e)............................      6.32%       01/15/37             105,933
          36,961     Series 2007-3274, Class B....................................      6.00%       02/15/37              41,554
         232,128     Series 2007-3322, Class NF,
                        1 Mo. LIBOR (x) 2,566.67 - 16,683.33%, 0.00% Floor (b)....      0.00%       05/15/37             226,628
          39,482     Series 2007-3340, Class PF, 1 Mo. LIBOR + 0.30% (b)..........      0.39%       07/15/37              39,759
          50,005     Series 2007-3349, Class MY...................................      5.50%       07/15/37              57,322
         106,288     Series 2007-3360, Class CB...................................      5.50%       08/15/37             120,158
       1,212,355     Series 2007-3370, Class FM, 1 Mo. LIBOR + 0.62% (b)..........      0.71%       10/15/47           1,238,633
          88,263     Series 2007-3380, Class FS, 1 Mo. LIBOR + 0.35% (b)..........      0.44%       11/15/36              87,407
         218,109     Series 2008-3406, Class B....................................      6.00%       01/15/38             244,544
         106,439     Series 2008-3413, Class B....................................      5.50%       04/15/37             119,082
         253,051     Series 2008-3420, Class AZ...................................      5.50%       02/15/38             289,822
         173,072     Series 2008-3448, Class SA, IO,
                        1 Mo. LIBOR (x) -1 + 6.05% (e)............................      5.96%       05/15/38               9,271
       3,036,358     Series 2009-3522, Class SE, IO,
                        1 Mo. LIBOR (x) -1 + 6.10% (e)............................      6.01%       04/15/39             509,036
          30,438     Series 2009-3523, Class SD,
                        1 Mo. LIBOR (x) -2.75 + 19.66% (e)........................     19.41%       06/15/36              39,156
       1,205,381     Series 2009-3542, Class ZP...................................      5.00%       06/15/39           1,410,497
         177,000     Series 2009-3550, Class LL...................................      4.50%       07/15/39             198,322
         734,018     Series 2009-3563, Class ZP...................................      5.00%       08/15/39             891,580
       1,805,207     Series 2009-3572, Class JS, IO,
                        1 Mo. LIBOR (x) -1 + 6.80% (e)............................      6.71%       09/15/39             254,264
          32,753     Series 2009-3585, Class QZ...................................      5.00%       08/15/39              37,623
         139,211     Series 2009-3587, Class FX, 1 Mo. LIBOR + 0.00% (b)..........      0.09%       12/15/37             129,273
         556,700     Series 2009-3593, Class F, 1 Mo. LIBOR + 0.50% (b)...........      0.59%       03/15/36             558,659
       1,596,524     Series 2009-3605, Class NC...................................      5.50%       06/15/37           1,828,511
         500,000     Series 2010-3622, Class PB...................................      5.00%       01/15/40             560,867
         487,498     Series 2010-3632, Class BS,
                        1 Mo. LIBOR (x) -3.33 + 17.50% (e)........................     17.20%       02/15/40             654,689
         107,000     Series 2010-3645, Class WD...................................      4.50%       02/15/40             113,951
         661,000     Series 2010-3667, Class PL...................................      5.00%       05/15/40             731,720
          75,601     Series 2010-3699, Class FD, 1 Mo. LIBOR + 0.60% (b)..........      0.69%       07/15/40              76,682
         967,067     Series 2010-3704, Class ED...................................      4.00%       12/15/36           1,000,385
         400,000     Series 2010-3714, Class PB...................................      4.75%       08/15/40             471,471
         515,716     Series 2010-3735, Class IK, IO...............................      3.50%       10/15/25              20,919
          90,578     Series 2010-3735, Class JI, IO...............................      4.50%       10/15/30               9,584
         276,844     Series 2010-3740, Class SC, IO,
                        1 Mo. LIBOR (x) -1 + 6.00% (e)............................      5.91%       10/15/40              52,087
          81,338     Series 2010-3770, Class GZ...................................      4.50%       10/15/40             107,027
         312,000     Series 2010-3780, Class AV...................................      4.00%       04/15/31             325,733
          63,157     Series 2011-3795, Class ED...................................      3.00%       10/15/39              64,315
         600,000     Series 2011-3796, Class PB...................................      5.00%       01/15/41             693,800
         244,268     Series 2011-3819, Class ZQ...................................      6.00%       04/15/36             285,047


                        See Notes to Financial Statements                 Page 9


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2021


   PRINCIPAL                                                                           STATED        STATED
     VALUE                                  DESCRIPTION                                COUPON       MATURITY         VALUE
----------------  ----------------------------------------------------------------  ------------  ------------  ----------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
                  COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
                  Federal Home Loan Mortgage Corporation (Continued)
$      3,586,466     Series 2011-3820, Class GZ...................................      5.00%       03/15/41    $      4,172,077
         300,000     Series 2011-3820, Class NC...................................      4.50%       03/15/41             337,469
         153,801     Series 2011-3828, Class SY,
                        1 Mo. LIBOR (x) -3 + 13.20% (e)...........................     12.93%       02/15/41             206,663
         862,602     Series 2011-3841, Class JZ...................................      5.00%       04/15/41             982,168
         103,547     Series 2011-3842, Class BS,
                        1 Mo. LIBOR (x) -5 + 22.75% (e)...........................     22.34%       04/15/41             193,731
         300,000     Series 2011-3844, Class PC...................................      5.00%       04/15/41             352,749
         618,765     Series 2011-3852, Class SW, IO,
                        1 Mo. LIBOR (x) -1 + 6.00% (e)............................      5.91%       05/15/41              99,413
       3,228,690     Series 2011-3860, Class PZ...................................      5.00%       05/15/41           3,661,056
         525,000     Series 2011-3890, Class ME...................................      5.00%       07/15/41             613,738
       1,387,000     Series 2011-3895, Class PW...................................      4.50%       07/15/41           1,537,118
       1,795,889     Series 2011-3925, Class ZD...................................      4.50%       09/15/41           2,147,892
       2,468,014     Series 2011-3935, Class HZ...................................      4.50%       10/15/41           2,958,308
      10,993,897     Series 2011-3954, Class GS, IO,
                        1 Mo. LIBOR (x) -1 + 6.00% (e)............................      5.91%       11/15/41           2,098,505
          14,577     Series 2011-3956, Class KI, IO (a)...........................      3.00%       11/15/21                   2
           5,516     Series 2011-3968, Class AI, IO (a)...........................      3.00%       12/15/21                   1
         437,703     Series 2012-267, Class S5, IO, STRIPS,
                        1 Mo. LIBOR (x) -1 + 6.00% (e)............................      5.91%       08/15/42              86,865
      13,009,796     Series 2012-272, Class PO, PO, STRIPS........................       (c)        08/15/42          11,804,489
       9,901,028     Series 2012-276, Class S5, IO, STRIPS,
                        1 Mo. LIBOR (x) -1 + 6.00% (e)............................      5.91%       09/15/42           2,119,926
          44,236     Series 2012-3994, Class AI, IO (a)...........................      3.00%       02/15/22                  62
         535,864     Series 2012-3999, Class WA (f)...............................      5.50%       08/15/40             610,538
       1,878,000     Series 2012-4000, Class PY...................................      4.50%       02/15/42           2,111,607
          56,161     Series 2012-4012, Class GC...................................      3.50%       06/15/40              58,149
          27,621     Series 2012-4015, Class KB...................................      1.75%       05/15/41              28,003
         457,097     Series 2012-4021, Class IP, IO...............................      3.00%       03/15/27              22,961
       1,100,302     Series 2012-4026, Class GZ...................................      4.50%       04/15/42           1,385,574
         813,630     Series 2012-4030, Class IL, IO...............................      3.50%       04/15/27              46,041
          11,310     Series 2012-4038, Class CS,
                        1 Mo. LIBOR (x) -3 + 12.00% (e)...........................     11.75%       04/15/42              12,597
         736,509     Series 2012-4048, Class FJ, 1 Mo. LIBOR + 0.40% (b)..........      0.49%       07/15/37             736,864
       1,477,522     Series 2012-4054, Class AI, IO...............................      3.00%       04/15/27              71,129
      33,388,339     Series 2012-4057, Class ZA...................................      4.00%       06/15/42          36,286,927
       4,157,041     Series 2012-4057, Class ZC...................................      3.50%       06/15/42           4,418,983
       1,351,901     Series 2012-4077, Class TS, IO,
                        1 Mo. LIBOR (x) -1 + 6.00% (e)............................      5.91%       05/15/41             222,735
         642,127     Series 2012-4090, Class YZ...................................      4.50%       08/15/42             804,961
          32,057     Series 2012-4097, Class ES, IO,
                        1 Mo. LIBOR (x) -1 + 6.10% (e)............................      6.01%       08/15/42               5,573
       3,256,655     Series 2012-4097, Class SA, IO,
                        1 Mo. LIBOR (x) -1 + 6.05% (e)............................      5.96%       08/15/42             567,343
       2,447,000     Series 2012-4098, Class PE...................................      4.00%       08/15/42           2,718,749
         340,766     Series 2012-4103, Class HI, IO...............................      3.00%       09/15/27              19,383
          39,690     Series 2012-4116, Class AS, IO,
                        1 Mo. LIBOR (x) -1 + 6.15% (e)............................      6.06%       10/15/42               7,489
       1,495,892     Series 2012-4121, Class HI, IO...............................      3.50%       10/15/27              92,004
       1,616,501     Series 2012-4132, Class AI, IO...............................      4.00%       10/15/42             255,988


Page 10                 See Notes to Financial Statements


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2021


   PRINCIPAL                                                                           STATED        STATED
     VALUE                                  DESCRIPTION                                COUPON       MATURITY         VALUE
----------------  ----------------------------------------------------------------  ------------  ------------  ----------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
                  COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
                  Federal Home Loan Mortgage Corporation (Continued)
$        405,563     Series 2012-4136, Class TU, IO,
                        1 Mo. LIBOR (x) -22.50 + 139.50%, 4.50% Cap (e)...........      4.50%       08/15/42    $         87,110
         424,079     Series 2012-4145, Class YI, IO...............................      3.00%       12/15/27              25,142
         312,335     Series 2013-299, Class S1, IO, STRIPS,
                        1 Mo. LIBOR (x) -1 + 6.00% (e)............................      5.91%       01/15/43              61,470
         424,231     Series 2013-303, Class C2, IO, STRIPS........................      3.50%       01/15/28              27,532
       7,091,155     Series 2013-303, Class C12, IO, STRIPS.......................      4.00%       12/15/32             736,563
      15,727,045     Series 2013-303, Class C33, IO, STRIPS.......................      4.50%       01/15/43           2,881,718
       4,048,731     Series 2013-304, Class C19, IO, STRIPS.......................      5.00%       06/15/42             927,314
         343,855     Series 2013-304, Class C37, IO, STRIPS.......................      3.50%       12/15/27              17,046
       1,544,588     Series 2013-304, Class C40, IO, STRIPS.......................      3.50%       09/15/26              73,307
      13,442,112     Series 2013-311, Class PO, PO, STRIPS........................       (c)        08/15/43          12,424,757
       1,414,061     Series 2013-4151, Class DI, IO...............................      3.50%       11/15/31              65,130
       3,774,121     Series 2013-4154, Class IB, IO...............................      3.50%       01/15/28             238,424
       9,567,973     Series 2013-4170, Class CO, PO...............................       (c)        11/15/32           9,009,427
         905,000     Series 2013-4176, Class HE...................................      4.00%       03/15/43           1,053,805
         732,650     Series 2013-4177, Class GL...................................      3.00%       03/15/33             779,292
         101,729     Series 2013-4184, Class GZ...................................      3.00%       03/15/43             101,619
       4,715,534     Series 2013-4193, Class AI, IO...............................      3.00%       04/15/28             296,824
         826,035     Series 2013-4193, Class PB...................................      4.00%       04/15/43             967,932
      12,832,495     Series 2013-4194, Class GI, IO...............................      4.00%       04/15/43           1,795,405
       1,586,081     Series 2013-4203, Class US,
                        1 Mo. LIBOR (x) -1.50 + 6.00% (e).........................      5.86%       05/15/33           1,623,789
         500,000     Series 2013-4211, Class PB...................................      3.00%       05/15/43             531,744
       1,813,290     Series 2013-4213, Class MZ...................................      4.00%       06/15/43           2,041,860
          45,057     Series 2013-4226, Class NS,
                        1 Mo. LIBOR (x) -3 + 10.50% (e)...........................     10.25%       01/15/43              48,497
       1,450,000     Series 2013-4247, Class AY...................................      4.50%       09/15/43           1,745,810
         753,151     Series 2013-4261, Class GS,
                        1 Mo. LIBOR (x) -2.75 + 10.98% (e)........................     10.73%       01/15/41             921,736
         532,385     Series 2013-4265, Class IB, IO...............................      4.50%       12/15/24              22,004
          75,887     Series 2014-4300, Class IM, IO...............................      3.00%       03/15/37               2,204
         955,802     Series 2014-4314, Class CI, IO...............................      6.00%       03/15/44             214,853
       2,347,698     Series 2014-4316, Class XZ...................................      4.50%       03/15/44           2,622,050
      12,860,216     Series 2014-4329, Class VZ...................................      4.00%       04/15/44          13,976,410
       4,486,846     Series 2014-4347, Class YT...................................      3.50%       06/15/44           4,671,452
      15,822,534     Series 2014-4375, Class MZ...................................      3.50%       08/15/44          16,739,092
       3,928,732     Series 2014-4387, Class IE, IO...............................      2.50%       11/15/28             199,233
      31,324,482     Series 2015-4483, Class ZX...................................      4.15%       06/15/44          35,453,149
         741,739     Series 2015-4503, Class MI, IO...............................      5.00%       08/15/45             139,576
         632,409     Series 2015-4512, Class W (d) (f)............................      5.34%       05/15/38             716,059
         102,348     Series 2015-4520, Class AI, IO...............................      3.50%       10/15/35              10,740
         557,544     Series 2015-4522, Class JZ...................................      2.00%       01/15/45             567,450
      18,046,339     Series 2015-4532, Class ZX...................................      4.00%       09/15/45          19,820,913
         268,494     Series 2016-4546, Class PZ...................................      4.00%       12/15/45             322,332
         454,493     Series 2016-4546, Class ZT...................................      4.00%       01/15/46             545,570
       5,954,000     Series 2016-4557, Class VB...................................      3.00%       05/15/39           6,142,371
       8,012,768     Series 2016-4559, Class LI, IO...............................      2.50%       03/15/31             546,343
         139,510     Series 2016-4568, Class MZ...................................      4.00%       04/15/46             167,591
      13,538,842     Series 2016-4570, Class ST, IO,
                        1 Mo. LIBOR (x) -1 + 6.00% (e)............................      5.91%       04/15/46           3,121,870
       7,743,000     Series 2016-4571, Class GV...................................      3.00%       06/15/39           7,980,050


                        See Notes to Financial Statements                Page 11


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2021


   PRINCIPAL                                                                           STATED        STATED
     VALUE                                  DESCRIPTION                                COUPON       MATURITY         VALUE
----------------  ----------------------------------------------------------------  ------------  ------------  ----------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
                  COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
                  Federal Home Loan Mortgage Corporation (Continued)
$      5,324,251     Series 2016-4572, Class LI, IO...............................      4.00%       08/15/45    $        745,008
      14,240,995     Series 2016-4582, Class GZ...................................      3.75%       03/15/52          15,571,982
      25,178,174     Series 2016-4585, Class DS, IO,
                        1 Mo. LIBOR (x) -1 + 6.00% (e)............................      5.91%       05/15/46           5,942,663
       6,837,639     Series 2016-4587, Class ZH...................................      4.00%       03/15/44           7,709,227
       1,831,184     Series 2016-4591, Class GI, IO...............................      4.00%       12/15/44             237,517
       1,090,069     Series 2016-4596, Class FL, 1 Mo. LIBOR + 0.50% (b)..........      0.59%       11/15/41           1,105,140
         771,702     Series 2016-4600, Class WT...................................      3.50%       07/15/36             876,234
         172,020     Series 2016-4605, Class KS,
                        1 Mo. LIBOR (x) -1.57 + 4.71% (e).........................      4.58%       08/15/43             169,027
         433,565     Series 2016-4609, Class YI, IO...............................      4.00%       04/15/54              12,097
         373,522     Series 2016-4613, Class AF, 1 Mo. LIBOR + 1.10% (b)..........      1.19%       11/15/37             379,313
         980,735     Series 2016-4615, Class GT,
                        1 Mo. LIBOR (x) -4 + 16.00%, 4.00% Cap (e)................      4.00%       10/15/42             934,403
       9,754,266     Series 2016-4619, Class IB, IO...............................      4.00%       12/15/47             305,529
       2,498,146     Series 2016-4641, Class DI, IO...............................      5.00%       05/15/41             353,955
       8,779,997     Series 2017-4649, Class AZ...................................      3.50%       05/15/46           9,324,858
       1,173,000     Series 2017-4650, Class JH...................................      3.00%       01/15/47           1,256,392
      10,302,464     Series 2017-4660, Class PO, PO...............................      (c)         01/15/33           8,533,485
         600,000     Series 2017-4681, Class JY...................................      2.50%       05/15/47             615,210
      11,669,089     Series 2017-4682, Class KZ...................................      3.50%       09/15/46          12,432,883
       4,022,711     Series 2018-4774, Class SL, IO,
                        1 Mo. LIBOR (x) -1 + 6.20% (e)............................      6.11%       04/15/48             711,312
       2,301,094     Series 2018-4780, Class VA...................................      4.00%       05/15/29           2,338,259
       6,517,046     Series 2018-4780, Class Z....................................      4.00%       01/15/48           7,153,579
       3,427,001     Series 2018-4790, Class IO, IO...............................      4.50%       05/15/48             561,612
       7,019,390     Series 2018-4826, Class ME...................................      3.50%       09/15/48           7,405,496
       3,517,000     Series 2018-4833, Class PY...................................      4.00%       10/15/48           3,731,187
       9,246,164     Series 2018-4851, Class PO, PO...............................       (c)        08/15/57           7,681,230
       6,946,206     Series 2018-4855, Class AZ...................................      4.00%       08/15/48           7,422,184
      10,008,953     Series 2018-4857, Class ZB...................................      4.50%       01/15/49          10,727,285
       3,135,858     Series 2019-4872, Class BZ...................................      4.00%       04/15/49           3,604,053
       7,855,256     Series 2019-4910, Class SA, IO,
                        1 Mo. LIBOR (x) -1 + 6.05% (e)............................      5.96%       06/15/49           1,541,715
      12,308,373     Series 2019-4938, Class BS, IO,
                        1 Mo. LIBOR (x) -1 + 6.00% (e)............................      5.91%       12/25/49           1,876,276
      12,863,130     Series 2019-4943, Class NS, IO,
                        1 Mo. LIBOR (x) -1 + 6.00% (e)............................      5.91%       01/25/50           2,670,923
      49,675,601     Series 2020-4973, Class IK, IO...............................      5.00%       05/25/50           8,401,143
       2,515,155     Series 2020-4974, Class IA, IO...............................      3.50%       12/25/49             744,353
       7,232,171     Series 2020-4988, Class IJ, IO...............................      4.50%       12/15/47           1,186,396
       5,428,828     Series 2020-4989, Class FA, 1 Mo. LIBOR + 0.35% (b)..........      0.44%       08/15/40           5,453,492
       5,665,978     Series 2020-4989, Class FB, 1 Mo. LIBOR + 0.35% (b)..........      0.44%       10/15/40           5,691,703
      46,794,357     Series 2020-5008, Class MI, IO...............................      4.00%       09/25/50           8,120,239
      10,156,906     Series 2020-5013, Class HI, IO...............................      5.00%       03/25/40           1,702,322
       6,339,025     Series 2020-5013, Class IQ, IO...............................      3.50%       09/25/50           1,094,594
      28,636,306     Series 2020-5013, Class QI, IO...............................      3.50%       09/25/50           5,129,894
      17,745,251     Series 2020-5023, Class AI, IO...............................      4.50%       10/25/50           3,390,610
      20,514,950     Series 2020-5034, Class IO, IO (f)...........................      1.85%       10/15/45             722,699
      19,452,626     Series 2020-5050, Class MI, IO...............................      3.50%       10/25/50           3,285,552
      37,239,255     Series 2020-5051, Class CI, IO...............................      4.00%       12/25/35           4,393,819
      26,686,815     Series 2021-5086, Class MI, IO...............................      2.50%       03/25/51           3,948,007


Page 12                 See Notes to Financial Statements


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2021


   PRINCIPAL                                                                           STATED        STATED
     VALUE                                  DESCRIPTION                                COUPON       MATURITY         VALUE
----------------  ----------------------------------------------------------------  ------------  ------------  ----------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
                  COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
                  Federal National Mortgage Association
$         23,415     Series 1992-38, Class GZ.....................................      7.50%       07/25/22    $         23,803
           1,044     Series 1992-185, Class ZB....................................      7.00%       10/25/22               1,068
             172     Series 1993-3, Class K.......................................      7.00%       02/25/23                 175
           3,503     Series 1993-39, Class Z......................................      7.50%       04/25/23               3,619
             362     Series 1993-46, Class FH, 7 Yr. Constant Maturity Treasury
                        Rate - 0.20% (b)..........................................      0.97%       04/25/23                 359
          51,874     Series 1993-169, Class L.....................................      6.50%       09/25/23              54,300
          16,773     Series 1993-171, Class SB, 10 Yr. Constant Maturity Treasury
                        Rate (x) -2.17 + 21.99% (e)...............................     19.02%       09/25/23              18,383
          10,567     Series 1993-214, Class 2, IO, STRIPS.........................      7.50%       03/25/23                 383
         130,748     Series 1993-222, Class 2, IO, STRIPS.........................      7.00%       06/25/23               5,447
           8,532     Series 1993-230, Class FA, 1 Mo. LIBOR + 0.60% (b)...........      0.69%       12/25/23               8,508
          75,308     Series 1994-61, Class FG, 1 Mo. LIBOR + 1.50% (b)............      1.59%       04/25/24              76,103
          29,265     Series 1996-51, Class AY, IO.................................      7.00%       12/18/26               3,050
          47,694     Series 1998-37, Class VZ.....................................      6.00%       06/17/28              49,843
         369,848     Series 2000-45, Class SD, IO,
                        1 Mo. LIBOR (x) -1 + 7.95% (e)............................      7.86%       12/18/30              34,567
               2     Series 2001-8, Class SE, IO,
                        1 Mo. LIBOR (x) -1 + 8.60% (a) (e)........................      8.51%       02/17/31                   0
          47,245     Series 2001-34, Class SR, IO,
                        1 Mo. LIBOR (x) -1 + 8.10% (e)............................      8.01%       08/18/31               4,525
           2,286     Series 2001-42, Class SB,
                        1 Mo. LIBOR (x) -16 + 128.00%, 8.50% Cap (e)..............      8.50%       09/25/31               2,527
         114,281     Series 2001-46, Class F, 1 Mo. LIBOR + 0.40% (b).............      0.49%       09/18/31             114,655
           7,503     Series 2002-22, Class G......................................      6.50%       04/25/32               8,735
          75,288     Series 2002-30, Class Z......................................      6.00%       05/25/32              86,700
          70,428     Series 2002-80, Class CZ.....................................      4.50%       09/25/32              80,855
          89,367     Series 2002-320, Class 2, IO, STRIPS.........................      7.00%       04/25/32              18,763
          79,516     Series 2002-323, Class 6, IO, STRIPS.........................      6.00%       01/25/32              12,929
         225,833     Series 2002-324, Class 2, IO, STRIPS.........................      6.50%       07/25/32              34,921
          22,202     Series 2003-14, Class AT.....................................      4.00%       03/25/33              23,100
          63,468     Series 2003-21, Class OA.....................................      4.00%       03/25/33              67,408
          96,255     Series 2003-32, Class UI, IO.................................      6.00%       05/25/33              19,936
         382,171     Series 2003-45, Class JB.....................................      5.50%       06/25/33             434,349
           4,016     Series 2003-52, Class NA.....................................      4.00%       06/25/23               4,021
       2,507,651     Series 2003-61, Class MZ.....................................      5.00%       08/25/33           2,761,223
          14,808     Series 2003-63, Class F1, 1 Mo. LIBOR + 0.30% (b)............      0.39%       11/25/27              14,810
       1,392,364     Series 2003-63, Class IP, IO.................................      6.00%       07/25/33             234,981
         355,000     Series 2003-71, Class NH.....................................      4.29%       08/25/33             403,485
         108,342     Series 2003-75, Class GI, IO (a).............................      5.00%       08/25/23                 792
         172,506     Series 2003-109, Class YB....................................      6.00%       11/25/33             197,103
         137,172     Series 2003-339, Class 12, IO, STRIPS........................      6.00%       06/25/33              21,651
         255,911     Series 2003-343, Class 2, IO, STRIPS.........................      4.50%       10/25/33              27,482
         240,902     Series 2003-345, Class 14, IO, STRIPS........................      6.00%       03/25/34              41,715
          50,938     Series 2003-348, Class 17, IO, STRIPS........................      7.50%       12/25/33               9,345
          73,866     Series 2003-348, Class 18, IO, STRIPS (f)....................      7.50%       12/25/33              14,132
          79,445     Series 2003-W3, Class 2A5....................................      5.36%       06/25/42              89,738
         743,214     Series 2003-W6, Class 1A41...................................      5.40%       10/25/42             835,103
         907,278     Series 2003-W12, Class 1A8...................................      4.55%       06/25/43             989,614
         224,891     Series 2004-10, Class ZB.....................................      6.00%       02/25/34             256,959
         708,971     Series 2004-18, Class EZ.....................................      6.00%       04/25/34             823,275
         261,202     Series 2004-25, Class LC.....................................      5.50%       04/25/34             299,709


                        See Notes to Financial Statements                Page 13


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2021


   PRINCIPAL                                                                           STATED        STATED
     VALUE                                  DESCRIPTION                                COUPON       MATURITY         VALUE
----------------  ----------------------------------------------------------------  ------------  ------------  ----------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
                  COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
                  Federal National Mortgage Association (Continued)
$        281,715     Series 2004-25, Class UC.....................................      5.50%       04/25/34    $        326,401
          41,799     Series 2004-28, Class ZH.....................................      5.50%       05/25/34              53,164
         610,039     Series 2004-60, Class AC.....................................      5.50%       04/25/34             675,953
          10,217     Series 2004-W9, Class 1A3....................................      6.05%       02/25/44              11,558
       2,032,397     Series 2005-2, Class S, IO,
                        1 Mo. LIBOR (x) -1 + 6.60% (e)............................      6.51%       02/25/35             332,846
         352,397     Series 2005-2, Class TB, IO,
                        1 Mo. LIBOR (x) -1 + 5.90%, 0.40% Cap (e).................      0.40%       07/25/33               3,474
          57,186     Series 2005-29, Class ZT.....................................      5.00%       04/25/35              68,672
          83,399     Series 2005-40, Class SA, IO,
                        1 Mo. LIBOR (x) -1 + 6.70% (e)............................      6.61%       05/25/35              14,235
         289,852     Series 2005-52, Class TZ.....................................      6.50%       06/25/35             405,777
       1,052,019     Series 2005-57, Class KZ.....................................      6.00%       07/25/35           1,324,013
           9,750     Series 2005-67, Class SC,
                        1 Mo. LIBOR (x) -2.15 + 14.41% (e)........................     14.21%       08/25/35              12,198
          46,107     Series 2005-79, Class NS, IO,
                        1 Mo. LIBOR (x) -1 + 6.09% (e)............................      6.00%       09/25/35               7,370
       4,752,027     Series 2005-86, Class WZ.....................................      5.50%       10/25/35           5,315,160
          15,417     Series 2005-87, Class SC,
                        1 Mo. LIBOR (x) -1.67 + 13.83% (e)........................     13.68%       10/25/35              20,326
          23,052     Series 2005-90, Class ES,
                        1 Mo. LIBOR (x) -2.50 + 16.88% (e)........................     16.65%       10/25/35              31,059
          54,714     Series 2005-95, Class WZ.....................................      6.00%       11/25/35              77,364
          26,315     Series 2005-102, Class DS,
                        1 Mo. LIBOR (x) -2.75 + 19.80% (e)........................     19.55%       11/25/35              30,792
         558,368     Series 2005-104, Class UE....................................      5.50%       12/25/35             634,961
         129,927     Series 2005-359, Class 6, IO, STRIPS.........................      5.00%       11/25/35              18,398
         390,576     Series 2005-359, Class 12, IO, STRIPS........................      5.50%       10/25/35              71,817
         110,962     Series 2005-362, Class 13, IO, STRIPS........................      6.00%       08/25/35              21,012
          77,035     Series 2005-W1, Class 1A2....................................      6.50%       10/25/44              90,370
          55,315     Series 2006-5, Class 2A2 (b).................................      2.20%       02/25/35              58,746
      24,974,179     Series 2006-5, Class N2, IO (d)..............................      0.00%       02/25/35                 250
          59,233     Series 2006-15, Class IS, IO,
                        1 Mo. LIBOR (x) -1 + 6.58% (e)............................      6.49%       03/25/36              11,326
       1,180,906     Series 2006-20, Class PI, IO,
                        1 Mo. LIBOR (x) -1 + 6.68% (e)............................      6.59%       11/25/30             111,175
          25,286     Series 2006-31, Class PZ.....................................      6.00%       05/25/36              36,001
          48,767     Series 2006-42, Class CF, 1 Mo. LIBOR + 0.45% (b)............      0.54%       06/25/36              48,028
       1,490,084     Series 2006-42, Class EI, IO,
                        1 Mo. LIBOR (x) -1 + 6.55% (e)............................      6.46%       06/25/36             276,920
         401,942     Series 2006-59, Class SL, IO,
                        1 Mo. LIBOR (x) -1 + 6.57% (e)............................      6.48%       07/25/36              74,969
         550,315     Series 2006-80, Class PH.....................................      6.00%       08/25/36             643,803
          65,388     Series 2006-85, Class MZ.....................................      6.50%       09/25/36              76,794
       1,838,284     Series 2006-110, Class PI, IO................................      5.50%       11/25/36             339,449
       2,181,709     Series 2006-116, Class ES, IO,
                        1 Mo. LIBOR (x) -1 + 6.65% (e)............................      6.56%       12/25/36             442,320
         228,274     Series 2006-117, Class GF, 1 Mo. LIBOR + 0.35% (b)...........      0.44%       12/25/36             230,264
       2,098,217     Series 2006-118, Class A1, 1 Mo. LIBOR + 0.06% (b)...........      0.15%       12/25/36           2,086,979
           1,316     Series 2006-126, Class DZ....................................      5.50%       01/25/37               1,374
         313,274     Series 2007-7, Class KA......................................      5.75%       08/25/36             373,649
          21,890     Series 2007-25, Class FB, 1 Mo. LIBOR + 0.33% (b)............      0.42%       04/25/37              22,075
         750,346     Series 2007-28, Class ZA.....................................      6.00%       04/25/37             854,940
         825,284     Series 2007-57, Class ZG.....................................      4.75%       06/25/37             965,275


Page 14                 See Notes to Financial Statements


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2021


   PRINCIPAL                                                                           STATED        STATED
     VALUE                                  DESCRIPTION                                COUPON       MATURITY         VALUE
----------------  ----------------------------------------------------------------  ------------  ------------  ----------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
                  COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
                  Federal National Mortgage Association (Continued)
$        536,581     Series 2007-60, Class ZS.....................................      4.75%       07/25/37    $        670,034
         505,051     Series 2007-68, Class AE.....................................      6.50%       07/25/37             611,298
         367,499     Series 2007-116, Class PB....................................      5.50%       08/25/35             421,488
         121,321     Series 2007-117, Class MD....................................      5.50%       07/25/37             131,566
       3,826,743     Series 2007-W10, Class 3A (d)................................      2.39%       06/25/47           4,039,898
         120,739     Series 2008-3, Class FZ, 1 Mo. LIBOR + 0.55% (b).............      0.64%       02/25/38             117,480
          19,859     Series 2008-8, Class ZA......................................      5.00%       02/25/38              22,793
          12,207     Series 2008-17, Class IP, IO.................................      6.50%       02/25/38               1,261
         756,186     Series 2008-389, Class 4, IO, STRIPS.........................      6.00%       03/25/38             133,653
           7,760     Series 2009-10, Class AB.....................................      5.00%       03/25/24               7,947
         820,762     Series 2009-11, Class PI, IO.................................      5.50%       03/25/36             144,397
           1,674     Series 2009-14, Class BS, IO,
                        1 Mo. LIBOR (x) -1 + 6.25% (a) (e)........................      6.16%       03/25/24                  43
       1,321,768     Series 2009-37, Class NZ.....................................      5.71%       02/25/37           1,631,038
           1,868     Series 2009-47, Class PE.....................................      4.00%       07/25/39               1,867
       4,400,000     Series 2009-50, Class GX.....................................      5.00%       07/25/39           5,160,708
         593,774     Series 2009-64, Class ZD.....................................      8.00%       08/25/39             737,587
         104,823     Series 2009-69, Class PO, PO.................................       (c)        09/25/39              96,147
       3,235,877     Series 2009-85, Class J......................................      4.50%       10/25/39           3,614,578
         210,566     Series 2009-91, Class HL.....................................      5.00%       11/25/39             225,710
          97,000     Series 2009-92, Class DB.....................................      5.00%       11/25/39             114,354
         777,449     Series 2009-103, Class PZ....................................      6.00%       12/25/39           1,092,402
         222,419     Series 2009-106, Class SN, IO,
                        1 Mo. LIBOR (x) -1 + 6.25% (e)............................      6.16%       01/25/40              35,780
         266,174     Series 2009-109, Class PZ....................................      4.50%       01/25/40             309,620
          60,239     Series 2009-115, Class HZ....................................      5.00%       01/25/40              64,577
       1,129,558     Series 2009-397, Class 2, IO, STRIPS.........................      5.00%       09/25/39             189,326
         202,971     Series 2009-398, Class C13, IO, STRIPS.......................      4.00%       06/25/24               6,613
       1,350,000     Series 2010-2, Class LC......................................      5.00%       02/25/40           1,543,071
         191,550     Series 2010-3, Class DZ......................................      4.50%       02/25/40             227,152
         164,643     Series 2010-21, Class KO, PO.................................       (c)        03/25/40             154,312
         500,000     Series 2010-35, Class EP.....................................      5.50%       04/25/40             605,463
         395,704     Series 2010-35, Class SJ,
                        1 Mo. LIBOR (x) -3.33 + 17.67% (e)........................     17.37%       04/25/40             513,021
         365,032     Series 2010-38, Class KC.....................................      4.50%       04/25/40             403,635
         380,970     Series 2010-45, Class WB.....................................      5.00%       05/25/40             432,237
          31,446     Series 2010-49, Class SC, 1 Mo. LIBOR (x) -2 + 12.66% (e)....     12.48%       03/25/40              39,962
         397,200     Series 2010-68, Class BI, IO.................................      5.50%       07/25/50              65,785
          37,579     Series 2010-75, Class MT (d).................................      2.13%       12/25/39              38,561
         241,216     Series 2010-110, Class KI, IO................................      5.50%       10/25/25               6,894
         136,464     Series 2010-115, Class PO, PO................................       (c)        04/25/40             128,515
         280,180     Series 2010-129, Class SM, IO,
                        1 Mo. LIBOR (x) -1 + 6.00% (e)............................      5.91%       11/25/40              27,813
       2,821,000     Series 2010-142, Class DL....................................      4.00%       12/25/40           3,235,568
       1,942,024     Series 2010-147, Class KS, IO,
                        1 Mo. LIBOR (x) -1 + 5.95% (e)............................      5.86%       01/25/41             188,936
         212,073     Series 2011-9, Class AZ......................................      5.00%       05/25/40             233,066
       1,507,000     Series 2011-10, Class AY.....................................      6.00%       02/25/41           1,999,142
         146,829     Series 2011-30, Class LS, IO (f).............................      1.61%       04/25/41               9,743
         127,174     Series 2011-30, Class ZB.....................................      5.00%       04/25/41             145,750
         411,059     Series 2011-52, Class GB.....................................      5.00%       06/25/41             463,647
          78,296     Series 2011-60, Class OA, PO.................................       (c)        08/25/39              71,320


                        See Notes to Financial Statements                Page 15


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2021


   PRINCIPAL                                                                           STATED        STATED
     VALUE                                  DESCRIPTION                                COUPON       MATURITY         VALUE
----------------  ----------------------------------------------------------------  ------------  ------------  ----------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
                  COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
                  Federal National Mortgage Association (Continued)
$      1,741,556     Series 2011-73, Class PI, IO.................................      4.50%       05/25/41    $        104,410
         251,985     Series 2011-74, Class TQ, IO,
                        1 Mo. LIBOR (x) -6.43 + 55.93%, 4.50% Cap (e).............      4.50%       12/25/33              30,098
       1,581,464     Series 2011-87, Class YI, IO.................................      5.00%       09/25/41             286,428
       2,707,200     Series 2011-101, Class EI, IO................................      3.50%       10/25/26             109,785
         750,000     Series 2011-105, Class MB....................................      4.00%       10/25/41             839,598
       1,717,424     Series 2011-111, Class PZ....................................      4.50%       11/25/41           2,092,505
       5,628,944     Series 2011-123, Class JS, IO,
                        1 Mo. LIBOR (x) -1 + 6.65% (e)............................      6.56%       03/25/41             777,209
      12,791,969     Series 2011-123, Class ZP....................................      4.50%       12/25/41          14,378,778
           1,431     Series 2011-137, Class AI, IO (a)............................      4.00%       01/25/22                   0
          33,001     Series 2011-145, Class IO, IO (a)............................      3.00%       01/25/22                   3
      13,240,075     Series 2012-15, Class PZ.....................................      4.00%       03/25/42          14,638,328
       1,867,500     Series 2012-28, Class PT.....................................      4.00%       03/25/42           1,994,599
         776,952     Series 2012-39, Class PB.....................................      4.25%       04/25/42             902,673
         337,574     Series 2012-52, Class BZ.....................................      4.00%       05/25/42             345,517
         223,294     Series 2012-53, Class CI, IO (a).............................      3.00%       05/25/22                 882
         719,642     Series 2012-65, Class IO, IO.................................      5.50%       07/25/40             128,173
         179,344     Series 2012-66, Class DI, IO.................................      3.50%       06/25/27              10,396
       4,674,515     Series 2012-101, Class AI, IO................................      3.00%       06/25/27             164,974
       4,386,401     Series 2012-103, Class HI, IO................................      3.00%       09/25/27             218,104
         281,191     Series 2012-111, Class B.....................................      7.00%       10/25/42             335,395
         633,652     Series 2012-118, Class DI, IO................................      3.50%       01/25/40               6,110
         185,095     Series 2012-118, Class IB, IO................................      3.50%       11/25/42              28,628
      10,008,619     Series 2012-122, Class SD, IO,
                        1 Mo. LIBOR (x) -1 + 6.10% (e)............................      6.01%       11/25/42           2,031,675
         435,138     Series 2012-133, Class KO, PO................................       (c)        12/25/42             282,616
         561,823     Series 2012-138, Class MA....................................      1.00%       12/25/42             545,155
       1,447,927     Series 2012-146, Class QA....................................      1.00%       01/25/43           1,394,421
         345,974     Series 2012-409, Class 49, IO, STRIPS (f)....................      3.50%       11/25/41              47,236
         392,733     Series 2012-409, Class 53, IO, STRIPS (f)....................      3.50%       04/25/42              54,108
       1,407,305     Series 2012-409, Class C17, IO, STRIPS.......................      4.00%       11/25/41             202,733
         690,000     Series 2013-10, Class HQ.....................................      2.50%       02/25/43             622,217
         494,331     Series 2013-13, Class IK, IO.................................      2.50%       03/25/28              22,740
          78,403     Series 2013-22, Class TS,
                        1 Mo. LIBOR (x) -1.50 + 6.08% (e).........................      5.95%       03/25/43              77,280
          49,267     Series 2013-23, Class ZB.....................................      3.00%       03/25/43              42,201
      14,010,954     Series 2013-33, Class UZ.....................................      3.50%       04/25/43          14,994,310
         750,000     Series 2013-41, Class DB.....................................      3.00%       05/25/43             786,226
       1,382,685     Series 2013-43, Class IX, IO.................................      4.00%       05/25/43             268,772
         457,621     Series 2013-51, Class PI, IO.................................      3.00%       11/25/32              40,562
         495,737     Series 2013-52, Class MD.....................................      1.25%       06/25/43             489,675
       6,915,267     Series 2013-54, Class LI, IO.................................      7.00%       11/25/34           1,350,999
         704,869     Series 2013-55, Class AI, IO.................................      3.00%       06/25/33              74,021
       4,391,632     Series 2013-67, Class IL, IO.................................      6.50%       07/25/43             860,810
         128,362     Series 2013-70, Class JZ.....................................      3.00%       07/25/43             137,571
         140,478     Series 2013-75, Class FC, 1 Mo. LIBOR + 0.25% (b)............      0.34%       07/25/42             140,868
         379,979     Series 2013-105, Class BN....................................      4.00%       05/25/43             423,491
         226,705     Series 2013-105, Class KO, PO................................       (c)        10/25/43             215,635
         195,852     Series 2013-106, Class KN....................................      3.00%       10/25/43             207,345
         277,589     Series 2013-128, Class PO, PO................................       (c)        12/25/43             246,179
       1,003,000     Series 2013-130, Class QY....................................      4.50%       06/25/41           1,174,493


Page 16                 See Notes to Financial Statements


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2021


   PRINCIPAL                                                                           STATED        STATED
     VALUE                                  DESCRIPTION                                COUPON       MATURITY         VALUE
----------------  ----------------------------------------------------------------  ------------  ------------  ----------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
                  COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
                  Federal National Mortgage Association (Continued)
$      2,334,990     Series 2013-417, Class C21, IO, STRIPS.......................      4.00%       12/25/42    $        349,174
       4,886,615     Series 2013-418, Class C1, IO, STRIPS........................      3.50%       08/25/43             686,744
          83,402     Series 2014-29, Class GI, IO.................................      3.00%       05/25/29               4,624
       3,689,766     Series 2014-44, Class NI, IO.................................      4.50%       08/25/29             161,587
         331,176     Series 2014-46, Class KA (f).................................     12.21%       08/25/44             448,062
         153,540     Series 2014-68, Class GI, IO.................................      4.50%       10/25/43              14,483
         578,443     Series 2014-82, Class GZ.....................................      4.00%       12/25/44             673,451
         907,332     Series 2014-84, Class LI, IO.................................      3.50%       12/25/26              37,696
         875,000     Series 2015-16, Class MY.....................................      3.50%       04/25/45             992,021
       8,000,000     Series 2015-19, Class JB.....................................      3.50%       04/25/45           8,800,120
          69,691     Series 2015-38, Class GI, IO.................................      3.00%       09/25/43               1,324
      12,462,857     Series 2015-40, Class AI, IO.................................      6.00%       05/25/37           2,400,501
         502,609     Series 2015-76, Class BI, IO.................................      4.00%       10/25/39              35,152
      10,975,146     Series 2015-80, Class HZ.....................................      3.50%       11/25/45          11,668,013
          97,770     Series 2015-93, Class KI, IO.................................      3.00%       09/25/44               5,616
       2,657,777     Series 2015-97, Class AI, IO.................................      4.00%       09/25/41             106,327
       5,480,806     Series 2016-2, Class EZ......................................      2.50%       02/25/46           5,559,721
      21,608,232     Series 2016-40, Class MS, IO,
                        1 Mo. LIBOR (x) -1 + 6.00% (e)............................      5.91%       07/25/46           4,826,419
      12,049,276     Series 2016-44, Class Z......................................      3.50%       07/25/46          13,043,645
       9,207,032     Series 2016-62, Class SB, IO,
                        1 Mo. LIBOR (x) -1 + 6.10% (e)............................      6.01%       09/25/46           1,509,228
       1,006,176     Series 2016-71, Class NI, IO.................................      3.50%       04/25/46             125,931
       3,869,258     Series 2016-73, Class PI, IO.................................      3.00%       08/25/46             507,847
         450,856     Series 2016-74, Class HI, IO.................................      3.50%       10/25/46              70,594
         391,512     Series 2016-84, Class DF, 1 Mo. LIBOR + 0.42% (b)............      0.51%       11/25/46             391,602
         985,627     Series 2016-87, Class AF, 1 Mo. LIBOR + 0.40% (b)............      0.49%       11/25/46             983,417
      10,729,128     Series 2017-18, Class AS, IO,
                        1 Mo. LIBOR (x) -1 + 6.05% (e)............................      5.96%       03/25/47           2,337,668
         597,364     Series 2017-46, Class BY.....................................      3.00%       06/25/47             635,949
       8,916,898     Series 2017-49, Class ZJ.....................................      4.00%       07/25/57          10,401,237
      11,900,449     Series 2017-50, Class BZ.....................................      3.00%       07/25/47          12,676,740
      17,604,279     Series 2017-54, Class IG, IO.................................      4.00%       07/25/47           2,571,607
       7,820,465     Series 2017-65, Class SA, IO,
                        1 Mo. LIBOR (x) -1 + 5.90%, 5.00% Cap (e).................      5.00%       09/25/47           1,296,061
       3,921,539     Series 2017-84, Class ZK.....................................      3.50%       10/25/57           4,487,693
       4,466,022     Series 2017-87, Class GI, IO.................................      4.00%       06/25/44             705,394
       2,079,374     Series 2017-87, Class ZA.....................................      4.00%       11/25/57           2,427,475
       2,508,905     Series 2018-17, Class Z......................................      3.50%       03/25/48           2,867,960
      29,902,267     Series 2018-76, Class ZL.....................................      4.00%       10/25/58          34,258,217
      11,674,131     Series 2018-86, Class DL.....................................      3.50%       12/25/48          12,312,227
       1,426,483     Series 2018-92, Class DA.....................................      3.50%       11/25/46           1,444,763
       3,957,386     Series 2018-92, Class DB.....................................      3.50%       01/25/49           4,180,890
       5,921,312     Series 2018-94, Class AZ.....................................      4.00%       01/25/49           6,345,008
      11,767,094     Series 2019-8, Class DY......................................      3.50%       03/25/49          12,369,917
      18,690,413     Series 2019-12, Class HY.....................................      3.50%       04/25/59          20,998,496
       7,974,395     Series 2019-17, Class GZ.....................................      4.00%       11/25/56           9,344,780
      13,844,501     Series 2019-21, Class BL.....................................      4.00%       05/25/59          16,248,820
      14,389,679     Series 2019-26, Class GA.....................................      3.50%       06/25/49          15,189,440
       6,962,458     Series 2019-27, Class HA.....................................      3.00%       06/25/49           7,212,175
       9,903,454     Series 2019-29, Class HT.....................................      3.00%       06/25/49          10,427,937
       9,015,545     Series 2019-34, Class JA.....................................      3.00%       07/25/49           9,411,802


                        See Notes to Financial Statements                Page 17


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2021


   PRINCIPAL                                                                           STATED        STATED
     VALUE                                  DESCRIPTION                                COUPON       MATURITY         VALUE
----------------  ----------------------------------------------------------------  ------------  ------------  ----------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
                  COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
                  Federal National Mortgage Association (Continued)
$     18,768,177     Series 2019-34, Class LA.....................................      3.00%       07/25/49    $     19,728,496
       6,475,194     Series 2019-37, Class A......................................      3.00%       07/25/49           6,751,613
      17,732,129     Series 2019-41, Class SN, IO,
                        1 Mo. LIBOR (x) -1 + 6.05% (e)............................      5.96%       08/25/49           3,090,646
       7,805,000     Series 2019-45, Class BU.....................................      3.00%       08/25/49           8,390,071
      15,723,273     Series 2019-57, Class JA.....................................      2.50%       10/25/49          16,104,864
       7,860,086     Series 2019-59, Class PT.....................................      2.50%       10/25/49           8,067,714
      15,916,317     Series 2019-66, Class C......................................      3.00%       11/25/49          16,521,610
      44,423,294     Series 2019-68, Class KP.....................................      2.50%       11/25/49          46,143,231
      29,230,597     Series 2019-70, Class WA, PO.................................       (c)        11/25/42          26,541,204
      23,839,665     Series 2020-1, Class LA......................................      4.00%       02/25/60          28,534,253
      21,065,427     Series 2020-9, Class SJ, IO, 1 Mo. LIBOR (x) -1 + 6.00% (e)..      5.91%       02/25/50           4,372,374
      11,969,763     Series 2020-20, Class KI, IO.................................      4.00%       03/25/50           4,440,778
      41,714,166     Series 2020-34, Class AI, IO.................................      3.50%       06/25/35           3,816,354
      15,521,554     Series 2020-37, Class QI, IO.................................      4.50%       06/25/50           2,779,778
       5,938,504     Series 2020-66, Class IC, IO.................................      6.00%       10/25/47           1,215,630
      52,220,967     Series 2020-74, Class IQ, IO.................................      6.00%       10/25/50          10,953,364
      42,030,542     Series 2020-77, Class DI, IO.................................      4.00%       11/25/35           4,864,930
      17,588,763     Series 2020-93, Class NI, IO.................................      3.00%       01/25/51           1,854,441
      18,526,700     Series 2021-1, Class IB, IO..................................      3.50%       02/25/61           3,875,530
      19,359,222     Series 2021-8, Class YF, SOFR + 0.20% (b)....................      0.25%       03/25/61          19,394,673
      24,656,965     Series 2021-11, Class YI, IO.................................      3.00%       11/25/50           3,157,139
      28,878,123     Series 2021-36, Class WF, SOFR + 0.20% (b)...................      0.25%       06/25/51          28,871,703
      11,994,400     Series 2021-36, Class YF, SOFR + 0.20% (b)...................      0.25%       06/25/61          11,999,236
      61,395,922     Series 2021-42, Class WF, SOFR + 0.20% (b)...................      0.25%       02/25/46          61,154,397
      28,542,603     Series 2021-44, Class FA, SOFR + 0.20% (b)...................      0.25%       06/25/45          28,549,716
      11,924,049     Series 2021-58, Class F, SOFR + 0.20% (b)....................      0.25%       09/25/61          11,914,117
      58,845,760     Series 2021-66, Class CI, IO.................................      4.00%       10/25/36           8,078,040
                  Federal National Mortgage Association Grantor Trust
       2,284,161     Series 2005-T1, Class A1, 1 Mo. LIBOR + 0.40% (b)............      0.49%       05/25/35           2,299,071
                  Government National Mortgage Association
          24,187     Series 2001-60, Class PZ.....................................      6.00%       12/20/31              24,193
         185,203     Series 2002-72, Class ZB.....................................      6.00%       10/20/32             185,350
         199,287     Series 2003-4, Class MZ......................................      5.50%       01/20/33             210,558
         364,538     Series 2003-18, Class PG.....................................      5.50%       03/20/33             388,583
       1,444,930     Series 2003-35, Class TZ.....................................      5.75%       04/16/33           1,483,316
         122,501     Series 2003-62, Class MZ.....................................      5.50%       07/20/33             138,229
         215,563     Series 2003-84, Class Z......................................      5.50%       10/20/33             238,741
         115,367     Series 2004-37, Class B......................................      6.00%       04/17/34             129,017
         519,700     Series 2004-49, Class MZ.....................................      6.00%       06/20/34             596,308
          48,941     Series 2004-68, Class ZC.....................................      6.00%       08/20/34              54,646
          59,177     Series 2004-71, Class ST,
                        1 Mo. LIBOR (x) -6.25 + 44.50%, 7.00% Cap (e).............      7.00%       09/20/34              63,646
         105,841     Series 2004-83, Class AK, 1 Mo. LIBOR (x) -3 + 16.49% (e)....     16.23%       10/16/34             127,240
         450,704     Series 2004-88, Class SM, IO,
                        1 Mo. LIBOR (x) -1 + 6.10% (e)............................      6.01%       10/16/34              48,482
          43,589     Series 2004-92, Class AK, 1 Mo. LIBOR (x) -3 + 16.50% (e)....     16.24%       11/16/34              55,963
       1,598,788     Series 2004-92, Class BZ.....................................      5.50%       11/16/34           1,792,692
         231,618     Series 2004-105, Class JZ....................................      5.00%       12/20/34             254,458
         242,120     Series 2004-105, Class KA....................................      5.00%       12/16/34             260,657
         230,657     Series 2005-3, Class JZ......................................      5.00%       01/16/35             243,612
         230,657     Series 2005-3, Class KZ......................................      5.00%       01/16/35             251,778


Page 18                 See Notes to Financial Statements


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2021


   PRINCIPAL                                                                           STATED        STATED
     VALUE                                  DESCRIPTION                                COUPON       MATURITY         VALUE
----------------  ----------------------------------------------------------------  ------------  ------------  ----------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
                  COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
                  Government National Mortgage Association (Continued)
$         20,319     Series 2005-7, Class AJ, 1 Mo. LIBOR (x) -4 + 22.00% (e).....     21.66%       02/16/35    $         28,926
          42,988     Series 2005-7, Class KA,
                        1 Mo. LIBOR (x) -2.81 + 18.95% (e)........................     18.71%       12/17/34              45,265
         205,541     Series 2005-7, Class MA,
                        1 Mo. LIBOR (x) -2.81 + 18.95% (e)........................     18.71%       12/17/34             235,834
         156,630     Series 2005-33, Class AY.....................................      5.50%       04/16/35             172,735
         139,830     Series 2005-41, Class PA.....................................      4.00%       05/20/35             150,172
         310,888     Series 2005-44, Class IO, IO.................................      5.50%       07/20/35              31,072
       2,806,859     Series 2005-78, Class ZA.....................................      5.00%       10/16/35           3,101,628
         241,609     Series 2005-93, Class PO, PO.................................       (c)        06/20/35             233,877
         471,924     Series 2006-17, Class TW.....................................      6.00%       04/20/36             534,949
         500,000     Series 2006-38, Class OH.....................................      6.50%       08/20/36             574,129
         185,234     Series 2006-61, Class ZA.....................................      5.00%       11/20/36             202,038
         433,858     Series 2007-16, Class OZ.....................................      6.00%       04/20/37             505,846
         146,805     Series 2007-27, Class SD, IO,
                        1 Mo. LIBOR (x) -1 + 6.20% (e)............................      6.11%       05/20/37              19,251
         120,916     Series 2007-41, Class OL, PO.................................       (c)        07/20/37             115,483
         214,426     Series 2007-42, Class SB, IO,
                        1 Mo. LIBOR (x) -1 + 6.75% (e)............................      6.66%       07/20/37              31,338
         110,184     Series 2007-68, Class NA.....................................      5.00%       11/20/37             120,426
         668,177     Series 2007-71, Class ZD.....................................      6.00%       11/20/37             734,026
         149,990     Series 2007-81, Class FZ, 1 Mo. LIBOR + 0.35% (b)............      0.44%       12/20/37             150,667
          96,348     Series 2008-16, Class PO, PO.................................       (c)        02/20/38              88,670
           2,605     Series 2008-20, Class PO, PO.................................       (c)        09/20/37               2,600
         102,174     Series 2008-33, Class XS, IO,
                        1 Mo. LIBOR (x) -1 + 7.70% (e)............................      7.61%       04/16/38              15,583
         603,547     Series 2008-47, Class ML.....................................      5.25%       06/16/38             679,451
         179,171     Series 2008-54, Class PE.....................................      5.00%       06/20/38             201,615
         466,291     Series 2008-71, Class JI, IO.................................      6.00%       04/20/38              44,939
          45,040     Series 2009-10, Class PA.....................................      4.50%       12/20/38              46,262
         133,282     Series 2009-14, Class KI, IO.................................      6.50%       03/20/39              22,937
          43,733     Series 2009-14, Class KS, IO,
                        1 Mo. LIBOR (x) -1 + 6.30% (e)............................      6.21%       03/20/39               5,146
         100,259     Series 2009-25, Class SE, IO,
                        1 Mo. LIBOR (x) -1 + 7.60% (e)............................      7.51%       09/20/38              14,478
       2,653,557     Series 2009-29, Class PC.....................................      7.00%       05/20/39           3,227,745
         395,651     Series 2009-32, Class SZ.....................................      5.50%       05/16/39             464,333
         352,021     Series 2009-42, Class BI, IO.................................      6.00%       06/20/39              41,917
       3,732,501     Series 2009-57, Class VB.....................................      5.00%       06/16/39           4,186,754
         741,076     Series 2009-61, Class OW, PO.................................       (c)        11/16/35             698,969
         262,958     Series 2009-61, Class PZ.....................................      7.50%       08/20/39             348,225
      10,677,098     Series 2009-61, Class WQ, IO,
                        1 Mo. LIBOR (x) -1 + 6.25% (e)............................      6.16%       11/16/35           1,716,035
       1,035,655     Series 2009-69, Class ZB.....................................      6.00%       08/20/39           1,138,088
         836,622     Series 2009-72, Class SM, IO,
                        1 Mo. LIBOR (x) -1 + 6.25% (e)............................      6.16%       08/16/39             116,703
         455,000     Series 2009-75, Class JN.....................................      5.50%       09/16/39             534,603
         593,864     Series 2009-78, Class KZ.....................................      5.50%       09/16/39             710,443
         122,226     Series 2009-79, Class OK, PO.................................       (c)        11/16/37             115,204
         139,732     Series 2009-81, Class TZ.....................................      5.50%       09/20/39             167,147
         828,777     Series 2009-87, Class EI, IO.................................      5.50%       08/20/39              79,654
          69,000     Series 2009-94, Class AL.....................................      5.00%       10/20/39              78,949


                        See Notes to Financial Statements                Page 19


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2021


   PRINCIPAL                                                                           STATED        STATED
     VALUE                                  DESCRIPTION                                COUPON       MATURITY         VALUE
----------------  ----------------------------------------------------------------  ------------  ------------  ----------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
                  COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
                  Government National Mortgage Association (Continued)
$        282,690     Series 2009-106, Class DZ....................................      5.50%       11/20/39    $        338,818
       4,631,792     Series 2009-106, Class SL, IO,
                        1 Mo. LIBOR (x) -1 + 6.10% (e)............................      6.01%       04/20/36             668,136
          48,076     Series 2009-106, Class WZ....................................      5.50%       11/16/39              57,991
         732,000     Series 2009-126, Class LB....................................      5.00%       12/20/39             860,050
          32,695     Series 2010-4, Class WA......................................      3.00%       01/16/40              34,110
       1,212,595     Series 2010-14, Class BV, IO,
                        1 Mo. LIBOR (x) -1 + 6.25% (e)............................      6.16%       02/16/40             154,902
         225,081     Series 2010-42, Class CO, PO.................................       (c)        06/16/39             223,265
       1,932,271     Series 2010-46, Class FC, 1 Mo. LIBOR + 0.80% (b)............      0.89%       03/20/35           1,958,889
         880,364     Series 2010-59, Class ZD.....................................      6.50%       05/20/40           1,171,362
       1,376,928     Series 2010-85, Class SL, IO,
                        1 Mo. LIBOR (x) -1 + 6.60% (e)............................      6.51%       07/20/37             145,472
          87,000     Series 2010-116, Class BM....................................      4.50%       09/16/40             103,628
       1,702,620     Series 2010-116, Class JB....................................      5.00%       06/16/40           1,856,645
         739,379     Series 2010-157, Class OP, PO................................       (c)        12/20/40             698,410
         137,018     Series 2010-166, Class DI, IO................................      4.50%       02/20/39               5,554
         148,753     Series 2011-4, Class PZ......................................      5.00%       01/20/41             170,641
          34,659     Series 2011-19, Class MI, IO (a).............................      5.00%       06/16/40                  10
         771,202     Series 2011-35, Class BP.....................................      4.50%       03/16/41             869,194
         266,828     Series 2011-48, Class LI, IO.................................      5.50%       01/16/41              40,089
       7,067,885     Series 2011-61, Class WS, IO,
                        1 Mo. LIBOR (x) -1 + 6.47% (e)............................      6.38%       02/20/38           1,110,069
          56,239     Series 2011-63, Class BI, IO.................................      6.00%       02/20/38               4,625
         713,949     Series 2011-71, Class ZC.....................................      5.50%       07/16/34             789,996
       1,819,403     Series 2011-81, Class IC, IO,
                        1 Mo. LIBOR (x) -1 + 6.72%, 0.62% Cap (e).................      0.62%       07/20/35              26,081
         495,990     Series 2011-112, Class IP, IO (a)............................      0.50%       08/16/26                  18
         239,265     Series 2011-129, Class CL....................................      5.00%       03/20/41             264,089
           5,996     Series 2011-136, Class GB....................................      2.50%       05/20/40               6,081
         174,623     Series 2011-137, Class WA (f)................................      5.59%       07/20/40             201,848
         272,350     Series 2011-146, Class EI, IO................................      5.00%       11/16/41              50,057
          46,446     Series 2011-151, Class TB, IO,
                        1 Mo. LIBOR (x) -70 + 465.50%, 3.50% Cap (e)..............      3.50%       04/20/41               3,639
         614,449     Series 2012-10, Class LI, IO.................................      3.50%       07/20/40               7,923
       2,530,295     Series 2012-18, Class IA, IO,
                        1 Mo. LIBOR (x) -1 + 6.68%, 0.58% Cap (e).................      0.58%       07/20/39              26,140
       1,212,952     Series 2012-48, Class MI, IO.................................      5.00%       04/16/42             216,182
       9,375,353     Series 2012-84, Class QS, IO,
                        1 Mo. LIBOR (x) -1 + 6.10% (e)............................      6.01%       07/16/42           1,365,741
       6,711,842     Series 2012-84, Class SJ,
                        1 Mo. LIBOR (x) -0.57 + 2.51% (e).........................      2.47%       07/16/42           5,896,055
         251,623     Series 2012-108, Class KB....................................      2.75%       09/16/42             267,061
       5,219,908     Series 2012-143, Class TI, IO................................      3.00%       12/16/27             304,345
       1,947,310     Series 2012-149, Class PC (f)................................      6.34%       12/20/42           2,272,066
      16,240,269     Series 2013-4, Class IC, IO..................................      4.00%       09/20/42           2,692,703
          94,060     Series 2013-5, Class IA, IO..................................      3.50%       10/16/42              11,383
         705,603     Series 2013-10, Class DI, IO.................................      3.50%       09/20/42              50,908
         198,880     Series 2013-20, Class KI, IO.................................      5.00%       01/20/43              22,242
       2,223,000     Series 2013-20, Class QM.....................................      2.63%       02/16/43           2,262,088
       1,763,848     Series 2013-22, Class IO, IO.................................      3.00%       02/20/43             225,033
       4,402,798     Series 2013-23, Class IP, IO.................................      3.50%       08/20/42             507,072


Page 20                 See Notes to Financial Statements


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2021


   PRINCIPAL                                                                           STATED        STATED
     VALUE                                  DESCRIPTION                                COUPON       MATURITY         VALUE
----------------  ----------------------------------------------------------------  ------------  ------------  ----------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
                  COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
                  Government National Mortgage Association (Continued)
$      2,173,253     Series 2013-53, Class OI, IO.................................      3.50%       04/20/43    $        206,009
       1,929,548     Series 2013-69, Class AI, IO.................................      3.50%       05/20/43             261,325
         240,189     Series 2013-69, Class PI, IO.................................      5.00%       05/20/43              26,311
         953,680     Series 2013-70, Class PM.....................................      2.50%       05/20/43             961,561
       4,629,000     Series 2013-91, Class PB.....................................      3.50%       09/20/42           4,747,604
       1,030,167     Series 2013-130, Class WS, IO,
                        1 Mo. LIBOR (x) -1 + 6.10% (e)............................      6.01%       09/20/43             206,420
       3,878,831     Series 2013-170, Class IG, IO................................      5.50%       11/16/43             398,825
         688,000     Series 2013-183, Class PB....................................      4.50%       12/20/43             778,460
       2,996,595     Series 2014-6, Class IJ, IO..................................      4.50%       06/16/43             186,477
      15,123,524     Series 2014-30, Class EA (f).................................      1.75%       02/16/44          15,244,959
       5,279,363     Series 2014-43, Class Z......................................      4.00%       03/20/44           6,174,242
       3,170,304     Series 2014-44, Class IC, IO.................................      3.00%       04/20/28             184,376
       7,232,747     Series 2014-44, Class ID, IO (d) (f).........................      0.33%       03/16/44              66,750
          28,258     Series 2014-91, Class JI, IO.................................      4.50%       01/20/40               1,574
         566,078     Series 2014-94, Class Z......................................      4.50%       01/20/44             713,137
       3,521,690     Series 2014-99, Class HI, IO.................................      4.50%       06/20/44             466,318
       4,178,711     Series 2014-115, Class QI, IO................................      3.00%       03/20/29             153,046
       3,314,061     Series 2014-116, Class SB, IO,
                        1 Mo. LIBOR (x) -1 + 5.60% (e)............................      5.51%       08/20/44             602,378
       1,996,212     Series 2014-118, Class TV, IO,
                        1 Mo. LIBOR (x) -1 + 6.25% (e)............................      6.16%       05/20/44             343,986
       7,096,820     Series 2015-3, Class ZD......................................      4.00%       01/20/45           8,263,158
      11,730,924     Series 2015-40, Class IO, IO.................................      4.00%       03/20/45           1,828,120
       6,297,246     Series 2015-66, Class LI, IO.................................      5.00%       05/16/45             656,681
          43,631     Series 2015-95, Class IK, IO (f).............................      1.45%       05/16/37                 838
      12,961,417     Series 2015-99, Class EI, IO.................................      5.50%       07/16/45           2,371,335
       2,937,538     Series 2015-119, Class TI, IO................................      3.50%       05/20/41              17,423
       9,422,115     Series 2015-124, Class DI, IO................................      3.50%       01/20/38             444,387
         314,949     Series 2015-137, Class WA (d) (f)............................      5.53%       01/20/38             365,065
         548,074     Series 2015-138, Class MI, IO................................      4.50%       08/20/44              58,865
         123,355     Series 2015-151, Class KW (f)................................      5.51%       04/20/34             134,649
       3,618,307     Series 2015-162, Class ZG....................................      4.00%       11/20/45           4,258,552
       4,789,996     Series 2015-168, Class GI, IO................................      5.50%       02/16/33             507,189
         189,609     Series 2016-16, Class KZ.....................................      3.00%       02/16/46             194,283
       8,815,170     Series 2016-37, Class AF, 1 Mo. LIBOR + 0.47% (b)............      0.55%       11/20/43           8,827,908
         210,778     Series 2016-55, Class PB (f).................................      5.76%       03/20/31             227,559
       1,117,087     Series 2016-69, Class WI, IO.................................      4.50%       05/20/46             255,127
       3,293,689     Series 2016-75, Class SA, IO,
                        1 Mo. LIBOR (x) -1 + 6.00% (e)............................      5.91%       05/20/40             537,002
         683,482     Series 2016-78, Class UI, IO.................................      4.00%       06/20/46              71,928
       3,372,604     Series 2016-89, Class HI, IO.................................      3.50%       07/20/46             553,502
         396,240     Series 2016-99, Class JA (f).................................      5.52%       11/20/45             455,883
         995,455     Series 2016-109, Class ZM....................................      3.50%       08/20/36           1,078,757
       8,466,863     Series 2016-111, Class PI, IO................................      3.50%       06/20/45             710,892
         867,936     Series 2016-118, Class GI, IO................................      4.50%       02/16/40             118,318
       9,641,323     Series 2016-120, Class AS, IO,
                        1 Mo. LIBOR (x) -1 + 6.10% (e)............................      6.01%       09/20/46           2,525,840
         464,000     Series 2016-141, Class PC....................................      5.00%       10/20/46             573,890
         319,443     Series 2016-145, Class LZ....................................      3.00%       10/20/46             317,037
         692,168     Series 2016-154, Class WF, 1 Mo. LIBOR + 0.40% (b)...........      0.48%       11/20/45             691,580
       7,827,379     Series 2016-156, Class ZM....................................      3.50%       11/20/46           7,950,678


                        See Notes to Financial Statements                Page 21


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2021


   PRINCIPAL                                                                           STATED        STATED
     VALUE                                  DESCRIPTION                                COUPON       MATURITY         VALUE
----------------  ----------------------------------------------------------------  ------------  ------------  ----------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
                  COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
                  Government National Mortgage Association (Continued)
$        303,000     Series 2016-160, Class LE....................................      2.50%       11/20/46    $        300,644
         241,925     Series 2016-167, Class KI, IO................................      6.00%       12/16/46              38,836
       2,567,983     Series 2017-12, Class SD, IO,
                        1 Mo. LIBOR (x) -1 + 6.10% (e)............................      6.01%       01/20/47             532,000
         917,993     Series 2017-17, Class KZ.....................................      4.50%       02/20/47           1,147,136
       5,007,354     Series 2017-32, Class DI, IO.................................      5.50%       05/20/35             874,892
       3,002,518     Series 2017-32, Class IB, IO.................................      5.00%       02/16/47             335,067
       5,955,663     Series 2017-33, Class PZ.....................................      3.00%       02/20/47           6,298,566
       5,493,753     Series 2017-56, Class BI, IO.................................      6.00%       04/16/47             974,564
      10,069,520     Series 2017-57, Class IO, IO.................................      5.00%       04/20/47           1,799,616
      22,175,784     Series 2017-104, Class LT....................................      3.00%       07/20/47          23,694,870
       3,826,657     Series 2017-113, Class IE, IO................................      5.50%       07/20/47             539,790
       8,297,679     Series 2017-117, Class ZN....................................      3.00%       08/20/47           9,010,682
      12,182,838     Series 2017-122, Class CZ....................................      3.00%       08/20/47          13,266,716
       4,833,459     Series 2017-123, Class IO, IO................................      5.00%       08/16/47           1,017,429
       6,051,750     Series 2017-130, Class LS, IO,
                        1 Mo. LIBOR (x) -1 + 6.20% (e)............................      6.11%       08/16/47             975,321
       6,048,525     Series 2017-133, Class JI, IO................................      7.00%       06/20/41             984,641
      11,370,241     Series 2017-134, Class AZ....................................      3.00%       09/20/47          12,342,901
       5,961,608     Series 2017-177, Class DI, IO................................      4.50%       11/16/47             989,780
      14,990,202     Series 2017-179, Class IN, IO................................      5.00%       07/20/44           3,609,249
       4,425,353     Series 2017-186, Class TI, IO,
                        1 Mo. LIBOR (x) -1 + 6.50%,  0.50% Cap (e)................      0.50%       05/20/40              53,222
         892,559     Series 2018-44, Class Z......................................      2.50%       09/20/47             879,253
       3,047,584     Series 2018-53, Class VA.....................................      3.50%       07/20/29           3,238,113
       6,307,357     Series 2018-79, Class IO, IO.................................      5.00%       06/20/48             905,564
      12,831,764     Series 2018-97, Class DZ.....................................      3.50%       07/20/48          14,180,808
       7,550,910     Series 2018-131, Class IA, IO................................      5.00%       04/20/44             893,636
      10,000,000     Series 2018-134, Class KB....................................      3.50%       10/20/48          10,518,672
      10,556,000     Series 2018-155, Class KD....................................      4.00%       11/20/48          11,324,574
       9,300,414     Series 2018-160, Class GY....................................      4.50%       11/20/48           9,888,368
       5,253,327     Series 2018-78I, Class EZ....................................      3.00%       04/20/48           5,428,633
       4,045,329     Series 2019-6, Class EI, IO..................................      5.00%       09/20/39             518,985
      12,436,245     Series 2019-15, Class MZ.....................................      4.50%       02/20/49          13,301,286
      12,488,006     Series 2019-18, Class TP.....................................      3.50%       02/20/49          13,296,511
       1,328,670     Series 2019-27, Class DI, IO.................................      5.50%       01/20/40             205,529
       3,409,003     Series 2019-35, Class BZ.....................................      3.50%       03/20/49           4,013,711
       5,375,507     Series 2019-45, Class ZB.....................................      3.50%       04/20/49           6,169,482
      45,255,786     Series 2019-128, Class EF, 1 Mo. LIBOR + 0.57% (b)...........      0.66%       10/20/49          45,740,869
      22,830,362     Series 2020-31, Class IO, IO.................................      6.50%       03/20/50           3,531,368
      16,340,093     Series 2020-62, Class IA, IO.................................      5.50%       05/20/50           3,175,426
       3,000,000     Series 2020-62, Class IC, IO.................................      2.50%       01/20/50             764,226
      14,014,801     Series 2020-62, Class WI, IO.................................      2.50%       08/20/49           3,629,039
       7,097,422     Series 2020-84, Class IM, IO.................................      2.50%       05/20/50           1,945,007
      19,759,118     Series 2020-84, Class IO, IO.................................      2.50%       04/20/50           5,344,280
      33,447,727     Series 2020-104, Class AI, IO................................      3.00%       07/20/50           4,548,262
      28,627,707     Series 2020-129, Class IO, IO................................      2.50%       09/20/50           3,470,534
      95,926,417     Series 2020-129, Class IU, IO................................      2.50%       09/20/50          11,865,685
      19,886,316     Series 2020-144, Class IK, IO................................      2.50%       09/20/50           2,461,934
      61,303,821     Series 2020-146, Class CI, IO................................      2.50%       10/20/50           8,473,132
      47,186,949     Series 2020-162, Class NI, IO................................      2.50%       10/20/50           5,970,428
      62,999,463     Series 2020-173, Class MI, IO................................      2.50%       11/20/50           7,231,683


Page 22                 See Notes to Financial Statements


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2021


   PRINCIPAL                                                                           STATED        STATED
     VALUE                                  DESCRIPTION                                COUPON       MATURITY         VALUE
----------------  ----------------------------------------------------------------  ------------  ------------  ----------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
                  COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
                  Government National Mortgage Association (Continued)
$     11,252,057     Series 2020-188, Class IW, IO................................      2.50%       12/20/50    $      1,480,603
      23,146,943     Series 2020-189, Class IV, IO................................      3.00%       12/20/50           3,035,476
     121,786,943     Series 2021-7, Class KI, IO..................................      2.50%       01/20/51          15,895,741
      24,214,273     Series 2021-8, Class DI, IO..................................      3.50%       01/20/51           2,604,858
      17,840,304     Series 2021-15, Class JI, IO.................................      2.50%       01/20/51           2,050,092
     113,286,669     Series 2021-24, Class XI, IO.................................      2.00%       02/20/51          12,981,508
      52,104,941     Series 2021-27, Class IO, IO.................................      2.50%       02/20/51           6,559,736
      40,529,264     Series 2021-27, Class PI, IO.................................      2.00%       02/20/51           4,194,293
      37,266,991     Series 2021-32, Class AI, IO.................................      2.00%       02/20/51           4,200,743
       7,711,328     Series 2021-46, Class IL, IO.................................      3.00%       03/20/51           1,227,023
      12,997,628     Series 2021-46, Class LI, IO.................................      3.00%       03/20/51           1,737,977
      30,069,509     Series 2021-59, Class IK, IO.................................      5.00%       04/20/51           4,584,857
      11,102,919     Series 2021-69, Class IX, IO.................................      3.00%       04/20/51           1,675,675
      27,645,657     Series 2021-91, Class IB, IO.................................      3.00%       05/20/51           3,842,586
     111,459,911     Series 2021-97, Class NI, IO.................................      2.50%       08/20/49          12,456,882
      36,782,092     Series 2021-159, Class QE....................................      2.00%       09/20/51          37,330,858
      45,310,128     Series 2021-188, Class PA (g)................................      2.00%       10/20/51          46,202,171
                  Seasoned Credit Risk Transfer Trust
       6,120,570     Series 2021-3, Class TT......................................      2.00%       03/25/61           6,200,020
                  Vendee Mortgage Trust
       2,108,858     Series 2003-2, Class Z.......................................      5.00%       05/15/33           2,343,158
       7,409,782     Series 2010-1, Class DZ......................................      4.25%       04/15/40           8,003,135
      11,562,544     Series 2011-1, Class DZ......................................      3.75%       09/15/46          11,984,473
      23,113,031     Series 2011-2, Class DZ......................................      3.75%       10/15/41          24,353,216
                                                                                                                ----------------
                                                                                                                   1,840,559,357
                                                                                                                ----------------
                  COMMERCIAL MORTGAGE-BACKED SECURITIES -- 9.0%
                  Federal Home Loan Mortgage Corporation Multiclass Certificates
      50,000,000     Series 2020-RR06, Class BX, IO (f)...........................      1.84%       05/27/33           7,497,500
      37,600,000     Series 2020-RR09, Class AX, IO (f) (g) (h)...................      2.63%       11/27/28           6,415,500
      47,500,000     Series 2020-RR09, Class BX, IO (f) (g) (h)...................      2.20%       02/27/29           7,110,156
      96,907,000     Series 2020-RR10, Class X, IO (f)............................      2.01%       12/27/27           9,652,674
     112,919,000     Series 2020-RR11, Class AX, IO (f)...........................      2.84%       01/27/29          18,957,406
      44,200,500     Series 2020-RR11, Class BX, IO (f)...........................      2.44%       12/27/28           5,496,407
      39,887,927     Series 2021-P009, Class X, IO (d)............................      1.47%       01/25/31           3,017,630
       4,412,349     Series 2021-P011, Class X1, IO (d)...........................      1.85%       09/25/45             696,491
     112,345,000     Series 2021-RR15, Class X, IO (d)............................      1.56%       10/27/34          17,292,704
     100,924,000     Series 2021-RR18, Class X, IO (d) (g)........................      1.90%       10/27/28          11,531,356
                  Federal Home Loan Mortgage Corporation Multifamily Structured
                    Pass Through Certificates
      53,088,240     Series 2012-K019, Class X1, IO (d)...........................      1.58%       03/25/22               5,787
      60,852,619     Series 2012-K020, Class X1, IO (d)...........................      1.34%       05/25/22             256,287
     115,823,943     Series 2013-K030, Class X1, IO (d)...........................      0.15%       04/25/23             244,342
      76,191,446     Series 2014-K036, Class X1, IO (d)...........................      0.71%       10/25/23             957,605
      85,392,286     Series 2015-K721, Class X1, IO (d)...........................      0.30%       08/25/22             160,375
     237,001,313     Series 2016-KIR1, Class X, IO (d)............................      1.05%       03/25/26           9,729,378
       4,310,000     Series 2017-K153, Class A3...................................      3.12%       10/25/31           4,814,672
      11,000,000     Series 2018-K156, Class A3...................................      3.70%       06/25/33          12,808,222
     189,108,581     Series 2018-K156, Class X1, IO (d)...........................      0.07%       06/25/33           1,924,426
       5,500,000     Series 2018-K158, Class A3...................................      3.90%       10/25/33           6,509,500
     352,106,705     Series 2018-K158, Class X1, IO (d)...........................      0.07%       10/25/33           4,081,339
      40,539,022     Series 2019-K094, Class X1, IO (d)...........................      0.88%       06/25/29           2,423,248


                        See Notes to Financial Statements                Page 23


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2021


   PRINCIPAL                                                                           STATED        STATED
     VALUE                                  DESCRIPTION                                COUPON       MATURITY         VALUE
----------------  ----------------------------------------------------------------  ------------  ------------  ----------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
                  COMMERCIAL MORTGAGE-BACKED SECURITIES (CONTINUED)
                  Federal Home Loan Mortgage Corporation Multifamily Structured
                    Pass Through Certificates (Continued)
$     57,845,810     Series 2019-K099, Class X1, IO (d)...........................      0.89%       09/25/29    $      3,582,981
      57,790,000     Series 2019-K099, Class XAM, IO (d)..........................      1.14%       09/25/29           4,821,131
      69,749,237     Series 2019-K101, Class X1, IO (f)...........................      0.84%       10/25/29           4,145,309
      64,993,000     Series 2019-K102, Class XAM, IO (f)..........................      1.08%       10/25/29           5,200,415
      59,029,000     Series 2019-K103, Class XAM, IO (d)..........................      0.89%       11/25/29           4,001,871
     103,717,708     Series 2019-K734, Class X1, IO (d)...........................      0.65%       02/25/26           2,560,894
      68,018,000     Series 2019-K734, Class XAM, IO (d)..........................      0.42%       02/25/26           1,290,641
      42,555,017     Series 2019-K735, Class X1, IO (d)...........................      0.96%       05/25/26           1,643,394
      58,190,999     Series 2019-K736, Class X1, IO (d)...........................      1.31%       07/25/26           2,955,119
      28,639,657     Series 2019-K1510, Class X1, IO (d)..........................      0.48%       01/25/34           1,368,703
     158,515,707     Series 2019-K1512, Class X1, IO (d)..........................      0.91%       04/25/34          13,546,705
      57,029,091     Series 2019-K1513, Class X1, IO (d)..........................      0.86%       08/25/34           4,755,873
     152,668,452     Series 2019-K1514, Class X1, IO (d)..........................      0.58%       10/25/34           9,347,050
      18,674,000     Series 2020-K109, Class XAM, IO (d)..........................      1.80%       04/25/30           2,587,195
     108,257,431     Series 2020-K110, Class X1, IO (d)...........................      1.70%       04/25/30          13,201,690
      78,061,076     Series 2020-K112, Class X1, IO (d)...........................      1.43%       05/25/30           8,387,350
      29,090,000     Series 2020-K112, Class XAM, IO (d)..........................      1.66%       05/25/30           3,776,728
      82,019,000     Series 2020-K113, Class XAM, IO (d)..........................      1.59%       06/25/30          10,272,798
      53,100,000     Series 2020-K114, Class XAM, IO (d)..........................      1.34%       06/25/30           5,615,744
      50,725,989     Series 2020-K115, Class X1, IO (d)...........................      1.33%       06/25/30           5,055,088
      55,537,412     Series 2020-K115, Class XAM, IO (d)..........................      1.55%       07/25/30           6,767,317
      16,471,694     Series 2020-K116, Class X1, IO (d)...........................      1.43%       07/25/30           1,732,933
      55,500,000     Series 2020-K116, Class XAM, IO (d)..........................      1.60%       08/25/30           7,077,238
      63,500,000     Series 2020-K117, Class XAM, IO (d)..........................      1.43%       09/25/30           7,254,005
      34,921,880     Series 2020-K118, Class X1, IO (d)...........................      0.96%       09/25/30           2,585,319
      37,051,661     Series 2020-K118, Class XAM, IO (d)..........................      1.17%       09/25/30           3,529,323
      51,000,000     Series 2020-K119, Class XAM, IO (d)..........................      1.13%       10/25/30           4,668,188
      75,535,017     Series 2020-K120, Class XAM, IO (d)..........................      1.21%       10/25/30           7,477,997
      21,236,000     Series 2020-K121, Class XAM, IO (d)..........................      1.19%       11/25/30           2,086,511
      53,534,177     Series 2020-K122, Class X1, IO (d)...........................      0.88%       11/25/30           3,677,321
      35,210,000     Series 2020-K122, Class XAM, IO (d)..........................      1.08%       11/25/30           3,148,137
      75,784,059     Series 2020-K737, Class X1, IO (f)...........................      0.64%       10/25/26           2,063,418
      38,559,000     Series 2020-K738, Class XAM, IO (f)..........................      1.37%       03/25/27           2,645,587
     135,950,797     Series 2020-K739, Class X1, IO (d)...........................      1.29%       09/25/27           8,519,982
      40,072,531     Series 2020-K739, Class XAM, IO (d)..........................      1.61%       09/25/27           3,462,114
      33,000,000     Series 2020-K740, Class XAM (d)..............................      1.11%       10/25/27           2,020,705
      90,150,924     Series 2020-K1515, Class X1, IO (d)..........................      1.51%       02/25/35          13,994,669
      87,074,336     Series 2020-K1516, Class X1, IO (d)..........................      1.51%       05/25/35          14,294,193
      94,399,774     Series 2020-K1517, Class X1, IO (d)..........................      1.33%       07/25/35          13,645,940
      52,963,803     Series 2020-KG04, Class X1, IO (d)...........................      0.85%       11/25/30           3,455,941
      49,625,000     Series 2021-K123, Class XAM, IO (b)..........................      0.98%       12/25/30           4,061,052
      26,688,000     Series 2021-K124, Class XAM, IO (d)..........................      0.94%       01/25/31           2,103,746
      41,267,000     Series 2021-K125, Class XAM, IO (d)..........................      0.78%       01/25/31           2,748,353
      33,900,000     Series 2021-K128, Class XAM, IO (d)..........................      0.74%       03/25/31           2,185,404
      27,836,000     Series 2021-K129, Class XAM, IO (b)..........................      1.22%       05/25/31           2,948,954
      41,565,013     Series 2021-K130, Class XAM, IO (d)..........................      1.21%       07/25/31           4,465,604
      44,491,000     Series 2021-K132, Class XAM, IO (d)..........................      0.96%       09/25/31           3,409,933
     107,703,000     Series 2021-K741, Class XAM, IO (d)..........................      0.95%       12/25/27           5,926,358
     116,127,279     Series 2021-K744, Class X1, IO (d)...........................      0.90%       07/25/28           6,243,002
     149,908,202     Series 2021-K1520, Class X1, IO (d)..........................      0.47%       02/25/36           7,977,785
     142,000,000     Series 2021-KG05, Class X1, IO (d)...........................      0.31%       01/25/31           3,757,590


Page 24                 See Notes to Financial Statements


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2021


   PRINCIPAL                                                                           STATED        STATED
     VALUE                                  DESCRIPTION                                COUPON       MATURITY         VALUE
----------------  ----------------------------------------------------------------  ------------  ------------  ----------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
                  COMMERCIAL MORTGAGE-BACKED SECURITIES (CONTINUED)
                  FREMF Mortgage Trust
$      3,570,829     Series 2015-K721, Class B (d) (i)............................      3.56%       11/25/47    $      3,650,042
                  Government National Mortgage Association
       3,464,295     Series 2011-31, Class Z (f)..................................      3.67%       09/16/52           3,661,207
      18,427,600     Series 2012-120, Class Z (f).................................      2.48%       01/16/55          18,335,031
         100,000     Series 2013-74, Class AG (d).................................      2.58%       12/16/53              99,438
           8,731     Series 2013-194, Class AE (f)................................      2.75%       11/16/44               8,930
      23,000,000     Series 2014-153, Class D (f).................................      3.00%       04/16/56          23,261,432
      15,821,577     Series 2015-30, Class DZ.....................................      2.95%       05/16/55          16,167,855
      29,631,289     Series 2015-30, Class IO, IO (f).............................      0.72%       07/16/56           1,078,046
       9,177,779     Series 2015-70, Class IO, IO (f).............................      0.64%       12/16/49             257,530
       4,860,531     Series 2015-125, Class VA (f)................................      2.70%       05/16/35           4,986,293
      21,987,751     Series 2016-2, Class IO, IO (f)..............................      0.63%       04/16/57             700,571
       2,500,000     Series 2016-7, Class B.......................................      2.80%       07/16/57           2,581,455
      19,894,351     Series 2016-11, Class IO, IO (f).............................      0.85%       01/16/56             926,898
      12,427,415     Series 2016-26, Class IO, IO (f).............................      0.76%       02/16/58             470,051
      33,257,277     Series 2016-34, Class IO, IO (f).............................      0.93%       01/16/58           1,593,782
      13,039,460     Series 2016-36, Class IO, IO (f).............................      0.73%       08/16/57             516,102
      25,158,075     Series 2016-52, Class IO, IO (f).............................      0.81%       03/16/58           1,086,303
       4,152,409     Series 2016-110, Class VA....................................      2.10%       01/16/38           4,103,890
      20,245,085     Series 2016-113, Class IO, IO (f)............................      1.09%       02/16/58           1,220,104
      13,642,062     Series 2016-127, Class IO, IO (f)............................      0.85%       05/16/58             697,549
      84,982,735     Series 2016-166, Class IO, IO (f)............................      0.96%       04/16/58           4,657,054
       3,106,939     Series 2017-23, Class Z......................................      2.50%       05/16/59           3,084,209
       4,042,579     Series 2017-35, Class Z (f)..................................      2.50%       05/16/59           4,040,892
       4,405,906     Series 2017-44, Class B......................................      2.60%       04/17/50           4,435,266
       7,020,000     Series 2017-76, Class B......................................      2.60%       12/16/56           6,973,780
       7,390,000     Series 2017-90, Class B......................................      2.75%       12/16/57           7,501,029
       4,479,177     Series 2017-106, Class AE....................................      2.60%       12/16/56           4,519,065
       2,068,126     Series 2017-145, Class B.....................................      2.70%       10/16/51           2,088,386
       2,566,450     Series 2017-146, Class Z.....................................      2.60%       09/16/57           2,592,789
       4,227,055     Series 2018-4, Class Z.......................................      2.50%       10/16/59           4,227,272
      16,905,005     Series 2018-123, Class Z.....................................      2.50%       06/16/60          15,659,697
      24,178,050     Series 2018-170, Class Z.....................................      2.50%       11/16/60          24,325,268
      17,863,089     Series 2019-7, Class Z.......................................      2.50%       01/16/61          17,724,443
       1,830,905     Series 2019-104, Class Z.....................................      2.80%       05/16/61           1,872,725
      10,200,000     Series 2020-143, Class B.....................................      2.00%       03/16/62           9,639,899
       6,700,000     Series 2020-161, Class B.....................................      2.00%       08/16/62           6,216,360
       8,641,395     Series 2020-169, Class Z.....................................      1.83%       06/16/62           6,875,223
                                                                                                                ----------------
                                                                                                                     611,470,169
                                                                                                                ----------------
                  PASS-THROUGH SECURITIES -- 42.7%
                  Federal Home Loan Mortgage Corporation
       1,564,378     Pool 760043, 5 Yr. Constant Maturity Treasury Rate +
                        1.39% (b).................................................      2.96%       12/01/48           1,617,070
       4,976,667     Pool 840359, 12 Mo. LIBOR + 1.64% (b)........................      1.95%       06/01/46           5,192,637
         102,158     Pool A19763..................................................      5.00%       04/01/34             114,930
         437,982     Pool A47828..................................................      3.50%       08/01/35             466,265
         205,722     Pool A47937..................................................      5.50%       08/01/35             237,761
          70,148     Pool A48972..................................................      5.50%       05/01/36              81,843
          77,805     Pool A54675..................................................      5.50%       01/01/36              90,711
         154,041     Pool A65324..................................................      5.50%       09/01/37             174,866
         104,113     Pool A97294..................................................      4.00%       02/01/41             114,939


                        See Notes to Financial Statements                Page 25


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2021


   PRINCIPAL                                                                           STATED        STATED
     VALUE                                  DESCRIPTION                                COUPON       MATURITY         VALUE
----------------  ----------------------------------------------------------------  ------------  ------------  ----------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
                  PASS-THROUGH SECURITIES (CONTINUED)
                  Federal Home Loan Mortgage Corporation (Continued)
$        725,166     Pool B70791..................................................      4.00%       06/01/39    $        784,732
           3,654     Pool C01310..................................................      6.50%       03/01/32               4,210
          13,014     Pool C03458..................................................      5.00%       02/01/40              14,918
          43,828     Pool C03949..................................................      3.50%       05/01/42              47,589
         106,194     Pool C04269..................................................      3.00%       10/01/42             113,136
         191,847     Pool C91167..................................................      5.00%       04/01/28             211,241
         135,633     Pool C91353..................................................      3.50%       01/01/31             143,367
          18,600     Pool C91482..................................................      3.50%       07/01/32              19,914
          17,317     Pool E02883..................................................      4.00%       04/01/26              18,390
          18,111     Pool G01443..................................................      6.50%       08/01/32              20,669
         280,016     Pool G02017..................................................      5.00%       12/01/35             320,835
         284,988     Pool G04593..................................................      5.50%       01/01/37             332,106
         123,755     Pool G04814..................................................      5.50%       10/01/38             144,847
          24,579     Pool G05173..................................................      4.50%       11/01/31              26,909
         298,136     Pool G05275..................................................      5.50%       02/01/39             342,806
          73,226     Pool G05449..................................................      4.50%       05/01/39              81,650
         218,668     Pool G06583..................................................      5.00%       06/01/41             250,942
         523,095     Pool G07100..................................................      5.50%       07/01/40             611,579
          52,532     Pool G07266..................................................      4.00%       12/01/42              57,904
         388,439     Pool G07329..................................................      4.00%       01/01/43             429,553
         403,205     Pool G07683..................................................      4.00%       03/01/44             445,899
           2,051     Pool G08113..................................................      6.50%       02/01/36               2,310
       1,334,461     Pool G08854..................................................      5.00%       12/01/48           1,475,980
              17     Pool G12797..................................................      6.50%       02/01/22                  17
          11,251     Pool G12959..................................................      6.50%       10/01/22              11,391
             576     Pool G12978..................................................      5.50%       12/01/22                 584
          15,255     Pool G13625..................................................      5.50%       01/01/24              15,674
          44,379     Pool G13733..................................................      5.00%       11/01/24              46,219
          38,688     Pool G14088..................................................      4.00%       02/01/26              40,965
          44,562     Pool G14106..................................................      6.00%       10/01/24              45,942
          13,075     Pool G14167..................................................      5.50%       07/01/23              13,393
           6,085     Pool G14233..................................................      6.00%       01/01/24               6,128
         440,261     Pool G14348..................................................      4.00%       10/01/26             466,497
          15,367     Pool G14376..................................................      4.00%       09/01/25              16,261
          48,802     Pool G14995..................................................      5.50%       12/01/24              49,755
           2,002     Pool G15821..................................................      5.00%       07/01/25               2,075
          96,358     Pool G15949..................................................      4.00%       01/01/29             102,031
          25,282     Pool G15957..................................................      5.50%       12/01/24              25,493
         101,455     Pool G18264..................................................      5.00%       07/01/23             105,138
         116,328     Pool G18287..................................................      5.50%       12/01/23             120,906
          10,999     Pool G60020..................................................      4.50%       12/01/43              12,114
         474,876     Pool G60114..................................................      5.50%       06/01/41             552,800
         735,995     Pool G60168..................................................      4.50%       07/01/45             813,597
         252,253     Pool G60194..................................................      3.50%       08/01/45             274,058
         251,843     Pool G60808..................................................      3.00%       10/01/46             266,482
       2,437,110     Pool G60921..................................................      4.50%       02/01/47           2,660,519
       9,939,778     Pool G60940..................................................      4.00%       09/01/46          10,853,138
       3,391,703     Pool G61160..................................................      4.50%       11/01/45           3,749,490
           6,278     Pool H09034..................................................      5.50%       05/01/37               6,830
           7,630     Pool J05364..................................................      6.00%       08/01/22               7,685
          96,041     Pool J09465..................................................      4.00%       04/01/24             101,628
          45,179     Pool J09504..................................................      4.00%       04/01/24              47,807


Page 26                 See Notes to Financial Statements


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2021


   PRINCIPAL                                                                           STATED        STATED
     VALUE                                  DESCRIPTION                                COUPON       MATURITY         VALUE
----------------  ----------------------------------------------------------------  ------------  ------------  ----------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
                  PASS-THROUGH SECURITIES (CONTINUED)
                  Federal Home Loan Mortgage Corporation (Continued)
$         12,526     Pool J09798..................................................      4.00%       05/01/24    $         13,255
          31,187     Pool J10623..................................................      4.00%       09/01/24              33,003
         187,065     Pool N70075..................................................      5.00%       01/01/35             199,387
         308,824     Pool N70081..................................................      5.50%       07/01/38             339,605
          34,175     Pool O20138..................................................      5.00%       11/01/30              36,988
          62,511     Pool Q07189..................................................      4.00%       04/01/42              68,920
          22,965     Pool Q07479..................................................      3.50%       04/01/42              24,868
          90,891     Pool Q11791..................................................      3.50%       10/01/42              98,682
          61,795     Pool Q11836..................................................      3.50%       10/01/42              67,132
         453,488     Pool Q14034..................................................      3.50%       12/01/42             495,942
       1,870,389     Pool Q50564..................................................      4.50%       09/01/47           2,023,726
       7,951,630     Pool Q53219..................................................      4.50%       12/01/47           8,778,267
       4,480,421     Pool Q53875..................................................      4.00%       01/01/48           4,859,991
         524,244     Pool Q54651..................................................      4.50%       03/01/48             587,881
       1,057,995     Pool Q55037..................................................      4.50%       04/01/48           1,196,959
       6,694,341     Pool Q55152..................................................      4.50%       04/01/48           7,293,854
       2,919,418     Pool Q56260..................................................      5.00%       05/01/48           3,285,868
       3,196,581     Pool Q58363..................................................      5.00%       09/01/48           3,521,991
       1,859,021     Pool Q58483..................................................      4.50%       09/01/48           2,013,413
       2,646,834     Pool Q61217..................................................      4.00%       01/01/49           2,900,831
       8,555,147     Pool Q63173..................................................      4.00%       04/01/49           9,252,274
       4,603,456     Pool QA4774..................................................      4.00%       11/01/49           5,020,025
       7,650,963     Pool QA5778..................................................      3.50%       01/01/50           8,150,848
      10,737,444     Pool QA7078..................................................      3.50%       01/01/50          11,512,140
       2,856,990     Pool QB4340..................................................      3.00%       10/01/50           3,000,330
       7,649,227     Pool QC0570..................................................      2.50%       04/01/51           7,887,559
      10,435,010     Pool QC0591..................................................      2.00%       04/01/51          10,474,524
         336,277     Pool QC6653..................................................      1.50%       08/01/51             325,955
          60,795     Pool QC6742..................................................      1.50%       08/01/51              58,929
       3,410,625     Pool QC6969..................................................      1.50%       09/01/51           3,305,939
         574,665     Pool QC7206..................................................      1.50%       09/01/51             557,027
      14,277,081     Pool QC7225..................................................      1.50%       09/01/51          13,838,864
         656,129     Pool QC7582..................................................      1.50%       09/01/51             635,996
      23,746,301     Pool QC9130..................................................      1.50%       10/01/51          23,017,443
       3,605,410     Pool QN2804..................................................      1.50%       07/01/35           3,629,846
         353,179     Pool QN3055..................................................      1.50%       08/01/35             355,569
         235,546     Pool RA4491..................................................      1.50%       02/01/51             228,317
       5,325,522     Pool SB0366..................................................      3.50%       02/01/34           5,670,440
      94,172,820     Pool SB0380..................................................      3.50%       02/01/34         101,125,529
       4,862,028     Pool SB8044..................................................      2.00%       05/01/35           4,993,789
       4,759,817     Pool SB8089..................................................      2.00%       02/01/36           4,888,808
          47,487     Pool SC0036..................................................      3.00%       06/01/38              50,188
      23,380,824     Pool SD0559..................................................      2.00%       03/01/51          23,600,502
         136,013     Pool SD8104..................................................      1.50%       11/01/50             131,846
       1,147,942     Pool SD8133..................................................      1.50%       03/01/51           1,112,735
         204,732     Pool SD8139..................................................      1.50%       04/01/51             198,451
      23,503,385     Pool SD8165..................................................      1.50%       09/01/51          22,781,985
         370,657     Pool U50165..................................................      4.00%       05/01/32             401,066
       2,575,199     Pool U59020..................................................      4.00%       06/01/35           2,788,252
       1,639,129     Pool U64762..................................................      4.50%       10/01/45           1,808,276
       6,531,002     Pool U69020..................................................      5.00%       07/01/44           7,374,521
       7,193,338     Pool U69040..................................................      4.00%       05/01/45           7,926,724


                        See Notes to Financial Statements                Page 27


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2021


   PRINCIPAL                                                                           STATED        STATED
     VALUE                                  DESCRIPTION                                COUPON       MATURITY         VALUE
----------------  ----------------------------------------------------------------  ------------  ------------  ----------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
                  PASS-THROUGH SECURITIES (CONTINUED)
                  Federal Home Loan Mortgage Corporation (Continued)
$      3,973,487     Pool U69041..................................................      5.00%       11/01/43    $      4,486,608
      19,597,520     Pool U69055..................................................      4.50%       10/01/47          21,721,709
      10,480,383     Pool U69060..................................................      4.50%       06/01/47          11,615,780
       2,848,299     Pool U79023..................................................      3.50%       10/01/28           3,032,684
         120,958     Pool U80068..................................................      3.50%       10/01/32             130,476
          73,838     Pool U80212..................................................      3.50%       02/01/33              79,656
          95,775     Pool U90245..................................................      3.50%       10/01/42             103,519
       1,002,511     Pool U90690..................................................      3.50%       06/01/42           1,080,224
          16,085     Pool U90932..................................................      3.00%       02/01/43              17,203
          40,543     Pool U92272..................................................      4.50%       12/01/43              45,229
         113,073     Pool U99045..................................................      3.50%       03/01/43             122,216
         134,854     Pool U99084..................................................      4.50%       02/01/44             150,351
          62,727     Pool U99091..................................................      4.50%       03/01/44              69,978
         176,355     Pool U99096..................................................      4.50%       05/01/44             196,155
       1,608,246     Pool ZS2492..................................................      6.50%       04/01/35           1,892,045
      72,825,358     Pool ZT1989..................................................      3.50%       01/01/33          77,791,544
                  Federal National Mortgage Association
          48,516     Pool 190371..................................................      6.50%       07/01/36              55,873
          28,062     Pool 255190..................................................      5.50%       05/01/34              32,530
          15,800     Pool 255984..................................................      4.50%       11/01/25              17,052
          92,711     Pool 256181..................................................      5.50%       03/01/36             100,144
         302,196     Pool 256576..................................................      5.50%       01/01/37             334,914
           6,878     Pool 256808..................................................      5.50%       07/01/37               7,105
          65,148     Pool 256936..................................................      6.00%       10/01/37              71,480
          58,924     Pool 545759..................................................      6.50%       07/01/32              67,576
          13,333     Pool 555851..................................................      6.50%       01/01/33              15,015
         253,503     Pool 683246..................................................      5.50%       02/01/33             295,548
         185,069     Pool 725014..................................................      5.50%       12/01/33             214,559
         396,319     Pool 735415..................................................      6.50%       12/01/32             455,855
           3,506     Pool 745875..................................................      6.50%       09/01/36               4,054
          43,175     Pool 747097..................................................      6.00%       10/01/29              46,840
         348,260     Pool 788149..................................................      5.50%       05/01/33             403,884
         158,857     Pool 812741..................................................      5.50%       02/01/35             178,135
         176,586     Pool 827948..................................................      5.50%       05/01/35             198,043
         286,775     Pool 850000..................................................      5.50%       01/01/36             334,390
          65,107     Pool 871039..................................................      5.50%       02/01/37              72,649
       1,089,045     Pool 879015..................................................      4.00%       10/01/35           1,197,442
         123,976     Pool 888001..................................................      5.50%       10/01/36             144,988
         109,072     Pool 888163..................................................      7.00%       12/01/33             126,456
           2,761     Pool 888435..................................................      5.50%       06/01/22               2,781
         346,888     Pool 889610..................................................      5.50%       06/01/38             406,060
          11,424     Pool 890149..................................................      6.50%       10/01/38              13,387
          21,519     Pool 890231..................................................      5.00%       07/01/25              22,327
          10,573     Pool 890314..................................................      5.50%       12/01/22              10,708
           5,179     Pool 890378..................................................      6.00%       05/01/24               5,344
         876,386     Pool 890556..................................................      4.50%       10/01/43             988,328
         755,699     Pool 890736..................................................      5.00%       07/01/30             838,648
         177,317     Pool 905917..................................................      5.50%       01/01/37             207,348
          69,146     Pool 922386..................................................      5.50%       01/01/37              72,242
          12,068     Pool 930562..................................................      5.00%       02/01/39              13,862
         102,415     Pool 931808..................................................      5.50%       08/01/39             118,907
         185,506     Pool 953115..................................................      5.50%       11/01/38             208,248


Page 28                 See Notes to Financial Statements


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2021


   PRINCIPAL                                                                           STATED        STATED
     VALUE                                  DESCRIPTION                                COUPON       MATURITY         VALUE
----------------  ----------------------------------------------------------------  ------------  ------------  ----------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
                  PASS-THROUGH SECURITIES (CONTINUED)
                  Federal National Mortgage Association (Continued)
$         39,106     Pool 962556..................................................      5.00%       04/01/23    $         40,513
          15,244     Pool 973561..................................................      5.00%       03/01/23              15,793
          47,934     Pool 976871..................................................      6.50%       08/01/36              54,528
          16,681     Pool 995097..................................................      6.50%       10/01/37              19,740
          90,301     Pool 995149..................................................      6.50%       10/01/38             104,733
          40,395     Pool 995228..................................................      6.50%       11/01/38              47,986
          43,953     Pool 995252..................................................      5.00%       12/01/23              45,536
          20,447     Pool 995259..................................................      6.50%       11/01/23              21,034
         102,633     Pool AA3303..................................................      5.50%       06/01/38             114,097
         513,557     Pool AB0460..................................................      5.50%       02/01/37             579,004
         164,923     Pool AB0731..................................................      4.00%       06/01/39             181,326
          42,485     Pool AB2092..................................................      4.00%       01/01/41              46,976
          22,905     Pool AB2133..................................................      4.00%       01/01/26              24,247
         997,374     Pool AB2506..................................................      5.00%       03/01/41           1,136,693
       1,167,304     Pool AB2959..................................................      4.50%       07/01/40           1,254,790
          82,596     Pool AB5174..................................................      3.50%       05/01/42              89,664
          98,943     Pool AB5919..................................................      3.00%       08/01/42             106,079
         212,320     Pool AB6671..................................................      3.00%       10/01/42             226,273
         265,108     Pool AB7765..................................................      3.00%       02/01/43             282,529
         170,106     Pool AB7859..................................................      3.50%       02/01/43             184,656
         446,093     Pool AB8676..................................................      3.50%       05/01/42             461,788
         680,932     Pool AB9551..................................................      3.00%       06/01/43             725,684
          25,797     Pool AC1232..................................................      5.00%       07/01/24              26,766
         199,628     Pool AC3267..................................................      5.50%       09/01/39             233,325
          72,869     Pool AD0889..................................................      6.00%       09/01/24              74,926
         376,234     Pool AD4317..................................................      4.00%       04/01/40             415,918
          10,884     Pool AD5222..................................................      4.50%       05/01/30              11,764
          66,497     Pool AD7137..................................................      5.50%       07/01/40              77,718
         215,331     Pool AE0137..................................................      4.50%       03/01/36             239,139
          73,094     Pool AE4476..................................................      4.00%       03/01/41              80,804
         104,580     Pool AE7005..................................................      4.00%       10/01/40             115,628
       3,468,433     Pool AE7733..................................................      5.00%       11/01/40           3,984,569
          23,822     Pool AE9284..................................................      4.00%       11/01/40              26,339
         502,684     Pool AE9959..................................................      5.00%       03/01/41             568,714
         249,440     Pool AH0979..................................................      3.50%       01/01/41             263,224
         183,516     Pool AH1089..................................................      4.00%       11/01/40             201,972
          99,176     Pool AH1141..................................................      4.50%       12/01/40             110,918
          73,378     Pool AH4404..................................................      4.00%       01/01/41              80,511
          62,473     Pool AH7204..................................................      4.00%       03/01/41              69,084
         156,367     Pool AI6093..................................................      4.50%       06/01/31             170,572
          58,083     Pool AI6503..................................................      5.00%       11/01/39              64,012
          25,198     Pool AI6581..................................................      4.50%       07/01/41              28,185
         108,055     Pool AI8779..................................................      4.00%       11/01/41             119,466
         347,799     Pool AI9114..................................................      4.00%       06/01/42             386,299
       1,939,167     Pool AI9124..................................................      4.00%       08/01/42           2,153,824
       1,021,008     Pool AI9158..................................................      6.50%       01/01/41           1,230,053
         678,386     Pool AK0765..................................................      4.00%       03/01/42             741,351
         140,311     Pool AK4520..................................................      4.00%       03/01/42             155,130
         134,545     Pool AK5555..................................................      4.00%       04/01/42             148,728
          83,374     Pool AL0212..................................................      5.50%       02/01/38              96,649
         193,620     Pool AL0241..................................................      4.00%       04/01/41             213,441
           7,523     Pool AL0399..................................................      6.00%       08/01/24               7,701


                        See Notes to Financial Statements                Page 29


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2021


   PRINCIPAL                                                                           STATED        STATED
     VALUE                                  DESCRIPTION                                COUPON       MATURITY         VALUE
----------------  ----------------------------------------------------------------  ------------  ------------  ----------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
                  PASS-THROUGH SECURITIES (CONTINUED)
                  Federal National Mortgage Association (Continued)
$          4,101     Pool AL0446..................................................      6.00%       05/01/24    $          4,180
           7,253     Pool AL1195..................................................      6.00%       09/01/23               7,446
         427,446     Pool AL1850..................................................      5.50%       07/01/40             497,463
          84,503     Pool AL2142..................................................      6.50%       09/01/38              97,706
         377,752     Pool AL2551..................................................      3.50%       10/01/42             410,080
          18,743     Pool AL2589..................................................      5.50%       05/01/25              19,072
          70,719     Pool AL2892..................................................      3.50%       12/01/42              76,821
         499,001     Pool AL3093..................................................      3.50%       02/01/43             541,954
          19,995     Pool AL3154..................................................      3.00%       02/01/43              21,437
       1,125,776     Pool AL4703..................................................      3.50%       12/01/28           1,180,478
           9,066     Pool AL4962..................................................      6.00%       05/01/24               9,323
         111,767     Pool AL5616..................................................      5.50%       09/01/41             130,631
         549,742     Pool AL5890..................................................      4.50%       03/01/43             618,705
           3,762     Pool AL6057..................................................      6.00%       08/01/24               3,793
       2,301,614     Pool AL6513..................................................      5.00%       07/01/44           2,590,514
          85,612     Pool AL6948..................................................      5.00%       09/01/25              88,743
          78,910     Pool AL7046..................................................      3.50%       06/01/45              85,477
       3,301,431     Pool AL7162, 12 Mo. LIBOR + 1.72% (b)........................      1.99%       09/01/42           3,481,548
         213,606     Pool AL7231..................................................      3.50%       08/01/45             231,325
         471,846     Pool AL7449..................................................      8.50%       12/01/37             569,198
         568,878     Pool AL7637..................................................      5.00%       01/01/42             615,816
       2,146,845     Pool AL7905..................................................      4.50%       03/01/34           2,365,192
          89,514     Pool AL8139..................................................      4.00%       02/01/32              95,752
          64,937     Pool AL8353..................................................      3.50%       08/01/44              70,467
       6,200,228     Pool AL8640, 12 Mo. LIBOR + 1.81% (b)........................      2.14%       12/01/41           6,565,574
       3,077,305     Pool AL8652..................................................      5.00%       07/01/44           3,541,164
         392,755     Pool AL9143..................................................      3.50%       09/01/36             423,001
         130,435     Pool AL9226..................................................      5.50%       12/01/41             153,713
         963,303     Pool AL9777..................................................      4.50%       01/01/47           1,060,894
         192,982     Pool AP1197..................................................      3.50%       09/01/42             210,220
         146,123     Pool AP7963..................................................      4.00%       09/01/42             161,396
       1,797,512     Pool AQ0411..................................................      3.50%       10/01/42           1,947,535
         753,405     Pool AQ0535..................................................      3.00%       11/01/42             802,352
         493,923     Pool AQ1534..................................................      3.50%       10/01/32             532,634
         398,312     Pool AQ1607..................................................      3.50%       11/01/32             429,536
          49,714     Pool AQ9715..................................................      3.00%       01/01/43              53,148
         299,438     Pool AQ9999..................................................      3.00%       02/01/43             317,941
       1,171,899     Pool AR7582..................................................      3.50%       03/01/33           1,257,770
         213,937     Pool AR7961..................................................      3.50%       03/01/33             230,709
       2,874,079     Pool AS1719..................................................      5.00%       02/01/44           3,303,509
         450,117     Pool AS5236..................................................      4.00%       05/01/45             477,388
         711,533     Pool AS5515..................................................      3.50%       06/01/30             757,535
         252,824     Pool AS5635..................................................      3.00%       08/01/45             271,895
         613,577     Pool AS7211..................................................      3.00%       04/01/46             649,942
       1,395,110     Pool AS7537..................................................      3.00%       07/01/46           1,500,418
       4,954,392     Pool AS8548..................................................      3.50%       12/01/46           5,339,437
         262,393     Pool AS9990..................................................      4.50%       07/01/47             283,967
          77,296     Pool AT0332..................................................      3.00%       04/01/43              80,207
         580,862     Pool AT1747..................................................      3.00%       04/01/43             622,761
         549,104     Pool AT3892..................................................      3.00%       06/01/43             581,256
         230,321     Pool AT4180..................................................      3.50%       05/01/33             248,381
         151,204     Pool AY0013..................................................      4.50%       01/01/45             165,830


Page 30                 See Notes to Financial Statements


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2021


   PRINCIPAL                                                                           STATED        STATED
     VALUE                                  DESCRIPTION                                COUPON       MATURITY         VALUE
----------------  ----------------------------------------------------------------  ------------  ------------  ----------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
                  PASS-THROUGH SECURITIES (CONTINUED)
                  Federal National Mortgage Association (Continued)
$        496,337     Pool BA4113..................................................      3.00%       04/01/46    $        525,687
       1,213,341     Pool BD4509, 12 Mo. LIBOR + 1.67% (b)........................      2.00%       01/01/44           1,277,167
       1,582,119     Pool BD4533, 12 Mo. LIBOR + 1.66% (b)........................      1.92%       09/01/44           1,655,405
       8,021,241     Pool BD6438..................................................      3.00%       10/01/46           8,506,775
         203,027     Pool BD8660, 1 Yr. Constant Maturity Treasury Rate +
                        1.67% (b).................................................      1.73%       12/01/45             204,021
         348,015     Pool BE3631..................................................      4.50%       05/01/47             379,670
       1,636,656     Pool BH2633..................................................      5.00%       08/01/47           1,836,897
          20,336     Pool BH9428..................................................      4.50%       09/01/47              22,210
      11,218,929     Pool BJ1637..................................................      3.50%       11/01/47          12,188,171
         115,844     Pool BJ6232..................................................      5.00%       04/01/48             128,444
          11,313     Pool BJ6234..................................................      5.00%       05/01/48              12,457
         851,874     Pool BJ9100..................................................      4.50%       02/01/48             963,427
         599,615     Pool BJ9111..................................................      4.50%       03/01/48             662,597
       1,254,608     Pool BJ9124..................................................      4.50%       04/01/48           1,418,894
         353,857     Pool BK4769..................................................      5.00%       08/01/48             391,883
         150,174     Pool BK4851..................................................      5.00%       05/01/48             165,381
       4,163,186     Pool BK8883..................................................      5.00%       09/01/48           4,733,054
       1,407,723     Pool BK9563..................................................      4.50%       12/01/48           1,534,458
       3,675,703     Pool BK9599..................................................      5.00%       08/01/48           4,064,985
         691,293     Pool BM3013, 12 Mo. LIBOR + 1.53% (b)........................      1.80%       07/01/44             710,981
      10,925,421     Pool BM3076..................................................      4.50%       07/01/47          12,076,857
       6,146,980     Pool BM3625..................................................      3.00%       03/01/48           6,524,871
      11,404,792     Pool BM3980, 12 Mo. LIBOR + 1.78% (b)........................      2.09%       02/01/43          12,065,749
      14,340,688     Pool BM4122..................................................      7.47%       01/01/40          16,978,957
       5,145,054     Pool BM4561..................................................      5.00%       09/01/48           5,800,271
       6,739,210     Pool BM4785..................................................      4.50%       10/01/38           7,458,039
      11,973,200     Pool BM5130..................................................      4.50%       08/01/47          13,209,905
      40,519,625     Pool BM5508..................................................      5.00%       02/01/49          45,755,344
      15,781,327     Pool BM5667..................................................      4.00%       12/01/48          17,386,460
       6,389,619     Pool BM5671..................................................      4.50%       01/01/49           7,196,720
       7,185,430     Pool BM6018..................................................      5.00%       05/01/49           7,637,227
       1,196,568     Pool BM6602..................................................      3.50%       02/01/48           1,247,482
      26,478,395     Pool BM6718..................................................      4.50%       04/01/44          29,530,768
      11,753,842     Pool BM6784..................................................      4.00%       07/01/46          12,906,958
         721,926     Pool BN1027..................................................      5.50%       03/01/49             836,499
      21,035,411     Pool BN3925..................................................      4.50%       01/01/49          23,516,777
       1,349,423     Pool BN4059..................................................      4.00%       12/01/48           1,442,617
       4,161,902     Pool BN4328..................................................      5.00%       01/01/49           4,655,132
       7,060,888     Pool BO5426..................................................      4.00%       10/01/49           7,712,397
       5,286,519     Pool BO5430..................................................      4.00%       10/01/49           5,701,416
      11,409,511     Pool BP1950..................................................      3.00%       04/01/50          12,267,397
       3,242,870     Pool BP4238..................................................      3.00%       04/01/50           3,400,280
         689,546     Pool BP6504..................................................      1.50%       07/01/35             694,207
       2,056,266     Pool BP8797..................................................      3.00%       07/01/50           2,184,510
       6,428,870     Pool BQ3099..................................................      3.00%       10/01/50           6,785,314
         144,755     Pool BQ6570..................................................      1.50%       09/01/51             140,315
      19,904,579     Pool BQ6617..................................................      1.50%       10/01/51          19,293,950
      40,262,130     Pool BQ9451..................................................      2.00%       03/01/51          40,440,167
         300,000     Pool BR1667..................................................      1.50%       03/01/51             290,805
          24,939     Pool BR2291..................................................      1.50%       08/01/51              24,176
       7,736,301     Pool BR4537..................................................      2.00%       02/01/51           7,752,045


                        See Notes to Financial Statements                Page 31


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2021


   PRINCIPAL                                                                           STATED        STATED
     VALUE                                  DESCRIPTION                                COUPON       MATURITY         VALUE
----------------  ----------------------------------------------------------------  ------------  ------------  ----------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
                  PASS-THROUGH SECURITIES (CONTINUED)
                  Federal National Mortgage Association (Continued)
$      9,427,016     Pool BR4569..................................................      2.00%       02/01/51    $      9,446,200
       7,838,236     Pool BR4728..................................................      2.50%       03/01/51           8,091,335
      21,712,374     Pool BR5559..................................................      2.00%       03/01/51          21,764,434
      11,788,460     Pool BR7216..................................................      2.00%       04/01/51          11,814,569
       8,235,196     Pool BR7233..................................................      2.00%       04/01/51           8,261,808
      32,847,607     Pool BR7241..................................................      2.00%       04/01/51          32,919,547
      17,037,969     Pool BR7258..................................................      2.00%       04/01/51          17,102,483
      12,827,201     Pool BR7265..................................................      2.50%       04/01/51          13,227,418
      16,673,164     Pool BR7266..................................................      2.50%       04/01/51          17,192,668
       7,664,809     Pool BR7272..................................................      2.00%       04/01/51           7,696,802
       6,522,952     Pool BR7726..................................................      2.50%       04/01/51           6,804,533
      19,063,452     Pool BT0248..................................................      1.50%       09/01/51          18,479,162
      27,726,359     Pool BT6139..................................................      1.50%       09/01/51          26,875,317
       1,288,383     Pool BT7452..................................................      1.50%       09/01/51           1,248,917
         304,162     Pool BU0631..................................................      1.50%       09/01/51             294,826
       4,870,484     Pool CA0843..................................................      3.00%       12/01/47           5,203,300
       8,304,254     Pool CA1576..................................................      5.00%       01/01/48           9,216,700
       4,724,817     Pool CA1917..................................................      5.00%       06/01/48           5,326,919
       2,456,800     Pool CA2520..................................................      4.00%       10/01/33           2,631,053
       3,879,359     Pool CA2947..................................................      4.00%       12/01/48           4,274,762
      28,396,660     Pool CA6417..................................................      3.00%       07/01/50          29,850,528
      92,370,267     Pool CB0860..................................................      3.00%       06/01/51          97,276,680
       5,235,564     Pool CB1771..................................................      1.50%       09/01/51           5,075,089
      13,033,084     Pool FM0050..................................................      5.50%       11/01/49          14,743,825
      68,288,936     Pool FM1194..................................................      4.50%       05/01/39          75,835,196
       2,233,177     Pool FM1284..................................................      3.50%       02/01/46           2,422,511
       2,093,626     Pool FM1285..................................................      4.00%       10/01/43           2,311,646
       2,179,915     Pool FM1287..................................................      5.00%       11/01/44           2,424,257
      46,828,111     Pool FM1725..................................................      2.50%       11/01/47          48,378,152
      10,188,009     Pool FM2001..................................................      5.00%       09/01/49          11,357,148
       6,031,560     Pool FM2450..................................................      3.50%       12/01/39           6,610,729
      86,376,854     Pool FM2500..................................................      2.50%       03/01/35          91,270,798
      19,544,514     Pool FM2870..................................................      3.00%       03/01/50          20,644,874
      17,322,808     Pool FM3431..................................................      3.00%       05/01/50          18,159,904
          74,385     Pool FM5300..................................................      1.50%       12/01/50              72,108
      13,267,017     Pool FM5575..................................................      3.50%       01/01/36          14,270,254
      36,086,796     Pool FM7382..................................................      3.00%       05/01/51          38,111,274
      40,608,037     Pool FM7687..................................................      3.00%       06/01/51          43,248,808
     102,317,567     Pool FM8217..................................................      4.00%       03/01/50         114,272,220
       8,198,599     Pool FM8218..................................................      4.00%       04/01/48           9,002,636
      42,550,253     Pool FM8927..................................................      4.00%       10/01/49          47,463,201
      15,427,841     Pool FM8953..................................................      5.00%       11/01/43          17,650,931
       6,490,521     Pool FM9408..................................................      4.50%       06/01/46           7,201,912
         101,623     Pool MA0096..................................................      4.50%       06/01/29             109,837
           2,337     Pool MA0293..................................................      4.50%       01/01/30               2,527
          38,128     Pool MA0295..................................................      5.00%       01/01/30              42,354
          33,817     Pool MA0353..................................................      4.50%       03/01/30              36,883
         934,142     Pool MA0443..................................................      5.00%       05/01/30           1,037,767
          24,188     Pool MA0444..................................................      5.00%       06/01/40              27,302
         238,249     Pool MA0575..................................................      4.50%       11/01/30             259,932
         136,993     Pool MA0633..................................................      5.00%       01/01/41             153,949
           4,124     Pool MA0777..................................................      5.00%       06/01/31               4,655


Page 32                 See Notes to Financial Statements


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2021


   PRINCIPAL                                                                           STATED        STATED
     VALUE                                  DESCRIPTION                                COUPON       MATURITY         VALUE
----------------  ----------------------------------------------------------------  ------------  ------------  ----------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
                  PASS-THROUGH SECURITIES (CONTINUED)
                  Federal National Mortgage Association (Continued)
$         33,671     Pool MA1222..................................................      4.00%       10/01/32    $         36,641
          55,033     Pool MA1228..................................................      3.00%       09/01/42              58,498
         346,539     Pool MA1373..................................................      3.50%       03/01/43             374,447
         324,585     Pool MA2024..................................................      4.00%       07/01/29             345,283
         699,223     Pool MA2099..................................................      3.50%       11/01/29             744,401
         366,463     Pool MA2454..................................................      3.50%       09/01/30             390,231
           2,712     Pool MA2509..................................................      3.00%       01/01/46               2,799
       1,484,156     Pool MA2916..................................................      4.00%       02/01/47           1,622,028
         253,691     Pool MA3101..................................................      4.50%       08/01/47             276,657
         152,938     Pool MA3123..................................................      5.00%       08/01/47             170,590
         478,895     Pool MA3205..................................................      5.00%       10/01/47             534,169
       1,039,767     Pool MA4122..................................................      1.50%       09/01/35           1,046,795
         874,064     Pool MA4154..................................................      1.50%       10/01/35             880,243
         113,984     Pool MA4157..................................................      1.50%       10/01/50             110,506
         851,859     Pool MA4280..................................................      1.50%       03/01/51             825,779
       6,678,042     Pool MA4412..................................................      1.50%       09/01/51           6,473,532
     195,000,000     Pool TBA.....................................................      2.00%       11/15/51         194,977,146
       5,000,000     Pool TBA.....................................................      2.50%       11/15/51           5,135,156
      80,000,000     Pool TBA (j).................................................      2.00%       12/15/51          79,824,999
     475,000,000     Pool TBA (j).................................................      2.50%       12/15/51         486,708,004
      20,000,000     Pool TBA.....................................................      3.00%       12/15/51          20,840,840
      60,000,000     Pool TBA.....................................................      3.50%       12/15/51          63,384,376
                  Government National Mortgage Association
          67,361     Pool 3149....................................................      6.00%       10/20/31              76,444
          43,328     Pool 3172....................................................      6.00%       12/20/31              50,537
          46,177     Pool 3227....................................................      6.00%       04/20/32              52,719
           9,268     Pool 3474....................................................      6.00%       11/20/33              10,872
         133,778     Pool 4251....................................................      5.50%       10/20/23             137,937
          82,304     Pool 455986..................................................      5.25%       07/15/25              87,158
          97,912     Pool 487108..................................................      6.00%       04/15/29             112,333
          44,624     Pool 553144..................................................      5.50%       04/15/33              52,093
           1,245     Pool 589331..................................................      6.00%       10/15/22               1,292
         117,914     Pool 604338..................................................      5.00%       05/15/33             137,034
         116,808     Pool 604897..................................................      5.00%       12/15/33             135,765
         114,347     Pool 605389..................................................      5.00%       04/15/34             133,028
         281,160     Pool 615403..................................................      4.50%       08/15/33             322,324
          10,942     Pool 627123..................................................      5.50%       03/15/34              12,792
          72,455     Pool 638704..................................................      5.50%       11/15/36              82,745
         161,113     Pool 653143..................................................      4.90%       04/15/36             183,432
         250,232     Pool 658324..................................................      5.50%       03/15/37             284,758
         138,631     Pool 677190..................................................      5.00%       06/15/38             161,349
          17,934     Pool 687833..................................................      6.00%       08/15/38              20,871
          45,331     Pool 706840..................................................      4.50%       05/15/40              53,073
         194,131     Pool 706855..................................................      4.50%       09/15/40             227,266
         270,105     Pool 711483..................................................      4.00%       01/15/40             306,192
         117,279     Pool 711543..................................................      4.00%       11/15/40             133,000
         756,821     Pool 711563..................................................      4.50%       03/15/41             891,503
       5,520,241     Pool 720225..................................................      4.50%       07/15/39           6,356,197
         286,787     Pool 723216..................................................      4.50%       08/15/40             327,204
          76,937     Pool 723248..................................................      5.00%       10/15/39              89,912
         291,842     Pool 724230..................................................      5.00%       08/15/39             339,670
          73,915     Pool 724267..................................................      5.00%       09/15/39              85,938


                        See Notes to Financial Statements                Page 33


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2021


   PRINCIPAL                                                                           STATED        STATED
     VALUE                                  DESCRIPTION                                COUPON       MATURITY         VALUE
----------------  ----------------------------------------------------------------  ------------  ------------  ----------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
                  PASS-THROUGH SECURITIES (CONTINUED)
                  Government National Mortgage Association (Continued)
$        242,045     Pool 724340..................................................      4.50%       09/15/39    $        278,193
          82,856     Pool 725272..................................................      4.50%       11/15/39              92,702
          49,272     Pool 726394..................................................      4.50%       10/15/39              56,733
          25,038     Pool 728921..................................................      4.50%       12/15/24              26,184
         230,544     Pool 733595..................................................      4.50%       04/15/40             276,230
          93,919     Pool 733733..................................................      5.00%       06/15/40             109,217
         596,341     Pool 736317..................................................      4.25%       06/20/36             642,543
         119,751     Pool 736617..................................................      4.00%       12/15/35             130,546
         937,567     Pool 737673..................................................      4.50%       11/15/40           1,065,831
         200,053     Pool 737996..................................................      4.00%       02/15/41             221,707
         250,730     Pool 739341..................................................      3.50%       10/15/41             280,612
         169,382     Pool 743673..................................................      4.50%       07/15/40             195,439
         304,707     Pool 745478..................................................      5.00%       08/20/40             338,198
         587,081     Pool 748939..................................................      4.00%       09/20/40             645,007
          86,193     Pool 754384..................................................      4.50%       03/20/42              95,944
         340,246     Pool 762905..................................................      4.50%       04/15/41             390,226
       1,284,574     Pool 769102..................................................      4.50%       07/20/41           1,400,041
         345,740     Pool 781623..................................................      5.00%       06/15/33             395,371
          55,096     Pool 781697..................................................      6.00%       11/15/33              64,651
         308,177     Pool 781824..................................................      5.50%       11/15/34             357,994
          11,103     Pool 781862..................................................      5.50%       01/15/35              12,954
          41,727     Pool 782070..................................................      7.00%       06/15/32              46,258
             441     Pool 782133..................................................      6.00%       01/15/22                 440
         115,376     Pool 782259..................................................      5.00%       02/15/36             134,143
          62,404     Pool 782810..................................................      4.50%       11/15/39              72,003
          92,614     Pool 783091..................................................      5.50%       06/15/40             109,392
          25,810     Pool 783220..................................................      5.50%       09/15/24              26,890
         143,245     Pool 783375..................................................      5.00%       08/15/41             165,038
       9,294,799     Pool 783590..................................................      4.50%       06/20/41          10,376,684
         242,819     Pool 783760..................................................      5.00%       02/15/42             282,304
       3,574,131     Pool 784063..................................................      5.00%       09/20/45           3,932,512
         510,502     Pool 784343..................................................      5.00%       02/15/41             593,057
       3,910,364     Pool 784752..................................................      4.00%       03/15/45           4,386,514
       2,439,040     Pool 785020..................................................      3.00%       05/20/50           2,535,953
      30,928,534     Pool 785581..................................................      5.50%       08/20/49          34,776,949
       2,387,068     Pool AC0197..................................................      4.00%       12/20/42           2,584,813
         447,768     Pool AD0026..................................................      3.50%       06/20/33             474,242
          94,746     Pool AD0856..................................................      3.75%       08/20/33             101,496
          36,996     Pool AG8899..................................................      4.00%       12/20/43              40,151
         963,201     Pool AI6317..................................................      4.50%       06/20/44           1,035,222
         414,332     Pool AK2389..................................................      4.50%       11/20/44             446,159
         115,878     Pool AN4469..................................................      5.00%       12/15/40             131,463
         293,521     Pool AR8421..................................................      5.00%       10/20/41             318,680
       1,145,976     Pool BB1216..................................................      4.50%       06/20/47           1,280,912
         435,043     Pool BB4731..................................................      4.00%       07/20/47             470,868
         311,424     Pool BB4757..................................................      4.00%       08/20/47             334,828
         168,758     Pool BB4769..................................................      4.00%       08/20/47             179,410
         514,252     Pool BD0483..................................................      4.50%       11/20/47             563,737
         469,408     Pool BF0415..................................................      5.00%       06/20/35             511,462
         277,228     Pool BL6909..................................................      5.00%       03/20/49             299,914
         185,134     Pool BL6923..................................................      6.00%       03/20/49             205,069
       6,381,612     Pool BU8989..................................................      5.50%       06/20/40           7,377,247


Page 34                 See Notes to Financial Statements


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2021


   PRINCIPAL                                                                           STATED        STATED
     VALUE                                  DESCRIPTION                                COUPON       MATURITY         VALUE
----------------  ----------------------------------------------------------------  ------------  ------------  ----------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
                  PASS-THROUGH SECURITIES (CONTINUED)
                  Government National Mortgage Association (Continued)
$        963,206     Pool BX7975..................................................      5.50%       09/20/39    $      1,111,985
       2,150,106     Pool CB3161..................................................      5.50%       03/20/50           2,486,178
       1,723,340     Pool CB8275..................................................      5.50%       09/20/39           1,989,566
       2,740,109     Pool CC3552..................................................      5.50%       08/20/40           3,167,619
       2,169,768     Pool CC3563..................................................      5.50%       09/20/35           2,504,329
       2,452,679     Pool CC3564..................................................      6.00%       09/20/39           2,842,817
       1,086,761     Pool CC3565..................................................      6.50%       01/20/39           1,301,471
       5,445,030     Pool CC3583..................................................      5.50%       09/20/35           6,297,204
       2,513,315     Pool CC8859..................................................      5.50%       10/20/35           2,904,083
       5,744,214     Pool CC8868..................................................      5.50%       06/20/40           6,631,718
       4,073,550     Pool CD4286..................................................      6.00%       11/20/39           4,724,555
       1,017,557     Pool CD6819..................................................      6.50%       01/20/39           1,178,089
       1,844,219     Pool CE1292..................................................      6.00%       01/20/39           2,138,933
       1,016,769     Pool CE1819..................................................      5.50%       12/20/39           1,175,373
       3,681,653     Pool CE6488..................................................      6.00%       09/20/39           4,270,071
       1,948,655     Pool CE6489..................................................      6.50%       12/20/38           2,256,078
       5,664,723     Pool CE6491..................................................      6.00%       07/20/36           6,568,853
         899,280     Pool CE6626..................................................      6.00%       12/20/38           1,043,016
       2,211,868     Pool CE7158..................................................      5.50%       05/20/40           2,556,921
       1,280,591     Pool CE9078..................................................      5.50%       01/20/39           1,457,589
         170,072     Pool MA1017..................................................      6.00%       05/20/43             199,420
         112,338     Pool MA1162..................................................      6.00%       07/20/43             131,733
          15,354     Pool MA2215..................................................      3.50%       09/20/44              15,866
         106,400     Pool MA2683..................................................      6.00%       03/20/45             124,757
         109,068     Pool MA2759..................................................      6.00%       01/20/45             127,889
          45,325     Pool MA2897..................................................      6.00%       03/20/45              53,148
         213,346     Pool MA2966..................................................      6.00%       09/20/39             249,503
         228,861     Pool MA3249..................................................      6.00%       04/20/40             268,347
         447,948     Pool MA3459..................................................      6.00%       08/20/39             525,481
         563,413     Pool MA4076..................................................      7.00%       01/20/39             661,766
       4,049,410     Pool MA5714..................................................      6.00%       01/20/49           4,614,045
                                                                                                                ----------------
                                                                                                                   2,895,390,027
                                                                                                                ----------------
                  TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES.....................................     5,347,419,553
                  (Cost $5,333,649,624)                                                                         ----------------

MORTGAGE-BACKED SECURITIES -- 12.0%
                  COLLATERALIZED MORTGAGE OBLIGATIONS -- 8.6%
                  Angel Oak Mortgage Trust
       9,099,141     Series 2021-4, Class A1 (i)..................................      1.04%       01/20/65           9,042,006
       9,276,835     Series 2021-5, Class A1 (i)..................................      0.95%       07/25/66           9,238,298
                  Arroyo Mortgage Trust
       2,268,488     Series 2019-3, Class A3 (i)..................................      3.42%       10/25/48           2,287,428
       4,144,584     Series 2021-1R, Class A2 (i).................................      1.48%       10/25/48           4,153,915
       5,722,013     Series 2021-1R, Class A3 (i).................................      1.64%       10/25/48           5,729,199
                  BRAVO Residential Funding Trust
       2,984,068     Series 2021-NQM1, Class A2 (i)...............................      1.26%       02/25/49           2,995,415
       7,460,170     Series 2021-NQM1, Class A3 (i)...............................      1.33%       02/25/49           7,470,778
       7,647,819     Series 2021-NQM2, Class A1 (i)...............................      0.97%       03/25/60           7,640,637
                  CFMT LLC........................................................
       4,052,000     Series 2021-EBO1, Class M1 (g) (i)...........................      1.65%       11/25/50           4,052,000


                        See Notes to Financial Statements                Page 35


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2021


   PRINCIPAL                                                                           STATED        STATED
     VALUE                                  DESCRIPTION                                COUPON       MATURITY         VALUE
----------------  ----------------------------------------------------------------  ------------  ------------  ----------------
MORTGAGE-BACKED SECURITIES (CONTINUED)
                  COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
                  Chase Home Lending Mortgage Trust
$      4,118,835     Series 2019-1, Class A11, 1 Mo. LIBOR + 0.85% (b) (i)........      0.94%       03/25/50    $      4,149,189
         325,166     Series 2019-ATR2, Class A11, 1 Mo. LIBOR +
                        0.90% (b) (i).............................................      0.99%       07/25/49             327,129
                  CHL Mortgage Pass-Through Trust
          30,721     Series 2004-8, Class 2A1.....................................      4.50%       06/25/19              32,475
                  CIM Trust
       1,902,647     Series 2017-7, Class A (i)...................................      3.00%       04/25/57           1,927,969
       3,000,997     Series 2018-J1, Class A22 (i)................................      3.50%       03/25/48           3,041,470
       3,743,261     Series 2019-INV1, Class A11 (i)..............................      4.00%       02/25/49           3,784,195
       5,159,504     Series 2019-INV3, Class A11, 1 Mo. LIBOR + 1.00% (b) (i).....      1.04%       08/25/49           5,168,688
                  Citigroup Global Markets Mortgage Securities VII, Inc.
             243     Series 2003-UP2, Class PO1, PO...............................       (c)        12/25/18                 224
                  Connecticut Avenue Securities Trust
       5,855,262     Series 2019-R01, Class 2M2, 1 Mo. LIBOR + 2.45% (b) (i)......      2.54%       07/25/31           5,892,084
         715,904     Series 2019-R02, Class 1M2, 1 Mo. LIBOR + 2.30% (b) (i)......      2.39%       08/25/31             720,125
       7,106,091     Series 2019-R06, Class 2M2, 1 Mo. LIBOR + 2.10% (b) (i)......      2.19%       09/25/39           7,125,717
       8,397,114     Series 2019-R07, Class 1M2, 1 Mo. LIBOR + 2.10% (b) (i)......      2.19%       10/25/39           8,427,353
                  Federal Home Loan Mortgage Corporation STACR Debt Notes
      12,845,950     Series 2018-DNA1, Class M2, 1 Mo. LIBOR + 1.80% (b)..........      1.89%       07/25/30          12,928,509
                  Federal Home Loan Mortgage Corporation STACR REMIC Trust
       9,245,014     Series 2019-HQA4, Class M2, 1 Mo. LIBOR +
                        2.05% (b) (i).............................................      2.14%       11/25/49           9,270,947
       2,917,494     Series 2020-DNA1, Class M2, 1 Mo. LIBOR +
                        1.70% (b) (i).............................................      1.79%       01/25/50           2,927,106
       4,000,000     Series 2021-DNA3, Class M1, SOFR + 0.75% (b) (i).............      0.80%       10/25/33           4,003,977
       6,250,000     Series 2021-DNA5, Class M2, SOFR + 1.65% (b) (i).............      1.70%       01/25/34           6,289,953
       5,000,000     Series 2021-HQA3, Class M2, SOFR + 2.10% (b) (i).............      2.15%       09/25/41           5,007,574
                  Federal Home Loan Mortgage Corporation STACR Trust
      12,000,000     Series 2018-DNA2, Class M2, 1 Mo. LIBOR +
                        2.15% (b) (i).............................................      2.24%       12/25/30          12,131,424
       8,847,598     Series 2019-HQA3, Class M2, 1 Mo. LIBOR +
                        1.85% (b) (i).............................................      1.94%       09/25/49           8,893,014
                  Federal National Mortgage Association Connecticut Avenue
                    Securities
      10,354,464     Series 2018-C02, Class 2M2, 1 Mo. LIBOR + 2.20% (b)..........      2.29%       08/25/30          10,464,613
      13,832,714     Series 2018-C03, Class 1M2, 1 Mo. LIBOR + 2.15% (b)..........      2.24%       10/25/30          13,993,815
      14,037,606     Series 2018-C05, Class 1M2, 1 Mo. LIBOR + 2.35% (b)..........      2.44%       01/25/31          14,224,174
      11,419,971     Series 2018-C06, Class 1M2, 1 Mo. LIBOR + 2.00% (b)..........      2.09%       03/25/31          11,520,365
                  Flagstar Mortgage Trust
       1,285,256     Series 2018-2, Class A4 (i)..................................      3.50%       04/25/48           1,289,739
       2,513,880     Series 2018-4, Class B1 (d) (i)..............................      4.27%       07/25/48           2,533,451
       2,416,680     Series 2019-2, Class A11 (i).................................      3.50%       12/25/49           2,469,649
       4,297,089     Series 2020-1INV, Class A11, 1 Mo. LIBOR + 0.85% (b) (i).....      0.94%       03/25/50           4,303,745
      19,605,171     Series 2021-9INV, Class A1 (i)...............................      2.50%       09/25/41          20,150,525
      24,871,826     Series 2021-10IN, Class A1 (i)...............................      3.00%       10/25/51          25,522,127
      18,000,000     Series 2021-11IN, Class A6 (i)...............................      2.50%       11/25/51          18,371,954
                  GMACM Mortgage Loan Trust
             892     Series 2003-J10, Class A1....................................      4.75%       01/25/19                 880
                  GS Mortgage-Backed Securities Corp. Trust
       1,732,768     Series 2019-PJ3, Class A1 (i)................................      3.50%       03/25/50           1,750,790
                  JP Morgan Mortgage Trust
           6,657     Series 2004-S2, Class 5A1....................................      5.50%       12/25/19               6,656


Page 36                 See Notes to Financial Statements


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2021


   PRINCIPAL                                                                           STATED        STATED
     VALUE                                  DESCRIPTION                                COUPON       MATURITY         VALUE
----------------  ----------------------------------------------------------------  ------------  ------------  ----------------
MORTGAGE-BACKED SECURITIES (CONTINUED)
                  COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
                  JP Morgan Mortgage Trust (Continued)
$          8,095     Series 2014-IVR3, Class 2A1 (d) (i)..........................      2.33%       09/25/44    $          8,151
       4,940,103     Series 2015-IVR2, Class A5 (d) (i)...........................      2.31%       01/25/45           5,014,950
       1,206,747     Series 2018-5, Class A1 (i)..................................      3.50%       10/25/48           1,222,717
       1,243,451     Series 2018-5, Class A13 (i).................................      3.50%       10/25/48           1,265,360
       6,932,252     Series 2018-7FRB, Class A2, 1 Mo. LIBOR + 0.75% (b) (i)......      0.84%       04/25/46           6,939,722
       3,042,112     Series 2018-8, Class A7 (i)..................................      4.00%       01/25/49           3,071,354
       3,472,117     Series 2019-1, Class A5 (i)..................................      4.00%       05/25/49           3,523,242
       3,042,448     Series 2019-1, Class A11, 1 Mo. LIBOR + 0.95% (b) (i)........      1.04%       05/25/49           3,056,100
         883,949     Series 2019-2, Class A11, 1 Mo. LIBOR + 0.95% (b) (i)........      1.04%       08/25/49             885,538
       1,225,614     Series 2019-3, Class A11, 1 Mo. LIBOR + 0.95% (b) (i)........      1.04%       09/25/49           1,227,523
       1,219,911     Series 2019-5, Class A11, 1 Mo. LIBOR + 0.90% (b) (i)........      0.99%       11/25/49           1,225,806
       1,259,913     Series 2019-5, Class A15 (i).................................      4.00%       11/25/49           1,274,284
       1,314,028     Series 2019-8, Class A15 (i).................................      3.50%       03/25/50           1,336,833
       1,640,831     Series 2019-9, Class A11, 1 Mo. LIBOR + 0.90% (b) (i)........      0.99%       05/25/50           1,646,262
       8,035,546     Series 2019-INV2, Class A11, 1 Mo. LIBOR + 0.90% (b) (i).....      0.99%       02/25/50           8,104,754
       2,279,495     Series 2019-INV2, Class A15 (i)..............................      3.50%       02/25/50           2,314,283
         733,816     Series 2019-INV3, Class A4 (i)...............................      3.50%       05/25/50             736,925
          35,181     Series 2019-LTV2, Class A11, 1 Mo. LIBOR + 0.90% (b) (i).....      0.99%       12/25/49              35,259
         943,574     Series 2019-LTV3, Class A15 (i)..............................      3.50%       03/25/50             951,579
       7,634,866     Series 2020-INV1, Class A15 (i)..............................      3.50%       08/25/50           7,804,593
       2,166,153     Series 2020-LTV1, Class A11, 1 Mo. LIBOR + 1.00% (b) (i).....      1.09%       06/25/50           2,178,676
       8,608,027     Series 2021-3, Class A11, SOFR + 0.60% (b) (i)...............      0.65%       07/01/51           8,563,314
                  JPMorgan Wealth Management
      10,000,000     Series 2020-ATR1, Class A5 (i)...............................      3.00%       02/25/50          10,191,709
                  MASTR Seasoned Securitization Trust
           1,003     Series 2005-2, Class 3A1.....................................      6.00%       11/25/17               1,025
                  Mello Mortgage Capital Acceptance...............................
       7,115,165     Series 2018-MTG2, Class A9 (i)...............................      4.40%       10/25/48           7,170,993
      14,158,576     Series 2021-INV1, Class A4 (i)...............................      2.50%       06/25/51          14,459,506
                  Mello Warehouse Securitization Trust
       9,500,000     Series 2020-1, Class E, 1 Mo. LIBOR + 2.80% (b) (i)..........      2.89%       10/25/53           9,529,201
                  MetLife Securitization Trust
       3,433,299     Series 2018-1A, Class A (i)..................................      3.75%       03/25/57           3,564,607
                  MFA Trust
       9,129,674     Series 2021-NQM2, Class A1 (i)...............................      1.03%       11/25/64           9,103,459
                  MRA Issuance Trust
       6,000,000     Series 2021-8, Class A2X, 1 Mo. LIBOR + 1.15% (b) (g) (i)....      1.23%       05/15/22           6,000,000
      10,000,000     Series 2021-11, Class A1X, 1 Mo. LIBOR +
                        1.15% (b) (g) (i).........................................      1.23%       01/25/22          10,000,000
       6,000,000     Series 2021-14, Class A1X, 1 Mo. LIBOR + 1.25% (b) (i).......      1.33%       02/15/22           6,008,020
       6,000,000     Series 2021-EBO1, Class A2X, 1 Mo. LIBOR +
                        1.75% (b) (g) (i).........................................      1.83%       04/15/22           6,000,000
       8,000,000     Series 2021-EBO4, Class A1X, 1 Mo. LIBOR +
                        1.75% (b) (i).............................................      1.83%       02/16/22           8,011,243
                  New Residential Mortgage Loan Trust
       6,351,548     Series 2015-2A, Class B1 (i).................................      4.50%       08/25/55           6,727,783
       5,459,084     Series 2016-1A, Class A1 (i).................................      3.75%       03/25/56           5,808,455
       3,600,935     Series 2018-4A, Class A1M, 1 Mo. LIBOR + 0.90% (b) (i).......      0.99%       01/25/48           3,605,436
      30,739,864     Series 2018-4A, Class A1S, 1 Mo. LIBOR + 0.75% (b) (i).......      0.84%       01/25/48          30,778,289
                  OBX Trust
       2,520,267     Series 2018-EXP1, Class 1A3 (i)..............................      4.00%       04/25/48           2,549,037


                        See Notes to Financial Statements                Page 37


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2021


   PRINCIPAL                                                                           STATED        STATED
     VALUE                                  DESCRIPTION                                COUPON       MATURITY         VALUE
----------------  ----------------------------------------------------------------  ------------  ------------  ----------------
MORTGAGE-BACKED SECURITIES (CONTINUED)
                  COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
                  OBX Trust (Continued)
$      4,375,801     Series 2018-EXP1, Class 2A1, 1 Mo. LIBOR +
                        0.85% (b) (i).............................................      0.94%       04/25/48    $      4,410,601
          26,030     Series 2018-EXP2, Class 1A1 (i)..............................      4.00%       07/25/58              26,022
                  PRKCM Trust
       9,902,054     Series 2021-AFC1, Class A1 (i)...............................      1.51%       08/25/56           9,848,625
                  Provident Funding Mortgage Trust
       1,742,273     Series 2019-1, Class A5 (i)..................................      3.00%       12/25/49           1,748,204
          40,381     Series 2020-1, Class A3 (i)..................................      3.00%       02/25/50              40,413
       2,607,901     Series 2020-1, Class A5 (i)..................................      3.00%       02/25/50           2,623,494
      14,650,543     Series 2021-J1, Class A4 (i).................................      2.00%       10/25/51          14,680,010
                  Rate Mortgage Trust
      14,805,930     Series 2021-J3, Class A7 (i).................................      2.50%       10/25/51          15,041,164
                  Residential Accredit Loans, Inc.................................
           3,397     Series 2003-QS20, Class CB...................................      5.00%       11/25/18               3,616
                  Sequoia Mortgage Trust
       2,591,091     Series 2017-2, Class A19 (i).................................      3.50%       02/25/47           2,623,036
       1,852,047     Series 2017-CH1, Class A13 (i)...............................      4.00%       08/25/47           1,871,380
         437,328     Series 2020-1, Class A4 (i)..................................      3.50%       02/25/50             438,119
      13,200,000     Series 2020-1, Class A7 (i)..................................      3.50%       02/25/50          13,387,577
       4,793,676     Series 2020-1, Class A19 (i).................................      3.50%       02/25/50           4,880,685
                  TIAA Bank Mortgage Loan Trust
         579,409     Series 2018-3, Class A1 (i)..................................      4.00%       11/25/48             585,671
                  UWM Mortgage Trust
       5,000,000     Series 2021-INV3, Class A3 (i)...............................      2.50%       11/25/51           5,032,031
                  Verus Securitization Trust
       6,255,000     Series 2020-INV1, Class A3, steps up to 4.89% on
                        05/26/24 (i) (k)..........................................      3.89%       03/25/60           6,463,903
                  Vista Point Securitization Trust
       4,200,000     Series 2020-1, Class M1 (i)..................................      4.15%       03/25/65           4,292,555
                  Wells Fargo Mortgage Backed Securities Trust
       1,357,726     Series 2019-1, Class A1 (i)..................................      3.99%       11/25/48           1,364,166
         344,090     Series 2019-3, Class A1 (i)..................................      3.50%       07/25/49             347,207
                  WinWater Mortgage Loan Trust
       1,777,143     Series 2016-1, Class 1A18 (i)................................      3.50%       01/20/46           1,803,108
         694,183     Series 2016-1, Class 2A3 (i).................................      3.00%       12/20/30             702,236
       4,474,971     Series 2016-1, Class B1 (d) (i)..............................      3.82%       01/20/46           4,554,830
                                                                                                                ----------------
                                                                                                                     579,925,922
                                                                                                                ----------------
                  COMMERCIAL MORTGAGE-BACKED SECURITIES -- 3.4%
                  Austin Fairmont Hotel Trust
       5,000,000     Series 2019-FAIR, Class A, 1 Mo. LIBOR + 1.05% (b) (i).......      1.14%       09/15/32           5,002,095
                  BAMLL Commercial Mortgage Securities Trust
       7,000,000     Series 2013-WBRK, Class A (d) (i)............................      3.53%       03/10/37           7,342,481
                  BBCMS Mortgage Trust
      12,000,000     Series 2017-DELC, Class A, 1 Mo. LIBOR + 0.85% (b) (i).......      0.94%       08/15/36          12,008,249
       8,394,000     Series 2018-TALL, Class A, 1 Mo. LIBOR + 0.72% (b) (i).......      0.81%       03/15/37           8,356,075
                  BX Commercial Mortgage Trust
      15,000,000     Series 2019-IMC, Class A, 1 Mo. LIBOR + 1.00% (b) (i)........      1.09%       04/15/34          15,008,859
                  Citigroup Commercial Mortgage Trust
       2,915,000     Series 2014-GC23, Class B....................................      4.18%       07/10/47           3,102,543
      91,780,452     Series 2016-P4, Class XA, IO (d).............................      1.90%       07/10/49           6,667,969


Page 38                 See Notes to Financial Statements


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2021


   PRINCIPAL                                                                           STATED        STATED
     VALUE                                  DESCRIPTION                                COUPON       MATURITY         VALUE
----------------  ----------------------------------------------------------------  ------------  ------------  ----------------
MORTGAGE-BACKED SECURITIES (CONTINUED)
                  COMMERCIAL MORTGAGE-BACKED SECURITIES (CONTINUED)
                  COMM Mortgage Trust
$      4,450,000     Series 2012-CR3, Class AM (i)................................      3.42%       10/15/45    $      4,459,773
      10,000,000     Series 2013-CR13, Class AM...................................      4.45%       11/10/46          10,603,074
      10,000,000     Series 2014-CR15, Class AM...................................      4.43%       02/10/47          10,644,960
       6,850,000     Series 2014-CR21, Class AM...................................      3.99%       12/10/47           7,259,753
                  DBWF Mortgage Trust
      10,844,968     Series 2018-GLKS, Class A, 1 Mo. LIBOR + 1.03% (b) (i).......      1.11%       12/19/30          10,848,246
                  Fontainebleau Miami Beach Trust
       5,000,000     Series 2019-FBLU, Class C (i)................................      3.75%       12/10/36           5,185,911
                  GS Mortgage Securities Corp Trust
      19,050,000     Series 2019-BOCA, Class A, 1 Mo. LIBOR + 1.20% (b) (i).......      1.29%       06/15/38          19,121,424
                  GS Mortgage Securities Corp. II
      10,717,000     Series 2012-TMSQ, Class A (i)................................      3.01%       12/10/30          10,875,359
                  GS Mortgage Securities Trust
       5,351,971     Series 2014-GC18, Class A3...................................      3.80%       01/10/47           5,522,336
                  Hawaii Hotel Trust
       9,290,000     Series 2019-MAUI, Class A, 1 Mo. LIBOR + 1.15% (b) (i).......      1.24%       05/15/38           9,312,729
                  Morgan Stanley Bank of America Merrill Lynch Trust
       8,015,000     Series 2014-C15, Class AS....................................      4.26%       04/15/47           8,498,431
                  Motel Trust
       8,500,000     Series 2021-MTL6, Class A, 1 Mo. LIBOR + 0.90% (b) (i).......      0.99%       09/15/38           8,513,087
                  Ready Capital Mortgage Financing LLC
       5,000,000     Series 2021-FL6, Class A, 1 Mo. LIBOR + 0.95% (b) (i)........      1.04%       07/25/36           5,008,400
                  UBS-Barclays Commercial Mortgage Trust
       4,526,000     Series 2012-C3, Class B (d) (i)..............................      4.37%       08/10/49           4,646,691
                  VNDO Mortgage Trust
       4,775,000     Series 2012-6AVE, Class B (i)................................      3.30%       11/15/30           4,861,425
       8,596,226     Series 2012-6AVE, Class C (d) (i)............................      3.34%       11/15/30           8,737,190
                  Wells Fargo Commercial Mortgage Trust
      11,080,000     Series 2012-LC5, Class B.....................................      4.14%       10/15/45          11,348,814
       7,500,000     Series 2015-NXS2, Class B (d)................................      4.29%       07/15/58           8,086,126
      68,839,658     Series 2016-C37, Class XA, IO (d)............................      0.81%       12/15/49           2,334,153
       5,450,000     Series 2020-SDAL, Class C, 1 Mo. LIBOR + 1.74% (b) (i).......      1.83%       02/15/37           5,424,554
                  WFRBS Commercial Mortgage Trust
       9,400,000     Series 2012-C6, Class AS.....................................      3.84%       04/15/45           9,442,853
       4,527,434     Series 2013-C18, Class A4....................................      3.90%       12/15/46           4,752,124
                                                                                                                ----------------
                                                                                                                     232,975,684
                                                                                                                ----------------
                  TOTAL MORTGAGE-BACKED SECURITIES............................................................       812,901,606
                  (Cost $814,620,437)                                                                           ----------------

ASSET-BACKED SECURITIES -- 1.6%
                  Affirm Asset Securitization Trust
       7,000,000     Series 2021-A, Class A (i)...................................      0.88%       08/15/25           7,008,305
                  AMSR Trust
       2,500,000     Series 2020-SFR2, Class A (i)................................      1.63%       07/17/37           2,495,838
       6,393,000     Series 2020-SFR5, Class A (i)................................      1.38%       11/17/37           6,309,198
                  Corevest American Finance Trust
      12,361,801     Series 2020-3, Class A (i)...................................      1.36%       08/15/53          12,169,986
       6,683,936     Series 2020-4, Class A (i)...................................      1.17%       12/15/52           6,571,727
                  CWABS, Inc. Asset-Backed Certificates Trust
       3,849,849     Series 2004-5, Class M1, 1 Mo. LIBOR + 0.86% (b).............      0.94%       08/25/34           3,847,038
                  Diamond Resorts Owner Trust
       9,314,954     Series 2021-1A, Class A (i)..................................      1.51%       11/21/33           9,293,787


                        See Notes to Financial Statements                Page 39


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2021


   PRINCIPAL                                                                           STATED        STATED
     VALUE                                  DESCRIPTION                                COUPON       MATURITY         VALUE
----------------  ----------------------------------------------------------------  ------------  ------------  ----------------
ASSET-BACKED SECURITIES (CONTINUED)
                  FCI Funding LLC
$      7,810,500     Series 2019-1A, Class A (i)..................................      3.63%       02/18/31    $      7,879,804
                  FNA VI LLC
      11,849,921     Series 2021-1A, Class A (i)..................................      1.35%       01/10/32          11,772,583
                  GSAMP Trust
       7,193,944     Series 2006-SEA1, Class M2, 1 Mo. LIBOR + 1.65% (b) (i)......      1.74%       05/25/36           7,233,078
                  M360 Ltd.
       5,000,000     Series 2021-CRE3, Class A, 1 Mo. LIBOR + 1.50% (b) (i).......      1.59%       10/22/36           5,050,909
                  MF1 Ltd.
       4,000,000     Series 2021-FL7, Class A, 1 Mo. LIBOR + 1.08% (b) (i)........      1.17%       10/16/36           3,993,800
                  Sierra Timeshare Receivables Funding LLC
       3,194,441     Series 2019-1A, Class A (i)..................................      3.20%       01/20/36           3,289,407
       6,959,938     Series 2020-2A, Class A (i)..................................      1.33%       07/20/37           6,930,842
                  Towd Point Mortgage Trust
         146,699     Series 2015-3, Class A4B (i).................................      3.50%       03/25/54             148,168
         417,207     Series 2015-4, Class A2A (i).................................      3.50%       04/25/55             418,557
       2,112,781     Series 2015-5, Class A2 (i)..................................      3.50%       05/25/55           2,122,992
                  Tricon American Homes Trust
      14,927,933     Series 2020-SFR2, Class A (i)................................      1.48%       11/17/39          14,520,574
                                                                                                                ----------------
                  TOTAL ASSET-BACKED SECURITIES...............................................................       111,056,593
                  (Cost $111,949,166)                                                                           ----------------



     SHARES                                               DESCRIPTION                                                VALUE
----------------  --------------------------------------------------------------------------------------------  ----------------
EXCHANGE-TRADED FUNDS -- 0.0%
                  CAPITAL MARKETS -- 0.0%
          29,359  First Trust Long Duration Opportunities ETF (l).............................................           813,538
                  (Cost $805,933)                                                                               ----------------

MONEY MARKET FUNDS -- 11.4%
     389,719,596  BlackRock Treasury Trust Fund - Institutional Shares - 0.01% (m)............................       389,719,596
     379,615,465  Morgan Stanley Institutional Liquidity Funds - Treasury
                     Portfolio - Institutional Shares - 0.01% (m).............................................       379,615,465
                                                                                                                ----------------
                  TOTAL MONEY MARKET FUNDS....................................................................       769,335,061
                  (Cost $769,335,061)                                                                           ----------------

                  TOTAL INVESTMENTS -- 103.9%.................................................................     7,041,526,351
                  (Cost $7,030,360,221) (n)                                                                     ----------------



   PRINCIPAL                                                                           STATED        STATED
     VALUE                                  DESCRIPTION                                COUPON       MATURITY         VALUE
----------------  ----------------------------------------------------------------  ------------  ------------  ----------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES SOLD SHORT -- (8.5)%
                  Federal National Mortgage Association
$    (25,000,000)    Pool TBA.....................................................      2.00%       12/15/36         (25,609,375)
     (45,000,000)    Pool TBA.....................................................      1.50%       11/15/51         (43,577,929)
     (63,128,702)    Pool TBA (j).................................................      3.50%       11/15/51         (66,719,148)
     (46,483,125)    Pool TBA (j).................................................      4.00%       11/15/51         (49,773,169)
     (50,000,000)    Pool TBA.....................................................      1.50%       12/15/51         (48,347,656)
    (275,000,000)    Pool TBA (j).................................................      4.00%       12/15/51        (294,442,984)
     (42,000,000)    Pool TBA (j).................................................      4.50%       12/15/51         (45,435,125)
                                                                                                                ----------------
                  TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES SOLD SHORT..........................      (573,905,386)
                  (Proceeds $574,421,984)                                                                       ----------------


Page 40                 See Notes to Financial Statements


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2021


   NUMBER OF                                                          NOTIONAL        EXERCISE     EXPIRATION
   CONTRACTS                       DESCRIPTION                         AMOUNT          PRICE          DATE           VALUE
----------------  ----------------------------------------------  ----------------  ------------  ------------  ----------------
WRITTEN OPTIONS -- (0.1)%
CALL OPTIONS WRITTEN -- (0.0)%
            (500) U.S. 5-Year Treasury Futures Call.............  $    (60,875,000)   $124.00       11/26/21    $         (3,906)
          (1,500) U.S. 5-Year Treasury Futures Call.............      (182,625,000)    122.50       11/26/21            (187,500)
            (155) U.S. 5-Year Treasury Futures Call.............       (18,871,250)    124.50       11/26/21              (1,211)
          (1,550) U.S. Treasury Long Bond Futures Call..........      (249,307,813)    164.00       11/26/21            (726,563)
            (250) U.S. Treasury Long Bond Futures Call..........       (39,820,313)    164.00       12/23/21            (144,531)
                                                                                                                ----------------
                  TOTAL CALL OPTIONS WRITTEN..................................................................        (1,063,711)
                  (Premiums received $736,448)                                                                  ----------------

PUT OPTIONS WRITTEN -- (0.1)%
            (600) U.S. 5-Year Treasury Futures Put..............       (73,050,000)    122.50       11/26/21            (525,000)
          (1,500) U.S. 5-Year Treasury Futures Put..............      (182,625,000)    122.75       11/26/21          (1,617,188)
          (1,000) U.S. 10-Year Treasury Futures Put.............      (130,703,120)    131.00       11/26/21            (828,125)
          (1,083) U.S. Treasury Long Bond Futures Put...........      (174,193,781)    155.00       11/26/21            (236,906)
          (1,650) U.S. Treasury Long Bond Futures Put...........      (265,392,188)    156.00       11/26/21            (515,625)
             (25) U.S. Treasury Long Bond Futures Put...........        (4,021,094)    157.00       11/26/21             (11,328)
            (600) U.S. Treasury Long Bond Futures Put...........       (95,568,750)    153.00       12/23/21            (290,625)
                                                                                                                ----------------
                  TOTAL PUT OPTIONS WRITTEN...................................................................        (4,024,797)
                  (Premiums received $3,388,604)                                                                ----------------

                  TOTAL WRITTEN OPTIONS.......................................................................        (5,088,508)
                  (Premiums received $4,125,052)                                                                ----------------

                  NET OTHER ASSETS AND LIABILITIES -- 4.7%....................................................       318,435,255
                                                                                                                ----------------
                  NET ASSETS -- 100.0%........................................................................  $  6,780,967,712
                                                                                                                ================


FUTURES CONTRACTS AT OCTOBER 31, 2021 (See Note 2D - Futures Contracts in the
Notes to Financial Statements):


                                                                                                                   UNREALIZED
                                                                                                                  APPRECIATION
                                                                      NUMBER OF   EXPIRATION      NOTIONAL      (DEPRECIATION)/
                  FUTURES CONTRACTS                      POSITION     CONTRACTS      DATE           VALUE            VALUE
------------------------------------------------------  -----------  -----------  -----------  ---------------  ----------------
U.S. 5-Year Treasury Notes                                 Short        1,263      Dec-2021    $  (153,770,250) $        892,083
U.S. 10-Year Treasury Notes                                Short        1,346      Dec-2021       (175,926,406)        3,941,705
U.S. 10-Year Ultra Treasury Notes                          Short        2,324      Dec-2021       (337,052,625)        5,079,823
U.S. Treasury Long Bond Futures                            Short        2,580      Dec-2021       (414,976,875)        4,957,595
Ultra U.S. Treasury Bond Futures                           Short          225      Dec-2021        (44,191,406)         (423,482)
                                                                                               ---------------  ----------------
                                                                                               $(1,125,917,562) $     14,447,724
                                                                                               ===============  ================


-----------------------------

(a)   Pursuant to procedures adopted by the Trust's Board of Trustees, this security has been determined to be illiquid by First Trust Advisors L.P.
      (the "Advisor"), the Fund's advisor.

(b)   Floating or variable rate security.

(c)   Zero coupon security.

(d)   Collateral Strip Rate bond. Coupon is based on the weighted net interest rate of the investment's underlying collateral. The interest rate resets periodically.

(e)   Inverse floating rate security.

(f)   Weighted Average Coupon security. Coupon is based on the blended interest rate of the underlying holdings, which may have different coupons. The coupon may change in any period.

(g)   This security is fair valued by the Advisor's Pricing Committee in accordance with procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the Investment Company Act of 1940, as amended. At October 31, 2021, securities noted as such are valued at
      $97,311,183 or 1.4% of net assets.

(h)   This security's value was determined using significant unobservable inputs
      (see Note 2A - Portfolio Valuation in the Notes to Financial Statements).

                        See Notes to Financial Statements                Page 41


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2021

(i)   This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A of the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust's Board of Trustees, this security has been determined to be liquid by the Advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At October 31, 2021, securities noted as such amounted to $772,321,715 or 11.4% of net assets.

(j)   All or a portion of this security is part of a mortgage dollar roll agreement (see Note 2I- Mortgage Dollar Rolls and TBA Transactions in the
      Notes to Financial Statements).

(k)   Step-up security. A security where the coupon increases or steps up at a predetermined date.

(l)   Investment in an affiliated fund.

(m)   Rate shown reflects yield as of October 31, 2021.

(n)   Aggregate cost for federal income tax purposes is $6,455,165,449. As of
      October 31, 2021, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was
      $100,284,607 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was
      $73,381,367. The net unrealized appreciation was $26,903,240. The amounts presented are inclusive of investments sold short and derivative contracts.

IO    - Interest-Only Security - Principal amount shown represents par value on which interest payments are based.

LIBOR - London Interbank Offered Rate

PO    - Principal-Only Security

REMIC - Real Estate Mortgage Investment Conduit

SOFR  - Secured Overnight Financing Rate

STRIPS - Separate Trading of Registered Interest and Principal of Securities

TBA   - To-Be-Announced Security

Page 42                 See Notes to Financial Statements


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2021

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of October 31,
2021 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):


                                                          ASSETS TABLE
                                                                                                  LEVEL 2            LEVEL 3
                                                             TOTAL             LEVEL 1          SIGNIFICANT        SIGNIFICANT
                                                           VALUE AT            QUOTED           OBSERVABLE        UNOBSERVABLE
                                                          10/31/2021           PRICES             INPUTS             INPUTS
                                                        ---------------    ---------------    ---------------    ---------------
U.S. Government Agency Mortgage-Backed Securities.....  $ 5,347,419,553    $            --    $ 5,333,893,897    $    13,525,656
Mortgage-Backed Securities............................      812,901,606                 --        812,901,606                 --
Asset-Backed Securities...............................      111,056,593                 --        111,056,593                 --
Exchange-Traded Funds*................................          813,538            813,538                 --                 --
Money Market Funds....................................      769,335,061        769,335,061                 --                 --
                                                        ---------------    ---------------    ---------------    ---------------
Total Investments.....................................    7,041,526,351        770,148,599      6,257,852,096         13,525,656
Futures Contracts**...................................       14,871,206         14,871,206                 --                 --
                                                        ---------------    ---------------    ---------------    ---------------
Total.................................................  $ 7,056,397,557    $   785,019,805    $ 6,257,852,096    $    13,525,656
                                                        ===============    ===============    ===============    ===============

                                                       LIABILITIES TABLE
                                                                                                  LEVEL 2            LEVEL 3
                                                             TOTAL             LEVEL 1          SIGNIFICANT        SIGNIFICANT
                                                           VALUE AT            QUOTED           OBSERVABLE        UNOBSERVABLE
                                                          10/31/2021           PRICES             INPUTS             INPUTS
                                                        ---------------    ---------------    ---------------    ---------------
U.S. Government Agency Mortgage-Backed Securities
   Sold Short.........................................  $  (573,905,386)   $            --    $  (573,905,386)   $            --
Call Options Written..................................       (1,063,711)        (1,063,711)                --                 --
Put Options Written...................................       (4,024,797)        (4,024,797)                --                 --
Futures Contracts**...................................         (423,482)          (423,482)                --                 --
                                                        ---------------    ---------------    ---------------    ---------------
Total.................................................  $  (579,417,376)   $    (5,511,990)   $  (573,905,386)   $            --
                                                        ===============    ===============    ===============    ===============


*  See Portfolio of Investments for industry breakout.
** Includes cumulative appreciation/depreciation on futures contracts as reported in the Futures Contracts table. Only the current day's variation margin is presented on the Statement of Assets and Liabilities.

Level 3 Investments that are fair valued by the Advisor's Pricing Committee are footnoted in the Portfolio of Investments. All Level 3 values are based on unobservable inputs.

                        See Notes to Financial Statements                Page 43


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2021


ASSETS:
Investments, at value - Unaffiliated......................................   $ 7,040,712,813
Investments, at value - Affiliated........................................           813,538
                                                                             ---------------
Total investments, at value...............................................     7,041,526,351
Cash......................................................................       456,390,068
Cash segregated as collateral for open futures and options contracts......        28,926,432
Receivables:
   Investment securities sold.............................................     2,725,747,108
   Capital shares sold....................................................        85,738,516
   Interest...............................................................        22,009,814
   Dividends..............................................................             4,275
                                                                             ---------------
      Total Assets........................................................    10,360,342,564
                                                                             ---------------
LIABILITIES:
Investments sold short, at value (proceeds $574,421,984)..................       573,905,386
Options contracts written, at value.......................................         5,088,508
Payables:
   Investment securities purchased........................................     2,985,022,200
   Distributions to shareholders..........................................        10,295,875
   Investment advisory fees...............................................         3,708,639
   Variation margin.......................................................         1,354,244
                                                                             ---------------
      Total Liabilities...................................................     3,579,374,852
                                                                             ---------------
NET ASSETS................................................................   $ 6,780,967,712
                                                                             ===============
NET ASSETS CONSIST OF:
Paid-in capital...........................................................   $ 6,835,520,232
Par value.................................................................         1,345,500
Accumulated distributable earnings (loss).................................       (55,898,020)
                                                                             ---------------
NET ASSETS................................................................   $ 6,780,967,712
                                                                             ===============
NET ASSET VALUE, per share................................................   $         50.40
                                                                             ===============
Number of shares outstanding (unlimited number of shares authorized,
   par value $0.01 per share).............................................       134,550,002
                                                                             ===============
Investments, at cost - Unaffiliated.......................................   $ 7,029,554,288
                                                                             ===============
Investments, at cost - Affiliated.........................................   $       805,933
                                                                             ===============
Total investments, at cost................................................   $ 7,030,360,221
                                                                             ===============
Premiums received on options contracts written............................   $     4,125,052
                                                                             ===============


Page 44                 See Notes to Financial Statements


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2021


INVESTMENT INCOME:
Interest..................................................................   $    94,992,696
Dividends - Unaffiliated..................................................            46,418
Dividends - Affiliated....................................................            21,831
                                                                             ---------------
   Total investment income................................................        95,060,945
                                                                             ---------------
EXPENSES:
Investment advisory fees..................................................        44,216,363
                                                                             ---------------
   Total expenses.........................................................        44,216,363
                                                                             ---------------
NET INVESTMENT INCOME (LOSS)..............................................        50,844,582
                                                                             ---------------
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments - Unaffliliated............................................         2,634,706
   Investments - Affliliated..............................................                --
   Investments sold short.................................................        (2,556,163)
   Futures contracts......................................................        18,369,982
   Purchased options contracts............................................          (991,221)
   Written options contracts..............................................        13,732,473
                                                                             ---------------
Net realized gain (loss)..................................................        31,189,777
                                                                             ---------------
Net change in unrealized appreciation (depreciation) on:
   Investments - Unaffiliated.............................................       (91,213,647)
   Investments - Affiliated...............................................           (30,126)
   Investments sold short.................................................           748,840
   Futures contracts......................................................         5,189,286
   Purchased options contracts............................................                --
   Written options contracts..............................................          (963,456)
                                                                             ---------------
Net change in unrealized appreciation (depreciation)......................       (86,269,103)
                                                                             ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS)...................................       (55,079,326)
                                                                             ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS........................................................   $    (4,234,744)
                                                                             ===============


                        See Notes to Financial Statements                Page 45


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

STATEMENTS OF CHANGES IN NET ASSETS


                                                                                  YEAR               YEAR
                                                                                 ENDED              ENDED
                                                                               10/31/2021         10/31/2020
                                                                             --------------     --------------
OPERATIONS:
Net investment income (loss)..............................................   $   50,844,582     $   80,552,527
Net realized gain (loss)..................................................       31,189,777        (64,269,937)
Net change in unrealized appreciation (depreciation)......................      (86,269,103)        48,842,781
                                                                             --------------     --------------
Net increase (decrease) in net assets resulting from operations...........       (4,234,744)        65,125,371
                                                                             --------------     --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations.....................................................      (48,092,827)       (98,308,815)
Return of capital.........................................................      (90,717,550)       (19,702,687)
                                                                             --------------     --------------
Total distributions to shareholders.......................................     (138,810,377)      (118,011,502)
                                                                             --------------     --------------
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold.................................................    1,099,737,143      2,755,885,309
Cost of shares redeemed...................................................     (565,466,073)       (78,726,417)
                                                                             --------------     --------------
Net increase (decrease) in net assets resulting from
   shareholder transactions...............................................      534,271,070      2,677,158,892
                                                                             --------------     --------------
Total increase (decrease) in net assets...................................      391,225,949      2,624,272,761

NET ASSETS:
Beginning of period.......................................................    6,389,741,763      3,765,469,002
                                                                             --------------     --------------
End of period.............................................................   $6,780,967,712     $6,389,741,763
                                                                             ==============     ==============
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period...................................      124,200,002          72,600,002
Shares sold...............................................................       21,450,000         53,150,000
Shares redeemed...........................................................      (11,100,000)        (1,550,000)
                                                                             --------------     --------------
Shares outstanding, end of period.........................................      134,550,002        124,200,002
                                                                             ==============     ==============


Page 46                 See Notes to Financial Statements


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                                             YEAR ENDED OCTOBER 31,
                                                  ----------------------------------------------------------------------------
                                                      2021            2020            2019            2018            2017
                                                  ------------    ------------    ------------    ------------    ------------
Net asset value, beginning of period............   $    51.45      $    51.87      $    50.78      $    51.76      $    52.54
                                                   ----------      ----------      ----------      ----------      ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)....................         0.39            0.87            1.24            1.17            1.13
Net realized and unrealized gain (loss).........        (0.40)          (0.10)           1.21           (0.74)          (0.50)
                                                   ----------      ----------      ----------      ----------      ----------
Total from investment operations................        (0.01)           0.77            2.45            0.43            0.63
                                                   ----------      ----------      ----------      ----------      ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income...........................        (0.36)          (0.99)          (1.23)          (1.13)          (1.14)
Net realized gain...............................           --              --           (0.05)          (0.28)          (0.02)
Return of capital...............................        (0.68)          (0.20)          (0.08)             --           (0.25)
                                                   ----------      ----------      ----------      ----------      ----------
Total distributions.............................        (1.04)          (1.19)          (1.36)          (1.41)          (1.41)
                                                   ----------      ----------      ----------      ----------      ----------
Net asset value, end of period..................   $    50.40      $    51.45      $    51.87      $    50.78      $    51.76
                                                   ==========      ==========      ==========      ==========      ==========
TOTAL RETURN (a)................................        (0.02)%          1.50%           4.88%           0.84%           1.22%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)............   $6,780,968      $6,389,742      $3,765,469      $1,729,078      $  846,322
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average
   net assets (b)...............................         0.65%           0.65%           0.65%           0.65%           0.65%
Ratio of net investment income (loss) to average
   net assets...................................         0.75%           1.57%           2.41%           2.32%           2.20%
Portfolio turnover rate (c) (d).................          495%            434%            373%            331%            190%


(a)   Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(b)   The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund invests. This ratio does not include these indirect fees and expenses.

(c)   Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

(d)   The portfolio turnover rate not including mortgage dollar rolls was 368%,
      245%, 246%, 117% and 97% for the years ended October 31, 2021, 2020, 2019,
      2018 and 2017, respectively.

                        See Notes to Financial Statements                Page 47


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

               FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)
                                OCTOBER 31, 2021

                                1. ORGANIZATION

First Trust Exchange-Traded Fund IV (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on September 15,
2010, and is registered with the Securities and Exchange Commission under the
Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of ten funds that are offering shares. This report covers the First Trust Low Duration Opportunities ETF (the "Fund"), a
diversified series of the Trust, which trades under the ticker "LMBS" on The
Nasdaq Stock Market LLC ("Nasdaq"). The Fund represents a separate series of shares of beneficial interest in the Trust. Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value
("NAV"), only in large blocks of shares known as "Creation Units."

The Fund is an actively managed exchange-traded fund ("ETF"). The Fund's primary investment objective is to generate current income. The Fund's secondary investment objective is to provide capital appreciation. The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 60% of its net assets (including investment borrowings) in mortgage-related debt securities and other mortgage-related instruments
(collectively, "Mortgage-Related Investments"). The Fund normally expects to invest in Mortgage-Related Investments tied to residential and commercial mortgages. Mortgage-Related Investments include residential mortgage-backed securities, commercial mortgage-backed securities, stripped mortgage-backed securities, collateralized mortgage obligations and real estate mortgage investment conduits. The Fund may also invest in investment companies, including
ETFs, that invest primarily in Mortgage-Related Investments. The Fund will limit its investments in Mortgage-Related Investments that are not issued or guaranteed by Government Entities(1) to 20% of its net assets (including investment borrowings). The Fund may invest, without limitation, in mortgage dollar rolls. The Fund intends to enter into mortgage dollar rolls only with high quality securities dealers and banks, as determined by the Fund's investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor").
The Fund may also invest in to-be-announced transactions ("TBA Transactions").
Further, the Fund may enter into short sales as part of its overall portfolio management strategies or to offset a potential decline in the value of a security; however, the Fund does not expect, under normal market conditions, to engage in short sales with respect to more than 30% of the value of its net assets (including investment borrowings). Although the Fund intends to invest primarily in investment grade securities, the Fund may invest up to 20% of its net assets (including investment borrowings) in securities of any credit quality, including securities that are below investment grade, which are also known as high yield securities, or commonly referred to as "junk" bonds, or unrated securities that have not been judged by the Advisor to be of comparable quality to rated investment grade securities. In the case of a split rating between one or more of the nationally recognized statistical rating organizations, the Fund will consider the highest rating. The Fund targets an estimated effective duration of three years or less.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting
Standards Codification Topic 946, "Financial Services-Investment Companies." The
following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

The Fund's NAV is determined daily as of the close of regular trading on the New
York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the
NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund's NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Advisor's Pricing Committee, in accordance with valuation procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the
Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund's investments are valued as follows:

-----------------------------
(1)   "Government Entities" means the U.S. government, its agencies and instrumentalities, and U.S. government-sponsored entities.


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)
                                OCTOBER 31, 2021

      U.S. government securities, mortgage-backed securities, asset-backed securities and other debt securities are fair valued on the basis of valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Trust's Board of Trustees, which may use the following valuation inputs when available:

            1)    benchmark yields;
            2)    reported trades;
            3)    broker/dealer quotes;
            4)    issuer spreads;
            5)    benchmark securities;
            6)    bids and offers; and
            7)    reference data including market research publications.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Common stocks and other equity securities listed on any national or foreign exchange (excluding Nasdaq and the London Stock Exchange
      Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and
      AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Shares of open-end funds are valued at fair value which is based on NAV per share.

      Exchange-traded futures contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded futures contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Exchange-traded options contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded options contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor's Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination.
      Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:

            1)    the credit conditions in the relevant market and changes
                  thereto;
            2)    the liquidity conditions in the relevant market and changes thereto;
            3)    the interest rate conditions in the relevant market and
                  changes thereto (such as significant changes in interest
                  rates);
            4)    issuer-specific conditions (such as significant credit
                  deterioration); and
            5)    any other market-based data the Advisor's Pricing Committee considers relevant. In this regard, the Advisor's Pricing
                  Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of
1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

            1)    the fundamental business data relating to the issuer;

            2)    an evaluation of the forces which influence the market in
                  which these securities are purchased and sold;

                                                                         Page 49


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)
                                OCTOBER 31, 2021

            3)    the type, size and cost of a security;

            4)    the financial statements of the issuer;

            5)    the credit quality and cash flow of the issuer, based on the
                  Advisor's or external analysis;

            6)    the information as to any transactions in or offers for the security;

            7)    the price and extent of public trading in similar securities of the issuer/borrower, or comparable companies;

            8)    the coupon payments;

            9)    the quality, value and salability of collateral, if any,
                  securing the security;

           10)    the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer's management (for corporate debt
                  only);

           11)    the prospects for the issuer's industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry (for corporate debt only); and

           12)    other relevant factors.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o     Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o     Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o     Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little
                  information is released publicly.

            o     Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves
                  observable at commonly quoted intervals, volatilities,
                  prepayment speeds, loss severities, credit risks, and default rates).

            o     Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o     Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of October 31, 2021, is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis.
Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.

The United Kingdom's Financial Conduct Authority, which regulates the London
Interbank Offered Rates ("LIBOR"), announced on March 5, 2021 that all non-USD
LIBOR reference rates and the 1-week and 2-month USD LIBOR reference rates will cease to be provided or no longer be representative immediately after December
31, 2021 and the remaining USD LIBOR settings will cease to be provided or no longer be representative immediately after June 30, 2023. The International
Swaps and Derivatives Association, Inc. ("ISDA") confirmed that the March 5,
2021 announcement constituted an index cessation event under the Interbank
Offered Rates ("IBOR") Fallbacks Supplement and the ISDA 2020 IBOR Fallbacks
Protocol for all 35 LIBOR settings and confirmed that the spread adjustment to be used in ISDA fallbacks was fixed as of the date of the announcement.

In the United States, the Alternative Reference Rates Committee (the "ARRC"), a
group of market participants convened by the Board of Governors of the Federal
Reserve System and the Federal Reserve Bank of New York in cooperation with other federal and state government agencies, has since 2014 undertaken efforts to identify U.S. dollar reference interest rates as alternatives to LIBOR and to facilitate the mitigation of LIBOR-related risks. In June 2017, the ARRC identified the Secured Overnight Financing Rate ("SOFR"), a broad measure of the cost of cash overnight borrowing collateralized by U.S. Treasury securities, as the preferred alternative for U.S. dollar LIBOR. The Federal Reserve Bank of New
York began daily publishing of SOFR in April 2018.

At this time, it is not possible to predict the full impact of the elimination of LIBOR and the establishment of an alternative reference rate on the Fund or its investments.


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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
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               FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)
                                OCTOBER 31, 2021

The Fund invests in interest-only securities. For these securities, if there is a change in the estimated cash flows, based on an evaluation of current information, then the estimated yield is adjusted. Additionally, if the evaluation of current information indicates a permanent impairment of the security, the cost basis of the security is written down and a loss is recognized. Debt obligations may be placed on non-accrual status and the related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. The
Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At October 31, 2021, the Fund had no when-issued or delayed-delivery securities. At October 31, 2021, the Fund held $670,505,117 of forward purchase commitments.

C. SHORT SALES

Short sales are utilized to manage interest rate and spread risk, and are transactions in which securities or other instruments (such as options, forwards, futures or other derivative contracts) are sold that are not currently owned in the Fund's portfolio. When the Fund engages in a short sale, the Fund must borrow the security sold short and deliver the security to the counterparty. Short selling allows the Fund to profit from a decline in a market price to the extent such decline exceeds the transaction costs and the costs of borrowing the securities. The Fund is charged a fee or premium to borrow the securities sold short and is obligated to repay the lenders of the securities.
Any dividends or interest that accrues on the securities during the period of the loan are due to the lenders. A gain, limited to the price at which the security was sold short, or a loss, unlimited in size, will be recognized upon the termination of the short sale; which is effected by the Fund purchasing the security sold short and delivering the security to the lender. Any such gain or loss may be offset, completely or in part, by the change in the value of the long portion of the Fund's portfolio. The Fund is subject to the risk it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund.

D. FUTURES CONTRACTS

The Fund may purchase or sell (i.e., is long or short) exchange-listed futures contracts to hedge against or gain exposure to changes in interest rates
(interest rate risk). Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Open futures contracts can also be closed out prior to settlement by entering into an offsetting transaction in a matching futures contract. If the Fund is not able to enter into an offsetting transaction, the
Fund will continue to be required to maintain margin deposits on the futures contract. When the contract is closed or expires, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or expired. This gain or loss is included in "Net realized gain (loss) on futures contracts" on the
Statement of Operations.

Upon entering into a futures contract, the Fund must deposit funds, called margin, with its custodian in the name of the clearing broker equal to a specified percentage of the current value of the contract. Open futures contracts are marked-to-market daily with the change in value recognized as a component of "Net change in unrealized appreciation (depreciation) on futures contracts" on the Statement of Operations. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are included in "Variation margin" receivable or payable on the Statement of Assets and Liabilities. If market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contract and may realize a loss. The use of futures contracts involves the risk of imperfect correlation in movements in the price of the futures contracts, interest rates and the underlying instruments.

E. OPTIONS CONTRACTS

The Fund may invest in exchange-listed options on U.S. Treasury securities, exchange-listed options on U.S. Treasury futures contracts and exchange-listed
U.S. Treasury futures contracts. The Fund may also invest up to 20% of its net assets in over-the-counter derivatives. The Fund uses derivative instruments primarily to hedge interest rate risk and actively manage interest rate exposure. The primary risk exposure is interest rate risk.

The Fund may purchase (buy) or write (sell) put and call options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position
(put) in a futures contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite

                                                                         Page 51

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               FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)
                                OCTOBER 31, 2021

short position. In the case of a put option, the opposite is true. Prior to exercise or expiration, a futures option contract may be closed out by an offsetting purchase or sale of a futures option of the same series. When the
Fund writes (sells) an option, an amount equal to the premium received by the
Fund is included in "Options contracts written, at value" on the Statement of
Assets and Liabilities. When the Fund purchases (buys) an option, the premium paid represents the cost of the option, which is included in "Premiums paid on options contracts purchased" on the Statement of Assets and Liabilities. Options
are marked-to-market daily and their value is affected by changes in the value of the underlying security, changes in interest rates, changes in the actual or perceived volatility of the securities markets and the underlying securities, and the remaining time to the option's expiration. The value of options may also be adversely affected if the market for the options becomes less liquid or the trading volume diminishes.

The Fund uses options on futures contracts in connection with hedging strategies. Generally, these strategies are applied under the same market and market sector conditions in which the Fund uses put and call options on securities. The purchase of put options on futures contracts is analogous to the purchase of puts on securities so as to hedge the Fund's securities holdings against the risk of declining market prices. The writing of a call option or the purchasing of a put option on a futures contract constitutes a partial hedge against declining prices of securities which are deliverable upon exercise of the futures contract. If the price at expiration of a written call option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's holdings of securities. If the price when the option is exercised is above the exercise price, however, the Fund will incur a loss, which may be offset, in whole or in part, by the increase in the value of the securities held by the Fund that were being hedged. Writing a put option or purchasing a call option on a futures contract serves as a partial hedge against an increase in the value of the securities the Fund intends to acquire. Realized gains and losses on written options are included in "Net realized gain (loss) on written options contracts" on the Statement of Operations. Realized gains and losses on purchased options are included in "Net realized gain (loss) on purchased options contracts" on the Statement of Operations.

The Fund is required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund. The Fund will pledge in a segregated account at the Fund's custodian, liquid assets, such as cash, U.S. government securities or other high-grade liquid debt obligations equal in value to the amount due on the underlying obligation. Such segregated assets will be marked-to-market daily, and additional assets will be pledged in the segregated account whenever the total value of the pledged assets falls below the amount due on the underlying obligation.

The risks associated with the use of options on future contracts include the risk that the Fund may close out its position as a writer of an option only if a liquid secondary market exists for such options, which cannot be assured. The
Fund's successful use of options on futures contracts depends on the Advisor's ability to correctly predict the movement in prices on futures contracts and the underlying instruments, which may prove to be incorrect. In addition, there may be imperfect correlation between the instruments being hedged and the futures contract subject to option.

F. INTEREST-ONLY SECURITIES

An interest-only security ("IO Security") is the interest-only portion of a mortgage-backed security that receives some or all of the interest portion of the underlying mortgage-backed security and little or no principal. A reference principal value called a notional value is used to calculate the amount of interest due to the IO Security. IO Securities are sold at a deep discount to their notional principal amount. Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of an IO Security will fall. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of an IO Security will rise. These securities, if any, are identified on the Portfolio of Investments.

G. PRINCIPAL-ONLY SECURITIES

A principal-only security ("PO Security") is the principal-only portion of a mortgage-backed security that does not receive any interest, is priced at a deep discount to its redemption value and ultimately receives the redemption value.
Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of a PO Security will rise. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of a
PO Security will fall. These securities, if any, are identified on the Portfolio of Investments.

H. STRIPPED MORTGAGE-BACKED SECURITIES

Stripped mortgage-backed securities are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security's principal or interest payments. Mortgage-backed securities may be partially


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)
                                OCTOBER 31, 2021

stripped so that each investor class receives some interest and some principal.
When securities are completely stripped, however, all of the interest is distributed to holders of one type of security known as an IO Security and all of the principal is distributed to holders of another type of security known as a PO Security. These securities, if any, are identified on the Portfolio of
Investments.

I. MORTGAGE DOLLAR ROLLS AND TBA TRANSACTIONS

The Fund may invest, without limitation, in mortgage dollar rolls. The Fund intends to enter into mortgage dollar rolls only with high quality securities dealers and banks, as determined by the Fund's investment advisor. In a mortgage dollar roll, the Fund will sell (or buy) mortgage-backed securities for delivery on a specified date and simultaneously contract to repurchase (or sell)
substantially similar (same type, coupon and maturity) securities on a future date. Mortgage dollar rolls are recorded as separate purchases and sales in the
Fund. The Fund may also invest in TBA Transactions. A TBA Transaction is a method of trading mortgage-backed securities. TBA Transactions generally are conducted in accordance with widely-accepted guidelines which establish commonly observed terms and conditions for execution, settlement and delivery. In a TBA
Transaction, the buyer and the seller agree on general trade parameters such as agency, settlement date, par amount and price.

J. AFFILIATED TRANSACTIONS

The Fund invests in securities of affiliated funds. Dividend income and realized gains and losses, and change in appreciation (depreciation) from affiliated funds are presented on the Statement of Operations. The Fund's investment performance and risks are directly related to the investment performance and risks of the affiliated funds.

Amounts related to these investments at October 31, 2021 and for the fiscal year then ended are as follows:


                                                                            CHANGES IN
                                                                            UNREALIZED     REALIZED
                           SHARES AT    VALUE AT                           APPRECIATION      GAIN      VALUE AT   DIVIDEND
      SECURITY NAME        10/31/2021  10/31/2020  PURCHASES    SALES     (DEPRECIATION)    (LOSS)    10/31/2021   INCOME
---------------------------------------------------------------------------------------------------------------------------
First Trust Long Duration
   Opportunities ETF           29,359  $  342,924  $ 500,740  $      --  $        (30,126) $      --  $  813,538  $  21,831


K. DIVIDENDS AND DISTRIBUTION TO SHAREHOLDERS

Dividends from net investment income, if any, are declared and paid monthly by the Fund, or as the Board of Trustees may determine from time to time.
Distributions of net realized gains earned by the Fund, if any, are distributed at least annually.

Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom the shares were purchased makes such option available. Such shares will generally be reinvested by the broker based upon the market price of those shares and investors may be subject to customary brokerage commissions charged by the broker.

Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

The tax character of distributions paid during the fiscal years ended October
31, 2021 and 2020 was as follows:

Distributions paid from:                               2021            2020
Ordinary income.................................  $   48,718,452  $   87,387,315
Capital gains...................................              --              --
Return of capital...............................      90,717,550      19,702,687

As of October 31, 2021, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed ordinary income...................  $  (10,258,184)
Accumulated capital and other gain (loss).......     (72,543,076)
Net unrealized appreciation (depreciation)......      26,903,240

                                                                         Page 53

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)
                                OCTOBER 31, 2021

L. INCOME TAXES

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of
4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2018,
2019, 2020, and 2021 remain open to federal and state audit. As of October 31,
2021, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains.
The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2021, the
Fund had non-expiring capital loss carryforwards available for federal income tax purposes of $72,543,076.

During the taxable year ended October 31, 2021, the Fund utilized non-expiring capital loss carryforwards in the amount of $36,399,411.

Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended October 31, 2021, the Fund had no net late year ordinary or capital losses.

In order to present paid-in capital and accumulated distributable earnings
(loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation
(depreciation) on investments) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Fund. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended October 31,
2021, the adjustments for the Fund were as follows:

                                ACCUMULATED
             ACCUMULATED        NET REALIZED
            NET INVESTMENT      GAIN (LOSS)
            INCOME (LOSS)      ON INVESTMENTS     PAID-IN CAPITAL
            --------------     --------------     ---------------
            $   20,407,649     $  (20,407,649)    $            --

M. EXPENSES

Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).

3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The
Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First
Trust is responsible for the selection and ongoing monitoring of the securities in the Fund's portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund.

Pursuant to the Investment Management Agreement between the Trust and the
Advisor, First Trust manages the investment of the Fund's assets and is responsible for the Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, pro rata share of fees and expenses attributable to investments in other investment companies ("acquired fund fees and expenses"), brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Fund has agreed to pay First Trust an annual unitary management fee equal to 0.65% of its average daily net assets. In addition, the
Fund incurs acquired fund fees and expenses. The total of the unitary management fee and acquired fund fees and expenses represents the Fund's total annual operating expenses.


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)
                                OCTOBER 31, 2021

The Trust has multiple service agreements with The Bank of New York Mellon
("BNYM"). Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BNYM is responsible for custody of the Fund's assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of the Fund's securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for the Fund. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund
Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a defined-outcome fund or is an index fund.

Additionally, the Lead Independent Trustee and the Chairs of the Audit
Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets.
Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairs will rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

The cost of purchases of U.S. Government securities and non-U.S. Government securities, excluding investments sold short and short-term investments, for the fiscal year ended October 31, 2021, were $19,414,486,701 and $1,112,346,487, respectively. The proceeds from sales and paydowns of U.S. Government securities and non-U.S. Government securities, excluding investments sold short and short-term investments, for the fiscal year ended October 31, 2021, were
$19,325,736,200 and $571,048,514, respectively. The cost of purchases to cover investments sold short and the proceeds of investments sold short were
$13,964,009,392 and $13,961,696,033, respectively.

For the fiscal year ended October 31, 2021, the Fund had no in-kind transactions.

                           5. DERIVATIVE TRANSACTIONS

The following table presents the types of derivatives held by the Fund at
October 31, 2021, the primary underlying risk exposure and the location of these instruments as presented on the Statement of Assets and Liabilities.


                                      ASSET DERIVATIVES                         LIABILITY DERIVATIVES
                          -----------------------------------------   -----------------------------------------
DERIVATIVE    RISK          STATEMENT OF ASSETS AND                     STATEMENT OF ASSETS AND
INSTRUMENTS   EXPOSURE        LIABILITIES LOCATION         VALUE          LIABILITIES LOCATION         VALUE
-----------   ---------   ----------------------------  -----------   ----------------------------  -----------
Futures       Interest    Unrealized appreciation on                  Unrealized depreciation on
              rate risk   futures contracts*            $14,871,206   futures contracts*            $   423,482

Options       Interest                                                Options contracts written,
              rate risk                                          --   at value                        5,088,508


* Includes cumulative appreciation/depreciation on futures contracts as reported in the Portfolio of Investments. Only the current day's variation margin is presented on the Statement of Assets and Liabilities.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended October 31, 2021, on derivative instruments, as well as the primary underlying risk exposure associated with the instruments.


STATEMENT OF OPERATIONS LOCATION                                INTEREST RATE RISK
----------------------------------------------------------------------------------
Net realized gain (loss) on:
   Futures contracts                                             $     18,369,982
   Purchased options contracts                                           (991,221)
   Written options contracts                                           13,732,473
Net change in unrealized appreciation (depreciation) on:
   Futures contracts                                                    5,189,286
   Purchased options contracts                                                 --
   Written options contracts                                             (963,456)


                                                                         Page 55


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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)
                                OCTOBER 31, 2021

For the fiscal year ended October 31, 2021, the notional value of futures contracts opened and closed were $13,353,956,571 and $13,608,017,784, respectively.

During the fiscal year ended October 31, 2021, the premiums for purchased options contracts opened were $1,413,448 and the premiums for purchased options contracts closed, exercised and expired were $1,413,448.

During the fiscal year ended October 31, 2021, the premiums for written options contracts opened were $22,793,384 and the premiums for written options contracts closed, exercised and expired were $18,668,332.

The Fund does not have the right to offset financial assets and financial liabilities related to futures and options contracts on the Statement of Assets and Liabilities.

                 6. CREATIONS, REDEMPTIONS AND TRANSACTION FEES

The Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as "Authorized
Participants" have contractual arrangements with the Fund's service providers to purchase and redeem Fund shares directly with the Fund in large blocks of shares known as "Creation Units." Prior to the start of trading on every business day, the Fund publishes through the National Securities Clearing Corporation ("NSCC")
the "basket" of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund's shares. An Authorized Participant that wishes to effectuate a creation of the Fund's shares deposits with the Fund the
"basket" of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund's shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund's shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized
Participant redeems a Creation Unit of the Fund's shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in the Fund's shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of the Fund's shares at or close to the NAV per share of the Fund.

The Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation
Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.

The Fund also imposes fees in connection with the redemption of Creation Units.
These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an
Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by the Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.

                              7. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule
12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the
Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are
Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before March 31, 2023.


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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
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               FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)
                                OCTOBER 31, 2021

                               8. INDEMNIFICATION

The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              9. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there was the following subsequent event:

On November 18, 2021, First Trust Limited Duration Investment Grade Corporate
ETF, an additional series of the Trust, began trading under the symbol "FSIG" on
NYSE Arca, Inc.

                                                                         Page 57

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND THE BOARD OF TRUSTEES OF FIRST TRUST EXCHANGE-TRADED
FUND IV:

OPINION ON THE FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS

We have audited the accompanying statement of assets and liabilities of First
Trust Low Duration Opportunities ETF (the "Fund"), a series of the First Trust
Exchange-Traded Fund IV, including the portfolio of investments, as of October
31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

BASIS FOR OPINION

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight
Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Chicago, Illinois
December 23, 2021

We have served as the auditor of one or more First Trust investment companies since 2001.


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ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

               FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)
                          OCTOBER 31, 2021 (UNAUDITED)

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website at www.ftportfolios.com; and (3) on the Securities and
Exchange Commission's ("SEC") website at www.sec.gov.

                               PORTFOLIO HOLDINGS

The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT.
Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC's website at www.sec.gov. The Fund's complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund's Forms N-PORT and Forms N-CSR are available on the SEC's website listed above.

                            FEDERAL TAX INFORMATION

Distributions paid to foreign shareholders during the Fund's fiscal year ended
October 31, 2021 that were properly designated by the Fund as "interest-related dividends" or "short-term capital gain dividends," may not be subject to federal income tax provided that the income was earned directly by such foreign shareholders.

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the fiscal year ended October 31, 2021, none qualify for the corporate dividends received deduction available to corporate shareholders or as qualified dividend income.

                              RISK CONSIDERATIONS

RISKS ARE INHERENT IN ALL INVESTING. CERTAIN GENERAL RISKS THAT MAY BE
APPLICABLE TO A FUND ARE IDENTIFIED BELOW, BUT NOT ALL OF THE MATERIAL RISKS
RELEVANT TO EACH FUND ARE INCLUDED IN THIS REPORT AND NOT ALL OF THE RISKS BELOW
APPLY TO EACH FUND. THE MATERIAL RISKS OF INVESTING IN EACH FUND ARE SPELLED OUT
IN ITS PROSPECTUS, STATEMENT OF ADDITIONAL INFORMATION AND OTHER REGULATORY
FILINGS. BEFORE INVESTING, YOU SHOULD CONSIDER EACH FUND'S INVESTMENT OBJECTIVE,
RISKS, CHARGES AND EXPENSES, AND READ EACH FUND'S PROSPECTUS AND STATEMENT OF
ADDITIONAL INFORMATION CAREFULLY. YOU CAN DOWNLOAD EACH FUND'S PROSPECTUS AT
WWW.FTPORTFOLIOS.COM OR CONTACT FIRST TRUST PORTFOLIOS L.P. AT (800) 621-1675 TO
REQUEST A PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION ABOUT EACH FUND.

CONCENTRATION RISK. To the extent that a fund is able to invest a significant percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund's investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund's corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is more broadly diversified.

CREDIT RISK. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability to make such payments.

CYBER SECURITY RISK. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund's third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.

DEFINED OUTCOME FUNDS RISK. To the extent a fund's investment strategy is designed to deliver returns tied to the price performance of an underlying ETF, an investor may not realize the returns the fund seeks to achieve if that investor does not hold shares for the entire target outcome period. In the event an investor purchases shares after the first day of the target outcome period or sells shares prior to the end of the target outcome period, the buffer that the fund seeks to provide against a decline in the value of the underlying ETF may not be available, the enhanced returns that the fund seeks to provide (if any)
may not be available and the investor may not participate in a gain in the value of the underlying ETF up to the cap for the investor's investment period.
Additionally, the fund will not participate in gains of the underlying ETF above the cap and a shareholder may lose their entire investment. If the fund seeks

                                                                         Page 59

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ADDITIONAL INFORMATION (CONTINUED)
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               FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)
                          OCTOBER 31, 2021 (UNAUDITED)

enhanced returns, there are certain time periods when the value of the fund may fall faster than the value of the underlying ETF, and it is very unlikely that, on any given day during which the underlying ETF share price increases in value, the fund's share price will increase at the same rate as the enhanced returns sought by the fund, which is designed for an entire target outcome period.
Trading flexible exchange options involves risks different from, or possibly greater than, the risks associated with investing directly in securities, such as less liquidity and correlation and valuation risks. A fund may experience substantial downside from specific flexible exchange option positions and certain positions may expire worthless.

DERIVATIVES RISK. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative.
These risks are heightened when a fund's portfolio managers use derivatives to enhance the fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.

EQUITY SECURITIES RISK. To the extent a fund invests in equity securities, the value of the fund's shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.

ETF RISK. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).
In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF's shares, or decisions by an
ETF's authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF's shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.

FIXED INCOME SECURITIES RISK. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund's fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund's fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or "junk" bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.

INDEX OR MODEL CONSTITUENT RISK. Certain funds may be a constituent of one or more indices or ETF models. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund's net asset value could be negatively impacted and the fund's market price may be significantly below its net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in a fund's shares.

INDEX PROVIDER RISK. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund's costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.


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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)
                          OCTOBER 31, 2021 (UNAUDITED)

INVESTMENT COMPANIES RISK. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles.
Furthermore, the fund's investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.

LIBOR RISK. To the extent a fund invests in floating or variable rate obligations that use the London Interbank Offered Rate ("LIBOR") as a reference interest rate, it is subject to LIBOR Risk. The United Kingdom's Financial
Conduct Authority, which regulates LIBOR, will cease making LIBOR available as a reference rate over a phase-out period that will begin immediately after
December 31, 2021. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades.
Any potential effects of the transition away from LIBOR on the fund or on certain instruments in which the fund invests can be difficult to ascertain, and they may vary depending on a variety of factors, and they could result in losses to the fund.

MANAGEMENT RISK. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund's investment portfolio, the fund's portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.

MARKET RISK. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. The outbreak of the respiratory disease designated as COVID-19 in
December 2019 has caused significant volatility and declines in global financial markets, which have caused losses for investors. While the development of vaccines has slowed the spread of the virus and allowed for the resumption of
"reasonably" normal business activity in the United States, many countries continue to impose lockdown measures in an attempt to slow the spread.
Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease.

NON-U.S. SECURITIES RISK. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities;
capital controls; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; the imposition of sanctions by foreign governments; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in
non-U.S. securities may involve higher costs than investments in U.S.
securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.

OPERATIONAL RISK. Each fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of a fund's service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Each fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect a fund's ability to meet its investment objective. Although the funds and the funds' investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

PASSIVE INVESTMENT RISK. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.

            NOT FDIC INSURED   NOT BANK GUARANTEED   MAY LOSE VALUE

                               ADVISORY AGREEMENT

BOARD CONSIDERATIONS REGARDING APPROVAL OF CONTINUATION OF INVESTMENT MANAGEMENT
AGREEMENT

The Board of Trustees of First Trust Exchange-Traded Fund IV (the "Trust"),
including the Independent Trustees, unanimously approved the continuation of the
Investment Management Agreement (the "Agreement") with First Trust Advisors L.P.
(the "Advisor") on behalf of the First Trust Low Duration Opportunities ETF (the
"Fund"). The Board approved the continuation of the Agreement for a one-year

                                                                         Page 61

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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)
                          OCTOBER 31, 2021 (UNAUDITED)

period ending June 30, 2022 at a meeting held on June 6-7, 2021. The Board determined that the continuation of the Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.

To reach this determination, the Board considered its duties under the
Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 26, 2021 and June 6-7, 2021, the
Board, including the Independent Trustees, reviewed materials provided by the
Advisor responding to requests for information from counsel to the Independent
Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate payable by the Fund as compared to fees charged to a peer group of funds (the "Expense Group") and a broad peer universe of funds (the "Expense
Universe"), each assembled by Broadridge Financial Solutions, Inc.
("Broadridge"), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds ("ETFs") managed by the Advisor; the expense ratio of the Fund as compared to expense ratios of the funds in the Fund's Expense Group and Expense Universe; performance information for the Fund, including comparisons of the Fund's performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the "Performance
Universe"), each assembled by Broadridge; the nature of expenses incurred in providing services to the Fund and the potential for the Advisor to realize economies of scale, if any; profitability and other financial data for the
Advisor; any fall-out benefits to the Advisor and its affiliate, First Trust
Portfolios L.P. ("FTP"); and information on the Advisor's compliance program.
The Board reviewed initial materials with the Advisor at the meeting held on
April 26, 2021, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor. Following the
April meeting, counsel to the Independent Trustees, on behalf of the Independent
Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 6-7, 2021 meeting, as well as at the June meeting. The
Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor continues to be a reasonable business arrangement from the Fund's perspective. The Board determined that, given the totality of the information provided with respect to the Agreement, the Board had received sufficient information to renew the Agreement. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the
Advisor manages the Fund and knowing the Fund's unitary fee.

In reviewing the Agreement, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Trust and the Fund and reviewed all of the services provided by the Advisor to the Fund, as well as the background and experience of the persons responsible for such services. The Board noted that the Fund is an actively-managed ETF and noted that the Advisor's Securitized Products Group is responsible for the day-to-day management of the Fund's investments. The Board considered the background and experience of the members of the Securitized
Products Group. The Board considered the Advisor's statement that it applies the same oversight model internally with its Securitized Products Group as it uses for overseeing external sub-advisors, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor's and the Fund's compliance with the 1940 Act, as well as the Fund's compliance with its investment objectives, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund. Finally, as part of the Board's consideration of the
Advisor's services, the Advisor, in its written materials and at the April 26,
2021 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund
Complex. In addition to the written materials provided by the Advisor, at the
June 6-7, 2021 meeting, the Board also received a presentation from representatives of the Advisor's Securitized Products Group discussing the services that the Group provides to the Fund, including the Group's day-to-day management of the Fund's investments. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and the Fund by the Advisor under the
Agreement have been and are expected to remain satisfactory and that the Advisor has managed the Fund consistent with its investment objectives, policies and restrictions.

The Board considered the unitary fee rate payable by the Fund under the
Agreement for the services provided. The Board considered that as part of the unitary fee the Advisor is responsible for the Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the
Agreement and interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any.
The Board received and reviewed information showing the advisory or unitary fee


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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)
                          OCTOBER 31, 2021 (UNAUDITED)

rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor to other fund (including
ETFs) and non-fund clients, as applicable. Because the Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the unitary fee rate for the Fund was above the median total (net) expense ratio of the peer funds in the Expense Group. With respect to the Expense Group, the Board, at the
April 26, 2021 meeting, discussed with the Advisor limitations in creating peer groups for actively-managed ETFs, including that the Expense Group contained both actively-managed ETFs and open-end mutual funds, and different business models that may affect the pricing of services among ETF sponsors. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Fund and other non-ETF clients that limited their comparability. In considering the unitary fee rate overall, the Board also considered the Advisor's statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor's demonstrated long-term commitment to the Fund and the other funds in the First Trust Fund
Complex.

The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund's performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund's performance. The Board received and reviewed information comparing the Fund's performance for periods ended December 31, 2020 to the performance of the funds in the Performance Universe and to that of a benchmark index. Based on the information provided, the Board noted that the
Fund underperformed the Performance Universe median and the benchmark index for the one- and three-year periods ended December 31, 2020 and outperformed the
Performance Universe median and the benchmark index for the five-year period ended December 31, 2020. The Board noted the Securitized Product Group's discussion of the Fund's performance at the June 6-7, 2021 meeting.

On the basis of all the information provided on the unitary fee and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for the Fund continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to the
Fund under the Agreement.

The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund and noted the Advisor's statement that it believes its expenses will likely increase during the next twelve months as the Advisor continues to hire personnel and build infrastructure, including technology, to improve the services to the Fund. The Board noted that any reduction in fixed costs associated with the management of the Fund would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for the
Fund. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the
Fund for the twelve months ended December 31, 2020 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor's profitability level for the Fund was not unreasonable. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Fund. The Board considered that the Advisor had identified as a fall-out benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in connection with the Fund. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.

Based on all of the information considered and the conclusions reached, the
Board, including the Independent Trustees, unanimously determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

                                  REMUNERATION

First Trust Advisors L.P. ("First Trust") is authorised and regulated by the
U.S. Securities and Exchange Commission and is entitled to market shares of certain funds it manages, including First Trust Low Duration Opportunities ETF
(the "Fund"), in certain member states in the European Economic Area in accordance with the cooperation arrangements in Article 42 of the Alternative
Investment Fund Managers Directive (the "Directive"). First Trust is required under the Directive to make disclosures in respect of remuneration. The following disclosures are made in line with First Trust's interpretation of currently available regulatory guidance on remuneration disclosures.

During the year ended December 31, 2020, the amount of remuneration paid (or to be paid) by First Trust in respect of the Fund is $5,440,530. This figure is comprised of $363,017 paid (or to be paid) in fixed compensation and $5,077,513 paid (or to be paid) in variable compensation. There were a total of 26 beneficiaries of the remuneration described above. Those amounts include
$1,500,322 paid (or to be paid) to senior management of First Trust and
$3,940,208 paid (or to be paid) to other employees whose professional activities have a material impact on the risk profiles of First Trust or the Fund
(collectively, "Code Staff").

                                                                         Page 63


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)
                          OCTOBER 31, 2021 (UNAUDITED)

Code Staff included in the aggregated figures disclosed above are rewarded in line with First Trust's remuneration policy (the "Remuneration Policy") which is determined and implemented by First Trust's senior management. The Remuneration
Policy reflects First Trust's ethos of good governance and encapsulates the following principal objectives:

      i.    to provide a clear link between remuneration and performance of
            First Trust and to avoid rewarding for failure;

      ii.   to promote sound and effective risk management consistent with the risk profiles of the funds managed by First Trust; and

      iii.  to remunerate staff in line with the business strategy, objectives, values and interests of First Trust and the funds managed by First
            Trust in a manner that avoids conflicts of interest.

First Trust assesses various risk factors which it is exposed to when considering and implementing remuneration for Code Staff and considers whether any potential award to such person(s) would give rise to a conflict of interest.
First Trust does not reward failure, or consider the taking of risk or failure to take risk in its remuneration of Code Staff.

First Trust assesses performance for the purposes of determining payments in respect of performance-related remuneration of Code Staff by reference to a broad range of measures including (i) individual performance (using financial and non-financial criteria), and (ii) the overall performance of First Trust.
Remuneration is not based upon the performance of the Fund.

The elements of remuneration are balanced between fixed and variable and the senior management sets fixed salaries at a level sufficient to ensure that variable remuneration incentivises and rewards strong individual performance but does not encourage excessive risk taking.

No individual is involved in setting his or her own remuneration.

                               BOARD OF TRUSTEES

Effective November 1, 2021, Denise M. Keefe was appointed as a Trustee of the
Trust. Ms. Keefe is Executive Vice President of Advocate Aurora Health and
President of Advocate Aurora Continuing Health Division (together, "Advocate"), one of the largest integrated healthcare systems in the U.S. serving Illinois and Wisconsin. Ms. Keefe has been employed by Advocate since 1993 and is responsible for the Continuing Health Division's strategic direction, fiscal management, business development, revenue enhancement, operational efficiencies, and human resource management of 4,000 employees. Ms. Keefe also currently serves on the boards of several organizations within the Advocate Aurora
Continuing Health Division and other health care organizations, including RML
Long Term Acute Care Hospitals (since 2014) and Senior Helpers (since 2021).
Prior thereto, Ms. Keefe was Corporate Vice President, Marketing and Business
Development for the Visiting Nurse Association of Chicago (1989 - 1992) and a
former Board Member of Sherman West Court Skilled Nursing Facility.


--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

               FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)
                          OCTOBER 31, 2021 (UNAUDITED)

The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite
400, Wheaton, IL 60187.

The Trust's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.


                                                                                                  NUMBER OF             OTHER
                                                                                                PORTFOLIOS IN      TRUSTEESHIPS OR
                                                                                               THE FIRST TRUST      DIRECTORSHIPS
           NAME,               TERM OF OFFICE AND                                               FUND COMPLEX       HELD BY TRUSTEE
     YEAR OF BIRTH AND         YEAR FIRST ELECTED            PRINCIPAL OCCUPATIONS               OVERSEEN BY         DURING PAST
  POSITION WITH THE TRUST         OR APPOINTED                DURING PAST 5 YEARS                  TRUSTEE             5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee   o Indefinite Term    Physician, Officer, Wheaton Orthopedics;         215         None
(1951)                                              Limited Partner, Gundersen Real Estate
                               o Since Inception    Limited Partnership (June 1992 to
                                                    December 2016)

Thomas R. Kadlec, Trustee      o Indefinite Term    President, ADM Investors Services, Inc.          215         Director of ADM
(1957)                                              (Futures Commission Merchant)                                Investor Services,
                               o Since Inception                                                                 Inc., ADM
                                                                                                                 Investor Services
                                                                                                                 International,
                                                                                                                 Futures Industry
                                                                                                                 Association, and
                                                                                                                 National Futures
                                                                                                                 Association

Robert F. Keith, Trustee       o Indefinite Term    President, Hibs Enterprises (Financial           215         Director of Trust
(1956)                                              and Management Consulting)                                   Company of
                               o Since Inception                                                                 Illinois

Niel B. Nielson, Trustee       o Indefinite Term    Senior Advisor (August 2018 to Present),         215         None
(1954)                                              Managing Director and Chief Operating
                               o Since Inception    Officer (January 2015 to August 2018),
                                                    Pelita Harapan Educational Foundation
                                                    (Educational Products and Services)

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(1), Trustee,    o Indefinite Term    Chief Executive Officer, First Trust             215         None
Chairman of the Board                               Advisors L.P. and First Trust (1955)
                               o Since Inception    Portfolios L.P.; Chairman of the Board
                                                    of Directors, BondWave LLC (Software
                                                    Development Company) and Stonebridge
                                                    Advisors LLC (Investment Advisor)


-----------------------------

(1)   Mr. Bowen is deemed an "interested person" of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P.,
      investment advisor of the Trust.

                                                                         Page 65


--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)
                          OCTOBER 31, 2021 (UNAUDITED)


     NAME AND             POSITION AND OFFICES        TERM OF OFFICE AND                     PRINCIPAL OCCUPATIONS
   YEAR OF BIRTH               WITH TRUST             LENGTH OF SERVICE                       DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                  OFFICERS(2)
------------------------------------------------------------------------------------------------------------------------------------
James M. Dykas        President and Chief            o Indefinite Term      Managing Director and Chief Financial Officer
(1966)                Executive Officer                                     (January 2016 to Present), Controller (January 2011
                                                     o Since January 2016   to January 2016), Senior Vice President (April 2007
                                                                            to January 2016), First Trust Advisors L.P. and First
                                                                            Trust Portfolios L.P.; Chief Financial Officer
                                                                            (January 2016 to Present), BondWave LLC
                                                                            (Software Development Company) and Stonebridge
                                                                            Advisors LLC (Investment Advisor)

Donald P. Swade       Treasurer, Chief Financial     o Indefinite Term      Senior Vice President (July 2016 to Present), Vice
(1972)                Officer and Chief Accounting                          President (April 2012 to July 2016), First Trust
                      Officer                        o Since January 2016   Advisors L.P. and First Trust Portfolios L.P.

W. Scott Jardine      Secretary and Chief            o Indefinite Term      General Counsel, First Trust Advisors L.P. and First
(1960)                Legal Officer                                         Trust Portfolios L.P.; Secretary and General
                                                     o Since Inception      Counsel, BondWave LLC; Secretary, Stonebridge
                                                                            Advisors LLC

Daniel J. Lindquist   Vice President                 o Indefinite Term      Managing Director, First Trust Advisors L.P. and
(1970)                                                                      First Trust Portfolios L.P.
                                                     o Since Inception

Kristi A. Maher       Chief Compliance Officer       o Indefinite Term      Deputy General Counsel, First Trust Advisors L.P.
(1966)                and Assistant Secretary                               and First Trust Portfolios L.P.
                                                     o Since Inception

Roger F. Testin       Vice President                 o Indefinite Term      Senior Vice President, First Trust Advisors L.P. and
(1966)                                                                      First Trust Portfolios L.P.
                                                     o Since Inception

Stan Ueland           Vice President                 o Indefinite Term      Senior Vice President, First Trust Advisors L.P. and
(1970)                                                                      First Trust Portfolios L.P.
                                                     o Since Inception


-----------------------------

(2)      The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.


--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

               FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)
                          OCTOBER 31, 2021 (UNAUDITED)

                                 PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o     Information we receive from you and your broker-dealer, investment professional or financial representative through interviews, applications, agreements or other forms;

      o     Information about your transactions with us, our affiliates or others;

      o     Information we receive from your inquiries by mail, e-mail or telephone; and

      o     Information we collect on our website through the use of "cookies".
            For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o     In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o     We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

USE OF WEBSITE ANALYTICS

We currently use third party analytics tools, Google Analytics and AddThis to gather information for purposes of improving First Trust's website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust's website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually.
We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at
1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust
Advisors).

March 2021

                                                                         Page 67

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                      This page intentionally left blank.


FIRST TRUST

First Trust Exchange-Traded Fund IV

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187

ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603


[BLANK BACK COVER]


First Trust Exchange-Traded Fund IV
First Trust SSI Strategic Convertible Securities ETF (FCVT)

Annual Report
For the Year Ended
October 31, 2021

First Trust SSI Strategic Convertible Securities ETF (FCVT)
Annual Report
October 31, 2021
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and/or SSI Investment Management LLC (“SSI” or the “Sub-Advisor”) and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund IV (the “Trust”) described in this report (First Trust SSI Strategic Convertible Securities ETF; hereinafter referred to as the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of a relevant market benchmark.
It is important to keep in mind that the opinions expressed by personnel of the Advisor and/or Sub-Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.

Shareholder Letter
First Trust SSI Strategic Convertible Securities ETF (FCVT)
Annual Letter from the Chairman and CEO
October 31, 2021
Dear Shareholders,
First Trust is pleased to provide you with the annual report for the First Trust SSI Strategic Convertible Securities ETF (the “Fund”), which contains detailed information about the Fund for the twelve months ended October 31, 2021.
Inflation has arrived, and its entrance was grand, to say the least. The Consumer Price Index came in at 6.2% year-over-year in October 2021, according to data from the U.S. Bureau of Labor Statistics. The last time it topped the 6.0% mark was in December 1990 (6.1%), over 30 years ago. As is often the case with major shifts in the economy and markets, there is debate over what is truly behind them. For many months, as inflation was trending higher, Federal Reserve (the “Fed”) Chairman Jerome Powell held the view that the rising inflationary pressures largely stemmed from global supply chain bottlenecks induced by the coronavirus (“COVID-19”) pandemic. Perhaps the best example of this is the unprecedented backlog of container ships that have dropped anchor outside the California ports of Los Angeles and Long Beach. Together, these ports service 40% of all the container ships bound for the U.S. In normal times, no ships are anchored waiting to unload their goods. Shortages of trucks and drivers have also contributed to the slowdown at the ports.
The takeaway is that goods are not being delivered to warehouses and store shelves in a timely fashion and that is helping to drive prices higher for consumers. Simply put, inflation is the byproduct of too much money chasing too few goods. We’ll return to this axiom shortly. Chairman Powell originally believed the bottlenecks would be remedied relatively quickly as the global economy reopened and people went back to work. That, in turn, would allow inflationary pressures to dissipate, which has not happened. Around the end of October, Chairman Powell finally acknowledged that inflation will likely remain elevated through mid-2022. This realization is what motivated the Fed to announce that it would begin to taper its monthly bond buying program (quantitative easing) starting in November 2021. It has been purchasing roughly $80 billion of Treasuries and $40 billion of mortgage-backed securities in the open market every month since June 2020. The Fed will shave $15 billion off that combined total every month until the buying has ceased, which should be around mid-2022. If all goes to plan, the next stage in the evolution of the Fed’s monetary policy would involve initiating interest rate hikes.
While the supply chain bottlenecks have clearly played a role in the spike in inflation by limiting the amount of goods available to consume, the biggest contributing factor is likely the surge in the U.S. money supply, according to Brian Wesbury, Chief Economist at First Trust. M2 is a measure of the money supply that includes cash, checking deposits and liquid assets easily convertible to cash. The M2 measure of money has exploded by 36% since February 2020, well above the 6% pre-COVID-19 annualized norm. The trillions of dollars of stimulus distributed by the U.S. government to help backstop the economy during the pandemic has contributed to higher inflation. On Wednesday, November 10, 2021, President Joe Biden admitted that his $1.9 trillion COVID-19 stimulus package has done just that. Remember, too much money chasing too few goods leads to inflation. Keep in mind, President Biden has recently successfully navigated a $1.2 trillion bipartisan infrastructure bill through Congress and has another roughly $1.75 trillion Build Back Better Act (social spending) piece of legislation pending. That means there is at least another $1.2 trillion dollars flowing into the economy over the next few years, and maybe more.
Data from FactSet indicates that the number of S&P 500® Index companies mentioning inflation on their 2021 third quarter earnings call hit a 10-year high, according to Business Insider. To date, 285 of the 461 companies that have reported their results have cited concerns over rising inflation. The Materials, Consumer Staples and Energy sectors had the highest percentage of companies mentioned on these earnings calls at 90%, 88% and 86%, respectively. Suffice it to say, investors should add inflation to the list of criteria to assist them in positioning their portfolios moving forward.
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Fund again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

Fund Performance Overview (Unaudited)
First Trust SSI Strategic Convertible Securities ETF (FCVT)
The First Trust SSI Strategic Convertible Securities ETF (the “Fund”) is an actively managed exchange-traded fund that seeks total return by investing, under normal market conditions, at least 80% of its net assets (including investment borrowings) in a portfolio of U.S. and non-U.S. convertible securities. The shares of the Fund are listed and traded on The Nasdaq Stock Market LLC under the ticker symbol “FCVT.”
Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 10/31/21	5 Years Ended 10/31/21	Inception (11/3/15) to 10/31/21	5 Years Ended 10/31/21	Inception (11/3/15) to 10/31/21
Fund Performance
NAV	32.74%	17.90%	15.24%	127.83%	133.93%
Market Price	31.30%	17.73%	15.17%	126.17%	133.14%
Index Performance
ICE BofA All US Convertible Index	32.95%	18.59%	15.74%	134.57%	140.12%
Total returns for the period since inception are calculated from the inception date of the Fund. “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.
The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint of the national best bid and offer price (“NBBO”) as of the time that the Fund’s NAV is calculated. Under SEC rules, the NBBO consists of the highest displayed buy and lowest sell prices among the various exchanges trading the Fund at the time the Fund’s NAV is calculated. Prior to January 1, 2019, the price used was the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund were listed for trading as of the time that the Fund’s NAV was calculated. Since shares of the Fund did not trade in the secondary market until after its inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in the Fund at NAV and Market Price, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the index. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future performance.

Fund Performance Overview (Unaudited) (Continued)
First Trust SSI Strategic Convertible Securities ETF (FCVT) (Continued)
Sector Allocation	% of Total Investments
Information Technology	29.4%
Consumer Discretionary	16.1
Health Care	15.8
Communication Services	11.5
Industrials	11.4
Financials	5.3
Energy	3.8
Materials	2.2
Utilities	1.7
Real Estate	1.7
Consumer Staples	1.1
Total	100.0%
Top Ten Holdings	% of Total Investments
Palo Alto Networks, Inc., 7/1/23	2.6%
Broadcom, Inc., Series A, 9/30/22	2.5
DexCom, Inc., 11/15/25	1.9
Southwest Airlines Co., 5/1/25	1.8
Etsy, Inc., 9/1/27	1.7
Square, Inc., 11/1/27	1.6
Pioneer Natural Resources Co., 5/15/25	1.6
NCL Corp., Ltd., 8/1/25	1.5
Avantor, Inc., Series A, 5/15/22	1.4
Tesla, Inc., 5/15/24	1.4
Total	18.0%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Portfolio Commentary
First Trust SSI Strategic Convertible Securities ETF (FCVT)
Annual Report
October 31, 2021 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”) serves as the investment advisor to the First Trust SSI Strategic Convertible Securities ETF (the “Fund”). First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Sub-Advisor
SSI Investment Management LLC
SSI Investment Management LLC (“SSI” or the “Sub-Advisor”) is the sub-advisor to the Fund and is a registered investment advisor based in Los Angeles, California. SSI is an innovative investment management firm specializing in alternative investment solutions utilizing convertible assets, equity securities and hedging strategies.
Portfolio Management Team
George M. Douglas – CFA, Principal and Chief Investment Officer of SSI
Ravi Malik – CFA, Principal and Portfolio Manager of SSI
Michael J. Opre – CFA, Portfolio Manager of SSI
Florian Eitner – CFA, Portfolio Manager of SSI
Stephen R. Wachtel – CFA, Portfolio Manager of SSI
Commentary
Market Recap – For the 12-month period ended October 31, 2021:
•	Fiscal and monetary stimulus, strong corporate earnings and margins and improved medical treatments/vaccine progress provided fuel for the economy and capital markets.
•	Inflation fears, China growth worries, rising interest rates and the return of the retail investor sparked rotations among asset classes, equity sectors and styles.
•	U.S. economic activity, which experienced an unprecedented drop and rebound, is expected to grow at 5.7% in 2021 and 4% in 2022, according to Bloomberg.
•	Corporate earnings remain strong with 44% expected growth in 2021 and 9% in 2022, according to FactSet.
•	Credit spreads declined to pre-coronavirus (“COVID-19”) pandemic levels on Federal Reserve (the “Fed”) buying and economic recovery.
•	Ten-year Treasury yields rose 71 basis points to 1.56% on rising inflation.
•	Within the convertible universe, the Materials, Energy and Consumer Discretionary sectors generated significant gains, while the Telecommunications, Consumer Staples and Utilities sectors lagged.
•	Small cap and equity alternatives convertibles outperformed.
•	The convertible market remains healthy, in our view, as evidenced by $93 billion in new issuance for the year, a strong encore to last year’s $103 billion.
Fund Performance
•	Convertible performance was driven by strong returns in both equities and high yield markets for the 12-month period ended October 31, 2021. The S&P 500® Index advanced 42.91% and the Bloomberg High Yield Index rose 10.53% for the same period.
•	Fixed income posted a small loss with the Bloomberg US Aggregate Bond Index down -0.48% for the same period.
•	On a one-year trailing basis, as of October 31, 2021, the Fund generated a net gain of 32.74% based on net asset value, while the ICE BofA All US Convertible Index (VXA0) gained 32.95%.

Portfolio Commentary (Continued)
First Trust SSI Strategic Convertible Securities ETF (FCVT)
Annual Report
October 31, 2021 (Unaudited)
•	The Consumer Discretionary sector made the largest contribution to portfolio returns on a relative basis as retailers like RH benefited from a strong housing market and restaurant owner, Bloomin’ Brands, Inc. benefitted from loosening COVID-19 restrictions. The Communications Services sector also helped on a relative basis as Sea Ltd. benefitted from strength in its mobile gaming e-commerce segments.
•	The Information Technology sector detracted from relative performance due to the Fund’s underweight in software convertibles such as Atlassian, Inc. and Cloudflare, Inc. An overweight in the Industrials sector also detracted from relative performance as a number of companies experienced supply chain constraints and wage inflation which adversely impacted profitability.
Investment Outlook
•	In our opinion, the outlook for the Fund remains favorable.
•	Although growth rates are decelerating, we believe that the economic and corporate earnings backdrop remains strong.
•	In our opinion, China growth is likely to disappoint due to a slowdown in property markets and government regulation.
•	Global COVID-19 daily cases have started to modestly increase due to a spike in cases in Europe.
•	Inflation has risen and could become more of a headwind if it persists or continues to accelerate.
•	The Fed is likely to remain accommodative, in our opinion, and is moving cautiously to reduce unprecedented stimulus.
•	Supply chain disruptions have caused a deferment of some production into next year, supporting 2022 growth rates.
•	In spite of the political environment, we believe the economy and corporate earnings are likely to receive a boost from additional increases in fiscal spending.
•	We believe convertibles offer significant participation if the markets continue their upward trend but can also offer downside protection if the market experiences a downturn.

First Trust SSI Strategic Convertible Securities ETF (FCVT)
Understanding Your Fund Expenses
October 31, 2021 (Unaudited)
As a shareholder of the First Trust SSI Strategic Convertible Securities ETF (the “Fund”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2021.
Actual Expenses
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this six-month period.
Hypothetical Example for Comparison Purposes
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period (a)
First Trust SSI Strategic Convertible Securities ETF (FCVT)
Actual	$1,000.00	$1,020.90	0.95%	$4.84
Hypothetical (5% return before expenses)	$1,000.00	$1,020.42	0.95%	$4.84

(a)	Expenses are equal to the annualized expense ratios as indicated in the table multiplied by the average account value over the period (May 1, 2021 through October 31, 2021), multiplied by 184/365 (to reflect the six-month period).

First Trust SSI Strategic Convertible Securities ETF (FCVT)
Portfolio of Investments
October 31, 2021
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CONVERTIBLE CORPORATE BONDS – 82.0%
	Aerospace & Defense – 0.5%
$957,835	Safran S.A., Series SAF (EUR) (a)	0.88%	05/15/27	$1,558,510
	Airlines – 3.2%
875,000	Air Canada	4.00%	07/01/25	1,237,976
1,161,000	American Airlines Group, Inc.	6.50%	07/01/25	1,699,307
1,650,000	JetBlue Airways Corp. (b)	0.50%	04/01/26	1,592,607
3,740,000	Southwest Airlines Co.	1.25%	05/01/25	5,264,050
				9,793,940
	Auto Components – 0.3%
945,000	LCI Industries	1.13%	05/15/26	998,215
	Automobiles – 2.6%
3,185,000	Ford Motor Co. (b)	(c)	03/15/26	3,783,420
228,000	Tesla, Inc.	2.00%	05/15/24	4,091,460
				7,874,880
	Banks – 0.6%
1,275,000	Deutsche Bank AG, Series GMTN	1.00%	05/01/23	1,790,527
	Biotechnology – 1.7%
555,000	Apellis Pharmaceuticals, Inc.	3.50%	09/15/26	666,000
570,000	Bridgebio Pharma, Inc.	2.50%	03/15/27	813,467
1,525,000	Exact Sciences Corp.	0.38%	03/15/27	1,731,828
920,000	Insmed, Inc.	0.75%	06/01/28	1,076,033
755,000	Novavax, Inc.	3.75%	02/01/23	1,030,728
				5,318,056
	Capital Markets – 1.1%
1,375,000	Coinbase Global, Inc. (b)	0.50%	06/01/26	1,637,691
1,400,000	WisdomTree Investments, Inc.	4.25%	06/15/23	1,737,597
				3,375,288
	Construction & Engineering – 1.0%
870,000	Granite Construction, Inc.	2.75%	11/01/24	1,157,538
1,800,000	Vinci S.A., Series DGFP (a)	0.38%	02/16/22	2,003,238
				3,160,776
	Consumer Finance – 0.8%
1,180,000	SoFi Technologies, Inc. (b)	(c)	10/15/26	1,385,319
778,000	Upstart Holdings, Inc. (b)	0.25%	08/15/26	1,090,147
				2,475,466
	Diversified Financial Services – 0.4%
1,165,000	JPMorgan Chase Financial Co. LLC (b)	0.25%	05/01/23	1,325,634
	Electronic Equipment, Instruments & Components – 0.3%
849,000	PAR Technology Corp.	1.50%	10/15/27	933,066
	Entertainment – 4.5%
985,000	Bilibili, Inc.	1.25%	06/15/27	1,932,447
1,008,000	IMAX Corp. (b)	0.50%	04/01/26	1,000,178
1,140,000	Liberty Media Corp. - Liberty Formula One	1.00%	01/30/23	1,741,154
2,269,000	Live Nation Entertainment, Inc.	2.50%	03/15/23	3,549,623
458,000	Sea Ltd.	2.38%	12/01/25	1,750,419
3,670,000	Sea Ltd.	0.25%	09/15/26	3,872,676
				13,846,497
See Notes to Financial Statements

First Trust SSI Strategic Convertible Securities ETF (FCVT)
Portfolio of Investments (Continued)
October 31, 2021
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CONVERTIBLE CORPORATE BONDS (Continued)
	Equity Real Estate Investment Trusts – 1.2%
$900,000	Kite Realty Group L.P. (b)	0.75%	04/01/27	$893,292
1,390,000	Pebblebrook Hotel Trust	1.75%	12/15/26	1,554,162
1,045,000	Summit Hotel Properties, Inc.	1.50%	02/15/26	1,122,569
				3,570,023
	Health Care Equipment & Supplies – 6.0%
1,150,000	CONMED Corp.	2.63%	02/01/24	1,975,182
843,000	Cutera, Inc. (b)	2.25%	03/15/26	1,262,642
260,000	DexCom, Inc.	0.75%	12/01/23	986,213
4,385,000	DexCom, Inc.	0.25%	11/15/25	5,619,604
605,000	Envista Holdings Corp.	2.38%	06/01/25	1,185,923
1,700,000	Insulet Corp.	0.38%	09/01/26	2,530,130
1,105,000	Integra LifeSciences Holdings Corp.	0.50%	08/15/25	1,203,676
1,090,000	Novocure, Ltd.	(c)	11/01/25	1,115,564
900,000	NuVasive, Inc.	0.38%	03/15/25	852,750
1,087,000	Tandem Diabetes Care, Inc. (b)	1.50%	05/01/25	1,519,735
				18,251,419
	Health Care Providers & Services – 1.0%
293,000	Anthem, Inc.	2.75%	10/15/42	1,806,186
1,150,000	Guardant Health, Inc. (b)	(c)	11/15/27	1,272,233
				3,078,419
	Hotels, Restaurants & Leisure – 5.3%
1,500,000	Airbnb, Inc. (b)	(c)	03/15/26	1,472,266
1,775,000	Booking Holdings, Inc.	0.75%	05/01/25	2,642,075
1,195,000	MakeMyTrip Ltd. (b)	(c)	02/15/28	1,266,445
825,000	Marriott Vacations Worldwide Corp. (b)	(c)	01/15/26	929,403
2,715,000	NCL Corp., Ltd.	5.38%	08/01/25	4,535,889
295,000	Penn National Gaming, Inc.	2.75%	05/15/26	931,735
2,190,000	Royal Caribbean Cruises Ltd.	4.25%	06/15/23	2,964,882
1,410,000	Vail Resorts, Inc. (b)	(c)	01/01/26	1,559,103
				16,301,798
	Independent Power & Renewable Electricity Producers – 0.6%
1,230,000	Sunnova Energy International, Inc. (b)	0.25%	12/01/26	1,751,687
	Interactive Media & Services – 3.6%
1,801,000	Match Group Financeco 2, Inc. (b)	0.88%	06/15/26	3,280,670
1,120,000	Snap, Inc.	0.75%	08/01/26	2,681,538
1,850,000	Snap, Inc. (b)	(c)	05/01/27	1,882,576
1,300,000	Twitter, Inc.	0.25%	06/15/24	1,537,250
1,120,000	Ziff Davis, Inc. (b)	1.75%	11/01/26	1,531,800
				10,913,834
	Internet & Direct Marketing Retail – 3.1%
3,305,000	Etsy, Inc.	0.13%	09/01/27	4,902,388
307,000	MercadoLibre, Inc.	2.00%	08/15/28	1,040,399
700,000	Wayfair, Inc.	1.13%	11/01/24	1,540,300
2,000,000	Wayfair, Inc.	0.63%	10/01/25	1,980,180
				9,463,267
	IT Services – 6.7%
1,160,000	Akamai Technologies, Inc.	0.13%	05/01/25	1,426,264
3,085,000	Cloudflare, Inc. (b)	(c)	08/15/26	3,898,385
691,000	MongoDB, Inc.	0.25%	01/15/26	1,738,883

See Notes to Financial Statements

First Trust SSI Strategic Convertible Securities ETF (FCVT)
Portfolio of Investments (Continued)
October 31, 2021
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CONVERTIBLE CORPORATE BONDS (Continued)
	IT Services (Continued)
$2,050,000	Okta, Inc.	0.13%	09/01/25	$2,981,441
1,130,000	Shift4Payments, Inc. (b)	(c)	12/15/25	1,231,022
1,190,000	Shopify, Inc.	0.13%	11/01/25	1,515,762
930,000	Square, Inc.	0.50%	05/15/23	3,041,681
3,800,000	Square, Inc. (b)	0.25%	11/01/27	4,609,974
				20,443,412
	Leisure Products – 0.3%
570,000	Callaway Golf Co.	2.75%	05/01/26	983,333
	Life Sciences Tools & Services – 1.0%
558,000	Illumina, Inc.	(c)	08/15/23	656,224
1,260,000	NeoGenomics, Inc.	0.25%	01/15/28	1,278,902
410,000	Repligen Corp.	0.38%	07/15/24	1,039,596
				2,974,722
	Machinery – 2.1%
885,000	Chart Industries, Inc. (b)	1.00%	11/15/24	2,688,869
960,000	Greenbrier Cos., Inc (The) (b)	2.88%	04/15/28	1,001,420
1,345,000	John Bean Technologies Corp. (b)	0.25%	05/15/26	1,459,742
760,000	Middleby Corp. (The)	1.00%	09/01/25	1,146,297
				6,296,328
	Marine – 0.4%
890,000	Seaspan Corp. (b)	3.75%	12/15/25	1,087,946
	Media – 2.4%
2,645,000	DISH Network Corp. (b)	(c)	12/15/25	3,048,442
424,000	Liberty Interactive LLC (b)	1.75%	09/30/46	843,693
1,280,000	Liberty Media Corp.	1.38%	10/15/23	1,856,831
1,085,000	TechTarget, Inc. (b)	0.13%	12/15/25	1,596,360
				7,345,326
	Metals & Mining – 1.6%
420,000	Allegheny Technologies, Inc.	3.50%	06/15/25	548,663
680,000	Cleveland-Cliffs, Inc.	1.50%	01/15/25	2,119,302
848,000	Ivanhoe Mines Ltd. (b)	2.50%	04/15/26	1,105,622
1,150,000	MP Materials Corp. (b)	0.25%	04/01/26	1,208,098
				4,981,685
	Mortgage Real Estate Investment Trusts – 0.3%
800,000	Hannon Armstrong Sustainable Infrastructure Capital, Inc.	(c)	08/15/23	1,047,040
	Oil, Gas & Consumable Fuels – 3.6%
313,000	Antero Resources Corp.	4.25%	09/01/26	1,469,334
1,016,000	Centennial Resource Production LLC	3.25%	04/01/28	1,412,158
575,000	CNX Resources Corp.	2.25%	05/01/26	781,472
790,000	EQT Corp.	1.75%	05/01/26	1,238,573
615,000	Green Plains, Inc. (b)	4.00%	07/01/24	1,550,309
2,585,000	Pioneer Natural Resources Co.	0.25%	05/15/25	4,581,313
				11,033,159
	Personal Products – 0.6%
1,505,000	Beauty Health Co. (The) (b)	1.25%	10/01/26	1,715,741
	Professional Services – 1.2%
725,000	FTI Consulting, Inc.	2.00%	08/15/23	1,072,761
See Notes to Financial Statements

First Trust SSI Strategic Convertible Securities ETF (FCVT)
Portfolio of Investments (Continued)
October 31, 2021
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CONVERTIBLE CORPORATE BONDS (Continued)
	Professional Services (Continued)
$675,000	KBR, Inc.	2.50%	11/01/23	$1,154,585
1,465,000	Upwork, Inc. (b)	0.25%	08/15/26	1,575,471
				3,802,817
	Real Estate Management & Development – 1.3%
1,425,000	Realogy Group LLC/Realogy Co-Issuer Corp. (b)	0.25%	06/15/26	1,455,621
1,350,000	Zillow Group, Inc.	2.75%	05/15/25	2,357,505
				3,813,126
	Road & Rail – 1.3%
1,410,000	Lyft, Inc.	1.50%	05/15/25	1,965,973
1,955,000	Uber Technologies, Inc. (b)	(c)	12/15/25	1,890,536
				3,856,509
	Semiconductors & Semiconductor Equipment – 4.8%
405,000	Enphase Energy, Inc. (b)	0.25%	03/01/25	1,175,411
1,875,000	Enphase Energy, Inc. (b)	(c)	03/01/28	2,110,990
720,000	MACOM Technology Solutions Holdings, Inc. (b)	0.25%	03/15/26	792,540
1,185,000	Microchip Technology, Inc.	1.63%	02/15/27	2,605,595
740,000	Nova Ltd.	(c)	10/15/25	1,116,438
995,000	ON Semiconductor Corp.	1.63%	10/15/23	2,343,109
1,540,000	ON Semiconductor Corp. (b)	(c)	05/01/27	1,858,626
640,000	SMART Global Holdings, Inc.	2.25%	02/15/26	955,200
387,000	Teradyne, Inc.	1.25%	12/15/23	1,664,003
				14,621,912
	Software – 13.9%
1,625,000	Avalara, Inc. (b)	0.25%	08/01/26	1,705,085
1,446,000	Bentley Systems, Inc. (b)	0.13%	01/15/26	1,648,440
915,000	Bill.com Holdings, Inc. (b)	(c)	12/01/25	1,771,120
1,735,000	Bill.com Holdings, Inc. (b)	(c)	04/01/27	1,863,353
450,000	Blackline, Inc.	0.13%	08/01/24	801,723
962,000	Box, Inc. (b)	(c)	01/15/26	1,149,590
366,000	Cerence, Inc.	3.00%	06/01/25	1,061,482
1,500,000	Coupa Software, Inc.	0.38%	06/15/26	1,649,140
925,000	Datadog, Inc.	0.13%	06/15/25	1,756,371
1,260,000	DocuSign, Inc. (b)	(c)	01/15/24	1,332,948
1,524,000	Dropbox, Inc. (b)	(c)	03/01/28	1,666,710
950,000	HubSpot, Inc.	0.38%	06/01/25	2,740,280
975,000	LivePerson, Inc. (b)	(c)	12/15/26	957,188
975,000	Mitek Systems, Inc. (b)	0.75%	02/01/26	1,103,382
1,475,000	Nutanix, Inc. (b)	0.25%	10/01/27	1,401,090
4,040,000	Palo Alto Networks, Inc.	0.75%	07/01/23	7,780,608
1,056,000	Rapid7, Inc. (b)	0.25%	03/15/27	1,455,274
235,000	ServiceNow, Inc.	(c)	06/01/22	1,216,024
2,770,000	Splunk, Inc.	0.50%	09/15/23	3,469,741
1,360,000	Workday, Inc.	0.25%	10/01/22	2,687,768
955,000	Zendesk, Inc.	0.63%	06/15/25	1,128,695
990,000	Zscaler, Inc.	0.13%	07/01/25	2,140,545
				42,486,557
	Specialty Retail – 2.4%
818,000	Burlington Stores, Inc.	2.25%	04/15/25	1,176,218
740,000	Dick’s Sporting Goods, Inc.	3.25%	04/15/25	2,822,014
1,400,000	Dufry One BV (CHF) (a)	0.75%	03/30/26	1,490,963

See Notes to Financial Statements

First Trust SSI Strategic Convertible Securities ETF (FCVT)
Portfolio of Investments (Continued)
October 31, 2021
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CONVERTIBLE CORPORATE BONDS (Continued)
	Specialty Retail (Continued)
$585,000	RH	(c)	06/15/23	$1,987,538
				7,476,733
	Technology Hardware, Storage & Peripherals – 0.3%
690,000	Pure Storage, Inc.	0.13%	04/15/23	825,516
	Total Convertible Corporate Bonds			250,573,164
	(Cost $196,220,680)
Shares	Description	Stated Rate	Stated Maturity (d)	Value
CONVERTIBLE PREFERRED SECURITIES – 14.6%
	Auto Components – 1.1%
17,180	Aptiv PLC, Series A	5.50%	06/15/23	3,319,176
	Capital Markets – 1.5%
610	Cowen, Inc., Series A	5.63%	(e)	908,269
37,250	KKR & Co., Inc., Series C	6.00%	09/15/23	3,726,490
				4,634,759
	Electric Utilities – 1.1%
60,670	NextEra Energy, Inc.	5.28%	03/01/23	3,304,695
	Food Products – 0.5%
12,325	Bunge Ltd.	4.88%	(e)	1,566,754
	Health Care Equipment & Supplies – 0.8%
20,750	Boston Scientific Corp., Series A	5.50%	06/01/23	2,428,580
	Internet & Direct Marketing Retail – 0.3%
625	2020 Mandatory Exchangeable Trust (b)	6.50%	05/16/23	1,072,017
	Life Sciences Tools & Services – 3.3%
34,275	Avantor, Inc., Series A	6.25%	05/15/22	4,242,559
1,550	Danaher Corp., Series A	4.75%	04/15/22	3,232,138
1,645	Danaher Corp., Series B	5.00%	04/15/23	2,729,055
				10,203,752
	Machinery – 1.4%
7,150	Colfax Corp.	5.75%	01/15/22	1,492,205
10,065	RBC Bearings, Inc., Series A	5.00%	10/15/24	1,203,673
13,300	Stanley Black & Decker, Inc.	5.25%	11/15/22	1,435,336
				4,131,214
	Media – 0.5%
23,025	ViacomCBS, Inc., Series A	5.75%	04/01/24	1,396,006
	Metals & Mining – 0.5%
19,850	ArcelorMittal S.A.	5.50%	05/18/23	1,602,689
	Pharmaceuticals – 0.4%
21,725	Elanco Animal Health, Inc.	5.00%	02/01/23	1,101,023
	Semiconductors & Semiconductor Equipment – 2.4%
4,380	Broadcom, Inc., Series A	8.00%	09/30/22	7,346,749
See Notes to Financial Statements

First Trust SSI Strategic Convertible Securities ETF (FCVT)
Portfolio of Investments (Continued)
October 31, 2021
Shares	Description	Stated Rate	Stated Maturity (d)	Value
CONVERTIBLE PREFERRED SECURITIES (Continued)
	Wireless Telecommunication Services – 0.8%
2,215	2020 Cash Mandatory Exchangeable Trust (b)	5.25%	06/01/23	$2,323,551
	Total Convertible Preferred Securities			44,430,965
	(Cost $32,687,669)
	Total Investments – 96.6%			295,004,129
	(Cost $228,908,349) (f)

Net Other Assets and Liabilities – 3.4%	10,456,163
Net Assets – 100.0%	$305,460,292

(a)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933, as amended (the “1933 Act”).
(b)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the 1933 Act, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be liquid by SSI Investment Management LLC (“SSI”), the Fund’s sub-advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At October 31, 2021, securities noted as such amounted to $87,791,414 or 28.7% of net assets.
(c)	Zero coupon security.
(d)	Stated maturity represents the mandatory conversion date.
(e)	Perpetual maturity.
(f)	Aggregate cost for federal income tax purposes was $233,675,685. As of October 31, 2021, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $64,152,570 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $2,824,126. The net unrealized appreciation was $61,328,444.

CHF	Swiss Franc
EUR	Euro

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of October 31, 2021 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 10/31/2021	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Convertible Corporate Bonds*	$ 250,573,164	$ —	$ 250,573,164	$ —
Convertible Preferred Securities:
Capital Markets	4,634,759	3,726,490	908,269	—
Food Products	1,566,754	—	1,566,754	—
Internet & Direct Marketing Retail	1,072,017	—	1,072,017	—
Life Sciences Tools & Services	10,203,752	7,474,697	2,729,055	—
Wireless Telecommunication Services	2,323,551	—	2,323,551	—
Other industry categories*	24,630,132	24,630,132	—	—
Total Investments	$ 295,004,129	$ 35,831,319	$ 259,172,810	$—

*	See Portfolio of Investments for industry breakout.

See Notes to Financial Statements

First Trust SSI Strategic Convertible Securities ETF (FCVT)
Statement of Assets and Liabilities
October 31, 2021
ASSETS:
Investments, at value (Cost $228,908,349)	$ 295,004,129
Cash	10,216,913
Foreign currency (Cost $5,628)	5,734
Receivables:
Investment securities sold	3,328,364
Interest	478,757
Dividends	48,889
Total Assets	309,082,786
LIABILITIES:
Payables:
Investment securities purchased	3,379,719
Investment advisory fees	242,775
Total Liabilities	3,622,494
NET ASSETS	$305,460,292
NET ASSETS consist of:
Paid-in capital	$ 193,393,121
Par value	58,500
Accumulated distributable earnings (loss)	112,008,671
NET ASSETS	$305,460,292
NET ASSET VALUE, per share	$52.22
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	5,850,002
See Notes to Financial Statements

First Trust SSI Strategic Convertible Securities ETF (FCVT)
Statement of Operations
For the Year Ended October 31, 2021
INVESTMENT INCOME:
Dividends	$ 1,536,517
Interest	(6,422,146)
Total investment income	(4,885,629)
EXPENSES:
Investment advisory fees	2,821,244
Total expenses	2,821,244
NET INVESTMENT INCOME (LOSS)	(7,706,873)
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	75,472,351
Foreign currency transactions	(1,482)
Net realized gain (loss)	75,470,869
Net change in unrealized appreciation (depreciation) on:
Investments	8,568,790
Foreign currency translation	4
Net change in unrealized appreciation (depreciation)	8,568,794
NET REALIZED AND UNREALIZED GAIN (LOSS)	84,039,663
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 76,332,790

See Notes to Financial Statements

First Trust SSI Strategic Convertible Securities ETF (FCVT)
Statements of Changes in Net Assets
	Year Ended 10/31/2021	Year Ended 10/31/2020
OPERATIONS:
Net investment income (loss)	$ (7,706,873)	$ (2,981,635)
Net realized gain (loss)	75,470,869	9,201,568
Net change in unrealized appreciation (depreciation)	8,568,794	39,005,257
Net increase (decrease) in net assets resulting from operations	76,332,790	45,225,190
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(5,979,972)	(3,308,156)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	134,102,148	106,145,960
Cost of shares redeemed	(135,796,752)	(105,418,747)
Net increase (decrease) in net assets resulting from shareholder transactions	(1,694,604)	727,213
Total increase (decrease) in net assets	68,658,214	42,644,247
NET ASSETS:
Beginning of period	236,802,078	194,157,831
End of period	$305,460,292	$236,802,078
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	5,900,002	6,150,002
Shares sold	2,650,000	3,050,000
Shares redeemed	(2,700,000)	(3,300,000)
Shares outstanding, end of period	5,850,002	5,900,002
See Notes to Financial Statements

First Trust SSI Strategic Convertible Securities ETF (FCVT)
Financial Highlights
For a share outstanding throughout each period
	Year Ended October 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$ 40.14	$ 31.57	$ 28.72	$ 29.01	$ 25.21
Income from investment operations:
Net investment income (loss)	(1.33)	(0.55)	(0.24)	(0.09)	(0.14)
Net realized and unrealized gain (loss)	14.42	9.65	3.58	0.52	4.45
Total from investment operations	13.09	9.10	3.34	0.43	4.31
Distributions paid to shareholders from:
Net investment income	(0.62)	(0.53)	(0.49)	(0.67)	(0.51)
Net realized gain	(0.39)	—	—	(0.05)	—
Total distributions	(1.01)	(0.53)	(0.49)	(0.72)	(0.51)
Net asset value, end of period	$52.22	$40.14	$31.57	$28.72	$29.01
Total return (a)	32.74%	29.10%	11.72%	1.46%	17.29%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 305,460	$ 236,802	$ 194,158	$ 202,467	$ 58,016
Ratio of total expenses to average net assets	0.95%	0.95%	0.95%	0.95%	0.95%
Ratio of net investment income (loss) to average net assets	(2.60)%	(1.36)%	(0.63)%	(2.16)%	(1.86)%
Portfolio turnover rate (b)	135%	119%	64%	71%	56%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

Notes to Financial Statements
First Trust SSI Strategic Convertible Securities ETF (FCVT)
October 31, 2021
1. Organization
First Trust Exchange-Traded Fund IV (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on September 15, 2010, and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Trust currently consists of ten funds that are offering shares. This report covers the First Trust SSI Strategic Convertible Securities ETF (the “Fund”), a diversified series of the Trust, which trades under the ticker “FCVT” on The Nasdaq Stock Market LLC (“Nasdaq”). Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large blocks of shares known as “Creation Units.”
The Fund is an actively managed exchange-traded fund. The investment objective of the Fund is to seek total return. Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in a portfolio of U.S. and non-U.S. convertible securities. There can be no assurances that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Convertible preferred stocks and other equity securities listed on any national or foreign exchange (excluding Nasdaq and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.
Convertible corporate bonds, notes and other debt securities are fair valued on the basis of valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Trust’s Board of Trustees, which may use the following valuation inputs when available:
1)	benchmark yields;
2)	reported trades;
3)	broker/dealer quotes;
4)	issuer spreads;
5)	benchmark securities;
6)	bids and offers; and
7)	reference data including market research publications.
Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

Notes to Financial Statements (Continued)
First Trust SSI Strategic Convertible Securities ETF (FCVT)
October 31, 2021
Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
1)	the credit conditions in the relevant market and changes thereto;
2)	the liquidity conditions in the relevant market and changes thereto;
3)	the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
4)	issuer-specific conditions (such as significant credit deterioration); and
5)	any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities.
Fair valuation of a debt security will be based on the consideration of all available information, including, but not limited to, the following:
1)	the fundamental business data relating to the issuer;
2)	an evaluation of the forces which influence the market in which these securities are purchased and sold;
3)	the type, size and cost of the security;
4)	the financial statements of the issuer;
5)	the credit quality and cash flow of the issuer, based on the sub-advisor’s or external analysis;
6)	the information as to any transactions in or offers for the security;
7)	the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;
8)	the coupon payments;
9)	the quality, value and salability of collateral, if any, securing the security;
10)	the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer’s management;
11)	the prospects for the issuer’s industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry; and
12)	other relevant factors.
Fair valuation of an equity security will be based on the consideration of all available information, including, but not limited to, the following:
1)	the type of security;
2)	the size of the holding;
3)	the initial cost of the security;
4)	transactions in comparable securities;
5)	price quotes from dealers and/or third-party pricing services;
6)	relationships among various securities;
7)	information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
8)	an analysis of the issuer’s financial statements; and
9)	the existence of merger proposals or tender offers that might affect the value of the security.

Notes to Financial Statements (Continued)
First Trust SSI Strategic Convertible Securities ETF (FCVT)
October 31, 2021
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of October 31, 2021, is included with the Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.
The Fund invests in convertible securities that are acquired at a price significantly above the principal value. Consequently, the amortization of premium may exceed the interest income earned on the securities.
C. Foreign Currency
The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in “Net change in unrealized appreciation (depreciation) on foreign currency translation” on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in “Net change in unrealized appreciation (depreciation) on investments” on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are shown in “Net realized gain (loss) on foreign currency transactions” on the Statement of Operations. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in “Net realized gain (loss) on investments” on the Statement of Operations.
D. Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared and paid monthly by the Fund, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

Notes to Financial Statements (Continued)
First Trust SSI Strategic Convertible Securities ETF (FCVT)
October 31, 2021
The tax character of distributions paid by the Fund during the fiscal years ended October 31, 2021 and 2020, was as follows:
Distributions paid from:	2021	2020
Ordinary income	$3,695,653	$3,308,156
Capital gains	2,284,319	—
Return of capital	—	—
As of October 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$—
Accumulated capital and other gain (loss)	50,680,223
Net unrealized appreciation (depreciation)	61,328,448
E. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2021, for federal income tax purposes, the Fund had no capital loss carryforwards available to the extent provided by regulations to offset future capital gains.
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended October 31, 2021, the Fund had no net ordinary losses.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2018, 2019, 2020, and 2021 remain open to federal and state audit. As of October 31, 2021, management has evaluated the application of these standards to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Fund and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended October 31, 2021, the adjustments for the Fund were as follows:
Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-in Capital
$10,604,283	$(24,774,567)	$14,170,284
F. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (See Note 3).
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for supervising the selection and ongoing monitoring of the securities

Notes to Financial Statements (Continued)
First Trust SSI Strategic Convertible Securities ETF (FCVT)
October 31, 2021
in the Fund’s portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
The Fund and First Trust have retained SSI Investment Management LLC (“SSI” or the “Sub-Advisor”) to serve as its investment sub-advisor. In this capacity, SSI is responsible for the selection and on-going monitoring of the securities in the Fund’s investment portfolio. Pursuant to the Investment Management Agreement between the Trust and the Advisor, First Trust will supervise SSI and its management of the investment of the Fund’s assets and will pay SSI for its services as the Fund’s sub-advisor. First Trust will also be responsible for the Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Fund has agreed to pay First Trust an annual unitary management fee equal to 0.95% of its average daily net assets. SSI receives a sub-advisory fee from First Trust equal to 50% of any remaining monthly investment management fee paid to First Trust after the average Fund expenses accrued during the most recent twelve months are subtracted from the investment management fee in a given month. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250, which is covered under the annual unitary management fee.
The Trust has multiple service agreements with Brown Brothers Harriman & Co. (“BBH”). Under the service agreements, BBH performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BBH is responsible for custody of the Fund’s assets. As fund accountant and administrator, BBH is responsible for maintaining the books and records of the Fund’s securities and cash. As transfer agent, BBH is responsible for maintaining shareholder records for the Fund.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a defined-outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairs rotate every three years. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
The cost of purchases and proceeds from sales of securities, excluding short-term investments and in-kind transactions, for the fiscal year ended October 31, 2021, were $386,570,370 and $399,902,685, respectively.
For the fiscal year ended October 31, 2021, the Fund had no in-kind transactions.
5. Creations, Redemptions and Transaction Fees
The Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with the Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in large blocks of shares known as “Creation Units.” Prior to the start of trading on every business day, the Fund publishes through the National Securities Clearing Corporation (“NSCC”) the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of the Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of the Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in the Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of the Fund’s shares at or close to the NAV per share of the Fund.
The Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.

Notes to Financial Statements (Continued)
First Trust SSI Strategic Convertible Securities ETF (FCVT)
October 31, 2021
The Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by the Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.
6. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or to provide investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before March 31, 2023.
7. Indemnification
The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
8. Subsequent Events
Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there was the following subsequent event:
On November 18, 2021, First Trust Limited Duration Investment Grade Corporate ETF, an additional series of the Trust, began trading under the symbol “FSIG” on NYSE Arca, Inc.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund IV:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of First Trust SSI Strategic Convertible Securities ETF (the “Fund”), a series of the First Trust Exchange-Traded Fund IV, including the portfolio of investments, as of October 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and brokers, when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
Chicago, Illinois
December 22, 2021
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust SSI Strategic Convertible Securities ETF (FCVT)
October 31, 2021 (Unaudited)
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Federal Tax Information
For the taxable year ended October 31, 2021, the following percentages of income dividend paid by the Fund qualify for the dividends received deduction available to corporations and are hereby designated as qualified dividend income:
Dividends Received Deduction	Qualified Dividend Income
5.21%	5.17%
A portion of the ordinary dividends (including short-term capital gains) that the Fund paid to shareholders during the taxable year ended October 31, 2021, may be eligible for the Qualified Business Income (QBI) Deduction under the Internal Revenue Code of 1986, as amended, section 199A for the aggregate dividends the Fund received from the underlying Real Estate Investment Trusts (REITs) it invests in.
Risk Considerations
Risks are inherent in all investing. Certain general risks that may be applicable to a Fund are identified below, but not all of the material risks relevant to each Fund are included in this report and not all of the risks below apply to each Fund. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information and other regulatory filings. Before investing, you should consider each Fund’s investment objective, risks, charges and expenses, and read each Fund’s prospectus and statement of additional information carefully. You can download each Fund’s prospectus at www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about each Fund.
Concentration Risk. To the extent that a fund is able to invest a significant percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund’s investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund’s corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is more broadly diversified.
Credit Risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.
Cyber Security Risk. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.
Defined Outcome Funds Risk. To the extent a fund’s investment strategy is designed to deliver returns tied to the price performance of an underlying ETF, an investor may not realize the returns the fund seeks to achieve if that investor does not hold shares for the entire target outcome period. In the event an investor purchases shares after the first day of the target outcome period or sells shares prior to the end of the target outcome period, the buffer that the fund seeks to provide against a decline in the value of the underlying

Additional Information (Continued)
First Trust SSI Strategic Convertible Securities ETF (FCVT)
October 31, 2021 (Unaudited)
ETF may not be available, the enhanced returns that the fund seeks to provide (if any) may not be available and the investor may not participate in a gain in the value of the underlying ETF up to the cap for the investor’s investment period. Additionally, the fund will not participate in gains of the underlying ETF above the cap and a shareholder may lose their entire investment. If the fund seeks enhanced returns, there are certain time periods when the value of the fund may fall faster than the value of the underlying ETF, and it is very unlikely that, on any given day during which the underlying ETF share price increases in value, the fund’s share price will increase at the same rate as the enhanced returns sought by the fund, which is designed for an entire target outcome period. Trading flexible exchange options involves risks different from, or possibly greater than, the risks associated with investing directly in securities, such as less liquidity and correlation and valuation risks. A fund may experience substantial downside from specific flexible exchange option positions and certain positions may expire worthless.
Derivatives Risk. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative. These risks are heightened when a fund’s portfolio managers use derivatives to enhance the fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.
Equity Securities Risk. To the extent a fund invests in equity securities, the value of the fund’s shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
ETF Risk. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount). In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF’s shares, or decisions by an ETF’s authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF’s shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.
Fixed Income Securities Risk. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund’s fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund’s fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or “junk” bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.
Index or Model Constituent Risk. Certain funds may be a constituent of one or more indices or ETF models. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund’s net asset value could be negatively impacted and the fund’s market price may be significantly below its net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in a fund’s shares.
Index Provider Risk. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund’s costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.

Additional Information (Continued)
First Trust SSI Strategic Convertible Securities ETF (FCVT)
October 31, 2021 (Unaudited)
Investment Companies Risk. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the fund’s investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.
LIBOR Risk. To the extent a fund invests in floating or variable rate obligations that use the London Interbank Offered Rate (“LIBOR”) as a reference interest rate, it is subject to LIBOR Risk. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, will cease making LIBOR available as a reference rate over a phase-out period that will begin immediately after December 31, 2021. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the fund or on certain instruments in which the fund invests can be difficult to ascertain, and they may vary depending on a variety of factors, and they could result in losses to the fund.
Management Risk. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund’s investment portfolio, the fund’s portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.
Market Risk. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. The outbreak of the respiratory disease designated as COVID-19 in December 2019 has caused significant volatility and declines in global financial markets, which have caused losses for investors. While the development of vaccines has slowed the spread of the virus and allowed for the resumption of “reasonably” normal business activity in the United States, many countries continue to impose lockdown measures in an attempt to slow the spread. Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease.
Non-U.S. Securities Risk. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; capital controls; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; the imposition of sanctions by foreign governments; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.
Operational Risk. Each fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of a fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Each fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect a fund’s ability to meet its investment objective. Although the funds and the funds’ investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.
Passive Investment Risk. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.
NOT FDIC INSURED	NOT BANK GUARANTEED	MAY LOSE VALUE
Advisory and Sub-Advisory Agreements
Board Considerations Regarding Approval of Continuation of Investment Management and Sub-Advisory Agreements
The Board of Trustees of First Trust Exchange-Traded Fund IV (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Advisory Agreement”) with First Trust Advisors L.P. (the “Advisor”) on behalf of the First Trust SSI Strategic Convertible Securities ETF (the “Fund”) and the Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement” and together with the Advisory Agreement, the “Agreements”) among the Trust, on behalf of the Fund, the Advisor and SSI Investment Management LLC (the “Sub-Advisor”). The Board approved the continuation of the Agreements for a one-year period ending June 30, 2022 at a meeting held on June 6–7, 2021. The Board determined that the

Additional Information (Continued)
First Trust SSI Strategic Convertible Securities ETF (FCVT)
October 31, 2021 (Unaudited)
continuation of the Agreements is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 26, 2021 and June 6–7, 2021, the Board, including the Independent Trustees, reviewed materials provided by the Advisor and the Sub-Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor and the Sub-Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate payable by the Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds (“ETFs”) managed by the Advisor; the sub-advisory fee rate as compared to fees charged to other clients of the Sub-Advisor; the expense ratio of the Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for the Fund, including comparisons of the Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to the Fund and the potential for the Advisor and the Sub-Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; financial data for the Sub-Advisor; any fall-out benefits to the Advisor and its affiliate, First Trust Portfolios L.P. (“FTP”), and the Sub-Advisor; and information on the Advisor’s and the Sub-Advisor’s compliance programs. The Board reviewed initial materials with the Advisor at the meeting held on April 26, 2021, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisor. Following the April meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 6–7, 2021 meeting, as well as at the June meeting. The Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor and among the Trust, the Advisor and the Sub-Advisor continue to be reasonable business arrangements from the Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor and the Sub-Advisor manage the Fund and knowing the Fund’s unitary fee.
In reviewing the Agreements, the Board considered the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor under the Agreements. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Trust and the Fund and reviewed all of the services provided by the Advisor to the Fund, including the oversight of the Sub-Advisor, as well as the background and experience of the persons responsible for such services. The Board noted that the Advisor oversees the Sub-Advisor’s day-to-day management of the Fund’s investments, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s, the Sub-Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objective, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 26, 2021 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. With respect to the Sub-Advisory Agreement, the Board noted that the Fund is an actively-managed ETF and the Sub-Advisor actively manages the Fund’s investments. The Board reviewed the materials provided by the Sub-Advisor and considered the services that the Sub-Advisor provides to the Fund, including the Sub-Advisor’s day-to-day management of the Fund’s investments. In considering the Sub-Advisor’s management of the Fund, the Board noted the background and experience of the Sub-Advisor’s portfolio management team, including the Board’s prior meetings with members of the portfolio management team. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and the Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed the Fund consistent with its investment objective, policies and restrictions.
The Board considered the unitary fee rate payable by the Fund under the Advisory Agreement for the services provided. The Board noted that the sub-advisory fee is paid by the Advisor from the unitary fee. The Board considered that as part of the unitary fee the Advisor is responsible for the Fund’s expenses, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the Advisory Agreement and interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees

Additional Information (Continued)
First Trust SSI Strategic Convertible Securities ETF (FCVT)
October 31, 2021 (Unaudited)
pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any. The Board received and reviewed information showing the advisory fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because the Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the unitary fee rate for the Fund was above the median total (net) expense ratio of the peer funds in the Expense Group. With respect to the Expense Group, the Board, at the April 26, 2021 meeting, discussed with the Advisor limitations in creating peer groups for actively-managed ETFs, including that all peer funds in the Expense Group were open-end mutual funds, and different business models that may affect the pricing of services among ETF sponsors. The Board also noted that not all peer funds employ an advisor/sub-advisor management structure. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Fund and other non-ETF clients that limited their comparability. In considering the unitary fee rate overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to the Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor and Sub-Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund’s performance. The Board received and reviewed information comparing the Fund’s performance for periods ended December 31, 2020 to the performance of the funds in the Performance Universe and to that of a benchmark index. Based on the information provided, the Board noted that the Fund outperformed the Performance Universe median for the one-, three- and five-year periods ended December 31, 2020. The Board also noted that the Fund outperformed the benchmark index for the one- and three-year periods ended December 31, 2020 and underperformed the benchmark index for the five-year period ended December 31, 2020.
On the basis of all the information provided on the unitary fee and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for the Fund (out of which the Sub-Advisor is compensated) continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor to the Fund under the Agreements.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund and noted the Advisor’s statement that it believes its expenses will likely increase during the next twelve months as the Advisor continues to hire personnel and build infrastructure, including technology, to improve the services to the Fund. The Board noted that any reduction in fixed costs associated with the management of the Fund would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for the Fund. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2020 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for the Fund was not unreasonable. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Fund. The Board considered that the Advisor had identified as a fall-out benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP. The Board also considered the Advisor’s compensation for fund reporting services provided to the Fund pursuant to a separate Fund Reporting Services Agreement, which is paid from the unitary fee. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.
The Board considered the Sub-Advisor’s statements that it has some fixed and some variable expenses in connection with providing services to the Fund, and that it expects its expenses related to the Fund to be materially greater in 2021 than they were in 2020. The Board did not review the profitability of the Sub-Advisor with respect to the Fund. The Board noted that the Advisor pays the Sub-Advisor from its unitary fee and its understanding that the Fund’s sub-advisory fee rate was the product of an arm’s length negotiation. The Board concluded that the profitability analysis for the Advisor was more relevant. The Board considered the potential fall-out benefits to the Sub-Advisor from being associated with the Advisor and the Fund. The Board noted that the Sub-Advisor experiences fall-out benefits in the form of soft dollar commissions generated by the Fund and considered a summary of the Sub-Advisor’s soft dollar arrangements. The Board concluded that the character and amount of potential fall-out benefits to the Sub-Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.

Additional Information (Continued)
First Trust SSI Strategic Convertible Securities ETF (FCVT)
October 31, 2021 (Unaudited)
Board of Trustees
Effective November 1, 2021, Denise M. Keefe was appointed as a Trustee of the Trust.  Ms. Keefe is Executive Vice President of Advocate Aurora Health and President of Advocate Aurora Continuing Health Division (together, “Advocate”), one of the largest integrated healthcare systems in the U.S. serving Illinois and Wisconsin. Ms. Keefe has been employed by Advocate since 1993 and is responsible for the Continuing Health Division’s strategic direction, fiscal management, business development, revenue enhancement, operational efficiencies, and human resource management of 4,000 employees. Ms. Keefe also currently serves on the boards of several organizations within the Advocate Aurora Continuing Health Division and other health care organizations, including RML Long Term Acute Care Hospitals (since 2014) and Senior Helpers (since 2021). Prior thereto, Ms. Keefe was Corporate Vice President, Marketing and Business Development for the Visiting Nurse Association of Chicago (1989 – 1992) and a former Board Member of Sherman West Court Skilled Nursing Facility.

Board of Trustees and Officers
First Trust SSI Strategic Convertible Securities ETF (FCVT)
October 31, 2021 (Unaudited)
The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.
The Trust’s statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 988-5891.
Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Indefinite Term • Since Inception	Physician; Officer, Wheaton Orthopedics; Limited Partner, Gundersen Real Estate Limited Partnership (June 1992 to December 2016)	215	None
Thomas R. Kadlec, Trustee (1957)	• Indefinite Term • Since Inception	President, ADM Investor Services, Inc. (Futures Commission Merchant)	215	Director of ADM Investor Services, Inc., ADM Investor Services International, Futures Industry Association, and National Futures Association
Robert F. Keith, Trustee (1956)	• Indefinite Term • Since Inception	President, Hibs Enterprises (Financial and Management Consulting)	215	Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Indefinite Term • Since Inception	Senior Advisor (August 2018 to Present), Managing Director and Chief Operating Officer (January 2015 to August 2018), Pelita Harapan Educational Foundation (Educational Products and Services)	215	None
INTERESTED TRUSTEE
James A. Bowen(1), Trustee and Chairman of the Board (1955)	• Indefinite Term • Since Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	215	None

(1)	Mr. Bowen is deemed an “interested person” of the Trust due to his position as CEO of First Trust Advisors L.P., investment advisor of the Trust.

Board of Trustees and Officers (Continued)
First Trust SSI Strategic Convertible Securities ETF (FCVT)
October 31, 2021 (Unaudited)
Name and Year of Birth	Position and Offices with Trust	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(2)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since January 2016	Managing Director and Chief Financial Officer (January 2016 to Present), Controller (January 2011 to January 2016), Senior Vice President (April 2007 to January 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer (January 2016 to Present), BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)
Donald P. Swade (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since January 2016	Senior Vice President (July 2016 to Present), Vice President (April 2012 to July 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.
W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Since Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.

Roger F. Testin (1966)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Stan Ueland (1970)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P
(2)	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust SSI Strategic Convertible Securities ETF (FCVT)
October 31, 2021 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•	Information we receive from you and your broker-dealer, investment professional or financial representative through interviews, applications, agreements or other forms;
•	Information about your transactions with us, our affiliates or others;
•	Information we receive from your inquiries by mail, e-mail or telephone; and
•	Information we collect on our website through the use of “cookies”. For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•	In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•	We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
March 2021

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
INVESTMENT SUB-ADVISOR
SSI Investment Management LLC
9440 Santa Monica Blvd, 8th Floor
Beverly Hills, CA 90210
ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

FIRST TRUST

First Trust Exchange-Traded Fund IV

--------------------------------------------------------------------------------

First Trust Long Duration Opportunities ETF (LGOV)

------------------
  Annual Report
For the Year Ended
 October 31, 2021
------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

               FIRST TRUST LONG DURATION OPPORTUNITIES ETF (LGOV)
                                 ANNUAL REPORT
                                OCTOBER 31, 2021

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First
Trust" or the "Advisor") and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate,"
"estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund IV (the "Trust") described in this report (First Trust Long Duration Opportunities ETF; hereinafter referred to as the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objective. The
Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund's shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in the Fund. See "Risk Considerations" in the Additional
Information section of this report for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit
www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on the Fund's webpage at www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary from the portfolio management team of the
Fund, you may obtain an understanding of how the market environment affected the
Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of a relevant market benchmark.

It is important to keep in mind that the opinions expressed by personnel of the
Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the
Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.


--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

               FIRST TRUST LONG DURATION OPPORTUNITIES ETF (LGOV)
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                OCTOBER 31, 2021

Dear Shareholders:

First Trust is pleased to provide you with the annual report for the First Trust
Long Duration Opportunities ETF (the "Fund"), which contains detailed information about the Fund for the twelve months ended October 31, 2021.

Inflation has arrived, and its entrance was grand, to say the least. The
Consumer Price Index came in at 6.2% year-over-year in October 2021, according to data from the U.S. Bureau of Labor Statistics. The last time it topped the
6.0% mark was in December 1990 (6.1%), over 30 years ago. As is often the case with major shifts in the economy and markets, there is debate over what is truly behind them. For many months, as inflation was trending higher, Federal Reserve
(the "Fed") Chairman Jerome Powell held the view that the rising inflationary pressures largely stemmed from global supply chain bottlenecks induced by the coronavirus ("COVID-19") pandemic. Perhaps the best example of this is the unprecedented backlog of container ships that have dropped anchor outside the
California ports of Los Angeles and Long Beach. Together, these ports service
40% of all the container ships bound for the U.S. In normal times, no ships are anchored waiting to unload their goods. Shortages of trucks and drivers have also contributed to the slowdown at the ports.

The takeaway is that goods are not being delivered to warehouses and store shelves in a timely fashion and that is helping to drive prices higher for consumers. Simply put, inflation is the byproduct of too much money chasing too few goods. We'll return to this axiom shortly. Chairman Powell originally believed the bottlenecks would be remedied relatively quickly as the global economy reopened and people went back to work. That, in turn, would allow inflationary pressures to dissipate, which has not happened. Around the end of
October, Chairman Powell finally acknowledged that inflation will likely remain elevated through mid-2022. This realization is what motivated the Fed to announce that it would begin to taper its monthly bond buying program
(quantitative easing) starting in November 2021. It has been purchasing roughly
$80 billion of Treasuries and $40 billion of mortgage-backed securities in the open market every month since June 2020. The Fed will shave $15 billion off that combined total every month until the buying has ceased, which should be around mid-2022. If all goes to plan, the next stage in the evolution of the Fed's monetary policy would involve initiating interest rate hikes.

While the supply chain bottlenecks have clearly played a role in the spike in inflation by limiting the amount of goods available to consume, the biggest contributing factor is likely the surge in the U.S. money supply, according to
Brian Wesbury, Chief Economist at First Trust. M2 is a measure of the money supply that includes cash, checking deposits and liquid assets easily convertible to cash. The M2 measure of money has exploded by 36% since February
2020, well above the 6% pre-COVID-19 annualized norm. The trillions of dollars of stimulus distributed by the U.S. government to help backstop the economy during the pandemic has contributed to higher inflation. On Wednesday, November
10, 2021, President Joe Biden admitted that his $1.9 trillion COVID-19 stimulus package has done just that. Remember, too much money chasing too few goods leads to inflation. Keep in mind, President Biden has recently successfully navigated a $1.2 trillion bipartisan infrastructure bill through Congress and has another roughly $1.75 trillion Build Back Better Act (social spending) piece of legislation pending. That means there is at least another $1.2 trillion dollars flowing into the economy over the next few years, and maybe more.

Data from FactSet indicates that the number of S&P 500(R) Index companies mentioning inflation on their 2021 third quarter earnings call hit a 10-year high, according to Business Insider. To date, 285 of the 461 companies that have reported their results have cited concerns over rising inflation. The Materials,
Consumer Staples and Energy sectors had the highest percentage of companies mentioned on these earnings calls at 90%, 88% and 86%, respectively. Suffice it to say, investors should add inflation to the list of criteria to assist them in positioning their portfolios moving forward.

Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Fund again in six months.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

                                                                          Page 1


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

FIRST TRUST LONG DURATION OPPORTUNITIES ETF (LGOV)

The First Trust Long Duration Opportunities ETF's (the "Fund") primary investment objective is to generate current income with a focus on preservation of capital. Under normal market conditions, the Fund will invest at least 80% of its net assets (including investment borrowings) in a portfolio of investment-grade debt securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities, including publicly-issued U.S.
Treasury securities and mortgage-related securities. The Fund may also invest in exchange-traded funds ("ETFs") that principally invest in such securities. The
Fund may purchase mortgage-related securities in "to-be-announced" transactions
("TBA Transactions"), including mortgage dollar rolls.


------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                                                             AVERAGE ANNUAL          CUMULATIVE
                                                                                              TOTAL RETURNS         TOTAL RETURNS
                                                                            1 Year Ended   Inception (1/22/19)   Inception (1/22/19)
                                                                             1 0/31/21         to 10/31/21           to 10/31/21
FUND PERFORMANCE
NAV                                                                            -1.02%             7.22%                21.33%
Market Price                                                                   -1.74%             7.22%                21.33%

INDEX PERFORMANCE
ICE BofA 5+ Year US Treasury Index                                             -4.67%             6.64%                19.51%
------------------------------------------------------------------------------------------------------------------------------------


Total returns for the periods since inception are calculated from the inception date of the Fund. "Average Annual Total Returns" represent the average annual change in value of an investment over the period indicated. "Cumulative Total
Returns" represent the total change in value of an investment over the periods indicated.

The Fund's per share net asset value ("NAV") is the value of one share of the
Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint of the national best bid and offer price ("NBBO") as of the time that the Fund's NAV is calculated. Under SEC rules, the NBBO consists of the highest displayed buy and lowest sell prices among the various exchanges trading the Fund a the time the Fund's NAV is calculated. Since shares of the
Fund did not trade in the secondary market until after its inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in the Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the index. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the
Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future performance.


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST LONG DURATION OPPORTUNITIES ETF (LGOV)

---------------------------------------------------------------
                                                    % OF
FUND ALLOCATION                                  NET ASSETS
---------------------------------------------------------------
U.S. Government Agency Mortgage-Backed
   Securities                                       72.2%
U.S. Government Bonds and Notes                      3.8
Money Market Funds                                  26.4
Call Options Purchased                               0.0*
Put Options Purchased                                0.0*
Call Options Written                                (0.0)*
Put Options Written                                 (0.0)*
Net Other Assets and Liabilities(1)                 (2.4)
                                                  -------
   Total                                           100.0%
                                                  =======

* Amount is less than 0.1%.

---------------------------------------------------------------
                                              % OF TOTAL LONG
                                                FIXED-INCOME
CREDIT QUALITY(3)                            INVESTMENTS & CASH
---------------------------------------------------------------
Government and Agency                               74.0%
Cash & Cash Equivalents                             26.0
                                                  -------
   Total                                           100.0%
                                                  =======

---------------------------------------------------------------
                                               % OF LONG-TERM
TOP TEN HOLDINGS                               INVESTMENTS(2)
---------------------------------------------------------------
Government National Mortgage Association,
   Series 2010-61, Class KE, 5.00%, 05/16/40         6.4%
Federal Home Loan Mortgage Corporation
   Multifamily Structured Pass Through
   Certificates, Series 2018-K158, Class A2,
   3.90%, 12/25/30                                   5.1
U.S. Treasury Bond, 1.25%, 05/15/50                  5.0
Federal National Mortgage Association,
   Series 2005-74, Class NZ, 6.00%, 09/25/35         4.8
Federal Home Loan Mortgage Corporation
   Multifamily Structured Pass Through
   Certificates, Series 2018-K158, Class A3,
   3.90%, 10/25/33                                   4.7
Federal Home Loan Mortgage Corporation
   Multifamily Structured Pass Through
   Certificates, Series 2018-K156, Class A3,
   3.70%, 06/25/33                                   4.6
Federal National Mortgage Association,
   Series 2015-66, Class CL, 3.50%, 07/25/41         4.1
Federal Home Loan Mortgage Corporation,
   Pool TBA, 2.50%, 12/15/51                         4.1
Government National Mortgage Association,
   Series 2020-159, Class Z, 2.50%, 10/16/62         3.0
Federal National Mortgage Association,
   Series 2016-101, Class ZP, 3.50%, 01/25/47        3.0
                                                  -------
      Total                                         44.8%
                                                  =======

---------------------------------------------------------------
WEIGHTED AVERAGE EFFECTIVE NET DURATION
---------------------------------------------------------------
October 31, 2021                                 9.96 Years
High - March 31, 2021                           11.78 Years
Low - July 31, 2021                              8.74 Years

-----------------------------

(1)   Includes variation margin on futures.

(2)   Percentages are based on the long positions only. Money market funds are excluded.

(3)   The ratings are by Standard & Poor's Ratings Group, a division of The
      McGraw-Hill Companies, Inc. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO), of the creditworthiness of an issuer with respect to debt obligations. Ratings are measured highest to lowest on a scale that generally ranges from AAA to D for long-term ratings and A-1+ to C for short-term ratings.
      Investment grade is defined as those issuers that have a long-term credit rating of BBB- or higher or a short-term credit rating of A-3 or higher.
      The credit ratings shown relate to the credit worthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares.
      U.S. Treasury and U.S. Agency mortgage-backed securities appear under
      "Government and Agency". Credit ratings are subject to change.

                                                                          Page 3


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST LONG DURATION OPPORTUNITIES ETF (LGOV)


             PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                 JANUARY 22, 2019 - OCTOBER 31, 2021

            First Trust Long Duration   ICE BofA 5+ Year
                Opportunities ETF       US Treasury Index
1/22/19              $10,000                 $10,000
4/30/19               10,425                  10,273
10/31/19              11,408                  11,321
4/30/20               12,436                  12,839
10/31/20              12,259                  12,536
4/30/21               11,760                  11,593
10/31/21              12,133                  11,951


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.


--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

               FIRST TRUST LONG DURATION OPPORTUNITIES ETF (LGOV)
                                 ANNUAL REPORT
                          OCTOBER 31, 2021 (UNAUDITED)

                                    ADVISOR

First Trust Advisors L.P. ("First Trust" or the "Advisor") is the investment advisor to the First Trust Long Duration Opportunities ETF (the "Fund" or
"LGOV"). First Trust is responsible for the selection and ongoing monitoring of the securities in the Fund's portfolio and certain other services necessary for the management of the portfolio.

                           PORTFOLIO MANAGEMENT TEAM

JAMES SNYDER - SENIOR VICE PRESIDENT AND SENIOR PORTFOLIO MANAGER,
   FIRST TRUST SECURITIZED PRODUCTS GROUP
JEREMIAH CHARLES - SENIOR VICE PRESIDENT AND SENIOR PORTFOLIO MANAGER,
   FIRST TRUST SECURITIZED PRODUCTS GROUP

                                   COMMENTARY

The Fund's primary investment objective is to generate current income with a focus on preservation of capital. Under normal market conditions, the Fund will invest at least 80% of its net assets (including investment borrowings) in a portfolio of investment-grade debt securities issued or guaranteed by the U.S.
government, its agencies or government-sponsored entities, including publicly-issued U.S. Treasury securities and mortgage-related securities.

MARKET RECAP

The 2021 year began much the same way that 2020 closed out; with markets reacting to a new U.S. government Administration, along with digesting the lingering effects of the coronavirus ("COVID-19") pandemic. On the back of incredibly positive vaccine developments and their subsequent rollout, risk markets staged a very strong and very broad-based rally as market expectations for a faster economic recovery than anticipated began to be priced into forward data. Credit spreads continued their general tightening theme that had persisted in the second half of 2020, with credit curve compression occurring as well. The strength of the housing market accelerated as low rates persisted, forbearance levels declined, and the labor market continued to improve as the economy reopened. After multiple rounds of additional federal spending and stimulus passed, market participants took notice, and when considering these market conditions alongside a blow out in M2 money supply, as well as supply chain issues during the pandemic, two factors weighed heavily on the intermediate and longer dated maturity segment of the U.S. yield curve - inflation and Treasury debt issuance. Over the preceding 12 months, Treasury issuance had already soared to buoy government deficit spending. As a result, yields on intermediate to longer dated Treasuries rose dramatically, while the front end, led by the
2-Year Treasury which was firmly anchored by the Federal Reserve's (the "Fed")
policy, was basically unchanged. As rates rose, yield hungry investors remained in an aggressive risk-on stance, as economic data showed the recovery was well underway. The Fed, taking notice of this increase in inflation expectations and subsequent repricing of forward yields, began in earnest an effort to talk down inflationary pressures as "transitory", and continued to maintain that lifting rates was years off as it believed conditions to do so had not yet been met in the post-COVID-19 recovery. With rates drifting lower once again and facing a new surge in COVID-19 cases due to the Delta variant, investors were eager to add duration which saw longer dated yields claw back much of the rise that happened earlier in the year. Although the Delta variant wave was underway, it did very little to deter U.S. growth, and investor risk appetite, as credit spreads remained very sticky. Throughout the summer of 2021, measures of inflation continued to rise, and as such the Fed began to discuss the timing of tapering its quantitative easing asset purchasing. This also did little to quell investor appetite, with only generic Agency mortgage-backed securities ("MBS")
spreads widening with any magnitude. Following the most recent Fed meeting in
September of 2021, incoming inflation data continued to come in elevated, and as such bond yields repriced higher across the curve. Over the fiscal year, 2-Year treasury yields rose +35 basis points ("bps"), the 5-Year yield rose +80 bps, and the 10-Year yield rose +68 bps. This heightened rate volatility caused some securitized spreads to widen modestly to close out the fiscal year.

PERFORMANCE ANALYSIS

For the 12-month period ended October 31, 2021, the Fund returned -1.02% on a net asset value ("NAV") basis, net of fees. Since the Fund's inception on
January 22, 2019, the Fund has returned 21.33% on a cumulative NAV basis, net of fees.

During the 12-month period ended October 31, 2021, the ICE BofA 5+ Year US
Treasury Index (the "Index") returned -4.67%. Since the Fund's inception on
January 22, 2019, the Index has returned 19.51% on a cumulative basis.

                                                                          Page 5


--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST LONG DURATION OPPORTUNITIES ETF (LGOV)
                                 ANNUAL REPORT
                          OCTOBER 31, 2021 (UNAUDITED)

During the 12-month period ended October 31, 2021, the Fund outperformed the
Index by 3.65%, net of fees. The Fund is structured to own a significant percentage of the Fund in Agency MBS securities, whereas the benchmark is a pure
Treasury index. Over the course of the fiscal year, the Fund has maintained significantly less duration than its benchmark, which has helped the Fund as interest rates have risen. To help maintain this lower duration, the Fund utilizes derivatives, predominantly in Treasury futures and options. The Fund uses these in both long and short positions, to manage both its overall interest rate exposure, and its key rate or duration exposure by maturity point along the yield curve. Additionally, the Fund uses long Treasury futures to gain exposure to the U.S. government rates market. Since the Fund uses futures in such a way, and interest rates are higher on the year, the use of futures has contributed to the negative total return of the Fund over the period. However, active management of duration, curve and volatility exposures using these instruments has contributed to the significant relative outperformance versus the benchmark.
Prepayments have also remained very high in the Agency MBS sector, and as such, given the positively convex attributes of Agency commercial mortgage-backed securities ("CMBS"), and the teams favorable view on multifamily credit, an increase in allocation to the sector was made. Additionally, the portfolio management team has also looked to stay very liquid in Agency MBS and take advantage of attractive pricing in the TBA Dollar Roll market, as carry earned exceeded that of specified pools in some instances. Lastly, a modest benefit to performance was attributable to pricing performance of select odd lot Agency MBS positions at the time of purchase. The Fund's portfolio management team reasonably expect that such investments in odd lot positions could continue to impact the Fund's performance to the extent the Fund continues to grow.

MARKET OUTLOOK

As expected, we saw an acceleration in overall consumer and economic data to start the year. With the massive increase in M2 money supply, coupled with stimulus dollars in the hands of consumers, and ongoing supply chain delays and labor market shortages, we do expect inflationary risks to continue to build and do not believe that all of the inflation we are seeing is transitory. We are ever mindful of the impacts this can have on term premium pricing along the U.S.
yield curve and believe heightened uncertainty will ultimately push yields across the curve higher. We believe that while it won't be a straight line, the yield curve will ultimately start to flatten once the Fed begins its hike program, which we believe will happen in the second half of 2022. At the outset of the pandemic, the Fed deployed emergency rate cuts, large scale quantitative easing and unprecedented lending programs. Over 1.5 years later, the Fed remains highly accommodative. We do anticipate that the Fed will begin to taper its bond purchasing program later this year and will wrap that up sometime in early to mid-2022. Overall, we believe that the longer the Fed maintains its view that inflation pressures are 'transitory', the greater the risk that the Fed will be forced to hike rates aggressively in order to try to bring inflation back to its stated targets. In the meantime, we expect that the very front end of the curve will remain fairly anchored in place, with heightened levels of rate volatility centralized in the intermediate to longer maturity segments.

Given our outlook on the broader bond markets including Fed policy surrounding taper and inflation, we plan to continue to actively manage the Fund versus the
Index from a duration and asset allocation standpoint. To the extent the curve sees a significant bear steepening, likely due to further inflationary pressures, Treasury supply or rate hikes, we will look to take advantage of higher longer maturity yields and increase the duration of the Fund. From an asset allocation perspective, due to the strength of the housing market and broader real estate markets, we plan to continue to allocate to attractively priced Agency CMBS and select Agency MBS opportunities. In our view, this continued approach provides stability, positively convex instruments, along with spread and income opportunities for shareholders. We believe this strategy can be very effective with proper security selection, particularly when combined with appropriate yield curve management. We continue to maintain a tradeable portfolio as that is critical to being able to act should opportunities arise.


FIRST TRUST LONG DURATION OPPORTUNITIES ETF (LGOV)

UNDERSTANDING YOUR FUND EXPENSES
OCTOBER 31, 2021 (UNAUDITED)

As a shareholder of First Trust Long Duration Opportunities ETF (the "Fund"),
you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2021.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month
Period" to estimate the expenses you paid on your account during this six-month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


-----------------------------------------------------------------------------------------------------------------------
                                                                                         ANNUALIZED
                                                                                        EXPENSE RATIO    EXPENSES PAID
                                                     BEGINNING           ENDING         BASED ON THE       DURING THE
                                                   ACCOUNT VALUE     ACCOUNT VALUE        SIX-MONTH        SIX-MONTH
                                                    MAY 1, 2021     OCTOBER 31, 2021     PERIOD (a)      PERIOD (a) (b)
-----------------------------------------------------------------------------------------------------------------------
FIRST TRUST LONG DURATION OPPORTUNITIES ETF (LGOV)
Actual                                               $1,000.00         $1,031.80            0.72%            $3.69
Hypothetical (5% return before expenses)             $1,000.00         $1,021.58            0.72%            $3.67


(a)   Annualized expense ratio and expenses paid during the six-month period do not include fees and expenses of the underlying funds in which the Fund invests.

(b)   Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (May 1, 2021 through October 31, 2021), multiplied by 184/365 (to reflect the six-month period).

                                                                          Page 7


FIRST TRUST LONG DURATION OPPORTUNITIES ETF (LGOV)

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2021


   PRINCIPAL                                                                           STATED        STATED
     VALUE                                  DESCRIPTION                                COUPON       MATURITY         VALUE
----------------  ----------------------------------------------------------------  ------------  ------------  ----------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES -- 72.2%

                  COLLATERALIZED MORTGAGE OBLIGATIONS -- 30.5%
                  Federal Home Loan Mortgage Corporation
$        160,947     Series 2003-2649, Class IM, IO...............................      7.00%       07/15/33    $         36,226
         264,000     Series 2010-3653, Class UJ...................................      5.00%       04/15/40             321,061
         132,648     Series 2013-4255, Class SN,
                        1 Mo. LIBOR (x) -2.67 + 12.27% (a)........................     12.05%       05/15/35             159,433
         313,008     Series 2020-4980, Class ZU...................................      3.00%       06/25/50             319,458
                  Federal National Mortgage Association
         113,431     Series 2005-69, Class JI, IO.................................      6.00%       08/25/35              23,133
         888,196     Series 2005-74, Class NZ.....................................      6.00%       09/25/35           1,207,252
         843,584     Series 2005-113, Class AI, IO,
                        1 Mo. LIBOR (x) -1 + 7.23% (a)............................      7.14%       01/25/36             165,966
         118,386     Series 2008-94, Class JS, 1 Mo. LIBOR (x) -6 + 30.00% (a)....     29.46%       04/25/36             195,871
         433,000     Series 2012-93, Class LY.....................................      2.50%       09/25/42             439,194
          39,839     Series 2015-34, Class OK, PO.................................       (b)        03/25/44              38,971
         944,376     Series 2015-66, Class CL.....................................      3.50%       07/25/41           1,025,344
         298,685     Series 2016-23, Class PL.....................................      3.00%       11/25/45             312,087
         682,356     Series 2016-101, Class ZP....................................      3.50%       01/25/47             761,425
         395,045     Series 2018-9, Class PL......................................      3.50%       02/25/48             427,255
         173,764     Series 2018-94, Class KZ.....................................      4.50%       01/25/49             221,828
          91,993     Series 2018-94, Class LZ.....................................      4.50%       01/25/49             116,832
         710,669     Series 2020-17, Class L......................................      2.50%       03/25/50             700,533
                  Government National Mortgage Association
         285,895     Series 2009-32, Class ZA.....................................      5.50%       05/20/39             335,361
       1,292,000     Series 2010-61, Class KE.....................................      5.00%       05/16/40           1,607,459
         514,719     Series 2015-168, Class GI, IO................................      5.50%       02/16/33              54,501
         403,000     Series 2018-112, Class CG....................................      3.50%       08/20/48             438,533
         438,272     Series 2018-125, Class KZ....................................      3.50%       09/20/48             477,240
         345,881     Series 2019-132, Class NZ....................................      3.50%       10/20/49             384,949
         343,000     Series 2020-83, Class KY.....................................      3.00%       06/20/50             364,263
                                                                                                                ----------------
                                                                                                                      10,134,175
                                                                                                                ----------------
                  COMMERCIAL MORTGAGE-BACKED SECURITIES -- 38.6%
                  Federal Home Loan Mortgage Corporation Multifamily Structured
                    Pass Through Certificates
       7,619,145     Series 2014-K036, Class X1, IO (c)...........................      0.71%       10/25/23              95,761
       1,000,000     Series 2018-K156, Class A3...................................      3.70%       06/25/33           1,164,384
      39,812,333     Series 2018-K156, Class X1, IO (c)...........................      0.07%       06/25/33             405,142
         570,000     Series 2018-K157, Class A3...................................      3.99%       08/25/33             679,776
       1,100,000     Series 2018-K158, Class A2...................................      3.90%       12/25/30           1,291,190
       1,000,000     Series 2018-K158, Class A3...................................      3.90%       10/25/33           1,183,545
       4,645,000     Series 2019-K093, Class XAM, IO (c)..........................      1.19%       05/25/29             388,926
       1,694,208     Series 2019-K095, Class X1, IO (c)...........................      0.95%       06/25/29             108,270
       1,936,000     Series 2019-K095, Class XAM, IO (c)..........................      1.24%       06/25/29             170,215
       4,870,000     Series 2020-K109, Class XAM, IO (c)..........................      1.80%       04/25/30             674,716
       6,850,000     Series 2020-K120, Class XAM, IO (c)..........................      1.21%       10/25/30             678,153
       1,995,925     Series 2020-K1515, Class X1, IO (c)..........................      1.51%       02/25/35             309,839
       2,641,637     Series 2020-K1516, Class X1, IO (c)..........................      1.51%       05/25/35             433,653
       3,496,288     Series 2020-K1517, Class X1, IO (c)..........................      1.33%       07/25/35             505,405
       8,375,000     Series 2021-K123, Class XAM, IO..............................      0.98%       12/25/30             685,366
       8,690,000     Series 2021-K124, Class XAM, IO (c)..........................      0.94%       01/25/31             685,010
      10,125,000     Series 2021-K125, Class XAM, IO (c)..........................      0.78%       01/25/31             674,318


Page 8                  See Notes to Financial Statements


FIRST TRUST LONG DURATION OPPORTUNITIES ETF (LGOV)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2021


   PRINCIPAL                                                                           STATED        STATED
     VALUE                                  DESCRIPTION                                COUPON       MATURITY         VALUE
----------------  ----------------------------------------------------------------  ------------  ------------  ----------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)

                  COMMERCIAL MORTGAGE-BACKED SECURITIES (CONTINUED)
                  Government National Mortgage Association
$        768,760     Series 2020-145, Class BD (d)................................      2.30%       03/16/63    $        683,950
         851,408     Series 2020-159, Class Z (d).................................      2.50%       10/16/62             769,098
         472,124     Series 2020-197, Class Z (c).................................      2.25%       10/16/62             398,541
         205,290     Series 2021-4, Class Z (c)...................................      2.00%       09/16/62             157,195
         883,099     Series 2021-28, Class Z (c)..................................      2.00%       10/16/62             693,193
                                                                                                                ----------------
                                                                                                                      12,835,646
                                                                                                                ----------------
                  PASS-THROUGH SECURITIES -- 3.1%
                  Federal National Mortgage Association
       1,000,000     Pool TBA (e).................................................      2.50%       12/15/51           1,024,649
                                                                                                                ----------------
                  TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES.....................................        23,994,470
                  (Cost $23,735,875)                                                                            ----------------

U.S. GOVERNMENT BONDS AND NOTES -- 3.8%
       1,500,000  U.S. Treasury Bond..............................................      1.25%       05/15/50           1,267,471
                                                                                                                ----------------
                  TOTAL U.S. GOVERNMENT BONDS AND NOTES.......................................................         1,267,471
                  (Cost $1,399,922)                                                                             ----------------



     SHARES                                               DESCRIPTION                                                VALUE
----------------  --------------------------------------------------------------------------------------------  ----------------
MONEY MARKET FUNDS -- 26.4%
       8,781,281  Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio -
                     Institutional Class - 0.01% (f)..........................................................         8,781,281
                  (Cost $8,781,281)                                                                             ----------------

                  TOTAL INVESTMENTS -- 102.4%.................................................................        34,043,222
                  (Cost $33,917,078) (g)                                                                        ----------------



   NUMBER OF                                                            NOTIONAL      EXERCISE     EXPIRATION
   CONTRACTS                         DESCRIPTION                         AMOUNT        PRICE          DATE           VALUE
----------------  --------------------------------------------------  ------------  ------------  ------------  ----------------
PURCHASED OPTIONS -- 0.0%

CALL OPTIONS PURCHASED -- 0.0%
              10  U.S. 10-Year Treasury Futures Call................  $  1,307,031  $     130.75    11/26/21               6,563
               5  U.S. Treasury Long Bond Futures Call..............       804,219        158.50    11/26/21              15,625
                                                                                                                ----------------
                  TOTAL CALL OPTIONS PURCHASED................................................................            22,188
                  (Cost $13,972)                                                                                ----------------

PUT OPTIONS PURCHASED -- 0.0%
               7  U.S. Treasury Long Bond Futures Put...............     1,125,906        159.00    11/26/21               6,453
                  (Cost $8,014)                                                                                 ----------------

                  TOTAL PURCHASED OPTIONS.....................................................................            28,641
                  (Cost $21,986) (g)                                                                            ----------------

WRITTEN OPTIONS -- (0.0)%

CALL OPTIONS WRITTEN -- (0.0)%
              (5) U.S. Treasury Long Bond Futures Call..............      (804,219)       161.50    11/26/21              (6,563)
                  (Premiums received $2,244)                                                                    ----------------


                        See Notes to Financial Statements                 Page 9


FIRST TRUST LONG DURATION OPPORTUNITIES ETF (LGOV)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2021


   NUMBER OF                                                            NOTIONAL      EXERCISE     EXPIRATION
   CONTRACTS                         DESCRIPTION                         AMOUNT        PRICE          DATE           VALUE
----------------  --------------------------------------------------  ------------  ------------  ------------  ----------------
WRITTEN OPTIONS (CONTINUED)

PUT OPTIONS WRITTEN -- (0.0)%
              (7) U.S. Treasury Long Bond Futures Put...............  $ (1,125,906) $     155.50    11/26/21    $         (1,859)
                  (Premiums received $1,938)                                                                    ----------------

                  TOTAL WRITTEN OPTIONS.......................................................................            (8,422)
                  (Premiums received $4,182) (g)                                                                ----------------

                  NET OTHER ASSETS AND LIABILITIES -- (2.4)%..................................................          (812,796)
                                                                                                                ----------------
                  NET ASSETS -- 100.0%........................................................................  $     33,250,645
                                                                                                                ================


FUTURES CONTRACTS AT OCTOBER 31, 2021 (See Note 2D - Futures Contracts in the
Notes to Financial Statements):


                                                                                                                   UNREALIZED
                                                                                                                  APPRECIATION
                                                                       NUMBER OF   EXPIRATION      NOTIONAL     (DEPRECIATION)/
                   FUTURES CONTRACTS                      POSITION     CONTRACTS      DATE          VALUE            VALUE
-------------------------------------------------------  -----------  -----------  -----------  --------------  ----------------
U.S. 2-Year Treasury Notes                                  Long           9        Dec-2021    $    1,973,250  $            737
U.S. 5-Year Treasury Notes                                  Long           5        Dec-2021           608,750               (21)
U.S. 10-Year Treasury Notes                                 Long          16        Dec-2021         2,091,250            (1,475)
U.S. Treasury Long Bond Futures                             Long          20        Dec-2021         3,216,875            37,976
Ultra U.S. Treasury Bond Futures                            Short          1        Dec-2021          (196,406)              433
                                                                                                --------------  ----------------
                                                                                                $    7,693,719  $         37,650
                                                                                                ==============  ================


-----------------------------

(a)   Inverse floating rate security.

(b)   Zero coupon security.

(c)   Collateral Strip Rate security. Coupon is based on the weighted net interest rate of the investment's underlying collateral. The interest rate resets periodically.

(d)   Weighted Average Coupon security. Coupon is based on the blended interest rate of the underlying holdings, which may have different coupons. The coupon may change in any period.

(e)   All or a portion of this security is part of a mortgage dollar roll agreement (see Note 2I - Mortgage Dollar Rolls and TBA Transactions in the
      Notes to Financial Statements).

(f)   Rate shown reflects yield as of October 31, 2021.

(g)   Aggregate cost for federal income tax purposes is $33,910,552. As of
      October 31, 2021, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was
      $855,561 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was
      $685,241. The net unrealized appreciation was $170,320. The amounts presented are inclusive of derivative contracts.

IO    - Interest-Only Security - Principal amount shown represents par value on which interest payments are based.

LIBOR - London Interbank Offered Rate

PO    - Principal-Only Security

TBA   - To-Be-Announced Security

Page 10                 See Notes to Financial Statements


FIRST TRUST LONG DURATION OPPORTUNITIES ETF (LGOV)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2021

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of October 31,
2021 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):


                                                          ASSETS TABLE
                                                                                                  LEVEL 2            LEVEL 3
                                                             TOTAL             LEVEL 1          SIGNIFICANT        SIGNIFICANT
                                                           VALUE AT            QUOTED           OBSERVABLE        UNOBSERVABLE
                                                          10/31/2021           PRICES             INPUTS             INPUTS
                                                        ---------------    ---------------    ---------------    ---------------
U.S. Government Agency Mortgage-Backed Securities.....  $    23,994,470    $            --    $    23,994,470    $            --
U.S. Government Bonds and Notes.......................        1,267,471                 --          1,267,471                 --
Money Market Funds....................................        8,781,281          8,781,281                 --                 --
                                                        ---------------    ---------------    ---------------    ---------------
Total Investments.....................................       34,043,222          8,781,281         25,261,941                 --
Call Options Purchased................................           22,188             22,188                 --                 --
Put Options Purchased.................................            6,453              6,453                 --                 --
Futures Contracts*....................................           39,146             39,146                 --                 --
                                                        ---------------    ---------------    ---------------    ---------------
Total.................................................  $    34,111,009    $     8,849,068    $    25,261,941    $            --
                                                        ===============    ===============    ===============    ===============

                                                       LIABILITIES TABLE
                                                                                                  LEVEL 2            LEVEL 3
                                                             TOTAL             LEVEL 1          SIGNIFICANT        SIGNIFICANT
                                                           VALUE AT            QUOTED           OBSERVABLE        UNOBSERVABLE
                                                          10/31/2021           PRICES             INPUTS             INPUTS
                                                        ---------------    ---------------    ---------------    ---------------
Call Options Written..................................  $        (6,563)   $        (6,563)   $            --    $            --
Put Options Written...................................           (1,859)            (1,859)                --                 --
Futures Contracts*....................................           (1,496)            (1,496)                --                 --
                                                        ---------------    ---------------    ---------------    ---------------
Total.................................................  $        (9,918)   $        (9,918)   $            --    $            --
                                                        ===============    ===============    ===============    ===============


*     Includes cumulative appreciation/depreciation on futures contracts as reported in the Futures Contracts table. Only the current day's variation margin is presented on the Statements of Assets and Liabilities.

                        See Notes to Financial Statements                Page 11


FIRST TRUST LONG DURATION OPPORTUNITIES ETF (LGOV)

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2021


ASSETS:
Investments, at value..................................................      $   34,043,222
Options contracts purchased, at value..................................              28,641
Cash segregated as collateral for open futures contracts...............             106,222
Receivables:
   Interest............................................................             121,105
   Variation margin....................................................               6,549
   Dividends...........................................................                  78
                                                                             --------------
      Total Assets.....................................................          34,305,817
                                                                             --------------
LIABILITIES:
Options contracts written, at value....................................               8,422
Payables:
   Investment securities purchased.....................................           1,027,826
   Investment advisory fees............................................              18,924
                                                                             --------------
      Total Liabilities................................................           1,055,172
                                                                             --------------
NET ASSETS.............................................................      $   33,250,645
                                                                             ==============
NET ASSETS CONSIST OF:
Paid-in capital........................................................          33,385,375
Par value..............................................................              12,000
Accumulated distributable earnings (loss)..............................            (146,730)
                                                                             --------------
NET ASSETS.............................................................      $   33,250,645
                                                                             ==============
NET ASSET VALUE, per share.............................................      $        27.71
                                                                             ==============
Number of shares outstanding (unlimited number of shares authorized,
   par value $0.01 per share)..........................................           1,200,002
                                                                             ==============
Investments, at cost...................................................      $   33,917,078
                                                                             ==============
Premiums paid on options contracts purchased...........................      $       21,986
                                                                             ==============
Premiums received on options contracts written.........................      $        4,182
                                                                             ==============


Page 12                 See Notes to Financial Statements


FIRST TRUST LONG DURATION OPPORTUNITIES ETF (LGOV)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2021


INVESTMENT INCOME:
Interest...............................................................      $      776,872
Dividends..............................................................               1,322
                                                                             --------------
   Total investment income.............................................             778,194
                                                                             --------------
EXPENSES:
Investment advisory fees...............................................             220,419
Excise tax.............................................................              12,362
                                                                             --------------
   Total expenses......................................................             232,781
                                                                             --------------
NET INVESTMENT INCOME (LOSS)...........................................             545,413
                                                                             --------------
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments.........................................................              80,721
   Futures contracts...................................................            (379,381)
   Purchased options contracts.........................................             (75,852)
   Written options contracts...........................................              51,165
                                                                             --------------
Net realized gain (loss)...............................................            (323,347)
                                                                             --------------
Net change in unrealized appreciation (depreciation) on:
   Investments.........................................................            (672,425)
   Futures contracts...................................................              56,269
   Purchased options contracts.........................................               7,900
   Written options contracts...........................................              (3,149)
                                                                             --------------
Net change in unrealized appreciation (depreciation)...................            (611,405)
                                                                             --------------
NET REALIZED AND UNREALIZED GAIN (LOSS)................................            (934,752)
                                                                             --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS.....................................................      $     (389,339)
                                                                             ==============


                        See Notes to Financial Statements                Page 13


FIRST TRUST LONG DURATION OPPORTUNITIES ETF (LGOV)

STATEMENTS OF CHANGES IN NET ASSETS


                                                                               YEAR ENDED       YEAR ENDED
                                                                               10/31/2021       10/31/2020
                                                                             --------------   ---------------
OPERATIONS:
Net investment income (loss)...........................................      $      545,413   $       255,307
Net realized gain (loss)...............................................            (323,347)          632,940
Net change in unrealized appreciation (depreciation)...................            (611,405)         (206,777)
                                                                             --------------   ---------------
Net increase (decrease) in net assets resulting from operations........            (389,339)          681,470
                                                                             --------------   ---------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations..................................................          (1,088,250)         (478,522)
Return of capital......................................................             (45,452)               --
                                                                             --------------   ---------------
Total distributions to shareholders....................................          (1,133,702)         (478,522)
                                                                             --------------   ---------------
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold..............................................          18,673,006        11,691,878
Cost of shares redeemed................................................          (5,624,256)       (1,384,694)
                                                                             --------------   ---------------
Net increase (decrease) in net assets resulting from
   shareholder transactions............................................          13,048,750        10,307,184
                                                                             --------------   ---------------
Total increase (decrease) in net assets................................          11,525,709        10,510,132

NET ASSETS:
Beginning of period....................................................          21,724,936        11,214,804
                                                                             --------------   ---------------
End of period..........................................................      $   33,250,645   $    21,724,936
                                                                             ==============   ===============
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period................................             750,002           400,002
Shares sold............................................................             650,000           400,000
Shares redeemed........................................................            (200,000)          (50,000)
                                                                             --------------   ---------------
Shares outstanding, end of period......................................           1,200,002           750,002
                                                                             ==============   ===============


Page 14                 See Notes to Financial Statements


FIRST TRUST LONG DURATION OPPORTUNITIES ETF (LGOV)

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                 YEAR ENDED OCTOBER 31,
                                             -------------------------------    PERIOD ENDED
                                                  2021             2020        10/31/2019 (a)
                                             --------------   --------------   --------------
Net asset value, beginning of period           $    28.97       $    28.04       $    25.00
                                               ----------       ----------       ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         0.47             0.82             0.55
Net realized and unrealized gain (loss)             (0.77)            1.24             2.95
                                               ----------       ----------       ----------
Total from investment operations                    (0.30)            2.06             3.50
                                               ----------       ----------       ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                               (0.47)           (1.13)           (0.46)
Net realized gains                                  (0.45)              --               --
Return of capital                                   (0.04)              --               --
                                               ----------       ----------       ----------
Total distributions                                 (0.96)           (1.13)           (0.46)
                                               ----------       ----------       ----------
Net asset value, end of period                 $    27.71       $    28.97       $    28.04
                                               ==========       ==========       ==========
TOTAL RETURN (b)                                    (1.02)%           7.46%           14.08%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)           $   33,251       $   21,725       $   11,215
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
   assets (c)                                        0.69% (d)        0.69% (d)        0.65% (e)
Ratio of net investment income (loss) to
   average net assets                                1.61%            1.89%            2.64% (e)
Portfolio turnover rate (f) (g)                       142%             174%             152%


(a)   Inception date is January 22, 2019, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b)   Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund invests. The ratio does not include these indirect fees and expenses.

(d)   Includes excise tax. If this excise tax expense was not included, the expense ratio would have been 0.65%.

(e)   Annualized.

(f)   Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

(g)   The portfolio turnover rate not including mortgage dollar rolls was 69%,
      118% and 104% for the periods ended October 31, 2021, October 31, 2020 and
      October 31, 2019, respectively.

                        See Notes to Financial Statements                Page 15


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

               FIRST TRUST LONG DURATION OPPORTUNITIES ETF (LGOV)
                                OCTOBER 31, 2021

                                1. ORGANIZATION

First Trust Exchange-Traded Fund IV (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on September 15,
2010, and is registered with the Securities and Exchange Commission under the
Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of ten funds that are offering shares. This report covers the First Trust Long Duration Opportunities ETF (the "Fund"), a
non-diversified series of the Trust, which trades under the ticker "LGOV" on the
NYSE Arca, Inc. ("NYSE Arca"). The Fund represents a separate series of shares of beneficial interest in the Trust. Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large blocks of shares known as "Creation Units."

The Fund is an actively managed exchange-traded fund ("ETF"). The Fund's primary investment objective is to generate current income with a focus on preservation of capital. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets (including investment borrowings) in a portfolio of investment-grade debt securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities, including publicly-issued U.S. Treasury securities and mortgage-related securities. The Fund may also invest in exchange-traded funds
("ETFs") that principally invest in such securities. The Fund's investments in mortgage-related securities may include investments in fixed or adjustable-rate securities structured as "pass-through" securities and collateralized mortgage obligations, including residential and commercial mortgage-backed securities, stripped mortgage-backed securities and real estate mortgage investment conduits. The Fund will invest in mortgage-related securities issued or guaranteed by the U.S. government, its agencies (such as Ginnie Mae), and U.S.
government-sponsored entities (such as Fannie Mae and Freddie Mac). The Fund may purchase government-sponsored mortgage-related securities in "to-be-announced"
transactions ("TBA Transactions"), including mortgage dollar rolls. The Fund intends to enter into mortgage dollar rolls only with high quality securities dealers and banks, as determined by the Fund's investment advisor, First Trust
Advisors L.P. ("First Trust" or the "Advisor"). In addition to its investment in securities issued or guaranteed by the U.S. government, its agencies and government- sponsored entities, the Fund may invest up to 20% of its net assets in other types of debt securities, including privately-issued, non-agency sponsored asset-backed and mortgage-related securities, futures contracts, options, swap agreements, cash and cash equivalents, and ETFs that invest principally in fixed income securities. Further, the Fund may enter into short sales as part of its overall portfolio management strategy, or to offset a potential decline in the value of a security; however, the Fund does not expect, under normal market conditions, to engage in short sales with respect to more than 30% of the value of its net assets. Although the Fund intends to invest primarily in investment grade securities, the Fund may invest up to 20% of its net assets in securities of any credit quality, including securities that are below investment grade, which are also known as high yield securities, or commonly referred to as "junk" bonds, or unrated securities that have not been judged by the Advisor to be of comparable quality to rated investment grade securities. In the case of a split rating between one or more of the nationally recognized statistical rating organizations, the Fund will consider the highest rating. The Fund targets a weighted average effective duration of eight or more years.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting
Standards Codification Topic 946, "Financial Services-Investment Companies." The
following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

The Fund's NAV is determined daily as of the close of regular trading on the New
York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the
NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund's NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Advisor's Pricing Committee, in accordance with valuation procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the
Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund's investments are valued as follows:

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               FIRST TRUST LONG DURATION OPPORTUNITIES ETF (LGOV)
                                OCTOBER 31, 2021

      U.S. government securities, mortgage-backed securities, asset-backed securities and other debt securities are fair valued on the basis of valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Trust's Board of Trustees, which may use the following valuation inputs when available:

            1)    benchmark yields;
            2)    reported trades;
            3)    broker/dealer quotes;
            4)    issuer spreads;
            5)    benchmark securities;
            6)    bids and offers; and
            7)    reference data including market research publications.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Common stocks and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC ("Nasdaq") and the
      London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Shares of open-end funds are valued at fair value which is based on NAV per share.

      Exchange-traded futures contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded futures contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Exchange-traded options contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded options contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor's Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination.
      Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:

            1)    the credit conditions in the relevant market and changes
                  thereto;
            2)    the liquidity conditions in the relevant market and changes thereto;
            3)    the interest rate conditions in the relevant market and
                  changes thereto (such as significant changes in interest
                  rates);
            4)    issuer-specific conditions (such as significant credit
                  deterioration); and
            5)    any other market-based data the Advisor's Pricing Committee considers relevant. In this regard, the Advisor's Pricing
                  Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of
1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

            1)    the fundamental business data relating to the issuer;

            2)    an evaluation of the forces which influence the market in
                  which these securities are purchased and sold;

            3)    the type, size and cost of a security;

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               FIRST TRUST LONG DURATION OPPORTUNITIES ETF (LGOV)
                                OCTOBER 31, 2021

            4)    the financial statements of the issuer;

            5)    the credit quality and cash flow of the issuer, based on the
                  Advisor's or external analysis;

            6)    the information as to any transactions in or offers for the security;

            7)    the price and extent of public trading in similar securities of the issuer/borrower, or comparable companies;

            8)    the coupon payments;

            9)    the quality, value and salability of collateral, if any,
                  securing the security;

           10)    the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer's management (for corporate debt
                  only);

           11)    the prospects for the issuer's industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry (for corporate debt only); and

           12)    other relevant factors.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o     Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o     Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o     Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little
                  information is released publicly.

            o     Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves
                  observable at commonly quoted intervals, volatilities,
                  prepayment speeds, loss severities, credit risks, and default rates).

            o     Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o     Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of October 31, 2021, is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis.
Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.

The United Kingdom's Financial Conduct Authority, which regulates the London
Interbank Offered Rates ("LIBOR"), announced on March 5, 2021 that all non-USD
LIBOR reference rates and the 1-week and 2-month USD LIBOR reference rates will cease to be provided or no longer be representative immediately after December
31, 2021 and the remaining USD LIBOR settings will cease to be provided or no longer be representative immediately after June 30, 2023. The International
Swaps and Derivatives Association, Inc. ("ISDA") confirmed that the March 5,
2021 announcement constituted an index cessation event under the Interbank
Offered Rates ("IBOR") Fallbacks Supplement and the ISDA 2020 IBOR Fallbacks
Protocol for all 35 LIBOR settings and confirmed that the spread adjustment to be used in ISDA fallbacks was fixed as of the date of the announcement.

In the United States, the Alternative Reference Rates Committee (the "ARRC"), a
group of market participants convened by the Board of Governors of the Federal
Reserve System and the Federal Reserve Bank of New York in cooperation with other federal and state government agencies, has since 2014 undertaken efforts to identify U.S. dollar reference interest rates as alternatives to LIBOR and to facilitate the mitigation of LIBOR-related risks. In June 2017, the ARRC identified the Secured Overnight Financing Rate ("SOFR"), a broad measure of the cost of cash overnight borrowing collateralized by U.S. Treasury securities, as the preferred alternative for U.S. dollar LIBOR. The Federal Reserve Bank of New
York began daily publishing of SOFR in April 2018.

At this time, it is not possible to predict the full impact of the elimination of LIBOR and the establishment of an alternative reference rate on the Fund or its investments.

The Fund invests in interest-only securities. For these securities, if there is a change in the estimated cash flows, based on an evaluation of current information, then the estimated yield is adjusted. Additionally, if the evaluation of current information indicates a permanent impairment of the security, the cost basis of the security is written down and a loss is

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               FIRST TRUST LONG DURATION OPPORTUNITIES ETF (LGOV)
                                OCTOBER 31, 2021

recognized. Debt obligations maybe placed on non-accrual status and the related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. The
Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At October 31, 2021, the Fund had no when-issued, delayed-delivery securities. At October 31, 2021, the Fund held $1,024,649 of forward purchase commitments.

C. SHORT SALES

Short sales are utilized to manage interest rate and spread risk, and are transactions in which securities or other instruments (such as options, forwards, futures or other derivative contracts) are sold that are not currently owned in the Fund's portfolio. When the Fund engages in a short sale, the Fund must borrow the security sold short and deliver the security to the counterparty. Short selling allows the Fund to profit from a decline in a market price to the extent such decline exceeds the transaction costs and the costs of borrowing the securities. The Fund is charged a fee or premium to borrow the securities sold short and is obligated to repay the lenders of the securities.
Any dividends or interest that accrues on the securities during the period of the loan are due to the lenders. A gain, limited to the price at which the security was sold short, or a loss, unlimited in size, will be recognized upon the termination of the short sale; which is effected by the Fund purchasing the security sold short and delivering the security to the lender. Any such gain or loss may be offset, completely or in part, by the change in the value of the long portion of the Fund's portfolio. The Fund is subject to the risk it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund.

D. FUTURES CONTRACTS

The Fund may purchase or sell (i.e., is long or short) exchange-listed futures contracts to hedge against changes in interest rates (interest rate risk).
Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Open futures contracts can also be closed out prior to settlement by entering into an offsetting transaction in a matching futures contract. If the
Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain margin deposits on the futures contract. When the contract is closed or expires, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or expired. This gain or loss is included in
"Net realized gain (loss) on futures contracts" on the Statement of Operations.

Upon entering into a futures contract, the Fund must deposit funds, called margin, with its custodian in the name of the clearing broker equal to a specified percentage of the current value of the contract. Open futures contracts are marked-to-market daily with the change in value recognized as a component of "Net change in unrealized appreciation (depreciation) on futures contracts" on the Statement of Operations. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are included in "Variation margin" receivable or payable on the Statement of Assets and Liabilities. If market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contract and may realize a loss. The use of futures contracts involves the risk of imperfect correlation in movements in the price of the futures contracts, interest rates and the underlying instruments.

E. OPTIONS CONTRACTS

In the normal course of pursuing its investment objective, the Fund may invest up to 20% of its net assets in derivative instruments in connection with hedging strategies. The Fund may invest in exchange-listed options on U.S. Treasury securities, exchange-listed options on U.S. Treasury futures contracts and exchange-listed U.S. Treasury futures contracts. The Fund uses derivative instruments primarily to hedge interest rate risk and actively manage interest rate exposure. The primary risk exposure is interest rate risk.

The Fund may purchase (buy) or write (sell) put and call options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position
(put) in a futures contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. Prior to exercise or expiration, a futures option contract may be closed out by an offsetting purchase or sale of a futures option of the same series. When the
Fund writes (sells) an option, an amount equal to the premium received by the
Fund is included in "Options contracts written, at value" on the Statement of
Assets and Liabilities. When the Fund purchases (buys) an option, the premium paid represents the cost of the option, which is included in "Premiums paid

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               FIRST TRUST LONG DURATION OPPORTUNITIES ETF (LGOV)
                                OCTOBER 31, 2021

on options contracts purchased" on the Statement of Assets and Liabilities.
Options are marked-to-market daily and their value is affected by changes in the value of the underlying security, changes in interest rates, changes in the actual or perceived volatility of the securities markets and the underlying securities, and the remaining time to the option's expiration. The value of options may also be adversely affected if the market for the options becomes less liquid or the trading volume diminishes.

The Fund uses options on futures contracts in connection with hedging strategies. Generally, these strategies are applied under the same market and market sector conditions in which the Fund uses put and call options on securities. The purchase of put options on futures contracts is analogous to the purchase of puts on securities so as to hedge the Fund's securities holdings against the risk of declining market prices. The writing of a call option or the purchasing of a put option on a futures contract constitutes a partial hedge against declining prices of securities which are deliverable upon exercise of the futures contract. If the price at expiration of a written call option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's holdings of securities. If the price when the option is exercised is above the exercise price, however, the Fund will incur a loss, which may be offset, in whole or in part, by the increase in the value of the securities held by the Fund that were being hedged. Writing a put option or purchasing a call option on a futures contract serves as a partial hedge against an increase in the value of the securities the Fund intends to acquire. Realized gains and losses on written options are included in "Net realized gain (loss) on written options contracts" on the Statement of Operations. Realized gains and losses on purchased options are included in "Net realized gain (loss) on purchased options contracts" on the Statement of Operations.

The Fund is required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund. The Fund will pledge in a segregated account at the Fund's custodian, liquid assets, such as cash, U.S. government securities or other high-grade liquid debt obligations equal in value to the amount due on the underlying obligation. Such segregated assets will be marked-to-market daily, and additional assets will be pledged in the segregated account whenever the total value of the pledged assets falls below the amount due on the underlying obligation.

The risks associated with the use of options on future contracts include the risk that the Fund may close out its position as a writer of an option only if a liquid secondary market exists for such options, which cannot be assured. The
Fund's successful use of options on futures contracts depends on the Advisor's ability to correctly predict the movement in prices on futures contracts and the underlying instruments, which may prove to be incorrect. In addition, there may be imperfect correlation between the instruments being hedged and the futures contract subject to option.

F. INTEREST-ONLY SECURITIES

An interest-only security ("IO Security") is the interest-only portion of a mortgage-backed security that receives some or all of the interest portion of the underlying mortgage-backed security and little or no principal. A reference principal value called a notional value is used to calculate the amount of interest due to the IO Security. IO Securities are sold at a deep discount to their notional principal amount. Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of an IO Security will fall. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of an IO Security will rise. These securities, if any, are identified on the Portfolio of Investments.

G. PRINCIPAL-ONLY SECURITIES

A principal-only security ("PO Security") is the principal-only portion of a mortgage-backed security that does not receive any interest, is priced at a deep discount to its redemption value and ultimately receives the redemption value.
Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of a PO Security will rise. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of a
PO Security will fall. These securities, if any, are identified on the Portfolio of Investments.

H. STRIPPED MORTGAGE-BACKED SECURITIES

Stripped mortgage-backed securities are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security's principal or interest payments. Mortgage-backed securities may be partially stripped so that each investor class receives some interest and some principal.
When securities are completely stripped, however, all of the interest is distributed to holders of one type of security known as an IO Security and all of the principal is distributed to holders of another type of security known as a PO Security. These securities, if any, are identified on the Portfolio of
Investments.

I. MORTGAGE DOLLAR ROLLS AND TBA TRANSACTIONS

The Fund may invest, without limitation, in mortgage dollar rolls. The Fund intends to enter into mortgage dollar rolls only with high quality securities dealers and banks, as determined by the Fund's investment advisor. In a mortgage dollar roll, the Fund will sell (or buy) mortgage-backed securities for delivery on a specified date and simultaneously contract to repurchase (or sell)

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               FIRST TRUST LONG DURATION OPPORTUNITIES ETF (LGOV)
                                OCTOBER 31, 2021

substantially similar (same type, coupon and maturity) securities on a future date. Mortgage dollar rolls are recorded as separate purchases and sales in the
Fund. The Fund may also invest in TBA Transactions. A TBA Transaction is a method of trading mortgage-backed securities. TBA Transactions generally are conducted in accordance with widely-accepted guidelines which establish commonly observed terms and conditions for execution, settlement and delivery. In a TBA
Transaction, the buyer and the seller agree on general trade parameters such as agency, settlement date, par amount and price.

J. DIVIDENDS AND DISTRIBUTION TO SHAREHOLDERS

Dividends from net investment income, if any, are declared and paid monthly by the Fund, or as the Board of Trustees may determine from time to time.
Distributions of net realized gains earned by the Fund, if any, are distributed at least annually.

Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom the shares were purchased makes such option available. Such shares will generally be reinvested by the broker based upon the market price of those shares and investors may be subject to customary brokerage commissions charged by the broker.

Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

The tax character of distributions paid during the fiscal years ended October
31, 2021 and 2020 was as follows:

Distributions paid from:                               2021            2020
Ordinary income.................................  $    1,088,250   $     478,522
Capital gains...................................              --              --
Return of capital...............................          45,452              --

As of October 31, 2021, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed ordinary income...................  $           --
Accumulated capital and other gain (loss).......        (317,050)
Net unrealized appreciation (depreciation)......         170,320

K. INCOME TAXES

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of
4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2019,
2020, and 2021 remain open to federal and state audit. As of October 31, 2021, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains.
The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2021, the
Fund had non-expiring capital loss carryforwards available for federal income tax purposes of $317,050.

Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended October 31, 2021, the Fund had no net late year ordinary or capital losses.

In order to present paid-in capital and accumulated distributable earnings
(loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation
(depreciation) on investments) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the

                                                                         Page 21


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST LONG DURATION OPPORTUNITIES ETF (LGOV)
                                OCTOBER 31, 2021

difference between book and tax treatments of income and gains on various investment securities held by the Fund. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended October 31,
2021, the adjustments for the Fund were as follows:

                                ACCUMULATED
             ACCUMULATED        NET REALIZED
            NET INVESTMENT      GAIN (LOSS)
            INCOME (LOSS)      ON INVESTMENTS     PAID-IN CAPITAL
            --------------     --------------     ---------------
            $       67,542     $      (77,776)    $        10,234

L. EXPENSES

Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).

3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The
Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First
Trust is responsible for the selection and ongoing monitoring of the securities in the Fund's portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund.

Pursuant to the Investment Management Agreement between the Trust and the
Advisor, First Trust manages the investment of the Fund's assets and is responsible for the Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, pro rata share of fees and expenses attributable to investments in other investment companies ("acquired fund fees and expenses"), brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Fund has agreed to pay First Trust an annual unitary management fee equal to 0.65% of its average daily net assets.

The Trust has multiple service agreements with The Bank of New York Mellon
("BNYM"). Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BNYM is responsible for custody of the Fund's assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of the Fund's securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for the Fund. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund
Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a defined-outcome fund or is an index fund.

Additionally, the Lead Independent Trustee and the Chairs of the Audit
Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets.
Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairs will rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

The cost of purchases of U.S. Government securities and non-U.S. Government securities, excluding short-term investments, for the fiscal year ended October
31, 2021, were $36,479,398 and $0, respectively. The proceeds from sales and paydowns of U.S. Government securities and non-U.S. Government securities, excluding short-term investments, for the fiscal year ended October 31, 2021, were $29,257,265 and $134,340, respectively. The cost of purchases to cover investments sold short and the proceeds of investments sold short were
$6,166,719 and $6,166,719, respectively.

For the fiscal year ended October 31, 2021, the Fund had no in-kind transactions.


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST LONG DURATION OPPORTUNITIES ETF (LGOV)
                                OCTOBER 31, 2021

                           5. DERIVATIVE TRANSACTIONS

The following table presents the types of derivatives held by the Fund at
October 31, 2021, the primary underlying risk exposure and the location of these instruments as presented on the Statement of Assets and Liabilities.


                                     ASSET DERIVATIVES                       LIABILITY DERIVATIVES
                          ----------------------------------------   --------------------------------------
DERIVATIVE    RISK          STATEMENT OF ASSETS AND                   STATEMENT OF ASSETS AND
INSTRUMENTS   EXPOSURE        LIABILITIES LOCATION        VALUE         LIABILITIES LOCATION       VALUE
-----------   ---------   ----------------------------  ----------   --------------------------  ----------
Futures       Interest    Unrealized appreciation                    Unrealized depreciation
              rate risk   on futures contracts*         $   39,146   on futures contracts*       $    1,496

Options       Interest    Options contracts                          Options contracts
              rate risk   purchased, at value               28,641   written, at value                8,422


* Includes cumulative appreciation/depreciation on futures contracts as reported in the Portfolio of Investments. Only the current day's variation margin is presented on the Statement of Assets and Liabilities.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended October 31, 2021, on derivative instruments, as well as the primary underlying risk exposure associated with the instruments.

STATEMENT OF OPERATIONS LOCATION                              INTEREST RATE RISK
--------------------------------------------------------------------------------
Net realized gain (loss) on:
   Futures contracts                                             $ (379,381)
   Purchased options contracts                                      (75,852)
   Written options contracts                                         51,165

Net change in unrealized appreciation (depreciation) on:
   Futures contracts                                                 56,269
   Purchased options contracts                                        7,900
   Written options contracts                                         (3,149)

For the fiscal year ended October 31, 2021, the notional value of futures contracts opened and closed were $333,596,708 and $327,914,170, respectively.

During the fiscal year ended October 31, 2021, the premiums for purchased options contracts opened were $1,287,653 and the premiums for purchased options contracts closed, exercised and expired were $1,273,568.

During the fiscal year ended October 31, 2021, the premiums for written options contracts opened were $401,332 and the premiums for written options contracts closed, exercised and expired were $400,653.

The Fund does not have the right to offset financial assets and financial liabilities related to futures and options contracts on the Statement of Assets and Liabilities.

                 6. CREATIONS, REDEMPTIONS AND TRANSACTION FEES

The Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as "Authorized
Participants" have contractual arrangements with the Fund's service providers to purchase and redeem Fund shares directly with the Fund in large blocks of shares known as "Creation Units." Prior to the start of trading on every business day, the Fund publishes through the National Securities Clearing Corporation ("NSCC")
the "basket" of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund's shares. An Authorized Participant that wishes to effectuate a creation of the Fund's shares deposits with the Fund the
"basket" of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund's shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund's shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized
Participant redeems a Creation Unit of the Fund's shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in the Fund's shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of the Fund's shares at or close to the NAV per share of the Fund.

                                                                         Page 23


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST LONG DURATION OPPORTUNITIES ETF (LGOV)
                                OCTOBER 31, 2021

The Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation
Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.

The Fund also imposes fees in connection with the redemption of Creation Units.
These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an
Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by the Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.

                              7. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule
12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the
Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are
Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before March 31, 2023.

                               8. INDEMNIFICATION

The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              9. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there was the following subsequent event:

On November 18, 2021, First Trust Limited Duration Investment Grade Corporate
ETF, an additional series of the Trust, began trading under the symbol "FSIG" on
NYSE Arca.


--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND THE BOARD OF TRUSTEES OF FIRST TRUST EXCHANGE-TRADED
FUND IV:

OPINION ON THE FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS

We have audited the accompanying statement of assets and liabilities of First
Trust Long Duration Opportunities ETF (the "Fund"), a series of the First Trust
Exchange-Traded Fund IV, including the portfolio of investments, as of October
31, 2021, the related statement of operations for the year then ended, the changes in net assets for each of the two years in the period then ended, the financial highlights for the years ended 2021 and 2020 and for the period from
January 22, 2019 (commencement of operations) through October 31, 2019, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended, and the financial highlights for the years ended 2021 and 2020, and for the period from January 22, 2019 (commencement of operations) through October 31, 2019, in conformity with accounting principles generally accepted in the United States of
America.

BASIS FOR OPINION

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight
Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and brokers; when replies were not received from and brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Chicago, Illinois
December 22, 2021

We have served as the auditor of one or more First Trust investment companies since 2001.

                                                                         Page 25

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--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

               FIRST TRUST LONG DURATION OPPORTUNITIES ETF (LGOV)
                          OCTOBER 31, 2021 (UNAUDITED)

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website at www.ftportfolios.com; and (3) on the Securities and
Exchange Commission's ("SEC") website at www.sec.gov.

                               PORTFOLIO HOLDINGS

The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT.
Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC's website at www.sec.gov. The Fund's complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund's Forms N-PORT and Forms N-CSR are available on the SEC's website listed above.

                            FEDERAL TAX INFORMATION

Distributions paid to foreign shareholders during the Fund's fiscal year ended
October 31, 2021 that were properly designated by the Fund as "interest-related dividends" or "short-term capital gain dividends," may not be subject to federal income tax provided that the income was earned directly by such foreign shareholders.

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the fiscal year ended October 31, 2021, none qualify for the corporate dividends received deduction available to corporate shareholders or as qualified dividend income.

                              RISK CONSIDERATIONS

RISKS ARE INHERENT IN ALL INVESTING. CERTAIN GENERAL RISKS THAT MAY BE
APPLICABLE TO A FUND ARE IDENTIFIED BELOW, BUT NOT ALL OF THE MATERIAL RISKS
RELEVANT TO EACH FUND ARE INCLUDED IN THIS REPORT AND NOT ALL OF THE RISKS BELOW
APPLY TO EACH FUND. THE MATERIAL RISKS OF INVESTING IN EACH FUND ARE SPELLED OUT
IN ITS PROSPECTUS, STATEMENT OF ADDITIONAL INFORMATION AND OTHER REGULATORY
FILINGS. BEFORE INVESTING, YOU SHOULD CONSIDER EACH FUND'S INVESTMENT OBJECTIVE,
RISKS, CHARGES AND EXPENSES, AND READ EACH FUND'S PROSPECTUS AND STATEMENT OF
ADDITIONAL INFORMATION CAREFULLY. YOU CAN DOWNLOAD EACH FUND'S PROSPECTUS AT
WWW.FTPORTFOLIOS.COM OR CONTACT FIRST TRUST PORTFOLIOS L.P. AT (800) 621-1675 TO
REQUEST A PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION ABOUT EACH FUND.

CONCENTRATION RISK. To the extent that a fund is able to invest a significant percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund's investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund's corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is more broadly diversified.

CREDIT RISK. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability to make such payments.

CYBER SECURITY RISK. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund's third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.

DEFINED OUTCOME FUNDS RISK. To the extent a fund's investment strategy is designed to deliver returns tied to the price performance of an underlying ETF, an investor may not realize the returns the fund seeks to achieve if that investor does not hold shares for the entire target outcome period. In the event an investor purchases shares after the first day of the target outcome period or sells shares prior to the end of the target outcome period, the buffer that the fund seeks to provide against a decline in the value of the underlying ETF may not be available, the enhanced returns that the fund seeks to provide (if any)
may not be available and the investor may not participate in a gain in the value of the underlying ETF up to the cap for the investor's investment period.
Additionally, the fund will not participate in gains of the underlying ETF above the cap and a shareholder may lose their entire investment. If the fund seeks enhanced returns, there are certain time periods when the value of the fund may fall faster than the value of the underlying ETF, and it is very unlikely that,


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST LONG DURATION OPPORTUNITIES ETF (LGOV)
                          OCTOBER 31, 2021 (UNAUDITED)

on any given day during which the underlying ETF share price increases in value, the fund's share price will increase at the same rate as the enhanced returns sought by the fund, which is designed for an entire target outcome period.
Trading flexible exchange options involves risks different from, or possibly greater than, the risks associated with investing directly in securities, such as less liquidity and correlation and valuation risks. A fund may experience substantial downside from specific flexible exchange option positions and certain positions may expire worthless.

DERIVATIVES RISK. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative.
These risks are heightened when a fund's portfolio managers use derivatives to enhance the fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.

EQUITY SECURITIES RISK. To the extent a fund invests in equity securities, the value of the fund's shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.

ETF RISK. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).
In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF's shares, or decisions by an
ETF's authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF's shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.

FIXED INCOME SECURITIES RISK. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund's fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund's fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or "junk" bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.

INDEX OR MODEL CONSTITUENT RISK. Certain funds may be a constituent of one or more indices or ETF models. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund's net asset value could be negatively impacted and the fund's market price may be significantly below its net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in a fund's shares.

INDEX PROVIDER RISK. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund's costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.

INVESTMENT COMPANIES RISK. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles.
Furthermore, the fund's investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.

                                                                         Page 27


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST LONG DURATION OPPORTUNITIES ETF (LGOV)
                          OCTOBER 31, 2021 (UNAUDITED)

LIBOR RISK. To the extent a fund invests in floating or variable rate obligations that use the London Interbank Offered Rate ("LIBOR") as a reference interest rate, it is subject to LIBOR Risk. The United Kingdom's Financial
Conduct Authority, which regulates LIBOR, will cease making LIBOR available as a reference rate over a phase-out period that will begin immediately after
December 31, 2021. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades.
Any potential effects of the transition away from LIBOR on the fund or on certain instruments in which the fund invests can be difficult to ascertain, and they may vary depending on a variety of factors, and they could result in losses to the fund.

MANAGEMENT RISK. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund's investment portfolio, the fund's portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.

MARKET RISK. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. The outbreak of the respiratory disease designated as COVID-19 in
December 2019 has caused significant volatility and declines in global financial markets, which have caused losses for investors. While the development of vaccines has slowed the spread of the virus and allowed for the resumption of
"reasonably" normal business activity in the United States, many countries continue to impose lockdown measures in an attempt to slow the spread.
Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease.

NON-U.S. SECURITIES RISK. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities;
capital controls; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; the imposition of sanctions by foreign governments; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in
non-U.S. securities may involve higher costs than investments in U.S.
securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.

OPERATIONAL RISK. Each fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of a fund's service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Each fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect a fund's ability to meet its investment objective. Although the funds and the funds' investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

PASSIVE INVESTMENT RISK. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.

            NOT FDIC INSURED   NOT BANK GUARANTEED   MAY LOSE VALUE

                               ADVISORY AGREEMENT

BOARD CONSIDERATIONS REGARDING APPROVAL OF CONTINUATION OF INVESTMENT MANAGEMENT
AGREEMENT

The Board of Trustees of First Trust Exchange-Traded Fund IV (the "Trust"),
including the Independent Trustees, unanimously approved the continuation of the
Investment Management Agreement (the "Agreement") with First Trust Advisors L.P.
(the "Advisor") on behalf of the First Trust Long Duration Opportunities ETF
(the "Fund"). The Board approved the continuation of the Agreement for a one-year period ending June 30, 2022 at a meeting held on June 6-7, 2021. The
Board determined that the continuation of the Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST LONG DURATION OPPORTUNITIES ETF (LGOV)
                          OCTOBER 31, 2021 (UNAUDITED)

To reach this determination, the Board considered its duties under the
Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 26, 2021 and June 6-7, 2021, the
Board, including the Independent Trustees, reviewed materials provided by the
Advisor responding to requests for information from counsel to the Independent
Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate payable by the Fund as compared to fees charged to a peer group of funds (the "Expense Group") and a broad peer universe of funds (the "Expense
Universe"), each assembled by Broadridge Financial Solutions, Inc.
("Broadridge"), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds ("ETFs") managed by the Advisor; the expense ratio of the Fund as compared to expense ratios of the funds in the Fund's Expense Group and Expense Universe; performance information for the Fund, including comparisons of the Fund's performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the "Performance
Universe"), each assembled by Broadridge; the nature of expenses incurred in providing services to the Fund and the potential for the Advisor to realize economies of scale, if any; profitability and other financial data for the
Advisor; any fall-out benefits to the Advisor and its affiliate, First Trust
Portfolios L.P. ("FTP"); and information on the Advisor's compliance program.
The Board reviewed initial materials with the Advisor at the meeting held on
April 26, 2021, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor. Following the
April meeting, counsel to the Independent Trustees, on behalf of the Independent
Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 6-7, 2021 meeting, as well as at the June meeting. The
Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor continues to be a reasonable business arrangement from the Fund's perspective. The Board determined that, given the totality of the information provided with respect to the Agreement, the Board had received sufficient information to renew the Agreement. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the
Advisor manages the Fund and knowing the Fund's unitary fee.

In reviewing the Agreement, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Trust and the Fund and reviewed all of the services provided by the Advisor to the Fund, as well as the background and experience of the persons responsible for such services. The Board noted that the Fund is an actively-managed ETF and noted that the Advisor's Securitized Products Group is responsible for the day-to-day management of the Fund's investments. The Board considered the background and experience of the members of the Securitized
Products Group. The Board considered the Advisor's statement that it applies the same oversight model internally with its Securitized Products Group as it uses for overseeing external sub-advisors, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor's and the Fund's compliance with the 1940 Act, as well as the Fund's compliance with its investment objective, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund. Finally, as part of the Board's consideration of the
Advisor's services, the Advisor, in its written materials and at the April 26,
2021 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund
Complex. In addition to the written materials provided by the Advisor, at the
June 6-7, 2021 meeting, the Board also received a presentation from representatives of the Advisor's Securitized Products Group discussing the services that the Group provides to the Fund, including the Group's day-to-day management of the Fund's investments. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and the Fund by the Advisor under the
Agreement have been and are expected to remain satisfactory and that the Advisor has managed the Fund consistent with its investment objective, policies and restrictions.

The Board considered the unitary fee rate payable by the Fund under the
Agreement for the services provided. The Board considered that as part of the unitary fee the Advisor is responsible for the Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the
Agreement and interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any. The Board received and reviewed information showing the advisory fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because the Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the

                                                                         Page 29


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST LONG DURATION OPPORTUNITIES ETF (LGOV)
                          OCTOBER 31, 2021 (UNAUDITED)

information provided, the Board noted that the unitary fee rate for the Fund was above the median total (net) expense ratio of the peer funds in the Expense
Group. With respect to the Expense Group, the Board, at the April 26, 2021
meeting, discussed with the Advisor limitations in creating peer groups for actively-managed ETFs, including that all peer funds in the Expense Group were open-end mutual funds, and different business models that may affect the pricing of services among ETF sponsors. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Fund and other non-ETF clients that limited their comparability. In considering the unitary fee rate overall, the Board also considered the Advisor's statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor's demonstrated long-term commitment to the Fund and the other funds in the First Trust Fund Complex.

The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund's performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund's performance. The Board received and reviewed information comparing the Fund's performance for the one-year period ended
December 31, 2020 to the performance of the funds in the Performance Universe and to that of a benchmark index. Based on the information provided, the Board noted that the Fund outperformed the Performance Universe median for the one-year period ended December 31, 2020 and underperformed the benchmark index for the one-year period ended December 31, 2020. The Board noted the Securitized
Product Group's discussion of the Fund's performance at the June 6-7, 2021 meeting.

On the basis of all the information provided on the unitary fee and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for the Fund continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to the
Fund under the Agreement.

The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund and noted the Advisor's statement that it believes its expenses will likely increase during the next twelve months as the Advisor continues to hire personnel and build infrastructure, including technology, to improve the services to the Fund. The Board noted that any reduction in fixed costs associated with the management of the Fund would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for the
Fund. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the
Fund for the twelve months ended December 31, 2020 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor's profitability level for the Fund was not unreasonable. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Fund. The Board considered that the Advisor had identified as a fall-out benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in connection with the Fund. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.

Based on all of the information considered and the conclusions reached, the
Board, including the Independent Trustees, unanimously determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

                               BOARD OF TRUSTEES

Effective November 1, 2021, Denise M. Keefe was appointed as a Trustee of the
Trust. Ms. Keefe is Executive Vice President of Advocate Aurora Health and
President of Advocate Aurora Continuing Health Division (together, "Advocate"), one of the largest integrated healthcare systems in the U.S. serving Illinois and Wisconsin. Ms. Keefe has been employed by Advocate since 1993 and is responsible for the Continuing Health Division's strategic direction, fiscal management, business development, revenue enhancement, operational efficiencies, and human resource management of 4,000 employees. Ms. Keefe also currently serves on the boards of several organizations within the Advocate Aurora
Continuing Health Division and other health care organizations, including RML
Long Term Acute Care Hospitals (since 2014) and Senior Helpers (since 2021).
Prior thereto, Ms. Keefe was Corporate Vice President, Marketing and Business
Development for the Visiting Nurse Association of Chicago (1989 - 1992) and a
former Board Member of Sherman West Court Skilled Nursing Facility.


--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

               FIRST TRUST LONG DURATION OPPORTUNITIES ETF (LGOV)
                          OCTOBER 31, 2021 (UNAUDITED)

The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite
400, Wheaton, IL 60187.

The Trust's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.


                                                                                                  NUMBER OF             OTHER
                                                                                                PORTFOLIOS IN      TRUSTEESHIPS OR
                                                                                               THE FIRST TRUST      DIRECTORSHIPS
           NAME,               TERM OF OFFICE AND                                               FUND COMPLEX       HELD BY TRUSTEE
     YEAR OF BIRTH AND         YEAR FIRST ELECTED            PRINCIPAL OCCUPATIONS               OVERSEEN BY         DURING PAST
  POSITION WITH THE TRUST         OR APPOINTED                DURING PAST 5 YEARS                  TRUSTEE             5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee   o Indefinite Term    Physician, Officer, Wheaton Orthopedics;         215         None
(1951)                                              Limited Partner, Gundersen Real Estate
                               o Since Inception    Limited Partnership (June 1992 to
                                                    December 2016)

Thomas R. Kadlec, Trustee      o Indefinite Term    President, ADM Investors Services, Inc.          215         Director of ADM
(1957)                                              (Futures Commission Merchant)                                Investor Services,
                               o Since Inception                                                                 Inc., ADM
                                                                                                                 Investor Services
                                                                                                                 International,
                                                                                                                 Futures Industry
                                                                                                                 Association, and
                                                                                                                 National Futures
                                                                                                                 Association

Robert F. Keith, Trustee       o Indefinite Term    President, Hibs Enterprises (Financial           215         Director of Trust
(1956)                                              and Management Consulting)                                   Company of
                               o Since Inception                                                                 Illinois

Niel B. Nielson, Trustee       o Indefinite Term    Senior Advisor (August 2018 to Present),         215         None
(1954)                                              Managing Director and Chief Operating
                               o Since Inception    Officer (January 2015 to August 2018),
                                                    Pelita Harapan Educational Foundation
                                                    (Educational Products and Services)

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(1), Trustee,    o Indefinite Term    Chief Executive Officer, First Trust             215         None
Chairman of the Board                               Advisors L.P. and First Trust (1955)
                               o Since Inception    Portfolios L.P.; Chairman of the Board
                                                    of Directors, BondWave LLC (Software
                                                    Development Company) and Stonebridge
                                                    Advisors LLC (Investment Advisor)


-----------------------------

(1)   Mr. Bowen is deemed an "interested person" of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P.,
      investment advisor of the Trust.

                                                                         Page 31


--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST LONG DURATION OPPORTUNITIES ETF (LGOV)
                          OCTOBER 31, 2021 (UNAUDITED)


     NAME AND             POSITION AND OFFICES        TERM OF OFFICE AND                     PRINCIPAL OCCUPATIONS
   YEAR OF BIRTH               WITH TRUST             LENGTH OF SERVICE                       DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                  OFFICERS(2)
------------------------------------------------------------------------------------------------------------------------------------
James M. Dykas        President and Chief            o Indefinite Term      Managing Director and Chief Financial Officer
(1966)                Executive Officer                                     (January 2016 to Present), Controller (January 2011
                                                     o Since January 2016   to January 2016), Senior Vice President (April 2007
                                                                            to January 2016), First Trust Advisors L.P. and First
                                                                            Trust Portfolios L.P.; Chief Financial Officer
                                                                            (January 2016 to Present), BondWave LLC
                                                                            (Software Development Company) and Stonebridge
                                                                            Advisors LLC (Investment Advisor)

Donald P. Swade       Treasurer, Chief Financial     o Indefinite Term      Senior Vice President (July 2016 to Present), Vice
(1972)                Officer and Chief Accounting                          President (April 2012 to July 2016), First Trust
                      Officer                        o Since January 2016   Advisors L.P. and First Trust Portfolios L.P.

W. Scott Jardine      Secretary and Chief            o Indefinite Term      General Counsel, First Trust Advisors L.P. and First
(1960)                Legal Officer                                         Trust Portfolios L.P.; Secretary and General
                                                     o Since Inception      Counsel, BondWave LLC; Secretary, Stonebridge
                                                                            Advisors LLC

Daniel J. Lindquist   Vice President                 o Indefinite Term      Managing Director, First Trust Advisors L.P. and
(1970)                                                                      First Trust Portfolios L.P.
                                                     o Since Inception

Kristi A. Maher       Chief Compliance Officer       o Indefinite Term      Deputy General Counsel, First Trust Advisors L.P.
(1966)                and Assistant Secretary                               and First Trust Portfolios L.P.
                                                     o Since Inception

Roger F. Testin       Vice President                 o Indefinite Term      Senior Vice President, First Trust Advisors L.P. and
(1966)                                                                      First Trust Portfolios L.P.
                                                     o Since Inception

Stan Ueland           Vice President                 o Indefinite Term      Senior Vice President, First Trust Advisors L.P. and
(1970)                                                                      First Trust Portfolios L.P.
                                                     o Since Inception


-----------------------------

(2)   The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.


--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

               FIRST TRUST LONG DURATION OPPORTUNITIES ETF (LGOV)
                          OCTOBER 31, 2021 (UNAUDITED)

                                 PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o     Information we receive from you and your broker-dealer, investment professional or financial representative through interviews, applications, agreements or other forms;

      o     Information about your transactions with us, our affiliates or others;

      o     Information we receive from your inquiries by mail, e-mail or telephone; and

      o     Information we collect on our website through the use of "cookies".
            For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o     In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o     We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

USE OF WEBSITE ANALYTICS

We currently use third party analytics tools, Google Analytics and AddThis to gather information for purposes of improving First Trust's website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust's website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually.
We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at
1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust
Advisors).

March 2021

                                                                         Page 33

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

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

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

FIRST TRUST

First Trust Exchange-Traded Fund IV

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187

ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603


[BLANK BACK COVER]


FIRST TRUST

First Trust Exchange-Traded Fund IV

--------------------------------------------------------------------------------

FT Cboe Vest S&P 500(R) Dividend Aristocrats Target Income ETF(R) (KNG)

------------------
  Annual Report
For the Year Ended
 October 31, 2021
------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    FT CBOE VEST S&P 500(R) DIVIDEND ARISTOCRATS TARGET INCOME ETF(R) (KNG)
                                 ANNUAL REPORT
                                OCTOBER 31, 2021

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First
Trust" or the "Advisor") and/or Cboe Vest(SM) Financial LLC ("Cboe Vest" or the
"Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate,"
"estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund IV (the "Trust") described in this report (FT Cboe Vest S&P 500(R) Dividend Aristocrats Target Income ETF(R);
hereinafter referred to as the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisors and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objective. The
Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund's shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in the Fund. See "Risk Considerations" in the Additional
Information section of this report for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit
www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on the Fund's webpage at www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary from the portfolio management team of the
Fund, you may obtain an understanding of how the market environment affected the
Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the
Advisor and/or Sub-Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.


--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

    FT CBOE VEST S&P 500(R) DIVIDEND ARISTOCRATS TARGET INCOME ETF(R) (KNG)
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                OCTOBER 31, 2021

Dear Shareholders:

First Trust is pleased to provide you with the annual report for the FT Cboe
Vest S&P 500(R) Dividend Aristocrats Target Income ETF(R) (the "Fund"), which contains detailed information about the Fund for the twelve months ended October
31, 2021.

Inflation has arrived, and its entrance was grand, to say the least. The
Consumer Price Index came in at 6.2% year-over-year in October 2021, according to data from the U.S. Bureau of Labor Statistics. The last time it topped the
6.0% mark was in December 1990 (6.1%), over 30 years ago. As is often the case with major shifts in the economy and markets, there is debate over what is truly behind them. For many months, as inflation was trending higher, Federal Reserve
(the "Fed") Chairman Jerome Powell held the view that the rising inflationary pressures largely stemmed from global supply chain bottlenecks induced by the coronavirus ("COVID-19") pandemic. Perhaps the best example of this is the unprecedented backlog of container ships that have dropped anchor outside the
California ports of Los Angeles and Long Beach. Together, these ports service
40% of all the container ships bound for the U.S. In normal times, no ships are anchored waiting to unload their goods. Shortages of trucks and drivers have also contributed to the slowdown at the ports.

The takeaway is that goods are not being delivered to warehouses and store shelves in a timely fashion and that is helping to drive prices higher for consumers. Simply put, inflation is the byproduct of too much money chasing too few goods. We'll return to this axiom shortly. Chairman Powell originally believed the bottlenecks would be remedied relatively quickly as the global economy reopened and people went back to work. That, in turn, would allow inflationary pressures to dissipate, which has not happened. Around the end of
October, Chairman Powell finally acknowledged that inflation will likely remain elevated through mid-2022. This realization is what motivated the Fed to announce that it would begin to taper its monthly bond buying program
(quantitative easing) starting in November 2021. It has been purchasing roughly
$80 billion of Treasuries and $40 billion of mortgage-backed securities in the open market every month since June 2020. The Fed will shave $15 billion off that combined total every month until the buying has ceased, which should be around mid-2022. If all goes to plan, the next stage in the evolution of the Fed's monetary policy would involve initiating interest rate hikes.

While the supply chain bottlenecks have clearly played a role in the spike in inflation by limiting the amount of goods available to consume, the biggest contributing factor is likely the surge in the U.S. money supply, according to
Brian Wesbury, Chief Economist at First Trust. M2 is a measure of the money supply that includes cash, checking deposits and liquid assets easily convertible to cash. The M2 measure of money has exploded by 36% since February
2020, well above the 6% pre-COVID-19 annualized norm. The trillions of dollars of stimulus distributed by the U.S. government to help backstop the economy during the pandemic has contributed to higher inflation. On Wednesday, November
10, 2021, President Joe Biden admitted that his $1.9 trillion COVID-19 stimulus package has done just that. Remember, too much money chasing too few goods leads to inflation. Keep in mind, President Biden has recently successfully navigated a $1.2 trillion bipartisan infrastructure bill through Congress and has another roughly $1.75 trillion Build Back Better Act (social spending) piece of legislation pending. That means there is at least another $1.2 trillion dollars flowing into the economy over the next few years, and maybe more.

Data from FactSet indicates that the number of S&P 500(R) Index companies mentioning inflation on their 2021 third quarter earnings call hit a 10-year high, according to Business Insider. To date, 285 of the 461 companies that have reported their results have cited concerns over rising inflation. The Materials,
Consumer Staples and Energy sectors had the highest percentage of companies mentioned on these earnings calls at 90%, 88% and 86%, respectively. Suffice it to say, investors should add inflation to the list of criteria to assist them in positioning their portfolios moving forward.

Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Fund again in six months.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

                                                                          Page 1


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

FT CBOE VEST S&P 500(R) DIVIDEND ARISTOCRATS TARGET INCOME ETF(R) (KNG)

The FT Cboe Vest S&P 500(R) Dividend Aristocrats Target Income ETF(R) (the
"Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Cboe
S&P 500(R) Dividend Aristocrats Target Income Index Monthly Series (the
"Index").

The Fund will normally invest at least 80% of its total assets (including investment borrowings) in the common stocks and call options that comprise the
Index. The Fund, using an indexing investment approach, attempts to replicate, before fees and expenses, the performance of the Index. The Index is owned, developed, maintained and calculated by S&P Opco, LLC (the "Index Provider").
The Index is a rules-based buy-write index designed with the primary goal of generating an annualized level of income from stock dividends and option premiums that is approximately 3% over the annual dividend yield of the S&P
500(R) Index and a secondary goal of generating capital appreciation based on the price returns of the equity securities contained in the Index. The Index's objective to deliver a target level of income could result in the Fund selling securities to meet the target, which could make the Fund less tax-efficient than other ETFs. The Index is composed of two parts: (1) an equal-weighted portfolio of the stocks contained in the S&P 500 Dividend Aristocrats Index (the
"Aristocrat Stocks") that have options that trade on a national securities exchange and (2) a rolling series of short (written) call options on each of the
Aristocrat Stocks (the "Covered Calls"). The S&P 500 Dividend Aristocrats Index
includes companies in the S&P 500(R) Index that have increased dividend payments each year for at least 25 consecutive years and have a float adjusted market-cap of at least $3 billion as of the rebalancing reference date and have an average daily value traded of at least $5 million.


------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                                                             AVERAGE ANNUAL          CUMULATIVE
                                                                                              TOTAL RETURNS         TOTAL RETURNS
                                                                            1 Year Ended   Inception (3/26/18)   Inception (3/26/18)
                                                                              10/31/21         to 10/31/21           to 10/31/21
FUND PERFORMANCE
NAV                                                                            34.14%            13.63%                58.43%
Market Price                                                                   34.14%            13.64%                58.45%

INDEX PERFORMANCE
Cboe S&P 500(R) Dividend Aristocrats Target Income
   Index Monthly Series                                                        35.23%            14.50%                62.82%
S&P 500 Dividend Aristocrats Index                                             35.98%            15.16%                66.21%
S&P 500(R) Index                                                               42.91%            18.61%                84.86%
------------------------------------------------------------------------------------------------------------------------------------


Total returns for the period since inception are calculated from the inception date of the Fund. "Average Annual Total Returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative Total
Returns" represent the total change in value of an investment over the periods indicated.

The Fund's per share net asset value ("NAV") is the value of one share of the
Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint of the national best bid and offer price ("NBBO") as of the time that the Fund's NAV is calculated. Under SEC rules, the NBBO consists of the highest displayed buy and lowest sell prices among the various exchanges trading the Fund at the time the Fund's NAV is calculated. Prior to January 1,
2019, the price used was the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund were listed for trading as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in the Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the
Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future performance.


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FT CBOE VEST S&P 500(R) DIVIDEND ARISTOCRATS TARGET INCOME ETF(R) (KNG)

---------------------------------------------------------------
                                                 % OF TOTAL
                                                 LONG-TERM
SECTOR CLASSIFICATION                           INVESTMENTS
---------------------------------------------------------------
Industrials                                         20.0%
Consumer Staples                                    19.8
Materials                                           12.6
Financials                                          10.7
Health Care                                         10.7
Consumer Discretionary                               9.3
Real Estate                                          4.6
Utilities                                            4.6
Energy                                               3.1
Information Technology                               3.1
Communication Services                               1.5
                                                  -------
   Total                                           100.0%
                                                  =======

---------------------------------------------------------------
                                                  % OF NET
FUND ALLOCATION                                    ASSETS
---------------------------------------------------------------
Common Stocks                                       99.9%
Money Market Funds                                   0.2
Call Options Written                                (0.2)
Net Other Assets and Liabilities                     0.1
                                                  -------
   Total                                           100.0%
                                                  =======

---------------------------------------------------------------
                                                 % OF TOTAL
                                                 LONG-TERM
TOP TEN HOLDINGS                                INVESTMENTS
---------------------------------------------------------------
A.O. Smith Corp.                                     1.7%
Nucor Corp.                                          1.7
Albemarle Corp.                                      1.7
W.W. Grainger, Inc.                                  1.6
S&P Global, Inc.                                     1.6
AbbVie, Inc.                                         1.6
T. Rowe Price Group, Inc.                            1.6
Chubb Ltd.                                           1.6
Coca-Cola (The) Co.                                  1.6
Sherwin-Williams (The) Co.                           1.6
                                                  -------
      Total                                         16.3%
                                                  =======

                                                                         Page 3


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FT CBOE VEST S&P 500(R) DIVIDEND ARISTOCRATS TARGET INCOME ETF(R) (KNG)


                                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                       MARCH 26, 2018 - OCTOBER 31, 2021

              FT Cboe Vest S&P 500(R)     Cboe S&P 500(R) Dividend
            Dividend Aristocrats Target   Aristocrats Target Income   S&P 500 Dividend    S&P 500(R)
                   Income ETF(R)            Index Monthly Series      Aristocrats Index     Index
3/26/18               $10,000                      $10,000                 $10,000         $10,000
4/30/18                 9,957                        9,962                   9,958           9,974
10/31/18               10,285                       10,331                  10,349          10,313
4/30/19                11,264                       11,355                  11,449          11,320
10/31/19               11,929                       12,076                  12,181          11,791
4/30/20                10,550                       10,720                  10,856          11,418
10/31/20               11,814                       12,042                  12,225          12,935
4/30/21                15,084                       15,444                  15,753          16,667
10/31/21               15,843                       16,282                  16,621          18,486


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.


--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

    FT CBOE VEST S&P 500(R) DIVIDEND ARISTOCRATS TARGET INCOME ETF(R) (KNG)
                                 ANNUAL REPORT
                          OCTOBER 31, 2021 (UNAUDITED)

                                    ADVISOR

First Trust Advisors L.P. ("First Trust" or the "Advisor") is the investment advisor to the FT Cboe Vest S&P 500(R) Dividend Aristocrats Target Income ETF(R)
("KNG" or the "Fund"). First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the
Fund.

                                  SUB-ADVISOR

Cboe Vest(SM) Financial LLC ("Cboe Vest" or the "Sub-Advisor") serves as the investment sub-advisor to the Fund. In this capacity, Cboe Vest is responsible for the selection and ongoing monitoring of the securities in the Fund's investment portfolio. Cboe Vest, with principal offices at 1765 Greensboro
Station Pl., 9th Floor, McLean, Virginia 22102, was founded in 2012. Cboe Vest had approximately $4.5 billion under management or committed to management as of
October 31, 2021.

                           PORTFOLIO MANAGEMENT TEAM

KARAN SOOD, MANAGING DIRECTOR OF CBOE VEST
HOWARD RUBIN, MANAGING DIRECTOR OF CBOE VEST

                                   COMMENTARY

DISCUSSION OF FUND PERFORMANCE

This discussion is for the Fund for the 12-month period ended October 31, 2021
(the "current fiscal period"). The Fund seeks to track the Cboe S&P 500(R)
Dividend Aristocrats Target Income Index Monthly Series (the "SPATI Index" or
the "Benchmark").

MARKET RECAP

The strong global equity market rally that began in late-March of 2020 continued
into the current fiscal period. U.S. equities, as measured by the S&P 500(R)
Index, returned 42.91%. The period was marked by extreme variations in returns across the eleven primary sectors within the S&P 500(R) Index. The top three performing sectors were Energy, Financials, and Information Technology which returned 111.1%, 72.0%, and 46.9%, respectively. The bottom three sectors were
Utilities, Consumer Staples, and Health Care. These bottom performing sectors returned 10.7%, 19.0%, and 33.8%, respectively.

PERFORMANCE ANALYSIS

During the current fiscal period, the Fund generally held approximately equal weights in 65 stocks, as well as written call options on almost all of these stocks. The premiums received from the written call options, plus the dividends received from the equities, sum to approximately 3.0% in excess of the dividend yield of the S&P 500(R) Index annually.

For the current fiscal period, the Fund's net asset value ("NAV") performance was 34.14%, while the performance of the SPATI Index was 35.23%. The underperformance of 1.09% can be explained by the following factors:

      1.    Fees and Expenses: Fees and expenses reduced the Fund's performance by approximately 1.01%.

      2.    Execution Costs: Commissions, plus slippage due to trading securities at prices other than mid-market, reduced the Fund's performance by approximately 0.06%.

      3.    Fund versus Index Holdings: While the Fund attempts to hold securities in the same proportion (i.e., weighting) as the Index, at times the Fund weights may deviate from the Index weights. The options positions may be "optimized" such that the Fund's option weights are set to account for any liquidity concerns. That is, options that trade with wider bid-ask spreads may be excluded from the Fund holdings to minimize execution costs. For the current fiscal period we estimate that the difference in weights between the
            Fund and the Index had a net -0.02% impact to the Fund's
            performance.

Using market prices for the Fund, the Fund's performance for the current fiscal period was 34.14%.

IMPACT OF FUND HOLDINGS ON PERFORMANCE

The top five performing holdings in the Fund for the current fiscal period were
Albemarle Corp., Nucor Corp., Exxon Mobil Corp., Federal Realty Investment
Trust, and T. Rowe Price Group, Inc., with returns of 171.2%, 138.7%, 111.9%,
82.1%, and 77.9%, respectively.

The bottom five performing holdings in the Fund for the current fiscal period were The Clorox Co, Hormel Foods Corp., McCormick & Co., Inc., Brown-Forman
Corp., and Colgate-Palmolive Co., with returns of -19.0%, -11.2%, -9.7%, -1.7%, and -1.2%, respectively.

                                                                          Page 5


--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

    FT CBOE VEST S&P 500(R) DIVIDEND ARISTOCRATS TARGET INCOME ETF(R) (KNG)
                                 ANNUAL REPORT
                          OCTOBER 31, 2021 (UNAUDITED)

IMPACT OF SECTOR WEIGHTINGS ON PERFORMANCE

For the current fiscal period, the Fund had sector weightings that were in line with the Benchmark, as the Fund seeks to track the SPATI Index. However, the
Fund's sector weightings were substantially different than the sector weightings of the S&P 500(R) Index. Relative to the S&P 500(R) Index, the Fund was
significantly overweight the Consumer Staples, Industrials, and Materials sectors, and was significantly underweight the Information Technology,
Communication Services, and Consumer Discretionary sectors. The net effect of the Fund's sector weightings relative to those of the S&P 500(R) Index's sector weightings negatively impacted the Fund's performance relative to that of the
S&P 500(R) Index.

Strong performances from the Fund's holdings within the Materials sector, coupled with the Fund's relative overweight in this sector, contributed to relative overperformance for the Fund, versus the S&P 500(R) Index.

Strong performances in the Information Technology and Communication Services
sectors, coupled with the Fund's relative underweights in these sectors, contributed to relative underperformance for the Fund, versus the S&P 500(R)
Index.

MARKET AND FUND OUTLOOK

The broad U.S. equity market faces a number of challenges going forward.
Important factors that, in our view, will impact performance include how quickly the U.S. and the world can overcome the coronavirus ("COVID-19") pandemic and its impacts on the global economy. Supply chain bottlenecks and increasing levels of inflation need to be monitored carefully. On the other hand, corporate earnings have been handily outpacing most forecasts and, we believe, this tailwind should help equity prices going into the next year.

The Fund generally holds equal weights in stocks within the S&P 500(R) Index that have increased their dividends for at least 25 consecutive years. These stocks are considered, in our view, to have management teams that are extremely prudent and keenly focused on long-term performance, in our opinion. We believe that the Fund is properly positioned to achieve its investment objective.


FT CBOE VEST S&P 500(R) DIVIDEND ARISTOCRATS TARGET INCOME ETF(R) (KNG)

UNDERSTANDING YOUR FUND EXPENSES
OCTOBER 31, 2021 (UNAUDITED)

As a shareholder of FT Cboe Vest S&P 500(R) Dividend Aristocrats Target Income
ETF(R) (the "Fund"), you incur two types of costs: (1) transaction costs; and
(2) ongoing costs, including management fees, distribution and/or service
(12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2021.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month
Period" to estimate the expenses you paid on your account during this six-month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


-----------------------------------------------------------------------------------------------------------------------
                                                                                         ANNUALIZED
                                                                                        EXPENSE RATIO    EXPENSES PAID
                                                     BEGINNING           ENDING         BASED ON THE       DURING THE
                                                   ACCOUNT VALUE     ACCOUNT VALUE        SIX-MONTH        SIX-MONTH
                                                    MAY 1, 2021     OCTOBER 31, 2021       PERIOD          PERIOD (a)
-----------------------------------------------------------------------------------------------------------------------
FT CBOE VEST S&P 500(R) DIVIDEND ARISTOCRATS TARGET INCOME ETF(R) (KNG)
Actual                                               $1,000.00         $1,050.30            0.75%            $3.88
Hypothetical (5% return before expenses)             $1,000.00         $1,021.42            0.75%            $3.82


(a)   Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (May 1, 2021 through October 31, 2021), multiplied by 184/365 (to reflect the six-month period).

                                                                          Page 7


FT CBOE VEST S&P 500(R) DIVIDEND ARISTOCRATS TARGET INCOME ETF(R) (KNG)

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2021


     SHARES                                               DESCRIPTION                                                VALUE
----------------  --------------------------------------------------------------------------------------------  ----------------
COMMON STOCKS -- 99.9%
                  AEROSPACE & DEFENSE -- 1.5%
          21,465  General Dynamics Corp. (a)..................................................................  $      4,352,029
                                                                                                                ----------------
                  AIR FREIGHT & LOGISTICS -- 1.5%
          36,555  Expeditors International of Washington, Inc. (a)............................................         4,505,769
                                                                                                                ----------------
                  BANKS -- 1.4%
         240,245  People's United Financial, Inc. (a).........................................................         4,117,799
                                                                                                                ----------------
                  BEVERAGES -- 4.6%
          64,720  Brown-Forman Corp., Class B (a).............................................................         4,393,841
          82,597  Coca-Cola (The) Co. (a).....................................................................         4,655,993
          28,114  PepsiCo, Inc. (a)...........................................................................         4,543,222
                                                                                                                ----------------
                                                                                                                      13,593,056
                                                                                                                ----------------
                  BIOTECHNOLOGY -- 1.6%
          41,208  AbbVie, Inc. (a)............................................................................         4,725,321
                                                                                                                ----------------
                  BUILDING PRODUCTS -- 1.7%
          67,367  A.O. Smith Corp. (a)........................................................................         4,922,507
                                                                                                                ----------------
                  CAPITAL MARKETS -- 4.8%
         146,352  Franklin Resources, Inc. (a)................................................................         4,608,625
           9,983  S&P Global, Inc. (a)........................................................................         4,733,539
          21,749  T. Rowe Price Group, Inc. (a)...............................................................         4,716,923
                                                                                                                ----------------
                                                                                                                      14,059,087
                                                                                                                ----------------
                  CHEMICALS -- 9.4%
          15,443  Air Products and Chemicals, Inc. (a)........................................................         4,629,966
          19,426  Albemarle Corp. (a).........................................................................         4,865,630
          20,309  Ecolab, Inc. (a)............................................................................         4,513,066
          14,316  Linde PLC (a)...............................................................................         4,569,667
          27,810  PPG Industries, Inc. (a)....................................................................         4,465,452
          14,668  Sherwin-Williams (The) Co. (a)..............................................................         4,644,035
                                                                                                                ----------------
                                                                                                                      27,687,816
                                                                                                                ----------------
                  COMMERCIAL SERVICES & SUPPLIES -- 1.6%
          10,537  Cintas Corp. (a)............................................................................         4,563,575
                                                                                                                ----------------
                  CONTAINERS & PACKAGING -- 1.5%
         369,851  Amcor PLC (a)...............................................................................         4,464,102
                                                                                                                ----------------
                  DISTRIBUTORS -- 1.5%
          33,807  Genuine Parts Co. (a).......................................................................         4,432,436
                                                                                                                ----------------
                  DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.5%
         176,437  AT&T, Inc. (a)..............................................................................         4,456,799
                                                                                                                ----------------
                  ELECTRIC UTILITIES -- 1.5%
          53,274  NextEra Energy, Inc. (a)....................................................................         4,545,870
                                                                                                                ----------------
                  ELECTRICAL EQUIPMENT -- 1.5%
          46,538  Emerson Electric Co. (a)....................................................................         4,514,651
                                                                                                                ----------------
                  EQUITY REAL ESTATE INVESTMENT TRUSTS -- 4.6%
          13,411  Essex Property Trust, Inc. (a)..............................................................         4,558,801
          37,258  Federal Realty Investment Trust (a).........................................................         4,484,000
          62,681  Realty Income Corp. (a).....................................................................         4,477,304
                                                                                                                ----------------
                                                                                                                      13,520,105
                                                                                                                ----------------


Page 8                  See Notes to Financial Statements


FT CBOE VEST S&P 500(R) DIVIDEND ARISTOCRATS TARGET INCOME ETF(R) (KNG)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2021


     SHARES                                               DESCRIPTION                                                VALUE
----------------  --------------------------------------------------------------------------------------------  ----------------
COMMON STOCKS (CONTINUED)
                  FOOD & STAPLES RETAILING -- 4.5%
          57,161  Sysco Corp. (a).............................................................................  $      4,395,681
          91,783  Walgreens Boots Alliance, Inc. (a)..........................................................         4,315,637
          30,318  Walmart, Inc. (a)...........................................................................         4,530,115
                                                                                                                ----------------
                                                                                                                      13,241,433
                                                                                                                ----------------
                  FOOD PRODUCTS -- 4.5%
          67,916  Archer-Daniels-Midland Co. (a)..............................................................         4,362,924
         107,055  Hormel Foods Corp. (a)......................................................................         4,530,568
          55,709  McCormick & Co., Inc. (a)...................................................................         4,469,533
                                                                                                                ----------------
                                                                                                                      13,363,025
                                                                                                                ----------------
                  GAS UTILITIES -- 1.5%
          47,824  Atmos Energy Corp. (a)......................................................................         4,405,547
                                                                                                                ----------------
                  HEALTH CARE EQUIPMENT & SUPPLIES -- 6.1%
          35,491  Abbott Laboratories (a).....................................................................         4,574,435
          18,201  Becton, Dickinson and Co. (a)...............................................................         4,360,777
          36,537  Medtronic PLC (a)...........................................................................         4,379,325
          10,678  West Pharmaceutical Services, Inc. (a)......................................................         4,590,259
                                                                                                                ----------------
                                                                                                                      17,904,796
                                                                                                                ----------------
                  HEALTH CARE PROVIDERS & SERVICES -- 1.5%
          90,728  Cardinal Health, Inc. (a)...................................................................         4,337,706
                                                                                                                ----------------
                  HOTELS, RESTAURANTS & LEISURE -- 1.6%
          18,862  McDonald's Corp. (a)........................................................................         4,631,564
                                                                                                                ----------------
                  HOUSEHOLD DURABLES -- 1.5%
          94,902  Leggett & Platt, Inc. (a)...................................................................         4,446,159
                                                                                                                ----------------
                  HOUSEHOLD PRODUCTS -- 6.1%
          27,858  Clorox (The) Co. (a)........................................................................         4,541,133
          59,568  Colgate-Palmolive Co. (a)...................................................................         4,538,486
          33,805  Kimberly-Clark Corp. (a)....................................................................         4,377,409
          31,935  Procter & Gamble (The) Co. (a)..............................................................         4,566,386
                                                                                                                ----------------
                                                                                                                      18,023,414
                                                                                                                ----------------
                  INDUSTRIAL CONGLOMERATES -- 3.0%
          24,875  3M Co. (a)..................................................................................         4,444,665
           9,231  Roper Technologies, Inc. (a)................................................................         4,503,528
                                                                                                                ----------------
                                                                                                                       8,948,193
                                                                                                                ----------------
                  INSURANCE -- 4.6%
          79,544  Aflac, Inc. (a).............................................................................         4,269,127
          23,908  Chubb Ltd. (a)..............................................................................         4,671,145
          36,807  Cincinnati Financial Corp. (a)..............................................................         4,469,842
                                                                                                                ----------------
                                                                                                                      13,410,114
                                                                                                                ----------------
                  IT SERVICES -- 3.1%
          20,654  Automatic Data Processing, Inc. (a).........................................................         4,636,616
          35,169  International Business Machines Corp. (a)...................................................         4,399,642
                                                                                                                ----------------
                                                                                                                       9,036,258
                                                                                                                ----------------
                  MACHINERY -- 7.6%
          22,414  Caterpillar, Inc. (a).......................................................................         4,572,680
          26,579  Dover Corp. (a).............................................................................         4,493,977
          20,027  Illinois Tool Works, Inc. (a)...............................................................         4,563,553


                        See Notes to Financial Statements                 Page 9


FT CBOE VEST S&P 500(R) DIVIDEND ARISTOCRATS TARGET INCOME ETF(R) (KNG)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2021


     SHARES                                               DESCRIPTION                                                VALUE
----------------  --------------------------------------------------------------------------------------------  ----------------
COMMON STOCKS (CONTINUED)
                  MACHINERY (CONTINUED)
          59,356  Pentair PLC (a).............................................................................  $      4,390,563
          23,911  Stanley Black & Decker, Inc. (a)............................................................         4,297,524
                                                                                                                ----------------
                                                                                                                      22,318,297
                                                                                                                ----------------
                  METALS & MINING -- 1.7%
          43,950  Nucor Corp. (a).............................................................................         4,907,017
                                                                                                                ----------------
                  MULTILINE RETAIL -- 1.5%
          17,573  Target Corp. (a)............................................................................         4,562,302
                                                                                                                ----------------
                  MULTI-UTILITIES -- 1.5%
          59,106  Consolidated Edison, Inc. (a)...............................................................         4,456,592
                                                                                                                ----------------
                  OIL, GAS & CONSUMABLE FUELS -- 3.1%
          39,870  Chevron Corp................................................................................         4,564,716
          71,251  Exxon Mobil Corp. (a).......................................................................         4,593,552
                                                                                                                ----------------
                                                                                                                       9,158,268
                                                                                                                ----------------
                  PHARMACEUTICALS -- 1.5%
          27,470  Johnson & Johnson (a).......................................................................         4,474,314
                                                                                                                ----------------
                  SPECIALTY RETAIL -- 1.6%
          19,659  Lowe's Cos., Inc. (a).......................................................................         4,596,667
                                                                                                                ----------------
                  TEXTILES, APPAREL & LUXURY GOODS -- 1.6%
          63,576  VF Corp. (a)................................................................................         4,633,419
                                                                                                                ----------------
                  TRADING COMPANIES & DISTRIBUTORS -- 1.6%
          10,291  W.W. Grainger, Inc. (a).....................................................................         4,765,865
                                                                                                                ----------------
                  TOTAL COMMON STOCKS.........................................................................       294,081,872
                  (Cost $259,738,130)                                                                           ----------------

MONEY MARKET FUNDS -- 0.2%
         762,197  Dreyfus Government Cash Management Fund, Institutional Shares - 0.03% (b)...................           762,197
                  (Cost $762,197)                                                                               ----------------

                  TOTAL INVESTMENTS -- 100.1%.................................................................       294,844,069
                  (Cost $260,500,327) (c)                                                                       ----------------



   NUMBER OF                                                            NOTIONAL      EXERCISE     EXPIRATION
   CONTRACTS                         DESCRIPTION                         AMOUNT        PRICE          DATE           VALUE
----------------  --------------------------------------------------  ------------  ------------  ------------  ----------------
CALL OPTIONS WRITTEN -- (0.2)%
             (15) 3M Co.............................................  $   (268,020) $     180.00    11/22/21              (3,105)
             (41) A.O. Smith Corp...................................      (299,587)        65.00    11/22/21             (36,080)
             (23) Abbott Laboratories...............................      (296,447)       115.00    11/22/21             (30,130)
             (24) AbbVie, Inc.......................................      (275,208)       110.00    11/22/21             (12,960)
             (48) Aflac, Inc........................................      (257,616)        55.00    11/22/21              (1,920)
              (9) Air Products and Chemicals, Inc...................      (269,829)       290.00    11/22/21             (12,375)
             (12) Albemarle Corp....................................      (300,564)       230.00    11/22/21             (29,160)
            (223) Amcor PLC.........................................      (269,161)        12.00    11/22/21              (6,690)
             (42) Archer-Daniels-Midland Co.........................      (269,808)        65.00    11/22/21              (4,200)
            (104) AT&T, Inc.........................................      (262,704)        26.00    11/22/21              (1,872)
             (29) Atmos Energy Corp.................................      (267,148)        95.00    11/22/21              (3,190)
             (13) Automatic Data Processing, Inc....................      (291,837)       210.00    11/22/21             (19,890)
             (11) Becton, Dickinson and Co..........................      (263,549)       240.00    11/22/21              (7,480)
             (39) Brown-Forman Corp.................................      (264,771)        70.00    11/22/21              (4,972)
             (55) Cardinal Health, Inc..............................      (262,955)        47.50    11/22/21             (11,275)


Page 10                 See Notes to Financial Statements


FT CBOE VEST S&P 500(R) DIVIDEND ARISTOCRATS TARGET INCOME ETF(R) (KNG)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2021


   NUMBER OF                                                            NOTIONAL      EXERCISE     EXPIRATION
   CONTRACTS                         DESCRIPTION                         AMOUNT        PRICE          DATE           VALUE
----------------  --------------------------------------------------  ------------  ------------  ------------  ----------------
CALL OPTIONS WRITTEN (CONTINUED)
             (13) Caterpillar, Inc..................................   $  (265,213)  $    200.00    11/22/21    $         (9,594)
             (15) Chubb Ltd.........................................      (293,070)       180.00    11/22/21             (25,350)
             (22) Cincinnati Financial Corp.........................      (267,168)       120.00    11/22/21              (8,360)
              (6) Cintas Corp.......................................      (259,860)       410.00    11/22/21             (15,450)
             (16) Clorox (The) Co...................................      (260,816)       165.00    11/22/21              (6,240)
             (49) Coca-Cola (The) Co................................      (276,213)        55.00    11/22/21              (7,791)
             (35) Colgate-Palmolive Co..............................      (266,665)        75.00    11/22/21              (7,875)
             (36) Consolidated Edison, Inc..........................      (271,440)        75.00    11/22/21              (4,752)
             (16) Dover Corp........................................      (270,528)       165.00    11/22/21              (9,440)
             (12) Ecolab, Inc.......................................      (266,664)       220.00    11/22/21              (6,000)
             (28) Emerson Electric Co...............................      (271,628)        95.00    11/22/21             (10,248)
              (8) Essex Property Trust, Inc.........................      (271,944)       330.00    11/22/21             (10,640)
             (23) Expeditors International of Washington, Inc.......      (283,498)       115.00    11/22/21             (20,240)
             (43) Exxon Mobil Corp..................................      (277,221)        62.50    11/22/21             (10,664)
             (22) Federal Realty Investment Trust...................      (264,770)       125.00    11/22/21              (2,750)
             (88) Franklin Resources, Inc...........................      (277,112)        30.00    11/22/21             (18,920)
             (13) General Dynamics Corp.............................      (263,575)       210.00    11/22/21              (1,690)
             (21) Genuine Parts Co..................................      (275,331)       130.00    11/22/21              (6,720)
             (63) Hormel Foods Corp.................................      (266,616)        43.00    11/22/21              (2,520)
             (12) Illinois Tool Works, Inc..........................      (273,444)       220.00    11/22/21             (10,332)
             (18) International Business Machines Corp..............      (225,180)       145.00    11/22/21                 (72)
             (17) Johnson & Johnson.................................      (276,896)       160.00    11/22/21              (7,650)
             (20) Kimberly-Clark Corp...............................      (258,980)       135.00    11/22/21                (800)
             (58) Leggett & Platt, Inc..............................      (271,730)        45.00    11/22/21             (14,616)
              (9) Linde PLC.........................................      (287,280)       310.00    11/22/21             (10,890)
             (12) Lowe's Cos., Inc..................................      (280,584)       220.00    11/22/21             (19,656)
             (34) McCormick & Co., Inc..............................      (272,782)        80.00    11/22/21              (4,930)
             (11) McDonald's Corp...................................      (270,105)       240.00    11/22/21              (7,590)
             (21) Medtronic PLC.....................................      (251,706)       130.00    11/22/21              (1,575)
             (33) NextEra Energy, Inc...............................      (281,589)        82.50    11/22/21             (10,758)
             (26) Nucor Corp........................................      (290,290)       100.00    11/22/21             (34,008)
             (37) Pentair PLC.......................................      (273,689)        70.00    11/22/21             (17,020)
            (150) People's United Financial, Inc....................      (257,100)        18.00    11/22/21              (3,000)
             (17) PepsiCo, Inc......................................      (274,720)       160.00    11/22/21              (4,760)
             (17) PPG Industries, Inc...............................      (272,969)       160.00    11/22/21              (5,653)
             (19) Procter & Gamble (The) Co.........................      (271,681)       145.00    11/22/21              (1,805)
             (38) Realty Income Corp................................      (271,434)        70.00    11/22/21              (7,448)
              (6) Roper Technologies, Inc...........................      (292,722)       470.00    11/22/21             (12,600)
              (6) S&P Global, Inc...................................      (284,496)       440.00    11/22/21             (22,830)
              (9) Sherwin-Williams (The) Co.........................      (284,949)       300.00    11/22/21             (16,299)
             (15) Stanley Black & Decker, Inc.......................      (269,595)       180.00    11/22/21              (6,540)
             (32) Sysco Corp........................................      (246,080)        80.00    11/22/21              (2,560)
             (13) T. Rowe Price Group, Inc..........................      (281,944)       200.00    11/22/21             (27,300)
             (11) Target Corp.......................................      (285,582)       250.00    11/22/21             (14,487)
             (36) VF Corp...........................................      (262,368)        72.50    11/22/21              (7,740)
              (6) W.W. Grainger, Inc................................      (277,866)       430.00    11/22/21             (20,760)
             (55) Walgreens Boots Alliance, Inc.....................      (258,610)        50.00    11/22/21                (990)
             (19) Walmart, Inc......................................      (283,898)       140.00    11/22/21             (19,095)
              (7) West Pharmaceutical Services, Inc.................      (300,916)       400.00    11/22/21             (22,435)
                                                                                                                ----------------
                  TOTAL CALL OPTIONS WRITTEN..................................................................          (706,742)
                  (Premiums received $473,143) (c)                                                              ----------------

                  NET OTHER ASSETS AND LIABILITIES -- 0.1%....................................................           277,701
                                                                                                                ----------------
                  NET ASSETS -- 100.0%........................................................................  $    294,415,028
                                                                                                                ================


                        See Notes to Financial Statements                Page 11


FT CBOE VEST S&P 500(R) DIVIDEND ARISTOCRATS TARGET INCOME ETF(R) (KNG)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2021

(a)   All or a portion of this security is held as collateral for the options written. At October 31, 2021, the value of these securities amount to
      $17,459,721 or 5.9% of net assets.

(b)   Rate shown reflects yield as of October 31, 2021.

(c)   Aggregate cost for federal income tax purposes is $269,550,343. As of
      October 31, 2021, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was
      $31,034,514 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was
      $6,447,530. The net unrealized appreciation was $24,586,984. The amounts presented are inclusive of derivative contracts.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of October 31,
2021 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):


                                                          ASSETS TABLE
                                                                                                  LEVEL 2            LEVEL 3
                                                             TOTAL             LEVEL 1          SIGNIFICANT        SIGNIFICANT
                                                           VALUE AT            QUOTED           OBSERVABLE        UNOBSERVABLE
                                                          10/31/2021           PRICES             INPUTS             INPUTS
                                                        ---------------    ---------------    ---------------    ---------------
Common Stocks*........................................  $   294,081,872    $   294,081,872    $            --    $            --
Money Market Funds....................................          762,197            762,197                 --                 --
                                                        ---------------    ---------------    ---------------    ---------------
Total Investments.....................................  $   294,844,069    $   294,844,069    $            --    $            --
                                                        ===============    ===============    ===============    ===============

                                                       LIABILITIES TABLE
                                                                                                  LEVEL 2            LEVEL 3
                                                             TOTAL             LEVEL 1          SIGNIFICANT        SIGNIFICANT
                                                           VALUE AT            QUOTED           OBSERVABLE        UNOBSERVABLE
                                                          10/31/2021           PRICES             INPUTS             INPUTS
                                                        ---------------    ---------------    ---------------    ---------------
Call Options Written..................................  $      (706,742)   $      (706,742)   $            --    $            --
                                                        ===============    ===============    ===============    ===============


*     See Portfolio of Investments for industry breakout.

Page 12                 See Notes to Financial Statements


FT CBOE VEST S&P 500(R) DIVIDEND ARISTOCRATS TARGET INCOME ETF(R) (KNG)

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2021


ASSETS:
Investments, at value..................................................      $  294,844,069
Cash segregated as collateral for open options contracts...............                 566
Receivables:
   Investment securities sold..........................................           9,375,927
   Dividends...........................................................             451,883
                                                                             --------------
      Total Assets.....................................................         304,672,445
                                                                             --------------
LIABILITIES:
Options contracts written, at value....................................             706,742
Payables:
   Investment securities purchased.....................................           9,374,011
   Investment advisory fees............................................             176,664
                                                                             --------------
      Total Liabilities................................................          10,257,417
                                                                             --------------
NET ASSETS.............................................................      $  294,415,028
                                                                             ==============
NET ASSETS CONSIST OF:
Paid-in capital........................................................      $  268,990,048
Par value..............................................................              53,750
Accumulated distributable earnings (loss)..............................          25,371,230
                                                                             --------------
NET ASSETS.............................................................      $  294,415,028
                                                                             ==============
NET ASSET VALUE, per share.............................................      $        54.77
                                                                             ==============
Number of shares outstanding (unlimited number of shares authorized,
   par value $0.01 per share)..........................................           5,375,000
                                                                             ==============
Investments, at cost...................................................      $  260,500,327
                                                                             ==============
Premiums received on options contracts written.........................      $      473,143
                                                                             ==============


                        See Notes to Financial Statements                Page 13


FT CBOE VEST S&P 500(R) DIVIDEND ARISTOCRATS TARGET INCOME ETF(R) (KNG)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2021


INVESTMENT INCOME:
Dividends..............................................................      $    3,804,485
                                                                             --------------
   Total investment income.............................................           3,804,485
                                                                             --------------
EXPENSES:
Investment advisory fees...............................................           1,191,261
                                                                             --------------
   Total expenses......................................................           1,191,261
                                                                             --------------
NET INVESTMENT INCOME (LOSS)...........................................           2,613,224
                                                                             --------------
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments.........................................................          (2,606,393)
   Written options contracts...........................................           1,128,524
                                                                             --------------
Net realized gain (loss)...............................................          (1,477,869)
                                                                             --------------
Net change in unrealized appreciation (depreciation) on:
   Investments.........................................................          31,146,981
   Written options contracts...........................................            (301,922)
                                                                             --------------
Net change in unrealized appreciation (depreciation)...................          30,845,059
                                                                             --------------
NET REALIZED AND UNREALIZED GAIN (LOSS)................................          29,367,190
                                                                             --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS.....................................................      $   31,980,414
                                                                             ==============


Page 14                 See Notes to Financial Statements


FT CBOE VEST S&P 500(R) DIVIDEND ARISTOCRATS TARGET INCOME ETF(R) (KNG)

STATEMENTS OF CHANGES IN NET ASSETS


                                                                                  YEAR              YEAR
                                                                                  ENDED             ENDED
                                                                               10/31/2021        10/31/2020
                                                                             --------------   ---------------
OPERATIONS:
Net investment income (loss)...........................................      $    2,613,224   $     1,029,038
Net realized gain (loss)...............................................          (1,477,869)         (648,972)
Net change in unrealized appreciation (depreciation)...................          30,845,059          (419,026)
                                                                             --------------   ---------------
Net increase (decrease) in net assets resulting from operations........          31,980,414           (38,960)
                                                                             --------------   ---------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations..................................................          (6,058,854)       (2,257,817)
                                                                             --------------   ---------------
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold..............................................         201,715,231        30,068,687
Cost of shares redeemed................................................                  --        (4,573,665)
Transaction fees (Note 8)..............................................                  --             6,236
                                                                             --------------   ---------------
Net increase (decrease) in net assets resulting from
   shareholder transactions............................................         201,715,231        25,501,258
                                                                             --------------   ---------------
Total increase (decrease) in net assets................................         227,636,791        23,204,481

NET ASSETS:
Beginning of period....................................................          66,778,237        43,573,756
                                                                             --------------   ---------------
End of period..........................................................      $  294,415,028   $    66,778,237
                                                                             ==============   ===============
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period................................           1,575,000           975,000
Shares sold............................................................           3,800,000           700,000
Shares redeemed........................................................                  --          (100,000)
                                                                             --------------   ---------------
Shares outstanding, end of period......................................           5,375,000         1,575,000
                                                                             ==============   ===============


                        See Notes to Financial Statements                Page 15


FT CBOE VEST S&P 500(R) DIVIDEND ARISTOCRATS TARGET INCOME ETF(R) (KNG)

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                          YEAR ENDED OCTOBER 31,                    PERIOD
                                             ------------------------------------------------       ENDED
                                                  2021             2020             2019        10/31/2018 (a)
                                             --------------   --------------   --------------   --------------
Net asset value, beginning of period.......    $    42.40       $    44.69       $    40.28       $    40.00
                                               ----------       ----------       ----------       ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)...............          0.73             0.81 (b)         0.74 (b)         0.43 (b)
Net realized and unrealized gain (loss)....         13.57            (1.35) (c)        5.52             0.70 (c)
                                               ----------       ----------       ----------       ----------
Total from investment operations...........         14.30            (0.54)            6.26             1.13
                                               ----------       ----------       ----------       ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income......................         (0.58)           (1.75)           (1.57)           (0.40)
Net realized gain..........................         (1.35)              --            (0.29)           (0.46)
                                               ----------       ----------       ----------       ----------
Total distributions........................         (1.93)           (1.75)           (1.86)           (0.86)
                                               ----------       ----------       ----------       ----------
CAPITAL SHARE TRANSACTIONS:
Transaction fees (Note 8)..................            --             0.00 (b)(d)      0.01 (b)         0.01 (b)
                                               ----------       ----------       ----------       ----------
Net asset value, end of period.............    $    54.77       $    42.40       $    44.69       $    40.28
                                               ==========       ==========       ==========       ==========
TOTAL RETURN (e)...........................         34.14%           (0.93)%          15.98%            2.84%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).......    $  294,415       $   66,778       $   43,574       $   19,134
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
   assets..................................          0.75%            0.75%            0.75%            0.75% (f)
Ratio of net investment income (loss) to
   average net assets......................          1.65%            1.89%            1.75%            1.73% (f)
Portfolio turnover rate (g)................            62%              86%              83%              50%


(a)   Inception date is March 26, 2018, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b)   Based on average shares outstanding.

(c)   Realized and unrealized gains (losses) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period and may not reconcile with the aggregate gains and losses in the
      Statement of Operations due to share transactions for the period.

(d)   Amount is less than $0.01.

(e)   Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(f)   Annualized.

(g)   Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

Page 16                 See Notes to Financial Statements


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    FT CBOE VEST S&P 500(R) DIVIDEND ARISTOCRATS TARGET INCOME ETF(R) (KNG)
                                OCTOBER 31, 2021

                                1. ORGANIZATION

First Trust Exchange-Traded Fund IV (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on September 15,
2010, and is registered with the Securities and Exchange Commission under the
Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of ten funds that are offering shares. This report covers the FT Cboe Vest S&P 500(R) Dividend Aristocrats Target Income ETF(R)
(the "Fund"), which trades under the ticker "KNG" on the Cboe BZX Exchange, Inc.
("Cboe BZX"). The Fund represents a separate series of shares of beneficial interest in the Trust. Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large blocks of shares known as "Creation Units."

The Fund's investment objective seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Cboe S&P 500(R) Dividend Aristocrats Target Income Index
Monthly Series (the "Index"). The Fund will normally invest at least 80% of its total assets (including investment borrowings) in the common stocks and call options that comprise the Index. The Index's primary goal is to generate an annualized level of income from stock dividends and option premiums that is approximately 3% over the annual dividend yield of the S&P 500(R) Index and the
Index's secondary goal is to generate capital appreciation based on the price returns of the equity securities contained in the Index.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting
Standards Codification Topic 946, "Financial Services-Investment Companies." The
following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

The Fund's NAV is determined daily as of the close of regular trading on the New
York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the
NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. The Fund's NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund's investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor")
in accordance with valuation procedures adopted by the Trust's Board of
Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund's investments are valued as follows:

      Common stocks and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC ("Nasdaq") and the
      London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Exchange-traded options contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded options contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Shares of open-end funds are valued at fair value which is based on NAV per share.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of

                                                                         Page 17

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

    FT CBOE VEST S&P 500(R) DIVIDEND ARISTOCRATS TARGET INCOME ETF(R) (KNG)
                                OCTOBER 31, 2021

1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

            1)    the type of security;

            2)    the size of the holding;

            3)    the initial cost of the security;

            4)    transactions in comparable securities;

            5)    price quotes from dealers and/or third-party pricing services;

            6)    relationships among various securities;

            7)    information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

            8)    an analysis of the issuer's financial statements; and

            9)    the existence of merger proposals or tender offers that might affect the value of the security.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o     Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o     Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o     Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little
                  information is released publicly.

            o     Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves
                  observable at commonly quoted intervals, volatilities,
                  prepayment speeds, loss severities, credit risks, and default rates).

            o     Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o     Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of October 31, 2021, is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis.
Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.

Distributions received from the Fund's investments in real estate investment trusts ("REITs") may be comprised of return of capital, capital gains and income. The actual character of the amounts received during the year is not known until after the REITs' fiscal year end. The Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by the Fund may be subsequently revised based on information received by the REITs after their tax reporting periods conclude.

C. OPTIONS CONTRACTS

The Fund will employ a "partial covered call strategy," meaning that covered calls will be written on a notional value of no more than 20% of the value of each underlying stock contained in the S&P 500 Dividend Aristocrats Index (the
"Aristocrat Stocks"), such that the short position in each call option is
"covered" by a portion of the corresponding Aristocrat Stock held by the Fund to generate income. A written (sold) call option gives the seller the obligation to sell shares of the underlying asset at a specified price ("strike price") at a specified date ("expiration date"). The writer (seller) of the call option receives an amount (premium) for writing (selling) the option. In the event


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

    FT CBOE VEST S&P 500(R) DIVIDEND ARISTOCRATS TARGET INCOME ETF(R) (KNG)
                                OCTOBER 31, 2021

the underlying asset appreciates above the strike price as of the expiration date, the writer (seller) of the call option will have to pay the difference between the value of the underlying asset and the strike price (which loss is offset by the premium initially received), and in the event the underlying asset declines in value, the call option may end up worthless and the writer (seller)
of the call option retains the premium.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in "Options contracts written, at value" on the
Statement of Assets and Liabilities. Options are marked-to-market daily and their value is affected by changes in the value of the underlying security, changes in interest rates, changes in the actual or perceived volatility of the securities markets and the underlying securities, and the remaining time to the option's expiration. The value of options may also be adversely affected if the market for the options becomes less liquid or the trading volume diminishes.
Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from options written. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. Any gain or loss on written options would be included in "Net realized gain (loss) on written options contracts" on the Statement of Operations. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income, if any, are declared and paid quarterly by the Fund, or as the Board of Trustees may determine from time to time.
Distributions of net realized gains earned by the Fund, if any, are distributed at least annually.

Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on significantly modified portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

The tax character of distributions paid during the fiscal years ended October
31, 2021 and 2020 was as follows:

Distributions paid from:                               2021            2020
Ordinary income.................................  $    5,267,572   $   1,542,140
Capital gains...................................         791,282         715,677
Return of capital...............................              --              --

As of October 31, 2021, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed ordinary income...................  $      784,246
Accumulated capital and other gain (loss).......              --
Net unrealized appreciation (depreciation)......      24,586,984

E. INCOME TAXES

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of
4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2018,
2019, 2020, and 2021 remain open to federal and state audit. As of October 31,
2021, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains.
The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2021, the
Fund had no capital loss carryforwards for federal income tax purposes.

                                                                         Page 19

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--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

    FT CBOE VEST S&P 500(R) DIVIDEND ARISTOCRATS TARGET INCOME ETF(R) (KNG)
                                OCTOBER 31, 2021

Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended October 31, 2021, the Fund had no net late year ordinary or capital losses.

In order to present paid-in capital and accumulated distributable earnings
(loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation
(depreciation) on investments) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Fund and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended October 31, 2021, there were no tax adjustments made to accumulated distributable earnings (loss) accounts due to differences between book and tax treatments.

F. EXPENSES

Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).

3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The
Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First
Trust is responsible for the selection and ongoing monitoring of the securities in the Fund's portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund.

First Trust is responsible for the expenses of the Fund including the cost of transfer agency, sub-advisory, custody, fund administration, legal, audit and other services and license fees (if any), but excluding fee payments under the
Investment Management Agreement, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Fund has agreed to pay First Trust an annual management fee equal to 0.75% of its average daily net assets.

Cboe Vest(SM) Financial LLC ("Cboe Vest"), an affiliate of First Trust, serves as the Fund's sub-advisor and manages the Fund's portfolio subject to First
Trust's supervision. Pursuant to the Investment Management Agreement, between the Trust, on behalf of the Fund, and the Advisor, and the Investment
Sub-Advisory Agreement among the Trust, on behalf of the Fund, the Advisor and
Cboe Vest, First Trust will supervise Cboe Vest and its management of the investment of the Fund's assets and will pay Cboe Vest for its services as the
Fund's sub-advisory fee equal to 0.20% of the average daily net assets of the
Fund, less Cboe Vest's share of the Fund's expenses. Cboe Vest's fee is paid by the Advisor out of its management fee.

The Trust has multiple service agreements with The Bank of New York Mellon
("BNYM"). Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BNYM is responsible for custody of the Fund's assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of the Fund's securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for the Fund. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund
Complex. Each independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, defined-outcome fund or is an index fund.

Additionally, the Lead Independent Trustee and the Chairs of the Audit
Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets.
Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairs rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

                               4. REORGANIZATION

On March 1, 2021, the Board of Trustees of Cboe Vest S&P 500(R) Dividend
Aristocrats Target Income ETF(R) ("Target Fund"), an index based exchange-traded fund ("ETF") managed by Cboe VestSM Financial LLC, approved a reorganization into FT Cboe Vest S&P 500(R) Dividend Aristocrats Target Income ETF(R) (the
"Acquiring Fund" or "KNG"), an index based ETF managed by First Trust.


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

    FT CBOE VEST S&P 500(R) DIVIDEND ARISTOCRATS TARGET INCOME ETF(R) (KNG)
                                OCTOBER 31, 2021

The reorganization resulted in a shift in the management responsibility for the
Target Fund. Other than the management responsibility, the primary characteristics of Target Fund and the Acquiring Fund are materially the same.
The Acquiring Fund's investment objective, investment strategies, policies and risks are identical in all material respects to those of the Target Fund.

Under the terms of the Reorganization, which was tax-free, the assets of Target
Fund were transferred to, and the liabilities of Target Fund were assumed by
KNG. The shareholders of the Target Fund received shares of KNG with a value equal to the aggregate net asset value of the shares of the Target Fund held by them.

                      5. PURCHASES AND SALES OF SECURITIES

For the fiscal year ended October 31, 2021, the cost of purchases and proceeds from sales of investments, excluding short-term investments and in-kind transactions, were $100,389,927 and $98,842,871, respectively.

For the fiscal year ended October 31, 2021, the cost of in-kind purchases and proceeds from in-kind sales were $199,069,547 and $0, respectively.

                           6. DERIVATIVE TRANSACTIONS

The following table presents the types of derivatives held by the Fund at
October 31, 2021, the primary underlying risk exposure and the location of these instruments as presented on the Statements of Assets and Liabilities.


                                     ASSET DERIVATIVES                       LIABILITY DERIVATIVES
                            ----------------------------------------   --------------------------------------
DERIVATIVE    RISK            STATEMENT OF ASSETS AND                   STATEMENT OF ASSETS AND
INSTRUMENTS   EXPOSURE          LIABILITIES LOCATION        VALUE         LIABILITIES LOCATION       VALUE
-----------   -----------   ----------------------------  ----------   --------------------------  ----------
                                                                       Options contracts written,
Options       Equity Risk                             --   $      --   at value                    $  706,742


The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended October 31, 2021, on derivative instruments, as well as the primary underlying risk exposure associated with the instruments.

STATEMENT OF OPERATIONS LOCATION
-------------------------------------------------------------------------------
EQUITY RISK EXPOSURE
Net realized gain (loss) on written options contracts              $  1,128,524
Net change in unrealized appreciation (depreciation) on
   written options contracts                                           (301,922)

During the fiscal year ended October 31, 2021, the premiums for written options contracts opened were $3,171,958 and the premiums for written options contracts closed, exercised and expired were $2,818,784.

                      7. OFFSETTING ASSETS AND LIABILITIES

The Fund is subject to a Master Netting Arrangement, which governs the terms of certain transactions with select counterparties. The Master Netting Arrangement allows the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangement also specifies collateral posting arrangements at pre-arranged exposure levels. Under the
Master Netting Arrangement, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place)
governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and type of Master Netting Arrangement.

                                                                         Page 21


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

    FT CBOE VEST S&P 500(R) DIVIDEND ARISTOCRATS TARGET INCOME ETF(R) (KNG)
                                OCTOBER 31, 2021

The following is a summary of the Assets and Liabilities subject to offsetting in the Fund as of the end of the reporting period:



                                                                    NET AMOUNT          GROSS AMOUNT NOT OFFSET
                                                 GROSS AMOUNT     OF LIABILITIES          IN THE STATEMENT OF
                                   GROSS        OFFSET IN THE    PRESENTED IN THE        ASSETS AND LIABILITIES
                                 AMOUNT OF       STATEMENT OF      STATEMENT OF     --------------------------------
DESCRIPTION/                     RECOGNIZED       ASSETS AND        ASSETS AND        FINANCIAL      CASH COLLATERAL       NET
COUNTERPARTY                    LIABILITIES      LIABILITIES       LIABILITIES       INSTRUMENTS         PLEDGED          AMOUNT
----------------------------   --------------   --------------   ----------------   --------------   ---------------   ------------
Written Options
   Societe Generale            $      706,742   $          --    $        706,742   $     (706,742)  $            --   $         --


In some instances, the collateral amounts disclosed in the tables were adjusted due to the requirement to limit the collateral amounts to avoid the effect of overcollateralization. Actual collateral received/pledged may be more than the amounts disclosed herein.

                 8. CREATIONS, REDEMPTIONS AND TRANSACTION FEES

The Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as "Authorized
Participants" have contractual arrangements with the Fund's service providers to purchase and redeem Fund shares directly with the Fund in large blocks of shares known as "Creation Units." Prior to the start of trading on every business day, the Fund publishes through the National Securities Clearing Corporation ("NSCC")
the "basket" of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund's shares. An Authorized Participant that wishes to effectuate a creation of the Fund's shares deposits with the Fund the
"basket" of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund's shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund's shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized
Participant redeems a Creation Unit of the Fund's shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in the Fund's shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of the Fund's shares at or close to the NAV per share of the Fund.

The Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation
Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.

The Fund also imposes fees in connection with the redemption of Creation Units.
These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an
Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by the Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.

                              9. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule
12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the
Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are
Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before March 31, 2023.


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

    FT CBOE VEST S&P 500(R) DIVIDEND ARISTOCRATS TARGET INCOME ETF(R) (KNG)
                                OCTOBER 31, 2021

                              10. INDEMNIFICATION

The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                               11. OTHER MATTERS

By operation of law, the Fund now operates as a diversified open-end management investment company as defined in Section 5(b) of the 1940 Act.

                             12. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there was the following subsequent event:

On November 18, 2021, First Trust Limited Duration Investment Grade Corporate
ETF, an additional series of the Trust, began trading under the symbol "FSIG" on
NYSE Arca, Inc.

                                                                         Page 23


--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND THE BOARD OF TRUSTEES OF FIRST TRUST EXCHANGE-TRADED
FUND IV:

OPINION ON THE FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS

We have audited the accompanying statement of assets and liabilities of FT Cboe
Vest S&P 500(R) Dividend Aristocrats Target Income ETF(R) (the "Fund"), a series of the First Trust Exchange-Traded Fund IV, including the portfolio of investments, as of October 31, 2021, the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, and the results of its operations, the statement of changes in net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the
United States of America. The statement of changes in net assets for the year ended October 31, 2020 and the financial highlights for the years ended October
31, 2020 and 2019 and for the period from March 26, 2018 (commencement of operations) through October 31, 2018 were audited by other auditors whose report dated December 23, 2020, expressed an unqualified opinion on such statement of changes in net assets and financial highlights.

BASIS FOR OPINION

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight
Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Chicago, Illinois
December 22, 2021

We have served as the auditor of one or more First Trust investment companies since 2001.


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

    FT CBOE VEST S&P 500(R) DIVIDEND ARISTOCRATS TARGET INCOME ETF(R) (KNG)
                          OCTOBER 31, 2021 (UNAUDITED)

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website at www.ftportfolios.com; and (3) on the Securities and
Exchange Commission's ("SEC") website at www.sec.gov.

                               PORTFOLIO HOLDINGS

The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT.
Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC's website at www.sec.gov. The Fund's complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund's Forms N-PORT and Forms N-CSR are available on the SEC's website listed above.

                            FEDERAL TAX INFORMATION

For the taxable year ended October 31, 2021, the following percentages of income dividend paid by the Fund qualified for the dividends received deduction available to corporations and is hereby designated as qualified dividend income:

         Dividends Received Deduction      Qualified Dividend Income
         ----------------------------      -------------------------
                    66.34%                          70.71%

For the fiscal year ended October 31, 2021, the amount of long-term capital gain distributions designated by the Fund was $791,282, which is taxable at the applicable capital gain tax rates for federal income tax purposes.

A portion of the Fund's 2021 ordinary dividends (including short-term capital gains) paid to shareholders during the fiscal year ended October 31, 2021, may be eligible for the Qualified Business Income Deduction (QBI) under Internal
Revenue Code of 1986, as amended, Section 199A for the aggregate dividends Fund received from the underlying Real Estate Investment Trusts (REITs) it invests
in.

                              RISK CONSIDERATIONS

RISKS ARE INHERENT IN ALL INVESTING. CERTAIN GENERAL RISKS THAT MAY BE
APPLICABLE TO A FUND ARE IDENTIFIED BELOW, BUT NOT ALL OF THE MATERIAL RISKS
RELEVANT TO EACH FUND ARE INCLUDED IN THIS REPORT AND NOT ALL OF THE RISKS BELOW
APPLY TO EACH FUND. THE MATERIAL RISKS OF INVESTING IN EACH FUND ARE SPELLED OUT
IN ITS PROSPECTUS, STATEMENT OF ADDITIONAL INFORMATION AND OTHER REGULATORY
FILINGS. BEFORE INVESTING, YOU SHOULD CONSIDER EACH FUND'S INVESTMENT OBJECTIVE,
RISKS, CHARGES AND EXPENSES, AND READ EACH FUND'S PROSPECTUS AND STATEMENT OF
ADDITIONAL INFORMATION CAREFULLY. YOU CAN DOWNLOAD EACH FUND'S PROSPECTUS AT
WWW.FTPORTFOLIOS.COM OR CONTACT FIRST TRUST PORTFOLIOS L.P. AT (800) 621-1675 TO
REQUEST A PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION ABOUT EACH FUND.

CONCENTRATION RISK. To the extent that a fund is able to invest a significant percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund's investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund's corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is more broadly diversified.

CREDIT RISK. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability to make such payments.

CYBER SECURITY RISK. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund's third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.

                                                                         Page 25


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

    FT CBOE VEST S&P 500(R) DIVIDEND ARISTOCRATS TARGET INCOME ETF(R) (KNG)
                          OCTOBER 31, 2021 (UNAUDITED)

DEFINED OUTCOME FUNDS RISK. To the extent a fund's investment strategy is designed to deliver returns tied to the price performance of an underlying ETF, an investor may not realize the returns the fund seeks to achieve if that investor does not hold shares for the entire target outcome period. In the event an investor purchases shares after the first day of the target outcome period or sells shares prior to the end of the target outcome period, the buffer that the fund seeks to provide against a decline in the value of the underlying ETF may not be available, the enhanced returns that the fund seeks to provide (if any)
may not be available and the investor may not participate in a gain in the value of the underlying ETF up to the cap for the investor's investment period.
Additionally, the fund will not participate in gains of the underlying ETF above the cap and a shareholder may lose their entire investment. If the fund seeks enhanced returns, there are certain time periods when the value of the fund may fall faster than the value of the underlying ETF, and it is very unlikely that, on any given day during which the underlying ETF share price increases in value, the fund's share price will increase at the same rate as the enhanced returns sought by the fund, which is designed for an entire target outcome period.
Trading flexible exchange options involves risks different from, or possibly greater than, the risks associated with investing directly in securities, such as less liquidity and correlation and valuation risks. A fund may experience substantial downside from specific flexible exchange option positions and certain positions may expire worthless.

DERIVATIVES RISK. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative.
These risks are heightened when a fund's portfolio managers use derivatives to enhance the fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.

EQUITY SECURITIES RISK. To the extent a fund invests in equity securities, the value of the fund's shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.

ETF RISK. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).
In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF's shares, or decisions by an
ETF's authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF's shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.

FIXED INCOME SECURITIES RISK. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund's fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund's fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or "junk" bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.

INDEX OR MODEL CONSTITUENT RISK. Certain funds may be a constituent of one or more indices or ETF models. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund's net asset value could be negatively impacted and the fund's market price may be significantly below its net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in a fund's shares.

INDEX PROVIDER RISK. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund's costs. The Index Provider does not


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

    FT CBOE VEST S&P 500(R) DIVIDEND ARISTOCRATS TARGET INCOME ETF(R) (KNG)
                          OCTOBER 31, 2021 (UNAUDITED)

provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.

INVESTMENT COMPANIES RISK. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles.
Furthermore, the fund's investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.

LIBOR RISK. To the extent a fund invests in floating or variable rate obligations that use the London Interbank Offered Rate ("LIBOR") as a reference interest rate, it is subject to LIBOR Risk. The United Kingdom's Financial
Conduct Authority, which regulates LIBOR, will cease making LIBOR available as a reference rate over a phase-out period that will begin immediately after
December 31, 2021. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades.
Any potential effects of the transition away from LIBOR on the fund or on certain instruments in which the fund invests can be difficult to ascertain, and they may vary depending on a variety of factors, and they could result in losses to the fund.

MANAGEMENT RISK. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund's investment portfolio, the fund's portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.

MARKET RISK. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. The outbreak of the respiratory disease designated as COVID-19 in
December 2019 has caused significant volatility and declines in global financial markets, which have caused losses for investors. While the development of vaccines has slowed the spread of the virus and allowed for the resumption of
"reasonably" normal business activity in the United States, many countries continue to impose lockdown measures in an attempt to slow the spread.
Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease.

NON-U.S. SECURITIES RISK. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities;
capital controls; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; the imposition of sanctions by foreign governments; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in
non-U.S. securities may involve higher costs than investments in U.S.
securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.

OPERATIONAL RISK. Each fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of a fund's service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Each fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect a fund's ability to meet its investment objective. Although the funds and the funds' investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

PASSIVE INVESTMENT RISK. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.

            NOT FDIC INSURED   NOT BANK GUARANTEED   MAY LOSE VALUE

                                                                         Page 27


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

    FT CBOE VEST S&P 500(R) DIVIDEND ARISTOCRATS TARGET INCOME ETF(R) (KNG)
                          OCTOBER 31, 2021 (UNAUDITED)

                               BOARD OF TRUSTEES

Effective November 1, 2021, Denise M. Keefe was appointed as a Trustee of the
Trust. Ms. Keefe is Executive Vice President of Advocate Aurora Health and
President of Advocate Aurora Continuing Health Division (together, "Advocate"), one of the largest integrated healthcare systems in the U.S. serving Illinois and Wisconsin. Ms. Keefe has been employed by Advocate since 1993 and is responsible for the Continuing Health Division's strategic direction, fiscal management, business development, revenue enhancement, operational efficiencies, and human resource management of 4,000 employees. Ms. Keefe also currently serves on the boards of several organizations within the Advocate Aurora
Continuing Health Division and other health care organizations, including RML
Long Term Acute Care Hospitals (since 2014) and Senior Helpers (since 2021).
Prior thereto, Ms. Keefe was Corporate Vice President, Marketing and Business
Development for the Visiting Nurse Association of Chicago (1989 - 1992) and a
former Board Member of Sherman West Court Skilled Nursing Facility.


--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

    FT CBOE VEST S&P 500(R) DIVIDEND ARISTOCRATS TARGET INCOME ETF(R) (KNG)
                          OCTOBER 31, 2021 (UNAUDITED)

The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite
400, Wheaton, IL 60187.

The Trust's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.


                                                                                                  NUMBER OF             OTHER
                                                                                                PORTFOLIOS IN      TRUSTEESHIPS OR
                                                                                               THE FIRST TRUST      DIRECTORSHIPS
           NAME,               TERM OF OFFICE AND                                               FUND COMPLEX       HELD BY TRUSTEE
     YEAR OF BIRTH AND         YEAR FIRST ELECTED            PRINCIPAL OCCUPATIONS               OVERSEEN BY         DURING PAST
  POSITION WITH THE TRUST         OR APPOINTED                DURING PAST 5 YEARS                  TRUSTEE             5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee   o Indefinite Term    Physician, Officer, Wheaton Orthopedics;         215         None
(1951)                                              Limited Partner, Gundersen Real Estate
                               o Since Inception    Limited Partnership (June 1992 to
                                                    December 2016)

Thomas R. Kadlec, Trustee      o Indefinite Term    President, ADM Investors Services, Inc.          215         Director of ADM
(1957)                                              (Futures Commission Merchant)                                Investor Services,
                               o Since Inception                                                                 Inc., ADM
                                                                                                                 Investor Services
                                                                                                                 International,
                                                                                                                 Futures Industry
                                                                                                                 Association, and
                                                                                                                 National Futures
                                                                                                                 Association

Robert F. Keith, Trustee       o Indefinite Term    President, Hibs Enterprises (Financial           215         Director of Trust
(1956)                                              and Management Consulting)                                   Company of
                               o Since Inception                                                                 Illinois

Niel B. Nielson, Trustee       o Indefinite Term    Senior Advisor (August 2018 to Present),         215         None
(1954)                                              Managing Director and Chief Operating
                               o Since Inception    Officer (January 2015 to August 2018),
                                                    Pelita Harapan Educational Foundation
                                                    (Educational Products and Services)

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(1), Trustee,    o Indefinite Term    Chief Executive Officer, First Trust             215         None
Chairman of the Board                               Advisors L.P. and First Trust (1955)
                               o Since Inception    Portfolios L.P.; Chairman of the Board
                                                    of Directors, BondWave LLC (Software
                                                    Development Company) and Stonebridge
                                                    Advisors LLC (Investment Advisor)


-----------------------------

(1)   Mr. Bowen is deemed an "interested person" of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P.,
      investment advisor of the Trust.

                                                                         Page 29


--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

    FT CBOE VEST S&P 500(R) DIVIDEND ARISTOCRATS TARGET INCOME ETF(R) (KNG)
                          OCTOBER 31, 2021 (UNAUDITED)


     NAME AND             POSITION AND OFFICES        TERM OF OFFICE AND                     PRINCIPAL OCCUPATIONS
   YEAR OF BIRTH               WITH TRUST             LENGTH OF SERVICE                       DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                  OFFICERS(2)
------------------------------------------------------------------------------------------------------------------------------------
James M. Dykas        President and Chief            o Indefinite Term      Managing Director and Chief Financial Officer
(1966)                Executive Officer                                     (January 2016 to Present), Controller (January 2011
                                                     o Since January 2016   to January 2016), Senior Vice President (April 2007
                                                                            to January 2016), First Trust Advisors L.P. and First
                                                                            Trust Portfolios L.P.; Chief Financial Officer
                                                                            (January 2016 to Present), BondWave LLC
                                                                            (Software Development Company) and Stonebridge
                                                                            Advisors LLC (Investment Advisor)

Donald P. Swade       Treasurer, Chief Financial     o Indefinite Term      Senior Vice President (July 2016 to Present), Vice
(1972)                Officer and Chief Accounting                          President (April 2012 to July 2016), First Trust
                      Officer                        o Since January 2016   Advisors L.P. and First Trust Portfolios L.P.

W. Scott Jardine      Secretary and Chief            o Indefinite Term      General Counsel, First Trust Advisors L.P. and First
(1960)                Legal Officer                                         Trust Portfolios L.P.; Secretary and General
                                                     o Since Inception      Counsel, BondWave LLC; Secretary, Stonebridge
                                                                            Advisors LLC

Daniel J. Lindquist   Vice President                 o Indefinite Term      Managing Director, First Trust Advisors L.P. and
(1970)                                                                      First Trust Portfolios L.P.
                                                     o Since Inception

Kristi A. Maher       Chief Compliance Officer       o Indefinite Term      Deputy General Counsel, First Trust Advisors L.P.
(1966)                and Assistant Secretary                               and First Trust Portfolios L.P.
                                                     o Since Inception

Roger F. Testin       Vice President                 o Indefinite Term      Senior Vice President, First Trust Advisors L.P. and
(1966)                                                                      First Trust Portfolios L.P.
                                                     o Since Inception

Stan Ueland           Vice President                 o Indefinite Term      Senior Vice President, First Trust Advisors L.P. and
(1970)                                                                      First Trust Portfolios L.P.
                                                     o Since Inception


-----------------------------

(2)   The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.


--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

    FT CBOE VEST S&P 500(R) DIVIDEND ARISTOCRATS TARGET INCOME ETF(R) (KNG)
                          OCTOBER 31, 2021 (UNAUDITED)

                                 PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o     Information we receive from you and your broker-dealer, investment professional or financial representative through interviews, applications, agreements or other forms;

      o     Information about your transactions with us, our affiliates or others;

      o     Information we receive from your inquiries by mail, e-mail or telephone; and

      o     Information we collect on our website through the use of "cookies".
            For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o     In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o     We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

USE OF WEBSITE ANALYTICS

We currently use third party analytics tools, Google Analytics and AddThis to gather information for purposes of improving First Trust's website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust's website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually.
We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at
1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust
Advisors).

March 2021

                                                                         Page 31


                      This page intentionally left blank.


FIRST TRUST

First Trust Exchange-Traded Fund IV

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187

INVESTMENT SUB-ADVISOR
Cboe Vest(SM) Financial LLC
1765 Greensboro Station Pl, 9th Floor
McLean, VA 22102

ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603


[BLANK BACK COVER]


Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant, during the period covered by this report, has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

(f)	A copy of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller is filed as an exhibit pursuant to Item 13(a)(1).

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees (Registrant) -- The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $308,200 for the fiscal year ended October 31, 2020 and $329,325 for the fiscal year ended October 31, 2021.

(b) Audit-Related Fees (Registrant) -- The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2020 and $0 for the fiscal year ended October 31, 2021.

Audit-Related Fees (Investment Advisor) -- The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2020 and $0 for the fiscal year ended October 31, 2021.

Audit-Related Fees (Distributor) -- The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2020 and $0 for the fiscal year ended October 31, 2021.

(c) Tax Fees (Registrant) -- The aggregate fees billed for professional services rendered by the principal accountant for tax return review and debt instrument tax analysis and reporting were $199,634 for the fiscal year ended October 31, 2020 and $200,901 for the fiscal year ended October 31, 2021. These fees were for tax consultation and/or tax return preparation and professional services rendered for PFIC (Passive Foreign Investment company) Identification Services.

Tax Fees (Investment Advisor) -- The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant’s advisor and distributor were $0 for the fiscal year ended October 31, 2020 and $0 for the fiscal year ended October 31, 2021.

Tax Fees (Distributor) -- The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant’s distributor were $0 for the fiscal year ended October 31, 2020 and $0 for the fiscal year ended October 31, 2021.

(d) All Other Fees (Registrant) -- The aggregate fees billed for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended October 31, 2020 and $0 for the fiscal year ended October 31, 2021.

All Other Fees (Investment Advisor) -- The aggregate fees billed for products and services provided by the principal accountant to the registrant’s investment advisor, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended October 31, 2020 and $0 for the fiscal year ended October 31, 2021.

All Other Fees (Distributor) -- The aggregate fees billed for products and services provided by the principal accountant to the registrant’s distributor, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended October 31, 2020 and $0 for the fiscal year ended October 31, 2021.

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the “Committee”) is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

The Committee is also responsible for the pre-approval of the independent auditor’s engagements for non-audit services with the registrant’s advisor (not including a sub-advisor whose role is primarily portfolio management and is sub-contracted or overseen by another investment advisor) and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant’s advisor (other than any sub-advisor whose role is primarily portfolio management and is sub-contracted with or overseen by another investment advisor) and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor’s independence.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) for the registrant and the registrant’s investment advisor and distributor of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(C) or paragraph(C)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

Registrant:    Advisor and Distributor:

(b) 0%         (b) 0%

(c) 0%         (c) 0%

(d) 0%         (d) 0%

(f) The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant for the fiscal year ended October 31, 2020 were $199,634 for the registrant, $70,370 for the registrant’s investment advisor and $99,830 for the registrant’s distributor; and for the fiscal year ended October 31, 2021 were $200,901 for the registrant, $16,500 for the registrant’s investment advisor and $29,500 for the registrant’s distributor.

(h) The registrant’s audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Items 5. Audit Committee of Listed Registrants.

The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the registrant is comprised of: Richard E. Erickson, Thomas R. Kadlec, Robert F. Keith and Niel B. Nielson.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407 (c) (2) (iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22 (b) (15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3 (c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15 (b)).
(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	First Trust Exchange-Traded Fund IV
By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	January 10, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	January 10, 2022
By (Signature and Title)*	/s/ Donald P. Swade
Donald P. Swade, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date:	January 10, 2022

* Print the name and title of each signing officer under his or her signature.